As filed with the Securities and Exchange Commission on February 26, 1998
             1933 Act File No. 2-14213; 1940 Act File No. 811-0816
--------------------------------------------------------------------------------

                             SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              _X__

         Pre-Effective Amendment No.____                             ____

         Post-Effective Amendment No._78_                            _X__

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      _X__

         Amendment No._78_

                       (check appropriate box or boxes.)

                       AMERICAN CENTURY MUTUAL FUNDS, INC.
               ---------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

        American Century Tower, 4500 Main Street, Kansas City, MO 64111
        ----------------------------------------------------------------
        (Address of Principal Executive Offices)               (Zip Code)


         Registrant's Telephone Number, including Area Code:  816-531-5575

                             James E. Stowers III
        American Century Tower, 4500 Main Street, Kansas City, MO 64111
        ----------------------------------------------------------------
                    (Name and address of Agent for service)

           Approximate Date of Proposed Public Offering: March 1, 1998

It is proposed that this filing will become effective (check appropriate box)

_____  immediately  upon  filing  pursuant to  paragraph  (b) of Rule 485
__X__  on March 1, 1998 pursuant to paragraph (b) of Rule 485
_____  60 days after filing pursuant to  paragraph  (a) of Rule 485
_____  on (date) pursuant  to  paragraph (a)(1) of Rule 485
_____  75 days after  filing  pursuant to  paragraph  (a)(2) of Rule 485
_____  on (date) pursuant to paragraph (a)(2) of Rule 485

The Registrant has registered an indefinite number or amount of Securities under the Securities Act of 1933 pursuant to Rule 24f-2. The Rule 24f-2 notice for the fiscal year ending October 31, 1997, was filed on December 19, 1997.

================================================================================
                              CROSS REFERENCE SHEET

--------------------------------------------------------------------------------

         N-1A Item No.              Location
         -------------              --------
PART A

Item 1. Cover Page                  Cover Page
Item 2. Synopsis                    Transaction and Operating
                                    Expense Table
Item 3. Condensed Financial         Financial Highlights
          Information
Item 4. General Description         Investment Policies of
          Registrant                the Funds; Other Investment
                                    Practices, Their Characteristics
                                    and Risks; Performance
                                    Advertising; Distribution
                                    of Fund Shares; Further
                                    Information About
                                    American Century
Item 5. Management of the           Management
        Fund
Item 6. Capital Stock and           Further Information About
        Other Securities            American Century
Item 7. Purchase of Securities      How to Open An Account;
        Being Offered               How to Exchange From One
                                    Account to Another;
                                    Share Price; Distribution
Item 8. Redemption                  How to Redeem Shares;
                                    Signature Guarantee
Item 9. Pending Legal               N/A
        Proceedings


--------------------------------------------------------------------------------
PART B
--------------------------------------------------------------------------------

Item 10. Cover Page                 Cover Page
Item 11. Table of Contents          Table of Contents
Item 12. General Information        N/A
Item 13. Investment Objectives      Investment Objectives of
         and Policies               the Funds; Fundamental Policies
                                    of the Funds; Additional
                                    Investment Restrictions;
                                    Forward Currency Exchange
                                    Contracts; An Explanation of
                                    Fixed Income; Securities Ratings
                                    Short Sales; Portfolio Lending;
                                    Portfolio Turnover;
                                    Interest Rate Futures Contracts
                                    and Related Options;
                                    Municipal Leases
Item 14. Management of the          Officers and Directors;
         Registrant                 Management;
                                    Custodians
Item 15. Control Persons            Capital Stock
         and Principal
         Holders of Securities
Item 16. Investment Advisory        Management;
         and Other Services         Custodians
Item 17. Brokerage Allocation       Brokerage;
                                    Performance Advertising
Item 18. Capital Stock and          Capital Stock;
         Other Securities           Multiple Class Structure
Item 19. Purchase, Redemption       N/A
         and Pricing of
         Securities Being
         Offered
Item 20. Tax Status                 N/A
Item 21. Underwriters               N/A
Item 22. Calculation of Yield       Performance Advertising
         Quotations of Money
         Market Funds
Item 23. Financial Statements       Financial Statements

                                   PROSPECTUS

                            [american century logo]
                                    American
                                Century(reg.sm)


                                  MARCH 1, 1998


                                    TWENTIETH
                                     CENTURY
                                      GROUP

                                     Select
                                    Heritage
                                     Growth
                                      Ultra
                                      Vista

INVESTOR CLASS

                         AMERICAN CENTURY INVESTMENTS

                                FAMILY OF FUNDS


    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.


                           AMERICAN CENTURY INVESTMENTS
--------------------------------------------------------------------------------

BENHAM GROUP(reg.tm)      AMERICAN CENTURY GROUP        TWENTIETH CENTURY GROUP
--------------------------------------------------------------------------------


  MONEY MARKET FUNDS          ASSET ALLOCATION               GROWTH FUNDS
 GOVERNMENT BOND FUNDS      &  BALANCED FUNDS            INTERNATIONAL FUNDS
DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
 MUNICIPAL BOND FUNDS        SPECIALTY FUND
--------------------------------------------------------------------------------

                                                      Select * Heritage * Growth
                                                             Ultra * Vista




                                  PROSPECTUS


                                 MARCH 1, 1998


                          Select * Heritage * Growth

                                 Ultra * Vista

                                INVESTOR CLASS

                      AMERICAN CENTURY MUTUAL FUNDS, INC.

    American Century Mutual Funds, Inc. is a part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. Five of the funds from our Twentieth Century Group that invest primarily in equity securities are described in this Prospectus. Their investment objectives are listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.

    Through its Investor Class of shares, American Century offers investors a full line of no-load funds, investments that have no sales charges or commissions.


    This Prospectus gives you information about the funds that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated March 1, 1998, and filed with the Securities and Exchange Commission. It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:




                          AMERICAN CENTURY INVESTMENTS
                       4500 Main Street * P.O. Box 419200
                Kansas City, Missouri 64141-6200 * 1-800-345-2021
                        International calls: 816-531-5575
                     Telecommunications Device for the Deaf:
                   1-800-634-4113 * In Missouri: 816-444-3485
                        Internet: www.americancentury.com



    Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS                                                                  1

                         INVESTMENT OBJECTIVES OF THE FUNDS

AMERICAN CENTURY - TWENTIETH CENTURY
SELECT FUND

AMERICAN CENTURY - TWENTIETH CENTURY
HERITAGE FUND


    The Select and Heritage funds seek capital growth. The funds intend to pursue their investment objectives by investing primarily in common stocks of companies that are considered by management to have better-than-average prospects for appreciation. As a matter of fundamental policy, 80% of the assets of the Select fund and 60% of the assets of the Heritage fund must be invested in securities of companies that have a record of paying dividends or have committed themselves to the payment of regular dividends, or otherwise produce income.


AMERICAN CENTURY - TWENTIETH CENTURY
GROWTH FUND

AMERICAN CENTURY - TWENTIETH CENTURY
ULTRA FUND

AMERICAN CENTURY - TWENTIETH CENTURY
VISTA FUND

    The Growth, Ultra and Vista funds seek capital growth. The funds intend to pursue their investment objectives by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation.

                There is no assurance that the funds will achieve
                     their respective investment objectives.

NO PERSON IS AUTHORIZED BY THE FUNDS TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUNDS, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.

2      INVESTMENT OBJECTIVES                  AMERICAN CENTURY INVESTMENTS


                               TABLE OF CONTENTS

Investment Objectives of the Funds ........................................    2
Transaction and Operating Expense Table ...................................    4
Financial Highlights ......................................................    5

INFORMATION REGARDING THE FUNDS

Investment Policies of the Funds ..........................................   10
   Growth Equity Funds ....................................................   10
   Select and Heritage ....................................................   10
   Growth, Ultra and Vista ................................................   10


Other Investment Practices, Their Characteristics
and Risks .................................................................   11
   Foreign Securities .....................................................   11
   Forward Currency Exchange Contracts ....................................   11
   Portfolio Turnover .....................................................   12
   Repurchase Agreements ..................................................   12
   Futures and Options ....................................................   12
   Derivative Securities ..................................................   13
   When-Issued Securities .................................................   14
   Rule 144A Securities ...................................................   14
   Investments in Companies
      with Limited Operating History ......................................   14
   Short Sales ............................................................   15
Performance Advertising ...................................................   15


HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

American Century Investments ..............................................   16
Investing in American Century .............................................   16
How to Open an Account ....................................................   16
           By Mail ........................................................   16
           By Wire ........................................................   16
           By Exchange ....................................................   17
           In Person ......................................................   17
      Subsequent Investments ..............................................   17
           By Mail ........................................................   17
           By Telephone ...................................................   17
           By Online Access ...............................................   17
           By Wire ........................................................   17
           In Person ......................................................   17
      Automatic Investment Plan ...........................................   17
How to Exchange from One Account to Another ...............................   18
           By Mail ........................................................   18
           By Telephone ...................................................   18
           By Online Access ...............................................   18
 How to Redeem Shares .....................................................   18
           By Mail ........................................................   18
           By Telephone ...................................................   18
           By Check-A-Month ...............................................   18
           Other Automatic Redemptions ....................................   18
      Redemption Proceeds .................................................   18
           By Check .......................................................   19
           By Wire and ACH ................................................   19
      Special Requirements for Large Redemptions ..........................   19
      Redemption of Shares in Low-Balance Accounts ........................   19
 Signature Guarantee ......................................................   19
 Special Shareholder Services .............................................   20
           Automated Information Line .....................................   20
           Online Account Access ..........................................   20
           Open Order Service .............................................   20
           Tax-Qualified Retirement Plans .................................   20
 Important Policies Regarding Your Investments ............................   21
 Reports to Shareholders ..................................................   21
Employer-Sponsored Retirement Plans and
   Institutional Accounts .................................................   22

ADDITIONAL INFORMATION YOU SHOULD KNOW

Share Price ...............................................................   23
   When Share Price Is Determined .........................................   23
   How Share Price Is Determined ..........................................   23
   Where to Find Information About Share Price ............................   24
Distributions .............................................................   24
Taxes .....................................................................   24
   Tax-Deferred Accounts ..................................................   25
   Taxable Accounts .......................................................   25
Management ................................................................   26
   Investment Management ..................................................   26
   Code of Ethics .........................................................   27
   Transfer and Administrative Services ...................................   27
Distribution of Fund Shares ...............................................   28
Further Information About American Century ................................   28

PROSPECTUS                                        TABLE OF CONTENTS         3


                    TRANSACTION AND OPERATING EXPENSE TABLE

                                                              Select, Heritage,
                                                            Growth, Ultra, Vista

SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Load Imposed on Purchases .............................    none

Maximum Sales Load Imposed on Reinvested Dividends ..................    none

Deferred Sales Load .................................................    none

Redemption Fee(1) ...................................................    none

Exchange Fee ........................................................    none

ANNUAL FUND OPERATING EXPENSES:
 (as a percentage of net assets)

Management Fees(2) ..................................................   1.00%

12b-1 Fees ..........................................................    none

Other Expenses(3) ...................................................   0.00%

Total Fund Operating Expenses .......................................   1.00%

EXAMPLE:

You would pay the following expenses on a                     1 year    $  10
$1,000 investment, assuming a 5% annual return and           3 years       32
redemption at the end of each time period:                   5 years       55
                                                           10 years       122



(1)  Redemption proceeds sent by wire are subject to a $10 processing fee.


(2) A portion of the management fee may be paid by the funds' manager to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the manager. See " Management-Transfer and Administrative Services," page 27.


(3) Other expenses, which includes the fees and expenses (including legal counsel fees) of those directors who are not "interested persons" as defined in the Investment Company Act, were less than 0.01 of 1% of average net assets for the most recent fiscal year.


    The purpose of this table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of the funds offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations.

    NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The shares offered by this Prospectus are Investor Class shares and have no up-front or deferred sales charges, commissions, or 12b-1 fees. The funds offer three other classes of shares, primarily to institutional investors, that have different fee structures than the Investor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. A difference in fees will result in different performance for the other classes. For additional information about the various classes, see "Further Information About American Century," page 28.

4    TRANSACTION AND OPERATING EXPENSE TABLE     AMERICAN CENTURY INVESTMENTS



                             FINANCIAL HIGHLIGHTS

                                    SELECT

  The Financial Highlights for the fiscal year ended October 31, 1997, have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the fiscal years ended on or before October
31, 1996, have been audited by other independent auditors whose report thereon is incorporated by reference into the Statement of Additional Information. The information presented is for a share outstanding throughout the years ended
October 31.

                                   1997      1996      1995      1994      1993      1992      1991     1990      1989      1988

PER-SHARE DATA

Net Asset
Value,
Beginning of Year ................ $41.52   $39.52    $37.67    $45.76    $39.18    $40.79    $34.19   $35.98    $27.85    $32.69
                                   ------   ------    ------    ------    ------    ------    ------   ------    ------    ------

Income From
Investment Operations

 Net Investment Income ........... 0.15(1)  0.20(1)   0.33(1)    0.40      0.46      0.53      0.63     0.62      1.10      0.64

 Net Realized and
 Unrealized Gain
 (Loss) on Investment
 Transactions .................... 10.51     6.73      4.68     (3.59)     7.94      0.34      8.17    (1.29)     7.74      1.37
                                   ------   ------    ------    ------    ------    ------    ------   ------    ------    ------
 Total From
 Investment Operations ........... 10.66     6.93      5.01     (3.19)     8.40      0.87      8.80    (0.67)     8.84      2.01
                                   ------   ------    ------    ------    ------    ------    ------   ------    ------    ------
Distributions

 From Net Investment Income ...... (0.32)   (0.27)    (0.28)    (0.43)    (0.49)    (0.65)    (0.65)   (1.12)    (0.71)    (0.48)

 From Net Realized Gains on
 Investment Transactions ......... (3.68)   (4.66)    (2.75)    (4.47)    (1.31)    (1.83)    (1.55)     --        --      (6.37)

 In Excess of
 Net Realized Gains ..............    --      --      (0.13)      --      (0.02)      --        --       --        --        --
                                   ------   ------    ------    ------    ------    ------    ------   ------    ------    ------
 Total Distributions ............. (4.00)   (4.93)    (3.16)    (4.90)    (1.82)    (2.48)    (2.20)   (1.12)    (0.71)    (6.85)
                                   ------   ------    ------    ------    ------    ------    ------   ------    ------    ------
Net Asset Value, End of Year ..... $48.18   $41.52    $39.52    $37.67    $45.76    $39.18    $40.79   $34.19    $35.98    $27.85
                                   ======   ======    ======    ======    ======    ======    ======   ======    ======    ======

 Total Return(2) ................. 27.89%   19.76%    15.02%    (7.37)%   22.20%     1.76%    27.05%   (2.03)%   32.59%     7.31%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses
to Average Net Assets ............ 1.00%     1.00%     1.00%     1.00%     1.00%     1.00%     1.00%    1.00%     1.00%     1.00%

Ratio of Net Investment Income
to Average Net Assets ............ 0.33%     0.5%      0.9%      1.0%      1.1%      1.4%      1.7%     1.8%      3.4%      2.2%

Portfolio Turnover Rate ..........  94%      105%      106%      126%       82%       95%       84%      83%       93%      140%

Average Commission Paid per
Share of Equity Security Traded .. $0.0457  $0.0410   $0.0460    --(3)     --(3)     --(3)     --(3)    --(3)     --(3)     --(3)

Net Assets, End
of Year (in millions) ............ $4,769   $4,039    $4,008    $4,278    $5,160    $4,534    $4,163   $2,953    $2,721    $2,367

(1)  Computed using average shares outstanding throughout the period.

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

(3) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended October 31, 1995.

PROSPECTUS                                    FINANCIAL HIGHLIGHTS             5


                             FINANCIAL HIGHLIGHTS

                                   HERITAGE

  The Financial Highlights for the fiscal year ended October 31, 1997, have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the fiscal years ended on or before October
31, 1996, have been audited by other independent auditors whose report thereon is incorporated by reference into the Statement of Additional Information. The information presented is for a share outstanding throughout the years ended
October 31, except as noted.

                                   1997      1996     1995      1994      1993      1992      1991      1990      1989     1988(1)

PER-SHARE DATA

Net Asset Value,
Beginning of Period ............  $12.24    $11.75   $10.32    $11.03     $9.30     $8.59     $6.55     $8.15     $6.21     $5.00
                                  ------    ------   ------    ------     -----     -----     -----     -----     -----     -----
Income From
Investment Operations

 Net Investment Income .........  0.01(2)    --(2)   0.05(2)    0.07      0.07      0.10      0.11      0.10      0.08      0.06

 Net Realized and
 Unrealized Gain
 (Loss) on Investment
 Transactions ..................  3.41       1.15     1.96     (0.21)     2.43      0.72      2.04     (0.94)     1.93      1.16
                                  ------    ------   ------    ------     -----     -----     -----     -----     -----     -----
 Total from
 Investment Operations .........  3.42       1.15     2.01     (0.14)     2.50      0.82      2.15     (0.84)     2.01      1.22
                                  ------    ------   ------    ------     -----     -----     -----     -----     -----     -----
Distributions

 From Net Investment Income ....  (0.09)    (0.05)   (0.03)    (0.06)    (0.09)    (0.11)    (0.11)    (0.07)    (0.07)    (0.01)

 From Net Realized Gains on
 Investment Transactions .......  (0.71)    (0.61)   (0.52)    (0.50)    (0.68)      --        --      (0.69)      --        --

 In Excess of Net
 Realized Gains ................      --      --     (0.03)    (0.01)      --        --        --        --        --        --
                                  ------    ------   ------    ------     -----     -----     -----     -----     -----     -----
 Total Distributions ...........  (0.80)    (0.66)   (0.58)    (0.57)    (0.77)    (0.11)    (0.11)    (0.76)    (0.07)    (0.01)
                                  ------    ------   ------    ------     -----     -----     -----     -----     -----     -----
Net Asset Value, End of Period .  $14.86    $12.24   $11.75    $10.32    $11.03     $9.30     $8.59     $6.55     $8.15     $6.21
                                  ======    ======   ======    ======    ======     =====     =====     =====     =====     =====

 Total Return(3) ...............  29.56%    10.44%   21.04%    (1.13)%   28.64%     9.65%    33.25%   (11.62)%   32.65%    25.75%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ..........   1.00%     0.99%    0.99%     1.00%     1.00%     1.00%     1.00%     1.00%     1.00%   1.00%(4)

Ratio of Net Investment Income
to Average Net Assets ..........   0.05%      --      0.5%      0.7%      0.7%      1.1%      1.5%      1.6%      1.3%     1.4%(4)

Portfolio Turnover Rate ........    69%      122%     121%      136%      116%      119%      146%      127%      159%     130%(4)

Average Commission Paid per
Share of Equity
Security Traded ................ $0.0436   $0.0420  $0.0420     --(5)     --(5)     --(5)     --(5)     --(5)     --(5)     --(5)

Net Assets, End
of Period (in millions) ........  $1,321    $1,083   $1,008     $897      $702      $369      $269      $199      $117       $55

(1)  November 10, 1987 (inception) through October 31, 1988.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total return for periods less than one year are not annualized.

(4)  Annualized.

(5) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended October 31, 1995.

6      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                             FINANCIAL HIGHLIGHTS

                                    GROWTH

  The Financial Highlights for the fiscal year ended October 31, 1997, have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the fiscal years ended on or before October
31, 1996, have been audited by other independent auditors whose report thereon is incorporated by reference into the Statement of Additional Information. The information presented is for a share outstanding throughout the years ended
October 31.

                                   1997      1996      1995      1994      1993      1992      1991     1990      1989      1988

PER-SHARE DATA

Net Asset Value,
Beginning of Year ...............  $22.21   $23.88    $22.99    $25.27    $23.64    $22.32    $14.81   $17.44    $12.54    $15.62
                                   ------   ------    ------    ------    ------    ------    ------   ------    ------    ------

Income From
Investment Operations

  Net Investment
  Income (Loss) ................. 0.01(1)  (0.01)(1)  0.08(1)    0.06     0.06     (0.02)     0.04     0.09      0.08      0.30

  Net Realized and
  Unrealized Gain
  (Loss) on Investment
  Transactions ..................  6.07      1.47      4.08      0.48      1.94      1.35      8.47    (2.05)     5.14      0.13
                                   ------   ------    ------    ------    ------    ------    ------   ------    ------    ------
  Total from
  Investment Operations .........  6.08      1.46      4.16      0.54      2.00      1.33      8.51    (1.96)     5.22      0.43
                                   ------   ------    ------    ------    ------    ------    ------   ------    ------    ------
Distributions

  From Net Investment Income ....  (0.18)   (0.07)    (0.05)    (0.06)      --      (0.01)    (0.11)   (0.08)    (0.32)    (0.05)

  From Net Realized Gains
  on Investment Transactions ....  (0.25)   (2.98)    (3.18)    (2.76)    (0.36)      --      (0.89)   (0.59)      --      (3.46)

  In Excess of Net
  Realized Gains ................    --     (0.08)    (0.04)      --      (0.01)      --        --       --        --        --
                                   ------   ------    ------    ------    ------    ------    ------   ------    ------    ------
  Total Distributions ...........  (0.43)   (3.13)    (3.27)    (2.82)    (0.37)    (0.01)    (1.00)   (0.67)    (0.32)    (3.51)
                                   ------   ------    ------    ------    ------    ------    ------   ------    ------    ------
Net Asset Value, End of Year ....  $27.86   $22.21    $23.88    $22.99    $25.27    $23.64    $22.32   $14.81    $17.44    $12.54
                                   ======   ======    ======    ======    ======    ======    ======   ======    ======    ======

  Total Return(2) ...............  27.85%    8.18%    22.31%     2.66%     8.48%     5.96%    60.64%   (11.72)%  42.74%     3.18%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ...........  1.00%     1.00%     1.00%     1.00%     1.00%     1.00%     1.00%    1.00%     1.00%     1.00%

Ratio of Net Investment Income
(Loss) to Average Net Assets ....  0.02%    (0.1)%     0.4%      0.3%      0.2%     (0.1)%     0.2%     0.6%      0.5%      2.4%

Portfolio Turnover Rate .........   75%      122%      141%      100%       94%       53%       69%     118%       98%      143%

Average Commission Paid per
Share of Equity
Security Traded ................. $0.0393  $0.0360   $0.0400    --(3)     --(3)     --(3)     --(3)    --(3)     --(3)     --(3)

Net Assets, End
of Year (in millions) ...........  $5,113   $4,765    $5,130    $4,363    $4,641    $4,472    $3,193   $1,697    $1,597    $1,229

(1)  Computed using average shares outstanding throughout the period.

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

(3) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended October 31, 1995.


PROSPECTUS                                 FINANCIAL HIGHLIGHTS               7

                             FINANCIAL HIGHLIGHTS

                                     ULTRA

  The Financial Highlights for the fiscal year ended October 31, 1997, have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the fiscal years ended on or before October
31, 1996, have been audited by other independent auditors whose report thereon is incorporated by reference into the Statement of Additional Information. The information presented is for a share outstanding throughout the years ended
October 31.

                                   1997      1996      1995      1994      1993      1992      1991     1990      1989      1988

PER-SHARE DATA

Net Asset Value,
Beginning of Year ..............   $29.52   $28.03    $21.16    $21.61    $15.46    $15.53     $7.73    $9.63     $6.86     $8.76
                                   ------   ------    ------    ------    ------    ------     -----    -----     -----     -----
Income From
Investment Operations

  Net Investment Income
  (Loss) .......................  0.01(1)  (0.05)(1)  (0.07)(1)  (0.03)  (0.09)    (0.05)    (0.03)   (0.03)     0.19     (0.02)

  Net Realized and
  Unrealized Gain
  (Loss) on Investment
  Transactions .................   5.62       2.84     7.58      (0.42)    6.24     (0.02)     7.86    (0.73)     2.58      1.38
                                   ------   ------    ------    ------    ------    ------     -----    -----     -----     -----
  Total from
  Investment Operations ........   5.63       2.79     7.51     (0.45)     6.15     (0.07)     7.83    (0.76)     2.77      1.36
                                   ------   ------    ------    ------    ------    ------     -----    -----     -----     -----
Distributions

  From Net Investment Income ...    --        --        --        --        --        --        --     (0.19)      --        --

  From Net Realized Gains on
  Investment Transactions ......   (1.69)   (1.19)    (0.64)      --        --        --      (0.03)   (0.95)      --      (3.26)

  In Excess of
  Net Realized Gains ...........     --     (0.11)      --        --        --        --        --       --        --        --
                                   ------   ------    ------    ------    ------    ------     -----    -----     -----     -----
  Total Distributions ..........   (1.69)   (1.30)    (0.64)      --        --        --      (0.03)   (1.14)      --      (3.26)
                                   ------   ------    ------    ------    ------    ------     -----    -----     -----     -----
Net Asset Value, End of Year ...   $33.46   $29.52    $28.03    $21.16    $21.61    $15.46    $15.53    $7.73     $9.63     $6.86
                                   ======   ======    ======    ======    ======    ======    ======    =====     =====     =====

  Total Return(2) ..............   19.95%   10.79%    36.89%    (2.08)%   39.78%    (0.45)%   101.51%  (9.02)%   40.37%    19.52%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ..........   1.00%     1.00%     1.00%     1.00%     1.00%     1.00%     1.00%    1.00%     1.00%     1.00%

Ratio of Net Investment Income
(Loss) to Average Net Assets ...   0.03%    (0.2)%    (0.3)%    (0.1)%    (0.6)%    (0.4)%    (0.5)%   (0.3)%     2.2%     (0.3)%

Portfolio Turnover Rate ........   107%       87%       87%       78%       53%       59%       42%     141%      132%      140%

Average Commission Paid per
Share of Equity
Security Traded ................   $0.0398  $0.0350   $0.0330    --(3)     --(3)     --(3)     --(3)    --(3)     --(3)     --(3)

Net Assets, End
of Year (in millions) ..........   $21,695  $18,266   $14,376   $10,344   $8,037    $4,275    $2,148    $330      $347      $258

(1)  Computed using average shares outstanding throughout the period.

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

(3) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended October 31, 1995.

8      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                             FINANCIAL HIGHLIGHTS

                                     VISTA

  The Financial Highlights for the fiscal year ended October 31, 1997, have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the fiscal years ended on or before October
31, 1996, have been audited by other independent auditors whose report thereon is incorporated by reference into the Statement of Additional Information. The information presented is for a share outstanding throughout the years ended
October 31.

                                   1997      1996      1995      1994      1993      1992      1991     1990      1989      1988

PER-SHARE DATA

Net Asset Value,
Beginning of Year ................ $15.68   $15.73    $10.94    $12.24    $11.01    $10.53     $6.28    $8.74     $5.91     $5.73
                                   ------   ------    ------    ------    ------    ------     -----    -----     -----     -----

Income From
Investment Operations

  Net Investment Income
  (Loss) ........................(0.10)(1)  (0.11)(1)  (0.08)(1)  (0.08)  (0.07)     (0.04)    (0.02)   (0.01)    (0.03)     0.01

  Net Realized and
  Unrealized Gain
  (Loss) on Investment
   Transactions .................  0.13      1.09     4.90      0.45      1.95      0.52       4.27     (1.76)     2.87      0.63
                                   ------   ------    ------    ------    ------    ------     -----    -----     -----     -----
  Total from
  Investment Operations .........  0.03      0.98     4.82      0.37      1.88      0.48       4.25     (1.77)     2.84      0.64
                                   ------   ------    ------    ------    ------    ------     -----    -----     -----     -----
Distributions

  From Net Investment Income ....   --        --        --        --        --        --        --       --      (0.01)      --

  From Net Realized Gains
  on Investment Transactions ....  (1.18)   (1.02)    (0.03)    (1.66)    (0.64)      --        --     (0.69)      --      (0.46)

  In Excess of
  Net Realized Gains ............   --      (0.01)      --      (0.01)    (0.01)      --        --       --        --        --
                                   ------   ------    ------    ------    ------    ------     -----    -----     -----     -----
  Total Distributions ...........  (1.18)   (1.03)    (0.03)    (1.67)    (0.65)      --        --     (0.69)    (0.01)    (0.46)
                                   ------   ------    ------    ------    ------    ------     -----    -----     -----     -----
Net Asset Value, End of Year ..... $14.53   $15.68    $15.73    $10.94    $12.24    $11.01    $10.53    $6.28     $8.74     $5.91
                                   ======   ======    ======    ======    ======    ======    ======    =====     =====     =====

  Total Return(2) ................ 0.29%     6.96%    44.20%     4.16%    17.71%     4.55%    67.67%   (22.17)%  48.19%    11.41%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ............ 1.00%     0.99%     0.98%     1.00%     1.00%     1.00%     1.00%    1.00%     1.00%     1.00%

Ratio of Net Investment Income
(Loss) to Average Net Assets ..... (0.73)%  (0.7)%    (0.6)%    (0.8)%    (0.6)%    (0.4)%    (0.3)%   (0.1)%    (0.4)%     0.2%

Portfolio Turnover Rate ..........  96%       91%       89%      111%      133%       87%       92%     103%      125%      145%

Average Commission Paid per
Share of Equity Security Traded .. $0.0292  $0.0280   $0.0330    --(3)     --(3)     --(3)     --(3)    --(3)     --(3)     --(3)

Net Assets, End
of Year (in millions) ............ $1,828   $2,276    $1,676     $792      $847      $830      $622     $341      $264      $206

(1)  Computed using average shares outstanding throughout the period.

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

(3) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended October 31, 1995.

PROSPECTUS                                 FINANCIAL HIGHLIGHTS                9


                        INFORMATION REGARDING THE FUNDS

 INVESTMENT POLICIES OF THE FUNDS

    The funds have adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objectives of the funds identified on page 2 of this Prospectus, and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The funds have implemented additional investment policies and practices to guide their activities in the pursuit of their respective investment objectives. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

GROWTH EQUITY FUNDS

    All of the funds offered by this Prospectus seek capital growth by investing in securities, primarily common stocks, that meet certain fundamental and technical standards of selection (relating primarily to earnings and revenues acceleration) and have, in the opinion of the funds' manager, better-than-average potential for appreciation. So long as a sufficient number of such securities are available, the manager intends to keep the funds fully invested in these securities regardless of the movement of stock prices generally. In most circumstances, the funds' actual level of cash and cash equivalents will fluctuate between 0% and 10% of total assets with 90% to 100% of their assets committed to equity and equity equivalent investments. The funds may purchase securities only of companies that have a record of at least three years of continuous operation.

SELECT AND HERITAGE


    Securities of companies chosen for the Select and Heritage funds are chosen primarily for their growth potential. Additionally, as a matter of fundamental policy, 80% of the assets of the Select fund and 60% of the assets of the Heritage fund must be invested in securities of companies that have a record of paying dividends, or have committed themselves to the payment of regular dividends, or otherwise produce income. The remaining 20% of the Select fund and 40% of the Heritage fund may be invested in any otherwise permissible securities that the manager believes will contribute to the funds' stated investment objectives. The income payments of equity securities are only a secondary consideration; therefore, the income return that Select and Heritage provide may not be significant. Otherwise, Select and Heritage follow the same investment techniques described below for Growth, Ultra and Vista.


    Since Select is one of our larger funds and Heritage is substantially smaller, Select will invest in shares of larger companies with larger share trading volume, and Heritage will tend to invest in smaller companies with smaller share trading volume. However, the two funds are not mutually exclusive, and a given security may be owned by both funds. For the reasons stated in the next section, it should be expected that Heritage will be more volatile and subject to greater short-term risk and long-term opportunity than Select.

    Because of its size, and because it invests primarily in securities that pay dividends or are committed to the payment of dividends, Select may be expected to be the least volatile of the funds described in this Prospectus.

GROWTH, ULTRA AND VISTA

    Management selects for the portfolios of the Growth, Ultra and Vista funds, securities of companies whose earnings and revenue trends meet management's standards of selection.


    Growth and Ultra generally invest in large-sized companies, while Vista invests in medium-sized and smaller companies.


    The size of companies in which a fund invests tends to give each fund its own characteristics of


10  INFORMATION REGARDING THE FUNDS          AMERICAN CENTURY INVESTMENTS


volatility and risk. These differences come about because developments such as new or improved products or methods, which would be relatively insignificant to a large company, may have a substantial impact on the earnings and revenues of a small company and create a greater demand and a higher value for its shares. However, a new product failure, which could readily be absorbed by a large company, can cause a rapid decline in the value of the shares of a smaller company. Hence, it could be expected that funds investing in smaller companies would be more volatile than funds investing in larger companies.


OTHER INVESTMENT PRACTICES,
THEIR CHARACTERISTICS AND RISKS

    For additional information, see "Additional Investment Restrictions" in the Statement of Additional Information.

FOREIGN SECURITIES

    Each of the funds may invest an unlimited amount of its assets in the securities of foreign issuers, primarily from developed markets, when these securities meet its standards of selection. The funds may make such investments either directly in foreign securities, or by purchasing Depositary Receipts ("DRs") for foreign securities. DRs are securities listed on exchanges or quoted in the over-the-counter market in one country but represent the shares of issuers domiciled in other countries. DRs may be sponsored or unsponsored. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter markets.

    Subject to their individual investment objectives and policies, the funds may invest in common stocks, convertible securities, preferred stocks, bonds, notes and other debt securities of foreign issuers, and debt securities of foreign governments and their agencies. The funds will limit their purchase of debt securities to investment-grade obligations.


    Investments in foreign securities may present certain risks, including those resulting from fluctuations in currency exchange rates, future political and economic developments, clearance and settlement risk, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers.


FORWARD CURRENCY EXCHANGE CONTRACTS

    Some of the foreign securities held by the funds may be denominated in foreign currencies. Other securities, such as DRs, may be denominated in U.S. dollars, but have a value that is dependent on the performance of a foreign security, as valued in the currency of its home country. As a result, the value of a fund's portfolio may be affected by changes in the exchange rates between foreign currencies and the U.S. dollar, as well as by changes in the market values of the securities themselves. The performance of foreign currencies relative to the U.S. dollar may be a factor in the overall performance of a fund.

    To protect against adverse movements in ex- change rates between currencies, the funds may, for hedging purposes only, enter into forward currency exchange contracts. A forward currency exchange contract obligates the fund to purchase or sell a specific currency at a future date at a specific price.

    A fund may elect to enter into a forward currency exchange contract with respect to a specific purchase or sale of a security, or with respect to the fund's portfolio positions generally.

    By entering into a forward currency exchange contract with respect to the specific purchase or sale of a security denominated in a foreign currency, a fund can "lock in" an exchange rate between the trade and settlement dates for that purchase or sale. This practice is sometimes referred to as "transaction hedging." Each fund may enter into transaction hedging contracts with respect to all or a substantial portion of its foreign securities trades.

    When the manager believes that a particular currency may decline in value compared to the U.S. dollar, a fund may enter into forward currency exchange contracts to sell the value of some or all of the fund's portfolio securities either denominated in, or whose value is tied to, that currency. This practice is sometimes referred to as "portfolio hedging." A fund may not enter into a portfolio hedging transaction where it


PROSPECTUS                                INFORMATION REGARDING THE FUNDS    11


would be obligated to deliver an amount of foreign currency in excess of the aggregate value of its portfolio securities or other assets denominated in, or whose value is tied to, that currency.

    Each fund will make use of portfolio hedging to the extent deemed appropriate by the manager. However, it is anticipated that a fund will enter into portfolio hedges much less frequently than transaction hedges.

    If a fund enters into a forward currency exchange contract, the fund, when required, will instruct its custodian bank to segregate cash or liquid high-grade securities in a separate account in an amount sufficient to cover its obligation under the contract. Those assets will be valued at market daily, and if the value of the segregated securities declines, additional cash or securities will be added so that the value of the account is not less than the amount of the fund's commitment. At any given time, no more than 10% of a fund's assets will be committed to a segregated account in connection with portfolio hedging transactions.

    Predicting the relative future values of currencies is very difficult, and there is no assurance that any attempt to protect a fund against adverse currency movements through the use of forward currency exchange contracts will be successful. In addition, the use of forward currency exchange contracts tends to limit the potential gains that might result from a positive change in the relationships between the foreign currency and the U.S. dollar.

PORTFOLIO TURNOVER


    The portfolio turnover rates of the funds are shown in the financial information on pages 5-9 of this Prospectus.


    Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to a fund's objectives. The manager believes that the rate of portfolio turnover is irrelevant when it determines a change is in order to achieve those objectives and accordingly, the annual portfolio turnover rate cannot be anticipated.

    The portfolio turnover of each fund may be higher than other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost that the funds pay directly. Portfolio turnover may also affect the character of capital gains, if any, realized and distributed by a fund since short-term capital gains are taxable as ordinary income.

REPURCHASE AGREEMENTS

    Each fund may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of that fund.

    A repurchase agreement occurs when, at the time the fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934) agrees to repurchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund's money is invested in the security.

    Since the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The fund's risk is the ability of the seller to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.

    The funds will limit repurchase agreement transactions to securities issued by the U.S. government, its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the funds' Board of Directors.

    No fund will invest more than 15% of its assets in repurchase agreements maturing in more than seven days.


FUTURES AND OPTIONS

    The funds may invest in financial futures contracts and options thereon. A financial futures contract is an agreement to take or make delivery of a financial asset or an amount of cash, as specified in the applicable contract, at some time in the future. The value of the asset or cash to be delivered at the end of the con-



12    INFORMATION REGARDING THE FUNDS               AMERICAN CENTURY INVESTMENTS



tract period is calculated based upon the difference in value between the making of the contract and the end of the contract period of a financial index, indicator, or security underlying the futures contract.

    Rather than actually purchasing a financial asset (e.g., a long- or short-term treasury security) or all of the securities contained in a specific index (e.g., the S&P 500), the manager may choose to purchase a futures contract which reflects the value of such securities or index. For example, an S&P 500 futures contract reflects the value of the underlying companies that comprise the S&P 500 Composite Stock Price Index. If the aggregate market value of the index securities increases or decreases during the contract period of an S&P 500 futures contract, the amount of cash to be paid to the contract holder at the end of the period would correspondingly increase or decrease. As a result, the manager is able to expose to the market cash that is held by the funds to meet anticipated redemptions or for future investment opportunities. Because futures contracts generally settle more quickly than their underlying securities, the manager believes that the use of futures and options thereon allows the funds to be fully invested while maintaining the needed liquidity.

    The funds will not purchase leveraged futures. When a fund enters into a futures contract, it must make a deposit of cash or high-quality debt securities, known as "initial margin," as partial security for its performance under the contract. As the value of the contract fluctuates, a party to the contract may be required to make additional margin payments, known as "variation margin," to cover a portion of such fluctuation. A fund will also deposit in a segregated account with its custodian bank cash or high-quality debt securities in an amount equal to the fund's payment obligation under the futures contract, less any initial or variation margin. For options sold, a fund will segregate cash or high-quality debt securities equal to the value of the securities underlying the option unless the option is otherwise covered.


DERIVATIVE SECURITIES

    To the extent permitted by its investment objectives and policies, each of the funds may invest in securities that are commonly referred to as "derivative" securities. Generally, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional security, asset, or market index. Certain derivative securities are more accurately described as "index/structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators ("reference indices").

    Some   "derivatives"  such  as   mortgage-related   and  other  asset-backed
securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

    There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

    No fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the funds may not invest in oil and gas leases or futures.

    The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

    There  are  a  range  of  risks  associated  with  derivative   investments,
including:

    * the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio manager anticipates;

    * the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;


PROSPECTUS                          INFORMATION REGARDING THE FUNDS           13


    * the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment; and

    * the risk that the counterparty will fail to perform its obligations.

    The Board of Directors has approved the manager's policy regarding investments in derivative securities. That policy specifies factors that must be considered in connection with a purchase of derivative securities. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made. The manager will report on fund activity in derivative securities to the Board of Directors as necessary. In addition, the Board will review the manager's policy for investments in derivative securities annually.


WHEN-ISSUED SECURITIES

    Each of the funds may sometimes purchase new issues of securities on a when-issued basis without limit when, in the opinion of the manager, such purchases will further the investment objectives of the fund. The price of when-issued securities is established at the time the commitment to purchase is made. Delivery of and payment for these securities typically occur 15 to 45 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of such security may decline prior to delivery, which could result in a loss to the fund. A separate account for each fund consisting of cash or high-quality liquid debt securities in an amount at least equal to the when-issued commitments will be established and maintained with the custodian. No income will accrue to the fund prior to delivery.

RULE 144A SECURITIES

    The funds may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the funds' criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.

    With respect to securities eligible for resale under Rule 144A, the staff of the Securities and Exchange Commission has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. The staff also acknowledges that, while the Board retains ultimate responsibility, it may delegate this function to the manager. Accordingly, the Board has established guidelines and procedures for determining the liquidity of Rule 144A securities and has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the manager. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

    Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and a fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the funds' manager will consider appropriate remedies to minimize the effect on such fund's liquidity. No fund may invest more than 15% of its assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of fund shares).


INVESTMENTS IN COMPANIES
WITH LIMITED OPERATING HISTORY

    The funds may invest in the securities of issuers with limited operating history. The manager considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation.

    Investments in securities of issuers with limited operating history may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating history and financial information upon which the manager may base its investment decision on behalf of the funds. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.



14      INFORMATION REGARDING THE FUNDS        AMERICAN CENTURY INVESTMENTS



    Select, Growth and Ultra will not invest more than 5% of their total assets in the securities of issuers with less than a three-year operating history. Vista and Heritage will not invest more than 10% of their total assets in the securities of issuers with less than a three-year operating history. The manager will consider periods of capital formation, incubation, consolidation, and research and development in determining whether a particular issuer has a record of three years of continuous operation.


SHORT SALES


    A fund may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short. Such transactions allow the fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately.


    A fund may make a short sale when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code and Regulations.

PERFORMANCE ADVERTISING

    From time to time, the funds may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return, and yield. Performance data may be quoted separately for the Investor Class and for the other classes.

    Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the fund's cumulative total return over the same period if the fund's performance had remained constant throughout.

    A quotation of yield reflects a fund's income over a stated period of time expressed as a percentage of the fund's share price.

    Yields are calculated according to accounting methods that are standardized in accordance with SEC rules for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, a fund's yield may not equal the income paid on its shares or the income reported in the fund's financial statements.

    The funds may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services or Donoghue's Money Fund Report) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, fund performance may be compared to well-known indices of market performance including the Standard & Poor's (S&P) 500 Index and the Dow Jones Industrial Average. Fund performance may also be compared, on a relative basis, to other funds in our fund family. This relative comparison, which may be based upon historical or expected fund performance, volatility or other fund characteristics, may be presented numerically, graphically or in text. Fund performance may also be combined or blended with other funds in our fund family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.

    All performance information advertised by the funds is historical in nature and is not intended to represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.


PROSPECTUS                        INFORMATION REGARDING THE FUNDS             15



                              HOW TO INVEST WITH
                         AMERICAN CENTURY INVESTMENTS

AMERICAN CENTURY INVESTMENTS

    The funds offered by this Prospectus are a part of the American Century Investments family of mutual funds. Our family provides a full range of investment opportunities, from the aggressive equity growth funds in our Twentieth Century Group, to the fixed income funds in our Benham Group, to the moderate risk and specialty funds in our American Century Group. Please call 1-800-345-2021 for a brochure or prospectuses for the other funds in the American Century Investments family.


    To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If you would like additional copies of financial reports and prospectuses or separate mailing of account statements, please call us.


INVESTING IN AMERICAN CENTURY

    The following section explains how to invest in American Century funds, including purchases, redemptions, exchanges and special services. You will find more detail about doing business with us by referring to the Investor Services Guide that you will receive when you open an account.

    If you own or are considering purchasing fund shares through an employer-sponsored retirement plan or through a bank, broker-dealer or other financial intermediary, the following sections, as well as the information contained in our Investor Services Guide, may not apply to you. Please read "Employer-Sponsored Retirement Plans and Institutional Accounts," page 22.

HOW TO OPEN AN ACCOUNT

    To open an account, you must complete and sign an application, furnishing your taxpayer identification number. (You must also certify whether you are subject to withholding for failing to report income to the IRS.) Investments received without a certified taxpayer identification number will be returned.

    The minimum investment is $2,500 [$1,000 for IRA and Uniform Gifts/Transfers to Minors Acts ("UGMA/UTMA") accounts]. These minimums will be waived if you establish an automatic investment plan to your account that is the equivalent of at least $50 per month. See "Automatic Investment Plan," page 17.

    The minimum investment requirements may be different for some types of retirement accounts. Call one of our Investor Services Representatives for information on our retirement plans, which are available for individual investors or for those investing through their employers.

    Please note: If you register your account as belonging to multiple owners (e.g., as joint tenants), you must provide us with specific authorization on your application in order for us to accept written or telephone instructions from a single owner. Otherwise, all owners will have to agree to any transactions that involve the account (whether the transaction request is in writing or over the telephone).

    You may invest in the following ways:

BY MAIL

    Send a completed application and check or money order payable in U.S. dollars to American Century Investments.

BY WIRE

    You may make your initial  investment by wiring funds.  To do so, call us or
mail  a  completed   application  and  provide  your  bank  with  the  following information:

(*)  RECEIVING BANK AND ROUTING NUMBER:

   Commerce Bank, N.A. (101000019)

(*)  BENEFICIARY (BNF):

   American Century Services Corporation

   4500 Main St., Kansas City, Missouri 64111

(*)  BENEFICIARY ACCOUNT NUMBER (BNF ACCT):

   2804918


16 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


(*)  REFERENCE FOR BENEFICIARY (RFB):

   American Century account number into which you are investing. If more than one, leave blank and see Bank to Bank Information below.

(*)  ORIGINATOR TO BENEFICIARY (OBI):

   Name and address of owner of account into which you are investing.

(*)  BANK TO BANK INFORMATION

   (BBI OR FREE FORM TEXT):

    * Taxpayer identification or Social Security number.

    * If more than one account, account numbers and amount to be invested in each account.


    * Current tax year, previous tax year or rollover designation if an IRA. Specify whether Traditional IRA, Roth IRA, Education IRA, SEP-IRA, SARSEP-IRA, SIMPLE Employer or SIMPLE Employee.


BY EXCHANGE

    Call 1-800-345-2021 from 7 a.m. to 7 p.m. Central time to get information on opening an account by exchanging from another American Century account. See page 18 for more information on exchanges.

IN PERSON

    If you prefer to work with a representative in person, please visit one of our Investor Centers, located at:

    4500 Main Street
    Kansas City, Missouri 64111

    4917 Town Center Drive
    Leawood, Kansas 66211

    1665 Charleston Road
    Mountain View, California 94043

    2000 S. Colorado Blvd.
    Denver, Colorado 80222

SUBSEQUENT INVESTMENTS


    Subsequent investments may be made by an automatic bank, payroll or government direct deposit (see "Automatic Investment Plan," this page) or by any of the methods below. The minimum investment requirement for subsequent investments: $250 for checks submitted without the investment slip portion of a previous statement or confirmation, $50 for all other types of subsequent investments.


BY MAIL


    When making subsequent investments, enclose your check with the investment slip portion of a previous statement or confirmation. If the investment slip is not available, indicate your name, address and account number on your check or a separate piece of paper. (Please be aware that the investment minimum for subsequent investments is higher without an investment slip.)


BY TELEPHONE

    Once your account is open, you may make investments by telephone if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account. You may call an Investor Services Representative or use our Automated Information Line.

BY ONLINE ACCESS

    Once your account is open, you may make investments online if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account.

BY WIRE

    You may make subsequent investments by wire. Follow the wire transfer instructions on this page and indicate your account number.

IN PERSON

    You may make subsequent investments in person at one of our Investor Centers. The locations of our four Investor Centers are listed on this page.

AUTOMATIC INVESTMENT PLAN

    You may elect on your application to make investments automatically by authorizing us to draw on your bank account regularly. Such investments must be at least the equivalent of $50 per month. You also may choose an automatic payroll or government direct deposit. If you are establishing a new account, check the appropriate box under "Automatic Investments" on your application to receive more information. If you would like to add a direct deposit to an existing account, please call one of our Investor Services Representatives.


PROSPECTUS          HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS          17


HOW TO EXCHANGE FROM ONE ACCOUNT TO ANOTHER

    As long as you meet any minimum investment requirements, you may exchange your fund shares to our other funds up to six times per year per account. An exchange request will be processed as of the same day it is received, if it is received before the funds' net asset values are calculated, which is one hour prior to the close of the New York Stock Exchange for funds issued by the American Century Target Maturities Trust, and at the close of the Exchange for all of our other funds. See "When Share Price is Determined," page 23.

    For any single exchange, the shares of each fund being acquired must have a value of at least $100. However, we will allow investors to set up an Automatic Exchange Plan between any two funds in the amount of at least $50 per month. See our Investor Services Guide for further information about exchanges.

    If, in any 90-day period, the total of your exchanges and your redemptions from any one account exceeds the lesser of $250,000 or 1% of the fund's assets, further exchanges will be subject to special requirements to comply with our policy on large redemptions. See "Special Requirements for Large Redemptions," page 19.

BY MAIL

    You may direct us in writing to exchange your shares from one American Century account to another. For additional information, please see our Investor Services Guide.

BY TELEPHONE

    You can make exchanges over the telephone (either with an Investor Services Representative or using our Automated Information Line--see page 20) if you have authorized us to accept telephone instructions. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-2021 to get the appropriate form.

BY ONLINE ACCESS

    You can make exchanges online if you have authorized us to accept instructions over the Internet. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-2021 to get the appropriate form.

HOW TO REDEEM SHARES

    We will redeem or "buy back" your shares at any time. Redemptions will be made at the next net asset value determined after a complete redemption request is received. For large redemptions, please read "Special Requirements for Large Redemptions," on page 19.

    Please note that a request to redeem shares in an IRA or 403(b) plan must be accompanied by an executed IRS Form W4-P and a reason for withdrawal as specified by the IRS.

BY MAIL

    Your written instructions to redeem shares may be made either by a redemption form, which we will send you upon request, or by a letter to us. Certain redemptions may require a signature guarantee. Please see "Signature Guarantee," page 19.

BY TELEPHONE

    If you have authorized us to accept telephone instructions, you may redeem your shares by calling an Investor Services Representative.

BY CHECK-A-MONTH

    If you have at least a $10,000 balance in your account, you may redeem shares by Check-A-Month. A Check-A-Month plan automatically redeems enough shares each month to provide you with a check in an amount you choose (minimum $50). To set up a Check-A-Month plan, please call and request our Check-A-Month brochure.

OTHER AUTOMATIC REDEMPTIONS

    If you have at least a $10,000 balance in your account, you may elect to make redemptions automatically by authorizing us to send funds to you or to your account at a bank or other financial institution. To set up automatic redemptions, call one of our Investor Services Representatives.

REDEMPTION PROCEEDS

    Please note that shortly after a purchase of shares is made by check or electronic draft (also known as an ACH draft) from your bank, we may wait up to 15 days or longer to send redemption proceeds (to allow your purchase funds to clear). No interest is paid on


18 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


the redemption proceeds after the redemption is processed but before your redemption proceeds are sent.

    Redemption proceeds may be sent to you in one of the following ways:

BY CHECK

    Ordinarily, all redemption checks will be made payable to the registered owner of the shares and will be mailed only to the address of record. For more information, please refer to our Investor Services Guide.

BY WIRE AND ACH

    You may authorize us to transmit redemption proceeds by wire or ACH. These services will be effective 15 days after we receive the authorization.

    Your bank will usually receive wired funds within 48 hours of transmission. Funds transferred by ACH may be received up to seven days after transmission. Wired funds are subject to a $10 fee to cover bank wire charges, which is deducted from redemption proceeds. Once the funds are transmitted, the time of receipt and the funds' availability are not under our control.

SPECIAL REQUIREMENTS FOR LARGE REDEMPTIONS

    We have elected to be governed by Rule 18f-1 under the Investment Company Act, which obligates each fund make certain redemptions in cash. This requirement to pay redemptions in cash applies to situations where one shareholder redeems, during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the fund. Although redemptions in excess of this limitation will also normally be paid in cash, we reserve the right under unusual circumstances to honor these redemptions by making payment in whole or in part in readily marketable securities (a "redemption-in-kind").

    If payment is made in securities, the securities will be selected by the fund, will be valued in the same manner as they are in computing the fund's net asset value and will be provided without prior notice.

    If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on the fund and its remaining shareholders.

    Despite the funds' right to redeem fund shares through a redemption-in-kind, we do not expect to exercise this option unless a fund has an unusually low level of cash to meet redemptions and/or is experiencing unusually strong demands for its cash. Such a demand might be caused, for example, by extreme market conditions that result in an abnormally high level of redemption requests concentrated in a short period of time. Absent these or similar circumstances, we expect redemptions in excess of $250,000 to be paid in cash in any fund with assets of more than $50 million if total redemptions from any one account in any 90-day period do not exceed one-half of 1% of the total assets of the fund.

REDEMPTION OF SHARES IN  LOW-BALANCE ACCOUNTS

    Whenever the shares held in an account have a value of less than the required minimum, a letter will be sent advising you to either bring the value of the shares held in the account up to the minimum or to establish an automatic investment that is the equivalent of at least $50 per month. If action is not taken within 90 days of the letter's date, the shares held in the account will be redeemed and the proceeds from the redemption will be sent by check to your address of record. We reserve the right to increase the investment minimums.

SIGNATURE GUARANTEE

    To protect your accounts from fraud, some transactions will require a signature guarantee. Which transactions will require a signature guarantee will depend on which service options you elect when you open your account. For example, if you choose "In Writing Only," a signature guarantee is required when:

    *    redeeming more than $25,000; or

    * establishing or increasing a Check-A-Month or automatic transfer on an existing account.

PROSPECTUS          HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS         19


    You can obtain a signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

    For a more in-depth explanation of our signature guarantee policy, or if you live outside the United States and would like to know how to obtain a signature guarantee, please consult our Investor Services Guide.

    We reserve the right to require a signature guarantee on any transaction, or to change this policy at any time.

SPECIAL SHAREHOLDER SERVICES

    We offer several service options to make your account easier to manage. These are listed on the account application. Please make note of these options and elect the ones that are appropriate for you. Be aware that the "Full Services" option offers you the most flexibility. You will find more information about each of these service options in our Investor Services Guide.

    Our special shareholder services include:

AUTOMATED INFORMATION LINE

    We offer an Automated Information Line, 24 hours a day, seven days a week, at 1-800-345-8765. By calling the Automated Information Line, you may listen to fund prices, yields and total return figures. You may also use the Automated Information Line to make investments into your accounts (if we have your bank information on file) and obtain your share balance, value and most recent transactions. If you have authorized us to accept telephone instructions, you also may exchange shares from one fund to another via the Automated Information Line. Redemption instructions cannot be given via the Automated Information Line.

ONLINE ACCOUNT ACCESS

    You may contact us 24 hours a day, seven days a week, at www.americancentury.com to access daily share prices, receive updates on major market indices and view historical performance of your fund. If you select "Full Services" on your application, you can use your personal access code and Social Security number to view your account balance and account activity, make subsequent investments from your bank account or exchange shares from one fund to another.

OPEN ORDER SERVICE

    Through our open order service, you may designate a price at which to buy shares of a variable-priced fund by exchange from one of our money market funds, or a price at which to sell shares of a variable-priced fund by exchange to one of our money market funds. The designated purchase price must be equal to or lower, or the designated sale price equal to or higher, than the variable-priced fund's net asset value at the time the order is placed. If the designated price is met within 90 calendar days, we will execute your exchange order automatically at that price (or better). Open orders not executed within 90 days will be canceled.

    If the fund you have selected deducts a distribution from its share price, your order price will be adjusted accordingly so the distribution does not inadvertently trigger an open order transaction on your behalf. If you close or re-register the account from which the shares are to be redeemed, your open order will be canceled.

    Because of their time-sensitive nature, open order transactions are accepted only by telephone or in person. These transactions are subject to exchange limitations described in each fund's prospectus, except that orders and cancellations received before 2 p.m. Central time are effective the same day, and orders or cancellations received after 2 p.m. Central time are effective the next business day.

TAX-QUALIFIED RETIREMENT PLANS

    Each fund is available for your tax-deferred retirement plan. Call or write us and request the appropriate forms for:

    *    Individual Retirement Accounts (IRAs);

    * 403(b)plans for employees of public school systems and non-profit organizations; or

    * Profit sharing plans and pension plans for corporations and other employers.

    If your IRA and 403(b) accounts do not total $10,000, each account is subject to an annual $10 fee, up to a total of $30 per year.

    You can also transfer your tax-deferred plan to us from another company or custodian. Call or write us for a Request to Transfer form.


20 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


IMPORTANT POLICIES REGARDING YOUR INVESTMENTS

    Every account is subject to policies that could affect your investment. Please refer to the Investor Services Guide for further information about the policies discussed below, as well as further detail about the services we offer

  (1) We reserve the right for any reason to suspend the offering of shares for a period of time, or to reject any specific purchase order (including purchases by exchange). Additionally, purchases may be refused if, in the opinion of the manager, they are of a size that would disrupt the management of the fund.

  (2) We reserve the right to make changes to any stated investment requirements, including those that relate to purchases, transfers and redemptions. In addition, we may also alter, add to or terminate any investor services and privileges. Any changes may affect all shareholders or only certain series or classes of shareholders.

  (3) Shares being acquired must be qualified for sale in your state of residence.

  (4) Transactions requesting a specific price and date, other than open orders, will be refused. Once you have mailed or otherwise transmitted your transaction instructions to us, they may not be modified or canceled.

  (5) If a transaction request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, we will require evidence satisfactory to us of the authority of the individual making the request.

  (6) We have established procedures designed to assure the authenticity of instructions received by telephone. These procedures include requesting personal identification from callers, recording telephone calls, and providing written confirmations of telephone transactions. These procedures are designed to protect shareholders from unauthorized or fraudulent instructions. If we do not employ reasonable procedures to confirm the genuineness of instructions, then we may be liable for losses due to unauthorized or fraudulent instructions. The company, its transfer agent and investment advisor will not be responsible for any loss due to instructions they reasonably believe are genuine.

  (7)    All   signatures   should  be  exactly  as  the  name  appears  in  the
         registration. If the owner's name appears in the registration as Mary Elizabeth Jones, she should sign that way and not as Mary E. Jones.

  (8) Unusual stock market conditions have in the past resulted in an increase in the number of shareholder telephone calls. If you experience difficulty in reaching us during such periods, you may send your transaction instructions by mail, express mail or courier service, or you may visit one of our Investor Centers. You may also use our Automated Information Line if you have requested and received an access code and are not attempting to redeem shares.

  (9) If you fail to provide us with the correct certified taxpayer identification number, we may reduce any redemption proceeds by $50 to cover the penalty the IRS will impose on us for failure to report your correct taxpayer identification number on information reports.

  (10) We will perform special inquiries on shareholder accounts. A research fee of $15 per hour may be applied.

REPORTS TO SHAREHOLDERS

    At the end of each calendar quarter, we will send you a consolidated statement that summarizes all of your American Century holdings, as well as an individual statement for each fund you own that reflects all year-to-date activity in your account. You may request a statement of your account activity at any time.

    With the exception of most automatic transactions, each time you invest, redeem, transfer or exchange shares, we will send you a confirmation of the transaction. See the Investor Services Guide for more detail.

    Carefully review all the information relating to transactions on your statements and confirmations to ensure that your instructions were acted on properly. Please notify us immediately in writing if there is an error. If you fail to provide notification of an error with reasonable promptness, i.e., within 30 days

PROSPECTUS          HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS        21


of non-automatic transactions or within 30 days of the date of your consolidated quarterly statement, in the case of automatic transactions, we will deem you to have ratified the transaction.

    No later than January 31 of each year, we will send you reports that you may use in completing your U.S. income tax return. See the Investor Services Guide for more information.

    Each year, we will send you an annual and a semiannual report relating to your fund, each of which is incorporated herein by reference. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semiannual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You also will receive an updated prospectus at least once each year. Please read these materials carefully, as they will help you understand your fund.

EMPLOYER-SPONSORED RETIREMENT
PLANS AND INSTITUTIONAL ACCOUNTS

    Information   contained  in  our  Investor   Services   Guide   pertains  to
shareholders who invest directly with American Century rather than through an employer-sponsored retirement plan or through a financial intermediary.

    If you own or are considering purchasing fund shares through an employer-sponsored retirement plan, your ability to purchase shares of the funds, exchange them for shares of other American Century funds, and redeem them will depend on the terms of your plan.

    If you own or are considering purchasing fund shares through a bank, broker-dealer, insurance company or other financial intermediary, your ability to purchase, exchange and redeem shares will depend on your agreement with, and the policies of, such financial intermediary.

    You may reach one of our Institutional Service Representatives by calling 1-800-345-3533 to request information about our funds and services, to obtain a current prospectus or to get answers to any questions about our funds that you are unable to obtain through your plan administrator or financial intermediary.

22 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


                    ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE

WHEN SHARE PRICE IS DETERMINED

    The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of a fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds, except funds issued by the American Century Target Maturities Trust, net asset value is determined as of the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. The net asset values for Target Maturities funds are determined one hour prior to the close of the Exchange.


    Investments and requests to redeem or exchange shares will receive the share price next determined after receipt by us of the investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares received by us or one of our agents or designees before the time as of which the net asset value of the fund is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined as of, the close of the Exchange on the next day the Exchange is open.


    Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the time as of which the net asset value of the fund is determined.

    Investments by telephone pursuant to your prior authorization to us to draw on your bank account are considered received at the time of your telephone call.

    Investment and transaction instructions received by us on any business day by mail prior to the time as of which the net asset value of the fund is determined, will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.

    If you invest in fund shares through an employer-sponsored retirement plan or other financial intermediary, it is the responsibility of your plan recordkeeper or financial intermediary to transmit your purchase, exchange and redemption requests to the funds' transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the funds' procedures or any contractual arrangements with the funds or the funds' distributor in order for you to receive that day's price.


    We have contractual relationships with certain financial intermediaries in which such intermediaries represent that they have systems to track the time at which investment orders are received and to segregate orders received at different times. Based on these representations, the funds have authorized such intermediaries and their designees to accept purchase and redemption orders on the funds' behalf up to the applicable cut-off time. The funds will be deemed to have received such orders upon acceptance by the duly authorized intermediary, and such orders will be priced at the funds' net asset value next determined after acceptance on the funds' behalf by such intermediary.


HOW SHARE PRICE IS DETERMINED

    The valuation of assets for determining net asset value may be summarized as follows:

    The portfolio securities of each fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.


PROSPECTUS                   ADDITIONAL INFORMATION YOU SHOULD KNOW          23


    Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

    The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the New York Stock Exchange, if that is earlier. That value is then exchanged to dollars at the prevailing foreign exchange rate.

    Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the New York Stock Exchange is open. If an event were to occur after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, then that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    Trading of these securities in foreign markets may not take place on every New York Stock Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the New York Stock Exchange is not open and on which a fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of a fund's portfolio may be affected on days when shares of the fund may not be purchased or redeemed.

WHERE TO FIND INFORMATION ABOUT SHARE PRICE

    The net asset values of the Investor Class of the funds are published in leading newspapers daily. The net asset value may also be obtained by calling us or by accessing our Web site (www.americancentury.com).

DISTRIBUTIONS

    In general, distributions from net investment income and net realized securities gains, if any, are declared and paid once a year, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the Investment Company Act. Distributions from investment income and from net profits realized on the sale of securities, if any, will be declared annually on or before December 31.

    THE OBJECTIVE OF THESE FUNDS IS CAPITAL APPRECIATION AND NOT THE PRODUCTION OF DISTRIBUTIONS. YOU SHOULD MEASURE THE SUCCESS OF YOUR INVESTMENT BY THE VALUE OF YOUR INVESTMENT AT ANY GIVEN TIME AND NOT BY THE DISTRIBUTIONS YOU RECEIVE.


    Participants in employer-sponsored retirement or savings plan must reinvest all distributions. For shareholders investing through taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after a purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares held in certain IRAs and 403(b) plans paid in cash only if you are at least 59(1)/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date. Please consult our Investor Services Guide for further information regarding your distribution options.


    A distribution on shares of a fund does not increase the value of your shares or your total return. At any given time the value of your shares includes the undistributed net gains, if any, realized by the fund on the sale of portfolio securities, and undistributed dividends and interest received, less fund expenses.

    Because such gains and dividends are included in the value of your shares, when they are distributed the value of your shares is reduced by the amount of the distribution. If you buy your shares through a taxable account just before the distribution, you will pay the full price for your shares, and then receive a portion of the purchase price back as a taxable distribution. See "Taxes," this page.

TAXES

    Each fund has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income tax.


24  ADDITIONAL INFORMATION YOU SHOULD KNOW          AMERICAN CENTURY INVESTMENTS


TAX-DEFERRED ACCOUNTS

    If fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan, income and capital gains distributions paid by the funds will generally not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis.

    Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals or distributions from the plan.

TAXABLE ACCOUNTS


    If fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income. The dividends from net income may qualify for the 70% dividends received deduction for corporations to the extent that the fund held shares receiving the dividend for more than 45 days. Distributions from gains on assets held greater than 12 months but no more than 18 months (28% rate gain) and/or assets held greater than 18 months (20% rate gain) are taxable as long-term gains regardless of the length of time you have held the shares. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain (28% or 20% rate gain) to you with respect to such shares.


    Dividends and interest received by a fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Foreign countries generally do not impose taxes on capital gains in respect of investments by non-resident investors. The foreign taxes paid by a fund will reduce its dividends.


    If more than 50% of the value of a fund's total assets at the end of each quarter of its fiscal year consists of securities of foreign corporations, the fund may qualify for and make an election with the Internal Revenue Service with respect to such fiscal year so that fund shareholders may be able to claim a foreign tax credit in lieu of a deduction for foreign income taxes paid by the fund. If such an election is made, the foreign taxes paid by the fund will be treated as income received by you. In order for the shareholder to utilize the foreign tax credit, the mutual fund shares must have been held for 16 days or more during the 30-day period, beginning 15 days prior to the ex-dividend date for the mutual fund shares. The mutual fund must meet a similar holding period requirement with respect to foreign securities to which a dividend is attributable. Any portion of the foreign tax credit which is ineligible as a result of the fund not meeting the holding period requirement will be separately disclosed and may be eligible as an itemized deduction.

    If a fund purchases the securities of certain foreign investment funds or trusts called passive foreign investment companies (PFIC), capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long the fund holds its investment. The fund may also be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. In the alternative, the fund may elect to recognize cumulative gains on such investments as of the last day of its fiscal year and distribute it to shareholders. Any distribution attributable to a PFIC is characterized as ordinary income.

    Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) will not have increased. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains (28% and/or 20% rate gain).


    In January of the year following the distribution, if you own shares in a taxable account, you will receive


PROSPECTUS                ADDITIONAL INFORMATION YOU SHOULD KNOW              25


a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes.

    Distributions may also be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

    If you have not complied with certain provisions of the Internal Revenue Code and Regulations, we are required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed, and is not refundable.

    Redemption of shares of a fund (including redemption made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders will generally recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be considered long-term subject to tax at a maximum rate of 28% (28% rate gain/loss) if shareholders have held such shares for a period of more than 12 months but no more than 18 months and long-term subject to tax at a maximum rate of 20%, minimum of 10% (20% rate gain/loss) if shareholders have held such shares for a period of more than 18 months. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

MANAGEMENT

INVESTMENT MANAGEMENT

    Under the laws of the State of Maryland, the Board of Directors is responsible for managing the business and affairs of the funds. Acting pursuant to an investment management agreement entered into with the funds, American Century Investment Management, Inc. serves as the investment manager of the funds. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.


    The manager supervises and manages the investment portfolios of each fund and directs the purchase and sale of its investment securities. It utilizes teams of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the funds. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the funds' portfolios as they deem appropriate in pursuit of the funds' investment objectives. Individual portfolio manager members of the team may also adjust portfolio holdings of the funds as necessary between team meetings.

    The portfolio manager members of the teams managing the funds described in this Prospectus and their work experience for the last five years are as follows:


    JAMES E. STOWERS III, Chief Executive Officer and Portfolio Manager, joined American Century in 1981. He is a member of the team that manages Ultra.

    ARNOLD K. DOUVILLE, Vice President and Portfolio Manager, joined American Century in November 1997. Prior to joining American Century, Mr. Douville served as Senior Portfolio Manager for Munder Capital Management. He is a member of the team that manages Vista.


    GLENN A. FOGLE, Vice President and Portfolio Manager, joined American Century in September 1990 as an Investment Analyst, a position he held


26 ADDITIONAL INFORMATION YOU SHOULD KNOW           AMERICAN CENTURY INVESTMENTS


until March 1993. At that time he was promoted to Portfolio Manager. He is a member of the team that manages Vista.


    C. KIM GOODWIN, Vice President and Portfolio Manager, joined American Century in October 1997. Prior to joining American Century, Ms. Goodwin served as Senior Vice President and Portfolio Manager at Putnam Investments from May 1996 to September 1997 and Vice President and Portfolio Manager at Prudential Investments from February 1993 to April 1996. Prior to that, she served as an Assistant Vice President and Portfolio Manager at Mellon Bank Corporation. She is a member of the team that manages Growth.


    JEAN C. LEDFORD, Vice President and Portfolio Manager, joined American Century in January 1997. Prior to joining American Century, Ms. Ledford worked for the State of Wisconsin Investment Board as an Investment Director from 1994 to 1996 and as an Assistant Investment Director from 1983 to 1994. Ms. Ledford is a member of the team that manages Select.

    NANCY B. PRIAL, Vice President and Portfolio Manager, joined American Century in February 1994 as a Portfolio Manager. For more than four years prior to joining American Century, Ms. Prial served as Senior Vice President and Portfolio Manager at Frontier Capital Management Company, Boston, Massachusetts. She is a member of the team that manages Heritage.


    JOHN R. SYKORA, Portfolio Manager, joined American Century in May 1994 as an Investment Analyst, a position he held until August 1997. At that time he was promoted to Portfolio Manager. Prior to joining American Century, Mr. Sykora served as a Financial Analyst for Business Men's Assurance Company of America, Kansas City, Missouri, from August 1993 to April 1994. Prior to that Mr. Sykora attended Michigan State University where he obtained his MBA degree. Mr. Sykora is a member of the team that manages Ultra.


    BRUCE A. WIMBERLY, Portfolio Manager, joined American Century in September 1994 as an Investment Analyst, a position he held until July 1996. At that time he was promoted to Portfolio Manager. Prior to joining American Century, Mr. Wimberly attended Kellogg Graduate School of Management, Northwestern University from August 1992 to August 1994, where he obtained his MBA degree. Mr. Wimberly is a member of the team that manages Ultra.

    The activities of the manager are subject only to directions of the funds' Board of Directors. The manager pays all the expenses of the funds except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.


    For the services provided to the Investor Class of the funds, the manager receives an annual fee of 1% of the average net assets of each of the funds.

    On the first business day of each month, each fund pays a management fee to the manager for the previous month at the rate specified. The fee for the previous month is calculated by multiplying the applicable fee for each fund by the aggregate average daily closing value of the series' net assets during the previous month, and further multiplying that product by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).


CODE OF ETHICS

    The funds and the manager have adopted a Code of Ethics that restricts personal investing practices by employees of the manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the funds' portfolios obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of fund shareholders come before the interests of the people who manage those funds.

TRANSFER AND ADMINISTRATIVE SERVICES

    American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend-paying agent for the funds. It provides facilities, equipment and personnel to the funds, and is paid for such services by the manager.

    Certain recordkeeping and administrative services


PROSPECTUS                   ADDITIONAL INFORMATION YOU SHOULD KNOW        27


that would otherwise be performed by the transfer agent may be performed by an insurance company or other entity providing similar services for various retirement plans using shares of the funds as a funding medium, by broker-dealers and financial advisors for their customers investing in shares of American Century or by sponsors of multi mutual fund no- or low-transaction fee programs. The manager or an affiliate may enter into contracts to pay them for such recordkeeping and administrative services out of its unified management fee.

    Although there is no sales charge levied by the funds, transactions in shares of the funds may be executed by brokers or investment advisors who charge a transaction-based fee or other fee for their services. Such charges may vary among broker- dealers and financial advisors, but in all cases will be retained by the broker-dealer or financial advisor and not remitted to the funds or the manager. You should be aware of the fact that these transactions may be made directly with American Century without incurring such fees.

    From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the manager.

    The manager and transfer agent are both wholly owned by American Century Companies, Inc. James E. Stowers Jr., Chairman of the funds' Board of Directors, controls American Century Companies by virtue of his ownership of a majority of its common stock.


    Pursuant to a Sub-Administration Agreement with the manager, Funds Distributor, Inc. (FDI) serves as the Co-Administrator for the funds. FDI is responsible for (i) providing certain officers of the funds and (ii) reviewing and filing marketing and sales literature on behalf of the funds. The fees and expenses of FDI are paid by the manager out of its unified fee.


DISTRIBUTION OF FUND SHARES


    The funds' shares are distributed by FDI, a registered broker-dealer. FDI is a wholly-owned indirect subsidiary of Boston Institutional Group, Inc. FDI's principal business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109. The Investor Class of shares does not pay any commissions or sales loads to the distributor or any other broker-dealers or financial intermediaries in connection with the distribution of fund shares.

    Investors may open accounts with American Century only through the distributor. All purchase transactions in the funds offered by this Prospectus are processed by the transfer agent, which is authorized to accept any instructions relating to fund accounts. All purchase orders must be accepted by the distributor. All fees and expenses of FDI in acting as distributor for the funds are paid by the manager.


FURTHER INFORMATION ABOUT AMERICAN CENTURY

    American Century Mutual Funds, Inc., the issuer of the funds, was organized as a Maryland corporation on July 2, 1990. The corporation commenced operations on February 28, 1991, the date it merged with Twentieth Century Investors, Inc., a Delaware corporation which had been in business since October 1958. Pursuant to the terms of the Agreement and Plan of Merger dated July 27, 1990, the Maryland corporation was the surviving entity and continued the business of the Delaware corporation with the same officers and directors, the same shareholders and the same investment objectives, policies and restrictions.

    The principal office of the funds is American Century Tower, 4500 Main Street, P.O. Box 419200, Kansas City, Missouri 64141-6200. All inquiries may be made by mail to that address, or by telephone to 1-800-345-2021 (international calls: 816-531-5575).


    American Century Mutual Funds, Inc. issues 13 series of $.01 par value shares. Each series is commonly referred to as a fund. The assets belonging to each series of shares are held separately by the custodian.

    American Century offers four classes of each of the funds: an Investor Class, an Institutional Class, a Service Class, and an Advisor Class. The shares offered by this Prospectus are Investor Class shares and have no up-front charges, commissions, or 12b-1 fees.


    The other classes of shares are primarily offered to institutional investors or through institutional distribution channels, such as employer-sponsored retirement plans or through banks, broker-dealers,


28    ADDITIONAL INFORMATION YOU SHOULD KNOW        AMERICAN CENTURY INVESTMENTS


insurance companies or other financial intermediaries. The other classes have different fees, expenses, and/or minimum investment requirements than the Investor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. For additional information concerning the other classes of shares not offered by this Prospectus, call us at 1-800-345-3533 or contact a sales representative or financial intermediary who offers those classes of shares.

    Except as described below, all classes of shares of a fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various classes are (a) each class may be subject to different expenses specific to that class, (b) each class has a different identifying designation or name, (c) each class has exclusive voting rights with respect to matters solely affecting such class, (d) each class may have different exchange privileges, and (e) the Institutional Class may provide for automatic conversion from that class into shares of the Investor Class of the same fund.

    Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except for those matters that must be voted on separately by the series or class of shares affected. Matters affecting only one series or class are voted upon only by that series or class.

    Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of directors can elect all of the directors if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Directors.

    Unless required by the Investment Company Act, it will not be necessary for the funds to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of directors or the appointment of auditors. However, pursuant to the funds' by-laws, the holders of shares representing at least 10% of the votes entitled to be cast may request the funds to hold a special meeting of shareholders. We will assist in the communication with other shareholders.

    WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.


PROSPECTUS                 ADDITIONAL INFORMATION YOU SHOULD KNOW             29


P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

www.americancentury.com



                            [american century logo]
                                    American
                                Century(reg.sm)



9802           [recycled logo]
SH-BKT-11416      Recycled

                                   PROSPECTUS

                             [american century logo]
                                    American
                                 Century(reg.sm)



                                  MARCH 1, 1998


                                    TWENTIETH
                                     CENTURY
                                      GROUP

                                     Select
                                    Heritage
                                     Growth
                                      Ultra
                                      Vista

ADVISOR CLASS


                         AMERICAN CENTURY INVESTMENTS

                                FAMILY OF FUNDS


    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.





                          AMERICAN CENTURY INVESTMENTS
--------------------------------------------------------------------------------

BENHAM GROUP(reg.tm)        AMERICAN CENTURY GROUP      TWENTIETH CENTURY GROUP
--------------------------------------------------------------------------------

    MONEY MARKET FUNDS            ASSET ALLOCATION             GROWTH FUNDS
   GOVERNMENT BOND FUNDS        &  BALANCED FUNDS          INTERNATIONAL FUNDS
  DIVERSIFIED BOND FUNDS     CONSERVATIVE EQUITY FUNDS
   MUNICIPAL BOND FUNDS          SPECIALTY FUND
--------------------------------------------------------------------------------

                                                      Select * Heritage * Growth
                                                             Ultra * Vista



                                  PROSPECTUS


                                 MARCH 1, 1998


                          Select * Heritage * Growth

                                 Ultra * Vista

                                 ADVISOR CLASS

                      AMERICAN CENTURY MUTUAL FUNDS, INC.

    American Century Mutual Funds, Inc. is a part of American Century Investments, a family of funds that includes nearly 70 no-load and low-load mutual funds covering a variety of investment opportunities. Five of the funds from our Twentieth Century Group that invest primarily in equity securities are described in this Prospectus. Their investment objectives are listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.

      Each fund's shares offered in this Prospectus (the Advisor Class shares) are sold at their net asset value with no sales charges or commissions. The
Advisor Class shares are subject to Rule 12b-1 shareholder services and distribution fees as described in this Prospectus.

      The Advisor Class shares are intended for purchase by participants in employer-sponsored retirement or savings plans and for persons purchasing shares through broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative and distribution services.


      This Prospectus gives you information about the funds that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated March 1, 1998, and filed with the Securities and Exchange Commission. It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:


                          AMERICAN CENTURY INVESTMENTS
                       4500 Main Street * P.O. Box 419385
                Kansas City, Missouri 64141-6385 * 1-800-345-3533
                        International calls: 816-531-5575
                     Telecommunications Device for the Deaf:
                   1-800-345-1833 * In Missouri: 816-444-3038
                        Internet: www.americancentury.com



    Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS                                                                 1

INVESTMENT OBJECTIVES OF THE FUNDS

AMERICAN CENTURY - TWENTIETH CENTURY
SELECT FUND

AMERICAN CENTURY - TWENTIETH CENTURY
HERITAGE FUND


    The Select and Heritage funds seek capital growth. The funds intend to pursue their investment objectives by investing primarily in common stocks of companies that are considered by management to have better-than-average prospects for appreciation. As a matter of fundamental policy, 80% of the assets of the Select fund and 60% of the assets of the Heritage fund must be invested in securities of companies that have a record of paying dividends or have committed themselves to the payment of regular dividends, or otherwise produce income.


AMERICAN CENTURY - TWENTIETH CENTURY
GROWTH FUND

AMERICAN CENTURY - TWENTIETH CENTURY
ULTRA FUND

AMERICAN CENTURY - TWENTIETH CENTURY
VISTA FUND

    The Growth, Ultra and Vista funds seek capital growth. The funds intend to pursue their investment objectives by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation.

               There is no assurance that the funds will achieve
                     their respective investment objectives.

NO PERSON IS AUTHORIZED BY THE FUNDS TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUNDS, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.

2      INVESTMENT OBJECTIVES                  AMERICAN CENTURY INVESTMENTS


                               TABLE OF CONTENTS

Investment Objectives of the Funds ........................................    2

Transaction and Operating Expense Table ...................................    4

Financial Highlights ......................................................    5

Performance Information of Other Class ....................................   10


INFORMATION REGARDING THE FUNDS

Investment Policies of the Funds ..........................................   15

   Growth Equity Funds ....................................................   15

   Select and Heritage ....................................................   15

   Growth, Ultra and Vista ................................................   15

Other Investment Practices, Their Characteristics
and Risks .................................................................   16

   Foreign Securities .....................................................   16

   Forward Currency Exchange Contracts ....................................   16
   Portfolio Turnover .....................................................   17

   Repurchase Agreements ..................................................   17

   Futures and Options ....................................................   17

   Derivative Securities ..................................................   18

   When-Issued Securities .................................................   19

   Rule 144A Securities ...................................................   19

   Investments in Companies

      with Limited Operating History ......................................   19

   Short Sales ............................................................   20

Performance Advertising ...................................................   20

HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS


How to Purchase and Sell American
Century Funds .............................................................   21

How to Exchange from One
American Century Fund to Another ..........................................   21

How to Redeem Shares ......................................................   21

   Special Requirements for Large Redemptions .............................   21

Telephone Services ........................................................   22

   Investors Line .........................................................   22


ADDITIONAL INFORMATION YOU SHOULD KNOW

Share Price ...............................................................   23

   When Share Price Is Determined .........................................   23

   How Share Price Is Determined ..........................................   23

   Where to Find Information About Share Price ............................   24

Distributions .............................................................   24

Taxes .....................................................................   24

   Tax-Deferred Accounts ..................................................   24

   Taxable Accounts .......................................................   25

Management ................................................................   26

   Investment Management ..................................................   26

   Code of Ethics .........................................................   27

   Transfer and Administrative Services ...................................   27

Distribution of Fund Shares ...............................................   28

Service and Distribution Fees .............................................   28

Further Information About American Century ................................   28


PROSPECTUS                                        TABLE OF CONTENTS          3


                    TRANSACTION AND OPERATING EXPENSE TABLE

                                                       Select, Heritage,
                                                      Growth, Ultra, Vista

SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Load Imposed on Purchases .......................   none

Maximum Sales Load Imposed on Reinvested Dividends ............   none

Deferred Sales Load ...........................................   none

Redemption Fee ................................................   none

Exchange Fee ..................................................   none


 ANNUAL FUND OPERATING EXPENSES:
(as a percentage of net assets)

Management Fees ...............................................  0.75%

12b-1 Fees(1) .................................................  0.50%

Other Expenses(2) .............................................  0.00%

Total Fund Operating Expenses .................................  1.25%

EXAMPLE:

You would pay the following expenses on a              1 year     $ 13
$1,000 investment, assuming a 5% annual return and     3 years      40

redemption at the end of each time period:             5 years      68

                                                       10 years    150

(1) The 12b-1 fee is designed to permit investors to purchase Advisor Class shares through broker-dealers, banks, insurance companies and other financial intermediaries. A portion of the fee is used to compensate them for ongoing recordkeeping and administrative services that would otherwise be performed by an affiliate of the manager, and a portion is used to compensate them for distribution and other shareholder services. See "Service and Distribution Fees," page 28.

(2) Other expenses, which include the fees and expenses (including legal counsel fees) of those directors who are not "interested persons" as defined in the Investment Company Act, were less than 0.01of 1% of average net assets for the most recent fiscal year.


    The purpose of this table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of the funds offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations.

    NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The shares offered by this Prospectus are Advisor Class shares. The funds offer three other classes of shares, one of which is primarily made available to retail investors and two that are primarily made available to institutional investors. The other classes have different fee structures than the Advisor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. A difference in fees will result in different performance for those classes. For additional information about the various classes, see "Further Information About American Century," page 28.

 4   TRANSACTION AND OPERATING EXPENSE TABLE   AMERICAN CENTURY INVESTMENTS



                             FINANCIAL HIGHLIGHTS

                                    SELECT

  The sale of the Advisor Class of the fund commenced on August 8, 1997. Performance information of the original class of shares, which commenced operations on October 31, 1958, is presented on page 10.

  The Financial Highlights for the period presented have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available without charge upon request. The information presented is for a share outstanding throughout the period ended

                                                                    1997(1)

PER-SHARE DATA

Net Asset Value,
Beginning of Period .........................................   $     49.43
                                                                -----------

Income From Investment Operations

  Net Investment Loss(2) ....................................         (0.02)

  Net Realized and Unrealized
  Loss on Investment Transactions ...........................         (1.25)
                                                                -----------
Total From
Investment Operations .......................................         (1.27)
                                                                -----------
Net Asset Value,
End of Period ...............................................   $     48.16
                                                                ===========

Total Return(3) .............................................         (2.57)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ...........          1.25%(4)

Ratio of Net Investment Loss to Average Net Assets ..........         (0.17)%(4)

Portfolio Turnover Rate .....................................            94%

Average Commission Paid per Share of Equity Security Traded .   $    0.0457

Net Assets, End of Period (in thousands) ....................   $     1,289

     (1)  August 8, 1997 (commencement of sale) through October 31, 1997.

     (2)  Computed using average shares outstanding throughout the period.

     (3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total return is not annualized.

     (4)  Annualized.

PROSPECTUS                                     FINANCIAL HIGHLIGHTS          5


                             FINANCIAL HIGHLIGHTS

                                   HERITAGE

  The sale of the Advisor Class of the fund commenced on July 11, 1997. Performance information of the original class of shares, which commenced operations on November 10, 1987, is presented on page 11.

  The Financial Highlights for the period presented have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available without charge upon request. The information presented is for a share outstanding throughout the period ended October 31.

                                                                     1997(1)


PER-SHARE DATA

Net Asset Value,
Beginning of Period ..........................................    $   14.23
                                                                  ---------

Income From Investment Operations

  Net Investment Loss(2) .....................................        (0.01)

  Net Realized and Unrealized
  Gain on Investment Transactions ............................         0.63
                                                                  ---------
Total From
Investment Operations ........................................         0.62
                                                                  ---------
Net Asset Value,
End of Period ................................................    $   14.85
                                                                  =========

Total Return(3) ..............................................         4.36%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ............         1.25%(4)

Ratio of Net Investment Loss to Average Net Assets ...........       (0.23)%(4)

Portfolio Turnover Rate ......................................           69%

Average Commission Paid per Share of Equity Security Traded ..    $  0.0436

Net Assets, End of Period (in thousands) .....................    $     120

     (1)  July 11, 1997 (commencement of sale) through October 31, 1997.

     (2)  Computed using average shares outstanding throughout the period.

     (3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total return is not annualized.

     (4)  Annualized.


6      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                             FINANCIAL HIGHLIGHTS

                                    GROWTH

  The  sale of the  Advisor  Class  of the  fund  commenced  on  June  4,  1997.
Performance information of the original class of shares, which commenced operations on October 31, 1958, is presented on page 12.

  The Financial Highlights for the period presented have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available without charge upon request. The information presented is for a share outstanding throughout the period ended October 31.

                                                                     1997(1)

PER-SHARE DATA

Net Asset Value,
Beginning of Period .........................................   $     24.36
                                                                -----------

Income From Investment Operations

  Net Investment Loss(2) ....................................         (0.06)

  Net Realized and Unrealized
  Gain on Investment Transactions ...........................          3.54
                                                                -----------
Total From
Investment Operations .......................................          3.48
                                                                -----------
Net Asset Value,
End of Period ...............................................   $     27.84
                                                                ===========

Total Return(3) .............................................         14.29%


RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ...........          1.25%(4)

Ratio of Net Investment Loss to Average Net Assets ..........        (0.47)%(4)

Portfolio Turnover Rate .....................................            75%

Average Commission Paid per Share of Equity Security Traded .   $    0.0393

Net Assets, End of Period (in thousands) ....................   $     2,200

(1) June 4, 1997 (commencement of sale) through October 31, 1997.

(2) Computed using average shares outstanding throughout the period.

(3)Total  return   assumes   reinvestment   of  dividends   and  capital   gains
   distributions, if any. Total return is not annualized.

(4) Annualized.


PROSPECTUS                                     FINANCIAL HIGHLIGHTS    7



                             FINANCIAL HIGHLIGHTS

                                     ULTRA

   The sale of the  Advisor  Class of the fund  commenced  on  October  2, 1996.
Performance information of the original class of shares, which commenced operations on November 2, 1981, is presented on page 13.

   The Financial Highlights for the fiscal year ended October 31, 1997, have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the period ended October 31, 1996, have been audited by other independent auditors whose report thereon is incorporated by reference into the Statement of Additional Information. The information presented is for a share outstanding throughout the year ended
October 31, except as noted.

                                                                   1997        1996(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period ......................   $   29.52     $   29.55
                                                              ---------     ---------

Income From Investment Operations

  Net Investment Loss(2) ..................................       (0.07)        (0.02)

  Net Realized and Unrealized
  Gain (Loss) on Investment Transactions ..................        5.60         (0.01)
                                                              ---------     ---------
  Total from Investment Operations ........................        5.53         (0.03)
                                                              ---------     ---------
Distributions

  From Net Realized Gains on Investment Transactions ......       (1.69)         --
                                                              ---------     ---------
Net Asset Value, End of Period ............................   $   33.36     $   29.52
                                                              =========     =========

  Total Return(3) .........................................       19.59%        (0.10)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets .........        1.25%         1.25%(4)

Ratio of Net Investment Loss to Average Net Assets ........       (0.22)%   (0.80)%(4)

Portfolio Turnover Rate ...................................         107%           87%

Average Commission Paid per Share
  of Equity Security Traded ...............................   $  0.0398     $  0.0350

Net Assets, End of Period (in millions) ...................   $      31     $      13

     (1)  October 2, 1996 (Commencement of sale) through October 31, 1996.

     (2)  Computed using average shares outstanding throughout the period.

     (3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

     (4)  Annualized.


8   FINANCIAL HIGHLIGHTS                         AMERICAN CENTURY INVESTMENTS



                             FINANCIAL HIGHLIGHTS

                                     VISTA

   The sale of the  Advisor  Class of the fund  commenced  on  October  2, 1996.
Performance information of the original class of shares, which commenced operations on November 25, 1983, is presented on page 14.

   The Financial Highlights for the fiscal year ended October 31, 1997, have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the period ended October 31, 1996, have been audited by other independent auditors whose report thereon is incorporated by reference into the Statement of Additional Information. The information presented is for a share outstanding throughout the year ended
October 31, except as noted.

                                                           1997        1996(1)


PER-SHARE DATA

Net Asset Value, Beginning of Period ................   $  15.67     $  16.87
                                                        --------     --------

Income From Investment Operations

   Net Investment Loss(2) ...........................      (0.14)       (0.02)

   Net Realized and Unrealized
   Gain (Loss) on Investment Transactions ...........       0.15        (1.18)
                                                        --------     --------
   Total from Investment Operations .................       0.01        (1.20)
                                                        --------     --------
Distributions

   From Net Realized Gains on Investment Transactions      (1.18)        --
                                                        --------     --------
Net Asset Value, End of Period ......................   $  14.50     $  15.67
                                                        ========     ========

   Total Return(3) ..................................       0.15%       (7.11)%


RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ...       1.25%        1.25%(4)

Ratio of Net Investment Loss to Average Net Assets ..      (0.98)%   (1.20)%(4)

Portfolio Turnover Rate .............................         96%          91%

Average Commission Paid per Share
  of Equity Security Traded .........................   $ 0.0292     $ 0.0280

Net Assets, End of Period (in millions) .............   $      7     $      6

     (1)  October 2, 1996 (commencement of sale) through October 31, 1996.

     (2)  Computed using average shares outstanding throughout the period.

     (3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

     (4)  Annualized.

PROSPECTUS                                 FINANCIAL HIGHLIGHTS              9



                    PERFORMANCE INFORMATION OF OTHER CLASS

                                    SELECT

  The Advisor Class of the fund was established September 3, 1996, however no shares had been issued prior to the fund's fiscal year end. The financial information in this table regarding selected per share data for the fund reflects the performance of the fund's original class of shares, which was redesignated the "Investor Class" of shares, effective September 3, 1996. The
Investor Class shares have a total expense ratio that is 0.25% lower than the Advisor Class. Had the Advisor Class been in existence for the time periods presented, that class's performance information would be lower as a result of the additional expense.

  The Financial Highlights for the fiscal year ended October 31, 1997, have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the fiscal years ended on or before October
31, 1996, have been audited by other independent auditors whose report thereon is incorporated by reference into the Statement of Additional Information. The information presented is for a share outstanding throughout the years ended
October 31.

                                    1997     1996      1995      1994      1993      1992      1991     1990      1989      1988

PER-SHARE DATA

Net Asset Value,
Beginning of Year ................. $41.52  $39.52    $37.67    $45.76    $39.18    $40.79    $34.19   $35.98    $27.85    $32.69
                                    ------  ------    ------    ------    ------    ------    ------   ------    ------    ------

Income From Investment Operations

 Net Investment Income ............ 0.15(1)  0.20(1)  0.33(1)    0.40      0.46      0.53      0.63     0.62      1.10      0.64

 Net Realized and
 Unrealized Gain(Loss)
 on Investment Transactions ....... 10.51     6.73      4.68     (3.59)     7.94      0.34      8.17    (1.29)     7.74     1.37
                                    ------  ------    ------    ------    ------    ------    ------   ------    ------    ------
 Total From
 Investment Operations ............ 10.66    6.93      5.01     (3.19)     8.40      0.87      8.80    (0.67)     8.84      2.01
                                    ------  ------    ------    ------    ------    ------    ------   ------    ------    ------
Distributions

 From Net Investment Income ....... (0.32)  (0.27)    (0.28)    (0.43)    (0.49)    (0.65)    (0.65)   (1.12)    (0.71)    (0.48)

 From Net Realized Gains on
 Investment Transactions .......... (3.68)  (4.66)    (2.75)    (4.47)    (1.31)    (1.83)    (1.55)     --        --      (6.37)

 In Excess of Net Realized Gains ..   --      --      (0.13)      --      (0.02)      --        --       --        --        --
                                    ------  ------    ------    ------    ------    ------    ------   ------    ------    ------
 Total Distributions .............. (4.00)  (4.93)    (3.16)    (4.90)    (1.82)    (2.48)    (2.20)   (1.12)    (0.71)    (6.85)
                                    ------  ------    ------    ------    ------    ------    ------   ------    ------    ------
Net Asset Value, End of Year ...... $48.18  $41.52    $39.52    $37.67    $45.76    $39.18    $40.79   $34.19    $35.98    $27.85
                                    ======  ======    ======    ======    ======    ======    ======   ======    ======    ======

 Total Return(2) .................. 27.89%  19.76%    15.02%    (7.37)%   22.20%     1.76%    27.05%   (2.03)%   32.59%     7.31%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ............. 1.00%    1.00%     1.00%     1.00%     1.00%     1.00%     1.00%    1.00%     1.00%     1.00%

Ratio of Net Investment Income
to Average Net Assets ............. 0.33%    0.5%      0.9%      1.0%      1.1%      1.4%      1.7%     1.8%      3.4%      2.2%

Portfolio Turnover Rate ........... 94%      105%      106%      126%       82%       95%       84%      83%       93%      140%

Average Commission Paid per
Share of Equity Security Traded ... $0.0457  $0.0410  $0.0460    --(3)     --(3)     --(3)     --(3)    --(3)     --(3)     --(3)

Net Assets, End
of Year (in millions) ............. $4,769  $4,039    $4,008    $4,278    $5,160    $4,534    $4,163   $2,953    $2,721    $2,367

     (1)  Computed using average shares outstanding throughout the period.

     (2) Total return assumes reinvestment of dividends and capital gains distributions, if any.

     (3) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended October 31, 1995.


10  PERFORMANCE INFORMATION OF OTHER CLASS          AMERICAN CENTURY INVESTMENTS



                    PERFORMANCE INFORMATION OF OTHER CLASS

                                   HERITAGE

  The Advisor Class of the fund was established September 3, 1996, however no shares had been issued prior to the fund's fiscal year end. The financial information in this table regarding selected per share data for the fund reflects the performance of the fund's original class of shares, which was redesignated the "Investor Class" of shares, effective September 3, 1996. The
Investor Class shares have a total expense ratio that is 0.25% lower than the Advisor Class. Had the Advisor Class been in existence for the time periods presented, that class's performance information would be lower as a result of the additional expense.

  The Financial Highlights for the fiscal year ended October 31, 1997, have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the fiscal years ended on or before October
31, 1996, have been audited by other independent auditors whose report thereon is incorporated by reference into the Statement of Additional Information. The information presented is for a share outstanding throughout the years ended
October 31.

                                     1997    1996     1995      1994      1993      1992      1991      1990      1989     1988(1)

PER-SHARE DATA

Net Asset Value,
Beginning of Period ................ $12.24  $11.75  $10.32    $11.03     $9.30     $8.59     $6.55     $8.15     $6.21     $5.00
                                     ------  ------  ------    ------     -----     -----     -----     -----     -----     -----

Income From Investment Operations

  Net Investment Income ............ 0.01(2)  --(2)  0.05(2)    0.07      0.07      0.10      0.11      0.10      0.08      0.06

  Net Realized and
  Unrealized Gain(Loss)
  on Investment Transactions ....... 3.41     1.15    1.96     (0.21)     2.43      0.72      2.04     (0.94)     1.93      1.16
                                     ------  ------  ------    ------     -----     -----     -----     -----     -----     -----
  Total from Investment Operations . 3.42     1.15    2.01     (0.14)     2.50      0.82      2.15     (0.84)     2.01      1.22
                                     ------  ------  ------    ------     -----     -----     -----     -----     -----     -----
Distributions

  From Net Investment Income ....... (0.09)  (0.05)  (0.03)    (0.06)    (0.09)    (0.11)    (0.11)    (0.07)    (0.07)    (0.01)

  From Net Realized Gains on
  Investment Transactions .......... (0.71)  (0.61)  (0.52)    (0.50)    (0.68)      --        --      (0.69)      --        --

  In Excess of Net Realized Gains ..   --     --     (0.03)    (0.01)      --        --        --        --        --        --
                                     ------  ------  ------    ------     -----     -----     -----     -----     -----     -----
  Total Distributions .............. (0.80)  (0.66)  (0.58)    (0.57)    (0.77)    (0.11)    (0.11)    (0.76)    (0.07)    (0.01)
                                     ------  ------  ------    ------     -----     -----     -----     -----     -----     -----
Net Asset Value, End of Period ..... $14.86  $12.24  $11.75    $10.32    $11.03     $9.30     $8.59     $6.55     $8.15     $6.21
                                     ======  ======  ======    ======    ======     =====     =====     =====     =====     =====

  Total Return(3) .................. 29.56%  10.44%  21.04%    (1.13)%   28.64%     9.65%    33.25%   (11.62)%   32.65%    25.75%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .............. 1.00%   0.99%    0.99%     1.00%     1.00%     1.00%     1.00%     1.00%     1.00%   1.00%(4)

Ratio of Net Investment Income
to Average Net Assets .............. 0.05%    --      0.5%      0.7%      0.7%      1.1%      1.5%      1.6%      1.3%     1.4%(4)

Portfolio Turnover Rate ............ 69%     122%     121%      136%      116%      119%      146%      127%      159%     130%(4)

Average Commission Paid per
Share of Equity Security Traded .... $0.0436  $0.0420  $0.0420  --(5)     --(5)     --(5)     --(5)     --(5)     --(5)     --(5)

Net Assets, End
of Period (in millions) ............ $1,321  $1,083  $1,008     $897      $702      $369      $269      $199      $117       $55

     (1)  November 10, 1987 (inception) through October 31, 1988.

     (2)  Computed using average shares outstanding throughout the period.

     (3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total return for periods less than one year are not annualized.

     (4)  Annualized.

     (5) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended October 31, 1995.


PROSPECTUS                   PERFORMANCE INFORMATION OF OTHER CLASS       11


                    PERFORMANCE INFORMATION OF OTHER CLASS

                                    GROWTH

  The Advisor Class of the fund was established September 3, 1996, however no shares had been issued prior to the fund's fiscal year end. The financial information in this table regarding selected per share data for the fund reflects the performance of the fund's original class of shares, which was redesignated the "Investor Class" of shares, effective September 3, 1996. The
Investor Class shares have a total expense ratio that is 0.25% lower than the Advisor Class. Had the Advisor Class been in existence for the time periods presented, that class's performance information would be lower as a result of the additional expense.

  The Financial Highlights for the fiscal year ended October 31, 1997, have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the fiscal years ended on or before October
31, 1996, have been audited by other independent auditors whose report thereon is incorporated by reference into the Statement of Additional Information. The information presented is for a share outstanding throughout the years ended
October 31.

                           1997     1996      1995     1994      1993      1992      1991      1990     1989      1988

PER-SHARE DATA

Net Asset Value,
Beginning of Year ....... $22.21   $23.88   $22.99   $25.27   $23.64     $22.32   $14.81   $17.44    $12.54    $15.62
                          ------   ------   ------   ------   ------     ------   ------   ------    ------    ------

Income From
Investment Operations

  Net Investment
  Income (Loss) .........0.01(1)   (0.01)(1)  0.08(1)  0.06     0.06     (0.02)     0.04     0.09      0.08      0.30

  Net Realized
  and Unrealized Gain
  (Loss) on Investment
  Transactions .......... 6.07      1.47    4.08      0.48      1.94      1.35      8.47    (2.05)     5.14      0.13
                          ------   ------   ------   ------   ------     ------   ------   ------    ------    ------
  Total from
  Investment Operations . 6.08      1.46    4.16      0.54      2.00      1.33      8.51    (1.96)     5.22      0.43
                          ------   ------   ------   ------   ------     ------   ------   ------    ------    ------
Distributions

  From Net
  Investment Income .....(0.18)    (0.07)  (0.05)    (0.06)      --      (0.01)    (0.11)   (0.08)    (0.32)    (0.05)

  From Net
  Realized Gains
  on Investment
  Transactions ..........(0.25)    (2.98)    (3.18)    (2.76)    (0.36)      --      (0.89)   (0.59)      --      (3.46)

  In Excess of
  Net Realized Gains ....  --      (0.08)    (0.04)      --    (0.01)      --        --       --        --        --
                          ------   ------   ------   ------   ------     ------   ------   ------    ------    ------
  Total Distributions ... (0.43)   (3.13)    (3.27)   (2.82)   (0.37)    (0.01)    (1.00)   (0.67)    (0.32)    (3.51)
                          ------   ------   ------   ------   ------     ------   ------   ------    ------    ------
Net Asset Value,
End of Year ...........  $27.86   $22.21    $23.88    $22.99  $25.27    $23.64    $22.32   $14.81    $17.44    $12.54
                         ======   ======    ======    ======  ======    ======    ======   ======    ======    ======

  Total Return(2) .....27.85%     8.18%    22.31%     2.66%     8.48%     5.96%    60.64%   (11.72)%  42.74%     3.18%

RATIOS/SUPPLEMENTAL
DATA

Ratio of
Operating Expenses
to Average
Net Assets ............1.00%     1.00%     1.00%     1.00%     1.00%     1.00%     1.00%    1.00%     1.00%     1.00%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets ............0.02%    (0.1)%     0.4%      0.3%      0.2%     (0.1)%     0.2%     0.6%      0.5%      2.4%

Portfolio
Turnover Rate ......... 75%      122%      141%      100%       94%       53%       69%     118%       98%      143%

Average Commission
Paid per
Share of Equity
Security Traded ....$0.0393   $0.0360   $0.0400    --(3)     --(3)     --(3)     --(3)    --(3)     --(3)     --(3)

Net Assets, End
of Year
(in millions) ......$5,113    $4,765    $5,130    $4,363    $4,641    $4,472    $3,193   $1,697    $1,597    $1,229


     (1)  Computed using average shares outstanding throughout the period.

     (2) Total return assumes reinvestment of dividends and capital gains distributions, if any.

     (3) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended October 31, 1995.


12     PERFORMANCE INFORMATION OF OTHER CLASS   AMERICAN CENTURY INVESTMENTS



                    PERFORMANCE INFORMATION OF OTHER CLASS

                                     ULTRA

  The Advisor Class of the fund was established September 3, 1996, however no shares had been issued prior to the fund's fiscal year end. The financial information in this table regarding selected per share data for the fund reflects the performance of the fund's original class of shares, which was redesignated the "Investor Class" of shares, effective September 3, 1996. The
Investor Class shares have a total expense ratio that is 0.25% lower than the Advisor Class. Had the Advisor Class been in existence for the time periods presented, that class's performance information would be lower as a result of the additional expense.

  The Financial Highlights for the fiscal year ended October 31, 1997, have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the fiscal years ended on or before October
31, 1996, have been audited by other independent auditors whose report thereon is incorporated by reference into the Statement of Additional Information. The information presented is for a share outstanding throughout the years ended
October 31.

                                    1997      1996          1995      1994      1993      1992      1991     1990      1989    1988

PER-SHARE DATA

Net Asset Value,
Beginning of Year ...............   $29.52    $28.03      $21.16    $21.61    $15.46    $15.53     $7.73    $9.63     $6.86   $8.76
                                    ------    ------      ------    ------    ------    ------     -----    -----     -----   -----

Income From
Investment Operations

  Net Investment Income
  (Loss) ........................  0.01(1)  (0.05)(1)   (0.07)(1)   (0.03)   (0.09)     (0.05)    (0.03)   (0.03)     0.19    (0.02)

  Net Realized and
  Unrealized Gain
  (Loss) on Investment
  Transactions ..................   5.62      2.84         7.58     (0.42)     6.24     (0.02)     7.86    (0.73)     2.58     1.38
                                    ------    ------      ------    ------    ------    ------     -----    -----     -----   -----
  Total from
  Investment Operations .........   5.63      2.79         7.51     (0.45)     6.15     (0.07)     7.83    (0.76)     2.77     1.36
                                    ------    ------      ------    ------    ------    ------     -----    -----     -----   -----
Distributions

  From Net Investment Income ....   --         --          --        --        --        --        --     (0.19)      --         --

  From Net Realized Gains on
  Investment Transactions .......   (1.69)    (1.19)     (0.64)      --        --        --      (0.03)   (0.95)      --      (3.26)

  In Excess of Net
  Realized Gains ................   --       (0.11)        --        --        --        --        --       --        --         --
                                    ------    ------      ------    ------    ------    ------     -----    -----     -----   -----
  Total Distributions ...........   (1.69)   (1.30)      (0.64)      --        --        --      (0.03)   (1.14)      --      (3.26)
                                    ------    ------      ------    ------    ------    ------     -----    -----     -----   -----
Net Asset Value, End of Year ....   $33.46   $29.52      $28.03    $21.16    $21.61    $15.46    $15.53    $7.73     $9.63    $6.86
                                    ======   ======      ======    ======    ======    ======    ======    =====     =====    =====

  Total Return(2) ...............   19.95%   10.79%      36.89%    (2.08)%   39.78%    (0.45)%   101.51%  (9.02)%   40.37%    19.52%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses
to Average Net Assets ...........   1.00%    1.00%      1.00%      1.00%     1.00%     1.00%     1.00%    1.00%     1.00%      1.00%

Ratio of Net Investment Income
(Loss) to Average Net Assets ....   0.03%   (0.2)%     (0.3)%     (0.1)%    (0.6)%    (0.4)%    (0.5)%   (0.3)%     2.2%      (0.3)%

Portfolio Turnover Rate .........   107%      87%        87%        78%       53%       59%       42%     141%      132%        140%

Average Commission Paid per
Share of Equity Security Traded .   $0.0398  $0.0350   $0.0330     --(3)     --(3)     --(3)     --(3)    --(3)     --(3)      --(3)

Net Assets, End
of Year (in millions) ...........   $21,695  $18,266   $14,376    $10,344   $8,037    $4,275    $2,148    $330      $347       $258

     (1)  Computed using average shares outstanding throughout the period.

     (2) Total return assumes reinvestment of dividends and capital gains distributions, if any.

     (3) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended October 31, 1995.


PROSPECTUS                   PERFORMANCE INFORMATION OF OTHER CLASS      13



                    PERFORMANCE INFORMATION OF OTHER CLASS

                                     VISTA

  The Advisor Class of the fund was established September 3, 1996, however no shares had been issued prior to the fund's fiscal year end. The financial information in this table regarding selected per share data for the fund reflects the performance of the fund's original class of shares, which was redesignated the "Investor Class" of shares, effective September 3, 1996. The
Investor Class shares have a total expense ratio that is 0.25% lower than the Advisor Class. Had the Advisor Class been in existence for the time periods presented, that class's performance information would be lower as a result of the additional expense.

  The Financial Highlights for the fiscal year ended October 31, 1997, have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the fiscal years ended on or before October
31, 1996, have been audited by other independent auditors whose report thereon is incorporated by reference into the Statement of Additional Information. The information presented is for a share outstanding throughout the years ended
October 31.

                                    1997         1996      1995      1994      1993      1992      1991     1990      1989    1988

PER-SHARE DATA

Net Asset Value,
Beginning of Year ................  $15.68      $15.73    $10.94    $12.24    $11.01    $10.53     $6.28    $8.74     $5.91   $5.73
                                    ------      ------    ------    ------    ------    ------     -----    -----     -----   -----

Income From
Investment Operations

  Net Investment Income
  (Loss) ......................... (0.10)(1)   (0.11)(1)  (0.08)(1)  (0.08)   (0.07)   (0.04)     (0.02)    (0.01)   (0.03)    0.01

  Net Realized
  and Unrealized Gain
  (Loss) on Investment
  Transactions ...................   0.13        1.09      4.90      0.45      1.95      0.52      4.27    (1.76)     2.87     0.63
                                    ------      ------    ------    ------    ------    ------     -----    -----     -----   -----
  Total from
  Investment Operations ..........   0.03        0.98      4.82      0.37      1.88      0.48      4.25    (1.77)     2.84     0.64
                                    ------      ------    ------    ------    ------    ------     -----    -----     -----   -----
Distributions

  From Net
  Investment Income ..............  --          --        --        --        --        --        --       --      (0.01)       --

  From Net
  Realized Gains
  on Investment
  Transactions ...................(1.18)      (1.02)    (0.03)    (1.66)    (0.64)      --        --     (0.69)      --       (0.46)

  In Excess of Net
  Realized Gains .................   --        (0.01)      --      (0.01)    (0.01)      --        --       --        --        --
                                    ------      ------    ------    ------    ------    ------     -----    -----     -----   -----
  Total Distributions ............ (1.18)      (1.03)    (0.03)    (1.67)    (0.65)      --        --      (0.69)    (0.01)   (0.46)
                                    ------      ------    ------    ------    ------    ------     -----    -----     -----   -----
Net Asset Value,
End of Year ...................... $14.53     $15.68     $15.73    $10.94    $12.24    $11.01    $10.53    $6.28     $8.74    $5.91
                                   ======     ======     ======    ======    ======    ======    ======    =====     =====    =====

  Total Return(2) ................   0.29%      6.96%     44.20%     4.16%   17.71%      4.55%    67.67%  (22.17)%   48.19%   11.41%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses
to Average Net Assets ............  1.00%     0.99%      0.98%     1.00%     1.00%     1.00%     1.00%    1.00%     1.00%     1.00%

Ratio of Net Investment Income
(Loss) to Average Net Assets ..... (0.73)%   (0.7)%     (0.6)%    (0.8)%    (0.6)%    (0.4)%    (0.3)%   (0.1)%    (0.4)%     0.2%

Portfolio Turnover Rate ..........    96%       91%       89%      111%      133%       87%       92%     103%      125%      145%

Average Commission Paid per
Share of Equity Security Traded ..  $0.0292  $0.0280  $0.0330    --(3)     --(3)     --(3)     --(3)    --(3)     --(3)     --(3)

Net Assets, End
of Year (in millions) ............  $1,828  $2,276    $1,676     $792      $847      $830      $622     $341      $264      $206

     (1)  Computed using average shares outstanding throughout the period.

     (2) Total return assumes reinvestment of dividends and capital gains distributions, if any.

     (3) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended October 31, 1995.


14     PERFORMANCE INFORMATION OF OTHER CLASS   AMERICAN CENTURY INVESTMENTS


                        INFORMATION REGARDING THE FUNDS

INVESTMENT POLICIES OF THE FUNDS

    The funds have adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objectives of the funds identified on page 2 of this Prospectus, and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The funds have implemented additional investment policies and practices to guide their activities in the pursuit of their respective investment objectives. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

GROWTH EQUITY FUNDS

    All of the funds offered by this Prospectus seek capital growth by investing in securities, primarily common stocks, that meet certain fundamental and technical standards of selection (relating primarily to earnings and revenues acceleration) and have, in the opinion of the funds' manager, better-than-average potential for appreciation. So long as a sufficient number of such securities are available, the manager intends to keep the funds fully invested in these securities regardless of the movement of stock prices generally. In most circumstances, the funds' actual level of cash and cash equivalents will fluctuate between 0% and 10% of total assets with 90% to 100% of its assets committed to equity and equity equivalent investments. The funds may purchase securities only of companies that have a record of at least three years of continuous operation.

SELECT AND HERITAGE


    Securities of companies chosen for the Select and Heritage funds are chosen primarily for their growth potential. Additionally, as a matter of fundamental policy, 80% of the assets of the Select fund and 60% of the assets of the Heritage fund must be invested in securities of companies that have a record of paying dividends, or have committed themselves to the payment of regular dividends, or otherwise produce income. The remaining 20% of the Select fund and 40% of the Heritage fund may be invested in any otherwise permissible securities that the manager believes will contribute to the funds' stated investment objectives. The income payments of equity securities are only a secondary consideration; therefore, the income return that Select and Heritage provide may not be significant. Otherwise, Select and Heritage follow the same investment techniques described below for Growth, Ultra and Vista.


    Since Select is one of our larger funds and Heritage is substantially smaller, Select will invest in shares of larger companies with larger share trading volume, and Heritage will tend to invest in smaller companies with smaller share trading volume. However, the two funds are not mutually exclusive, and a given security may be owned by both funds. For the reasons stated in the next section, it should be expected that Heritage will be more volatile and subject to greater short-term risk and long-term opportunity than Select.

    Because of its size, and because it invests primarily in securities that pay dividends or are committed to the payment of dividends, Select may be expected to be the least volatile of the funds described in this Prospectus.

GROWTH, ULTRA AND VISTA

    Management selects for the portfolios of the Growth, Ultra and Vista funds, securities of companies whose earnings and revenue trends meet management's standards of selection.


    Growth and Ultra generally invest in large-sized companies, while Vista invests in medium-sized and smaller companies.


    The size of companies in which a fund invests tends to give each fund its own characteristics of


PROSPECTUS                         INFORMATION REGARDING THE FUNDS      15


volatility and risk. These differences come about because developments such as new or improved products or methods, which would be relatively insignificant to a large company, may have a substantial impact on the earnings and revenues of a small company and create a greater demand and a higher value for its shares. However, a new product failure, which could readily be absorbed by a large company, can cause a rapid decline in the value of the shares of a smaller company. Hence, it could be expected that funds investing in smaller companies would be more volatile than funds investing in larger companies.


OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS
AND RISKS

    For additional information, see "Additional Investment Restrictions" in the Statement of Additional Information.

FOREIGN SECURITIES

    Each of the funds may invest an unlimited amount of its assets in the securities of foreign issuers, primarily from developed markets, when these securities meet its standards of selection. The funds may make such investments either directly in foreign securities, or by purchasing Depositary Receipts ("DRs") for foreign securities. DRs are securities listed on exchanges or quoted in the over-the-counter market in one country but represent the shares of issuers domiciled in other countries. DRs may be sponsored or unsponsored. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter markets.

    Subject to their individual investment objectives and policies, the funds may invest in common stocks, convertible securities, preferred stocks, bonds, notes and other debt securities of foreign issuers, and debt securities of foreign governments and their agencies. The funds will limit their purchase of debt securities to investment-grade obligations.


    Investments in foreign securities may present certain risks, including those resulting from fluctuations in currency exchange rates, future political and economic developments, clearance and settlement risk, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers.


FORWARD CURRENCY EXCHANGE CONTRACTS

    Some of the foreign securities held by the funds may be denominated in foreign currencies. Other securities, such as DRs, may be denominated in U.S. dollars, but have a value that is dependent on the performance of a foreign security, as valued in the currency of its home country. As a result, the value of a fund's portfolio may be affected by changes in the exchange rates between foreign currencies and the U.S. dollar, as well as by changes in the market values of the securities themselves. The performance of foreign currencies relative to the U.S. dollar may be a factor in the overall performance of a fund.

    To protect against adverse movements in exchange rates between currencies, the funds may, for hedging purposes only, enter into forward currency exchange contracts. A forward currency exchange contract obligates a fund to purchase or sell a specific currency at a future date at a specific price.

    A fund may elect to enter into a forward currency exchange contract with respect to a specific purchase or sale of a security, or with respect to the fund's portfolio positions generally.

    By entering into a forward currency exchange contract with respect to the specific purchase or sale of a security denominated in a foreign currency, a fund can "lock in" an exchange rate between the trade and settlement dates for that purchase or sale. This practice is sometimes referred to as "transaction hedging." Each fund may enter into transaction hedging contracts with respect to all or a substantial portion of its foreign securities trades.

    When the manager believes that a particular currency may decline in value compared to the U.S. dollar, a fund may enter into forward currency exchange contracts to sell the value of some or all of the fund's portfolio securities either denominated in, or whose value is tied to, that currency. This practice is sometimes referred to as "portfolio hedging." A fund may not enter into a portfolio hedging transaction where it would be obligated to deliver an amount of foreign


16   INFORMATION REGARDING THE FUNDS                AMERICAN CENTURY INVESTMENTS


currency in excess of the aggregate value of its portfolio securities or other assets denominated in, or whose value is tied to, that currency.

    Each fund will make use of portfolio hedging to the extent deemed appropriate by the manager. However, it is anticipated that a fund will enter into portfolio hedges much less frequently than transaction hedges.

    If a fund enters into a forward currency exchange contract, the fund, when required, will instruct its custodian bank to segregate cash or liquid high-grade securities in a separate account in an amount sufficient to cover its obligation under the contract. Those assets will be valued at market daily, and if the value of the segregated securities declines, additional cash or securities will be added so that the value of the account is not less than the amount of the fund's commitment. At any given time, no more than 10% of a fund's assets will be committed to a segregated account in connection with portfolio hedging transactions.

    Predicting the relative future values of currencies is very difficult, and there is no assurance that any attempt to protect a fund against adverse currency movements through the use of forward currency exchange contracts will be successful. In addition, the use of forward currency exchange contracts tends to limit the potential gains that might result from a positive change in the relationships between the foreign currency and the U.S. dollar.

PORTFOLIO TURNOVER


    The portfolio turnover rates of the funds are shown in the financial information on pages 5-14 of this Prospectus.


    Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to a fund's objectives. The manager believes that the rate of portfolio turnover is irrelevant when it determines a change is in order to achieve those objectives and accordingly, the annual portfolio turnover rate cannot be anticipated.

    The portfolio turnover of each fund may be higher than other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost that the funds pay directly. Portfolio turnover may also affect the character of capital gains, if any, realized and distributed by a fund since short-term capital gains are taxable as ordinary income.

REPURCHASE AGREEMENTS

    Each fund may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of that fund.

    A repurchase agreement occurs when, at the time the fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934) agrees to repurchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund's money is invested in the security.

    Since the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The fund's risk is the ability of the seller to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.

    The funds will limit repurchase agreement transactions to securities issued by the U.S. government, its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the funds' Board of Directors.

    No fund will invest more than 15% of its assets in repurchase agreements maturing in more than seven days.

FUTURES AND OPTIONS


    The funds may invest in financial futures contracts and options thereon. A financial futures contract is an agreement to take or make delivery of a financial asset or an amount of cash, as specified in the applicable contract, at some time in the future. The value of the asset or cash to be delivered at the end of the contract period is calculated based upon the difference in value between the making of the contract and the end


PROSPECTUS                        INFORMATION REGARDING THE FUNDS     17


of the contract period of a financial index, indicator, or security underlying the futures contract.

    Rather than actually purchasing a financial asset (e.g., a long- or short-term treasury security) or all of the securities contained in a specific index (e.g., the S&P 500), the manager may choose to purchase a futures contract which reflects the value of such securities or index. For example, an S&P 500 futures contract reflects the value of the underlying companies that comprise the S&P 500 Composite Stock Price Index. If the aggregate market value of the index securities increases or decreases during the contract period of an S&P 500 futures contract, the amount of cash to be paid to the contract holder at the end of the period would correspondingly increase or decrease. As a result, the manager is able to expose to the market cash that is held by the funds to meet anticipated redemptions or for future investment opportunities. Because futures contracts generally settle more quickly than their underlying securities, the manager believes that the use of futures and options thereon allows the funds to be fully invested while maintaining the needed liquidity.

    The funds will not purchase leveraged futures. When a fund enters into a futures contract, it must make a deposit of cash or high-quality debt securities, known as "initial margin," as partial security for its performance under the contract. As the value of the contract fluctuates, a party to the contract may be required to make additional margin payments, known as "variation margin," to cover a portion of such fluctuation. A fund will also deposit in a segregated account with its custodian bank cash or high-quality debt securities in an amount equal to the fund's payment obligation under the futures contract, less any initial or variation margin. For options sold, a fund will segregate cash or high-quality debt securities equal to the value of the securities underlying the option unless the option is otherwise covered.


DERIVATIVE SECURITIES

    To the extent permitted by its investment objectives and policies, each of the funds may invest in securities that are commonly referred to as "derivative" securities. Generally, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional security, asset, or market index. Certain derivative securities are more accurately described as "index/structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators ("reference indices").

    Some   "derivatives"  such  as   mortgage-related   and  other  asset-backed
securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

    There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

    No fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment since the funds may not invest in oil and gas leases or futures.

    The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

    There  are  a  range  of  risks  associated  with  derivative   investments,
including:

    * the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio manager anticipates;

    * the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;

    * the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment; and

    *    the risk that the counterparty will fail to perform its obligations.


18      INFORMATION REGARDING THE FUNDS        AMERICAN CENTURY INVESTMENTS


    The Board of Directors has approved the manager's policy regarding investments in derivative securities. That policy specifies factors that must be considered in connection with a purchase of derivative securities. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made. The manager will report on fund activity in derivative securities to the Board of Directors as necessary. In addition, the Board will review the manager's policy for investments in derivative securities annually.


WHEN-ISSUED SECURITIES

    Each of the funds may sometimes purchase new issues of securities on a when-issued basis without limit when, in the opinion of the manager, such purchases will further the investment objectives of the fund. The price of when-issued securities is established at the time the commitment to purchase is made. Delivery of and payment for these securities typically occur 15 to 45 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of such security may decline prior to delivery, which could result in a loss to the fund. A separate account for each fund consisting of cash or high-quality liquid debt securities in an amount at least equal to the when-issued commitments will be established and maintained with the custodian. No income will accrue to the fund prior to delivery.

RULE 144A SECURITIES

    The funds may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the funds' criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.

    With respect to securities eligible for resale under Rule 144A, the staff of the Securities and Exchange Commission has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. The staff also acknowledges that, while the Board retains ultimate responsibility, it may delegate this function to the manager. Accordingly, the Board has established guidelines and procedures for determining the liquidity of Rule 144A securities and has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the manager. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

    Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and a fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the funds' manager will consider appropriate remedies to minimize the effect on such fund's liquidity. No fund may invest more than 15% of its assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of fund shares).


INVESTMENTS IN COMPANIES  WITH LIMITED OPERATING HISTORY

    The funds may invest in the securities of issuers with limited operating history. The manager considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation.

    Investments in securities of issuers with limited operating history may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating history and financial information upon which the manager may base its investment decision on behalf of the funds. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

    Select, Growth and Ultra will not invest more than 5% of their total assets in the securities of issuers with less than a three-year operating history. Vista and Heritage will not invest more than 10% of their total assets in the securities of issuers with less than a three-year operating history. The manager will con-



PROSPECTUS                   INFORMATION REGARDING THE FUNDS       19



sider periods of capital formation, incubation, consolidation, and research and development in determining whether a particular issuer has a record of three years of continuous operation.


SHORT SALES


    A fund may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short. Such transactions allow the fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately.


    A fund may make a short sale when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code and Regulations.


PERFORMANCE ADVERTISING

    From time to time, the funds may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return, and yield. Performance data may be quoted separately for the Advisor Class and for the other classes offered by the funds.

    Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the fund's cumulative total return over the same period if the fund's performance had remained constant throughout.

    A quotation of yield reflects a fund's income over a stated period expressed as a percentage of the fund's share price.

    Yields are calculated according to accounting methods that are standardized in accordance with SEC rules for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, a fund's yield may not equal the income paid on its shares or the income reported in the fund's financial statements.

    The funds may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services or Donoghue's Money Fund Report) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, fund performance may be compared to well-known indices of market performance including the Standard & Poor's (S&P) 500 Index and the Dow Jones Industrial Average. Fund performance may also be compared, on a relative basis, to other funds in our fund family. This relative comparison, which may be based upon historical or expected fund performance, volatility or other fund characteristics, may be presented numerically, graphically or in text. Fund performance may also be combined or blended with other funds in our fund family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.

    All performance information advertised by the funds is historical in nature and is not intended to represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.


20      INFORMATION REGARDING THE FUNDS        AMERICAN CENTURY INVESTMENTS



                HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

    The following section explains how to purchase, exchange and redeem Advisor Class shares of the funds offered by this Prospectus.

HOW TO PURCHASE AND SELL AMERICAN
CENTURY FUNDS

    One or more of the funds offered by this Prospectus is available as an investment option under your employer-sponsored retirement or savings plan or through or in connection with a program, product or service offered by a financial intermediary, such as a bank, broker-dealer or insurance company. Since all records of your share ownership are maintained by your plan sponsor, plan recordkeeper, or other financial intermediary, all orders to purchase, exchange and redeem shares must be made through your employer or other financial intermediary, as applicable.

    If you are purchasing through a retirement or savings plan, the administrator of your plan or your employee benefits office can provide you with information on how to participate in your plan and how to select American Century funds as an investment option.

    If you are purchasing through a financial intermediary, you should contact your service representative at the financial intermediary for information about how to select American Century funds.


    If you have questions about a fund, see "Investment  Policies of the Funds,"
page  15,  or  call  one  of  our  Institutional   Service   Representatives  at
1-800-345-3533.

    Orders to purchase shares are effective on the day we receive payment. See "When Share Price is Determined," page 23.


    We may discontinue offering shares generally in the funds (including any class of shares of a fund) or in any particular state without notice to shareholders.


    To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If you would like additional copies of financial reports and prospectuses or separate mailing of account statements, please call us.



HOW TO EXCHANGE FROM ONE AMERICAN CENTURY
FUND TO ANOTHER

    Your plan or program may permit you to exchange your investment in the shares of a fund for shares of another fund in our family. See your plan administrator, employee benefits office or financial intermediary for details on the rules in your plan governing exchanges.

    Exchanges are made at the respective net asset values, next computed after receipt of the exchange instruction by us. If in any 90-day period, the total of the exchanges and redemptions from the account of any one plan participant or financial intermediary client exceeds the lesser of $250,000 or 1% of a fund's assets, further exchanges may be subject to special requirements to comply with our policy on large equity fund redemptions. See "Special Requirements for Large Redemptions," this page.

HOW TO REDEEM SHARES


    Subject to any restrictions imposed by your employer's plan or financial intermediary's program, you can sell ("redeem") your shares through the plan or financial intermediary at their net asset value. Your plan administrator, trustee, or financial intermediary or other designated person must provide us with redemption instructions. The shares will be redeemed at the net asset value next computed after receipt of the instructions in good order. See "When Share Price Is Determined," page 23. If you have any questions about how to redeem, contact your plan administrator, employee benefits office, or service representative at your financial intermediary, as applicable.


SPECIAL REQUIREMENTS FOR LARGE REDEMPTIONS

    We have elected to be governed by Rule 18f-1 under the Investment Company Act, which obligates each fund to redeem shares in cash, with respect to any one participant account during any 90-day


PROSPECTUS                  HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS   21


period, up to the lesser of $250,000 or 1% of the assets of the fund. Although redemptions in excess of this limitation will also normally be paid in cash, we reserve the right to honor these redemptions by making payment in whole or in part in readily marketable securities (a "redemption-in-kind"). If payment is made in securities, the securities will be selected by the fund, will be valued in the same manner as they are in computing the fund's net asset value and will be provided to the redeeming plan participant or financial intermediary in lieu of cash without prior notice.

    If you expect to make a large redemption and would like to avoid any possibility of being paid in securities, you may do so by providing us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. Receipt of your instruction 15 days prior to the transaction provides the fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimizes the effect of the redemption on the fund and its remaining shareholders.

    Despite the funds' right to redeem fund shares through a redemption-in-kind, we do not expect to exercise this option unless a fund has an unusually low level of cash to meet redemptions and/or is experiencing unusually strong demands for its cash. Such a demand might be caused, for example, by extreme market conditions that result in an abnormally high level of redemption requests concentrated in a short period of time. Absent these or similar circumstances, we expect redemptions in excess of $250,000 to be paid in cash in any fund with assets of more than $50 million if total redemptions from any one account in any 90-day period do not exceed one-half of 1% of the total assets of the fund.

TELEPHONE SERVICES

INVESTORS LINE

    To request information about our funds and a current prospectus, or get answers to any questions that you may have about the funds and the services we offer, call one of our Institutional Service Representatives at 1-800-345-3533.



22 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


                    ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE

WHEN SHARE PRICE IS DETERMINED

    The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of a fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds, except funds issued by the American Century Target Maturities Trust, net asset value is determined at the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. The net asset values for the Target Maturities funds are determined one hour prior to the close of the Exchange.

    Investments and requests to redeem or exchange shares will receive the share price next determined after receipt by us of the investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares received by us or one of our agents or designees before the time as of which the net asset value of the fund is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined on, the next day the Exchange is open.

    Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the time as of which the net asset value is determined.

    It is the responsibility of your plan recordkeeper or financial intermediary to transmit your purchase, exchange and redemption requests to the funds' transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the funds' procedures or any contractual arrangements with the funds or the funds' distributor in order for you to receive that day's price.


    We have contractual relationships with certain financial intermediaries in which such intermediaries represent that they have systems to track the time at which investment orders are received and to segregate orders received at different times. Based on these representations, the funds have authorized such intermediaries and their designees to accept purchase and redemption orders on the funds' behalf up to the applicable cut-off time. The funds will be deemed to have received such orders upon acceptance by the duly authorized intermediary, and such orders will be priced at the funds' net asset value next determined after acceptance on the funds' behalf by such intermediary.


HOW SHARE PRICE IS DETERMINED

    The valuation of assets for determining net asset value may be summarized as follows:

    The portfolio securities of each fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

    The value of an exchange-traded foreign security is determined in its national currency as of the close


PROSPECTUS             ADDITIONAL INFORMATION YOU SHOULD KNOW                 23


of trading on the foreign exchange on which it is traded or as of the close of business on the New York Stock Exchange, if that is earlier. That value is then exchanged to dollars at the prevailing foreign exchange rate.

    Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the New York Stock Exchange is open. If an event were to occur after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, then that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    Trading of these securities in foreign markets may not take place on every New York Stock Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the New York Stock Exchange is not open and on which a fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of a fund's portfolio may be affected on days when shares of the fund may not be purchased or redeemed.

WHERE TO FIND INFORMATION ABOUT SHARE PRICE

    The net asset values of the Investor Class of the funds are published in leading newspapers daily. Because the total expense ratio for the Advisor Class shares is 0.25% higher than the Investor Class, their net asset values will be lower than the Investor Class. The net asset value of the Advisor Class of each fund may be obtained by calling us.


DISTRIBUTIONS

    In general, distributions from net investment income and net realized securities gains if any, are declared and paid once a year, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the Investment Company Act. Distributions from investment income and from net profits realized on the sale of securities, if any, will be declared annually on or before December 31.

    THE OBJECTIVE OF THESE FUNDS IS CAPITAL APPRECIATION AND NOT THE PRODUCTION OF DISTRIBUTIONS. YOU SHOULD MEASURE THE SUCCESS OF YOUR INVESTMENT BY THE VALUE OF YOUR INVESTMENT AT ANY GIVEN TIME AND NOT BY THE DISTRIBUTIONS YOU RECEIVE.


    Participants in employer-sponsored retirement or savings plan must reinvest all distributions. For shareholders investing through taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after a purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares held in certain IRAs and 403(b) plans paid in cash only if you are at least 59(1)/(2) years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date.


    A distribution on shares of a fund does not increase the value of your shares or your total return. At any given time the value of your shares includes the undistributed net gains, if any, realized by the fund on the sale of portfolio securities, and undistributed dividends and interest received, less fund expenses.

    Because such gains and dividends are included in the value of your shares, when they are distributed the value of your shares is reduced by the amount of the distribution. If you buy your shares through a taxable account just before the distribution, you will pay the full price for your shares, and then receive a portion of the purchase price back as a taxable distribution. See "Taxes," this page.

TAXES

    The funds have elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income tax.

TAX-DEFERRED ACCOUNTS

    If fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan, income and capital gains distributions paid by the funds will generally not be


24    ADDITIONAL INFORMATION YOU SHOULD KNOW        AMERICAN CENTURY INVESTMENTS


subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis.

    Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals or distributions from the plan.

TAXABLE ACCOUNTS


    If fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income. The dividends from net income may qualify for the 70% dividends received deduction for corporations to the extent that the fund held shares receiving the dividend for more than 45 days. Distributions from gains on assets held greater than 12 months but no more than 18 months (28% rate gain) and/or assets held greater than 18 months (20% rate gain) are taxable as long-term gains regardless of the length of time you have held the shares. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain (28% or 20% rate gain) to you with respect to such shares.


    Dividends and interest received by a fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Foreign countries generally do not impose taxes on capital gains in respect of investments by non-resident investors. The foreign taxes paid by a fund will reduce its dividends.


    If more than 50% of the value of a fund's total assets at the end of each quarter of its fiscal year consists of securities of foreign corporations, the fund may qualify for and make an election with the Internal Revenue Service with respect to such fiscal year so that fund shareholders may be able to claim a foreign tax credit in lieu of a deduction for foreign income taxes paid by the fund. If such an election is made, the foreign taxes paid by the fund will be treated as income received by you. In order for the shareholder to utilize the foreign tax credit, the mutual fund shares must have been held for 16 days or more during the 30-day period, beginning 15 days prior to the ex-dividend date for the mutual fund shares. The mutual fund must meet a similar holding period requirement with respect to foreign securities to which a dividend is attributable. Any portion of the foreign tax credit which is ineligible as a result of the fund not meeting the holding period requirement will be separately disclosed and may be eligible as an itemized deduction.

    If a fund purchases the securities of certain foreign investment funds or trusts called passive foreign investment companies (PFIC), capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long the fund holds its investment. The fund may also be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. In the alternative, the fund may elect to recognize cumulative gains on such investments as of the last day of its fiscal year and distribute it to shareholders. Any distribution attributable to a PFIC is characterized as ordinary income.

    Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) will not have increased. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains (28% and/or 20% rate gain).

    In January of the year following the distribution, if you own shares in a taxable account, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes.


    Distributions may also be subject to state and local taxes, even if all or a substantial part of such distribu-


PROSPECTUS                        ADDITIONAL INFORMATION YOU SHOULD KNOW     25


tions are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

    If you have not complied with certain provisions of the Internal Revenue Code and Regulations, either we or your financial intermediary is required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed, and is not refundable.


    Redemption of shares of a fund (including redemption made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders will generally recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be considered long-term subject to tax at a maximum rate of 28% (28% rate gain/loss) if shareholders have held such shares for a period of more than 12 months but no more than 18 months and long-term subject to tax at a maximum rate of 20%, minimum of 10% (20% rate gain/loss) if shareholders have held such shares for a period of more than 18 months. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.


MANAGEMENT

INVESTMENT MANAGEMENT

    Under the laws of the State of Maryland, the Board of Directors is responsible for managing the business and affairs of the funds. Acting pursuant to an investment management agreement entered into with the funds, American Century Investment Management, Inc. serves as the investment manager of the funds. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.

    The manager supervises and manages the investment portfolios of each fund and directs the purchase and sale of its investment securities. It utilizes teams of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the funds. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the funds' portfolios as they deem appropriate in pursuit of the funds' investment objectives. Individual portfolio manager members of the team may also adjust portfolio holdings of the funds as necessary between team meetings.

    The portfolio manager members of the teams managing the funds described in this Prospectus and their work experience for the last five years are as follows:


    JAMES E. STOWERS III, Chief Executive Officer and Portfolio Manager, joined American Century in 1981. He is a member of the team that manages Ultra.

    ARNOLD K. DOUVILLE, Vice President and Portfolio Manager, joined American Century in November 1997. Prior to joining American Century, Mr. Douville served as Senior Portfolio Manager for Munder Capital Management. He is a member of the team that manages Vista.


    GLENN A. FOGLE, Vice President and Portfolio Manager, joined American Century in September 1990 as an Investment Analyst, a position he held until March 1993. At that time he was promoted to Portfolio Manager. He is a member of the team that manages Vista.


26     ADDITIONAL INFORMATION YOU SHOULD KNOW   AMERICAN CENTURY INVESTMENTS



    C. KIM GOODWIN, Vice President and Portfolio Manager, joined American Century in October 1997. Prior to joining American Century, Ms. Goodwin served as Senior Vice President and Portfolio Manager at Putnam Investments from May 1996 to September 1997 and Vice President and Portfolio Manager at Prudential Investments from February 1993 to April 1996. Prior to that, she served as an Assistant Vice President and Portfolio Manager at Mellon Bank Corporation. She is a member of the team that manages Growth.


    JEAN C. LEDFORD, Vice President and Portfolio Manager, joined American Century in January 1997. Prior to joining American Century, Ms. Ledford worked for the State of Wisconsin Investment Board as an Investment Director from 1994 to 1996 and as an Assistant Investment Director from 1983 to 1994. Ms. Ledford is a member of the team that manages Select.

    NANCY B. PRIAL, Vice President and Portfolio Manager, joined American Century in February 1994 as a Portfolio Manager. For more than four years prior to joining American Century, Ms. Prial served as Senior Vice President and Portfolio Manager at Frontier Capital Management Company, Boston, Massachusetts. She is a member of the team that manages Heritage.


    JOHN R. SYKORA, Portfolio Manager, joined American Century in May 1994 as an Investment Analyst, a position he held until August 1997. At that time he was promoted to Portfolio Manager. Prior to joining American Century, My. Sykora served as a Financial Analyst for Business Men's Assurance Company of America, Kansas City, Missouri, from August 1993 to April 1994. Prior to that Mr. Sykora attended Michigan State University where he obtained his MBA degree. Mr. Sykora is a member of the team that manages Ultra.


    BRUCE A. WIMBERLY, Portfolio Manager, joined American Century in September 1994 as an Investment Analyst, a position he held until July 1996. At that time he was promoted to Portfolio Manager. Prior to joining American Century, Mr. Wimberly attended Kellogg Graduate School of Management, Northwestern University from August 1992 to August 1994, where he obtained his MBA degree. He is a member of the team that manages Ultra.

    The activities of the manager are subject only to directions of the funds' Board of Directors. The manager pays all the expenses of the funds except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.

    For the services provided to the Advisor Class of the funds, the manager receives an annual fee of 0.75% of the average net assets of each of the funds.


    On the first business day of each month, each fund pays a management fee to the manager for the previous month at the rate specified. The fee for the previous month is calculated by multiplying the applicable fee for each fund by the aggregate average daily closing value of the series' net assets during the previous month, and further multiplying that product by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).


CODE OF ETHICS

    The funds and the manager have adopted a Code of Ethics that restricts personal investing practices by employees of the manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the funds' portfolios obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of fund shareholders come before the interests of the people who manage those funds.

TRANSFER AND ADMINISTRATIVE SERVICES

    American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend-paying agent for the funds. It provides facilities, equipment and personnel to the funds, and is paid for such services by the manager.

    From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives.


PROSPECTUS           ADDITIONAL INFORMATION YOU SHOULD KNOW        27


Any expenses associated with these special services will be paid by the manager.

    The manager and transfer agent are both wholly owned by American Century Companies, Inc. James E. Stowers Jr., Chairman of the funds' Board of Directors, controls American Century Companies by virtue of his ownership of a majority of its common stock.


    Pursuant to a Sub-Administration Agreement with the manager, Funds Distributor, Inc. (FDI) serves as the Co-Administrator for the funds. FDI is responsible for (i) providing certain officers of the funds and (ii) reviewing and filing marketing and sales literature on behalf of the funds. The fees and expenses of FDI are paid by the manager out of its unified fee.



DISTRIBUTION OF FUND SHARES


    The funds' shares are distributed by FDI, a registered broker-dealer. FDI is a wholly-owned indirect subsidiary of Boston Institutional Group, Inc. FDI's principal business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

    Investors may open accounts with American Century only through the distributor. All purchase transactions in the funds offered by this Prospectus are processed by the transfer agent, which is authorized to accept any instructions relating to fund accounts. All purchase orders must be accepted by the distributor. All fees and expenses of FDI in acting as distributor for the funds are paid by the manager.


SERVICE AND DISTRIBUTION FEES


    Rule 12b-1 adopted by the Securities and Exchange Commission ("SEC") under the Investment Company Act permits investment companies that adopt a written plan to pay certain expenses associated with the distribution of their shares. Pursuant to that rule, the funds' Board of Directors and the initial shareholder of the funds' Advisor Class shares have approved and entered into a Master Distribution and Shareholder Services Plan (the "Plan") with the distributor. Pursuant to the Plan, each fund pays a shareholder services fee and a distribution fee, each equal to 0.25% (for a total of 0.50%) per annum of the average daily net assets of the shares of the fund's Advisor Class. The shareholder services fee is paid for the purpose of paying the costs of securing certain shareholder and administrative services, and the distribution fee is paid for the purpose of paying the costs of providing various distribution services. All or a portion of such fees are paid by the manager, as paying agent for the funds, to the banks, broker-dealers, insurance companies or other financial intermediaries through which such shares are made available.


    The Plan has been adopted and will be administered in accordance with the requirements of Rule 12b-1 under the Investment Company Act. For additional information about the Plan and its terms, see "Master Distribution and Shareholder Services Plan" in the Statement of Additional Information. Fees paid pursuant to the Plan may be paid for shareholder services and the maintenance of accounts and therefore may constitute "service fees" for purposes of applicable rules of the National Association of Securities Dealers.

FURTHER INFORMATION ABOUT AMERICAN CENTURY

    American Century Mutual Funds, Inc., the issuer of the funds, was organized as a Maryland corporation on July 2, 1990. The corporation commenced operations on February 28, 1991, the date it merged with Twentieth Century Investors, Inc., a Delaware corporation which had been in business since October 1958. Pursuant to the terms of the Agreement and Plan of Merger dated July 27, 1990, the Maryland corporation was the surviving entity and continued the business of the Delaware corporation with the same officers and directors, the same shareholders and the same investment objectives, policies and restrictions.

    The principal office of the funds is American Century Tower, 4500 Main Street, P.O. Box 419385, Kansas City, Missouri 64141-6385. All inquiries may be made by mail to that address, or by phone to 1-800-345-3533 (international calls: 816-531-5575).

    American Century Mutual Funds, Inc. issues 13 series of $.01 par value shares. Each series is commonly referred to as a fund. The assets belonging to each series of shares are held separately by the custodian.


    American Century offers four classes of each of the funds: an Investor Class, an Institutional Class, a Service Class, and the Advisor Class. The shares offered by this Prospectus are Advisor Class shares.



28     ADDITIONAL INFORMATION YOU SHOULD KNOW   AMERICAN CENTURY INVESTMENTS


    The Investor Class is primarily made available to retail investors. The Institutional Class and Service Class are primarily offered to institutional investors or through institutional distribution channels, such as employer-sponsored retirement plans or through banks, broker-dealers, insurance companies or other financial intermediaries. The other classes have different fees, expenses, and/or minimum investment requirements than the Advisor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. For additional information concerning the Investor Class of shares, call one of our Investor Services Representatives at 1-800-345-2021. For information concerning the Institutional or Service Classes of shares, call one of our Institutional Service Representatives at 1-800-345-3533 or contact a sales representative or financial intermediary who offers those classes of shares.


    Except as described below, all classes of shares of a fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various classes are (a) each class may be subject to different expenses specific to that class, (b) each class has a different identifying designation or name, (c) each class has exclusive voting rights with respect to matters solely affecting such class, (d) each class may have different exchange privileges, and (e) the Institutional Class may provide for automatic conversion from that class into shares of the Investor Class of the same fund.


    Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except for those matters that must be voted on separately by the series or class of shares affected. Matters affecting only one series or class are voted upon only by that series or class.

    Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of directors can elect all of the directors if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Directors.

    Unless required by the Investment Company Act, it will not be necessary for the funds to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of directors or the appointment of auditors. However, pursuant to the funds' by-laws, the holders of shares representing at least 10% of the votes entitled to be cast may request a fund to hold a special meeting of shareholders. We will assist in the communication with other shareholders.

    WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.


PROSPECTUS                   ADDITIONAL INFORMATION YOU SHOULD KNOW        29


P.O. BOX 419385
KANSAS CITY, MISSOURI
64141-6385

INSTITUTIONAL SERVICES:
1-800-345-3533 OR 816-531-5575

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-345-1833 OR 816-444-3038

FAX: 816-340-4655

www.americancentury.com


                            [american century logo]
                                    American
                                Century(reg.sm)

9802           [recycled logo]
SH-BKT-11417      Recycled

                                   PROSPECTUS


                            [american century logo]
                                    American
                                Century(reg.sm)



                                 MARCH 1, 1998


                                   TWENTIETH
                                    CENTURY
                                     GROUP

                                    Select
                                   Heritage
                                    Growth
                                     Ultra
                                     Vista

INSTITUTIONAL CLASS


                         AMERICAN CENTURY INVESTMENTS

                                FAMILY OF FUNDS

    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                          AMERICAN CENTURY INVESTMENTS
--------------------------------------------------------------------------------
BENHAM GROUP(reg.tm)        AMERICAN CENTURY GROUP       TWENTIETH CENTURY GROUP
--------------------------------------------------------------------------------

  MONEY MARKET FUNDS         ASSET ALLOCATION                GROWTH FUNDS
 GOVERNMENT BOND FUNDS      &  BALANCED FUNDS             INTERNATIONAL FUNDS
DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
 MUNICIPAL BOND FUNDS        SPECIALTY FUND
--------------------------------------------------------------------------------
                                                      Select * Heritage * Growth
                                                             Ultra * Vista


                                  PROSPECTUS


                                 MARCH 1, 1998


                          Select * Heritage * Growth

                                 Ultra * Vista

                              INSTITUTIONAL CLASS

                      AMERICAN CENTURY MUTUAL FUNDS, INC.

    American Century Mutual Funds, Inc. is a part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. Five of the funds from our Twentieth Century Group that invest primarily in equity securities are described in this Prospectus. Their investment objectives are listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.

    Each fund's shares offered in this Prospectus (the Institutional Class shares) are sold at their net asset value with no sales charges or commissions.

    The Institutional Class shares are made available for purchase by large institutional shareholders, such as bank trust departments, corporations, endowments, foundations and financial advisors that meet the funds' minimum investment requirements. Institutional Class shares are not available for purchase by insurance companies or participant-directed employer-sponsored retirement plans.


    This Prospectus gives you information about the funds that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated March 1, 1998, and filed with the Securities and Exchange Commission. It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:


                         AMERICAN CENTURY INVESTMENTS
                      4500 Main Street * P.O. Box 419385
              Kansas City, Missouri 64141-6385 * 1-800-345-3533
                       International calls: 816-531-5575
                    Telecommunications Device for the Deaf:
                  1-800-345-1833 * In Missouri: 816-444-3038
                      Internet: www.americancentury.com



    Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS                                                                     1


                      INVESTMENT OBJECTIVES OF THE FUNDS

 AMERICAN CENTURY - TWENTIETH CENTURY
 SELECT FUND

 AMERICAN CENTURY - TWENTIETH CENTURY
 HERITAGE FUND


    The Select and Heritage funds seek capital growth. The funds intend to pursue their investment objectives by investing primarily in common stocks of companies that are considered by management to have better-than-average prospects for appreciation. As a matter of fundamental policy, 80% of the assets of the Select fund and 60% of the assets of the Heritage fund must be invested in securities of companies that have a record of paying dividends or have committed themselves to the payment of regular dividends, or otherwise produce income.


 AMERICAN CENTURY - TWENTIETH CENTURY
 GROWTH FUND

 AMERICAN CENTURY - TWENTIETH CENTURY
 ULTRA FUND

 AMERICAN CENTURY - TWENTIETH CENTURY
 VISTA FUND

    The Growth, Ultra and Vista funds seek capital growth. The funds intend to pursue their investment objectives by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation.

                There is no assurance that the funds will achieve
                     their respective investment objectives.

NO PERSON IS AUTHORIZED BY THE FUNDS TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUNDS, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.

2      INVESTMENT OBJECTIVES                  AMERICAN CENTURY INVESTMENTS


                               TABLE OF CONTENTS

 Investment Objectives of the Funds ........................................ 2

 Transaction and Operating Expense Table ................................... 4

 Financial Highlights ...................................................... 5

 Performance Information of Other Class ....................................10

 INFORMATION REGARDING THE FUNDS

 Investment Policies of the Funds ..........................................15

    Growth Equity Funds ....................................................15

    Select and Heritage ....................................................15

    Growth, Ultra and Vista ................................................15

 Other Investment Practices, Their Characteristics
 and Risks .................................................................16

    Foreign Securities .....................................................16

    Forward Currency Exchange Contracts ....................................16

    Portfolio Turnover .....................................................17

    Repurchase Agreements ..................................................17

    Futures and Options ....................................................17

    Derivative Securities ..................................................18

    When-Issued Securities .................................................19

    Rule 144A Securities ...................................................19

    Investments in Companies
       with Limited Operating History ......................................19

    Short Sales ............................................................20

 Performance Advertising ...................................................20

 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS


 American Century Investments ..............................................21

 Investing in American Century .............................................21

 How to Open an Account ....................................................21

            By Mail ........................................................21

            By Wire ........................................................21

            By Exchange ....................................................21

            In Person ......................................................22

       Subsequent Investments ..............................................22

            By Mail ........................................................22

            By Telephone ...................................................22

            By Wire ........................................................22

            In Person ......................................................22

       Automatic Investment Plan ...........................................22

  Minimum Investment .......................................................22

  How to Exchange from One Account to Another ..............................22

            By Mail ........................................................23

            By Telephone ...................................................23

  How to Redeem Shares .....................................................23

            By Mail ........................................................23

            By Telephone ...................................................23

            By Check-A-Month ...............................................23

            Other Automatic Redemptions ....................................23

       Redemption Proceeds .................................................23

            By Check .......................................................23

            By Wire and ACH ................................................23

       Special Requirements for Large Redemptions ..........................23

  Signature Guarantee ......................................................24

  Special Shareholder Services .............................................24

            Open Order Service .............................................24

            Tax-Qualified Retirement Plans .................................25

  Important Policies Regarding Your Investments ............................25

  Reports to Shareholders ..................................................25

 Customers of Banks, Broker-Dealers and

    Other Financial Intermediaries .........................................26

 ADDITIONAL INFORMATION YOU SHOULD KNOW

 Share Price ...............................................................27

    When Share Price Is Determined .........................................27

    How Share Price Is Determined ..........................................27

    Where to Find Information About Share Price ............................28

 Distributions .............................................................28

 Taxes .....................................................................28

    Tax-Deferred Accounts ..................................................28

    Taxable Accounts .......................................................29

 Management ................................................................30

    Investment Management ..................................................30

    Code of Ethics .........................................................31

    Transfer and Administrative Services ...................................31

 Distribution of Fund Shares ...............................................32

 Further Information About American Century ................................32


PROSPECTUS                                        TABLE OF CONTENTS          3


                    TRANSACTION AND OPERATING EXPENSE TABLE

                                Select, Heritage,
                              Growth, Ultra, Vista

SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Load Imposed on Purchases ........................ none

Maximum Sales Load Imposed on Reinvested Dividends ............. none

Deferred Sales Load ............................................ none

Redemption Fee ................................................. none

Exchange Fee ................................................... none


ANNUAL FUND OPERATING EXPENSES:
 (as a percentage of net assets)

Management Fees ................................................0.80%

12b-1 Fees ..................................................... none

Other Expenses(1) ..............................................0.00%

Total Fund Operating Expenses ..................................0.80%

EXAMPLE:

You would pay the following expenses on a                1 year  $  8
$1,000 investment, assuming a 5% annual return and      3 years    26
redemption at the end of each time period:              5 years    44
                                                       10 years    99

(1) Other expenses, which includes the fees and expenses (including legal counsel fees) of those directors who are not "interested persons" as defined in the Investment Company Act, were less than 0.01 of 1% of average net assets for the most recent fiscal year.


    The purpose of this table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of the funds offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations.

    NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


    The shares offered by this Prospectus are Institutional Class shares. The funds offer three other classes of shares, one of which is primarily made available to retail investors and two that are primarily made available to institutional investors. The other classes have different fee structures than the Institutional Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. A difference in fees will result in different performance for those classes. For additional information about the various classes, see "Further Information About American Century," page 32.


4  TRANSACTION AND OPERATING EXPENSE TABLE          AMERICAN CENTURY INVESTMENTS



                             FINANCIAL HIGHLIGHTS

                                    SELECT

  The sale of the Institutional Class of the fund commenced on March 13, 1997. Performance information of the original class of shares, which commenced operations on October 31, 1958, is presented on page 10.

  The Financial Highlights for the period presented have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available without charge upon request. The information presented is for a share outstanding throughout the period ended October 31.

                                                                      1997(1)

PER-SHARE DATA

Net Asset Value,
Beginning of Period .........................................   $      40.56
                                                                ------------

Income From Investment Operations

  Net Investment Income(2) ..................................           0.13

  Net Realized and Unrealized
  Gain on Investment Transactions ...........................           7.55
                                                                        ----

Total From
Investment Operations .......................................           7.68
                                                                        ----

Net Asset Value,
End of Period ...............................................   $      48.24
                                                                ============

Total Return(3) .............................................          18.93%


RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ...........           0.80%(4)

Ratio of Net Investment Income to Average Net Assets ........           0.45%(4)

Portfolio Turnover Rate .....................................             94%

Average Commission Paid per Share of Equity Security Traded .   $     0.0457

Net Assets, End of Period (in thousands) ....................   $     11,486

(1) March 13, 1997 (commencement of sale) through October 31, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total return is not annualized.

(4) Annualized.

PROSPECTUS                                     FINANCIAL HIGHLIGHTS        5


                             FINANCIAL HIGHLIGHTS

                                   HERITAGE

  The sale of the Institutional Class of the fund commenced on June 16, 1997. Performance information of the original class of shares, which commenced operations on November 10, 1958, is presented on page 11.

  The Financial Highlights for the period presented have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available without charge upon request. The information presented is for a share outstanding throughout the period ended October 31.

                                                                        1997(1)

PER-SHARE DATA

Net Asset Value,
Beginning of Period ...........................................    $   13.60
                                                                   ---------

Income From Investment Operations

 Net Investment Income(2) .....................................         0.01

 Net Realized and Unrealized
 Gain on Investment Transactions ..............................         1.26
                                                                        ----

Total From
Investment Operations .........................................         1.27
                                                                        ----

Net Asset Value,
End of Period .................................................    $   14.87
                                                                   =========

Total Return(3) ...............................................         9.34%


RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets .............         0.80%(4)

Ratio of Net Investment Income to Average Net Assets ..........         0.21%(4)

Portfolio Turnover Rate .......................................           69%

Average Commission Paid per Share of Equity Security Traded ...    $  0.0436

Net Assets, End of Period (in thousands) ......................    $     129

(1) June 16, 1997 (commencement of sale) through October 31, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total return is not annualized.

(4) Annualized.

6      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                             FINANCIAL HIGHLIGHTS

                                    GROWTH

  The sale of the Institutional Class of the fund commenced on June 16, 1997. Performance information of the original class of shares, which commenced operations on October 31, 1958, is presented on page 12.

  The Financial Highlights for the period presented have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available without charge upon request. The information presented is for a share outstanding throughout the period ended October 31.

                                                                       1997(1)


PER-SHARE DATA

Net Asset Value,
Beginning of Period ...........................................    $   25.75
                                                                   ---------

Income From Investment Operations

  Net Investment Income(2) ....................................         0.01

  Net Realized and Unrealized
  Gain on Investment Transactions .............................         2.12
                                                                        ----

Total From
Investment Operations .........................................         2.13
                                                                        ----

Net Asset Value,
End of Period .................................................    $   27.88
                                                                   =========

Total Return(3) ...............................................         8.27%


RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets .............         0.80%(4)

Ratio of Net Investment Income to Average Net Assets ..........         0.07%(4)

Portfolio Turnover Rate .......................................           75%

Average Commission Paid per Share of Equity Security Traded ...    $  0.0393

Net Assets, End of Period (in thousands) ......................    $     171

(1) June 16, 1997 (commencement of sale) through October 31, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total return is not annualized.

(4) Annualized.

PROSPECTUS                                     FINANCIAL HIGHLIGHTS           7


                             FINANCIAL HIGHLIGHTS

                                     ULTRA

  The sale of the Institutional Class of the fund commenced on November 14, 1996. Performance information of the original class of shares, which commenced operations on November 2, 1981, is presented on page 13.

  The Financial Highlights for the period presented have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available without charge upon request. The information presented is for a share outstanding throughout the period ended October 31.

                                                                       1997(1)


PER-SHARE DATA

Net Asset Value,
Beginning of Period ..........................................    $   30.78
                                                                  ---------

Income From Investment Operations

 Net Investment Income(2) ....................................         0.06

 Net Realized and Unrealized
 Gain on Investment Transactions .............................         4.38
                                                                       ----

Total From
Investment Operations ........................................         4.44
                                                                       ----

Distributions

 From Net Realized Gains on Investment Transactions ..........        (1.69)
                                                                      -----

Net Asset Value,
End of Period ................................................    $   33.53
                                                                  =========

Total Return(3) ..............................................        15.28%


RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ............         0.80%(4)

Ratio of Net Investment Income to Average Net Assets .........         0.23%(4)

Portfolio Turnover Rate ......................................          107%

Average Commission Paid per Share of Equity Security Traded ..    $  0.0398

Net Assets, End of Period (in thousands) .....................    $     334

(1)November 14, 1996 (commencement of sale) through October 31, 1997.

(2)Computed using average shares outstanding throughout the period.

(3)Total return assumes reinvestment of dividends and capital gains distributions, if any. Total return is not annualized.

(4)Annualized.

  8    FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                             FINANCIAL HIGHLIGHTS

                                     VISTA

  The sale of the Institutional Class of the fund commenced on November 14, 1996. Performance information of the original class of shares, which commenced operations on November 25, 1983, is presented on page 14.

  The Financial Highlights for the period presented have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available without charge upon request. The information presented is for a share outstanding throughout the period ended October 31.

                                                                        1997(1)

PER-SHARE DATA

Net Asset Value,
Beginning of Period ...........................................    $  15.73
                                                                   --------

Income From Investment Operations

  Net Investment Loss(2) ......................................       (0.07)

  Net Realized and Unrealized
  Gain on Investment Transactions .............................        0.08
                                                                       ----

Total From
Investment Operations .........................................        0.01
                                                                       ----

Distributions

  From Net Realized Gains on Investment Transactions ..........       (1.18)
                                                                      -----

Net Asset Value,
End of Period .................................................    $  14.56
                                                                   ========

Total Return(3) ...............................................        0.17%


RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets .............        0.80%(4)

Ratio of Net Investment Income to Average Net Assets ..........    (0.53)%(4)

Portfolio Turnover Rate .......................................          96%

Average Commission Paid per Share of Equity Security Traded ...    $ 0.0292

Net Assets, End of Period (in thousands) ......................    $     14

(1)November 14, 1996 (commencement of sale) through October 31, 1997.

(2)Computed using average shares outstanding throughout the period.

(3)Total return assumes reinvestment of dividends and capital gains distributions, if any. Total return is not annualized.

(4)Annualized.

PROSPECTUS                                     FINANCIAL HIGHLIGHTS          9


                    PERFORMANCE INFORMATION OF OTHER CLASS

                                    SELECT

  The Institutional Class of the fund was established September 3, 1996. The financial information in this table regarding selected per share data for the fund reflects the performance of the fund's Investor Class of shares, which has a total expense ratio that is 0.20% higher than the Institutional Class. Had the Institutional Class been in existence for the fund for the time periods presented, the fund's performance information would be higher as a result of the lower expenses.

  The Financial Highlights for the fiscal year ended October 31, 1997, have been audited by Deloitte & Touche LLP, independent auditors whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the fiscal years ended on or before October
31, 1996, have been audited by other independent auditors whose report thereon is incorporated by reference into the Statement of Additional Information. The information presented is for a share outstanding throughout the years ended
October 31.

                                     1997    1996      1995      1994      1993      1992      1991     1990      1989      1988

PER-SHARE DATA

Net Asset Value,
Beginning of Year .................. $41.52  $39.52   $37.67    $45.76    $39.18    $40.79    $34.19   $35.98    $27.85    $32.69
                                     ------  ------   ------    ------    ------    ------    ------   ------    ------    ------
Income From
Investment Operations

 Net Investment Income ............. 0.15(1)  0.20(1)  0.33(1)   0.40      0.46      0.53      0.63     0.62      1.10      0.64

 Net Realized and
  Unrealized Gain(Loss) on
  Investment Transactions ..........  10.51   6.73     4.68     (3.59)     7.94      0.34      8.17    (1.29)     7.74      1.37
                                     ------  ------   ------    ------    ------    ------    ------   ------    ------    ------
 Total From
 Investment Operations .............  10.66   6.93     5.01     (3.19)     8.40      0.87      8.80    (0.67)     8.84      2.01
                                     ------  ------   ------    ------    ------    ------    ------   ------    ------    ------
Distributions

 From Net Investment Income ........ (0.32)  (0.27)   (0.28)    (0.43)    (0.49)    (0.65)    (0.65)   (1.12)    (0.71)    (0.48)

 From Net Realized Gains on
 Investment Transactions ........... (3.68)  (4.66)   (2.75)    (4.47)    (1.31)    (1.83)    (1.55)     --        --      (6.37)

 In Excess of
 Net Realized Gains ................   --       --    (0.13)      --      (0.02)      --        --       --        --        --
                                     ------  ------   ------    ------    ------    ------    ------   ------    ------    ------
 Total Distributions ............... (4.00)  (4.93)   (3.16)    (4.90)    (1.82)    (2.48)    (2.20)   (1.12)    (0.71)    (6.85)
                                     ------  ------   ------    ------    ------    ------    ------   ------    ------    ------
Net Asset Value, End of Year ....... $48.18  $41.52   $39.52    $37.67    $45.76    $39.18    $40.79   $34.19    $35.98    $27.85
                                     ======  ======   ======    ======    ======    ======    ======   ======    ======    ======

 Total Return(2) ................... 27.89%  19.76%   15.02%    (7.37)%   22.20%     1.76%    27.05%   (2.03)%   32.59%     7.31%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .............. 1.00%   1.00%     1.00%     1.00%     1.00%     1.00%     1.00%    1.00%     1.00%     1.00%

Ratio of Net Investment Income
to Average Net Assets .............. 0.33%   0.5%      0.9%      1.0%      1.1%      1.4%      1.7%     1.8%      3.4%      2.2%

Portfolio Turnover Rate ............ 94%     105%      106%      126%       82%       95%       84%      83%       93%      140%

Average Commission Paid per
Share of Equity Security Traded .... $0.0457  $0.0410  $0.0460   --(3)     --(3)     --(3)     --(3)    --(3)     --(3)     --(3)

Net Assets, End
of Year (in millions) .............. $4,769  $4,039   $4,008    $4,278    $5,160    $4,534    $4,163   $2,953    $2,721    $2,367


(1)Computed using average shares outstanding throughout the period.

(2)Total return assumes reinvestment of dividends and capital gains distributions, if any.

(3)Disclosure of average commission paid per share of equity security traded was not required prior to the year ended October 31, 1995.

10  PERFORMANCE INFORMATION OF OTHER CLASS          AMERICAN CENTURY INVESTMENTS


                    PERFORMANCE INFORMATION OF OTHER CLASS

                                   HERITAGE

  The Institutional Class of the fund was established September 3, 1996. The financial information in this table regarding selected per share data for the fund reflects the performance of the fund's Investor Class of shares, which has a total expense ratio that is 0.20% higher than the Institutional Class. Had the Institutional Class been in existence for the fund for the time periods presented, the fund's performance information would be higher as a result of the lower expenses.

  The Financial Highlights for the fiscal year ended October 31, 1997, have been audited by Deloitte & Touche LLP, independent auditors whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the fiscal years ended on or before October
31, 1996, have been audited by other independent auditors whose report thereon is incorporated by reference into the Statement of Additional Information. The information presented is for a share outstanding throughout the years ended
October 31, except as noted.

                                    1997     1996     1995      1994      1993      1992      1991      1990      1989     1988(1)

PER-SHARE DATA

Net Asset Value,
Beginning of Period ..............  $12.24  $11.75   $10.32    $11.03     $9.30     $8.59     $6.55     $8.15     $6.21     $5.00
                                    ------  ------   ------    ------     -----     -----     -----     -----     -----     -----
Income From
Investment Operations

  Net Investment Income ..........  0.01(2)  --(2)   0.05(2)    0.07      0.07      0.10      0.11      0.10      0.08      0.06

  Net Realized and
  Unrealized Gain (Loss) on
  Investment Transactions ........   3.41   1.15     1.96      (0.21)     2.43       0.72      2.04     (0.94)     1.93      1.16
                                    ------  ------   ------    ------     -----     -----     -----     -----     -----     -----
  Total from
  Investment Operations ..........   3.42   1.15     2.01      (0.14)     2.50       0.82      2.15     (0.84)     2.01      1.22
                                    ------  ------   ------    ------     -----     -----     -----     -----     -----     -----
Distributions

  From Net Investment Income .....  (0.09)  (0.05)   (0.03)    (0.06)    (0.09)    (0.11)    (0.11)    (0.07)    (0.07)    (0.01)

  From Net Realized Gains on
  Investment Transactions ........  (0.71)  (0.61)   (0.52)    (0.50)    (0.68)      --        --      (0.69)      --        --

  In Excess of
  Net Realized Gains .............     --     --     (0.03)    (0.01)      --        --        --        --        --        --
                                    ------  ------   ------    ------     -----     -----     -----     -----     -----     -----
  Total Distributions ............  (0.80)  (0.66)   (0.58)    (0.57)    (0.77)    (0.11)    (0.11)    (0.76)    (0.07)    (0.01)
                                    ------  ------   ------    ------     -----     -----     -----     -----     -----     -----
Net Asset Value, End of Period ...  $14.86  $12.24   $11.75    $10.32    $11.03     $9.30     $8.59     $6.55     $8.15     $6.21
                                    ======  ======   ======    ======    ======     =====     =====     =====     =====     =====

  Total Return(3) ................  29.56%  10.44%   21.04%    (1.13)%   28.64%     9.65%    33.25%   (11.62)%   32.65%    25.75%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ............  1.00%    0.99%    0.99%     1.00%     1.00%     1.00%     1.00%     1.00%     1.00%   1.00%(4)

Ratio of Net Investment Income
to Average Net Assets ............  0.05%     --      0.5%      0.7%      0.7%      1.1%      1.5%      1.6%      1.3%     1.4%(4)

Portfolio Turnover Rate ..........  69%      122%     121%      136%      116%      119%      146%      127%      159%     130%(4)

Average Commission Paid per
Share of Equity Security Traded ..  $0.0436  $0.0420  $0.0420   --(5)     --(5)     --(5)     --(5)     --(5)     --(5)     --(5)

Net Assets, End
of Period (in millions) ..........  $1,321  $1,083   $1,008     $897      $702      $369      $269      $199      $117       $55


(1) November 10, 1987 (inception) through October 31, 1988.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total return for periods less than one year are not annualized.

(4) Annualized.

(5) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended October 31, 1995.

PROSPECTUS                   PERFORMANCE INFORMATION OF OTHER CLASS         11

                    PERFORMANCE INFORMATION OF OTHER CLASS

                                    GROWTH

  The Institutional Class of the fund was established September 3, 1996. The financial information in this table regarding selected per share data for the fund reflects the performance of the fund's Investor Class of shares, which has a total expense ratio that is 0.20% higher than the Institutional Class. Had the Institutional Class been in existence for the fund for the time periods presented, the fund's performance information would be higher as a result of the lower expenses.

  The Financial Highlights for the fiscal year ended October 31, 1997, have been audited by Deloitte & Touche LLP, independent auditors whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the fiscal years ended on or before October
31, 1996, have been audited by other independent auditors whose report thereon is incorporated by reference into the Statement of Additional Information. The information presented is for a share outstanding throughout the years ended
October 31.

                                     1997    1996      1995     1994      1993      1992      1991      1990      1989      1988

PER-SHARE DATA

Net Asset Value,
Beginning of Year ................. $22.21  $23.88    $22.99    $25.27    $23.64    $22.32    $14.81   $17.44    $12.54    $15.62
                                    ------  ------    ------    ------    ------    ------    ------   ------    ------    ------
Income From Investment Operations

 Net Investment Income (Loss) ..... 0.01(1)  (0.01)(1)  0.08(1)  0.06      0.06     (0.02)     0.04     0.09      0.08      0.30

 Net Realized and
 Unrealized Gain
 (Loss) on Investment
 Transactions .....................  6.07     1.47     4.08      0.48      1.94      1.35      8.47    (2.05)     5.14      0.13
                                    ------  ------    ------    ------    ------    ------    ------   ------    ------    ------
 Total from
 Investment Operations ............  6.08    1.46      4.16      0.54      2.00      1.33      8.51    (1.96)     5.22      0.43
                                    ------  ------    ------    ------    ------    ------    ------   ------    ------    ------
Distributions

 From Net Investment Income ....... (0.18)  (0.07)    (0.05)    (0.06)      --      (0.01)    (0.11)   (0.08)    (0.32)    (0.05)

 From Net Realized Gains
 on Investment Transactions ....... (0.25)  (2.98)    (3.18)    (2.76)    (0.36)      --      (0.89)   (0.59)      --      (3.46)

 In Excess of
 Net Realized Gains ...............    --   (0.08)    (0.04)      --      (0.01)      --        --       --        --        --
                                    ------  ------    ------    ------    ------    ------    ------   ------    ------    ------
 Total Distributions .............. (0.43)  (3.13)    (3.27)    (2.82)    (0.37)    (0.01)    (1.00)   (0.67)    (0.32)    (3.51)
                                    ------  ------    ------    ------    ------    ------    ------   ------    ------    ------
Net Asset Value, End of Year ...... $27.86  $22.21    $23.88    $22.99    $25.27    $23.64    $22.32   $14.81    $17.44    $12.54
                                    ======  ======    ======    ======    ======    ======    ======   ======    ======    ======

 Total Return(2) .................. 27.85%   8.18%    22.31%     2.66%     8.48%     5.96%    60.64%   (11.72)%  42.74%     3.18%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ............. 1.00%    1.00%     1.00%     1.00%     1.00%     1.00%     1.00%    1.00%     1.00%     1.00%

Ratio of Net Investment Income
(Loss) to Average Net Assets ...... 0.02%   (0.1)%     0.4%      0.3%      0.2%     (0.1)%     0.2%     0.6%      0.5%      2.4%

Portfolio Turnover Rate ........... 75%      122%      141%      100%       94%       53%       69%     118%       98%      143%

Average Commission Paid per
Share of Equity Security Traded ... $0.0393  $0.0360  $0.0400    --(3)     --(3)     --(3)     --(3)    --(3)     --(3)     --(3)

Net Assets, End
of Year (in millions) ............. $5,113  $4,765    $5,130    $4,363    $4,641    $4,472    $3,193   $1,697    $1,597    $1,229


(1) Computed using average shares outstanding throughout the period.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any.

(3) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended October 31, 1995.

12     PERFORMANCE INFORMATION OF OTHER CLASS   AMERICAN CENTURY INVESTMENTS


                    PERFORMANCE INFORMATION OF OTHER CLASS

                                     ULTRA

  The Institutional Class of the fund was established September 3, 1996. The financial information in this table regarding selected per share data for the fund reflects the performance of the fund's Investor Class of shares, which has a total expense ratio that is 0.20% higher than the Institutional Class. Had the Institutional Class been in existence for the fund for the time periods presented, the fund's performance information would be higher as a result of the lower expenses.

  The Financial Highlights for the fiscal year ended October 31, 1997, have been audited by Deloitte & Touche LLP, independent auditor whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the fiscal years ended on or before October
31, 1996, have been audited by other independent auditors whose report thereon is incorporated by reference into the Statement of Additional Information. The information presented is for a share outstanding throughout the years ended
October 31.

                                     1997     1996     1995     1994      1993      1992      1991      1990      1989       1988

PER-SHARE DATA

Net Asset Value,
Beginning of Year                   $29.52  $28.03    $21.16    $21.61    $15.46    $15.53     $7.73    $9.63     $6.86     $8.76
                                    ------  ------    ------    ------    ------    ------     -----    -----     -----     -----
Income From
Investment Operations

 Net Investment Income  (Loss)      0.01(1)  (0.05)(1)  (0.07)(1)  (0.03)  (0.09)   (0.05)    (0.03)   (0.03)     0.19     (0.02)

 Net Realized and
  Unrealized Gain
 (Loss) on Investment
  Transactions                      5.62      2.84     7.58     (0.42)     6.24     (0.02)     7.86    (0.73)     2.58      1.38
                                    ------  ------    ------    ------    ------    ------     -----    -----     -----     -----
 Total from
 Investment Operations              5.63      2.79     7.51     (0.45)     6.15     (0.07)     7.83    (0.76)     2.77      1.36
                                    ------  ------    ------    ------    ------    ------     -----    -----     -----     -----
Distributions

 From Net Investment Income         --        --        --        --        --        --        --     (0.19)      --        --

 From Net Realized Gains on
 Investment Transactions            (1.69)  (1.19)    (0.64)      --        --        --      (0.03)   (0.95)      --      (3.26)

 In Excess of Net Realized Gains      --    (0.11)      --        --        --        --        --       --        --        --
                                    ------  ------    ------    ------    ------    ------     -----    -----     -----     -----
 Total Distributions                (1.69)  (1.30)    (0.64)      --        --        --      (0.03)   (1.14)      --      (3.26)
                                    ------  ------    ------    ------    ------    ------     -----    -----     -----     -----
Net Asset Value, End of Year        $33.46  $29.52    $28.03    $21.16    $21.61    $15.46    $15.53    $7.73     $9.63     $6.86
                                    ======  ======    ======    ======    ======    ======    ======    =====     =====     =====

 Total Return(2)                    19.95%  10.79%    36.89%    (2.08)%   39.78%    (0.45)%   101.51%  (9.02)%   40.37%    19.52%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets               1.00%    1.00%     1.00%     1.00%     1.00%     1.00%     1.00%    1.00%     1.00%     1.00%

Ratio of Net Investment Income
(Loss) to Average Net Assets        0.03%   (0.2)%    (0.3)%    (0.1)%    (0.6)%    (0.4)%    (0.5)%   (0.3)%     2.2%     (0.3)%

Portfolio Turnover Rate             107%      87%       87%       78%       53%       59%       42%     141%      132%      140%

Average Commission Paid per
Share of Equity Security Traded     $0.0398  $0.0350  $0.0330    --(3)     --(3)     --(3)     --(3)    --(3)     --(3)     --(3)

Net Assets, End
of Year (in millions)               $21,695  $18,266  $14,376   $10,344   $8,037    $4,275    $2,148    $330      $347      $258


(1) Computed using average shares outstanding throughout the period.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any.

(3) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended October 31, 1995.


PROSPECTUS                   PERFORMANCE INFORMATION OF OTHER CLASS           13


                    PERFORMANCE INFORMATION OF OTHER CLASS

                                     VISTA

  The Institutional Class of the fund was established September 3, 1996. The financial information in this table regarding selected per share data for the fund reflects the performance of the fund's Investor Class of shares, which has a total expense ratio that is 0.20% higher than the Institutional Class. Had the Institutional Class been in existence for the fund for the time periods presented, the fund's performance information would be higher as a result of the lower expenses.

  The Financial Highlights for the fiscal year ended October 31, 1997, have been audited by Deloitte & Touche LLP, independent auditors whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the fiscal years ended on or before October
31, 1996, have been audited by other independent auditors whose report thereon is incorporated by reference into the Statement of Additional Information. The information presented is for a share outstanding throughout the years ended
October 31.

                                     1997     1996     1995      1994      1993      1992      1991      1990      1989    1988

PER-SHARE DATA

Net Asset Value,
Beginning of Year .................. $15.68  $15.73   $10.94    $12.24    $11.01    $10.53     $6.28    $8.74     $5.91    $5.73
                                     ------  ------   ------    ------    ------    ------     -----    -----     -----    -----
Income From
Investment Operations

  Net Investment Income (Loss) ..... (0.10)(1)  (0.11)(1)  (0.08)(1)  (0.08)  (0.07)  (0.04)  (0.02)   (0.01)    (0.03)     0.01

  Net Realized
  and Unrealized Gain
  (Loss) on Investment
  Transactions .....................   0.13    1.09     4.90      0.45      1.95      0.52      4.27    (1.76)     2.87     0.63
                                     ------  ------   ------    ------    ------    ------     -----    -----     -----    -----
  Total from
  Investment Operations ............   0.03    0.98     4.82      0.37      1.88      0.48      4.25    (1.77)     2.84     0.64
                                     ------  ------   ------    ------    ------    ------     -----    -----     -----    -----
Distributions

  From Net Investment Income ....... --       --        --        --        --        --        --       --      (0.01)      --

  From Net Realized Gains
  on Investment Transactions ....... (1.18)  (1.02)   (0.03)    (1.66)    (0.64)      --        --     (0.69)      --      (0.46)

  In Excess of
  Net Realized Gains ............... --      (0.01)     --      (0.01)    (0.01)      --        --       --        --        --
                                     ------  ------   ------    ------    ------    ------     -----    -----     -----    -----
  Total Distributions .............. (1.18)  (1.03)   (0.03)    (1.67)    (0.65)      --        --     (0.69)    (0.01)    (0.46)
                                     ------  ------   ------    ------    ------    ------     -----    -----     -----    -----
Net Asset Value, End of Year ....... $14.53  $15.68   $15.73    $10.94    $12.24    $11.01    $10.53    $6.28     $8.74     $5.91
                                     ======  ======   ======    ======    ======    ======    ======    =====     =====     =====

  Total Return(2) .................. 0.29%   6.96%    44.20%     4.16%    17.71%     4.55%    67.67%   (22.17)%  48.19%    11.41%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .............. 1.00%   0.99%     0.98%     1.00%     1.00%     1.00%     1.00%    1.00%     1.00%     1.00%

Ratio of Net Investment Income
(Loss) to Average Net Assets ....... (0.73)%  (0.7)%  (0.6)%    (0.8)%    (0.6)%    (0.4)%    (0.3)%   (0.10%    (0.4)%     0.2%

Portfolio Turnover Rate ............ 96%      91%       89%      111%      133%       87%       92%     103%      125%      145%

Average Commission Paid per
Share of Equity Security Traded .... $0.0292  $0.0280  $0.0330   --(3)     --(3)     --(3)     --(3)    --(3)     --(3)     --(3)

Net Assets, End
of Year (in millions) .............. $1,828  $2,276   $1,676     $792      $847      $830      $622     $341      $264      $206


(1) Computed using average shares outstanding throughout the period.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any.

(3) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended October 31, 1995.


14    PERFORMANCE INFORMATION OF OTHER CLASS        AMERICAN CENTURY INVESTMENTS


                        INFORMATION REGARDING THE FUNDS

 INVESTMENT POLICIES OF THE FUNDS

    The funds have adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objectives of the funds identified on page 2 of this Prospectus, and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The funds have implemented additional investment policies and practices to guide their activities in the pursuit of their respective investment objectives. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

GROWTH EQUITY FUNDS

    All of the funds offered by this Prospectus seek capital growth by investing in securities, primarily common stocks, that meet certain fundamental and technical standards of selection (relating primarily to earnings and revenues acceleration) and have, in the opinion of the funds' manager, better-than-average potential for appreciation. So long as a sufficient number of such securities are available, the manager intends to keep the funds fully invested in these securities regardless of the movement of stock prices generally. In most circumstances, the funds' actual level of cash and cash equivalents will fluctuate between 0% and 10% of total assets with 90% to 100% of its assets committed to equity and equity equivalent investments. The funds may purchase securities only of companies that have a record of at least three years of continuous operation.

SELECT AND HERITAGE


    Securities of companies chosen for the Select and Heritage funds are chosen primarily for their growth potential. Additionally, as a matter of fundamental policy, 80% of the assets of the Select fund and 60% of the assets of the Heritage fund must be invested in securities of companies that have a record of paying dividends, or have committed themselves to the payment of regular dividends, or otherwise produce income. The remaining 20% of the Select fund and 40% of the Heritage fund may be invested in any otherwise permissible securities that the manager believes will contribute to the funds' stated investment objectives. The income payments of equity securities are only a secondary consideration; therefore, the income return that Select and Heritage provide may not be significant. Otherwise, Select and Heritage follow the same investment techniques described below for Growth, Ultra and Vista.


    Since Select is one of our larger funds and Heritage is substantially smaller, Select will invest in shares of larger companies with larger share trading volume, and Heritage will tend to invest in smaller companies with smaller share trading volume. However, the two funds are not mutually exclusive, and a given security may be owned by both funds. For the reasons stated in the next section, it should be expected that Heritage will be more volatile and subject to greater short-term risk and long-term opportunity than Select.

    Because of its size, and because it invests primarily in securities that pay dividends or are committed to the payment of dividends, Select may be expected to be the least volatile of the funds described in this Prospectus.

GROWTH, ULTRA AND VISTA

    Management selects for the portfolios of the Growth, Ultra and Vista funds, securities of companies whose earnings and revenue trends meet management's standards of selection.


    Growth and Ultra generally invest in large-sized companies, while Vista invests in medium-sized and smaller companies.


    The size of companies in which a fund invests tends to give each fund its own characteristics of volatility and risk. These differences come about because developments such as new or improved products or methods, which would be relatively


PROSPECTUS                        INFORMATION REGARDING THE FUNDS             15


insignificant to a large company, may have a substantial impact on the earnings and revenues of a small company and create a greater demand and a higher value for its shares. However, a new product failure, which could readily be absorbed by a large company, can cause a rapid decline in the value of the shares of a smaller company. Hence, it could be expected that funds investing in smaller companies would be more volatile than funds investing in larger companies.

OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS
AND RISKS

    For additional information, see "Additional Investment Restrictions" in the Statement of Additional Information.

FOREIGN SECURITIES

    Each of the funds may invest an unlimited amount of its assets in the securities of foreign issuers, primarily from developed markets, when these securities meet its standards of selection. The funds may make such investments either directly in foreign securities, or by purchasing Depositary Receipts ("DRs") for foreign securities. DRs are securities listed on exchanges or quoted in the over-the-counter market in one country but represent the shares of issuers domiciled in other countries. DRs may be sponsored or unsponsored. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter markets.

    Subject to their individual investment objectives and policies, the funds may invest in common stocks, convertible securities, preferred stocks, bonds, notes and other debt securities of foreign issuers, and debt securities of foreign governments and their agencies. The funds will limit their purchase of debt securities to investment-grade obligations.


    Investments in foreign securities may present certain risks, including those resulting from fluctuations in currency exchange rates, future political and economic developments, clearance and settlement risk, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers.


FORWARD CURRENCY EXCHANGE CONTRACTS

    Some of the foreign securities held by the funds may be denominated in foreign currencies. Other securities, such as DRs, may be denominated in U.S. dollars, but have a value that is dependent on the performance of a foreign security, as valued in the currency of its home country. As a result, the value of a fund's portfolio may be affected by changes in the exchange rates between foreign currencies and the U.S. dollar, as well as by changes in the market values of the securities themselves. The performance of foreign currencies relative to the U.S. dollar may be a factor in the overall performance of a fund.

    To protect against adverse movements in exchange rates between currencies, the funds may, for hedging purposes only, enter into forward currency exchange contracts. A forward currency exchange contract obligates the fund to purchase or sell a specific currency at a future date at a specific price.

    A fund may elect to enter into a forward currency exchange contract with respect to a specific purchase or sale of a security, or with respect to the fund's portfolio positions generally.

    By entering into a forward currency exchange contract with respect to the specific purchase or sale of a security denominated in a foreign currency, a fund can "lock in" an exchange rate between the trade and settlement dates for that purchase or sale. This practice is sometimes referred to as "transaction hedging." Each fund may enter into transaction hedging contracts with respect to all or a substantial portion of its foreign securities trades.

    When the manager believes that a particular currency may decline in value compared to the U.S. dollar, a fund may enter into forward currency exchange contracts to sell the value of some or all of the fund's portfolio securities either denominated in, or whose value is tied to, that currency. This practice is sometimes referred to as "portfolio hedging." A fund may not enter into a portfolio hedging transaction where it would be obligated to deliver an amount of foreign currency in excess of the aggregate value of its portfolio securities or other assets denominated in, or whose value is tied to, that currency.

    Each fund will make use of portfolio hedging to the extent deemed appropriate by the manager.


16  INFORMATION REGARDING THE FUNDS               AMERICAN CENTURY INVESTMENTS


However, it is anticipated that a fund will enter into portfolio hedges much less frequently than transaction hedges.

    If a fund enters into a forward currency exchange contract, the fund, when required, will instruct its custodian bank to segregate cash or liquid high-grade securities in a separate account in an amount sufficient to cover its obligation under the contract. Those assets will be valued at market daily, and if the value of the segregated securities declines, additional cash or securities will be added so that the value of the account is not less than the amount of the fund's commitment. At any given time, no more than 10% of a fund's assets will be committed to a segregated account in connection with portfolio hedging transactions.

    Predicting the relative future values of currencies is very difficult, and there is no assurance that any attempt to protect a fund against adverse currency movements through the use of forward currency exchange contracts will be successful. In addition, the use of forward currency exchange contracts tends to limit the potential gains that might result from a positive change in the relationships between the foreign currency and the U.S. dollar.

PORTFOLIO TURNOVER

    The portfolio turnover rates of the funds are shown in the financial information on pages 5-9 of this Prospectus.

    Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to a fund's objectives. The manager believes that the rate of portfolio turnover is irrelevant when it determines a change is in order to achieve those objectives and, accordingly, the annual portfolio turnover rate cannot be anticipated.

    The portfolio turnover of each fund may be higher than other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost that the funds pay directly. Portfolio turnover may also affect the character of capital gains, if any, realized and distributed by a fund since short-term capital gains are taxable as ordinary income.

REPURCHASE AGREEMENTS

    Each fund may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of that fund.

    A repurchase agreement occurs when, at the time the fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934) agrees to repurchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund's money is invested in the security.

    Since the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The fund's risk is the ability of the seller to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.

    The funds will limit repurchase agreement transactions to securities issued by the U.S. government, its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the funds' Board of Directors.

    No fund will invest more than 15% of its assets in repurchase agreements maturing in more than seven days.

FUTURES AND OPTIONS


    The funds may invest in financial futures contracts and options thereon. A financial futures contract is an agreement to take or make delivery of a financial asset or an amount of cash, as specified in the applicable contract, at some time in the future. The value of the asset or cash to be delivered at the end of the contract period is calculated based upon the difference in value between the making of the contract and the end



PROSPECTUS                      INFORMATION REGARDING THE FUNDS          17



of the contract period of a financial index, indicator, or security underlying the futures contract.

    Rather than actually purchasing a financial asset (e.g., a long- or short-term treasury security) or all of the securities contained in a specific index (e.g., the S&P 500), the manager may choose to purchase a futures contract which reflects the value of such securities or index. For example, an S&P 500 futures contract reflects the value of the underlying companies that comprise the S&P 500 Composite Stock Price Index. If the aggregate market value of the index securities increases or decreases during the contract period of an S&P 500 futures contract, the amount of cash to be paid to the contract holder at the end of the period would correspondingly increase or decrease. As a result, the manager is able to expose to the market cash that is held by the funds to meet anticipated redemptions or for future investment opportunities. Because futures contracts generally settle more quickly than their underlying securities, the manager believes that the use of futures and options thereon allows the funds to be fully invested while maintaining the needed liquidity.

    The funds will not purchase leveraged futures. When a fund enters into a futures contract, it must make a deposit of cash or high-quality debt securities, known as "initial margin," as partial security for its performance under the contract. As the value of the contract fluctuates, a party to the contract may be required to make additional margin payments, known as "variation margin," to cover a portion of such fluctuation. A fund will also deposit in a segregated account with its custodian bank cash or high-quality debt securities in an amount equal to the fund's payment obligation under the futures contract, less any initial or variation margin. For options sold, a fund will segregate cash or high-quality debt securities equal to the value of the securities underlying the option unless the option is otherwise covered.


DERIVATIVE SECURITIES

    To the extent permitted by its investment objectives and policies, each of the funds may invest in securities that are commonly referred to as "derivative" securities. Generally, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional security, asset, or market index. Certain derivative securities are more accurately described as "index/structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators ("reference indices").

    Some   "derivatives"  such  as   mortgage-related   and  other  asset-backed
securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

    There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

    No fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment since the funds may not invest in oil and gas leases or futures.

    The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

    There  are  a  range  of  risks  associated  with  derivative   investments,
including:

    * the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio manager anticipates;

    * the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;

    * the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment; and

    *    the risk that the counterparty will fail to perform its obligations.


18      INFORMATION REGARDING THE FUNDS        AMERICAN CENTURY INVESTMENTS


    The Board of Directors has approved the manager's policy regarding investments in derivative securities. That policy specifies factors that must be considered in connection with a purchase of derivative securities. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made. The manager will report on fund activity in derivative securities to the Board of Directors as necessary. In addition, the Board will review the manager's policy for investments in derivative securities annually.


WHEN-ISSUED SECURITIES

    Each of the funds may sometimes purchase new issues of securities on a when-issued basis without limit when, in the opinion of the manager, such purchases will further the investment objectives of the fund. The price of when-issued securities is established at the time the commitment to purchase is made. Delivery of and payment for these securities typically occur 15 to 45 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of such security may decline prior to delivery, which could result in a loss to the fund. A separate account for each fund consisting of cash or high-quality liquid debt securities in an amount at least equal to the when-issued commitments will be established and maintained with the custodian. No income will accrue to the fund prior to delivery.

RULE 144A SECURITIES

    The funds may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the funds' criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.

    With respect to securities eligible for resale under Rule 144A, the staff of the Securities and Exchange Commission has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. The staff also acknowledges that, while the Board retains ultimate responsibility, it may delegate this function to the manager. Accordingly, the Board has established guidelines and procedures for determining the liquidity of Rule 144A securities and has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the manager. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

    Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and a fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the funds' manager will consider appropriate remedies to minimize the effect on such fund's liquidity. No fund may invest more than 15% of its assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of fund shares).


INVESTMENTS IN COMPANIES
WITH LIMITED OPERATING HISTORY

    The funds may invest in the securities of issuers with limited operating history. The manager considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation.

    Investments in securities of issuers with limited operating history may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating history and financial information upon which the manager may base its investment decision on behalf of the funds. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

    Select, Growth and Ultra will not invest more than 5% of their total assets in the securities of issuers with less than a three-year operating history. Vista and Heritage will not invest more than 10% of their total assets in the securities of issuers with less than a


PROSPECTUS                                 INFORMATION REGARDING THE FUNDS  19



three-year operating history. The manager will consider periods of capital formation, incubation, consolidation, and research and development in determining whether a particular issuer has a record of three years of continuous operation.


SHORT SALES


    A fund may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short. Such transactions allow the fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately.


    A fund may make a short sale when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code.

PERFORMANCE ADVERTISING

    From time to time, the funds may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return, and yield. Performance data may be quoted separately for the Institutional Class and for the other classes offered by the funds.

    Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the fund's cumulative total return over the same period if the fund's performance had remained constant throughout.

    A quotation of yield reflects a fund's income over a stated period expressed as a percentage of the fund's share price.

    Yields are calculated according to accounting methods that are standardized in accordance with SEC rules for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, a fund's yield may not equal the income paid on its shares or the income reported in the fund's financial statements.

    The funds may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services or Donoghue's Money Fund Report) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, fund performance may be compared to well-known indices of market performance including the Standard & Poor's (S&P) 500 Index and the Dow Jones Industrial Average. Fund performance may also be compared, on a relative basis, to other funds in our fund family. This relative comparison, which may be based upon historical or expected fund performance, volatility or other fund characteristics, may be presented numerically, graphically or in text. Fund performance may also be combined or blended with other funds in our fund family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.

    All performance information advertised by the funds is historical in nature and is not intended to represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.


20      INFORMATION REGARDING THE FUNDS        AMERICAN CENTURY INVESTMENTS



                HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

 AMERICAN CENTURY INVESTMENTS

    The funds offered by this Prospectus are a part of the American Century Investments family of mutual funds. Our family provides a full range of investment opportunities, from the aggressive equity growth funds in our Twentieth Century Group, to the fixed income funds in our Benham Group, to the moderate risk and specialty funds in our American Century Group. Please call 1-800-345-3533 for a brochure or prospectuses for the other funds in the American Century Investments family.

    To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If you would like additional copies of financial reports and prospectuses or separate mailing of account statements, please call us.

INVESTING IN AMERICAN CENTURY

    The following section explains how to invest with American Century funds, including purchases, redemptions, exchanges and special services. You will find more detail about doing business with us by referring to the Investor Services Guide that you will receive when you open an account.


    If you own or are considering purchasing fund shares through a bank, broker-dealer or other financial intermediary, the following sections, as well as the information contained in our Investor Services Guide, may not apply to you. Please read "Minimum Investment," page 22 and "Customers of Banks, Broker-Dealers and Other Financial Intermediaries," page 26.


HOW TO OPEN AN ACCOUNT

    To open an account, you must complete and sign an application, furnishing your taxpayer identification number. (You must also certify whether you are subject to withholding for failing to report income to the IRS.) Investments received without a certified taxpayer identification number will be returned.

    You may invest in the following ways:

BY MAIL

    Send a completed application and check or money order payable in U.S. dollars to American Century Investments.

BY WIRE

    You may make your initial  investment by wiring funds.  To do so, call us or
mail  a  completed   application  and  provide  your  bank  with  the  following information:

(*)  RECEIVING BANK AND ROUTING NUMBER:

   Commerce Bank, N.A. (101000019)

(*)  BENEFICIARY (BNF):

   American Century Services Corporation

   4500 Main St., Kansas City, Missouri 64111

(*)  BENEFICIARY ACCOUNT NUMBER (BNF ACCT):

   2804918

(*)  REFERENCE FOR BENEFICIARY (RFB):

   American Century account number into which you are investing. If more than one, leave blank and see Bank to Bank Information below.

(*)  ORIGINATOR TO BENEFICIARY (OBI):

   Name and address of owner of account into which you are investing.

(*)  BANK TO BANK INFORMATION

   (BBI OR FREE FORM TEXT):

    * Taxpayer identification or Social Security number.

    * If more than one account, account numbers and amount to be invested in each account.


    * Current tax year, previous tax year or rollover designation if an IRA. Specify whether Traditional IRA, Roth IRA, Education IRA, SEP-IRA SARSEP-IRA, SIMPLE Employer or SIMPLE Employee.


BY EXCHANGE


    Call 1-800-345-3533 from 7 a.m. to 7 p.m. Central time to get information on opening an account by exchanging from another American Century account. See page 22 for more information on exchanges.


PROSPECTUS          HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS       21


IN PERSON

    If you prefer to work with a representative in person, please visit one of our Investor Centers, located at:

    4500 Main Street
    Kansas City, Missouri 64111


    4917 Town Center Drive
    Leawood, Kansas 66211


    1665 Charleston Road
    Mountain View, California 94043

    2000 S. Colorado Blvd.
    Denver, Colorado 80222

SUBSEQUENT INVESTMENTS


    Subsequent investments may be made by an automatic bank, payroll or government direct deposit (see "Automatic Investment Plan," this page) or by any of the methods below. The minimum investment requirement for subsequent investments: $250 for checks submitted without the investment slip portion of a previous statement or confirmation, $50 for all other types of subsequent investments.


BY MAIL


    When making subsequent investments, enclose your check with the investment slip portion of a previous statement or confirmation. If the investment slip is not available, indicate your name, address and account number on your check or a separate piece of paper. (Please be aware that the investment minimum for subsequent investments is higher without an investment slip.)


BY TELEPHONE

    Once your account is open, you may make investments by telephone if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account. You may call an Institutional Service Representative or use our Automated Information Line.

BY WIRE


    You may make subsequent investments by wire. Follow the wire transfer instructions on page 21 and indicate your account number.


IN PERSON


    You may make subsequent investments in person at one of our Investor Centers. The locations of our four Investor Centers are listed on this page.


AUTOMATIC INVESTMENT PLAN

    You may elect on your application to make investments automatically by authorizing us to draw on your bank account regularly. Such investments must be at least the equivalent of $50 per month. You also may choose an automatic payroll or government direct deposit. If you are establishing a new account, check the appropriate box under "Automatic Investments" on your application to receive more information. If you would like to add a direct deposit to an existing account, please call one of our Institutional Service Representatives.

MINIMUM INVESTMENT

    The minimum investment is $5 million ($3 million for endowments and foundations). If you invest with us through a bank, broker-dealer or other financial intermediary, the minimum investment requirement may be met by aggregating the investments of various clients of your financial intermediary. The minimum investment requirement may be waived if you or your financial intermediary, if applicable, has an aggregate investment in our family of funds of $10 million or more ($5 million for endowments and foundations). If your balance or the balance of your financial intermediary, if applicable, falls below the minimum investment requirements due to redemptions or exchanges, we reserve the right to convert your shares to Investor Class shares of the same fund. The Investor Class shares have a unified management fee that is 0.20% higher than the Institutional Class shares.

HOW TO EXCHANGE FROM ONE ACCOUNT TO ANOTHER

    As long as you meet any minimum investment requirements, you may exchange your fund shares to our other funds up to six times per year per account. An exchange request will be processed as of the same day it is received, if it is received before the funds' net asset values are calculated, which is one hour prior to the close of the New York Stock Exchange for funds issued by the American Century Target Maturities Trust, and at the close of the Exchange for all of our other funds. See "When Share Price is Determined," page 27.

    For any single exchange, the shares of each fund being acquired must have a value of at least $100. However, we will allow investors to set up an


22 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


Automatic Exchange Plan between any two funds in the amount of at least $50 per month. See our Investor Services Guide for further information about exchanges.


    If, in any 90-day period, the total of your exchanges and your redemptions from any one account exceeds the lesser of $250,000 or 1% of the fund's assets, further exchanges will be subject to special requirements to comply with our policy on large redemptions. See "Special Requirements for Large Redemptions," on this page.


BY MAIL

    You may direct us in writing to exchange your shares from one American Century account to another. For additional information, please see our Investor Services Guide.

BY TELEPHONE

    You can make exchanges over the telephone if you have authorized us to accept telephone instructions. You can authorize this by selecting "Full Services" on your application or by calling one of our Institutional Service Representatives at 1-800-345-3533 to get the appropriate form.

HOW TO REDEEM SHARES

    We will redeem or "buy back" your shares at any time. Redemptions will be made at the next net asset value determined after a complete redemption request is received. For large redemptions, please read "Special Requirements for Large Redemptions," this page.

    Please note that a request to redeem shares in an IRA or 403(b) plan must be accompanied by an executed IRS Form W4-P and a reason for withdrawal as specified by the IRS.

BY MAIL

    Your written instructions to redeem shares may be made either by a redemption form, which we will send you upon request, or by a letter to us. Certain redemptions may require a signature guarantee. Please see "Signature Guarantee," page 24.

BY TELEPHONE

    If you have authorized us to accept telephone instructions, you may redeem your shares by calling an Institutional Service Representative.

BY CHECK-A-MONTH

    You may redeem shares by Check-A-Month. A Check-A-Month plan automatically redeems enough shares each month to provide you with a check in an amount you choose (minimum $50). To set up a Check-A-Month plan, please call and request our Check-A-Month brochure.

OTHER AUTOMATIC REDEMPTIONS

    You may elect to make redemptions automatically by authorizing us to send funds to you or to your account at a bank or other financial institution. To set up automatic redemptions, call one of our Institutional Service Representatives

REDEMPTION PROCEEDS

    Please note that shortly after a purchase of shares is made by check or electronic draft (also known as an ACH draft) from your bank, we may wait up to 15 days or longer to send redemption proceeds (to allow your purchase funds to clear). No interest is paid on the redemption proceeds after the redemption is processed but before your redemption proceeds are sent.

    Redemption proceeds may be sent to you in one of the following ways:

BY CHECK

    Ordinarily, all redemption checks will be made payable to the registered owner of the shares and will be mailed only to the address of record. For more infor- mation, please refer to our Investor Services Guide.

BY WIRE AND ACH

    You may authorize us to transmit redemption proceeds by wire or ACH. These services will be effective 15 days after we receive the authorization.

    Your bank will usually receive wired funds within 48 hours of transmission. Funds transferred by ACH may be received up to seven days after transmission. Once the funds are transmitted, the time of receipt and the funds' availability are not under our control.

SPECIAL REQUIREMENTS FOR LARGE REDEMPTIONS

    We have elected to be governed by Rule 18f-1 under the Investment Company Act, which obligates each fund make certain redemptions in cash. This requirement to pay redemptions in cash applies to situations where one shareholder redeems, during any


PROSPECTUS          HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS    23


90-day period, up to the lesser of $250,000 or 1% of the assets of the fund. Although redemptions in excess of this limitation will also normally be paid in cash, we reserve the right under unusual circumstances to honor these redemptions by making payment in whole or in part in readily marketable securities (a "redemption-in-kind").

    If payment is made in securities, the securities will be selected by the fund, will be valued in the same manner as they are in computing the fund's net asset value and will be provided without prior notice.

    If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on the fund and its remaining shareholders.

    Despite the funds' right to redeem fund shares through a redemption-in-kind, we do not expect to exercise this option unless a fund has an unusually low level of cash to meet redemptions and/or is experiencing unusually strong demands for its cash. Such a demand might be caused, for example, by extreme market conditions that result in an abnormally high level of redemption requests concentrated in a short period of time. Absent these or similar circumstances, we expect redemptions in excess of $250,000 to be paid in cash in any fund with assets of more than $50 million if total redemptions from any one account in any 90-day period do not exceed one-half of 1% of the total assets of the fund.

SIGNATURE GUARANTEE

    To protect your accounts from fraud, some transactions will require a signature guarantee. Which transactions will require a signature guarantee will depend on which service options you elect when you open your account. For example, if you choose "In Writing Only," a signature guarantee would be required when:

    *    redeeming more than $25,000; or

    * establishing or increasing a Check-A-Month or automatic transfer on an existing account.

    You can obtain a signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

    For a more in-depth explanation of our signature guarantee policy, or if you live outside the United States and would like to know how to obtain a signature guarantee, please consult our Investor Services Guide.

    We reserve the right to require a signature guarantee on any transaction, or to change this policy at any time.

SPECIAL SHAREHOLDER SERVICES

    We offer several service options to make your account easier to manage. These are listed on the account application. Please make note of these options and elect the ones that are appropriate for you. Be aware that the "Full Services" option offers you the most flexibility. You will find more information about each of these service options in our Investor Services Guide.

    Our special shareholder services include:

OPEN ORDER SERVICE

    Through our open order service, you may designate a price at which to buy shares of a variable-priced fund by exchange from one of our money market funds, or a price at which to sell shares of a variable-priced fund by exchange to one of our money market funds. The designated purchase price must be equal to or lower, or the designated sale price equal to or higher, than the variable-priced fund's net asset value at the time the order is placed. If the designated price is met within 90 calendar days, we will execute your exchange order automatically at that price (or better). Open orders not executed within 90 days will be canceled.

    If the fund you have selected deducts a distribution from its share price, your order price will be adjusted accordingly so the distribution does not inadvertently trigger an open order transaction on your behalf. If you close or re-register the account from which the shares are to be redeemed, your open order will be canceled.

    Because of their time-sensitive nature, open order transactions are accepted only by telephone or in person. These transactions are subject to exchange limitations described in each fund's prospectus, except that orders and cancellations received before 2 p.m.


24 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


Central time are effective the same day, and orders or cancellations received after 2 p.m. Central time are effective the next business day.

TAX-QUALIFIED RETIREMENT PLANS

    Each fund is available for your tax-deferred retirement plan. Call or write us and request the appropriate forms for:

    *    Individual Retirement Accounts (IRAs);

    * 403(b)plans for employees of public school systems and non-profit organizations; or

    * Profit sharing plans and pension plans for corporations and other employers.

    You can also transfer your tax-deferred plan to us from another company or custodian. Call or write us for a Request to Transfer form.

IMPORTANT POLICIES REGARDING YOUR INVESTMENTS

    Every account is subject to policies that could affect your investment. Please refer to the Investor Services Guide for further information about the policies discussed below, as well as further detail about the services we offer

  (1) We reserve the right for any reason to suspend the offering of shares for a period of time, or to reject any specific purchase order (including purchases by exchange). Additionally, purchases may be refused if, in the opinion of the manager, they are of a size that would disrupt the management of the fund.

  (2) We reserve the right to make changes to any stated investment requirements, including those that relate to purchases, transfers and redemptions. In addition, we may also alter, add to or terminate any investor services and privileges. Any changes may affect all shareholders or only certain series or classes of shareholders.

  (3) Shares being acquired must be qualified for sale in your state of residence.

  (4) Transactions requesting a specific price and date, other than open orders, will be refused. Once you have mailed or otherwise transmitted your transaction instructions to us, they may not be modified or canceled.

  (5) If a transaction request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, we will require evidence satisfactory to us of the authority of the individual making the request.

  (6) We have established procedures designed to assure the authenticity of instructions received by telephone. These procedures include requesting personal identification from callers, recording telephone calls, and providing written confirmations of telephone transactions. These procedures are designed to protect shareholders from unauthorized or fraudulent instructions. If we do not employ reasonable procedures to confirm the genuineness of instructions, then we may be liable for losses due to unauthorized or fraudulent instructions. The company, its transfer agent and investment advisor will not be responsible for any loss due to instructions they reasonably believe are genuine.

  (7)    All   signatures   should  be  exactly  as  the  name  appears  in  the
         registration. If the owner's name appears in the registration as Mary Elizabeth Jones, she should sign that way and not as Mary E. Jones.

  (8) Unusual stock market conditions have in the past resulted in an increase in the number of shareholder telephone calls. If you experience difficulty in reaching us during such periods, you may send your transaction instructions by mail, express mail or courier service, or you may visit one of our Investor Centers. You may also use our Automated Information Line if you have requested and received an access code and are not attempting to redeem shares.

  (9) If you fail to provide us with the correct certified taxpayer identification number, we may reduce any redemption proceeds by $50 to cover the penalty the IRS will impose on us for failure to report your correct taxpayer identification number on information reports.

  (10) We will perform special inquiries on shareholder accounts. A research fee of $15 per hour may be applied.

REPORTS TO SHAREHOLDERS

    At the end of each calendar quarter, we will send you a consolidated statement that summarizes all of your American Century holdings, as well as an individ-


PROSPECTUS           HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS         25


ual statement for each fund you own that reflects all year-to-date activity in your account. You may request a statement of your account activity at any time.

    With the exception of most automatic transactions, each time you invest, redeem, transfer or exchange shares, we will send you a confirmation of the transaction. See the Investor Services Guide for more detail.

    Carefully review all the information relating to transactions on your statements and confirmations to ensure that your instructions were acted on properly. Please notify us immediately in writing if there is an error. If you fail to provide notification of an error with reasonable promptness, i.e., within 30 days of non-automatic transactions or within 30 days of the date of your consolidated quarterly statement, in the case of automatic transactions, we will deem you to have ratified the transaction.

    No later than January 31 of each year, we will send you reports that you may use in completing your U.S. income tax return. See the Investor Services Guide for more information.

    Each year, we will send you an annual and a semiannual report relating to your fund, each of which is incorporated herein by reference. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semiannual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You also will receive an updated prospectus at least once each year. Please read these materials carefully as they will help you understand your fund.


CUSTOMERS OF BANKS, BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARIES

    Information   contained  in  our  Investor   Services   Guide   pertains  to
shareholders who invest directly with American Century rather than through a bank, broker-dealer or other financial intermediary.

    If you own or are considering purchasing fund shares through a bank, broker-dealer, or other financial intermediary, your ability to purchase, exchange and redeem shares will depend on your agreement with, and the policies of, such financial intermediary.

    You may reach one of our Institutional Service Representatives by calling 1-800-345-3533 to request information about our funds and services, to obtain a current prospectus or to get answers to any questions about our funds that you are unable to obtain through your financial intermediary.


26 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


                    ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE

WHEN SHARE PRICE IS DETERMINED

    The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of a fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds, except funds issued by the American Century Target Maturities Trust, net asset value is determined at the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. The net asset values for Target Maturities funds are determined one hour prior to the close of the Exchange.


    Investments and requests to redeem or exchange shares will receive the share price next determined after receipt by us of the investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares received by us or our agents or designees before the time as of which the net asset value of the fund is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined on, the next day the Exchange is open.


    Investments are considered received only when payment is received by us. Wired funds are considered received the day they are deposited in our bank account if they are deposited before the time as of which the net asset value is determined.

    Investments by telephone pursuant to your prior authorization to us to draw on your bank account are considered received at the time of your telephone call.

    Investment and transaction instructions received by us on any business day by mail prior to the time as of which the net asset value is determined, will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.

    If you invest in fund shares through a bank, financial advisor or other financial intermediary, it is the responsibility of your financial intermediary to transmit your purchase, exchange and redemption requests to the funds' transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the funds' procedures or any contractual arrangements with the funds or the funds' distributor in order for you to receive that day's price.


    We have contractual relationships with certain financial intermediaries in which such intermediaries represent that they have systems to track the time at which investment orders are received and to segregate orders received at different times. Based on these representations, the funds have authorized such intermediaries and their designees to accept purchase and redemption orders on the funds' behalf up to the applicable cut-off time. The funds will be deemed to have received such orders upon acceptance by the duly authorized intermediary, and such orders will be priced at the funds' net asset value next determined after acceptance on the funds' behalf by such intermediary.


HOW SHARE PRICE IS DETERMINED

    The valuation of assets for determining net asset value may be summarized as follows:

    The portfolio securities of each fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most


PROSPECTUS           ADDITIONAL INFORMATION YOU SHOULD KNOW             27


recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

    The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the New York Stock Exchange, if that is earlier. That value is then exchanged to dollars at the prevailing foreign exchange rate.

    Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the New York Stock Exchange is open. If an event were to occur after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, then that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    Trading of these securities in foreign markets may not take place on every New York Stock Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the New York Stock Exchange is not open and on which a fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of a fund's portfolio may be affected on days when shares of the fund may not be purchased or redeemed.

WHERE TO FIND INFORMATION ABOUT SHARE PRICE

    The net asset values of the Investor Class of the funds are published in leading newspapers daily. The net asset value of the Institutional Class of each fund may be obtained by calling us.

DISTRIBUTIONS

    In general, distributions from net investment income and net realized securities gains, if any, are declared and paid once a year, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the Investment Company Act. Distributions from investment income and from net profits realized on the sale of securities, if any, will be declared annually on or before December 31.

    THE OBJECTIVE OF THESE FUNDS IS CAPITAL APPRECIATION AND NOT THE PRODUCTION OF DISTRIBUTIONS. YOU SHOULD MEASURE THE SUCCESS OF YOUR INVESTMENT BY THE VALUE OF YOUR INVESTMENT AT ANY GIVEN TIME AND NOT BY THE DISTRIBUTIONS YOU RECEIVE.


    For shareholders investing through taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after a purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares held in certain IRAs and 403(b) plans paid in cash only if you are at least 59(1)/(2) years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date. Please consult our Investor Services Guide for further information regarding your distribution options.


    A distribution on shares of a fund does not increase the value of your shares or your total return. At any given time the value of your shares includes the undistributed net gains, if any, realized by the fund on the sale of portfolio securities, and undistributed dividends and interest received, less fund expenses.

    Because such gains and dividends are included in the value of your shares prior to distribution, when they are distributed the value of your shares is reduced by the amount of the distribution. If you buy your shares through a taxable account just before the distribution, you will pay the full price for your shares, and then receive a portion of the purchase price back as a taxable distribution. See "Taxes," this page.

TAXES

    Each fund has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income tax.

TAX-DEFERRED ACCOUNTS

    If fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan (excluding participant-directed employer-sponsored retirement plans, which are ineligible to invest in Institutional Class shares), income and capital gains distributions paid by the funds will generally not be subject to current taxation,


28 ADDITIONAL INFORMATION YOU SHOULD KNOW           AMERICAN CENTURY INVESTMENTS


but will accumulate in your account on a tax-deferred basis.

TAXABLE ACCOUNTS


    If fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income. The dividends from net income may qualify for the 70% dividends received deduction for corporations to the extent that the fund held shares receiving the dividend for more than 45 days. Distributions from gains on assets held greater than 12 months but no more than 18 months (28% rate gain) and/or assets held greater than 18 months (20% rate gain) are taxable as long-term gains regardless of the length of time you have held the shares. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to (28% or 20% rate gain) you with respect to such shares.


    Dividends and interest received by a fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Foreign countries generally do not impose taxes on capital gains in respect of investments by non-resident investors. The foreign taxes paid by a fund will reduce its dividends.


    If more than 50% of the value of a fund's total assets at the end of each quarter of its fiscal year consists of securities of foreign corporations, the fund may qualify for and make an election with the Internal Revenue Service with respect to such fiscal year so that fund shareholders may be able to claim a foreign tax credit in lieu of a deduction for foreign income taxes paid by the fund. If such an election is made, the foreign taxes paid by the fund will be treated as income received by you. In order for the shareholder to utilize the foreign tax credit, the mutual fund shares must have been held for 16 days or more during the 30-day period, beginning 15 days prior to the ex-dividend date for the mutual fund shares. The mutual fund must meet a similar holding period requirement with respect to foreign securities to which a dividend is attributable. Any portion of the foreign tax credit which is ineligible as a result of the fund not meeting the holding period requirement will be separately disclosed and may be eligible as an itemized deduction.

    If a fund purchases the securities of certain foreign investment funds or trusts called passive foreign investment companies (PFIC), capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long the fund holds its investment. The fund may also be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. In the alternative, the fund may elect to recognize cumulative gains on such investments as of the last day of its fiscal year and distribute it to shareholders. Any distribution attributable to a PFIC is characterized as ordinary income.

    Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) will not have increased. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains (28% and/or 20% rate gain).


    In January of the year following the distribution, if you own shares in a taxable account, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes.

    Distributions may also be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

    If you have not complied with certain provisions of the Internal Revenue Code, we or your financial inter-


PROSPECTUS                 ADDITIONAL INFORMATION YOU SHOULD KNOW      29


mediary is required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed, and is not refundable.


    Redemption of shares of a fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders will generally recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be considered long-term subject to tax at a maximum rate of 28% (28% rate gain/loss) if shareholders have held such shares for a period of more than 12 months but no more than 18 months and long-term subject to tax at a maximum rate of 20%, minimum of 10% (20% rate gain/loss) if shareholders have held such shares for a period of more than 18 months. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.


MANAGEMENT

INVESTMENT MANAGEMENT

    Under the laws of the State of Maryland, the Board of Directors is responsible for managing the business and affairs of the funds. Acting pursuant to an investment management agreement entered into with the funds, American Century Investment Management, Inc. serves as the investment manager of the funds. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.


    The manager supervises and manages the investment portfolios of the funds and directs the purchase and sale of their investment securities. It utilizes teams of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the funds. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the funds' portfolios as they deem appropriate in pursuit of the funds' investment objectives. Individual portfolio manager members of the team may also adjust portfolio holdings of the funds as necessary between team meetings.

    The portfolio manager members of the teams managing the funds described in this Prospectus and their work experience for the last five years are as follows:


    JAMES E. STOWERS III, Chief Executive Officer and Portfolio Manager, joined American Century in 1981. He is a member of the team that manages Ultra.

    ARNOLD K. DOUVILLE, Vice President and Portfolio Manager, joined American Century in November 1997. Prior to joining American Century, Mr. Douville served as Senior Portfolio Manager for Munder Capital Management. He is a member of the team that manages Vista.


    GLENN A. FOGLE, Vice President and Portfolio Manager, joined American Century in September 1990 as an Investment Analyst, a position he held until March 1993. At that time he was promoted to Portfolio Manager. He is a member of the team that manages Vista.


    C. KIM GOODWIN, Vice President and Portfolio Manager, joined American Century in October 1997. Prior to joining American Century, Ms. Goodwin served as Senior Vice President and Portfolio Manager at Putnam Investments from May 1996 to September 1997 and Vice President and Portfolio Manager at Prudential Investments from February 1993 to April 1996. Prior to that, she served as an Assistant Vice President and Portfolio Manager at Mellon Bank Corporation. She is a member of the team that manages Growth.


    JEAN C. LEDFORD, Vice President and Portfolio Manager, joined American Century in January 1997. Prior to joining American Century, Ms. Ledford


30  ADDITIONAL INFORMATION YOU SHOULD KNOW          AMERICAN CENTURY INVESTMENTS


worked for the State of Wisconsin Investment Board as an Investment Director from 1994 to 1996 and as an Assistance Investment Director from 1983 to 1994. Ms. Ledford is a member of the team that manages Select.

    NANCY B. PRIAL, Vice President and Portfolio Manager, joined American Century in February 1994 as a Portfolio Manager. For more than four years prior to joining American Century, Ms. Prial served as Senior Vice President and Portfolio Manager at Frontier Capital Management Company, Boston, Massachusetts. She is a member of the team that manages Heritage.


    JOHN R. SYKORA, Portfolio Manager, joined American Century in May 1994 as an Investment Analyst, a position he held until August 1997. At that time he was promoted to Portfolio Manager. Prior to joining American Century, My. Sykora served as a Financial Analyst for Business Men's Assurance Company of America, Kansas City, Missouri, from August 1993 to April 1994. Prior to that Mr. Sykora attended Michigan State University where he obtained his MBA degree. Mr. Sykora is a member of the team that manages Ultra.


    BRUCE A. WIMBERLY, Portfolio Manager, joined American Century in September 1994 as an Investment Analyst, a position he held until July 1996. At that time he was promoted to Portfolio Manager. Prior to joining American Century, Mr. Wimberly attended Kellogg Graduate School of Management, Northwestern University from August 1992 to August 1994, where he obtained his MBA degree. Mr. Wimberly is a member of the team that manages Ultra.

    The activities of the manager are subject only to directions of the funds' Board of Directors. The manager pays all the expenses of the funds except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.

    For the services provided to the Institutional Class of the funds, the manager receives an annual fee of 0.80% of the average net assets of each of the funds.


    On the first business day of each month, each fund pays a management fee to the manager for the previous month at the rate specified. The fee for the previous month is calculated by multiplying the applicable fee for each fund by the aggregate average daily closing value of the series' net assets during the previous month, and further multiplying that product by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).


CODE OF ETHICS

    The funds and the manager have adopted a Code of Ethics that restricts personal investing practices by employees of the manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the funds' portfolios obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of fund shareholders come before the interests of the people who manage those funds.

TRANSFER AND ADMINISTRATIVE SERVICES

    American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend-paying agent for the funds. It provides facilities, equipment and personnel to the funds, and is paid for such services by the manager.

    Certain recordkeeping and administrative services that would otherwise be performed by the transfer agent may be performed by an insurance company or other entity providing similar services for various retirement plans using shares of the funds as a funding medium, by broker-dealers and financial advisors for their customers investing in shares of American Century or by sponsors of multi mutual fund no- or low-transaction fee programs.

    Although there is no sales charge levied by the funds, transactions in shares of the funds may be executed by brokers or investment advisors who charge a transaction-based fee or other fee for their services. Such charges may vary among broker-dealers and financial advisors, but in all cases will be retained by the broker-dealer or financial advisor and not remitted to the funds or the manager. You should be aware of the fact that these transactions may be made directly with American Century without incurring such fees.

    From time to time, special services may be offered


PROSPECTUS         ADDITIONAL INFORMATION YOU SHOULD KNOW                 31


to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the manager.

    The manager and transfer agent are both wholly owned by American Century Companies, Inc. James E. Stowers Jr., Chairman of the funds' Board of Directors, controls American Century Companies by virtue of his ownership of a majority of its common stock.


    Pursuant to a Sub-Administration Agreement with the manager, Funds Distributor, Inc. (FDI) serves as the Co-Administrator for the funds. FDI is responsible for (i) providing certain officers of the funds and (ii) reviewing and filing marketing and sales literature on behalf of the funds. The fees and expenses of FDI are paid by the manager out of its unified fee.


DISTRIBUTION OF FUND SHARES


    The funds' shares are distributed by FDI, a registered broker-dealer. FDI is a wholly-owned indirect subsidiary of Boston Institutional Group, Inc. FDI's principal business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

    Investors may open accounts with American Century only through the distributor. All purchase transactions in the funds offered by this Prospectus are processed by the transfer agent, which is authorized to accept any instructions relating to fund accounts. All purchase orders must be accepted by the distributor. All fees and expenses of FDI in acting as distributor for the funds are paid by the manager.


FURTHER INFORMATION ABOUT AMERICAN CENTURY

    American Century Mutual Funds, Inc., the issuer of the funds, was organized as a Maryland corporation on July 2, 1990. The corporation commenced operations on February 28, 1991, the date it merged with Twentieth Century Investors, Inc., a Delaware corporation which had been in business since October 1958. Pursuant to the terms of the Agreement and Plan of Merger dated July 27, 1990, the Maryland corporation was the surviving entity and continued the business of the Delaware corporation with the same officers and directors, the same shareholders and the same investment objectives, policies and restrictions.

    The principal office of the funds is American Century Tower, 4500 Main Street, P.O. Box 419385, Kansas City, Missouri 64141-6385. All inquiries may be made by mail to that address, or by telephone to 1-800-345-3533 (international calls: 816-531-5575).


    American Century Mutual Funds, Inc. issues 13 series of $.01 par value shares. Each series is commonly referred to as a fund. The assets belonging to each series of shares are held separately by the custodian.

    American Century offers four classes of each of the funds: an Investor Class, an Institutional Class, a Service Class, and the Advisor Class. The shares offered by this Prospectus are Institutional Class shares and have no up-front charges, commissions, or 12b-1 fees.


    The Investor Class is primarily made available to retail investors. The Service Class and Advisor Class are primarily offered to institutional investors or through institutional distribution channels, such as employer-sponsored retirement plans or through banks, broker-dealers, insurance companies or other financial intermediaries. The other classes have different fees, expenses, and/or minimum investment requirements than the Institutional Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. For additional information concerning the Investor Class of shares, call one of our Investor Services Representatives at 1-800-345-2021. For information concerning the Service or Advisor classes of shares not offered by this Prospectus, call one of our Institutional Service Representatives at 1-800-345-3533 or contact a sales representative or financial intermediary who offers those classes of shares.

    Except as described below, all classes of shares of a fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various classes are (a) each class may be subject to different expenses specific to that class, (b) each class has a different


32  ADDITIONAL INFORMATION YOU SHOULD KNOW           AMERICAN CENTURY INVESTMENT


identifying designation or name, (c) each class has exclusive voting rights with respect to matters solely affecting such class, (d) each class may have different exchange privileges, and (e) the Institutional Class may provide for automatic conversion from that class into shares of the Investor Class of the same fund.

    Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except for those matters that must be voted on separately by the series or class of shares affected. Matters affecting only one series or class are voted upon only by that series or class.

    Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of directors can elect all of the directors if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Directors.

    Unless required by the Investment Company Act, it will not be necessary for the funds to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of directors or the appointment of auditors. However, pursuant to the funds' by laws, the holders of shares representing at least 10% of the votes entitled to be cast may request a fund to hold a special meeting of shareholders. We will assist in the communication with other shareholders.

    WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.


PROSPECTUS                   ADDITIONAL INFORMATION YOU SHOULD KNOW         33



P.O. BOX 419385
KANSAS CITY, MISSOURI
64141-6385

INSTITUTIONAL SERVICES:
1-800-345-3533 OR 816-531-5575

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
 1-800-345-1833 OR 816-444-3038

FAX: 816-340-4655

www.americancentury.com



                            [american century logo]
                                    American
                                Century(reg.sm)


9802           [recycled logo]
SH-BKT-11418      Recycled

                                   PROSPECTUS

                            [american century logo]
                                    American
                                Century(reg.sm)


                                 MARCH 1, 1998


                                   TWENTIETH
                                    CENTURY
                                     GROUP

                               Giftrust(reg.tm)


INVESTOR CLASS



                         AMERICAN CENTURY INVESTMENTS
                                FAMILY OF FUNDS

    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                          AMERICAN CENTURY INVESTMENTS
--------------------------------------------------------------------------------
      BENHAM GROUP              AMERICAN CENTURY       TWENTIETH CENTURY GROUP
                                      GROUP
--------------------------------------------------------------------------------
      MONEY MARKET FUNDS        ASSET ALLOCATION &            GROWTH FUNDS
    GOVERNMENT BOND FUNDS         BALANCED FUNDS          INTERNATIONAL FUNDS
    DIVERSIFIED BOND FUNDS  CONSERVATIVE EQUITY FUNDS
     MUNICIPAL BOND FUNDS       SPECIALTY FUNDS
--------------------------------------------------------------------------------
                                                                 Giftrust



                                  PROSPECTUS
                                 MARCH 1, 1998

                                   Giftrust
                                INVESTOR CLASS


                      AMERICAN CENTURY MUTUAL FUNDS, INC.

    American Century Mutual Funds, Inc. is a part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. One of the funds from our Twentieth Century Group that invests primarily in equity securities is described in this Prospectus. Its investment objective is listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.

    Giftrust is a unique way to give a gift to a child, grandchild or other individual. You may not invest in the fund. Rather, your gift, which is irrevocable, will be invested in the fund by the Giftrust Trustee in accordance with a trust established under a "Giftrust Agreement." The minimum initial gift requirement for Giftrust is $500.


    This Prospectus gives you information about Giftrust that you should know before making an investment decision. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated March 1, 1998, and filed with the Securities and Exchange Commission. It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:

                           AMERICAN CENTURY INVESTMENTS
                        4500 Main Street * P.O. Box 419200
                 Kansas City, Missouri 64141-6200 * 1-800-345-2021
                        International calls: 816-531-5575
                     Telecommunications Device for the Deaf:
                   1-800-634-4113 * In Missouri: 816-444-3485
                        Internet: www.americancentury.com


    Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS                                                                    1


                       INVESTMENT OBJECTIVE OF THE FUND

AMERICAN CENTURY - TWENTIETH CENTURY GIFTRUST

    Giftrust seeks capital growth. It pursues its investment objective by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation.

  There is no assurance that the fund will achieve its investment objective.

NO PERSON IS AUTHORIZED BY THE FUND TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR FOR THE FUND, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


2   INVESTMENT OBJECTIVE                           AMERICAN CENTURY INVESTMENTS


                               TABLE OF CONTENTS

Investment Objective of the Fund ..........................................    2
Transaction and Operating Expense Table ...................................    4
Financial Highlights ......................................................    5


INFORMATION REGARDING THE FUNDS
A Unique Gift .............................................................    6
Investment Policies of the Fund ...........................................    6
   Investment Approach ....................................................    6
Other Investment Practices, Their Characteristics
   and Risks ..............................................................    7
   Foreign Securities .....................................................    7
   Forward Currency Exchange Contracts ....................................    7
   Portfolio Turnover .....................................................    8
   Repurchase Agreements ..................................................    8
   Futures and Options ....................................................    8
   Derivative Securities ..................................................    9
   When-Issued Securities .................................................    9
   Rule 144A Securities ...................................................   10
   Investment in Companies with Limited
      Operating History ...................................................   10
   Short Sales ............................................................   10
Performance Advertising ...................................................   10


HOW TO ESTABLISH A GIFTRUST ACCOUNT

American Century Investments ..............................................   12
Purchase of Fund Shares ...................................................   12
      By Mail .............................................................   12
      By Telephone ........................................................   12
      By Wire .............................................................   12
      Automatic Investments ...............................................   12
      Additional Information About Gifts ..................................   13
Special Shareholder Services ..............................................   13
      Online Account Access ...............................................   13
Exchange of Fund Shares ...................................................   13
How to Redeem Shares ......................................................   13
      By Mail .............................................................   14
      By Telephone ........................................................   14
      By Check-A-Month ....................................................   14
   Signature Guarantee ....................................................   14
Redemption Proceeds .......................................................   14
      By Check ............................................................   14
      By Wire and ACH .....................................................   14
   Additional Information About Redemptions ...............................   14
Telephone Services ........................................................   14
   Investors Line .........................................................   14
   Automated Information Line .............................................   15
How to Change the Address of Record .......................................   15
Reports to Shareholders ...................................................   15
      Form 1099-DIV .......................................................   15
      Form 1099-B .........................................................   15

ADDITIONAL INFORMATION YOU SHOULD KNOW

Share Price ...............................................................   16
   When Share Price Is Determined .........................................   16
   How Share Price Is Determined ..........................................   16
   Where to Find Information About Share Price ............................   17
Distributions .............................................................   17
Taxes .....................................................................   17
Management ................................................................   19
   Investment Management ..................................................   19
   Code of Ethics .........................................................   19
   Transfer and Administrative Services ...................................   19
   Distribution of Fund Shares ............................................   20
Further Information About American Century ................................   20


PROSPECTUS                                              TABLE OF CONTENTS   3


                    TRANSACTION AND OPERATING EXPENSE TABLE

                                                                       Giftrust

SHAREHOLDER TRANSACTION EXPENSES(1):

Maximum Sales Load Imposed on Purchases ...............................  none
Maximum Sales Load Imposed on Reinvested Dividends ....................  none
Deferred Sales Load ...................................................  none
Redemption Fee(2) .....................................................  none
Exchange Fee ..........................................................  none

ANNUAL FUND OPERATING EXPENSES:
(as a percentage of net assets)

Management Fees ....................................................... 1.00%
12b-1 Fees ............................................................  none
Other Expenses(3) ..................................................... 0.00%
Total Fund Operating Expenses ......................................... 1.00%

EXAMPLE
A $1,000 investment in Giftrust would bear the expenses 1 year $ 10 set forth to the right, assuming a 5% annual return and 3 years 32 redemption at the end of each time period. It should be 5 years 55 noted that, in most instances, a gift made in the fund 10 years 122 must be made in trust for a minimum term of ten years:

 (1)A $100 administrative fee will be charged against each Giftrust account established after March 31, 1996 to help cover the costs incurred as a result of the Giftrust reaching maturity. See "Investment Policies of the Fund," page 6.

(2) Redemption proceeds sent by wire are subject to a $10 processing fee.

(3) Other expenses, which include the fees and expenses (including legal counsel fees) of those directors who are not "interested persons" as defined in the Investment Company Act, were less than 0.01 of 1% of average net assets for the most recent fiscal year. Also, a $10 fee will be charged against each Giftrust account for which an annual tax return is filed. See "Taxes," page 17.

    The purpose of the table is to help you understand the various costs and expenses that an investment in the fund will bear directly or indirectly. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations.

    NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


4   TRANSACTION AND OPERATING EXPENSE TABLE         AMERICAN CENTURY INVESTMENTS

                             FINANCIAL HIGHLIGHTS

                                   GIFTRUST

  The Financial Highlights for the fiscal year ended October 31, 1997, have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the fiscal years ended on or before October
31, 1996, have been audited by other independent auditors whose report thereon is incorporated by reference into the Statement of Additional Information. The information presented is for a share outstanding throughout the years ended
October 31.

                                         1997      1996      1995     1994     1993     1992     1991     1990     1989     1988

PER-SHARE DATA

Net Asset Value, Beginning of Year     $25.79    $25.63    $20.50    $19.23   $13.57   $12.94    $7.25    $9.94    $6.84    $6.67
                                       ------    ------    ------    ------   ------   ------    -----    -----    -----    -----
Income From Investment Operations

  Net Investment Loss                   (0.18)(1) (0.20)(1) (0.16)(1) (0.10)   (0.09)   (0.08)   (0.06)   (0.05)   (0.04)   (0.01)

  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions      0.63      2.46      6.37      3.28     7.18     1.41     5.77   (1.72)     3.35     1.04
                                       ------    ------    ------    ------   ------   ------    -----    -----    -----    -----
  Total From Investment Operations       0.45      2.26      6.21      3.18     7.09     1.33     5.71   (1.77)     3.31     1.03
                                       ------    ------    ------    ------   ------   ------    -----    -----    -----    -----
Distributions

  From Net Realized Gains on
  Investment Transactions               (0.78)    (2.10)    (1.08)    (1.91)  (1.42)   (0.70)   (0.02)   (0.92)   (0.21)   (0.86)

  In Excess of Net Realized Gains          --        --        --        --   (0.01)       --       --       --       --       --
                                       ------    ------    ------    ------   ------   ------    -----    -----    -----    -----
  Total Distributions                  (0.78)    (2.10)    (1.08)    (1.91)   (1.43)   (0.70)   (0.02)   (0.92)   (0.21)   (0.86)
                                       ------    ------    ------    ------   ------   ------    -----    -----    -----    -----
Net Asset Value, End of Year           $25.46    $25.79    $25.63   $20.50   $19.23   $13.57   $12.94    $7.25    $9.94    $6.84
                                       ======    ======    ======   ======   ======   ======   ======    =====    =====    =====

  Total Return(2)                       1.95%     9.72%    32.52%    18.75%   55.84%   10.32%   79.04%  (19.77)%  49.81%   16.28%

RATIOS/SUPPLEMENTAL DATA

  Ratio of Operating Expenses
  to Average Net Assets                 1.00%     0.98%     0.98%    1.00%    1.00%    1.00%    1.00%    1.00%    1.00%    1.00%

  Ratio of Net Investment Loss to
  Average Net Assets                  (0.74)%    (0.8)%    (0.7)%   (0.7)%   (0.7)%   (0.7)%   (0.6)%   (0.6)%   (0.5)%   (0.1)%

  Portfolio Turnover Rate                118%      121%      105%     115%     143%     134%     143%     137%     160%     157%

  Average Commission Paid per
  Share of Equity Security Traded     $0.0278   $0.0230   $0.0260    --(3)    --(3)    --(3)    --(3)    --(3)    --(3)    --(3)

  Net Assets, End
  of Year (in millions)                $1,024      $866      $561     $266     $154      $78      $55      $25      $23      $13

(1) Computed using average shares outstanding for the period.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any.

(3) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended October 31, 1995.


PROSPECTUS                                             FINANCIAL HIGHLIGHTS   5


                        INFORMATION REGARDING THE FUND

A UNIQUE GIFT

    A Giftrust is a unique way to give a gift to a child or any individual. You cannot establish or make investments in a Giftrust for yourself or your spouse, nor can a Giftrust be established that designates anyone other than an individual (such as a corporation, partnership or other profit or nonprofit organization) as a beneficiary. The minimum initial gift in Giftrust is $500.

    The shares in a Giftrust are held in trust by an independent trustee until the maturity date you specify. The duration of the trust may be as long as you wish, but must be at least 10 years from the time you make the first gift in the Giftrust or until the recipient reaches the age of majority, whichever is later. The recipient will then receive the shares in the account. The Giftrust is irrevocable. Before the maturity date you specify, neither you nor the beneficiary may amend the terms of the trust in any way.

    After the maturity of the Giftrust, the beneficiary may continue to own the Giftrust shares but, except for reinvestment of distributions, may not make additional Giftrust investments.

    Each Giftrust account for which a tax return is filed will be charged a $10 fee to help off-set a portion of the cost of preparing such return. See "Taxes," page 17. Additionally, each maturing Giftrust account established after March 31, 1996 will be charged a $100 administrative fee to help cover the costs incurred by the Trustee as a result of the Giftrust reaching maturity.

    The tax laws applicable to trusts in general are quite complex. You should consider consulting your tax advisor or attorney before opening a Giftrust account. For information on Giftrust and taxes, see "Taxes," page 17.

INVESTMENT POLICIES OF THE FUND

    The fund has adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objective of the fund identified on page 2 of this Prospectus, and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The fund has implemented additional investment policies and practices to guide its activities in the pursuit of its investment objective. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

INVESTMENT APPROACH

    Giftrust seeks capital growth by investing in securities, primarily common stocks, that meet certain fundamental and technical standards of selection (relating primarily to earnings and revenues acceleration) and have, in the opinion of the fund's manager, better-than-average potential for appreciation. So long as a sufficient number of such securities are available, the fund intends to stay fully invested in these securities regardless of the movement of stock prices generally. In most circumstances, the fund's actual level of cash and cash equivalents will fluctuate between 0% and 10% of total assets with 90% to 100% of its assets committed to equity and equity equivalent investments. The fund may purchase securities only of companies that have a record of at least three years continuous operation.

    The size of companies in which a fund invests tends to give a fund its own characteristics of volatility and risk. These differences come about because developments such as new or improved products or methods, which would be relatively insignificant to a large company, may have a substantial impact on the earnings and revenues of a small company and create a greater demand and a higher value for its shares. However, a new product failure which could readily be absorbed by a large company can cause a rapid decline in the value of the shares of a smaller company. Hence, it could be expected that Giftrust will be relatively more volatile than most of our other growth funds since it tends to invest in smaller companies.


6   INFORMATION REGARDING THE FUND                  AMERICAN CENTURY INVESTMENTS


OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS
AND RISKS

    For additional information, see "Additional Investment Restrictions" in the Statement of Additional Information.

FOREIGN SECURITIES

    The fund may invest an unlimited amount of its assets in the securities of foreign issuers, primarily from developed markets, when these securities meet its standards of selection. The fund may make such investments either directly in foreign securities, or by purchasing Depositary Receipts ("DRs") for foreign securities. DRs are securities listed on exchanges or quoted in the over-the-counter market in one country but represent the shares of issuers domiciled in other countries. DRs may be sponsored or unsponsored. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter markets.

    The fund may invest in common stocks, convertible securities, preferred stocks, bonds, notes and other debt securities of foreign issuers, and debt securities of foreign governments and their agencies. The fund will limit its purchase of debt securities to investment grade obligations.


    Investments in foreign securities may present certain risks, including those resulting from fluctuations in currency exchange rates, future political and economic developments, clearance and settlement risk, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers.


FORWARD CURRENCY EXCHANGE CONTRACTS

    Some of the foreign securities held by the fund may be denominated in foreign currencies. Other securities, such as DRs, may be denominated in U.S. dollars, but have a value that is dependent on the performance of a foreign security, as valued in the currency of its home country. As a result, the value of the fund's portfolio may be affected by changes in the exchange rates between foreign currencies and the U.S. dollar, as well as by changes in the market values of the securities themselves. The performance of foreign currencies relative to the U.S. dollar may be a factor in the overall performance of the fund.

    To protect against adverse movements in exchange rates between currencies, the fund may, for hedging purposes only, enter into forward currency exchange contracts. A forward currency exchange contract obligates the fund to purchase or sell a specific currency at a future date at a specific price.

    The fund may elect to enter into a forward currency exchange contract with respect to a specific purchase or sale of a security, or with respect to the fund's portfolio positions generally.

    By entering into a forward currency exchange contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the fund can "lock in" an exchange rate between the trade and settlement dates for that purchase or sale. This practice is sometimes referred to as "transaction hedging." The fund may enter into transaction hedging contracts with respect to all or a substantial portion of its foreign securities trades.

    When the manager believes that a particular currency may decline in value compared to the U.S. dollar, the fund may enter into forward currency exchange contracts to sell the value of some or all of the fund's portfolio securities either denominated in, or whose value is tied to, that currency. This practice is sometimes referred to as "portfolio hedging." The fund may not enter into a portfolio hedging transaction where it would be obligated to deliver an amount of foreign currency in excess of the aggregate value of its portfolio securities or other assets denominated in, or whose value is tied to, that currency.

    The fund will make use of portfolio hedging to the extent deemed appropriate by the manager. However, it is anticipated that the fund will enter into portfolio hedges much less frequently than transaction hedges.

    If the fund enters into a forward currency exchange contract, the fund, when required, will instruct its custodian bank to segregate cash or liquid high-grade securities in a separate account in an amount sufficient to cover its obligation under the contract. Those assets will be valued at market daily, and if the value of the segregated securities declines, additional cash or securities will be added so that the value of the account is not less than the amount of the


PROSPECTUS                                    INFORMATION REGARDING THE FUND   7


fund's commitment. At any given time, no more than 10% of the fund's assets will be committed to a segregated account in connection with portfolio hedging transactions.

    Predicting the relative future values of currencies is very difficult, and there is no assurance that any attempt to protect the fund against adverse currency movements through the use of forward currency exchange contracts will be successful. In addition, the use of forward currency exchange contracts tends to limit the potential gains that might result from a positive change in the relationships between the foreign currency and the U.S. dollar.

PORTFOLIO TURNOVER

    The portfolio turnover rate of the fund is shown in the financial information on page 5 of this Prospectus.

    Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to the fund's objectives. The manager believes that the rate of portfolio turnover is irrelevant when it determines a change is in order to achieve those objectives and accordingly, the annual portfolio turnover rate cannot be anticipated.

    The portfolio turnover of the fund may be higher than other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost that the fund pays directly. Portfolio turnover may also affect the character of capital gains, if any, realized and distributed by a fund since short-term capital gains are taxable as ordinary income.

REPURCHASE AGREEMENTS

    The fund may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of the fund.

    A repurchase agreement occurs when, at the time the fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934) agrees to repurchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund's money is invested in the security.

    Since the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The fund's risk is the ability of the seller to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.

    The fund will limit repurchase agreement transactions to securities issued by the United States government, its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the fund's Board of Directors.

    The fund will invest no more than 15% of its assets in repurchase agreements maturing in more than seven days.


FUTURES AND OPTIONS

    The fund may invest in financial futures contracts and options thereon. A financial futures contract is an agreement to take or make delivery of a financial asset or an amount of cash, as specified in the applicable contract, at some time in the future. The value of the asset or cash to be delivered at the end of the contract period is calculated based upon the difference in value between the making of the contract and the end of the contract period of a financial index, indicator, or security underlying the futures contract.

    Rather than actually purchasing a financial asset (e.g., a long- or short-term treasury security) or all of the securities contained in a specific index (e.g., the S&P 500), the manager may choose to purchase a futures contract which reflects the value of such securities or index. For example, an S&P 500 futures contract reflects the value of the underlying companies that comprise the S&P 500 Composite Stock Price Index. If the aggregate market value of the index securities increases or decreases during the contract period of an S&P 500 futures contract, the amount of cash to be paid to the contract holder at the end of the period would correspondingly increase or decrease. As a result, the manager is able to expose to the market cash that is held by the fund to meet anticipated


8   INFORMATION REGARDING THE FUND                  AMERICAN CENTURY INVESTMENTS


redemptions or for future investment opportunities. Because futures contracts generally settle more quickly than their underlying securities, the manager believes that the use of futures and options thereon allows the fund to be fully invested while maintaining the needed liquidity.


    The fund will not purchase leveraged futures. When a fund enters into a futures contract, it must make a deposit of cash or high-quality debt securities, known as "initial margin," as partial security for its performance under the contract. As the value of the contract fluctuates, a party to the contract may be required to make additional margin payments, known as "variation margin," to cover a portion of such fluctuation. A fund will also deposit in a segregated account with its custodian bank cash or high-quality debt securities in an amount equal to the fund's payment obligation under the futures contract, less any initial or variation margin. For options sold, a fund will segregate cash or high-quality debt securities equal to the value of the securities underlying the option unless the option is otherwise covered.

DERIVATIVE SECURITIES

    The fund may invest in securities that are commonly referred to as "derivative" securities. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Certain derivative securities are more accurately described as "index/structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators ("reference indices").

    Some   "derivatives"  such  as   mortgage-related   and  other  asset-backed
securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

    There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

    The fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment since the fund may not invest in oil and gas leases or futures.

    The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

    There  are  a  range  of  risks  associated  with  derivative   investments,
including:

    * the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio manager anticipates;

    * the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;

    * the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment; and

    * the risk that the counterparty will fail to perform its obligations.

    The Board of Directors has approved the manager's policy regarding investments in derivative securities. That policy specifies factors that must be considered in connection with a purchase of derivative securities. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made. The manager will report on fund activity in derivative securities to the Board of Directors as necessary. In addition, the Board will review the manager's policy for investments in derivative securities annually.


WHEN-ISSUED SECURITIES

    The fund may sometimes purchase new issues of securities on a when-issued basis without limit when, in the opinion of the manager, such purchases will further the investment objectives of the fund. The price of when-issued securities is established at the time commitment to purchase is made. Delivery of and payment for these securities typically occur 15 to 45 days after the commitment to purchase. Market


PROSPECTUS                                    INFORMATION REGARDING THE FUND   9


rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of such security may decline prior to delivery, which could result in a loss to the fund. A separate account for the fund consisting of cash or high-quality liquid debt securities in an amount at least equal to the when-issued commitments will be established and maintained with the custodian. No income will accrue to the fund prior to delivery.

RULE 144A SECURITIES

    The fund may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the fund's criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.

    With respect to securities eligible for resale under Rule 144A, the staff of the Securities and Exchange Commission has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. The staff also acknowledges that, while the board retains ultimate responsibility, it may delegate this function to the manager. Accordingly, the board has established guidelines and procedures for determining the liquidity of Rule 144A securities and has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the manager. The board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

    Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and the fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the fund's manager will consider appropriate remedies to minimize the effect on the fund's liquidity. The fund may not invest more than 15% of its assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of fund shares).


INVESTMENTS IN COMPANIES WITH LIMITED OPERATING HISTORY

    The fund may invest in the securities of issuers with limited operating history. The manager considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation.

    Investments in securities of issuers with limited operating history may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating history and financial information upon which the manager may base its investment decision on behalf of the fund. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

    Giftrust will not invest more than 10% of its total assets in the securities of issuers with less than a three-year operating history. The manager will consider periods of capital formation, incubation, consolidation, and research and development in determining whether a particular issuer has a record of three years of continuous operation.


SHORT SALES


    The fund may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short. Such transactions allow the fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately.


    The fund may make a short sale when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code.

PERFORMANCE ADVERTISING

    From time to time, the fund may advertise performance data. Fund performance may be shown by presenting one or more performance measurements,


10   INFORMATION REGARDING THE FUND                AMERICAN CENTURY INVESTMENTS


including cumulative total return or average annual total return.

    Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the fund's cumulative total return over the same period if the fund's performance had remained constant throughout.

    The fund may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services or Donoghue's Money Fund Report) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, fund performance may be compared to well-known indices of market performance including the Standard & Poor's (S&P) 500 Index and the Dow Jones Industrial Average. Fund performance may also be compared, on a relative basis, to other funds in our fund family. This relative comparison, which may be based upon historical or expected fund performance, volatility or other fund characteristics, may be presented numerically, graphically or in text. Fund performance may also be combined or blended with other funds in our family, and that combined or blended performance may be compared to the same indices to which the fund may be compared.

    All performance information advertised by the fund is historical in nature and is not intended to represent or guarantee future results.


PROSPECTUS                                  INFORMATION REGARDING THE FUND   11


                      HOW TO ESTABLISH A GIFTRUST ACCOUNT

AMERICAN CENTURY INVESTMENTS

    Giftrust is a part of the American Century Investments family of mutual funds. Our family provides a full range of investment opportunities, from the aggressive equity growth funds in our Twentieth Century Group, to the fixed income funds in our Benham Group, to the moderate risk and specialty funds in our American Century Group. Please call 1-800-345-2021 for a brochure or prospectuses for the other funds in the American Century Investments family.


    To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If you would like additional copies of financial reports and prospectuses or separate mailing of account statements, please call us.


PURCHASE OF FUND SHARES


    The minimum initial gift to a Giftrust account is $500. Subsequent gifts to purchase additional shares made by check without using the investment slip portion of a confirmation from a previous gift must be in an amount of $250 or more. All other subsequent gifts must be in an amount of $50 or more.


    Once a Giftrust has matured, no future investments (other than reinvestments of distributions) may be made.

    You may make gifts in the following ways:

BY MAIL

    Send your completed Giftrust application and check or money order payable in U.S. dollars to American Century Investments.


    ADDITIONAL GIFTS. When making additional gifts by mail, please enclose your check with the investment slip portion of the confirmation of your previous gift, if available. If the investment slip is not available, indicate on your check or a separate piece of paper your name, address and the beneficiary's name and account number.


BY TELEPHONE

    Once the Giftrust account is open, additional gifts may be made by telephone. Please call American Century for further details.

BY WIRE


    You may make your initial investment by wiring funds. To do so, call us or mail a completed Giftrust application and provide your bank with the following information:


o RECEIVING BANK AND ROUTING NUMBER:
  Commerce Bank, N.A. (101000019)

o BENEFICIARY (BNF):
  American Century Services Corporation
  4500 Main St., Kansas City, Missouri 64111

o BENEFICIARY ACCOUNT NUMBER (BNF ACCT):
  2804918

o REFERENCE FOR BENEFICIARY (RFB):
  American Century account number into which you are investing. If more than one, leave blank and see Bank to Bank Information below.

o ORIGINATOR TO BENEFICIARY (OBI):
  Name and address of owner of account into which you are investing.

o BANK TO BANK INFORMATION
  (BBI OR FREE FORM TEXT):

    * Taxpayer identification or Social Security number

    * If more than one account, account numbers and amount to be invested in each account.


AUTOMATIC INVESTMENTS


    Once a Giftrust account is open, you may make additional gifts to the Giftrust account automatically by authorizing us to draw on your bank account regularly.


    You may change the date or amount of your automatic gift anytime by letter or telephone call to us at least five business days before the change is to become effective.


12   HOW TO ESTABLISH A GIFTRUST ACCOUNT           AMERICAN CENTURY INVESTMENTS


ADDITIONAL INFORMATION ABOUT GIFTS

    WE CANNOT ACCEPT GIFTS TO A GIFTRUST ACCOUNT SPECIFYING A CERTAIN PRICE, DATE OR NUMBER OF SHARES AND WILL RETURN THESE REQUESTS.

    Once you have mailed or otherwise transmitted your gift instruction to us, it may not be modified or cancelled.

    The fund reserves the right to suspend the offering of shares for a period of time, and the fund reserves the right to reject any specific gift instruction. Additionally, gift instructions and requests may be refused if, in the opinion of the manager, they are of a size that would disrupt the management of the fund.

SPECIAL SHAREHOLDER SERVICES

    As the grantor of a Giftrust, you may establish one or more special services designed to provide an easy way to do business with us. By electing these services on your application or by completing the appropriate forms, you may authorize:

    * Investments by phone; or

    * Automatic investments.

    Once a Giftrust matures, the beneficiary may authorize:

    * Exchanges or redemptions by phone; or

    * Redemptions in writing without a signature guarantee.


    With regard to the service that enables the beneficiary of a matured Giftrust to exchange and redeem by phone or in writing, and with respect to redemptions without a signature guarantee, the fund, its transfer agent and manager will not be responsible for any loss for instructions that they reasonably believe are genuine. We intend to employ reasonable procedures to confirm that instructions received by us, in fact, are genuine. Such procedures will include requiring personal information to verify the identity of callers, providing written confirmations of telephone transactions, and recording telephone calls. If we do not employ reasonable procedures to confirm the genuineness of instructions, then we may be liable for losses due to unauthorized or fraudulent instructions.


ONLINE ACCOUNT ACCESS

    You may contact us 24 hours a day, seven days a week, at www.americancentury.com to access daily share prices, receive updates on major market indexes and view historical performance. If you select "Full Services" on your application, the grantor and beneficiary can use a personal access code and account number to view account balances and account activity.

EXCHANGE OF FUND SHARES


    No exchanges out of a Giftrust account may be made prior to the maturity of the Giftrust account.

    As long as any minimum investment requirements are met, the beneficiary of a matured Giftrust may exchange his or her fund shares to our other funds up to six times per year per account. An exchange request will be processed as of the same day it is received, if it is received before the funds' net asset values are calculated, which is one hour prior to the close of the New York Stock Exchange for the funds issued by the American Century Target Maturities Trust, and at the close of the Exchange for all of our other funds. See "When Share Price is Determined," page 16.

    For any single exchange, the shares of each fund being acquired must have a value of at least $100. However, we will allow investors to set up an Automatic Exchange Plan between any two funds in the amount of at least $50 per month. See our Investor Services Guide for further information about exchanges.


    Exchanges may be requested by telephone or online access (if such services have been authorized) or by mail. Once an exchange request is mailed or otherwise transmitted to us, it is irrevocable and may not be modified or cancelled.

HOW TO REDEEM SHARES


    The fund will buy back ("redeem") shares of a matured Giftrust at any time. Redemptions will be made at the next net asset value determined after receipt of a redemption request from the beneficiary in good order. Proceeds from the redemption of shares will normally be transmitted on the first business day, but not later than the seventh day, following the date of redemption. Prior to the maturity of a Giftrust, redemptions are allowed only by the Trustee of the Giftrust, who is authorized by the Giftrust



PROSPECTUS                              HOW TO ESTABLISH A GIFTRUST ACCOUNT   13


    Agreement to make redemptions for the purpose of paying applicable fees, expenses and taxes of the Giftrust account.

BY MAIL


    The written instructions of a matured Giftrust beneficiary to redeem shares may be made either by a redemption form, which we will send to you upon request or by a letter to us.


    Certain redemptions may require a signature guarantee. See "Signature Guarantee," on this page.

BY TELEPHONE


    The beneficiary of a matured Giftrust may redeem shares by telephone if that service has been authorized by the beneficiary.


BY CHECK-A-MONTH


    If a Giftrust beneficiary has at least a $10,000 balance in his or her matured Giftrust account, he or she may redeem shares by Check-A-Month. A Check-A-Month plan automatically redeems enough shares each month to provide the beneficiary with a check for an amount he or she chooses (minimum $50). To set up a Check-A-Month plan or to request a brochure, the beneficiary should call an Investor Services Representative.


SIGNATURE GUARANTEE


    To protect accounts from fraud, some transactions require a signature guarantee. When a signature guarantee is required, the signature must be guaranteed by a domestic bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law. For a more in-depth explanation of our signature guarantee policy, or if you live outside the United States and would like to know how to obtain a signature guarantee, please consult our Investor Services Guide or call an Investor Services Representative. See "Telephone Services," on this page.

    We reserve the right to require a signature guarantee on any transaction, or to change this policy at any time.


REDEMPTION PROCEEDS


    Redemption proceeds may be sent to the beneficiary of a matured Giftrust in one of the following ways:

BY CHECK

    Ordinarily, all redemption checks will be made payable to the registered owner of the shares and will be mailed only to the address of record. For more information, the beneficiary of a mature Giftrust should refer to our Investor Services Guide.


BY WIRE AND ACH

    The beneficiary of a matured Giftrust may authorize us to transmit redemption proceeds by wire or by the automated bank clearinghouse (ACH). These services will be effective 15 days after we receive the authorization.


    The destination bank usually will receive wired funds within 48 hours of transmission. Funds transferred by ACH may be received up to seven days after transmission. Wired funds are subject to a $10 fee to cover bank wire charges, which is deducted from redemption proceeds.Once the funds are transmitted, the time of receipt and the availability of the funds are not within our control.


ADDITIONAL INFORMATION ABOUT REDEMPTIONS

    If the beneficiary of a matured Giftrust experiences difficulty in making a telephone redemption during periods of drastic economic or market changes, the redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after the request has been received, in good order, by us.

    We reserve the right to revise or terminate the telephone redemption privilege at any time.


    REDEMPTIONS SPECIFYING A CERTAIN DATE OR PRICE CANNOT BE ACCEPTED AND WILL BE RETURNED. ONCE YOU HAVE MAILED OR OTHERWISE TRANSMITTED YOUR INSTRUCTIONS TO US, THEY MAY NOT BE MODIFIED OR CANCELED.


    Until a Giftrust matures, only the Trustee, as the legal owner of the shares, may redeem them. The ability of the beneficiary to compel the Trustee to redeem the shares is subject to the terms of the Giftrust.

TELEPHONE SERVICES

INVESTORS LINE

    The grantor of a Giftrust or the beneficiary of the Giftrust, if of legal age (or if not of legal age, the beneficiary's parents) may reach an Investor Services Representative by calling us at 1-800-345-2021 from


14   HOW TO ESTABLISH A GIFTRUST ACCOUNT            AMERICAN CENTURY INVESTMENTS


7 a.m. to 7 p.m. Central time Monday through Friday. You may request information about our funds and a current prospectus, speak with an Investor Services Representative about his/her account, or get answers to any questions about the funds and the services we offer.

    UNUSUAL STOCK MARKET CONDITIONS HAVE IN THE PAST RESULTED IN AN INCREASE IN THE NUMBER OF SHAREHOLDER TELEPHONE CALLS. THOSE WHO EXPERIENCE DIFFICULTY IN REACHING US DURING SUCH PERIODS, SHOULD CONSIDER SENDING TRANSACTION INSTRUCTIONS BY MAIL, EXPRESS MAIL OR COURIER SERVICE, OR USING OUR AUTOMATED INFORMATION LINE, IF THE CALLER HAS REQUESTED AND RECEIVED AN ACCESS CODE AND IS NOT ATTEMPTING TO REDEEM SHARES.

AUTOMATED INFORMATION LINE

    American Century's 24-hour Automated Information Line allows you to access hourly market quotes, fund prices and total returns by calling 1-800-345-8765. The beneficiary of a matured Giftrust may also obtain an access code that will allow him/her to use the Automated Information Line to make exchange transactions and obtain information about share balance, account value and the most recent transaction. REDEMPTION TRANSACTIONS CANNOT BE MADE ON THE AUTOMATED INFORMATION LINE. Please call us at 1-800-345-2021 for more information on how to obtain an access code for our Automated Information Line.

HOW TO CHANGE THE ADDRESS OF RECORD

    The grantor of a Giftrust or the beneficiary of the Giftrust, if of legal age (or if not of legal age, the beneficiary's parents) may notify us of changes in the address of record for the Giftrust account either by writing us or calling our Investors Line. Because the address of record impacts every piece of information we send to you, you are urged to notify us promptly of any change of address.

REPORTS TO SHAREHOLDERS


    At the end of each calendar quarter, we will send to the address of record for the Giftrust account a statement with the complete year-to-date information on activity in the account. The grantor, or the beneficiary, if of legal age (or if not of legal age, the beneficiary's parents) may at any time also request a statement of account activity to be sent to them.

    With the exception of most automatic transactions, each time an investment, redemption or exchange of shares is made, we will send to the address of record for the Giftrust account a confirmation of the transaction. Automatic investment purchases and exchanges made in an automatic exchange plan will be confirmed on the next quarterly statement.

    PLEASE CAREFULLY REVIEW ALL THE INFORMATION RELATING TO TRANSACTIONS IN THE STATEMENTS AND CONFIRMATIONS TO ENSURE THAT INSTRUCTIONS HAVE BEEN ACTED ON PROPERLY. PLEASE NOTIFY US IMMEDIATELY IN WRITING IF THERE IS AN ERROR. IF YOU FAIL TO PROVIDE NOTIFICATION OF AN ERROR WITH REASONABLE PROMPTNESS (I.E., WITHIN 30 DAYS OF NON-AUTOMATIC TRANSACTIONS OR WITHIN 30 DAYS OF THE DATE OF THE QUARTERLY STATEMENT IN THE CASE OF THE AUTOMATIC TRANSACTIONS NOTED ABOVE) WE WILL DEEM THE TRANSACTION TO BE RATIFIED.


    Each year, we will send to the address of record for the Giftrust account an annual and semiannual report relating to Giftrust, each of which is incorporated herein by reference. The annual report includes audited financial statements and a list of securities in the Giftrust portfolio as of the fiscal year end. The semiannual report includes unaudited financial statements for the first six months of the fiscal year end, as well as a list of portfolio securities at the end of the period. We will also send an updated Prospectus at least once annually to the address of record for the Giftrust accounts. Please review these materials carefully as they will help you understand your fund.


    No later than January 31 of each year, we will send to the address of record for each matured Giftrust account, when applicable, the following reports, which may be used in completing U.S. income tax returns:


FORM 1099-DIV


    Taxable distributions during the preceding year are reported on Form 1099-DIV. (If the beneficiary does not receive taxable distributions in the previous year, he or she will not receive a 1099-DIV.)


FORM 1099-B


    Proceeds paid on redemptions during the preceding year are reported on Form 1099-B.



PROSPECTUS                             HOW TO ESTABLISH A GIFTRUST ACCOUNT   15


                    ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE

WHEN SHARE PRICE IS DETERMINED


    The price of Giftrust shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of the fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds, except funds issued by the American Century Target Maturities Trust, net asset value is determined as of the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. The net asset values for Target Maturities funds are determined one hour prior to the close of the Exchange.

    Gifts and requests to redeem or exchange shares will receive the share price next determined after receipt by us of the gift, redemption or exchange request. For example, gifts and requests to redeem or exchange shares received by us or one of our agents or designees before the time as of which the net asset value of the fund is determined, are effective on, and will receive the price determined, that day. Gifts, redemption and exchange requests received thereafter are effective on, and receive the price determined as of, the close of the Exchange on the next day the Exchange is open.


    Investments are considered received from the Trustee only when the payment representing gifts by a grantor are received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the time as of which the net asset value of the fund is determined.

    Gifts by telephone pursuant to an authorization for us to draw on a bank account are considered received at the time of the telephone call.

    Gifts and transaction instructions received by us on any business day by mail prior to the time as of which the net asset value of the fund is determined, will receive that day's price. Gifts and instructions received after that time will receive the price determined on the next business day.

HOW SHARE PRICE IS DETERMINED

    The valuation of assets for determining net asset value may be summarized as follows:

    The portfolio securities of the fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

    The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the New York Stock Exchange if that is earlier. That value is then converted to dollars at the prevailing foreign exchange rate.

    Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the New York Stock Exchange is open. If an event were to occur after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, then that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors.


16   ADDITIONAL INFORMATION YOU SHOULD KNOW         AMERICAN CENTURY INVESTMENTS


    Trading of these securities in foreign markets may not take place on every New York Stock Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the New York Stock Exchange is not open and on which a fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of the fund's portfolio may be affected on days when shares of the fund may not be purchased or redeemed.

WHERE TO FIND INFORMATION ABOUT SHARE PRICE


    The net asset values of the Investor Class of our funds are published in leading newspapers daily. The net asset value may also be obtained by calling us or by accessing our Web site (www.americancentury.com).


DISTRIBUTIONS

    In general, distributions from net investment income and net realized securities gains, if any, are declared and paid annually on or before December 31, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the Investment Company Act.

    Distributions on shares of Giftrust accounts will not be paid in cash and will be reinvested.

    A distribution on shares of the fund does not increase the value of shares or total return. At any given time the value of shares includes the undistributed net gains, if any, realized by the fund on the sale of portfolio securities, and undistributed dividends and interest received, less fund expenses.

    Because such gains and dividends are included in the value of shares, when they are distributed the value of shares is reduced by the amount of the distribution. If shares are bought just before the distribution, the full price will be paid for the shares, and then a portion of the purchase price will be distributed as a taxable distribution. See "Taxes," this page.

TAXES

    The fund has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders it pays no income tax.


    Distributions of net investment income and net short-term capital gains are taxable as ordinary income. The dividends from net income may qualify for the 70% dividends received deduction for corporations to the extent that the fund held shares receiving the dividend for more than 45 days. Distributions from gains on assets held greater than 12 months but no more than 18 months (28% rate gain) and/or assets held greater than 18 months (20% rate gain) are taxable as long-term gains regardless of the length of time you have held the shares.


    Dividends and interest received by the fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Foreign countries generally do not impose taxes on capital gains in respect of investments by non-resident investors. The foreign taxes paid by the fund will reduce its dividends.


    If more than 50% of the value of the fund's total assets at the end of each quarter of its fiscal year consists of securities of foreign corporations, the fund may qualify for and make an election with the Internal Revenue Service with respect to such fiscal year so that fund shareholders may be able to claim a foreign tax credit in lieu of a deduction for foreign income taxes paid by the fund. If such an election is made, the foreign taxes paid by the fund will be treated as income received by shareholders. In order for the shareholder to utilize the foreign tax credit, the mutual fund shares must have been held for 16 days or more during the 30-day period, beginning 15 days prior to the ex-dividend date for the mutual fund shares. The mutual fund must meet a similar holding period requirement with respect to foreign securities to which a dividend is attributable. Any portion of the foreign tax credit which is ineligible as a result of the fund not meeting the holding period requirement will be separately disclosed and may be eligible as an itemized deduction.

    If the fund purchases the securities of certain foreign investment funds or trusts called passive foreign investment companies (PFIC), capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long the fund holds its investment.



PROSPECTUS                           ADDITIONAL INFORMATION YOU SHOULD KNOW   17



The fund may also be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. In the
alternative,   the  fund  may  elect  to  recognize  cumulative  gains  on  such investments as of the last day of its fiscal year and distribute it to shareholders. Any distributions attributable to a PFIC is ordinary income.

    Distributions are taxable, even if the value of the shares is below their cost. If shares are purchased shortly before a distribution, income taxes must be paid on the distribution, even though the value of the investment (plus cash received, if any) will not have increased. In addition, the share price at the time shares are purchased may include unrealized gains in the securities held in the investment portfolio of the fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid as a distribution of capital gains and will be taxable as short-term or long-term capital gains (28% and/or 20% rate gain).


    In January of the year following the distribution, we will send, when applicable, a Form 1099-DIV notifying the beneficiary of a matured Giftrust of the status of distributions for federal income tax purposes.

    Distributions may also be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if received directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders.

    If the beneficiary of a matured Giftrust has not complied with certain provisions of the Internal Revenue Code and Regulations, we are required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require the beneficiary of a matured Giftrust to certify that the Social Security number or tax identification number provided is correct and that he/she is not subject to 31% withholding for previous under-reporting to the IRS. The beneficiary of a matured Giftrust will be asked to make the appropriate certification upon maturity of the Giftrust.


    Redemption of Giftrust shares (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders will generally recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be considered long-term subject to tax at a maximum rate of 28% (28% rate gain/loss) if shareholders have held such shares for a period of more than 12 months but no more than 18 months and long-term subject to tax at a maximum rate of 20%, minimum of 10% (20% rate gain/loss) if shareholders have held such shares for a period of more than 18 months.

    Because it is a gift of a future interest, an investment in a Giftrust does not qualify for the annual gift tax exclusion of $10,000 (indexed for inflation after 1998). If you give a Giftrust, you must file a United States Gift Tax Return. If you make additional investments in subsequent years, a Gift Tax Return must be filed for each year's gift. No gift tax is payable until your cumulative lifetime gifts exceed the exemption equivalent of $625,000 (beginning in 1998 and increasing to $1 million in 2006). Each gift is applied against the exemption equivalent that would otherwise be available in the future.

    The income of a Giftrust account is exempt from federal income tax until it exceeds $100. The Trustee of the Giftrust files federal and state income tax returns and pays the income tax out of the assets of the trust. A $10 fee will be charged against a Giftrust account in each year that the Trustee files a tax return on behalf of such account. The distribution to the beneficiary at the maturity of a Giftrust established before March 1, 1984 may be subject to the throwback rules under the Internal Revenue Code. The throwback rules may create additional tax liability for a beneficiary who is age 21 or older at the time the Giftrust matures. More than one trust for the same beneficiary may be subject to the provisions of the Internal Revenue Code with respect to multiple trusts. Distributions to beneficiaries of a Giftrust account established after March 1, 1984 are not subject to the throwback rules.


    The tax laws applicable to trusts in general are quite complex. You should consider consulting your tax advisor or attorney before opening a Giftrust account.

18   ADDITIONAL INFORMATION YOU SHOULD KNOW         AMERICAN CENTURY INVESTMENTS


MANAGEMENT

INVESTMENT MANAGEMENT

    Under the laws of the State of Maryland, the Board of Directors is responsible for managing the business and affairs of the fund. Acting pursuant to an investment management agreement entered into with the fund, American Century Investment Management, Inc. serves as the investment manager of the fund. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.

    The manager supervises and manages the fund's investment portfolios and directs the purchase and sale of its investment securities. It utilizes a team of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the fund's portfolios as it deems appropriate in pursuit of the fund's investment objectives. Individual portfolio manager members of the team may also adjust portfolio holdings of the fund as necessary between team meetings.

    The portfolio manager members of the team managing Giftrust and their work experience for the last five years are as follows:


    CHRISTOPHER K. BOYD, Vice President and Portfolio Manager, joined American Century in January 1998. With the exception of 1997, Mr. Boyd has been with American Century since March 1988 and served as a Portfolio Manager since December 1992. During 1997, Mr. Boyd was in private practice as an investment advisor.


    JOHN D. SEITZER, Portfolio Manager, joined American Century in June 1993 as an Investment Analyst, a position he held until July 1996. At that time he was promoted to Portfolio Manager. Prior to joining American Century, Mr. Seitzer attended Indiana University from August 1991 to June 1993, where he obtained his MBA degree.

    The activities of the manager are subject only to directions of the fund's Board of Directors. The manager pays all the expenses of the fund except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.

    For the services provided to the fund, the manager receives an annual fee of 1% of the average net assets of the fund.

    On the first business day of each month, the fund pays a management fee to the manager for the previous month at the rate specified. The fee for the previous month is calculated by multiplying the applicable fee for the fund by the aggregate average daily closing value of the series' net assets during the previous month, and further multiplying that product by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

CODE OF ETHICS

    The fund and the manager have adopted a Code of Ethics that restricts personal investing practices by employees of the manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the fund's portfolios obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of fund shareholders come before the interests of the people who manage those funds.

TRANSFER AND ADMINISTRATIVE SERVICES

    American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend-paying agent for the fund. It provides facilities, equipment and personnel to the fund, and is paid for such services by the manager.

    The manager and the transfer agent are both wholly-owned by American Century Companies, Inc. James E. Stowers Jr., Chairman of the fund's Board of Directors, controls American Century Companies by virtue of his ownership of a majority of its common stock.


    Pursuant  to  a  Sub-Administration   Agreement  with  the  manager,   Funds
Distributor, Inc. (FDI) serves as the Co-Administrator for the fund. FDI is responsible for (i) providing certain officers of the fund and



PROSPECTUS                           ADDITIONAL INFORMATION YOU SHOULD KNOW   19



(ii) reviewing and filing marketing and sales literature on behalf of the fund. The fees and expenses of FDI are paid by the manager out of its unified fee.

DISTRIBUTION OF FUND SHARES

    The fund's shares are distributed by FDI, a registered broker-dealer. FDI is a wholly-owned indirect subsidiary of Boston Institutional Group, Inc. FDI's principal business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109. The Investor Class of shares does not pay any commissions or sales loads to the distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of fund shares.

    Investors may open accounts with American Century only through the distributor. All purchase transactions in the fund offered by this Prospectus are processed by the transfer agent, which is authorized to accept any instructions relating to fund accounts. All purchase orders must be accepted by the distributor. All fees and expenses of FDI in acting as distributor for the fund is paid by the manager.


FURTHER INFORMATION ABOUT AMERICAN CENTURY

    American Century Mutual Funds, Inc., the issuer of the fund, was organized as a Maryland corporation on July 2, 1990. The corporation commenced operations on February 28, 1991, the date it merged with Twentieth Century Investors, Inc., a Delaware corporation which had been in business since October 1958. Pursuant to the terms of the Agreement and Plan of Merger dated July 27, 1990, the Maryland corporation was the surviving entity and continued the business of the Delaware corporation with the same officers and directors, the same shareholders and the same investment objectives, policies and restrictions.

    The principal office of the fund is American Century Tower, 4500 Main Street, P.O. Box 419200, Kansas City, Missouri 64141-6200. All inquiries may be made by mail to that address, or by phone to 1-800-345-2021 (international calls: 816-531-5575).


    American Century Mutual Funds issues 13 series of $.01 par value shares. Each series is commonly referred to as a fund. The assets belonging to each series of shares are held separately by the custodian.


    Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except for those matters which must be voted on separately by the series or class of shares affected. Matters affecting only one series or class are voted upon only by that series or class.

    Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of directors can elect all of the directors if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Directors.

    Unless required by the Investment Company Act, it will not be necessary for the fund to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of directors or the appointment of auditors. However, pursuant to the fund's by-laws, the holders of shares representing at least 10% of the votes entitled to be cast may request a special meeting of shareholders. We will assist in the communication with other shareholders.

    WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.


20   ADDITIONAL INFORMATION YOU SHOULD KNOW         AMERICAN CENTURY INVESTMENTS


                                     NOTES


                                                                     NOTES   21


P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962


WWW.AMERICANCENTURY.COM


                            [american century logo]
                                    American
                                Century(reg.sm)

9803           [recycled logo]
SH-BKT-11412      Recycled

                                   PROSPECTUS

                            [american century logo]
                                    American
                                Century(reg.sm)


                                 MARCH 1, 1998


                                    BENHAM
                                 GROUP(reg.tm)

                                 Cash Reserve

INVESTOR CLASS

                         AMERICAN CENTURY INVESTMENTS

                                FAMILY OF FUNDS

    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

AMERICAN CENTURY INVESTMENTS
--------------------------------------------------------------------------------
      BENHAM GROUP              AMERICAN CENTURY       TWENTIETH CENTURY GROUP
                                      GROUP
--------------------------------------------------------------------------------
      MONEY MARKET FUNDS        ASSET ALLOCATION &            GROWTH FUNDS
    GOVERNMENT BOND FUNDS         BALANCED FUNDS          INTERNATIONAL FUNDS
    DIVERSIFIED BOND FUNDS  CONSERVATIVE EQUITY FUNDS
     MUNICIPAL BOND FUNDS       SPECIALTY FUNDS
--------------------------------------------------------------------------------
        Cash Reserve



                                  PROSPECTUS
                                 MARCH 1, 1998


                                 Cash Reserve
                                INVESTOR CLASS

                      AMERICAN CENTURY MUTUAL FUNDS, INC.

    American Century Mutual Funds, Inc. is a part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. One of the money market funds from our Benham Group is described in this Prospectus. Its investment objective is listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.

    Through its Investor Class of shares, American Century offers investors a full line of no-load funds, investments that have no sales charges or commissions.


    This Prospectus gives you information about the fund that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated March 1, 1998, and filed with the Securities and Exchange Commission. It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:

                          AMERICAN CENTURY INVESTMENTS
                       4500 Main Street * P.O. Box 419200
                Kansas City, Missouri 64141-6200 * 1-800-345-2021
                        International calls: 816-531-5575
                     Telecommunications Device for the Deaf:
                   1-800-634-4113 * In Missouri: 816-444-3485
                        Internet: www.americancentury.com


    Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS                                                                    1


                       INVESTMENT OBJECTIVE OF THE FUND

AMERICAN CENTURY - BENHAM CASH RESERVE FUND

    Cash Reserve is a money market fund which seeks to obtain maximum current income consistent with the preservation of principal and maintenance of liquidity. The fund intends to pursue its investment objective by investing substantially all of its assets in a portfolio of money market instruments and maintaining a weighted average maturity of not more than 90 days.

    INVESTMENTS IN THE FUND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT OR ANY OTHER AGENCY. THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A $1.00 SHARE PRICE.

  There is no assurance that the fund will achieve its investment objective.

NO PERSON IS AUTHORIZED BY THE FUND TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUND, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


2   INVESTMENT OBJECTIVE                           AMERICAN CENTURY INVESTMENTS


                               TABLE OF CONTENTS

Investment Objective of the Fund ............................................  2
Transaction and Operating Expense Table .....................................  4
Financial Highlights ........................................................  5

INFORMATION REGARDING THE FUND


Investment Policies of the Fund .............................................  6
   Cash Reserve .............................................................  6
Other Investment Practices, Their
   Characteristics and Risks ................................................  6
   Repurchase Agreements ....................................................  6
   Derivative Securities ....................................................  7
   Foreign Securities .......................................................  7
   When-Issued Securities ...................................................  8
   Rule 144A Securities .....................................................  8
   Investments in Companies with
      Limited Operating History .............................................  8
Performance Advertising .....................................................  8


HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

American Century Investments ................................................ 10
Investing in American Century ............................................... 10
How to Open an Account ...................................................... 10
      By Mail ............................................................... 10
      By Wire ............................................................... 10
      By Exchange ........................................................... 11
      In Person ............................................................. 11
   Subsequent Investments ................................................... 11
      By Mail ............................................................... 11
      By Telephone .......................................................... 11
      By Online Access ...................................................... 11
      By Wire ............................................................... 11
      In Person ............................................................. 11
   Automatic Investment Plan ................................................ 11
How to Exchange from One Account to Another ................................. 11
      By Mail ............................................................... 12
      By Telephone .......................................................... 12
      By Online Access ...................................................... 12
How to Redeem Shares ........................................................ 12
      By Mail ............................................................... 12
      By Telephone .......................................................... 12
      By Check-A-Month ...................................................... 12
      Other Automatic Redemptions ........................................... 12
   Redemption Proceeds ...................................................... 12
      By Check .............................................................. 12
      By Wire and ACH ....................................................... 12
   Redemption of Shares in Low-Balance Accounts ............................. 12
Signature Guarantee ......................................................... 13
Special Shareholder Services ................................................ 13
      Automated Information Line ............................................ 13
      CheckWriting .......................................................... 13
      Online Account Access ................................................. 13

      Open Order Service .................................................... 14
      Tax-Qualified Retirement Plans ........................................ 14
Important Policies Regarding Your Investments ............................... 14
Reports to Shareholders ..................................................... 15
Employer-Sponsored Retirement Plans and
   Institutional Accounts ................................................... 15

ADDITIONAL INFORMATION YOU SHOULD KNOW

Share Price ................................................................. 16
   When Share Price Is Determined ........................................... 16
   How Share Price Is Determined ............................................ 16
   Where to Find Yield Information .......................................... 16
Distributions ............................................................... 16
Taxes ....................................................................... 17
   Tax-Deferred Accounts .................................................... 17
   Taxable Accounts ......................................................... 17
Management .................................................................. 18
   Investment Management .................................................... 18
   Code of Ethics ........................................................... 19
   Transfer and Administrative Services ..................................... 19
Distribution of Fund Shares ................................................. 19
Further Information About American Century .................................. 20


PROSPECTUS                                                TABLE OF CONTENTS   3


                    TRANSACTION AND OPERATING EXPENSE TABLE

                                                                        Cash
                                                                       Reserve

SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Load Imposed on Purchases ...............................  none
Maximum Sales Load Imposed on Reinvested Dividends ....................  none
Deferred Sales Load ...................................................  none
Redemption Fee(1) .....................................................  none
Exchange Fee ..........................................................  none

ANNUAL FUND OPERATING EXPENSES (as a percentage of net assets):


Management Fees(2)(3) ................................................. 0.60%
12b-1 Fees ............................................................  none
Other Expenses(4) ..................................................... 0.00%
Total Fund Operating Expenses(2) ...................................... 0.60%


EXAMPLE:

You would pay the following expenses on a                     1 year     $ 6
$1,000 investment, assuming a 5% annual return and           3 years      19
redemption at the end of each time period:                   5 years      33
                                                            10 years      75


(1) Redemption proceeds sent by wire are subject to a $10 processing fee.

(2) Effective February 1, 1998, the manager has voluntarily agreed to temporarily waive 0.10% of the management fee for the fund until May 31, 1998. On June 1, 1998, the annual unified management fee and total fund operating expenses will revert to 0.60%.

(3) A portion of the management fee may be paid by the funds' manager to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the manager. See "Management--Transfer and Administrative Services," page 19.


(4) Other expenses, which include the fees and expenses (including legal counsel fees) of those directors who are not "interested persons" as defined in the Investment Company Act, were less than 0.01 of 1% of average net assets for the most recent fiscal year.

    The purpose of the table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of Cash Reserve offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations.

    NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The shares offered by this Prospectus are Investor Class shares and have no up-front or deferred sales charges, commissions, or 12b-1 fees. The fund offers two other classes of shares, primarily to institutional investors, that have different fee structures than the Investor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. A difference in fees will result in different performance for the other classes. For additional information about the various classes, see "Further Information About American Century," page 20.


4   TRANSACTION AND OPERATING EXPENSE TABLE         AMERICAN CENTURY INVESTMENTS


                             FINANCIAL HIGHLIGHTS

                                 CASH RESERVE

  The Financial Highlights for the fiscal year ended October 31, 1997, have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the fiscal years ended on or before October
31, 1996, have been audited by other independent auditors whose report thereon is incorporated by reference into the Statement of Additional Information. The information presented is for a share outstanding throughout the years ended
October 31.


                                   1997     1996      1995      1994     1993(1)   1992(1)   1991(1)   1990(1)  1989(1)   1988(1)

PER-SHARE DATA

Net Asset Value,
Beginning of Year ...............  $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00    $1.00     $1.00     $1.00
                                  ------    ------    ------    ------    ------    ------    ------   ------    ------    ------
Income From Investment Operations

   Net Investment Income ........   0.05      0.05      0.05      0.03      0.02      0.04      0.06     0.07      0.08      0.07
                                  ------    ------    ------    ------    ------    ------    ------   ------    ------    ------
Distributions

   From Net Investment Income ... (0.05)    (0.05)    (0.05)    (0.03)    (0.02)    (0.04)    (0.06)   (0.07)    (0.08)    (0.07)
                                  ------    ------    ------    ------    ------    ------    ------   ------    ------    ------
Net Asset Value, End of Year ....  $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00    $1.00     $1.00     $1.00
                                  ======    ======    ======    ======    ======    ======    ======   ======    ======    ======
   Total Return(2) ..............  5.04%     4.99%     5.38%     3.21%     2.30%     3.74%     5.95%    7.67%     8.66%     6.73%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets ..............  0.68%     0.70%     0.70%     0.80%     1.00%   0.98%(3)   0.97%(3)  1.00%     1.00%     1.00%

Ratio of Net Investment
Income to Average
Net Assets ......................  4.93%     4.88%     5.27%     3.18%     2.30%     3.62%     5.75%    7.40%     8.35%     6.52%

Net Assets, End of
Year (in millions) .............. $1,176    $1,347    $1,470    $1,299    $1,256    $1,488    $1,236     $954      $639      $489

(1) The data presented has been restated to give effect to a 100 for 1 stock split in the form of a stock dividend that occurred on November 13, 1993.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any.

(3) Expenses are shown net of management fees waived by the manager for low-balance account fees collected during period.


PROSPECTUS                                             FINANCIAL HIGHLIGHTS   5


                        INFORMATION REGARDING THE FUND

INVESTMENT POLICIES OF THE FUND

    The fund has adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objective of the fund identified on page 2 of this Prospectus, and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The fund has implemented additional investment policies and practices to guide its activities in the pursuit of its respective investment objectives. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

    For an explanation of the securities ratings referred to in the following discussion, see "An Explanation of Fixed Income Securities Ratings" in the Statement of Additional Information.

CASH RESERVE

    Cash Reserve seeks to obtain a level of current income consistent with preservation of capital and maintenance of liquidity. Cash Reserve is designed for investors who want income and no fluctuation in their principal.

    Cash Reserve expects, but cannot guarantee, that it will maintain a constant share price of $1.00. The fund follows industry-standard guidelines on the quality and maturity of its investments, purchasing only securities having remaining maturities of not more than 13 months and by maintaining a weighted average portfolio maturity of not more than 90 days.

    Cash Reserve invests substantially all of its assets in a diversified portfolio of U.S. dollar denominated high quality money market instruments, consisting of:

  (1) Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities;

  (2) Commercial Paper;

  (3) Certificates of Deposit and Euro Dollar Certificates of Deposit;

  (4) Bankers' Acceptances;

  (5) Short-term notes, bonds, debentures, or other debt instruments; and

  (6) Repurchase agreements.

    These classes of securities may be held in any proportion, and such proportion may vary as market conditions change.


    All portfolio holdings are limited to those which at the time of purchase have received a rating from two nationally recognized securities ratings organizations in one of their two highest short-term categories (including any sub-categories or gradations indicating relative standing), or if they have no short-term rating or are rated by only one rating agency, are of comparable quality to such a rated security, as determined or ratified by the fund's Board of Directors.


OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS
AND RISKS

    For additional information, see "Additional Investment Restrictions" in the Statement of Additional Information.

REPURCHASE AGREEMENTS

    The fund may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of the fund.

    A repurchase agreement occurs when, at the time the fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934) agrees to repurchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund's money is invested in the security.

    Since the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The fund's risk is the ability of the seller to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would


6   INFORMATION REGARDING THE FUND                  AMERICAN CENTURY INVESTMENTS


reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.

    The fund will limit repurchase agreement transactions to securities issued by the U.S. government, its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the funds' Board of Directors.

    The fund may invest in repurchase agreements with respect to any security in which the fund is authorized to invest, even if the remaining maturity of the underlying security would make that security ineligible for purchase by such fund. The fund will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

DERIVATIVE SECURITIES

    To the extent permitted by its investment objectives and policies, the fund may invest in securities that are commonly referred to as "derivative" securities. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Certain derivative securities are more accurately described as "index/ structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators ("reference indices").

    Some   "derivatives"  such  as   mortgage-related   and  other  asset-backed
securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

    There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

    The fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund.

    The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

    There  are  a  range  of  risks  associated  with  derivative   investments,
including:

    * the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio manager anticipates;


    * the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired; and

    * the risk that the counterparty will fail to perform its obligations.

    The Board of Directors has approved the manager's policy regarding investments in derivative securities. That policy specifies factors that must be considered in connection with a purchase of derivative securities. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made. The manager will report on fund activity in derivative securities to the Board of Directors as necessary. In addition, the Board will review the manager's policy for investments in derivative securities annually.


FOREIGN SECURITIES

    The fund may invest an unlimited amount of its assets in the securities of foreign issuers, including foreign governments, when these securities meet its standards of selection. Securities of foreign issuers may trade in the U.S. or foreign securities markets. The fund will limit its purchase of debt securities to U.S. dollar denominated obligations. Such securities will be primarily from developed markets.


    Investments in foreign securities may present certain risks, including those resulting from future political and economic developments, clearance and settlement risk, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers.



PROSPECTUS                                    INFORMATION REGARDING THE FUND   7


WHEN-ISSUED SECURITIES


    The fund may sometimes purchase new issues of securities on a when-issued basis without the limit when, in the opinion of the manager, such purchases will further the investment objectives of the fund. The price of when-issued securities is established at the time commitment to purchase is made. Delivery of and payment for these securities typically occurs 1 to 14 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of each security may decline prior to delivery, which could result in a loss to the fund. A separate account for the fund consisting of cash or high-quality liquid debt securities in an amount at least equal to the when-issued commitments will be established and maintained with the custodian. No income will accrue to the fund prior to delivery.


RULE 144A SECURITIES

    The fund may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the fund's criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.

    With respect to securities eligible for resale under Rule 144A, the staff of the Securities and Exchange Commission has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. The staff also acknowledges that, while the board retains ultimate responsibility, it may delegate this function to the manager. Accordingly, the board has established guidelines and procedures for determining the liquidity of Rule 144A securities and has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the manager. The board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

    Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and the fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the manager will consider appropriate remedies to minimize the effect on the fund's liquidity. The fund may not invest more than 10% of its assets, in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of fund shares).


INVESTMENTS IN COMPANIES WITH LIMITED OPERATING HISTORY

    The fund may invest in the securities of issuers with limited operating history. The manager considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation.

    Investments in securities of issuers with limited operating history may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating history and financial information upon which the manager may base its investment decision on behalf of the fund. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

    Cash Reserve will not invest more than 5% of its total assets in the securities of issuers with less than a three-year operating history. The manager will consider periods of capital formation, incubation, consolidation, and research and development in determining whether a particular issuer has a record of three years of continuous operation.


PERFORMANCE ADVERTISING

    From time to time, the fund may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return, yield and effective yield. Performance data may be quoted separately for the Investor Class and for the other classes offered by the funds.

    Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions,


8   INFORMATION REGARDING THE FUND                  AMERICAN CENTURY INVESTMENTS


over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the fund's cumulative total return over the same period if the fund's performance had remained constant throughout.

    A quotation of yield reflects a fund's income over a stated period of time expressed as a percentage of the fund's share price. In the case of Cash Reserve, yield is calculated by measuring the income generated by an investment in the fund over a seven-day period (net of fund expenses). This income is then "annualized." That is, the amount of income generated by the investment over the seven-day period is assumed to be generated over each similar period each week throughout a full year and is shown as a percentage of the investment. The
"effective yield" is calculated in a similar manner but, when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment.

    Yields are calculated according to accounting methods that are standardized in accordance with SEC rules for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, the fund's yield may not equal the income paid on your shares or the income reported in the fund's financial statements.

    The fund may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services or Donoghue's Money Fund Report) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, fund performance may be compared to well-known indices of market performance including the Donoghue's Money Fund Average and the Bank Rate Monitor National Index of 2-1/2-year CD rates. Fund performance may also be compared, on a relative basis, to other funds in our fund family. This relative comparison, which may be based upon historical or expected fund performance, volatility or other fund characteristics, may be presented numerically, graphically or in text. Fund performance may also be combined or blended with other funds in our fund family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.

    All performance information advertised by the fund is historical in nature and is not intended to represent or guarantee future results.


PROSPECTUS                                   INFORMATION REGARDING THE FUND   9


                HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

 AMERICAN CENTURY INVESTMENTS

    The Cash Reserve Fund is a part of the American Century Investments family of mutual funds. Our family provides a full range of investment opportunities, from the aggressive equity growth funds in our Twentieth Century Group, to the fixed income funds in our Benham Group, to the moderate risk and specialty funds in our American Century Group. Please call 1-800-345-2021 for a brochure or prospectuses for the other funds in the American Century Investments family.


    To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If you would like additional copies of financial reports and prospectuses or separate mailing of account statements, please call us.


INVESTING IN AMERICAN CENTURY

    The following section explains how to invest in American Century funds, including purchases, redemptions, exchanges and special services. You will find more detail about doing business with us by referring to the Investor Services Guide that you will receive when you open an account.

    If you own or are considering purchasing fund shares through an employer-sponsored retirement plan or through a bank, broker-dealer or other financial intermediary, the following sections, as well as information contained in our Investor Services Guide, may not apply to you. Please read "Employer-Sponsored Retirement Plans and Institutional Accounts," page 15.

HOW TO OPEN AN ACCOUNT

    To open an account, you must complete and sign an application, furnishing your taxpayer identification number. (You must also certify whether you are subject to withholding for failing to report income to the IRS.) Investments received without a certified taxpayer identification number will be returned.

    The minimum investment is $2,500 ($1,000 for IRA accounts).

    The minimum investment requirements may be different for some types of retirement accounts. Call one of our Investor Services Representatives for information on our retirement plans, which are available for individual investors or for those investing through their employers.

    PLEASE NOTE: IF YOU REGISTER YOUR ACCOUNT AS BELONGING TO MULTIPLE OWNERS (E.G., AS JOINT TENANTS), YOU MUST PROVIDE US WITH SPECIFIC AUTHORIZATION ON YOUR APPLICATION IN ORDER FOR US TO ACCEPT WRITTEN OR TELEPHONE INSTRUCTIONS FROM A SINGLE OWNER. OTHERWISE, ALL OWNERS WILL HAVE TO AGREE TO ANY TRANSACTIONS THAT INVOLVE THE ACCOUNT (WHETHER THE TRANSACTION REQUEST IS IN WRITING OR OVER THE TELEPHONE).

    You may invest in the following ways:

BY MAIL

    Send a completed application and check or money order payable in U.S. dollars to American Century Investments.

BY WIRE

    You may make your initial  investment by wiring funds.  To do so, call us or
mail  a  completed   application  and  provide  your  bank  with  the  following information:

o RECEIVING BANK AND ROUTING NUMBER:
  Commerce Bank, N.A. (101000019)

o BENEFICIARY (BNF):
  American Century Services Corporation
  4500 Main St., Kansas City, Missouri 64111

o BENEFICIARY ACCOUNT NUMBER (BNF ACCT):
  2804918

o REFERENCE FOR BENEFICIARY (RFB):
  American Century account number into which you are investing. If more than one, leave blank and see Bank to Bank Information below.

o ORIGINATOR TO BENEFICIARY (OBI):
  Name and address of owner of account into which you are investing.


10 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


o BANK TO BANK INFORMATION (BBI OR FREE FORM TEXT):

   * Taxpayer identification or Social Security number.

   * If more than one account, account numbers and amount to be invested in each account.


   * Current  tax year,  previous  tax year or rollover  designation  if an IRA.
     Specify  whether   Traditional  IRA,  Roth  IRA,  Education  IRA,  SEP-IRA,
     SARSEP-IRA, SIMPLE Employer or SIMPLE Employee.


BY EXCHANGE

    Call 1-800-345-2021 from 7 a.m. to 7 p.m. Central time to get information on opening an account by exchanging from another American Century account. See this page for more information on exchanges.

IN PERSON

    If you prefer to work with a representative in person, please visit one of our Investor Centers, located at:

    4500 Main Street
    Kansas City, Missouri 64111


    4917 Town Center Drive
    Leawood, Kansas 66211


    1665 Charleston Road
    Mountain View, California 94043

    2000 S. Colorado Blvd.
    Denver, Colorado 80222

SUBSEQUENT INVESTMENTS


    Subsequent investments may be made by an automatic bank, payroll or government direct deposit (see "Automatic Investment Plan," on this page) or by any of the methods below. The minimum investment requirement for subsequent investments: $250 for checks submitted without the investment slip portion of a previous statement or confirmation, $50 for all other types of subsequent investments.


BY MAIL


    When making subsequent investments, enclose your check with the investment slip portion of a previous statement or confirmation. If the investment slip is not available, indicate your name, address and account number on your check or a separate piece of paper. (Please be aware that the investment minimum for subsequent investments is higher without an investment slip.)


BY TELEPHONE

    Once your account is open, you may make investments by telephone if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account. You may call an Investor Services Representative or use our Automated Information Line.

BY ONLINE ACCESS

    Once your account is open, you may make investments online if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account.

BY WIRE

    You may make subsequent investments by wire. Follow the wire transfer instructions on page 10 and indicate your account number.

IN PERSON


    You may make subsequent investments in person at one of our Investor Centers. The locations of our four Investor Centers are listed on this page.


AUTOMATIC INVESTMENT PLAN

    You may elect on your application to make investments automatically by authorizing us to draw on your bank account regularly. Such investments must be at least the equivalent of $50 per month. You also may choose an automatic payroll or government direct deposit. If you are establishing a new account, check the appropriate box under "Automatic Investments" on your application to receive more information. If you would like to add a direct deposit to an existing account, please call one of our Investor Services Representatives.

HOW TO EXCHANGE FROM ONE ACCOUNT TO ANOTHER

    As long as you meet any minimum investment requirements, you may exchange your Cash Reserve fund shares to our other funds. An exchange request will be processed as of the same day it is received if it is received before the funds' net asset values are calculated, which is one hour prior to the close of the New York Stock Exchange for funds issued by the American Century Target Maturities Trust, and at the close of the Exchange for all of our other funds. See "When Share Price is Determined," page 16.


PROSPECTUS          HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS   11


    For any single exchange, the shares of each fund being acquired must have a value of at least $100. However, we will allow investors to set up an Automatic Exchange Plan between any two funds in the amount of at least $50 per month. See our Investor Services Guide for further information about exchanges.

BY MAIL

    You may direct us in writing to exchange your shares from one American Century account to another. For additional information, please see our Investor Services Guide.

BY TELEPHONE

    You may make exchanges over the telephone (either with an Investor Services Representative or using our Automated Information Line--see page 13) if you have authorized us to accept telephone instructions. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-2021 to receive the appropriate form.

BY ONLINE ACCESS

    You can make exchanges online if you have authorized us to accept instructions over the Internet. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-2021 to get the appropriate form.

HOW TO REDEEM SHARES

    We will redeem or "buy back" your shares at any time. Redemptions will be made at the next net asset value determined after a completed redemption request is received.

    Please note that a request to redeem shares in an IRA or 403(b) plan must be accompanied by an executed IRS Form W4-P and a reason for withdrawal as specified by the IRS.

BY MAIL

    Your written instructions to redeem shares may be made either by a redemption form, which we will send you upon request, or by a letter to us. Certain redemptions may require a signature guarantee. Please see "Signature Guarantee," page 13.

BY TELEPHONE

    If you have authorized us to accept telephone instructions, you may redeem your shares by calling an Investor Services Representative.

BY CHECK-A-MONTH

    You may redeem shares by Check-A-Month. A Check-A-Month plan automatically redeems enough shares each month to provide you with a check in an amount you choose (minimum $50). To set up a Check-A-Month plan, please call and request our Check-A-Month brochure.

OTHER AUTOMATIC REDEMPTIONS

    You may elect to make redemptions automatically by authorizing us to send funds to you or your account at a bank or other financial institution. To set up automatic redemptions, call one of our Investor Services Representatives.

REDEMPTION PROCEEDS

    Please note that shortly after a purchase of shares is made by check or electronic draft (also known as an ACH draft) from your bank, we may wait up to 15 days or longer to send redemption proceeds (to allow your purchase funds to clear). No interest is paid on the redemption proceeds after the redemption is processed but before your redemption proceeds are sent.

    Redemption proceeds may be sent to you in one of the following ways:

BY CHECK

    Ordinarily, all redemption checks will be made payable to the registered owner of the shares and will be mailed only to the address of record. For more information, please refer to our Investor Services Guide.

BY WIRE AND ACH

    You may authorize us to transmit redemption proceeds by wire or ACH. These services will be effective 15 days after we receive the authorization.

    Your bank will usually receive wired funds within 48 hours of transmission. Funds transferred by ACH may be received up to seven days after transmission. Wired funds are subject to a $10 fee to cover bank wire charges, which is deducted from redemption proceeds. Once the funds are transmitted, the time of receipt and the funds' availability are not under our control.

REDEMPTION OF SHARES IN  LOW-BALANCE ACCOUNTS

    Whenever the shares held in an account have a value of less than the required minimum, a letter will be sent advising you of the necessity of bringing the


12 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


value of the shares held in the account up to the minimum See "How to Open an Account," page 10. If action is not taken within 90 days of the letter's date, the shares held in the account will be redeemed and the proceeds from the redemption will be sent by check to your address of record. We reserve the right to increase the investment minimums.

SIGNATURE GUARANTEE

    To protect your accounts from fraud, some transactions will require a signature guarantee. Which transactions will require a signature guarantee will depend on which service options you elect when you open your account. For example, if you choose "In Writing Only," a signature guarantee will be required when:

    * Redeeming more than $25,000

    * Establishing or increasing a Check-A-Month or automatic transfer on an existing account

    You may obtain a signature guarantee from a bank or trust company, credit union, broker, dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

    For a more in-depth explanation of our signature guarantee policy, or if you live outside the United States and would like to know how to obtain a signature guarantee, please consult our Investor Services Guide.

    We reserve the right to require a signature guarantee on any transaction, or to change this policy at any time.

SPECIAL SHAREHOLDER SERVICES

    We offer several service options to make your account easier to manage. These are listed on the account application. Please make note of these options and elect the ones that are appropriate for you. Be aware that the "Full Services" option offers you the most flexibility. You will find more information about each of these service options in our Investor Services Guide.

    Our special shareholder services include:

AUTOMATED INFORMATION LINE

    We offer an Automated Information Line, 24 hours a day, seven days a week, at 1-800-345-8765. By calling the Automated Information Line, you may listen to fund prices, yields and total return figures. You may also use the Automated Information Line to make investments into your accounts (if we have your bank information on file) and obtain your share balance, value and most recent transactions. If you have authorized us to accept telephone instructions, you also may exchange shares from one fund to another via the Automated Information Line. Redemption instructions cannot be given via the Automated Information Line.

CHECKWRITING

    We offer CheckWriting as a service option for your Cash Reserve account. CheckWriting allows you to redeem shares in your account by writing a draft ("check") against your account balance. (Shares held in certificate form may not be redeemed by check.) There is no limit on the number of checks you can write, but each one must be for at least $100.

    When you write a check, you will continue to receive dividends on all shares until your check is presented for payment to our clearing bank. If you redeem all shares in your account by check, any accrued distributions on the redeemed shares will be paid to you in cash on the next monthly distribution date.

    If you want to add CheckWriting to an existing account that offers CheckWriting, contact us by phone or mail for an appropriate form. For a new account, you may elect CheckWriting on your purchase application by choosing the Full Services option. CheckWriting is not available for any account held in an IRA or 403(b) plan.

    CheckWriting redemptions may only be made on checks provided by us. Currently, there is no charge for checks or for the CheckWriting service.

    We will return checks drawn on insufficient funds or on funds from investments made by any means other than by wire within the previous 15 days. Neither the company nor our clearing bank will be liable for any loss or expenses associated with returned checks. Your account may be assessed a $15 service charge for checks drawn on insufficient funds.

    A stop payment may be ordered on a check written against your account. We will use reasonable efforts to stop a payment, but we cannot guarantee that we will be able to do so. If we are successful in fulfilling a stop-payment order, your account may be assessed a $15 fee.

ONLINE ACCOUNT ACCESS

    You   may   contact   us  24   hours   a  day,   seven   days   a  week   at
www.americancentury.com to access daily share


PROSPECTUS                  HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS   13


prices, receive updates on major market indexes and view historical performance of your funds. If you select "Full Services" on your application, you can use your personal access code and Social Security number to view your account balances and account activity, make subsequent investments from your bank account or exchange shares from one fund to another.

OPEN ORDER SERVICE

    Through our open order service, you may designate a price at which to buy shares of a variable-priced fund by exchange from one of our money market funds, or a price at which to sell shares of a variable-priced fund by exchange to one of our money market funds. The designated purchase price must be equal to or lower, or the designated sale price equal to or higher, than the variable-priced fund's net asset value at the time the order is placed. If the designated price is met within 90 calendar days, we will execute your exchange order automatically at that price (or better). Open orders not executed within 90 days will be canceled.

    If the fund you have selected deducts a distribution from its share price, your order price will be adjusted accordingly so the distribution does not inadvertently trigger an open order transaction on your behalf. If you close or re-register the account from which the shares are to be redeemed, your open order will be canceled.

    Because of their time-sensitive nature, open order transactions are accepted only by telephone or in person. These transactions are subject to exchange limitations described in each fund's prospectus, except that orders and cancellations received before 2 p.m. Central time are effective the same day, and orders or cancellations received after 2 p.m. Central time are effective the next business day.

TAX-QUALIFIED RETIREMENT PLANS

    The fund is available for your tax-deferred retirement plan. Call or write us and request the appropriate forms for:

    * Individual Retirement Accounts (IRAs);

    * 403(b) plans for employees of public school systems and non-profit organizations; or

    * Profit sharing plans and pension plans for corporations and other employers.

    If your IRA and 403(b) accounts do not total $10,000, each account is subject to an annual $10 fee, up to a total of $30 per year.

    You can also transfer your tax-deferred plan to us from another company or custodian. Call or write us for a Request to Transfer form.

IMPORTANT POLICIES REGARDING YOUR INVESTMENTS

    Every account is subject to policies that could affect your investment. Please refer to the Investor Services Guide for further information about the policies discussed below, as well as further detail about the services we offer

  (1) We reserve the right for any reason to suspend the offering of shares for a period of time, or to reject any specific purchase order (including purchases by exchange). Additionally, purchases may be refused if, in the opinion of the manager, they are of a size that would disrupt the management of the fund.

  (2) We reserve the right to make changes to any stated investment requirements, including those that relate to purchases, transfers and redemptions. In addition, we may also alter, add to or terminate any investor services and privileges. Any changes may affect all shareholders or only certain series or classes of shareholders.

  (3) Shares being acquired must be qualified for sale in your state of residence.

  (4) Transactions requesting a specific price and date, other than open orders, will be refused. Once you have mailed or otherwise transmitted your transaction instructions to us, they may not be modified or canceled.

  (5) If a transaction request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, we will require evidence satisfactory to us of the authority of the individual making the request.

  (6) We have established procedures designed to assure the authenticity of instructions received by telephone. These procedures include requesting personal identification from callers, recording telephone calls, and providing written confirmations of telephone transactions. These procedures are designed to protect shareholders from unauthorized or fraudulent instructions. If we do not employ reasonable procedures to con-


14 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


      firm the genuineness of instructions, then we may be liable for losses due to unauthorized or fraudulent instructions. The company, its transfer agent and investment advisor will not be responsible for any loss due to instructions they reasonably believe are genuine.

  (7) All signatures should be exactly as the name appears in the registration. If the owner's name appears in the registration as Mary Elizabeth Jones, she should sign that way and not as Mary E. Jones.

  (8) Unusual stock market conditions have in the past resulted in an increase in the number of shareholder telephone calls. If you experience difficulty in reaching us during such periods, you may send your transaction instructions by mail, express mail or courier service, or you may visit one of our Investors Centers. You may also use our Automated Information Line if you have requested and received an access code and are not attempting to redeem shares.

  (9) If you fail to provide us with the correct certified taxpayer identification number, we may reduce any redemption proceeds by $50 to cover the penalty the IRS will impose on us for failure to report your correct taxpayer identification number on information reports.

 (10) We will perform special inquiries on shareholder accounts. A research fee of $15 per hour may be applied.

REPORTS TO SHAREHOLDERS

    At the end of each calendar quarter, we will send you a consolidated statement that summarizes all of your American Century holdings, as well as an individual statement for each fund you own that reflects all year-to-date activity in your account. You may request a statement of your account activity at any time.

    With the exception of most automatic transactions and CheckWriting activity, each time you invest, redeem, transfer or exchange shares, we will send you a confirmation of the transaction. CheckWriting activity will be confirmed monthly. See the Investor Services Guide for more detail.

    Carefully review all the information relating to transactions on your statements and confirmations to ensure that your instructions were acted on properly. Please notify us immediately in writing if there is an error. If you fail to provide notification of an error with reasonable promptness, i.e., within 30 days of non-automatic transactions or within 30 days of the date of your consolidated quarterly statement, in the case of automatic transactions, we will deem you to have ratified the transaction.

    No later than January 31 of each year, we will send you reports that you may use in completing your U.S. income tax return. See the Investor Services Guide for more information.

    Each year, we will send you an annual and a semiannual report relating to your fund, each of which is incorporated herein by reference. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semiannual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You also will receive an updated prospectus at least once each year. Please read these materials carefully, as they will help you understand your fund.

EMPLOYER-SPONSORED RETIREMENT PLANS AND
INSTITUTIONAL ACCOUNTS

    Information   contained  in  our  Investor   Services   Guide   pertains  to
shareholders who invest directly with American Century rather than through an employer-sponsored retirement plan or through a financial intermediary.

    If you own or are considering purchasing fund shares through an employer-sponsored retirement plan, your ability to purchase shares of the funds, exchange them for shares of other American Century funds, and redeem them will depend on the terms of your plan.

    If you own or are considering purchasing fund shares through a bank, broker-dealer, insurance company or other financial intermediary, your ability to purchase, exchange and redeem shares will depend on your agreement with, and the policies of, such financial intermediary.

    You may reach one of our Institutional Service Representatives by calling 1-800-345-3533 to request information about our funds and services, to obtain a current prospectus or to get answers to any questions about our funds that you are unable to obtain through your plan administrator or financial intermediary.


PROSPECTUS                  HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS   15


                    ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE

WHEN SHARE PRICE IS DETERMINED

    The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of the fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds, except funds issued by the American Century Target Maturities Trust, net asset value is determined as of the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. The net asset values for Target Maturities funds are determined one hour prior to the close of the Exchange.


    Investments and requests to redeem or exchange shares will receive the share price next determined after receipt by us of the investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares received by us or one of our agents or designees before the time as of which the net asset value of the fund is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined as of, the close of the Exchange on, the next day the Exchange is open.


    Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the time as of which the net asset value of the fund is determined.

    Investments by telephone pursuant to your prior authorization to us to draw on your bank account are considered received at the time of your telephone call.

    Investment and transaction instructions received by us on any business day by mail prior to the time as of which the net asset value of the fund is determined, will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.

    If you invest in fund shares through an employer-sponsored retirement plan or other financial intermediary, it is the responsibility of your plan recordkeeper or financial intermediary to transmit your purchase, exchange and redemption requests to the fund's transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the fund's procedures or any contractual arrangement with the fund or the fund's distributor in order for you to receive that day's price.


    We have contractual relationships with certain financial intermediaries in which such intermediaries represent that they have systems to track the time at which investment orders are received and to segregate orders received at different times. Based on these representations, the fund has authorized such intermediaries and their designees to accept purchase and redemption orders on the fund's behalf up to the applicable cut-off time. The fund will be deemed to have received such orders upon acceptance by the duly authorized intermediary, and such orders will be priced at the fund's net asset value next determined after acceptance on the fund's behalf by such intermediary.


HOW SHARE PRICE IS DETERMINED

    The securities held by the fund are valued on the basis of amortized cost. This method involves initially valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium paid at the time of the purchase, rather than determining the security's market value from day to day.

WHERE TO FIND YIELD INFORMATION

    The yield of the Investor Class of Cash Reserve is published weekly in leading financial publications and daily in many local newspapers. Yield information may also be obtained by calling us or by accessing our Web site (www.americancentury.com).

DISTRIBUTIONS

    At the close of each day, including Saturdays, Sundays and holidays, net income plus net realized gains on portfolio securities is determined and


16   ADDITIONAL INFORMATION YOU SHOULD KNOW         AMERICAN CENTURY INVESTMENTS


declared as a distribution. The distribution will be paid monthly on the last Friday of each month, except for year-end distributions which will be made on the last business day of the year.

    You will begin to participate in the distributions the day AFTER your purchase is effective. See "When Share Price is Determined," page 16. If you redeem shares, you will receive the distribution declared for the day of the redemption. If all shares are redeemed (other than by CheckWriting), the distribution on the redeemed shares will be included with your redemption proceeds.

    Cash Reserve does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gains distributions.


    Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders investing through taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after a purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares held in certain IRAs and 403(b) plans paid in cash only if you are at least 59-1/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date. Please consult our Investor Services Guide for further information regarding your distribution options.


TAXES

    The fund has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income taxes.

TAX-DEFERRED ACCOUNTS

    If fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan, income and capital gains distributions paid by the fund will generally not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis.

    Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals or distributions from the plan.

TAXABLE ACCOUNTS


    If fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income. The dividends from net income of the fixed income funds do not qualify for the 70% dividends-received deduction for corporations since they are derived from interest income. Distributions from gains on assets held greater than 12 months but no more than 18 months (28% rate gain) and/or assets held greater than 18 months (20% rate gain) are taxable as long-term gains regardless of the length of time you have held the shares. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains (28% or 20% rate gain) to you with respect to such shares.

    Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) will not have increased. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains (28% and/or 20% rate gain).


    In January of the year following the distribution, if you own shares in a taxable account, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes.

    Distributions may also be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays


PROSPECTUS                           ADDITIONAL INFORMATION YOU SHOULD KNOW   17


distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

    If you have not complied with certain provisions of the Internal Revenue Code and Regulations, we are required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed, and is not refundable.


    Redemption of shares of a fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders will generally recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be considered long-term subject to tax at a maximum rate of 28% (28% rate gain/loss) if shareholders have held such shares for a period of more than 12 months but no more than 18 months and long-term subject to tax at a maximum rate of 20%, minimum of 10% (20% rate gain/loss) if shareholders have held such shares for a period of more than 18 months. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.


MANAGEMENT

INVESTMENT MANAGEMENT

    Under the laws of the State of Maryland, the Board of Directors is responsible for managing the business and affairs of the fund. Acting pursuant to an investment management agreement entered into with the fund, American Century Investment Management, Inc., serves as the investment manager of the fund. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri, 64111. The manager has been providing investment advisory services to investment companies and institutional clients since 1958.

    The manager supervises and manages the investment portfolio of the fund and directs the purchase and sale of its investment securities. It utilizes a team of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the portfolio as it deems appropriate in pursuit of the fund's investment objectives. Individual portfolio manager members of the team may also adjust portfolio holdings of the fund or of sectors of the fund as necessary between team meetings.

    The portfolio manager members of the teams managing the fund and their work experience for the last five years are as follows:


    DENISE TABACCO, Portfolio Manager, joined American Century in 1988, becoming a member of its portfolio department in 1991. In 1995 she assumed her current position as a Portfolio Manager.

    JOHN F. WALSH, Portfolio Manager, joined American Century in February 1996 as an Investment Analyst, a position he held until May 1997. At that time he was promoted to Portfolio Manager. Prior to joining American Century, Mr. Walsh served as an Assistant Vice President and Analyst at First Interstate Bank, Los Angeles, California, from July 1993 to January 1996. Prior to that he served as an Analyst at The Long-Term Credit Bank of Japan, Los Angeles, California.


    The activities of the manager are subject only to directions of the fund's Board of Directors. The manager pays all the expenses of the fund except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.


    For the services provided to the fund, the manager receives an annual fee of 0.60% of the average net assets of the fund. Effective February 1, 1998, the



18   ADDITIONAL INFORMATION YOU SHOULD KNOW         AMERICAN CENTURY INVESTMENTS



manager voluntarily waived 0.10% of the management fee for the fund until May 31, 1998. On June 1, 1998, the annual unified management fee will revert to 0.60%.


    On the first business day of each month, the fund pays a management fee to the manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for the fund by the aggregate average daily closing value of the fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

CODE OF ETHICS

    The fund and the manager have adopted a Code of Ethics, which restricts personal investing practices by employees of the manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the fund's portfolios obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of fund shareholders come before the interests of the people who manage those funds.

TRANSFER AND ADMINISTRATIVE SERVICES

    American Century Services Corporation, 4500 Main Street, Kansas City, Missouri, 64111, acts as transfer and dividend-paying agent for the fund. It provides facilities, equipment and personnel to the fund and is paid for such services by the manager.

    Certain recordkeeping and administrative services that would otherwise be performed by the transfer agent may be performed by an insurance company or other entity providing similar services for various retirement plans using shares of the fund as a funding medium, by broker-dealers and financial advisors for their customers investing in shares of American Century or by sponsors of multi mutual fund no- or low-transaction fee programs. The manager or an affiliate may enter into contracts to pay them for such recordkeeping and administrative services out of its unified management fee.

    Although there is no sales charge levied by the fund, transactions in shares of the fund may be executed by brokers or investment advisors who charge a transaction-based fee or other fee for their services. Such charges may vary among broker-dealers and financial advisors, but in all cases will be retained by the broker-dealer or financial advisor and not remitted to the fund or the investment manager. You should be aware of the fact that these transactions may be made directly with American Century without incurring such fees.

    From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the manager.

    The manager and the transfer agent are both wholly owned by American Century Companies, Inc. James E. Stowers Jr., Chairman of the Board of Directors of the fund, controls American Century Companies by virtue of his ownership of a majority of its common stock.


    Pursuant  to  a  Sub-Administration   Agreement  with  the  manager,   Funds
Distributor, Inc. (FDI) serves as the Co-Administrator for the fund. FDI is responsible for (i) providing certain officers of the fund and (ii) reviewing and filing marketing and sales literature on behalf of the fund. The fees and expenses of FDI are paid by the manager out of its unified fee.


DISTRIBUTION OF FUND SHARES


    The fund's shares are distributed by FDI, a registered broker-dealer. FDI is a wholly-owned indirect subsidiary of Boston Institutional Group, Inc. FDI's principal business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109. The Investor Class of shares does not pay any commissions or sales loads to the distributor or any other broker-dealers or financial intermediaries in connection with the distribution of fund shares.

    Investors  may  open  accounts  with  American   Century  only  through  the
distributor. All purchase



PROSPECTUS                           ADDITIONAL INFORMATION YOU SHOULD KNOW   19



transactions in the fund offered by this Prospectus are processed by the transfer agent, which is authorized to accept any instructions relating to fund accounts. All purchase orders must be accepted by the distributor. All fees and expenses of FDI in acting as distributor for the fund are paid by the manager.


FURTHER INFORMATION ABOUT AMERICAN CENTURY

    American Century Mutual Funds, Inc., the issuer of the fund, was organized as a Maryland corporation on July 2, 1990. The corporation commenced operations on February 28, 1991, the date it merged with Twentieth Century Investors, Inc., a Delaware corporation which had been in business since October 1958. Pursuant to the terms of the Agreement and Plan of Merger dated July 27, 1990, the Maryland corporation was the surviving entity and continued the business of the Delaware corporation with the same officers and directors, the same shareholders and the same investment objectives, policies and restrictions.

    The principal office of the fund is American Century Tower, 4500 Main Street, P.O. Box 419200, Kansas City, Missouri 64141-6200. All inquiries may be made by mail to that address, or by phone to 1-800-345-2021 (international calls: 816-531-5575).


    American Century Mutual Funds, Inc. issues 13 series of $.01 par value shares. Each series is commonly referred to as a fund. The assets belonging to each series of shares are held separately by the custodian.

    American Century offers three classes of the fund: an Investor Class, a Service Class, and an Advisor Class. The shares offered by this Prospectus are Investor Class shares and have no up-front charges, commissions, or 12b-1 fees.


    The other classes of shares are primarily offered to institutional investors or through institutional distribution channels, such as employer-sponsored retirement plans or through banks, broker-dealers, insurance companies or other financial intermediaries. The other classes have different fees, expenses, and/or minimum investment requirements than the Investor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. For additional information concerning the other classes of shares not offered by this Prospectus, call us at 1-800-345-3533 or contact a sales representative or financial intermediary who offers those classes of shares.

    Except as described below, all classes of shares of a fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various classes are (a) each class may be subject to different expenses specific to that class, (b) each class has a different identifying designation or name, (c) each class has exclusive voting rights with respect to matters solely affecting such class, and (d) each class may have different exchange privileges.

    Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except those matters which must be voted on separately by the series or class of shares affected. Matters affecting only one series or class are voted upon only by that series or class.

    Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of directors can elect all of the directors if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Directors.

    Unless required by the Investment Company Act, it will not be necessary for the fund to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of directors or the appointment of auditors. However, pursuant to the fund's by-laws, the holders of shares representing at least 10% of the votes entitled to be cast may request the fund to hold a special meeting of shareholders. We will assist in the communication with other shareholders.

    We reserve the right to change any of our policies, practices and procedures described in this Prospectus, including the Statement of Additional Information, without shareholder approval except in those instances where shareholder approval is expressly required.


20   ADDITIONAL INFORMATION YOU SHOULD KNOW        AMERICAN CENTURY INVESTMENTS


                                     NOTES


                                                                     NOTES   21


P.O. Box 419200
Kansas City, Missouri
64141-6200

Investor Services:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962


www.americancentury.com


                            [american century logo]
                                    American
                                Century(reg.sm)

9802           [recycled logo]
SH-BKT-11430      Recycled

                                  PROSPECTUS

                            [american century logo]
                                    American
                                Century(reg.sm)


                                 MARCH 1, 1998


                                    BENHAM
                                 GROUP(reg.tm)

                                 Cash Reserve

ADVISOR CLASS

                         AMERICAN CENTURY INVESTMENTS

                                FAMILY OF FUNDS

    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs. American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                          AMERICAN CENTURY INVESTMENTS
--------------------------------------------------------------------------------
      BENHAM GROUP              AMERICAN CENTURY       TWENTIETH CENTURY GROUP
                                      GROUP
--------------------------------------------------------------------------------
      MONEY MARKET FUNDS        ASSET ALLOCATION &            GROWTH FUNDS
    GOVERNMENT BOND FUNDS         BALANCED FUNDS          INTERNATIONAL FUNDS
    DIVERSIFIED BOND FUNDS  CONSERVATIVE EQUITY FUNDS
     MUNICIPAL BOND FUNDS       SPECIALTY FUNDS
--------------------------------------------------------------------------------
        Cash Reserve



                                  PROSPECTUS
                                 MARCH 1, 1998


                                 Cash Reserve
                                 ADVISOR CLASS

                      AMERICAN CENTURY MUTUAL FUNDS, INC.

    American Century Mutual Funds, Inc. is a part of American Century Investments, a family of funds that includes nearly 70 no-load and low-load mutual funds covering a variety of investment opportunities. One of the money market funds from our Benham Group is described in this Prospectus. Its investment objective is listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.

    The fund shares offered by this Prospectus (the Advisor Class shares) are sold at their net asset value with no sales charges or commissions. The Advisor Class shares are subject to Rule 12b-1 shareholder services and distribution fees as described in this Prospectus.

    The Advisor Class shares are intended for purchase by participants in employer-sponsored retirement or savings plans and for persons purchasing shares through broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative and distribution services.


    This Prospectus gives you information about the fund that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated March 1, 1998, and filed with the Securities and Exchange Commission. It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:

                          AMERICAN CENTURY INVESTMENTS
                       4500 Main Street * P.O. Box 419385
                Kansas City, Missouri 64141-6385 * 1-800-345-3533
                        International calls: 816-531-5575
                     Telecommunications Device for the Deaf:
                   1-800-345-1833 * In Missouri: 816-444-3038
                        Internet: www.americancentury.com


    Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS                                                                    1


                       INVESTMENT OBJECTIVE OF THE FUND

 AMERICAN CENTURY - BENHAM CASH RESERVE FUND

    Cash Reserve is a money market fund which seeks to obtain maximum current income consistent with the preservation of principal and maintenance of liquidity. The fund intends to pursue its investment objective by investing substantially all of its assets in a portfolio of money market instruments and maintaining a weighted average maturity of not more than 90 days.

    INVESTMENTS IN THE FUND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT OR ANY OTHER AGENCY. THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A $1.00 SHARE PRICE.



  There is no assurance that the fund will achieve its investment objective.

NO PERSON IS AUTHORIZED BY THE FUND TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUND, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


2  INVESTMENT OBJECTIVE                            AMERICAN CENTURY INVESTMENTS


                               TABLE OF CONTENTS


Investment Objective of the Fund ............................................  2
Transaction and Operating Expense Table .....................................  4
Financial Highlights ........................................................  5
Performance Information of Other Class ......................................  6


INFORMATION REGARDING THE FUND


Investment Policies of the Fund .............................................  7
   Cash Reserve .............................................................  7
Other Investment Practices, Their Characteristics
   and Risks ................................................................  7
   Repurchase Agreements ....................................................  7
   Derivative Securities ....................................................  8
   Foreign Securities .......................................................  8
   When-Issued Securities ...................................................  9
   Rule 144A Securities .....................................................  9
   Investments in Companies with
      Limited Operating History .............................................  9
Performance Advertising .....................................................  9


HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

How to Purchase and Sell American
   Century Funds ............................................................ 11
How to Exchange From One
   American Century Fund to Another ......................................... 11
How to Redeem Shares ........................................................ 11
Telephone Services .......................................................... 11
   Investors Line ........................................................... 11

ADDITIONAL INFORMATION YOU SHOULD KNOW

Share Price ................................................................. 12
   When Share Price Is Determined ........................................... 12
   How Share Price Is Determined ............................................ 12
   Where to Find Yield Information .......................................... 12
Distributions ............................................................... 12
Taxes ....................................................................... 13
   Tax-Deferred Accounts .................................................... 13
   Taxable Accounts ......................................................... 13
Management .................................................................. 14
   Investment Management .................................................... 14
   Code of Ethics ........................................................... 15
   Transfer and Administrative Services ..................................... 15
Distribution of Fund Shares ................................................. 15
   Service and Distribution Fees ............................................ 15
Further Information About American Century .................................. 16


PROSPECTUS                                               TABLE OF CONTENTS   3


                    TRANSACTION AND OPERATING EXPENSE TABLE

                                                                        Cash
                                                                       Reserve

SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Load Imposed on Purchases ..............................   none
Maximum Sales Load Imposed on Reinvested Dividends ...................   none
Deferred Sales Load ..................................................   none
Redemption Fee .......................................................   none
Exchange Fee .........................................................   none

ANNUAL FUND OPERATING EXPENSES:
(as a percentage of net assets)


Management Fees(1) ...................................................  0.35%
12b-1 Fees(2) ........................................................  0.50%
Other Expenses(3) ....................................................  0.00%
Total Fund Operating Expenses(1) .....................................  0.85%

EXAMPLE

You would pay the following expenses on a                   1 year     $  9
$1,000 investment, assuming a 5% annual return and         3 years       27
redemption at the end of each time period:                 5 years       47
                                                          10 years      105

(1) Effective February 1, 1998, the manager has voluntarily agreed to temporarily waive 0.10% of the management fee for the fund until May 31, 1998. On June 1, 1998, the annual unified management fee will revert to 0.35% and total fund operating expenses will revert to 0.85%.


(2) The 12b-1 fee is designed to permit investors to purchase Advisor Class shares through broker-dealers, banks, insurance companies and other financial intermediaries. A portion of the fee is used to compensate them for ongoing recordkeeping and administrative services that would otherwise be performed by an affiliate of the manager, and a portion is used to compensate them for distribution and other shareholder services. See "Service and Distribution Fees," page 15.

(3) Other expenses, which include the fees and expenses (including legal counsel fees) of those directors who are not "interested persons" as defined in the Investment Company Act, were less than 0.01 of 1% of average net assets for the most recent fiscal year.

    The purpose of this table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of Cash Reserve offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations.

    NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The shares offered by this Prospectus are Advisor Class shares. The fund offers two other classes of shares, one of which is primarily made available to retail investors and one that is primarily made available to institutional investors. The other classes have different fee structures than the Advisor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. A difference in fees will result in different performance for those classes. For additional information about the various classes, see "Further Information About American Century," page 16.


4  TRANSACTION AND OPERATING EXPENSE TABLE          AMERICAN CENTURY INVESTMENTS



                             FINANCIAL HIGHLIGHTS
                                 CASH RESERVE

  The  sale of the  Advisor  Class  of the fund  commenced  on  April  1,  1997.
Performance information of the original class of shares, which commenced operations on March 1, 1985, is presented on page 6.

  The Financial Highlights for the period presented have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available without charge upon request. The information presented is for a share outstanding throughout the period ended October 31.

                                                                  1997(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period ......................       $1.00
                                                                  -----
Income From Investment Operations

    Net Investment Income .................................        0.03
                                                                  -----
Distributions

    From Net Investment Income ............................      (0.03)
                                                                 ------
Net Asset Value, End of Period ............................       $1.00
                                                                 ------
    TOTAL RETURN(2) .......................................       2.83%

RATIOS/SUPPLEMENTAL RATIOS

Ratio of Operating Expenses to Average Net Assets .........    0.91%(3)

Ratio of Net Investment Income to Average Net Assets ......    4.81%(3)

Net Assets, End of Period (in thousands) ..................        $607

(1) April 1, 1997 (commencement of sale) through October 31, 1997.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total return is not annualized.

(3) Annualized.


PROSPECTUS                                             FINANCIAL HIGHLIGHTS   5


                    PERFORMANCE INFORMATION OF OTHER CLASS

                                 CASH RESERVE

  The Advisor Class of the fund was established September 3, 1996. The financial information in this table regarding selected per share data for the fund reflects the performance of the fund's Investor Class of shares, which has a total expense ratio that is 0.25% lower than the Advisor Class. Had the Advisor
Class been in existence for the fund for the time periods presented, the fund's performance information would be lower as a result of the additional expense.

  The Financial Highlights for the fiscal year ended October 31, 1997, have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the fiscal years ended on or before October
31, 1996, have been audited by other independent auditors whose report thereon is incorporated by reference into the Statement of Additional Information. The information presented is for a share outstanding throughout the years ended
October 31.

                                   1997     1996      1995      1994     1993(1)   1992(1)   1991(1)   1990(1)  1989(1)   1988(1)

PER-SHARE DATA

Net Asset Value,
Beginning of Year ..............   $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00    $1.00     $1.00     $1.00
                                  ------    ------    ------    ------    ------    ------    ------   ------    ------    ------
Income From Investment Operations

   Net Investment Income .......    0.05      0.05      0.05      0.03      0.02      0.04      0.06     0.07      0.08     0.07
                                  ------    ------    ------    ------    ------    ------    ------   ------    ------    ------
Distributions

   From Net Investment Income ..  (0.05)    (0.05)    (0.05)    (0.03)    (0.02)    (0.04)    (0.06)   (0.07)    (0.08)    (0.07)
                                  ------    ------    ------    ------    ------    ------    ------   ------    ------    ------
Net Asset Value, End of Year ...   $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00    $1.00     $1.00     $1.00
                                  ======    ======    ======    ======    ======    ======    ======   ======    ======    ======
   Total Return(2) .............   5.04%     4.99%     5.38%     3.21%     2.30%     3.74%     5.95%    7.67%     8.66%     6.73%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets .............   0.68%     0.70%     0.70%     0.80%     1.00%   0.98%(3)   0.97%(3)  1.00%     1.00%     1.00%

Ratio of Net Investment
Income to Average
Net Assets .....................   4.93%     4.88%     5.27%     3.18%     2.30%     3.62%     5.75%    7.40%     8.35%     6.52%

Net Assets, End of
Year (in millions) .............  $1,176    $1,347    $1,470    $1,299    $1,256    $1,488    $1,236     $954      $639      $489


(1) The data presented has been restated to give effect to a 100 for 1 stock split in the form of a stock dividend that occurred on November 13, 1993.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any.

(3) Expenses are shown net of management fees waived by the manager for low-balance account fees collected during period.


6   PERFORMANCE INFORMATION OF OTHER CLASS         AMERICAN CENTURY INVESTMENTS


                        INFORMATION REGARDING THE FUND

INVESTMENT POLICIES OF THE FUND

    The fund has adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objective of the fund identified on page 2 of this Prospectus, and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The fund has implemented additional investment policies and practices to guide its activities in the pursuit of its investment objective. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

    For an explanation of the securities ratings referred to in the following discussion, see "An Explanation of Fixed Income Securities Ratings" in the Statement of Additional Information.

CASH RESERVE

    Cash Reserve seeks to obtain a level of current income consistent with preservation of capital and maintenance of liquidity. Cash Reserve is designed for investors who want income and no fluctuation in their principal.

    Cash Reserve expects, but cannot guarantee, that it will maintain a constant share price of $1.00. The fund follows industry-standard guidelines on the quality and maturity of its investments, purchasing only securities having remaining maturities of not more than 13 months and by maintaining a weighted average portfolio maturity of not more than 90 days.

    Cash Reserve invests substantially all of its assets in a diversified portfolio of U.S. dollar denominated high quality money market instruments, consisting of:

  (1) Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities;

  (2) Commercial Paper;

  (3) Certificates of Deposit and Euro Dollar Certificates of Deposit;

  (4) Bankers' Acceptances;

  (5) Short-term notes, bonds, debentures, or other debt instruments; and

  (6) Repurchase agreements.

    These classes of securities may be held in any proportion, and such proportion may vary as market conditions change.


    All portfolio holdings are limited to those which at the time of purchase have received a rating from two nationally recognized securities ratings organizations in one of their two highest short-term categories (including any sub-categories or gradations indicating relative standing), or if they have no short-term rating or are rated by only one rating agency, are of comparable quality to such a rated security, as determined or ratified by the fund's Board of Directors.


OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS
AND RISKS

    For additional information, see "Additional Investment Restrictions" in the Statement of Additional Information.

REPURCHASE AGREEMENTS

    The fund may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of the fund.

    A repurchase agreement occurs when, at the time the fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934) agrees to repurchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund's money is invested in the security.

    Since the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The fund's risk is the ability of the seller to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would


PROSPECTUS                                   INFORMATION REGARDING THE FUNDS   7


reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.

    The fund will limit repurchase agreement transactions to securities issued by the U.S. government, its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the fund's Board of Directors.

    The fund may invest in repurchase agreements with respect to any security in which the fund is authorized to invest, even if the remaining maturity of the underlying security would make that security ineligible for purchase by such fund. The fund will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

DERIVATIVE SECURITIES

    To the extent permitted by its investment objectives and policies, the fund may invest in securities that are commonly referred to as "derivative" securities. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Certain derivative securities are more accurately described as "index/ /structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators ("reference indices").

    Some   "derivatives"  such  as   mortgage-related   and  other  asset-backed
securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

    There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

    The fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund.

    The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

    There  are  a  range  of  risks  associated  with  derivative   investments,
including:

    * the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio manager anticipates;

    * the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired; and


    * the risk that the counterparty will fail to perform its obligations.

    The Board of Directors has approved the manager's policy regarding investments in derivative securities. That policy specifies factors that must be considered in connection with a purchase of derivative securities. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made. The manager will report on fund activity in derivative securities to the Board of Directors as necessary. In addition, the Board will review the manager's policy for investments in derivative securities annually.


FOREIGN SECURITIES

    The fund may invest an unlimited amount of its assets in the securities of foreign issuers, including foreign governments, when these securities meet its standards of selection. Securities of foreign issuers may trade in the U.S. or foreign securities markets. The fund will limit its purchase of debt securities to U.S. dollar denominated obligations. Such securities will be primarily from developed markets.


    Investments in foreign securities may present certain risks, including those resulting from future political and economic developments, clearance and settlement risk, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers.


8   INFORMATION REGARDING THE FUNDS                 AMERICAN CENTURY INVESTMENTS


WHEN-ISSUED SECURITIES


    The fund may sometimes purchase new issues of securities on a when-issued basis without the limit when, in the opinion of the manager, such purchases will further the investment objectives of the fund. The price of when-issued securities is established at the time the commitment to purchase is made. Delivery of and payment for these securities typically occurs 1 to 14 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of each security may decline prior to delivery, which could result in a loss to the fund. A separate account for the fund consisting of cash or high-quality liquid debt securities in an amount at least equal to the when-issued commitments will be established and maintained with the custodian. No income will accrue to the fund prior to delivery.


RULE 144A SECURITIES

    The fund may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the fund's criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.

    With respect to securities eligible for resale under Rule 144A, the staff of the Securities and Exchange Commission has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. The staff also acknowledges that, while the board retains ultimate responsibility, it may delegate this function to the manager. Accordingly, the board has established guidelines and procedures for determining the liquidity of Rule 144A securities and has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the manager. The board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

    Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and the fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the fund's manager will consider appropriate remedies to minimize the effect on the fund's liquidity. The fund may not invest more than 10% of its assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of fund shares).


INVESTMENTS IN COMPANIES WITH LIMITED OPERATING HISTORY

    The fund may invest in the securities of issuers with limited operating history. The manager considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation.

    Investments in securities of issuers with limited operating history may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating history and financial information upon which the manager may base its investment decision on behalf of the fund. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

    Cash Reserve will not invest more than 5% of its total assets in the securities of issuers with less than a three-year operating history. The manager will consider periods of capital formation, incubation, consolidation, and research and development in determining whether a particular issuer has a record of three years of continuous operation.


PERFORMANCE ADVERTISING

    From time to time, the fund may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return, yield and effective yield. Performance data may be quoted separately for the Advisor Class and for the other classes offered by the fund.

    Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions,


PROSPECTUS                                   INFORMATION REGARDING THE FUNDS   9


over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the fund's cumulative total return over the same period if the fund's performance had remained constant throughout.

    A quotation of yield reflects a fund's income over a stated period expressed as a percentage of the fund's share price. In the case of Cash Reserve, yield is calculated by measuring the income generated by an investment in the fund over a seven-day period (net of fund expenses). This income is then "annualized." That is, the amount of income generated by the investment over the seven-day period is assumed to be generated over each similar period each week throughout a full year and is shown as a percentage of the investment. The "effective yield" is calculated in a similar manner but, when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment.

    Yields are calculated according to accounting methods that are standardized in accordance with SEC rules for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, the fund's yield may not equal the income paid on your shares or the income reported in the fund's financial statements.

    The fund may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services or Donoghue's Money Fund Report) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, fund performance may be compared to well-known indices of market performance including the Donoghue's Money Fund Average and the Bank Rate Monitor National Index of 2-1/2-year CD rates. Fund performance may also be compared, on a relative basis, to other funds in our fund family. This relative comparison, which may be based upon historical or expected fund performance, volatility or other fund characteristics, may be presented numerically, graphically or in text. Fund performance may also be combined or blended with other funds in our fund family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.

    All performance information advertised by the fund is historical in nature and is not intended to represent or guarantee future results.


10   INFORMATION REGARDING THE FUNDS               AMERICAN CENTURY INVESTMENTS


                HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

    The following section explains how to purchase, exchange and redeem Advisor Class shares of the Cash Reserve Fund offered by this Prospectus.

HOW TO PURCHASE AND SELL AMERICAN
CENTURY FUNDS

    The fund offered by this Prospectus is available as an investment option under your employer-sponsored retirement or savings plan or through or in connection with a program, product or service offered by a financial intermediary, such as a bank, broker-dealer or insurance company. Since all records of your share ownership are maintained by your plan sponsor, plan recordkeeper, or other financial intermediary, all orders to purchase, exchange and redeem shares must be made through your employer or other financial intermediary, as applicable.

    If you are purchasing through a retirement or savings plan, the administrator of your plan or your employee benefits office can provide you with information on how to participate in your plan and how to select American Century funds as an investment option.

    If you are purchasing through a financial intermediary, you should contact your service representative at the financial intermediary for information about how to select American Century funds.

    If you have questions about the fund, see "Investment Policies of the Fund,"
page  7,  or  call  one  of  our  Institutional   Service   Representatives   at
1-800-345-3533.

    Orders to purchase shares are effective on the day we receive payment. See "When Share Price is Determined," page 12.

    We may discontinue offering shares generally in the fund (including any class of shares of the fund) or in any particular state without notice to shareholders.


    To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If you would like additional copies of financial reports and prospectuses or separate mailing of account statements, please call us.


HOW TO EXCHANGE FROM ONE AMERICAN CENTURY
FUND TO ANOTHER

    Your plan or program may permit you to exchange your investment in the shares of the fund for shares of another fund in our family. See your plan administrator, employee benefits office or financial intermediary for details on the rules in your plan governing exchanges.

HOW TO REDEEM SHARES

    Subject to any restrictions imposed by your employer's plan or financial intermediary's program, you can sell ("redeem") your shares through the plan or financial intermediary at their net asset value. Your plan administrator, trustee, or financial intermediary or other designated person must provide us with redemption instructions. The shares will be redeemed at the net asset value next computed after receipt of the instructions in good order. See "When Share Price Is Determined," page 12. If you have any questions about how to redeem, contact your plan administrator, employee benefits office, or service representative at your financial intermediary, as applicable.

TELEPHONE SERVICES

INVESTORS LINE

    To request information about our funds and a current prospectus, or get answers to any questions that you may have about the funds and the services we offer, call one of our Institutional Service Representatives at 1-800-345-3533.


PROSPECTUS                  HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS   11


                    ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE

WHEN SHARE PRICE IS DETERMINED

    The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of the fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds, except the American Century Target Maturities Trust, net asset value is determined at the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. The net asset values for Target Maturities funds are determined one hour prior to the close of the Exchange.

    Investments and requests to redeem or exchange shares will receive the share price next determined after receipt by us of the investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares of a fund received by us or one of our agents or designees before the time as of which the net asset value of the fund is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined as of, the close of the Exchange on the next day the Exchange is open.

    Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the time as of which net asset value of the fund is determined.

    It is the responsibility of your plan recordkeeper or financial intermediary to transmit your purchase, exchange and redemption requests to the fund's transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the fund's procedures or any contractual arrangements with the fund or the fund's distributor in order for you to receive that day's price.


    We have contractual relationships with certain financial intermediaries in which such intermediaries represent that they have systems to track the time at which investment orders are received and to segregate orders received at different times. Based on these representations, the fund has authorized such intermediaries and their designees to accept purchase and redemption orders on the fund's behalf up to the applicable cut-off time. The fund will be deemed to have received such orders upon acceptance by the duly authorized intermediary, and such orders will be priced at the fundis net asset value next determined after acceptance on the fund's behalf by such intermediary.


HOW SHARE PRICE IS DETERMINED

    The securities held by the fund are valued on the basis of amortized cost. This method involves initially valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium paid at the time of the purchase, rather than determining the security's market value from day to day.

WHERE TO FIND YIELD INFORMATION

    The yield of the Investor Class of Cash Reserve is published weekly in leading financial publications and daily in many local newspapers. Because the total expense ratio for the Advisor Class shares is 0.25% higher than the Investor Class shares, the yield will be lower than the Investor Class. Yield information of the Advisor Class may be obtained by calling us.

DISTRIBUTIONS

    At the close of each day, including Saturdays, Sundays and holidays, net income plus net realized gains on portfolio securities is determined and declared as a distribution. The distribution will be paid monthly on the last Friday of each month, except for year-end distributions which will be paid on the last business day of the year.

    You will begin to participate in the distributions the day after your purchase is effective. See "When Share Price is Determined," above. If you redeem shares, you will receive the distribution declared for the day of the redemption. If all shares are redeemed,


12   ADDITIONAL INFORMATION YOU SHOULD KNOW         AMERICAN CENTURY INVESTMENTS


the distribution on the redeemed shares will be included with your redemption proceeds.

    Cash Reserve does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gains distributions.


    Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders investing through taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after a purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares held in certain IRAs and 403(b) plans paid in cash only if you are at least 59(1)/(2) years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date.


TAXES

    The fund has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income taxes.

TAX-DEFERRED ACCOUNTS

    If fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan, income and capital gains distributions paid by the fund will generally not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis.

    Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals from the plan.

TAXABLE ACCOUNTS


    If fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income. The dividends from net income of the fixed income funds do not qualify for the 70% dividends-received deduction for corporations since they are derived from interest income. Distributions from gains on assets held greater than 12 months but no more than 18 months (28% rate gain) and/or assets held greater than 18 months (20% rate gain) are taxable as long-term gains regardless of the length of time you have held the shares. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long term capital loss to the extent of any distribution of long-term capital gains (28% or 20% rate gain) to you with respect to such shares.

    Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) will not have increased. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains (28% and/or 20% rate gain).


    In January of the year following the distribution, if you own shares in taxable accounts, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes.

    Distributions may also be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

    If you have not complied with certain provisions of the Internal Revenue Code and Regulations, either we or your financial intermediary is required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previ-


PROSPECTUS                           ADDITIONAL INFORMATION YOU SHOULD KNOW   13


ous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed, and is not refundable.


    Redemption of shares of a fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders will generally recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be considered long-term subject to tax at a maximum rate of 28% (28% rate gain/loss) if shareholders have held such shares for a period of more than 12 months but no more than 18 months and long-term subject to tax at a maximum rate of 20%, minimum of 10% (20% rate gain/loss) if shareholders have held such shares for a period of more than 18 months. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.


MANAGEMENT

INVESTMENT MANAGEMENT

    Under the laws of the State of Maryland, the Board of Directors is responsible for managing the business and affairs of the fund. Acting pursuant to an investment management agreement entered into with the fund, American Century Investment Management, Inc. serves as the investment manager of the fund. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri, 64111. The manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.


    The manager supervises and manages the investment portfolio of the fund and directs the purchase and sale of its investment securities. It utilizes a team of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the portfolio and the asset mix as it deems appropriate in pursuit of the fund's investment objectives. Individual portfolio manager members of the team may also adjust portfolio holdings of the fund or of sectors of the fund as necessary between team meetings.

    The portfolio manager members of the teams managing the fund described in this Prospectus and their work experience for the last five years are as follows:


    DENISE TABACCO, Portfolio Manager, joined American Century in 1988, becoming a member of its portfolio department in 1991. In 1995 she assumed her current position as a Portfolio Manager.

    JOHN F. WALSH, Portfolio Manager, joined American Century in February 1996 as an Investment Analyst, a position he held until May 1997. At that time he was promoted to Portfolio Manager. Prior to joining American Century, Mr. Walsh served as an Assistant Vice President and Analyst at First Interstate Bank, Los Angeles, California, from July 1993 to January 1996. Prior to that he served as an Analyst at The Long-Term Credit Bank of Japan, Los Angeles, California.


    The activities of the manager are subject only to directions of the fund's Board of Directors. The manager pays all the expenses of the fund except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.


    For the services provided to the fund, the manager receives an annual fee of 0.35% of the average net assets of the fund. Effective February 1, 1998, the manager voluntarily waived 0.10% of the management fee for the fund until May 31, 1998. On June 1, 1998, the annual unified management fee will revert to 0.35%.


    On the first business day of each month, the fund pays a management fee to the manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for the fund by the aggregate average daily closing value of the fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).


14   ADDITIONAL INFORMATION YOU SHOULD KNOW         AMERICAN CENTURY INVESTMENTS


CODE OF ETHICS

    The fund and the manager have adopted a Code of Ethics, which restricts personal investing practices by employees of the manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the fund's portfolios obtain preclearance before executing personal trades. With respect to portfolio managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of fund shareholders come before the interests of the people who manage the fund.

TRANSFER AND ADMINISTRATIVE SERVICES

    American Century Services Corporation, 4500 Main Street, Kansas City, Missouri, 64111, acts as transfer agent and dividend-paying agent for the fund. It provides facilities, equipment and personnel to the fund and is paid for such services by the manager.

    From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the manager.

    The manager and transfer agent are both wholly owned by American Century Companies, Inc. James E. Stowers Jr., Chairman of the fund's Board of Directors, controls American Century Companies by virtue of his ownership of a majority of its common stock.


    Pursuant  to  a  Sub-Administration   Agreement  with  the  manager,   Funds
Distributor, Inc. (FDI) serves as the Co-Administrator for the fund. FDI is responsible for (i) providing certain officers of the fund and (ii) reviewing and filing marketing and sales literature on behalf of the fund. The fees and expenses of FDI are paid by the manager out of its unified fee.


DISTRIBUTION OF FUND SHARES


    The fund's shares are distributed by FDI, a registered broker-dealer. FDI is a wholly-owned indirect subsidiary of Boston Institutional Group, Inc. FDI's principal business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

    Investors may open accounts with American Century only through the distributor. All purchase transactions in the fund offered by this Prospectus are processed by the transfer agent, which is authorized to accept any instructions relating to fund accounts. All purchase orders must be accepted by the distributor. All fees and expenses of FDI in acting as distributor for the fund is paid by the manager.


SERVICE AND DISTRIBUTION FEES


    Rule 12b-1 adopted by the Securities and Exchange Commission ("SEC") under the Investment Company Act permits investment companies that adopt a written plan to pay certain expenses associated with the distribution of their shares. Pursuant to that rule, the fund's Board of Directors and the initial shareholder of the fund's Advisor Class shares have approved and adopted a Master Distribution and Shareholder Services Plan (the "Plan") with the manager.
Pursuant to the Plan, the fund pays a shareholder services fee and a distribution fee, each equal to 0.25% (for a total of 0.50%) per annum of the average daily net assets of the shares of the fund's Advisor Class. The shareholder services fee is paid for the purpose of paying the costs of securing certain shareholder and administrative services, and the distribution fee is paid for the purpose of paying the costs of providing various distribution services. All or a portion of such fees are paid by the the manager, as paying agent for the fund, to the banks, broker-dealers, insurance companies or other financial intermediaries through which such shares are made available.


    The Plan has been adopted and will be administered in accordance with the requirements of Rule 12b-1 under the Investment Company Act. For additional information about the Plan and its terms, see "Master Distribution and Shareholder Services Plan" in the Statement of Additional Information. Fees paid pursuant to the Plan may be paid for shareholder services and the maintenance of accounts and therefore may constitute "service fees" for purposes of applicable rules of the National Association of Securities Dealers.


PROSPECTUS                           ADDITIONAL INFORMATION YOU SHOULD KNOW   15


FURTHER INFORMATION ABOUT AMERICAN CENTURY

    American Century Mutual Funds, Inc., the issuer of the fund, was organized as a Maryland corporation on July 2, 1990. The corporation commenced operations on February 28, 1991, the date it merged with Twentieth Century Investors, Inc., a Delaware corporation which had been in business since October 1958. Pursuant to the terms of the Agreement and Plan of Merger dated July 27, 1990, the Maryland corporation was the surviving entity and continued the business of the Delaware corporation with the same officers and directors, the same shareholders and the same investment objectives, policies and restrictions.

    The principal office of the fund is American Century Tower, 4500 Main Street, P.O. Box 419385, Kansas City, Missouri 64141-6385. All inquiries may be made by mail to that address, or by telephone to 1-800-345-3533 (international calls: 816-531-5575).


    American Century Mutual Funds, Inc. issues 13 series of $.01 par value shares. Each series is commonly referred to as a fund. The assets belonging to each series of shares are held separately by the custodian.

    American Century offers three classes of the fund: an Investor Class, a Service Class, and the Advisor Class. The shares offered by this Prospectus are Advisor Class shares.


    The Investor Class is primarily made available to retail investors. The Service Class is primarily offered to institutional investors or through institutional distribution channels, such as employer-sponsored retirement plans or through banks, broker-dealers, insurance companies or other financial intermediaries. The other classes have different fees, expenses, and/or minimum investment requirements than the Advisor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. For additional information concerning the Investor Class of shares, call one of our Investor Services Representatives at 1-800-345-2021. For information concerning the Service Class of shares, call one of our Institutional Service Representatives at 1-800-345-3533 or contact a sales representative or financial intermediary who offers that class of shares.

    Except as described below, all classes of shares of a fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various classes are (a) each class may be subject to different expenses specific to that class, (b) each class has a different identifying designation or name, (c) each class has exclusive voting rights with respect to matters solely affecting such class, and (d) each class may have different exchange privileges.

    Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except those matters which must be voted on separately by the series or class of shares affected. Matters affecting only one series or class are voted upon only by that series or class.

    Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of directors can elect all of the directors if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Directors.

    Unless required by the Investment Company Act, it will not be necessary for the fund to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of directors or the appointment of auditors. However, pursuant to the fund's by-laws, the holders of shares representing at least 10% of the votes entitled to be cast may request the fund to hold a special meeting of shareholders. The manager will assist in the communication with other shareholders.

    WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.


16   ADDITIONAL INFORMATION YOU SHOULD KNOW        AMERICAN CENTURY INVESTMENTS


                                     NOTES


                                                                     NOTES   17


P.O. BOX 419385
KANSAS CITY, MISSOURI
64141-6385

INSTITUTIONAL SERVICES:
1-800-345-3533 OR 816-531-5575

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-345-1833 OR 816-444-3038

FAX: 816-340-4655


WWW.AMERICANCENTURY.COM


                            [american century logo]
                                    American
                                Century(reg.sm)

9802           [recycled logo]
SH-BKT-11431      Recycled

                                   PROSPECTUS

                             [american century logo]
                                    American
                                 Century(reg.sm)


                                  MARCH 1, 1998


                                     BENHAM
                                  GROUP(reg.tm)

                                Limited-Term Bond
                             Intermediate-Term Bond
                                   Benham Bond

INVESTOR CLASS


                         AMERICAN CENTURY INVESTMENTS
                                FAMILY OF FUNDS


    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.


                         AMERICAN CENTURY INVESTMENTS
-------------------------------------------------------------------------------
        Benham                American Century         Twentieth Century
        Group                      Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
   Limited-Term Bond
 Intermediate-Term Bond
      Benham Bond



                                  PROSPECTUS
                                 MARCH 1, 1998


                               Limited-Term Bond
                     Intermediate-Term Bond * Benham Bond

                                INVESTOR CLASS

                      AMERICAN CENTURY MUTUAL FUNDS, INC.

    American Century Mutual Funds, Inc. is a part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. Three of the funds from our Benham Group that invest primarily in fixed income or debt instruments are described in this Prospectus. Their investment objectives are listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.

    Through its Investor Class of shares, American Century offers investors a full line of no-load funds, investments that have no sales charges or commissions.


    This Prospectus gives you information about the funds that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated March 1, 1998, and filed with the Securities and Exchange Commission. It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:

                          AMERICAN CENTURY INVESTMENTS
                       4500 Main Street * P.O. Box 419200
                Kansas City, Missouri 64141-6200 * 1-800-345-2021
                        International calls: 816-531-5575
                     Telecommunications Device for the Deaf:
                   1-800-634-4113 * In Missouri: 816-444-3485
                        Internet: www.americancentury.com


    Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS                                                                1


                      INVESTMENT OBJECTIVES OF THE FUNDS

AMERICAN CENTURY - BENHAM
LIMITED-TERM BOND FUND

The Limited-Term Bond Fund seeks income. The fund intends to pursue its investment objective by investing in bonds and other debt obligations and maintaining a weighted average maturity of five years or less.

AMERICAN CENTURY - BENHAM
INTERMEDIATE-TERM BOND FUND

The Intermediate-Term Bond Fund seeks a competitive level of income. The fund intends to pursue its investment objective by investing in bonds and other debt obligations and maintaining a weighted average maturity of three to 10 years.

AMERICAN CENTURY - BENHAM BOND FUND


The Benham Bond Fund seeks a high level of income. The fund intends to pursue its investment objective by investing in bonds and other debt obligations. Although the fund has no weighted average portfolio maturity requirement, it invests primarily in intermediate and long-term bonds.


                There is no assurance that the funds will achieve
                     their respective investment objectives.

NO PERSON IS AUTHORIZED BY THE FUNDS TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUNDS, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


2      INVESTMENT OBJECTIVES                  AMERICAN CENTURY INVESTMENTS


                               TABLE OF CONTENTS

Investment Objectives of the Funds ........................................    2
Transaction and Operating Expense Table ...................................    4
Financial Highlights ......................................................    5

INFORMATION REGARDING THE FUNDS


Investment Policies of the Funds ..........................................    8
    Limited-Term Bond, Intermediate-Term Bond
       and Benham Bond ....................................................    8
Fundamentals of Fixed Income Investing ....................................   10
Other Investment Practices, Their
  Characteristics and Risks ...............................................   10
    Portfolio Turnover ....................................................   10
    Repurchase Agreements .................................................   11
    Derivative Securities .................................................   11
    Foreign Securities ....................................................   12
    When-Issued Securities ................................................   12
    Rule 144A Securities ..................................................   12
    Investments in Companies with
       Limited Operating History ..........................................   13
    Interest Rate Futures Contracts and
       Options Thereon ....................................................   13
Performance Advertising ...................................................   14


HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

American Century Investments ..............................................   15
Investing In American Century .............................................   15
How to Open an Account ....................................................   15
       By Mail ............................................................   15
       By Wire ............................................................   15
       By Exchange ........................................................   16
       In Person ..........................................................   16
    Subsequent Investments ................................................   16
       By Mail ............................................................   16
       By Telephone .......................................................   16
       By Online Access ...................................................   16
       By Wire ............................................................   16
       In Person ..........................................................   16
    Automatic Investment Plan .............................................   16
How to Exchange from One Account to Another ...............................   16
       By Mail ............................................................   17
       By Telephone .......................................................   17
       By Online Access ...................................................   17
How to Redeem Shares ......................................................   17
       By Mail ............................................................   17
       By Telephone .......................................................   17
       By Check-A-Month ...................................................   17
       Other Automatic Redemptions ........................................   17
    Redemption Proceeds ...................................................   17
        By Check ..........................................................   17
        By Wire and ACH ...................................................   17
    Redemption of Shares in Low-Balance Accounts ..........................   18
Signature Guarantee .......................................................   18
Special Shareholder Services ..............................................   18
    Automated Information Line ............................................   18
    Online Account Access .................................................   18
    Open Order Service ....................................................   18
    Tax-Qualified Retirement Plans ........................................   19
Important Policies Regarding Your Investments .............................   19
Reports to Shareholders ...................................................   20
Employer-Sponsored Retirement Plans
  and Institutional Accounts ..............................................   20

ADDITIONAL INFORMATION YOU SHOULD KNOW

Share Price ...............................................................   21
    When Share Price Is Determined ........................................   21
    How Share Price Is Determined .........................................   21
    Where to Find Information About Share Price ...........................   22
Distributions .............................................................   22
Taxes .....................................................................   22
    Tax-Deferred Accounts .................................................   22
    Taxable Accounts ......................................................   23
Management ................................................................   24
    Investment Management .................................................   24
    Code of Ethics ........................................................   24
    Transfer and Administrative Services ..................................   24
Distribution of Fund Shares ...............................................   25
Further Information About American Century ................................   25


PROSPECTUS                                        TABLE OF CONTENTS      3


                    TRANSACTION AND OPERATING EXPENSE TABLE

                                                            Limited-Term   Intermediate-Term    Benham
                                                                Bond             Bond            Bond

SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed on Purchases ......................  none             none            none
Maximum Sales Load Imposed on Reinvested Dividends ...........  none             none            none
Deferred Sales Load ..........................................  none             none            none
Redemption Fee(1) ............................................  none             none            none
Exchange Fee .................................................  none             none            none

ANNUAL FUND OPERATING EXPENSES:
(as a percentage of net assets)

Management Fees(2) ........................................... 0.70%            0.75%           0.80%
12b-1 Fees ...................................................  none             none            none
Other Expenses(3) ............................................ 0.00%            0.00%           0.00%
Total Fund Operating Expenses ................................ 0.70%            0.75%           0.80%

EXAMPLE

You would pay the following expenses on a              1 year    $ 7             $ 8             $ 8
$1,000 investment, assuming a 5% annual return and    3 years     22              24              26
redemption at the end of each time period:            5 years     39              42              44
                                                     10 years     87              93              99


(1)  REDEMPTION PROCEEDS SENT BY WIRE ARE SUBJECT TO A $10 PROCESSING FEE.

(2) A PORTION OF THE MANAGEMENT FEE MAY BE PAID BY THE FUNDS' MANAGER TO UNAFFILIATED THIRD PARTIES WHO PROVIDE RECORDKEEPING AND ADMINISTRATIVE SERVICES THAT WOULD OTHERWISE BE PERFORMED BY AN AFFILIATE OF THE MANAGER. SEE "MANAGEMENT - TRANSFER AND ADMINISTRATIVE SERVICES," PAGE 24.


(3) OTHER EXPENSES, WHICH INCLUDE THE FEES AND EXPENSES (INCLUDING LEGAL COUNSEL FEES) OF THOSE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" AS DEFINED IN THE INVESTMENT COMPANY ACT, WERE LESS THAN 0.01 OF 1% OF AVERAGE NET ASSETS FOR THE MOST RECENT FISCAL YEAR.

     The purpose of the table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of the American Century funds offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations.

     NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     The shares offered by this Prospectus are Investor Class shares and have no up-front or deferred sales charges, commissions, or 12b-1 fees. The funds offer two other classes of shares to investors, primarily to institutional investors, that have different fee structures than the Investor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. A difference in fees will result in different performance for the other classes. For additional information about the various classes, see "FURTHER INFORMATION ABOUT AMERICAN CENTURY," page 25.


4    TRANSACTION AND OPERATING EXPENSE TABLE   AMERICAN CENTURY INVESTMENTS


                             FINANCIAL HIGHLIGHTS
                               LIMITED-TERM BOND

  The Financial Highlights for the fiscal year ended October 31, 1997, have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the fiscal years ended on or before October
31, 1996, have been audited by other independent auditors whose report thereon is incorporated by reference into the Statement of Additional Information. The information presented is for a share outstanding throughout the years ended
October 31, except as noted.

                                        1997          1996          1995          1994(1)

PER-SHARE DATA

Net Asset Value,
Beginning of Period .............   $     9.93     $     9.96    $     9.68    $    10.00
                                    ----------     ----------    ----------    ----------
Income From Investment Operations

  Net Investment Income .........         0.56           0.56          0.56          0.31

  Net Realized and
  Unrealized Gain (Loss) on
  Investment Transactions .......         0.05          (0.03)         0.28         (0.32)
                                    ----------     ----------    ----------    ----------
  Total from
  Investment Operations .........         0.61           0.53          0.84         (0.01)
                                    ----------     ----------    ----------    ----------
Distributions

  From Net
  Investment Income .............        (0.56)         (0.56)        (0.56)        (0.31)
                                    ----------     ----------    ----------    ----------
Net Asset Value,
End of Period ...................   $     9.98     $     9.93    $     9.96    $     9.68
                                    ==========     ==========    ==========    ==========
  TOTAL RETURN(2) ...............         6.30%          5.48%         8.89%        (0.08)%

RATIOS/SUPPLEMENTAL DATA

  Ratio of Operating
  Expenses to Average
  Net Assets ....................         0.69%          0.68%         0.69%         0.70%(3)

  Ratio of Net
  Investment Income
  to Average Net Assets .........         5.63%          5.63%         5.70%         4.79%(3)

  Portfolio Turnover Rate .......          109%           121%          116%           48%

  Net Assets, End of
  Period (in thousands) .........   $   15,269     $    8,092    $    7,193    $    4,375

(1)  MARCH 1, 1994 (INCEPTION) THROUGH OCTOBER 31, 1994.

(2) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, IF ANY. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(3)  ANNUALIZED.


PROSPECTUS                                     FINANCIAL HIGHLIGHTS       5


                             FINANCIAL HIGHLIGHTS
                            INTERMEDIATE-TERM BOND

  The Financial Highlights for the fiscal year ended October 31, 1997, have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the fiscal years ended on or before October
31, 1996, have been audited by other independent auditors whose report thereon is incorporated by reference into the Statement of Additional Information. The information presented is for a share outstanding throughout the years ended
October 31, except as noted.

                                      1997           1996          1995        1994(1)


PER-SHARE DATA

Net Asset Value,
Beginning of Period ..........   $     9.91     $    10.07     $     9.53     $    10.00
                                 ----------     ----------     ----------     ----------
Income From
Investment Operations

  Net Investment Income ......         0.59           0.58           0.59           0.34

  Net Realized and
  Unrealized Gain (Loss) on
  Investment Transactions ....         0.16          (0.06)          0.54          (0.47)
                                 ----------     ----------     ----------     ----------
  Total from
  Investment Operations ......         0.75           0.52           1.13          (0.13)
                                 ----------     ----------     ----------     ----------
Distributions

  From Net
  Investment Income ..........        (0.59)         (0.58)         (0.59)         (0.34)

  From Net Realized
  Gains on
  Investment Transactions ....         --            (0.10)          --             --
                                 ----------     ----------     ----------     ----------
  Total Distributions ........        (0.59)         (0.68)         (0.59)         (0.34)
                                 ----------     ----------     ----------     ----------
Net Asset Value,
End of Period ................   $    10.07     $     9.91     $    10.07     $     9.53
                                 ==========     ==========     ==========     ==========
  TOTAL RETURN(2) ............         7.87%          5.36%         12.19%         (1.24)%

RATIOS/SUPPLEMENTAL DATA

  Ratio of Operating
  Expenses to Average
  Net Assets .................         0.75%          0.74%          0.74%          0.75%(3)

  Ratio of Net
  Investment Income
  to Average Net Assets ......         5.99%          5.90%          6.05%          5.23%(3)

  Portfolio Turnover Rate ....           99%            87%           133%            48%

  Net Assets,
  End of Period (in thousands)   $   18,126     $   15,626     $   12,827     $    4,262

(1)  MARCH 1, 1994 (INCEPTION) THROUGH OCTOBER 31, 1994.

(2)  TOTAL  RETURN   ASSUMES   REINVESTMENT   OF  DIVIDENDS  AND  CAPITAL  GAINS
     DISTRIBUTIONS, IF ANY. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(3)  ANNUALIZED.


6      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                             FINANCIAL HIGHLIGHTS
                                  BENHAM BOND

  The Financial Highlights for the fiscal year ended October 31, 1997, have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the fiscal years ended on or before October
31, 1996, have been audited by other independent auditors whose report thereon is incorporated by reference into the Statement of Additional Information. The information presented is for a share outstanding throughout the years ended
October 31, except as noted.

                                   1997      1996      1995      1994     1993(1)   1992(1)  1991(1)  1990(1)  1989(1)   1988(1)

PER-SHARE DATA

Net Asset Value,
Beginning of Period ............. $9.63     $9.78     $8.91    $10.21     $9.92     $9.56     $8.90    $9.54     $9.19    $8.96
                                 -------   -------   -------  -------    -------   -------   -------  -------   -------  -------
Income From
Investment Operations

  Net Investment
  Income ........................  0.60      0.60      0.61      0.58      0.66      0.63      0.75     0.80      0.82      0.84

  Net Realized and
  Unrealized Gain(Loss) on
  Investment Transactions .......  0.19     (0.14)     0.87     (1.12)     1.88      0.35      0.66    (0.64)     0.35      0.23
                                 -------   -------   -------   -------   -------   -------   -------   -------  -------  -------
  Total from
  Investment Operations .........  0.79      0.46      1.48     (0.54)     2.54      0.98      1.41     0.16      1.17      1.07
                                 -------   -------   -------   -------   -------   -------   -------   -------  -------  -------
Distributions

  From Net
  Investment Income ............. (0.60)    (0.60)    (0.61)    (0.58)    (0.66)    (0.62)    (0.75)   (0.79)    (0.82)   (0.84)

  From Net
  Realized Gains on
  Investment Transactions ....... (0.09)    (0.01)      --      (0.18)    (1.59)      --        --     (0.01)      --        --
                                 -------   -------   -------   -------   -------   -------   -------   -------  -------  -------
  Total Distributions ........... (0.69)    (0.61)    (0.61)    (0.76)    (2.25)    (0.62)    (0.75)   (0.80)    (0.82)   (0.84)
                                 -------   -------   -------   -------   -------   -------   -------   -------  -------  -------
Net Asset Value,
End of Period ...................  $9.73     $9.63     $9.78     $8.91    $10.21     $9.92     $9.56    $8.90     $9.54    $9.19
                                 =======   =======   =======   =======   =======   =======   =======  =======   =======  =======
  TOTAL RETURN(2) ...............  8.57%     4.91%    17.16%    (5.47)%   11.81%    10.40%    16.44%    1.93%    13.51%   12.31%

RATIOS/SUPPLEMENTAL DATA

  Ratio of Operating
  Expenses to Average
  Net Assets ....................  0.80%     0.79%     0.78%     0.88%     1.00%   0.98%(3)   0.96%(3)  1.00%     1.00%    1.00%

  Ratio of Net
  Investment Income
  to Average Net Assets .........  6.25%     6.18%     6.53%     6.07%     6.54%     6.30%     8.06%    8.81%     8.83%    9.15%

  Portfolio Turnover Rate .......   52%      100%      105%       78%      113%      186%      219%      98%      216%      280%

  Net Assets, End of
  Period (in thousands) .........$126,580 $142,567  $149,223  $121,012  $172,120  $154,031  $114,342  $77,270   $62,302   $25,788


(1) THE DATA PRESENTED HAS BEEN RESTATED TO GIVE EFFECT TO A 10 FOR 1 STOCK SPLIT IN THE FORM OF A STOCK DIVIDEND THAT OCCURRED ON NOVEMBER 13, 1993.

(2)  TOTAL  RETURN   ASSUMES   REINVESTMENT   OF  DIVIDENDS  AND  CAPITAL  GAINS
     DISTRIBUTIONS, IF ANY. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(3) EXPENSES ARE SHOWN NET OF MANAGEMENT FEES WAIVED BY THE MANAGER FOR LOW-BALANCE ACCOUNT FEES COLLECTED DURING PERIOD.


PROSPECTUS                                     FINANCIAL HIGHLIGHTS       7


                        INFORMATION REGARDING THE FUNDS

INVESTMENT POLICIES OF THE FUNDS

    The funds have adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objectives of the funds identified on page 2 of this Prospectus, and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The funds have implemented additional investment policies and practices to guide their activities in the pursuit of their respective investment objectives. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

    For an explanation of the securities ratings referred to in the following discussion, see "AN EXPLANATION OF FIXED INCOME SECURITIES RATINGS" in the Statement of Additional Information.

LIMITED-TERM BOND, INTERMEDIATE-TERM BOND AND BENHAM BOND


    These funds seek to provide investors with income through investments in bonds and other debt instruments.

    The three funds differ in the weighted average maturities of their portfolios and accordingly in their degree of risk and potential level of income. Generally, the longer the weighted average maturity, the higher the yield and the greater the price volatility.


    Limited-Term Bond will invest primarily in investment grade corporate securities and other debt instruments and will maintain, under normal market conditions, a weighted average maturity of five years or less. The fund is designed for investors seeking a competitive level of current income with limited price volatility.

    Intermediate-Term Bond will invest primarily in investment grade corporate securities and other debt instruments and will maintain, under normal market conditions, a weighted average maturity of three to 10 years. The fund is designed for investors seeking a higher level of current income than is generally available from shorter-term corporate and government securities and who are willing to accept a greater degree of price fluctuation.


    Benham Bond will invest primarily in investment grade corporate bonds and other debt instruments. Although there is no weighted average portfolio maturity requirement, the fund will primarily invest in intermediate and long-term bonds. The fund is designed for investors whose primary goal is a level of current income higher than is generally provided by money market or short- and intermediate-term securities and who can accept the generally greater price volatility associated with longer-term bonds.


    The value of the shares of all three of these funds will vary from day to day. See "FUNDAMENTALS OF FIXED INCOME INVESTING," page 10.

    Under normal market conditions, each fund will maintain at least 65% of the value of its total assets in investment grade bonds and other debt instruments. Under normal market conditions, each of the funds may invest up to 35% of its assets, and for temporary defensive purposes, up to 100% of its assets, in short-term money market instruments.

    The manager will actively manage the portfolios, adjusting the weighted average portfolio maturities as necessary in response to expected changes in interest rates. During periods of rising interest rates, the weighted average maturity of a fund may be moved to the shorter end of its maturity range in order to reduce the effect of bond price declines on the fund's net asset value. When interest rates are falling and bond prices are rising, the weighted average portfolio maturity may be moved toward the longer end of its maturity range.


    To achieve their objectives, the funds may invest in diversified portfolios of high- and medium-grade debt securities payable in United States currency. The funds may invest in securities that at the time of purchase are rated by a nationally recognized statistical rating organization or, if not rated, are of equivalent investment quality as determined by the manager, as follows: short-term notes within the two highest



8     INFORMATION REGARDING THE FUNDS          AMERICAN CENTURY INVESTMENTS


categories, e.g., at least MIG-2 by Moody's Investor Services ("Moody's") or SP-2 by Standard and Poor's Corporation ("S&P"); corporate, sovereign government, and municipal bonds within the four highest categories (for example, at least Baa by Moody's or BBB by S&P); securities of the United States government and its agencies and instrumentalities (described below); other types of securities rated at least P-2 by Moody's or A-2 by S&P. According to Moody's, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&Ps belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions or changing circumstances.

    The government securities in which the funds may invest include: (1) direct obligations of the United States, such as Treasury bills, notes and bonds, which are supported by the full faith and credit of the United States, and (2) obligations (including mortgage-related securities) issued or guaranteed by agencies and instrumentalities of the United States government that are established under an act of Congress. The securities of some of these agencies and instrumentalities, such as the Government National Mortgage Association, are guaranteed as to principal and interest by the U.S. Treasury, and other securities are supported by the right of the issuer, such as the Federal Home Loan Banks, to borrow from the Treasury. Other obligations, including those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality.

    Mortgage-related securities in which the funds may invest include collateralized mortgage obligations ("CMOs") issued by a United States agency or instrumentality. A CMO is a debt security that is collateralized by a portfolio or pool of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of mortgages or securities.

    The market value of mortgage-related securities, even those in which the underlying pool of mortgage loans is guaranteed as to the payment of principal and interest by the United States government, is not insured. When interest rates rise, the market value of those securities may decrease in the same manner as other debt, but when interest rates decline, their market value may not increase as much as other debt instruments because of the prepayment feature inherent in the underlying mortgages. If such securities are purchased at a premium, the fund will suffer a loss if the obligation is prepaid. Prepayments will be reinvested at prevailing rates, which may be less than the rate paid by the prepaid obligation.

    For the purpose of determining the weighted average portfolio maturity of the funds, the manager shall consider the maturity of a mortgage-related security to be the remaining expected average life of the security. The average life of such securities is likely to be substantially less than the original maturity as a result of prepayments of principal on the underlying mortgages, especially in a declining interest rate environment. In determining the remaining expected average life, the manager makes assumptions regarding prepayments on underlying mortgages. In a rising interest rate environment, those prepayments generally decrease, and may decrease below the rate of prepayment assumed by the manager when purchasing those securities. Such slowdown may cause the remaining maturity of those securities to lengthen, which will increase the relative volatility of those securities and, hence, the fund holding the securities. See "FUNDAMENTALS OF FIXED INCOME INVESTING," page 10.

    As noted, each fund may invest up to 35% of its assets, and for temporary defensive purposes as determined by the manager, up to 100% of its assets in short-term money market instruments.

    Those instruments may include:

     (1) Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities;

     (2)  Commercial Paper;

     (3)  Certificates of Deposit and Euro Dollar Certificates of Deposit;

     (4)  Bankers' Acceptances;

     (5)  Short-term notes, bonds, debentures, or other debt instruments; and

     (6)  Repurchase agreements.

    These investments must meet the rating standards for the funds. To the extent a fund assumes a defensive position, the weighted average maturity of its portfolio may not fall within the ranges stated for the fund.


PROSPECTUS                          INFORMATION REGARDING THE FUNDS       9

[line chart - data below]

FUNDAMENTALS OF FIXED INCOME INVESTING


HISTORICAL YIELDS

          30-YEAR     20-YEAR      3-MONTH
         TREASURY    TAX-EXEMPT    TREASURY
          BONDS        BONDS        BILLS

1/93        7%           6%           3%
2/93        7%           5%           3%
3/93        7%           6%           3%
4/93        7%           6%           3%
5/93        7%           6%           3%
6/93        7%           5%           3%
7/93        7%           5%           3%
8/93        6%           5%           3%
9/93        6%           5%           3%
10/93       6%           5%           3%
11/93       6%           5%           3%
12/93       6%           5%           3%
1/94        6%           5%           3%
2/94        7%           5%           3%
3/94        7%           6%           4%
4/94        7%           6%           4%
5/94        7%           6%           4%
6/94        8%           6%           4%
7/94        7%           6%           4%
8/94        7%           6%           5%
9/94        8%           6%           5%
10/94       8%           6%           5%
11/94       8%           7%           6%
12/94       8%           6%           6%
1/95        8%           6%           6%
2/95        7%           6%           6%
3/95        7%           6%           6%
4/95        7%           6%           6%
5/95        7%           6%           6%
6/95        7%           6%           6%
7/95        7%           6%           6%
8/95        7%           6%           5%
9/95        7%           6%           5%
10/95       6%           5%           6%
11/95       6%           5%           5%
12/95       6%           5%           5%
1/96        6%           5%           5%
2/96        6%           5%           5%
3/96        7%           6%           5%
4/96        7%           6%           5%
5/96        7%           6%           5%
6/96        7%           6%           5%
7/96        7%           6%           5%
8/96        7%           6%           5%
9/96        7%           6%           5%
10/96       7%           6%           5%
11/96       6%           6%           5%
12/96       7%           6%           5%
1/97        7%           6%           5%
2/97        7%           6%           5%
3/97        7%           6%           5%
4/97        7%           6%           5%
5/97        7%           6%           5%
6/97        7%           6%           5%
7/97        6%           5%           5%
8/97        7%           5%           5%
9/97        6%           5%           5%
10/97       6%           5%           5%
11/97       6%           5%           5%
12/97       6%           5%           5%



BOND PRICE VOLATILITY

    For a given change in interest rates, longer maturity bonds experience a greater change in price, as shown below:

                   Price of a 7%        Price of same
                    coupon bond           bond if its        Percent
    Years to        now trading        yield increases        change
    Maturity        to yield 7%             to 8%           in price

      1 year         $100.00               $99.06            -0.94%
     3 years          100.00                97.38            -2.62%
    10 years          100.00                93.20            -6.80%
    30 years          100.00                88.69           -11.31%



YEARS TO MATURITY
(bar graph - data below)

LIMITED-TERM BOND
Likely Maturities of Individual Holdings                          0-8 years
Expected Weighted Average Portfolio Maturity Range           6 mos.-5 years

INTERMEDIATE-TERM BOND
Likely Maturities of Individual Holdings                         0-20 years
Expected Weighted Average Portfolio Maturity Range               3-20 years

BENHAM BOND
Likely Maturities of Individual Holdings                         0-30 years
Expected Weighted Average Portfolio Maturity Range               8-20 years


    Over time, the level of interest rates available in the marketplace changes. As prevailing rates fall, the prices of bonds and other securities that trade on a yield basis rise. On the other hand, when prevailing interest rates rise, bond prices fall.

    Generally, the longer the maturity of a debt security, the higher its yield and the greater its price volatility. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

    These factors operating in the marketplace have a similar impact on bond portfolios. A change in the level of interest rates causes the net asset value per share of any bond fund, except money market funds, to change. If sustained over time, it would also have the impact of raising or lowering the yield of the fund.

    In addition to the risk arising from fluctuating interest rate levels, debt securities are subject to credit risk. When a security is purchased, its anticipated yield is dependent on the timely payment by the borrower of each interest and principal installment. Credit analysis and resultant bond ratings take into account the relative likelihood that such timely payment will occur. As a result, lower-rated bonds tend to sell at higher yield levels than top-rated bonds of similar maturity.


                            AUTHORIZED QUALITY RANGES

                               A-1         A-2     A-3
                               P-1         P-2     P-3
                             MIG-1       MIG-2   MIG-3
                              SP-1        SP-2    SP-3
                         AAA   AA     A    BBB     BB    B   CCC    CC    C    D

Limited-Term Bond         x     x     x     x
Intermediate-Term
   Bond                   x     x     x     x
Benham Bond               x     x     x     x

    In addition, as economic, political and business developments unfold, lower-quality bonds, which possess lower levels of protection with regard to timely payment, usually exhibit more price fluctuation than do higher-quality bonds of like maturity.

    The investment practices of our fixed income funds take into account these relationships. The maturity and asset quality of each fund have implications for the degree of price volatility and the yield level to be expected from each.

OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS
AND RISKS

    For additional information, see "ADDITIONAL INVESTMENT RESTRICTIONS" in the Statement of Additional Information.

PORTFOLIO TURNOVER


    The portfolio turnover rates of the funds are shown in the financial information on pages 5-7 of this Prospectus.


    Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to the particular fund's objectives. The


10      INFORMATION REGARDING THE FUNDS        AMERICAN CENTURY INVESTMENTS


manager believes that the rate of portfolio turnover is irrelevant when it determines a change is in order to achieve those objectives and accordingly, the annual portfolio turnover rate cannot be anticipated.

    The portfolio turnover of each fund may be higher than other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost that the funds pay directly. Portfolio turnover may also affect the character of capital gains, if any, realized and distributed by a fund since short-term capital gains are taxable as ordinary income.

REPURCHASE AGREEMENTS

    Each fund may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of that fund.

    A repurchase agreement occurs when, at the time the fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934) agrees to repurchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund's money is invested in the security.

    Since the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The fund's risk is the ability of the seller to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.

    The funds will limit repurchase agreement transactions to securities issued by the U.S. government, its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the funds' Board of Directors.

    Each of the funds may invest in repurchase agreements with respect to any security in which that fund is authorized to invest, even if the remaining maturity of the underlying security would make that security ineligible for purchase by such fund. No fund will invest more than 15% of its assets in repurchase agreements maturing in more than seven days.

DERIVATIVE SECURITIES

    To the extent permitted by its investment objectives and policies, each of the funds may invest in securities that are commonly referred to as "derivative" securities. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Certain derivative securities are more accurately described as "index/structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators ("reference indices").

    Some   "derivatives"  such  as   mortgage-related   and  other  asset-backed
securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

    There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

    No fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund. For example, a bond whose interest rate is indexed to the return on two-year treasury securities would be a permissible investment (assuming it otherwise meets the other requirements for the funds), while a security whose underlying value is linked to the price of oil would not be a permissible investment since the funds may not invest in oil and gas leases or futures.

    The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

    There  are  a  range  of  risks  associated  with  derivative   investments,
including:


PROSPECTUS                          INFORMATION REGARDING THE FUNDS       11


    * the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio manager anticipates;

    * the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;

    * the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment; and

    *    the risk that the counterparty will fail to perform its obligations.

    The Board of Directors has approved the manager's policy regarding investments in derivative securities. That policy specifies factors that must be considered in connection with a purchase of derivative securities. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made. The manager will report on fund activity in derivative securities to the Board of Directors as necessary. In addition, the Board will review the manager's policy for investments in derivative securities annually.


FOREIGN SECURITIES

    Each of the funds may invest an unlimited amount of its assets in the securities of foreign issuers, including foreign governments, when these securities meet their standards of selection. Securities of foreign issuers may trade in the U.S. or foreign securities markets. The funds will limit their purchase of debt securities to U.S. dollar denominated investment grade obligations. Such securities will be primarily from developed markets.

    Investments in foreign securities may present certain risks, including those resulting from fluctuations in currency exchange rates, future political and economic developments, clearance and settlement risk, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers.

WHEN-ISSUED SECURITIES

    Each of the funds may sometimes purchase new issues of securities on a when-issued basis without limit when, in the opinion of the manager, such purchases will further the investment objectives of the fund. The price of when-issued securities is established at the time commitment to purchase is made. Delivery of and payment for these securities typically occurs 15 to 45 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of each security may decline prior to delivery, which could result in a loss to the fund. A separate account for each fund consisting of cash or high-quality liquid debt securities in an amount at least equal to the when-issued commitments will be established and maintained with the custodian. No income will accrue to the fund prior to delivery.

RULE 144A SECURITIES

    The funds may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the funds' criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.

    With respect to securities eligible for resale under Rule 144A, the staff of the Securities and Exchange Commission has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. The staff also acknowledges that, while the board retains ultimate responsibility, it may delegate this function to the manager. Accordingly, the board has established guidelines and procedures for determining the liquidity of Rule 144A securities and has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the manager. The board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.


12      INFORMATION REGARDING THE FUNDS        AMERICAN CENTURY INVESTMENTS


    Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and a fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the funds' manager will consider appropriate remedies to minimize the effect on such fund's liquidity. No fund may invest more than 15% of its assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of fund shares).


INVESTMENTS IN COMPANIES  WITH LIMITED OPERATING HISTORY

    The funds may invest in the securities of issuers with limited operating history. The manager considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation.

    Investments in securities of issuers with limited operating history may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating history and financial information upon which the manager may base its investment decision on behalf of the funds. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

    The funds will not invest more than 5% of their total assets in the securities of issuers with less than a three-year operating history. The manager will consider periods of capital formation, incubation, consolidation, and research and development in determining whether a particular issuer has a record of three years of continuous operation.


INTEREST RATE FUTURES CONTRACTS  AND OPTIONS THEREON

    The funds may buy and sell interest rate futures contracts relating to debt securities ("debt futures," i.e., futures relating to debt securities, and "bond index futures," i.e., futures relating to indexes on types or groups of bonds) and write and buy put and call options relating to interest rate futures contracts.

    For options sold, a fund will segregate cash or high-quality debt securities equal to the value of securities underlying the option unless the option is otherwise covered.

    A fund will deposit in a segregated account with its custodian bank high-quality debt obligations in an amount equal to the fluctuating market value of long futures contracts it has purchased, less any margin deposited on its long position. It may hold cash or acquire such debt obligations for the purpose of making these deposits.

    A fund will purchase or sell futures contracts and options thereon only for the purpose of hedging against changes in the market value of its portfolio securities or changes in the market value of securities that it may wish to include in its portfolio. A fund will enter into future and option transactions only to the extent that the sum of the amount of margin deposits on its existing futures positions and premiums paid for related options do not exceed 5% of its assets.

    Since futures contracts and options thereon can replicate movements in the cash markets for the securities in which a fund invests without the large cash investments required for dealing in such markets, they may subject a fund to greater and more volatile risks than might otherwise be the case. The principal risks related to the use of such instruments are (1) the offsetting correlation between movements in the market price of the portfolio investments (held or intended) being hedged and in the price of the futures contract or option may be imperfect; (2) possible lack of a liquid secondary market for closing out futures or option positions; (3) the need for additional portfolio management skills and techniques; and (4) losses due to unanticipated market price movements. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the securities being hedged. Such equal price changes are not always possible because the investment underlying the hedging instrument may not be the same investment that is being hedged.

    The manager will attempt to create a closely correlated hedge but hedging activity may not be completely successful in eliminating market value fluctuation. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of general interest rate trends by the manager may still not result in a successful transaction. The manager may be incorrect in its expectations as to the


PROSPECTUS                           INFORMATION REGARDING THE FUNDS     13


extent of various interest rate movements or the time span within which the movements take place.

    See the Statement of Additional Information for further information about these instruments and their risks.

PERFORMANCE ADVERTISING

    From time to time, the funds may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return and yield. Performance data may be quoted separately for the Investor Class and for the other classes.

    Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the fund's cumulative total return over the same period if the fund's performance had remained constant throughout.

    A quotation of yield reflects a fund's income over a stated period expressed as a percentage of the fund's share price. Yield is calculated by adding over a 30-day (or one-month) period all interest and dividend income (net of fund expenses) calculated on each day's market values, dividing this sum by the average number of fund shares outstanding during the period, and expressing the result as a percentage of the fund's share price on the last day of the 30-day (or one-month) period. The percentage is then annualized. Capital gains and losses are not included in the calculation.

    Yields are calculated according to accounting methods that are standardized in accordance with SEC rules for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, a fund's yield may not equal the income paid on your shares or the income reported in a fund's financial statements.

    The funds may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services or Donoghue's Money Fund Report) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, fund performance may be compared to well-known indices of market performance including the Donoghue's Money Fund Average and the Bank Rate Monitor National Index of 2(1)/(2)-year CD rates. Fund performance may also be compared, on a relative basis, to other funds in our fund family. This relative comparison, which may be based upon historical or expected fund performance, volatility or other fund characteristics, may be presented numerically, graphically or in text. Fund performance may also be combined or blended with other funds in our fund family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.

    All performance information advertised by the funds is historical in nature and is not intended to represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.


14      INFORMATION REGARDING THE FUNDS        AMERICAN CENTURY INVESTMENTS


                HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

AMERICAN CENTURY INVESTMENTS

    The funds offered by this Prospectus are a part of the American Century Investments family of mutual funds. Our family provides a full range of investment opportunities, from the aggressive equity growth funds in our Twentieth Century Group, to the fixed income funds in our Benham Group, to the moderate risk and specialty funds in our American Century Group. Please call 1-800-345-2021 for a brochure or prospectuses for the other funds in the American Century Investments family.


    To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If you would like additional copies of financial reports and prospectuses or separate mailing of account statements, please call us.


INVESTING IN AMERICAN CENTURY

    The following section explains how to invest in American Century, including purchases, redemptions, exchanges and special services. You will find more detail about doing business with us by referring to the Investor Services Guide that you will receive when you open an account.

    If you own or are considering purchasing fund shares through an employer-sponsored retirement plan or through a bank, broker-dealer or other financial intermediary, the following sections, as well as information contained in our Investor Services Guide, may not apply to you. Please read "EMPLOYER-SPONSORED RETIREMENT PLANS AND INSTITUTIONAL ACCOUNTS," page 20.

HOW TO OPEN AN ACCOUNT

    To open an account, you must complete and sign an application, furnishing your taxpayer identification number. (You must also certify whether you are subject to withholding for failing to report income to the IRS.) Investments received without a certified taxpayer identification number will be returned.

    The minimum investment is $2,500  ($1,000 for IRAs).

    The minimum investment requirements may be different for some types of retirement accounts. Call one of our Investor Services Representatives for information on our retirement plans, which are available for individual investors or for those investing through their employers.

    PLEASE NOTE: IF YOU REGISTER YOUR ACCOUNT AS BELONGING TO MULTIPLE OWNERS (E.G., AS JOINT TENANTS), YOU MUST PROVIDE US WITH SPECIFIC AUTHORIZATION ON YOUR APPLICATION IN ORDER FOR US TO ACCEPT WRITTEN OR TELEPHONE INSTRUCTIONS FROM A SINGLE OWNER. OTHERWISE, ALL OWNERS WILL HAVE TO AGREE TO ANY TRANSACTIONS THAT INVOLVE THE ACCOUNT (WHETHER THE TRANSACTION REQUEST IS IN WRITING OR OVER THE TELEPHONE).

    You may invest in the following ways:

BY MAIL

    Send a completed application and check or money order payable in U.S. dollars to American Century Investments.

BY WIRE

    You may make your initial  investment by wiring funds.  To do so, call us or
mail  a  completed   application  and  provide  your  bank  with  the  following information:

*  RECEIVING BANK AND ROUTING NUMBER:
   Commerce Bank, N.A. (101000019)

*  BENEFICIARY (BNF):
   American Century Services Corporation
   4500 Main St., Kansas City, Missouri 64111

*  BENEFICIARY ACCOUNT NUMBER (BNF ACCT):
   2804918

*  REFERENCE FOR BENEFICIARY (RFB):
   American Century account number into which you are investing. If more than one, leave blank and see Bank to Bank Information below.

*  ORIGINATOR TO BENEFICIARY (OBI):
   Name and address of owner of account into which you are investing.


PROSPECTUS          HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS       15


*  BANK TO BANK INFORMATION
   (BBI OR FREE FORM TEXT):

    * Taxpayer identification or Social Security number

    * If more than one account, account numbers and amount to be invested in each account.


    * Current tax year, previous tax year or rollover designation if an IRA. Specify whether Traditional IRA, Roth IRA, Education IRA, SEP-IRA, SARSEP-IRA, SIMPLE Employer or SIMPLE Employee.


BY EXCHANGE

    Call 1-800-345-2021 from 7 a.m. to 7 p.m. Central time to get information on opening an account by exchanging from another American Century account. See this page for more information on exchanges.

IN PERSON

    If you prefer to work with a representative in person, please visit one of our Investor Centers, located at:

    4500 Main Street
    Kansas City, Missouri 64111


    4917 Town Center Drive
    Leawood, Kansas 66211


    1665 Charleston Road
    Mountain View, California 94043

    2000 S. Colorado Blvd.
    Denver, Colorado 80222

SUBSEQUENT INVESTMENTS


    Subsequent investments may be made by an automatic bank, payroll or government direct deposit (see "AUTOMATIC INVESTMENT PLAN," this page) or by any of the methods below. The minimum investment requirement for subsequent investments: $250 for checks submitted without the investment slip portion of a previous statement or confirmation, $50 for all other types of subsequent investments.


BY MAIL


    When making subsequent investments, enclose your check with the investment slip portion of a previous statement or confirmation. If the investment slip is not available, indicate your name, address and account number on your check or a separate piece of paper. (PLEASE BE AWARE THAT THE INVESTMENT MINIMUM FOR SUBSEQUENT INVESTMENTS IS HIGHER WITHOUT AN INVESTMENT SLIP.)


BY TELEPHONE

    Once your account is open, you may make investments by telephone if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account. You may call an Investor Services Representative or use our Automated Information Line.

BY ONLINE ACCESS

    Once your account is open, you may make investments online if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account.

BY WIRE

    You may make subsequent investments by wire. Follow the wire transfer instructions on page 15 and indicate your account number.

IN PERSON


    You may make subsequent investments in person at one of our Investor Centers. The locations of our four Investor Centers are listed on this page.


AUTOMATIC INVESTMENT PLAN

    You may elect on your application to make investments automatically by authorizing us to draw on your bank account regularly. Such investments must be at least the equivalent of $50 per month. You also may choose an automatic payroll or government direct deposit. If you are establishing a new account, check the appropriate box under "Automatic Investments" on your application to receive more information. If you would like to add a direct deposit to an existing account, please call one of our Investor Services Representatives.

HOW TO EXCHANGE FROM ONE ACCOUNT TO ANOTHER

    As long as you meet any minimum investment requirements, you may exchange your fund shares to our other funds up to six times per year per account. An exchange request will be processed as of the same day it is received if it is received before the funds' net asset values are calculated, which is one hour prior to the close of the New York Stock Exchange for funds


16 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


issued by the Benham Target Maturities Trust, and at the close of the Exchange for all of our other funds. See "WHEN SHARE PRICE IS DETERMINED," page 21.

    For any single exchange, the shares of each fund being acquired must have a value of at least $100. However, we will allow investors to set up an Automatic Exchange Plan between any two funds in the amount of at least $50 per month. See our Investor Services Guide for further information about exchanges.

BY MAIL

    You may direct us in writing to exchange your shares from one American Century account to another. For additional information, please see our Investor Services Guide.

BY TELEPHONE

    You may make exchanges over the telephone (either with an Investor Services Representative or using our Automated Information Line -- see page 18) if you have authorized us to accept telephone instructions. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-2021 to receive the appropriate form.

BY ONLINE ACCESS

    You can make exchanges online if you have authorized us to accept instructions over the Internet. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-2021 to get the appropriate form.

HOW TO REDEEM SHARES

    We will redeem or "buy back" your shares at any time. Redemptions will be made at the next net asset value determined after a completed redemption request is received.

    Please note that a request to redeem shares in an IRA or 403(b) plan must be accompanied by an executed IRS Form W4-P and a reason for withdrawal as specified by the IRS.

BY MAIL

    Your written instructions to redeem shares may be made either by a redemption form, which we will send you upon request, or by a letter to us. Certain redemptions may require a signature guarantee. Please see "SIGNATURE GUARANTEE," page 18.

BY TELEPHONE

    If you have authorized us to accept telephone instructions, you may redeem your shares by calling an Investor Services Representative.

BY CHECK-A-MONTH

    If you have at least a $10,000 balance in your account, you may redeem shares by Check-A-Month. A Check-A-Month plan automatically redeems enough shares each month to provide you with a check in an amount you choose (minimum $50). To set up a Check-A-Month plan, please call and request our Check-A-Month brochure.

OTHER AUTOMATIC REDEMPTIONS

    If you have at least a $10,000 balance in your account, you may elect to make redemptions automatically by authorizing us to send funds to you or your account at a bank or other financial institution. To set up automatic redemptions, call one of our Investor Services Representatives.

REDEMPTION PROCEEDS

    Please note that shortly after a purchase of shares is made by check or electronic draft (also known as an ACH draft) from your bank, we may wait up to 15 days or longer to send redemption proceeds (to allow your purchase funds to clear). No interest is paid on the redemption proceeds after the redemption is processed but before your redemption proceeds are sent.

    Redemption proceeds may be sent to you in one of the following ways:

BY CHECK

    Ordinarily, all redemption checks will be made payable to the registered owner of the shares and will be mailed only to the address of record. For more information, please refer to our Investor Services Guide.

BY WIRE AND ACH

    You may authorize us to transmit redemption proceeds by wire or ACH. These services will be effective 15 days after we receive the authorization.

    Your bank will usually receive wired funds within 48 hours of transmission. Funds transferred by ACH may be received up to seven days after transmission. Wired funds are subject to a $10 fee to cover bank wire


PROSPECTUS          HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS      17


charges, which is deducted from redemption proceeds. Once the funds are transmitted, the time of receipt and the funds' availability are not under our control.

REDEMPTION OF SHARES IN  LOW-BALANCE ACCOUNTS


    Whenever the shares held in an account have a value of less than the required minimum, a letter will be sent advising you of the necessity of bringing the value of the shares held in the account up to the minimum. See "HOW TO OPEN AN ACCOUNT," page 15. If action is not taken within 90 days of the letter's date, the shares held in the account will be redeemed and the proceeds from the redemption will be sent by check to your address of record. We reserve the right to increase the investment minimums.


SIGNATURE GUARANTEE

    To protect your accounts from fraud, some transactions will require a signature guarantee. Which transactions will require a signature guarantee will depend on which service options you elect when you open your account. For example, if you choose "In Writing Only," a signature guarantee will be required when:

    *    redeeming more than $25,000; or

    * establishing or increasing a Check-A-Month or automatic transfer on an existing account.

    You may obtain a signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

    For a more in-depth explanation of our signature guarantee policy, or if you live outside the United States and would like to know how to obtain a signature guarantee, please consult our Investor Services Guide.

    We reserve the right to require a signature guarantee on any transaction, or to change this policy at any time.

SPECIAL SHAREHOLDER SERVICES

    We offer several service options to make your account easier to manage. These are listed on the account application. Please make note of these options and elect the ones that are appropriate for you. Be aware that the "Full Services" option offers you the most flexibility. You will find more information about each of these service options in our Investor Services Guide.

    Our special shareholder services include:

AUTOMATED INFORMATION LINE

    We offer an Automated Information Line, 24 hours a day, seven days a week, at 1-800-345-8765. By calling the Automated Information Line, you may listen to fund prices, yields and total return figures. You may also use the Automated Information Line to make investments into your accounts (if we have your bank information on file) and obtain your share balance, value and most recent transactions. If you have authorized us to accept telephone instructions, you also may exchange shares from one fund to another via the Automated Information Line. Redemption instructions cannot be given via the Automated Information Line.

ONLINE ACCOUNT ACCESS

    You may contact us 24 hours a day, seven days a week, at www.americancentury.com to access daily share prices, receive updates on major market indexes and view historical performance of your funds. If you select "Full Services" on your application, you can use your personal access code and Social Security number to view your account balances and account activity, make subsequent investments from your bank account or exchange shares from one fund to another.

OPEN ORDER SERVICE

    Through our open order service, you may designate a price at which to buy shares of a variable-priced fund by exchange from one of our money market funds, or a price at which to sell shares of a variable-priced fund by exchange to one of our money market funds. The designated purchase price must be equal to or lower, or the designated sale price equal to or higher, than the variable-priced fund's net asset value at the time the order is placed. If the designated price is met within 90 calendar days, we will execute your exchange order automatically at that price (or better). Open orders not executed within 90 days will be canceled.

    If the fund you have selected deducts a distribution from its share price, your order price will be adjusted accordingly so the distribution does not inadvertently trigger an open order transaction on


18 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


your behalf. If you close or re-register the account from which the shares are to be redeemed, your open order will be canceled.

    Because of their time-sensitive nature, open order transactions are accepted only by telephone or in person. These transactions are subject to exchange limitations described in each fund's prospectus, except that orders and cancellations received before 2 p.m. Central time are effective the same day, and orders or cancellations received after 2 p.m. Central time are effective the next business day.

TAX-QUALIFIED RETIREMENT PLANS

    Each fund is available for your tax-deferred retirement plan. Call or write us and request the appropriate forms for:

     *    Individual Retirement Accounts (IRAs);

     * 403(b) plans for employees of public school systems and non-profit organizations; or

     * Profit sharing plans and pension plans for corporations and other employers.

    If your IRA and 403(b) accounts do not total $10,000, each account is subject to an annual $10 fee, up to a total of $30 per year.

    You can also transfer your tax-deferred plan to us from another company or custodian. Call or write us for a Request to Transfer form.

IMPORTANT POLICIES REGARDING YOUR INVESTMENTS

    Every account is subject to policies that could affect your investment. Please refer to the Investor Services Guide for further information about the policies discussed below, as well as further detail about the services we offer

  (1) We reserve the right for any reason to suspend the offering of shares for a period of time, or to reject any specific purchase order (including purchases by exchange). Additionally, purchases may be refused if, in the opinion of the manager, they are of a size that would disrupt the management of the fund.

  (2) We reserve the right to make changes to any stated investment requirements, including those that relate to purchases, transfers and redemptions. In addition, we may also alter, add to or terminate any investor services and privileges. Any changes may affect all shareholders or only certain series or classes of shareholders.

  (3) Shares being acquired must be qualified for sale in your state of residence.

  (4) Transactions requesting a specific price and date, other than open orders, will be refused. Once you have mailed or otherwise transmitted your transaction instructions to us, they may not be modified or canceled.

  (5) If a transaction request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, we will require evidence satisfactory to us of the authority of the individual making the request.

  (6) We have established procedures designed to assure the authenticity of instructions received by telephone. These procedures include requesting personal identification from callers, recording telephone calls, and providing written confirmations of telephone transactions. These procedures are designed to protect shareholders from unauthorized or fraudulent instructions. If we do not employ reasonable procedures to confirm the genuineness of instructions, then we may be liable for losses due to unauthorized or fraudulent instructions. The company, its transfer agent and investment advisor will not be responsible for any loss due to instructions they reasonably believe are genuine.

  (7)    All   signatures   should  be  exactly  as  the  name  appears  in  the
         registration. If the owner's name appears in the registration as Mary Elizabeth Jones, she should sign that way and not as Mary E. Jones.

  (8) Unusual stock market conditions have in the past resulted in an increase in the number of shareholder telephone calls. If you experience difficulty in reaching us during such periods, you may send your transaction instructions by mail, express mail or courier service, or you may visit one of our Investor Centers. You may also use our Automated Information Line if you have requested and received an access code and are not attempting to redeem shares.

  (9) If you fail to provide us with the correct certified taxpayer identification number, we may


PROSPECTUS            HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS        19


         reduce any redemption proceeds by $50 to cover the penalty the IRS will impose on us for failure to report your correct taxpayer identification number on information reports.

  (10) We will perform special inquiries on shareholder accounts. A research fee of $15 per hour may be applied.

REPORTS TO SHAREHOLDERS

    At the end of each calendar quarter, we will send you a consolidated statement that summarizes all of your American Century holdings, as well as an individual statement for each fund you own that reflects all year-to-date activity in your account. You may request a statement of your account activity at any time.

    With the exception of most automatic transactions, each time you invest, redeem, transfer or exchange shares, we will send you a confirmation of the transaction. See the Investor Services Guide for more detail.

    CAREFULLY REVIEW ALL THE INFORMATION RELATING TO TRANSACTIONS ON YOUR STATEMENTS AND CONFIRMATIONS TO ENSURE THAT YOUR INSTRUCTIONS WERE ACTED ON PROPERLY. PLEASE NOTIFY US IMMEDIATELY IN WRITING IF THERE IS AN ERROR. IF YOU FAIL TO PROVIDE NOTIFICATION OF AN ERROR WITH REASONABLE PROMPTNESS, I.E., WITHIN 30 DAYS OF NON-AUTOMATIC TRANSACTIONS OR WITHIN 30 DAYS OF THE DATE OF YOUR CONSOLIDATED QUARTERLY STATEMENT, IN THE CASE OF AUTOMATIC TRANSACTIONS, WE WILL DEEM YOU TO HAVE RATIFIED THE TRANSACTION.

    No later than January 31 of each year, we will send you reports that you may use in completing your U.S. income tax return. See the Investor Services Guide for more information.

    Each year, we will send you an annual and a semiannual report relating to your fund, each of which is incorporated herein by reference. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semiannual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You also will receive an updated prospectus at least once each year. Please read these materials carefully, as they will help you understand your fund.

EMPLOYER-SPONSORED RETIREMENT PLANS AND
INSTITUTIONAL ACCOUNTS

    Information   contained  in  our  Investor   Services   Guide   pertains  to
shareholders who invest directly with American Century rather than through an employer-sponsored retirement plan or through a financial intermediary.

    If you own or are considering purchasing fund shares through an employer-sponsored retirement plan, your ability to purchase shares of the funds, exchange them for shares of other American Century funds, and redeem them will depend on the terms of your plan.

    If you own or are considering purchasing fund shares through a bank, broker-dealer, insurance company or other financial intermediary, your ability to purchase, exchange and redeem shares will depend on your agreement with, and the policies of, such financial intermediary.

    You may reach one of our Institutional Service Representatives by calling 1-800-345-3533 to request information about our funds and services, to obtain a current prospectus or to get answers to any questions about our funds that you are unable to obtain through your plan administrator or financial intermediary.


20 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


                    ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE

WHEN SHARE PRICE IS DETERMINED

    The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of a fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds, except funds issued by the American Century Target Maturities Trust, net asset value is determined as of the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. The net asset values for Target Maturities funds are determined one hour prior to the close of the Exchange.


    Investments and requests to redeem or exchange shares will receive the share price next determined after we receive your investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares of a fund received by us or one of our agents or designees before the time as of which the net asset value of the fund is determined, are effective on, and receive the price determined on, the next day the Exchange is open.

    Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the time of which the net asset value of the fund is determined.


    Investments by telephone pursuant to your prior authorization to us to draw on your bank account are considered received at the time of your telephone call.

    Investment and transaction instructions received by us on any business day by mail prior to the time as of which the net asset value is determined, are effective on, and will receive the price determined, that day. Investments and instructions received after that time will receive the price determined on the next business day.

    If you invest in fund shares through an employer-sponsored retirement plan or other financial intermediary, it is the responsibility of your plan recordkeeper or financial intermediary to transmit your purchase, exchange and redemption request to the funds' transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the funds' procedures or any contractual arrangement with the funds or the funds' distributor in order for you to receive that day's price.


    We have contractual relationships with certain financial intermediaries in which such intermediaries represent that they have systems to track the time at which investment orders are received and to segregate orders received at different times. Based on these representations, the funds have authorized such intermediaries and their designees to accept purchase and redemption orders on the funds' behalf up to the applicable cut-off time. The funds will be deemed to have received such orders upon acceptance by the duly authorized intermediary, and such orders will be priced at the funds' net asset value next determined after acceptance on the funds' behalf by such intermediary.


HOW SHARE PRICE IS DETERMINED

    The valuation of assets for determining net asset value may be summarized as follows:

    The portfolio securities of each fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    Debt securities not traded on a principal securities exchange are valued through valuations obtained


PROSPECTUS                      ADDITIONAL INFORMATION YOU SHOULD KNOW     21


from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

    The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the New York Stock Exchange, if that is earlier. That value is then converted to dollars at the prevailing foreign exchange rate.

    Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the New York Stock Exchange is open. If an event were to occur after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, then that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    Trading of these securities in foreign markets may not take place on every New York Stock Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the New York Stock Exchange is not open and on which a fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of a fund's portfolio may be affected on days when shares of the fund may not be purchased or redeemed.

WHERE TO FIND INFORMATION ABOUT SHARE PRICE

    The net asset values of the Investor Class of the funds offered by this Prospectus are published in leading newspapers daily. Net asset values may also be obtained by calling us or by accessing our Web site (www.americancentury.com).

DISTRIBUTIONS

    At the close of each day, including Saturdays, Sundays and holidays, net income of the funds is determined and declared as a distribution. The distribution will be paid monthly on the last Friday of each month except for year-end distributions, which will be paid on the last business day of the year.

    You will begin to participate in the distributions the day after your purchase is effective. See "WHEN SHARE PRICE IS DETERMINED," page 21. If you redeem shares, you will receive the distribution declared for the day of the redemption. If all shares are redeemed, the distribution on the redeemed shares will be included with your redemption proceeds.

    Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code and Regulations, in all events in a manner consistent with the provisions of the Investment Company Act.


    Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders investing through taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after a purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares held in certain IRAs and 403(b) plans paid in cash only if you are at least 59(1)/(2) years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date. Please consult our Investor Services Guide for further information regarding your distribution options.


TAXES

    Each fund has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income taxes.

TAX-DEFERRED ACCOUNTS

    If fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan, income and capital gains distributions paid by the funds will generally not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis.

    Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to


22    ADDITIONAL INFORMATION YOU SHOULD KNOW     AMERICAN CENTURY INVESTMENTS


participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals or distributions from the plan.

TAXABLE ACCOUNTS


    If fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income, except as described below. The dividends from net income of the fixed income funds do not qualify for the 70% dividends-received deduction for corporations since they are derived from interest income. Distributions from gains on assets held greater than 12 months but no more than 18 months (28% rate gain) and/or assets held greater than 18 months (20% rate gain) are taxable as long-term gains regardless of the length of time you have held the shares. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain (28% or 20% rate gain) to you with respect to such shares.

    Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) will not have increased. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains (28% and/or 20% rate gain).


    In January of the year following the distribution, if you own shares in a taxable account, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes.

    Distributions may also be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

    If you have not complied with certain provisions of the Internal Revenue Code and Regulations, we are required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed, and is not refundable.


    Redemption of shares of a fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders will generally recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be considered long-term subject to tax at a maximum rate of 28% (28% rate gain/loss) if shareholders have held such shares for a period of more than 12 months but no more than 18 months and long-term subject to tax at a maximum rate of 20%, minimum of 10% (20% rate gain/loss) if shareholders have held such shares for a period of more than 18 months. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.



PROSPECTUS                   ADDITIONAL INFORMATION YOU SHOULD KNOW       23


MANAGEMENT

INVESTMENT MANAGEMENT

    Under the laws of the State of Maryland, the Board of Directors is responsible for managing the business and affairs of the funds. Acting pursuant to an investment management agreement entered into with the funds, American Century Investment Management, Inc. serves as the investment manager of the funds. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.

    The manager supervises and manages the investment portfolio of the funds and directs the purchase and sale of their investment securities. It utilizes teams of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the funds. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the funds' portfolios as they deem appropriate in pursuit of the funds' investment objectives. Individual portfolio manager members of the teams may also adjust portfolio holdings of the funds as necessary between team meetings.

    The portfolio manager members of the teams managing the funds described in this Prospectus and their work experience for the last five years are as follows:

    NORMAN E. HOOPS, Senior Vice President and Portfolio Manager, joined American Century as Vice President and Portfolio Manager in November 1989. In April 1993, he became Senior Vice President.

    JEFFREY L. HOUSTON, Portfolio Manager, has worked for American Century since November 1990.

    The activities of the manager are subject only to directions of the funds' Board of Directors. The manager pays all the expenses of the funds except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.

    For the services provided to the Investor Class of the funds, the manager receives an annual fee at the following rates:

    *    0.70% of the average net assets of Limited-Term Bond;

    *    0.75% of the average net assets of Intermediate-Term Bond; and

    *    0.80% of the average net assets of Benham Bond.

    On the first business day of each month, each fund pays a management fee to the manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for such fund by the aggregate average daily closing value of each fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

CODE OF ETHICS

    The funds and the manager have adopted a Code of Ethics, which restricts personal investing practices by employees of the manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the funds' portfolios obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of fund shareholders come before the interests of the people who manage those funds.

TRANSFER AND ADMINISTRATIVE SERVICES

    American Century Services Corporation, 4500 Main Street, Kansas City, Missouri, 64111, acts as transfer agent and dividend-paying agent for the funds. It provides facilities, equipment and personnel to the funds and is paid for such services by the manager.

    Certain recordkeeping and administrative services that would otherwise be performed by the transfer agent may be performed by an insurance company or other entity providing similar services for various retirement plans using shares of the funds as a funding medium, by broker-dealers and financial advisors for their customers investing in shares of American Century or by sponsors of multi mutual fund no- or low-transaction fee programs. The manager or an


24    ADDITIONAL INFORMATION YOU SHOULD KNOW    AMERICAN CENTURY INVESTMENTS


affiliate may enter into contracts to pay them for such recordkeeping and administrative services out of its unified management fee.

    Although there is no sales charge levied by the funds, transactions in shares of the funds may be executed by brokers or investment advisors who charge a transaction-based fee or other fee for their services. Such charges may vary among broker-dealers and financial advisors, but in all cases will be retained by the broker-dealer or financial advisor and not remitted to the funds or the investment manager. You should be aware of the fact that these transactions may be made directly with American Century without incurring such fees.

    From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the manager.

    The manager and transfer agent are both wholly owned by American Century Companies, Inc. James E. Stowers Jr., Chairman of the funds' Board of Directors, controls American Century Companies by virtue of his ownership of a majority of its common stock.


    Pursuant to a Sub-Administration Agreement with the manager, Funds Distributor, Inc. (FDI) serves as the Co-Administrator for the funds. FDI is responsible for (i) providing certain officers of the funds and (ii) reviewing and filing marketing and sales literature on behalf of the funds. The fees and expenses of FDI are paid by the manager out of its unified fee.


DISTRIBUTION OF FUND SHARES


    The funds' shares are distributed by FDI, a registered broker-dealer. FDI is a wholly-owned indirect subsidiary of Boston Institutional Group, Inc. FDI's principal business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109. The Investor Class of shares does not pay any commissions or sales loads to the distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of fund shares.

    Investors may open accounts with American Century only through the distributor. All purchase transactions in the fund offered by this Prospectus are processed by the transfer agent, which is authorized to accept any instructions relating to fund accounts. All purchase orders must be accepted by the distributor. All fees and expenses of FDI in acting as distributor for the funds are paid by the manager.


FURTHER INFORMATION ABOUT AMERICAN CENTURY

    American Century Mutual Funds, Inc., the issuer of the funds, was organized as a Maryland corporation on July 2, 1990. The corporation commenced operations on February 28, 1991, the date it merged with Twentieth Century Investors, Inc., a Delaware corporation which had been in business since October 1958. Pursuant to the terms of the Agreement and Plan of Merger dated July 27, 1990, the Maryland corporation was the surviving entity and continued the business of the Delaware corporation with the same officers and directors, the same shareholders and the same investment objectives, policies and restrictions.

    The principal office of the funds is American Century Tower, 4500 Main Street, P.O. Box 419200, Kansas City, Missouri 64141-6200. All inquiries may be made by mail to that address, or by telephone to 1-800-345-2021 (international calls: 816-531-5575).


    American Century Mutual Funds, Inc. issues 13 series of $.01 par value shares. Each series is commonly referred to as a fund. The assets belonging to each series of shares are held separately by the custodian.

    American Century offers three classes of each of the funds: an Investor Class, a Service Class, and an Advisor Class. The shares offered by this Prospectus are Investor Class shares and have no up-front charges, commissions, or 12b-1 fees.


    The other classes of shares are primarily offered to institutional investors or through institutional distribution channels, such as employer-sponsored retirement plans or through banks, broker-dealers, insurance companies or other financial intermediaries. The other classes have different fees, expenses, and/or minimum investment requirements than the Investor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory


PROSPECTUS                    ADDITIONAL INFORMATION YOU SHOULD KNOW      25


services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. For additional information concerning the other classes of shares not offered by this Prospectus, call us at 1-800-345-3533 or contact a sales representative or financial intermediary who offers those classes of shares.

    Except as described below, all classes of shares of a fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various classes are (a) each class may be subject to different expenses specific to that class, (b) each class has a different identifying designation or name, (c) each class has exclusive voting rights with respect to matters solely affecting such class and (d) each class may have different exchange privileges.

    Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except those matters which must be voted on separately by the series or class of shares affected. Matters affecting only one series or class are voted upon only by that series.

    Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of directors can elect all of the directors if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Directors.

    Unless required by the Investment Company Act, it will not be necessary for the funds to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of directors or the appointment of auditors. However, pursuant to the funds' by-laws, the holders of shares representing at least 10% of the votes entitled to be cast may request the funds to hold a special meeting of shareholders. We will assist in the communication with other shareholders.

    WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.


26     ADDITIONAL INFORMATION YOU SHOULD KNOW   AMERICAN CENTURY INVESTMENTS


                                     NOTES


                                                                 NOTES       27


                                     NOTES


28      NOTES                                  AMERICAN CENTURY INVESTMENTS


                                     NOTES


                                                                 NOTES       29


P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962


WWW.AMERICANCENTURY.COM


                            [american century logo]
                                    American
                                Century(reg.sm)

9802           [recycled logo]
SH-BKT-11432      Recycled

                                   PROSPECTUS

                             [american century logo]
                                    American
                                 Century(reg.sm)


                                  MARCH 1, 1998


                                     BENHAM
                                  GROUP(reg.tm)

                                Limited-Term Bond
                             Intermediate-Term Bond
                                   Benham Bond

ADVISOR CLASS


                         AMERICAN CENTURY INVESTMENTS
                                FAMILY OF FUNDS

    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                       AMERICAN CENTURY INVESTMENTS
-------------------------------------------------------------------------------
        Benham                American Century         Twentieth Century
        Group                      Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
   Limited-Term Bond
 Intermediate-Term Bond
      Benham Bond



                                  PROSPECTUS
                                 MARCH 1, 1998


                               Limited-Term Bond
                     Intermediate-Term Bond * Benham Bond

                                 ADVISOR CLASS

                      AMERICAN CENTURY MUTUAL FUNDS, INC.

    American Century Mutual Funds, Inc., is a part of American Century Investments, a family of funds that includes nearly 70 no-load and low-load mutual funds covering a variety of investment opportunities. Three of the funds from our Benham Group that invest primarily in fixed income or debt instruments are described in this Prospectus. Their investment objectives are listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.

    Each fund's shares offered in this Prospectus (the Advisor Class shares) are sold at their net asset value with no sales charges or commissions. The Advisor Class shares are subject to Rule 12b-1 shareholder services and distribution fees as described in this Prospectus.

    The Advisor Class shares are intended for purchase by participants in employer-sponsored retirement or savings plans and for persons purchasing shares through broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative and distribution services.


    This Prospectus gives you information about the funds that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated March 1, 1998, and filed with the Securities and Exchange Commission. It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:

                          AMERICAN CENTURY INVESTMENTS
                       4500 Main Street * P.O. Box 419385
                Kansas City, Missouri 64141-6385 * 1-800-345-3533
                        International calls: 816-531-5575
                     Telecommunications Device for the Deaf:
                   1-800-345-1833 * In Missouri: 816-444-3038
                        Internet: www.americancentury.com


    Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS                                                                1


                      INVESTMENT OBJECTIVES OF THE FUNDS

AMERICAN CENTURY - BENHAM
LIMITED-TERM BOND FUND

The Limited-Term Bond Fund seeks income. The fund intends to pursue its investment objective by investing in bonds and other debt obligations and maintaining a weighted average maturity of five years or less.

AMERICAN CENTURY - BENHAM
INTERMEDIATE-TERM BOND FUND

The Intermediate-Term Bond Fund seeks a competitive level of income. The fund intends to pursue its investment objective by investing in bonds and other debt obligations and maintaining a weighted average maturity of three to 10 years.

AMERICAN CENTURY - BENHAM BOND FUND


The Benham Bond Fund seeks a high level of income. The fund intends to pursue its investment objective by investing in bonds and other debt obligations. Although the fund has no weighted average portfolio maturity requirement, it invests primarily in intermediate and long-term bonds.


                There is no assurance that the funds will achieve
                     their respective investment objectives.

NO PERSON IS AUTHORIZED BY THE FUNDS TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUNDS, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


2      INVESTMENT OBJECTIVES                  AMERICAN CENTURY INVESTMENTS


                               TABLE OF CONTENTS


Investment Objectives of the Funds .........................................   2
Transaction and Operating Expense Table ....................................   4
Financial Highlights .......................................................   5
Performance Information of Other Class .....................................   7


INFORMATION REGARDING THE FUNDS


Investment Policies of the Funds ...........................................  10
    Limited-Term Bond, Intermediate-Term Bond
       and Benham Bond .....................................................  10
Fundamentals of Fixed Income Investing .....................................  12
Other Investment Practices, Their Characteristics
    and Risks ..............................................................  12
    Portfolio Turnover .....................................................  12
    Repurchase Agreements ..................................................  13
    Derivative Securities ..................................................  13
    Foreign Securities .....................................................  14
    When-Issued Securities .................................................  14
    Rule 144A Securities ...................................................  14
    Investments in Companies
       with Limited Operating History ......................................  15
    Interest Rate Futures Contracts and
       Options Thereon .....................................................  15
Performance Advertising ....................................................  16


HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

How to Purchase and Sell American
    Century Funds ..........................................................  17
How to Exchange from One American Century
    Fund to Another ........................................................  17
How to Redeem Shares .......................................................  17
Telephone Services .........................................................  17
    Investors Line .........................................................  17

ADDITIONAL INFORMATION YOU SHOULD KNOW

Share Price ................................................................  18
    When Share Price Is Determined .........................................  18
    How Share Price Is Determined ..........................................  18
    Where to Find Information About Share Price ............................  19
Distributions ..............................................................  19
Taxes ......................................................................  19
    Tax-Deferred Accounts ..................................................  19
    Taxable Accounts .......................................................  19
Management .................................................................  20
    Investment Management ..................................................  20
    Code of Ethics .........................................................  21
    Transfer and Administrative Services ...................................  21
Distribution of Fund Shares ................................................  22
    Service and Distribution Fees ..........................................  22
Further Information About American Century .................................  22


PROSPECTUS                                        TABLE OF CONTENTS       3


                    TRANSACTION AND OPERATING EXPENSE TABLE

                                                               Benham     Intermediate-Term  Limited-Term
                                                                Bond             Bond            Bond
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed on Purchases ......................  none             none            none
Maximum Sales Load Imposed on Reinvested Dividends ...........  none             none            none
Deferred Sales Load ..........................................  none             none            none
Redemption Fee ...............................................  none             none            none
Exchange Fee .................................................  none             none            none

ANNUAL FUND OPERATING EXPENSES:
(as a percentage of net assets)

Management Fees .............................................. 0.55%            0.50%           0.45%
12b-1 Fees(1) ................................................ 0.50%            0.50%           0.50%
Other Expenses(2) ............................................ 0.00%            0.00%           0.00%
Total Fund Operating Expenses ................................ 1.05%            1.00%           0.95%

EXAMPLE

You would pay the following expenses on a               1 year   $11              $10             $10
$1,000 investment, assuming a 5% annual return and     3 years    33               32              30
redemption at the end of each time period:             5 years    58               55              53
                                                      10 years   128              122             117

(1)THE 12B-1 FEE IS DESIGNED TO PERMIT INVESTORS TO PURCHASE ADVISOR CLASS SHARES THROUGH BROKER-DEALERS, BANKS, INSURANCE COMPANIES AND OTHER FINANCIAL INTERMEDIARIES. A PORTION OF THE FEE IS USED TO COMPENSATE THEM FOR ONGOING RECORDKEEPING AND ADMINISTRATIVE SERVICES THAT WOULD OTHERWISE BE PERFORMED BY AN AFFILIATE OF THE MANAGER, AND A PORTION IS USED TO COMPENSATE THEM FOR DISTRIBUTION AND OTHER SHAREHOLDER SERVICES. SEE "SERVICE AND DISTRIBUTION FEES," PAGE 22.

(2)OTHER EXPENSES,  WHICH INCLUDE THE FEES AND EXPENSES (INCLUDING LEGAL COUNSEL
   FEES) OF THOSE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" AS DEFINED IN THE INVESTMENT COMPANY ACT, WERE LESS THAN 0.01 OF 1% OF AVERAGE NET ASSETS FOR THE MOST RECENT FISCAL YEAR.

    The purpose of the table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of the American Century funds offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations.

    NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The shares offered by this Prospectus are Advisor Class shares. The funds offer two other classes of shares, one of which is primarily made available to retail investors and one that is primarily made available to institutional investors. The other classes have different fee structures than the Advisor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. A difference in fees will result in different performance for those classes. For additional information about the various classes, see "FURTHER INFORMATION ABOUT AMERICAN CENTURY," page 22.


4    TRANSACTION AND OPERATING EXPENSE TABLE   AMERICAN CENTURY INVESTMENTS



                             FINANCIAL HIGHLIGHTS
                            INTERMEDIATE-TERM BOND

  The sale of the Advisor Class of the fund commenced on August 14, 1997. Performance information of the original class of shares, which commenced operations on March 1, 1994, is presented on page 8.

  The Financial Highlights for the period presented have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available without charge upon request. The information presented is for a share outstanding throughout the period ended October 31.

                                                                     1997(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period ...........................  $    9.96
                                                                  ---------
Income From Investment Operations

  Net Investment Income ........................................       0.12

  Net Realized and Unrealized Gain on Investment Transactions ..       0.11
                                                                  ---------
  Total From Investment Operations .............................       0.23
                                                                  ---------
Distributions

  From Net Investment Income ...................................      (0.12)
                                                                  ---------
Net Asset Value, End of Period .................................  $   10.07
                                                                  =========
  TOTAL RETURN(2) ..............................................       2.33%

RATIOS/SUPPLEMENTAL DATA

  Ratio of Operating Expenses to Average Net Assets ............       1.00%(3)

  Ratio of Net Investment Income to Average Net Assets .........       6.05%(3)

  Portfolio Turnover Rate ......................................         99%

  Net Assets, End of Period (in thousands) .....................  $   2,017

(1)  AUGUST 14, 1997 (COMMENCEMENT OF SALE) THROUGH OCTOBER 31, 1997.

(2)  TOTAL  RETURN   ASSUMES   REINVESTMENT   OF  DIVIDENDS  AND  CAPITAL  GAINS
     DISTRIBUTIONS, IF ANY. TOTAL RETURN IS NOT ANNUALIZED.

(3)  ANNUALIZED.


PROSPECTUS                                     FINANCIAL HIGHLIGHTS       5



                             FINANCIAL HIGHLIGHTS
                                  BENHAM BOND

  The sale of the Advisor Class of the fund commenced on August 8, 1997. Performance information of the original class of shares, which commenced operations on March 2, 1987, is presented on page 9.

  The Financial Highlights for the period presented have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available without charge upon request. The information presented is for a share outstanding throughout the period ended October 31.

                                                                       1997(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period ............................   $  9.55
                                                                    -------
Income From Investment Operations

  Net Investment Income .........................................      0.13

  Net Realized and Unrealized Gain on Investment Transactions ...      0.18
                                                                    -------
  Total From Investment Operations ..............................      0.31
                                                                    -------
Distributions

  From Net Investment Income ....................................     (0.13)
                                                                    -------
Net Asset Value, End of Period ..................................   $  9.73
                                                                    =======
  TOTAL RETURN(2) ...............................................      3.27%

RATIOS/SUPPLEMENTAL DATA

  Ratio of Operating Expenses to Average Net Assets .............      1.05%(3)

  Ratio of Net Investment Income to Average Net Assets ..........      5.92%(3)

  Portfolio Turnover Rate .......................................        52%

  Net Assets, End of Period (in thousands) ......................   $   462

(1)  AUGUST 8, 1997 (COMMENCEMENT OF SALE) THROUGH OCTOBER 31, 1997.

(2)  TOTAL  RETURN   ASSUMES   REINVESTMENT   OF  DIVIDENDS  AND  CAPITAL  GAINS
     DISTRIBUTIONS, IF ANY. TOTAL RETURN IS NOT ANNUALIZED.

(3)  ANNUALIZED.


6    FINANCIAL HIGHLIGHTS                    AMERICAN CENTURY INVESTMENTS



                    PERFORMANCE INFORMATION OF OTHER CLASS
                               LIMITED-TERM BOND

  The Advisor Class of the fund was established September 3, 1996, however no shares had been issued prior to the fund's fiscal year end. The financial information in this table regarding selected per share data for the fund reflects the performance of the fund's Investor Class of shares, which has a total expense ratio that is 0.25% lower than the Advisor Class. Had the Advisor
Class been in existence for the fund for the time periods presented, the fund's performance information would be lower as a result of the additional expense.

  The Financial Highlights for the fiscal year ended October 31, 1997, have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the fiscal years ended on or before October
31, 1996, have been audited by other independent auditors whose report thereon is incorporated by reference into the Statement of Additional Information. The information presented is for a share outstanding throughout the years ended
October 31, except as noted.

                                        1997          1996          1995          1994(1)

PER-SHARE DATA

Net Asset Value,
Beginning of Period .............   $     9.93     $     9.96    $     9.68    $    10.00
                                    ----------     ----------    ----------    ----------
Income From Investment Operations

  Net Investment Income .........         0.56           0.56          0.56          0.31

  Net Realized and
  Unrealized Gain (Loss) on
  Investment Transactions .......         0.05          (0.03)         0.28         (0.32)
                                    ----------     ----------    ----------    ----------
  Total from
  Investment Operations .........         0.61           0.53          0.84         (0.01)
                                    ----------     ----------    ----------    ----------
Distributions

  From Net
  Investment Income .............        (0.56)         (0.56)        (0.56)        (0.31)
                                    ----------     ----------    ----------    ----------
Net Asset Value,
End of Period ...................   $     9.98     $     9.93    $     9.96    $     9.68
                                    ==========     ==========    ==========    ==========
  TOTAL RETURN(2) ...............         6.30%          5.48%         8.89%        (0.08)%

RATIOS/SUPPLEMENTAL DATA

  Ratio of Operating
  Expenses to Average
  Net Assets ....................         0.69%          0.68%         0.69%         0.70%(3)

  Ratio of Net
  Investment Income
  to Average Net Assets .........         5.63%          5.63%         5.70%         4.79%(3)

  Portfolio Turnover Rate .......          109%           121%          116%           48%

  Net Assets, End of
  Period (in thousands) .........   $   15,269     $    8,092    $    7,193    $    4,375

(1)  MARCH 1, 1994 (INCEPTION) THROUGH OCTOBER 31, 1994.

(2)  TOTAL  RETURN   ASSUMES   REINVESTMENT   OF  DIVIDENDS  AND  CAPITAL  GAINS
     DISTRIBUTIONS, IF ANY. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(3)  ANNUALIZED.


PROSPECTUS                   PERFORMANCE INFORMATION OF OTHER CLASS       7



                    PERFORMANCE INFORMATION OF OTHER CLASS
                            INTERMEDIATE-TERM BOND

  The Advisor Class of the fund was established September 3, 1996. The financial information in this table regarding selected per share data for the fund reflects the performance of the fund's Investor Class of shares, which has a total expense ratio that is 0.25% lower than the Advisor Class. Had the Advisor
Class been in existence for the fund for the time periods presented, the fund's performance information would be lower as a result of the additional expense.

  The Financial Highlights for the fiscal year ended October 31, 1997, have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the fiscal years ended on or before October
31, 1996, have been audited by other independent auditors whose report thereon is incorporated by reference into the Statement of Additional Information. The information presented is for a share outstanding throughout the years ended
October 31, except as noted.

                                      1997           1996          1995        1994(1)


PER-SHARE DATA

Net Asset Value,
Beginning of Period ..........   $     9.91     $    10.07     $     9.53     $    10.00
                                 ----------     ----------     ----------     ----------
Income From
Investment Operations

  Net Investment Income ......         0.59           0.58           0.59           0.34

  Net Realized and
  Unrealized Gain (Loss) on
  Investment Transactions ....         0.16          (0.06)          0.54          (0.47)
                                 ----------     ----------     ----------     ----------
  Total from
  Investment Operations ......         0.75           0.52           1.13          (0.13)
                                 ----------     ----------     ----------     ----------
Distributions

  From Net
  Investment Income ..........        (0.59)         (0.58)         (0.59)         (0.34)

  From Net Realized
  Gains on
  Investment Transactions ....         --            (0.10)          --             --
                                 ----------     ----------     ----------     ----------
  Total Distributions ........        (0.59)         (0.68)         (0.59)         (0.34)
                                 ----------     ----------     ----------     ----------
Net Asset Value,
End of Period ................   $    10.07     $     9.91     $    10.07     $     9.53
                                 ==========     ==========     ==========     ==========
  TOTAL RETURN(2) ............         7.87%          5.36%         12.19%         (1.24)%

RATIOS/SUPPLEMENTAL DATA

  Ratio of Operating
  Expenses to Average
  Net Assets .................         0.75%          0.74%          0.74%          0.75%(3)

  Ratio of Net
  Investment Income
  to Average Net Assets ......         5.99%          5.90%          6.05%          5.23%(3)

  Portfolio Turnover Rate ....           99%            87%           133%            48%

  Net Assets,
  End of Period (in thousands)   $   18,126     $   15,626     $   12,827     $    4,262

(1)  MARCH 1, 1994 (INCEPTION) THROUGH OCTOBER 31, 1994.

(2)  TOTAL  RETURN   ASSUMES   REINVESTMENT   OF  DIVIDENDS  AND  CAPITAL  GAINS
     DISTRIBUTIONS, IF ANY. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(3)  ANNUALIZED.


8    PERFORMANCE INFORMATION OF OTHER CLASS      AMERICAN CENTURY INVESTMENTS



                    PERFORMANCE INFORMATION OF OTHER CLASS
                                  BENHAM BOND

  The Advisor Class of the fund was established September 3, 1996. The financial information in this table regarding selected per share data for the fund reflects the performance of the fund's Investor Class of shares, which has a total expense ratio that is 0.25% lower than the Advisor Class. Had the Advisor
Class been in existence for the fund for the time periods presented, the fund's performance information would be lower as a result of the additional expense.

  The Financial Highlights for the fiscal year ended October 31, 1997, have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the fiscal years ended on or before October
31, 1996, have been audited by other independent auditors whose report thereon is incorporated by reference into the Statement of Additional Information. The information presented is for a share outstanding throughout the years ended
October 31, except as noted.

                                   1997      1996      1995      1994     1993(1)   1992(1)  1991(1)  1990(1)  1989(1)   1988(1)

PER-SHARE DATA

Net Asset Value,
Beginning of Period ...........   $9.63     $9.78     $8.91    $10.21     $9.92     $9.56     $8.90    $9.54     $9.19    $8.96
                                 -------   -------   -------  -------    -------   -------   -------  -------   -------  -------
Income From
Investment Operations

  Net Investment
  Income ......................    0.60      0.60      0.61      0.58      0.66      0.63      0.75     0.80      0.82      0.84

  Net Realized and
  Unrealized Gain
  (Loss) on Investment
  Transactions ................    0.19     (0.14)     0.87     (1.12)     1.88      0.35      0.66    (0.64)     0.35      0.23
                                 -------   -------   -------   -------   -------   -------   -------   -------  -------  -------
  Total from
  Investment Operations .......    0.79      0.46      1.48     (0.54)     2.54      0.98      1.41     0.16      1.17      1.07
                                 -------   -------   -------   -------   -------   -------   -------   -------  -------  -------
Distributions

  From Net
  Investment Income ...........   (0.60)    (0.60)    (0.61)    (0.58)    (0.66)    (0.62)    (0.75)   (0.79)    (0.82)   (0.84)

  From Net
  Realized Gains on
  Investment Transactions .....   (0.09)    (0.01)      --      (0.18)    (1.59)      --        --     (0.01)      --        --
                                 -------   -------   -------   -------   -------   -------   -------   -------  -------  -------
  Total Distributions .........   (0.69)    (0.61)    (0.61)    (0.76)    (2.25)    (0.62)    (0.75)   (0.80)    (0.82)   (0.84)
                                 -------   -------   -------   -------   -------   -------   -------   -------  -------  -------
Net Asset Value,
End of Period .................    $9.73     $9.63     $9.78     $8.91    $10.21     $9.92     $9.56    $8.90     $9.54    $9.19
                                 =======   =======   =======   =======   =======   =======   =======  =======   =======  =======
  TOTAL RETURN(2) .............    8.57%     4.91%    17.16%    (5.47)%   11.81%    10.40%    16.44%    1.93%    13.51%   12.31%

RATIOS/SUPPLEMENTAL DATA

  Ratio of Operating
  Expenses to Average
  Net Assets ..................    0.80%     0.79%     0.78%     0.88%     1.00%   0.98%(3)   0.96%(3)  1.00%     1.00%    1.00%

  Ratio of Net
  Investment Income
  to Average Net Assets .......    6.25%     6.18%     6.53%     6.07%     6.54%     6.30%     8.06%    8.81%     8.83%    9.15%

  Portfolio Turnover Rate .....     52%      100%      105%       78%      113%      186%      219%      98%      216%      280%

  Net Assets, End of
  Period (in thousands) .......  $126,580  $142,567  $149,223  $121,012  $172,120  $154,031  $114,342  $77,270  $62,302  $25,788

(1) THE DATA PRESENTED HAS BEEN RESTATED TO GIVE EFFECT TO A 10 FOR 1 STOCK SPLIT IN THE FORM OF A STOCK DIVIDEND THAT OCCURRED ON NOVEMBER 13, 1993.

(2)  TOTAL  RETURN   ASSUMES   REINVESTMENT   OF  DIVIDENDS  AND  CAPITAL  GAINS
     DISTRIBUTIONS, IF ANY. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(3) EXPENSES ARE SHOWN NET OF MANAGEMENT FEES WAIVED BY THE MANAGER FOR LOW-BALANCE ACCOUNT FEES COLLECTED DURING PERIOD.


PROSPECTUS                   PERFORMANCE INFORMATION OF OTHER CLASS       9


                        INFORMATION REGARDING THE FUNDS

INVESTMENT POLICIES OF THE FUNDS

    The funds have adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objectives of the funds identified on page 2 of this Prospectus, and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The funds have implemented additional investment policies and practices to guide their activities in the pursuit of their respective investment objectives. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

    For an explanation of the securities ratings referred to in the following discussion, see "AN EXPLANATION OF FIXED INCOME SECURITIES RATINGS" in the Statement of Additional Information.

LIMITED-TERM BOND, INTERMEDIATE-TERM BOND AND BENHAM BOND

    These funds seek to provide investors with income through investments in bonds and other debt instruments.


    The three funds differ in the weighted average maturities of their portfolios and accordingly in their degree of risk and potential level of income. Generally, the longer the weighted average maturity, the higher the yield and the greater the price volatility.


    Limited-Term Bond will invest primarily in investment grade corporate securities and other debt instruments and will maintain, under normal market conditions, a weighted average maturity of five years or less. The fund is designed for investors seeking a competitive level of current income with limited price volatility.

    Intermediate-Term Bond will invest primarily in investment grade corporate securities and other debt instruments and will maintain, under normal market conditions, a weighted average maturity of three to 10 years. The fund is designed for investors seeking a higher level of current income than is generally available from shorter-term corporate and government securities and who are willing to accept a greater degree of price fluctuation.


    Benham Bond will invest primarily in investment grade corporate bonds and other debt instruments. Although there is no weighted average portfolio maturity requirement, the fund will primarily invest in intermediate and long-term bonds. The fund is designed for investors whose primary goal is a level of current income higher than is generally provided by money market or short- and intermediate-term securities and who can accept the generally greater price volatility associated with longer-term bonds.


    The value of the shares of all three of these funds will vary from day to day. See "FUNDAMENTALS OF FIXED INCOME INVESTING," page 12.

    Under normal market conditions, each fund will maintain at least 65% of the value of its total assets in investment grade bonds and other debt instruments. Under normal market conditions, each of the funds may invest up to 35% of its assets, and for temporary defensive purposes, up to 100% of its assets, in short-term money market instruments.

    The manager will actively manage the portfolios, adjusting the weighted average portfolio maturities as necessary in response to expected changes in interest rates. During periods of rising interest rates, the weighted average maturity of a fund may be moved to the shorter end of its maturity range in order to reduce the effect of bond price declines on the fund's net asset value. When interest rates are falling and bond prices are rising, the weighted average portfolio maturity may be moved toward the longer end of its maturity range.


    To achieve their objectives, the funds may invest in diversified portfolios of high- and medium-grade debt securities payable in United States currency. The funds may invest in securities that at the time of purchase are rated by a nationally recognized statistical rating organization or, if not rated, are of equivalent investment quality as determined by the manager, as follows: short-term notes within the two highest



10    INFORMATION REGARDING THE FUNDS       AMERICAN CENTURY INVESTMENTS


categories, e.g., at least MIG-2 by Moody's Investor Services ("Moody's") or SP-2 by Standard and Poor's Corporation ("S&P"); corporate, sovereign government, and municipal bonds within the four highest categories (for example, at least Baa by Moody's or BBB by S&P); securities of the United States government and its agencies and instrumentalities (described below); other types of securities rated at least P-2 by Moody's or A-2 by S&P. According to Moody's, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&Ps belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions or changing circumstances.

    The government securities in which the funds may invest include: (1) direct obligations of the United States, such as Treasury bills, notes and bonds, which are supported by the full faith and credit of the United States, and (2) obligations (including mortgage-related securities) issued or guaranteed by agencies and instrumentalities of the United States government that are established under an act of Congress. The securities of some of these agencies and instrumentalities, such as the Government National Mortgage Association, are guaranteed as to principal and interest by the U.S. Treasury, and other securities are supported by the right of the issuer, such as the Federal Home Loan Banks, to borrow from the Treasury. Other obligations, including those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality.

    Mortgage-related securities in which the funds may invest include collateralized mortgage obligations ("CMOs") issued by a United States agency or instrumentality. A CMO is a debt security that is collateralized by a portfolio or pool of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of mortgages or securities.

    The market value of mortgage-related securities, even those in which the underlying pool of mortgage loans is guaranteed as to the payment of principal and interest by the United States government, is not insured. When interest rates rise, the market value of those securities may decrease in the same manner as other debt, but when interest rates decline, their market value may not increase as much as other debt instruments because of the prepayment feature inherent in the underlying mortgages. If such securities are purchased at a premium, the fund will suffer a loss if the obligation is prepaid. Prepayments will be reinvested at prevailing rates, which may be less than the rate paid by the prepaid obligation.

    For the purpose of determining the weighted average portfolio maturity of the funds, the manager shall consider the maturity of a mortgage-related security to be the remaining expected average life of the security. The average life of such securities is likely to be substantially less than the original maturity as a result of prepayments of principal on the underlying mortgages, especially in a declining interest rate environment. In determining the remaining expected average life, the manager makes assumptions regarding prepayments on underlying mortgages. In a rising interest rate environment, those prepayments generally decrease, and may decrease below the rate of prepayment assumed by the manager when purchasing those securities. Such slowdown may cause the remaining maturity of those securities to lengthen, which will increase the relative volatility of those securities and, hence, the fund holding the securities. See "FUNDAMENTALS OF FIXED INCOME INVESTING," page 12.

    As noted, each fund may invest up to 35% of its assets, and for temporary defensive purposes as determined by the manager, up to 100% of its assets in short-term money market instruments.

    Those instruments may include:

     (1) Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities;

     (2)  Commercial Paper;

     (3)  Certificates of Deposit and Euro Dollar Certificates of Deposit;

     (4)  Bankers' Acceptances;

     (5)  Short-term notes, bonds, debentures, or other debt instruments; and

     (6)  Repurchase agreements.

    These investments must meet the rating standards for the funds. To the extent a fund assumes a defensive position, the weighted average maturity of its portfolio may not fall within the ranges stated for the fund.


PROSPECTUS                          INFORMATION REGARDING THE FUNDS       11

[line graph - data below]

FUNDAMENTALS OF FIXED INCOME INVESTING


HISTORICAL YIELDS

          30-YEAR     20-YEAR      3-MONTH
         TREASURY    TAX-EXEMPT    TREASURY
          BONDS        BONDS        BILLS

1/93        7%           6%           3%
2/93        7%           5%           3%
3/93        7%           6%           3%
4/93        7%           6%           3%
5/93        7%           6%           3%
6/93        7%           5%           3%
7/93        7%           5%           3%
8/93        6%           5%           3%
9/93        6%           5%           3%
10/93       6%           5%           3%
11/93       6%           5%           3%
12/93       6%           5%           3%
1/94        6%           5%           3%
2/94        7%           5%           3%
3/94        7%           6%           4%
4/94        7%           6%           4%
5/94        7%           6%           4%
6/94        8%           6%           4%
7/94        7%           6%           4%
8/94        7%           6%           5%
9/94        8%           6%           5%
10/94       8%           6%           5%
11/94       8%           7%           6%
12/94       8%           6%           6%
1/95        8%           6%           6%
2/95        7%           6%           6%
3/95        7%           6%           6%
4/95        7%           6%           6%
5/95        7%           6%           6%
6/95        7%           6%           6%
7/95        7%           6%           6%
8/95        7%           6%           5%
9/95        7%           6%           5%
10/95       6%           5%           6%
11/95       6%           5%           5%
12/95       6%           5%           5%
1/96        6%           5%           5%
2/96        6%           5%           5%
3/96        7%           6%           5%
4/96        7%           6%           5%
5/96        7%           6%           5%
6/96        7%           6%           5%
7/96        7%           6%           5%
8/96        7%           6%           5%
9/96        7%           6%           5%
10/96       7%           6%           5%
11/96       6%           6%           5%
12/96       7%           6%           5%
1/97        7%           6%           5%
2/97        7%           6%           5%
3/97        7%           6%           5%
4/97        7%           6%           5%
5/97        7%           6%           5%
6/97        7%           6%           5%
7/97        6%           5%           5%
8/97        7%           5%           5%
9/97        6%           5%           5%
10/97       6%           5%           5%
11/97       6%           5%           5%
12/97       6%           5%           5%


                             BOND PRICE VOLATILITY

    For a given change in interest rates, longer maturity bonds experience a greater change in price, as shown below:

                   Price of a 7%     Price of same
                   coupon bond        bond if its        Percent
     Years to      now trading      yield increases      change
     Maturity       to yield 7%          to 8%          in price

       1 year        $100.00            $99.06           -0.94%
      3 years         100.00             97.38           -2.62%
     10 years         100.00             93.20           -6.80%
     30 years         100.00             88.69          -11.31%


YEARS TO MATURITY
(bar graph - data below)

LIMITED-TERM BOND
Likely Maturities of Individual Holdings                          0-8 years
Expected Weighted Average Portfolio Maturity Range           6 mos.-5 years

INTERMEDIATE-TERM BOND
Likely Maturities of Individual Holdings                         0-20 years
Expected Weighted Average Portfolio Maturity Range               3-20 years

BENHAM BOND
Likely Maturities of Individual Holdings                         0-30 years
Expected Weighted Average Portfolio Maturity Range               8-20 years


    Over time, the level of interest rates available in the marketplace changes. As prevailing rates fall, the prices of bonds and other securities that trade on a yield basis rise. On the other hand, when prevailing interest rates rise, bond prices fall.

    Generally, the longer the maturity of a debt security, the higher its yield and the greater its price volatility. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

    These factors operating in the marketplace have a similar impact on bond portfolios. A change in the level of interest rates causes the net asset value per share of any bond fund, except money market funds, to change. If sustained over time, it would also have the impact of raising or lowering the yield of the fund.

    In addition to the risk arising from fluctuating interest rate levels, debt securities are subject to credit risk. When a security is purchased, its anticipated yield is dependent on the timely payment by the borrower of each interest and principal installment. Credit analysis and resultant bond ratings take into account the relative likelihood that such timely payment will occur. As a result, lower-rated bonds tend to sell at higher yield levels than top-rated bonds of similar maturity.

                           AUTHORIZED QUALITY RANGES

                               A-1         A-2     A-3
                               P-1         P-2     P-3
                             MIG-1       MIG-2   MIG-3
                              SP-1        SP-2    SP-3
                         AAA   AA     A    BBB     BB    B   CCC    CC    C    D

Limited-Term Bond         x     x     x     x
Intermediate-Term
   Bond                   x     x     x     x
Benham Bond               x     x     x     x

    In addition, as economic, political and business developments unfold, lower-quality bonds, which possess lower levels of protection with regard to timely payment, usually exhibit more price fluctuation than do higher-quality bonds of like maturity.

    The investment practices of our fixed income funds take into account these relationships. The maturity and asset quality of each fund have implications for the degree of price volatility and the yield level to be expected from each.

OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS
AND RISKS

    For additional information, see "ADDITIONAL INVESTMENT RESTRICTIONS" in the Statement of Additional Information.

PORTFOLIO TURNOVER


    The portfolio turnover rates of the funds are shown in the financial information on pages 5-9 of this Prospectus.


    With respect to each series of shares, investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to the particular fund's objectives. The manager


12     INFORMATION REGARDING THE FUNDS        AMERICAN CENTURY INVESTMENTS


believes that the rate of portfolio turnover is irrelevant when it determines a change is in order to achieve those objectives and accordingly, the annual portfolio turnover rate cannot be anticipated.

    The portfolio turnover of each fund may be higher than other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost that the funds pay directly. Portfolio turnover may also affect the character of capital gains, if any, realized and distributed by a fund since short-term capital gains are taxable as ordinary income.

REPURCHASE AGREEMENTS

    Each fund may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of that fund.

    A repurchase agreement occurs when, at the time the fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934) agrees to repurchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund's money is invested in the security.

    Since the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The fund's risk is the ability of the seller to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.

    The funds will limit repurchase agreement transactions to securities issued by the U.S. government, its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the funds' Board of Directors.

    Each of the funds may invest in repurchase agreements with respect to any security in which that fund is authorized to invest, even if the remaining maturity of the underlying security would make that security ineligible for purchase by such fund. No fund will invest more than 15% of its assets in repurchase agreements maturing in more than seven days.

DERIVATIVE SECURITIES

    To the extent permitted by its investment objectives and policies, each of the funds may invest in securities that are commonly referred to as "derivative" securities. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Certain derivative securities are more accurately described as "index/structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators ("reference indices").

    Some   "derivatives"  such  as   mortgage-related   and  other  asset-backed
securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

    There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

    No fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund. For example, a bond whose interest rate is indexed to the return on two-year treasury securities would be a permissible investment (assuming it otherwise meets the other requirements for the funds), while a security whose underlying value is linked to the price of oil would not be a permissible investment since the funds may not invest in oil and gas leases or futures.

    The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

    There  are  a  range  of  risks  associated  with  derivative   investments,
including:


PROSPECTUS                          INFORMATION REGARDING THE FUNDS       13


    * the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio manager anticipates;

    * the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;

    * the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment; and

    *    the risk that the counterparty will fail to perform its obligations.

    The Board of Directors has approved the manager's policy regarding investments in derivative securities. That policy specifies factors that must be considered in connection with a purchase of derivative securities. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made. The manager will report on fund activity in derivative securities to the Board of Directors as necessary. In addition, the Board will review the manager's policy for investments in derivative securities annually.


FOREIGN SECURITIES

    Each of the funds may invest an unlimited amount of its assets in the securities of foreign issuers, including foreign governments, when these securities meet their standards of selection. Securities of foreign issuers may trade in the U.S. or foreign securities markets. The funds will limit their purchase of debt securities to U.S. dollar denominated investment grade obligations. Such securities will be primarily from developed markets.


    Investments in foreign securities may present certain risks, including those resulting from fluctuations in currency exchange rates, future political and economic developments, clearance and settlement risk, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers.


WHEN-ISSUED SECURITIES

    Each of the funds may sometimes purchase new issues of securities on a when-issued basis without the limit when, in the opinion of the manager, such purchases will further the investment objectives of the fund. The price of when-issued securities is established at the time the commitment to purchase is made. Delivery of and payment for these securities typically occurs 15 to 45 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of each security may decline prior to delivery, which could result in a loss to the fund. A separate account for each fund consisting of cash or high-quality liquid debt securities in an amount at least equal to the when-issued commitments will be established and maintained with the custodian. No income will accrue to the fund prior to delivery.

RULE 144A SECURITIES

    The funds may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the funds' criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.

    With respect to securities eligible for resale under Rule 144A, the staff of the Securities and Exchange Commission has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. The staff also acknowledges that, while the board retains ultimate responsibility, it may delegate this function to the manager. Accordingly, the board has established guidelines and procedures for determining the liquidity of Rule 144A securities and has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the manager. The board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.


14      INFORMATION REGARDING THE FUNDS        AMERICAN CENTURY INVESTMENTS


    Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and a fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the funds' manager will consider appropriate remedies to minimize the effect on such fund's liquidity. No fund may invest more than 15% of its assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of fund shares).


INVESTMENTS IN COMPANIES WITH LIMITED OPERATING HISTORY

    The funds may invest in the securities of issuers with limited operating history. The manager considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation.

    Investments in securities of issuers with limited operating history may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating history and financial information upon which the manager may base its investment decision on behalf of the funds. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

    The funds will not invest more than 5% of their total assets in the securities of issuers with less than a three-year operating history. The manager will consider periods of capital formation, incubation, consolidation, and research and development in determining whether a particular issuer has a record of three years of continuous operation.


INTEREST RATE FUTURES CONTRACTS AND  OPTIONS THEREON

    The funds may buy and sell interest rate futures contracts relating to debt securities ("debt futures," i.e., futures relating to debt securities, and "bond index futures," i.e., futures relating to indexes on types or groups of bonds) and write and buy put and call options relating to interest rate futures contracts.

    For options sold, a fund will segregate cash or high-quality debt securities equal to the value of securities underlying the option unless the option is otherwise covered.

    A fund will deposit in a segregated account with its custodian bank high-quality debt obligations in an amount equal to the fluctuating market value of long futures contracts it has purchased, less any margin deposited on its long position. It may hold cash or acquire such debt obligations for the purpose of making these deposits.

    A fund will purchase or sell futures contracts and options thereon only for the purpose of hedging against changes in the market value of its portfolio securities or changes in the market value of securities that it may wish to include in its portfolio. A fund will enter into future and option transactions only to the extent that the sum of the amount of margin deposits on its existing futures positions and premiums paid for related options do not exceed 5% of its assets.

    Since futures contracts and options thereon can replicate movements in the cash markets for the securities in which a fund invests without the large cash investments required for dealing in such markets, they may subject a fund to greater and more volatile risks than might otherwise be the case. The principal risks related to the use of such instruments are (1) the offsetting correlation between movements in the market price of the portfolio investments (held or intended) being hedged and in the price of the futures contract or option may be imperfect; (2) possible lack of a liquid secondary market for closing out futures or option positions; (3) the need for additional portfolio management skills and techniques; and (4) losses due to unanticipated market price movements. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the securities being hedged. Such equal price changes are not always possible because the investment underlying the hedging instrument may not be the same investment that is being hedged.

    The manager will attempt to create a closely correlated hedge but hedging activity may not be completely successful in eliminating market value fluctuation. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct


PROSPECTUS                         INFORMATION REGARDING THE FUNDS        15


forecast of general interest rate trends by the manager may still not result in a successful transaction. The manager may be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place.

    See the Statement of Additional Information for further information about these instruments and their risks.

PERFORMANCE ADVERTISING

    From time to time, the funds may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return, and yield. Performance data may be quoted separately for the Advisor Class and for the other classes offered by the funds.

    Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the fund's cumulative total return over the same period if the fund's performance had remained constant throughout.

    A quotation of yield reflects a fund's income over a stated period expressed as a percentage of the fund's share price. Yield is calculated by adding over a 30-day (or one-month) period all interest and dividend income (net of fund expenses) calculated on each day's market values, dividing this sum by the average number of fund shares outstanding during the period, and expressing the result as a percentage of the fund's share price on the last day of the 30-day (or one-month) period. The percentage is then annualized. Capital gains and losses are not included in the calculation.

    Yields are calculated according to accounting methods that are standardized in accordance with SEC rules for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, a fund's yield may not equal the income paid on your shares or the income reported in a fund's financial statements.

    The funds may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services or Donoghue's Money Fund Report) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, fund performance may be compared to well-known indices of market performance including the Donoghue's Money Fund Average and the Bank Rate Monitor National Index of 2(1)/(2)-year CD rates. Fund performance may also be compared, on a relative basis, to other funds in our fund family. This relative comparison, which may be based upon historical or expected fund performance, volatility or other fund characteristics, may be presented numerically, graphically or in text. Fund performance may also be combined or blended with other funds in our fund family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.

    All performance information advertised by the funds is historical in nature and is not intended to represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.


16      INFORMATION REGARDING THE FUNDS        AMERICAN CENTURY INVESTMENTS


                HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

    The following section explains how to purchase, exchange and redeem Advisor Class shares of the funds offered by this Prospectus.

HOW TO PURCHASE AND SELL AMERICAN
CENTURY FUNDS

    One or more of the funds offered by this Prospectus is available as an investment option under your employer-sponsored retirement or savings plan or through or in connection with a program, product or service offered by a financial intermediary, such as a bank, broker-dealer or an insurance company. Since all records of your share ownership are maintained by your plan sponsor, plan recordkeeper, or other financial intermediary, all orders to purchase, exchange and redeem shares must be made through your employer or other financial intermediary, as applicable.

    If you are purchasing through a retirement or savings plan, the administrator of your plan or your employee benefits office can provide you with information on how to participate in your plan and how to select American Century funds as an investment option.

    If you are purchasing through a financial intermediary, you should contact your service representative at the financial intermediary for information about an American Century fund.

    If you have questions about a fund, see "INVESTMENT  POLICIES OF THE FUNDS,"
page  10,  or  call  one  of  our   Institutional   Service   Representative  at
1-800-345-3533.

    Orders to purchase shares are effective on the day we receive payment. See "WHEN SHARE PRICE IS DETERMINED," page 18.

    We may discontinue offering shares generally in the funds (including any class of shares of a fund) or in any particular state without notice to shareholders.


    To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If you would like additional copies of financial reports and prospectuses or separate mailing of account statements, please call us.


HOW TO EXCHANGE FROM ONE AMERICAN CENTURY
FUND TO ANOTHER

    Your plan or program may permit you to exchange your investment in the shares of a fund for shares of another fund in our family. See your plan administrator, employee benefits office or financial intermediary for details on the rules in your plan governing exchanges.

HOW TO REDEEM SHARES

    Subject to any restrictions imposed by your employer's plan or financial intermediary's program, you can sell ("redeem") your shares through the plan or financial intermediary at their net asset value. Your plan administrator, trustee, or financial intermediary or other designated person must provide us with redemption instructions. The shares will be redeemed at the net asset value next computed after receipt of the instructions in good order. See "WHEN SHARE PRICE IS DETERMINED," page 18. If you have any questions about how to redeem, contact your plan administrator, employee benefits office, or service representative at your financial intermediary, as applicable.

TELEPHONE SERVICES

INVESTORS LINE

    To request information about our funds and a current prospectus, or get answers to any questions that you may have about the funds and the services we offer, call one of our Institutional Service Representatives at 1-800-345-3533.


PROSPECTUS          HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS       17


                    ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE

WHEN SHARE PRICE IS DETERMINED

    The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of a fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds, except the funds issued by the American Century Target Maturities Trust, net asset value is determined at the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. The net asset value for the Target Maturities funds are determined one hour prior to the close of the Exchange.


    Investments and requests to redeem or exchange shares will receive the share price next determined after we receive your investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares of a fund received by us or one of our agents or designees before the time as of which the net asset value of the fund is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined on, the next day the Exchange is open.


    Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our account if they are deposited before the time as of which the net asset value of the fund is determined.

    It is the responsibility of your plan recordkeeper or financial intermediary to transmit your purchase, exchange and redemption requests to the funds' transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the funds' procedures or any contractual arrangements with the funds or the funds' distributor in order for you to receive that day's price.


    We have contractual relationships with certain financial intermediaries in which such intermediaries represent that they have systems to track the time at which investment orders are received and to segregate orders received at different times. Based on these representations, the funds have authorized such intermediaries and their designees to accept purchase and redemption orders on the funds' behalf up to the applicable cut-off time. The funds will be deemed to have received such orders upon acceptance by the duly authorized intermediary, and such orders will be priced at the funds' net asset value next determined after acceptance on the funds' behalf by such intermediary.


HOW SHARE PRICE IS DETERMINED

    The valuation of assets for determining net asset value may be summarized as follows:

    The portfolio securities of each fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

    The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the New York Stock Exchange, if that is earlier. That value is then


18    ADDITIONAL INFORMATION YOU SHOULD KNOW     AMERICAN CENTURY INVESTMENTS


converted to dollars at the prevailing foreign  exchange rate.

    Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the New York Stock Exchange is open. If an event were to occur after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, then that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    Trading of these securities in foreign markets may not take place on every New York Stock Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the New York Stock Exchange is not open and on which a fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of a fund's portfolio may be affected on days when shares of the fund may not be purchased or redeemed.

WHERE TO FIND INFORMATION ABOUT SHARE PRICE

    The net asset values of the Investor Class of the funds are published in leading newspapers daily. Because the total expense ratio for the Advisor Class shares is 0.25% higher than the Investor Class, their net asset values will be lower than the Investor Class. The net asset values of the Advisor Class may be obtained by calling us.

DISTRIBUTIONS

    At the close of each day, including Saturdays, Sundays and holidays, net income of the funds is determined and declared as a distribution. The distribution will be paid monthly on the last Friday of each month, except for year-end distributions, which will be paid on the last business day of the year.

    You will begin to participate in the distributions the day after your purchase is effective. See "WHEN SHARE PRICE IS DETERMINED," page 18. If you redeem shares, you will receive the distribution declared for the day of the redemption. If all shares are redeemed, the distribution on the redeemed shares will be included with your redemption proceeds.

    Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the Investment Company Act.


    Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders investing through taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after a purchase made by check or ACH may be held up to 15 days. You may elect to have distributions on shares held in certain IRAs and 403(b) plans paid in cash only if you are at least 59(1)/(2) years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date.


TAXES

    Each fund has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income taxes.

TAX-DEFERRED ACCOUNTS

    If Advisor Class shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan, income and capital gains distributions paid by the funds will generally not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis.

    Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals from the plan.

TAXABLE ACCOUNTS

    If  Advisor   Class  shares  are   purchased   through   taxable   accounts,
distributions of net investment income


PROSPECTUS                  ADDITIONAL INFORMATION YOU SHOULD KNOW         19



and net short-term capital gains are taxable to you as ordinary income, except as described below. The dividends from net income of the fixed income funds do not qualify for the 70% dividends received deduction for corporations since they are derived from interest income. Distributions from gains on assets held greater than 12 months but no more than 18 months (28% rate gain) and/or assets held greater than 18 months (20% rate gain) are taxable as long-term gains regardless of the length of time you have held the shares. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain (28% or 20% rate gain) to you with respect to such shares.


    Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) will not have increased. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains (28% and/or 20% rate gain).


    In January of the year following the distribution, if you own shares in a taxable account, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes.


    Distributions may also be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

    If you have not complied with certain provisions of the Internal Revenue Code and Regulations, either we or your financial intermediary is required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed, and is not refundable.


    Redemption of shares of a fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders will generally recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be considered long-term subject to tax at a maximum rate of 28% (28% rate gain/loss) if shareholders have held such shares for a period of more than 12 months but no more than 18 months and long-term subject to tax at a maximum rate of 20%, minimum of 10% (20% rate gain/loss) if shareholders have held such shares for a period of more than 18 months. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.


MANAGEMENT

INVESTMENT MANAGEMENT

    Under the laws of the State of Maryland, the Board of Directors is responsible for managing the business and affairs of the funds. Acting pursuant to an investment management agreement entered into with the funds, American Century Investment Management, Inc. serves as the investment manager of the funds. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The manager has been providing investment advisory


20   ADDITIONAL INFORMATION YOU SHOULD KNOW    AMERICAN CENTURY INVESTMENTS


services to investment companies and institutional clients since it was founded in 1958.

    The manager supervises and manages the investment portfolio of the funds and directs the purchase and sale of their investment securities. It utilizes teams of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the funds. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the funds' portfolios and the funds' asset mix as they deem appropriate in pursuit of the funds' investment objectives. Individual portfolio manager members of the teams may also adjust portfolio holdings of the funds or of sectors of the funds as necessary between team meetings.

    The portfolio manager members of the teams managing the funds described in this Prospectus and their work experience for the last five years are as follows:

    NORMAN E. HOOPS, Senior Vice President and Portfolio Manager, joined American Century as Vice President and Portfolio Manager in November 1989. In April 1993, he became Senior Vice President.

    JEFFREY L. HOUSTON, Portfolio Manager, has worked for American Century since November 1990.

    The activities of the manager are subject only to directions of the funds' Board of Directors. The manager pays all the expenses of the funds except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.

    For the services provided to the Advisor Class of the funds, the manager receives an annual fee at the following rates:

    *    0.45% of the average net assets of Limited-Term Bond;

    *    0.50% of the average net assets of Intermediate-Term Bond; and

    *    0.55% of the average net assets of Benham Bond.

    On the first business day of each month, each fund pays a management fee to the manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for such fund by the aggregate average daily closing value of each fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

CODE OF ETHICS

    The funds and the manager have adopted a Code of Ethics, which restricts personal investing practices by employees of the manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the funds' portfolios obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of fund shareholders come before the interests of the people who manage those funds.

TRANSFER AND ADMINISTRATIVE SERVICES

    American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend-paying agent for the funds. It provides facilities, equipment and personnel to the funds and is paid for such services by the manager.

    From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the manager.

    The manager and the transfer agent are both wholly owned by American Century Companies, Inc. James E. Stowers Jr., Chairman of the funds' Board of Directors, controls American Century Companies by virtue of his ownership of a majority of its common stock.


    Pursuant to a Sub-Administration Agreement with the manager, Funds Distributor, Inc. (FDI) serves as the Co-Administrator for the funds. FDI is responsible for (i) providing certain officers of the funds and (ii) reviewing and filing marketing and sales literature on behalf of the funds. The fees and expenses of FDI are paid by the manager out of its unified fee.



PROSPECTUS                   ADDITIONAL INFORMATION YOU SHOULD KNOW       21


DISTRIBUTION OF FUND SHARES


    The funds' shares are distributed by FDI, a registered broker-dealer. FDI is a wholly-owned indirect subsidiary of Boston Institutional Group, Inc. FDI's principal business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

    Investors may open accounts with American Century only through the distributor. All purchase transactions in the funds offered by this Prospectus are processed by the transfer agent, which is authorized to accept any instructions relating to fund accounts. All purchase orders must be accepted by the distributor. All fees and expenses of FDI in acting as distributor for the funds are paid by the manager.


SERVICE AND DISTRIBUTION FEES


    Rule 12b-1 adopted by the Securities and Exchange Commission ("SEC") under the Investment Company Act permits investment companies that adopt a written plan to pay certain expenses associated with the distribution of their shares. Pursuant to that rule, the funds' Board of Directors and the initial shareholder of the funds' Advisor Class shares have approved and adopted a Master Distribution and Shareholder Services Plan (the "Plan"). Pursuant to the Plan, each fund pays a shareholder services fee and a distribution fee, each equal to 0.25% (for a total of 0.50%) per annum of the average daily net assets of the shares of the fund's Advisor Class. The shareholder services fee is paid for the purpose of paying the costs of securing certain shareholder and administrative services, and the distribution fee is paid for the purpose of paying the costs of providing various distribution services. All or a portion of such fees are paid by the manager, as paying agent for the funds, to the banks, broker-dealers, insurance companies or other financial intermediaries through which such shares are made available.


    The Plan has been adopted and will be administered in accordance with the requirements of Rule 12b-1 under the Investment Company Act. For additional information about the Plan and its terms, see "MASTER DISTRIBUTION AND SHAREHOLDER SERVICES PLAN" in the Statement of Additional Information. Fees paid pursuant to the Plan may be paid for shareholder services and the maintenance of accounts and therefore may constitute "service fees" for purposes of applicable rules of the National Association of Securities Dealers.

FURTHER INFORMATION ABOUT AMERICAN CENTURY

    American Century Mutual Funds, Inc., issuer of the funds, was organized as a Maryland corporation on July 2, 1990. The corporation commenced operations on February 28, 1991, the date it merged with Twentieth Century Investors, Inc., a Delaware corporation which had been in business since October 1958. Pursuant to the terms of the Agreement and Plan of Merger dated July 27, 1990, the Maryland corporation was the surviving entity and continued the business of the Delaware corporation with the same officers and directors, the same shareholders and the same investment objectives, policies and restrictions.

    The principal office of the funds is American Century Tower, 4500 Main Street, P.O. Box 419385, Kansas City, Missouri 64141-6385. All inquiries may be made by mail to that address, or by telephone to 1-800-345-3533 (international calls: 816-531-5575).


    American Century Mutual Funds, Inc. issues 13 series of $.01 par value shares. Each series is commonly referred to as a fund. The assets belonging to each series of shares are held separately by the custodian.


    American Century offers three classes of each of the funds: an Investor Class, a Service Class, and the Advisor Class. The shares offered by this Prospectus are Advisor Class shares.

    The Investor Class is primarily made available to retail investors. The Service Class is primarily offered to institutional investors or through institutional distribution channels, such as employer-sponsored retirement plans or through banks, broker-dealers, insurance companies or other financial intermediaries. The other classes have different fees, expenses, and/or minimum investment requirements than the Advisor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory


22    ADDITIONAL INFORMATION YOU SHOULD KNOW    AMERICAN CENTURY INVESTMENTS


expenses do not vary by class. Different fees and expenses will affect performance. For additional information concerning the Investor Class of shares, call one of our Investor Services Representatives at 1-800-345-2021. For information concerning the Service Class of shares, call one of our Institutional Service Representatives at 1-800-345-3533 or contact a sales representative or financial intermediary who offers that class of shares.

    Except as described below, all classes of shares of a fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various classes are (a) each class may be subject to different expenses specific to that class, (b) each class has a different identifying designation or name, (c) each class has exclusive voting rights with respect to matters solely affecting such class, and (d) each class may have different exchange privileges.

    Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except for those matters which must be voted on separately by the series or class of shares affected. Matters affecting only one series or class are voted upon only by that series or class.

    Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of directors can elect all of the directors if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Directors.

    Unless required by the Investment Company Act, it will not be necessary for the funds to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of directors or the appointment of auditors. However, pursuant to the funds' by-laws, the holders of shares representing at least 10% of the votes entitled to be cast may request the funds to hold a special meeting of shareholders. The manager will assist in the communication with other shareholders.

    WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.


PROSPECTUS                   ADDITIONAL INFORMATION YOU SHOULD KNOW       23


                                     NOTES


24                                                                NOTES


                                     NOTES


                                                         NOTES       25


P.O. BOX 419385
KANSAS CITY, MISSOURI
64141-6385

INSTITUTIONAL SERVICES:
1-800-345-3533 OR 816-531-5575


TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-345-1833 OR 816-444-3038


FAX: 816-340-4655


WWW.AMERICANCENTURY.COM


                            [american century logo]
                                    American
                                Century(reg.sm)

9802           [recycled logo]
SH-BKT-11433      Recycled

                                   PROSPECTUS

                             [american century logo]
                                    American
                                 Century(reg.sm)


                                  MARCH 1, 1998


                                    AMERICAN
                                     CENTURY
                                      GROUP

                                    Balanced

INVESTOR CLASS

                         AMERICAN CENTURY INVESTMENTS

                                FAMILY OF FUNDS

    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.


                  AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
-------------------------------------------------------------------------------
        Benham                American Century       Twentieth Century(reg. tm)
     Group(reg. tm)                 Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
                                  Balanced


                                  PROSPECTUS


                                 MARCH 1, 1998


                                   Balanced

                                INVESTOR CLASS

                      AMERICAN CENTURY MUTUAL FUNDS, INC.

    American Century Mutual Funds, Inc. is a part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. One of the funds that seeks capital growth and current income is described in this Prospectus. Its investment objective is listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.

    Through its Investor Class of shares, American Century offers investors a full line of no-load funds, investments that have no sales charges or commissions.


    This Prospectus gives you information about the fund that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated March 1, 1998, and filed with the Securities and Exchange Commission. It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:

                          AMERICAN CENTURY INVESTMENTS
                       4500 Main Street * P.O. Box 419200
               Kansas City, Missouri 64141-6200 * 1-800-345-2021
                       International calls: 816-531-5575
                     Telecommunications Device for the Deaf:
                   1-800-634-4113 * In Missouri: 816-444-3485
                       Internet: www.americancentury.com


Additional   information,   including  this  Prospectus  and  the  Statement  of
Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS                                                                     1


                       INVESTMENT OBJECTIVE OF THE FUND

AMERICAN CENTURY BALANCED FUND

The Balanced fund seeks capital growth and current income. It is management's intention to maintain approximately 60% of the fund's assets in common stocks that are considered by management to have better-than-average prospects for appreciation and the remainder in bonds and other fixed income securities.

There is no assurance that the fund will achieve its investment objective.

NO PERSON IS AUTHORIZED BY THE FUND TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUND, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


2     INVESTMENT OBJECTIVE                        AMERICAN CENTURY INVESTMENTS


                               TABLE OF CONTENTS

Investment Objective of the Fund ..........................................    2
Transaction and Operating Expense Table ...................................    4
Financial Highlights ......................................................    5

INFORMATION REGARDING THE FUND
Investment Policies of the Fund ...........................................    6
   Investment Approach ....................................................    6
   Equity Investments .....................................................    6
   Fixed Income Investments ...............................................    6


Other Investment Practices, Their Characteristics
   and Risks ..............................................................    7
   Foreign Securities .....................................................    7
   Forward Currency Exchange Contracts ....................................    7
   Portfolio Turnover .....................................................    8
   Repurchase Agreements ..................................................    8
   Futures and Options ....................................................    9
   Derivative Securities ..................................................    9
   When-Issued Securities .................................................   10
   Rule 144A Securities ...................................................   10
      Investments in Companies with
           Limited Operating History ......................................   10
      Short Sales .........................................................   11
 Performance Advertising ..................................................   11


HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS
American Century Investments ..............................................   12
Investing in American Century .............................................   12

How to Open an Account ....................................................   12
           By Mail ........................................................   12
           By Wire ........................................................   12
           By Exchange ....................................................   13
           In Person ......................................................   13
      Subsequent Investments ..............................................   13
           By Mail ........................................................   13
           By Telephone ...................................................   13
           By Online Access ...............................................   13
           By Wire ........................................................   13
           In Person ......................................................   13

      Automatic Investment Plan ...........................................   13
 How to Exchange from One Account to Another ..............................   14
           By Mail ........................................................   14
           By Telephone ...................................................   14
           By Online Access ...............................................   14

 How to Redeem Shares .....................................................   14
           By Mail ........................................................   14
           By Telephone ...................................................   14
           By Check-A-Month ...............................................   14
           Other Automatic Redemptions ....................................   14
      Redemption Proceeds .................................................   14
           By Check .......................................................   14
           By Wire and ACH ................................................   15
      Special Requirements for Large Redemptions ..........................   15
      Redemption of Shares in Low-Balance Accounts ........................   15
 Signature Guarantee ......................................................   15

 Special Shareholder Services .............................................   16
           Automated Information Line .....................................   16
           Online Account Access ..........................................   16
           Open Order Service .............................................   16
           Tax-Qualified Retirement Plans .................................   16

 Important Policies Regarding Your Investments ............................   16
 Reports to Shareholders ..................................................   17
Employer-Sponsored Retirement Plans and
   Institutional Accounts .................................................   18

ADDITIONAL INFORMATION YOU SHOULD KNOW
Share Price ...............................................................   19
   When Share Price Is Determined .........................................   19
   How Share Price Is Determined ..........................................   19
   Where to Find Information About Share Price ............................   20

Distributions .............................................................   20
Taxes .....................................................................   20
   Tax-Deferred Accounts ..................................................   20
   Taxable Accounts .......................................................   21
Management ................................................................   22
   Investment Management ..................................................   22
   Code of Ethics .........................................................   23
   Transfer and Administrative Services ...................................   23
Distribution of Fund Shares ...............................................   24
Further Information About American Century ................................   24


   PROSPECTUS                                          TABLE OF CONTENTS    3


                    TRANSACTION AND OPERATING EXPENSE TABLE
                                                                       Balanced
 SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Load Imposed on Purchases ...............................  none
Maximum Sales Load Imposed on Reinvested Dividends ....................  none
Deferred Sales Load ...................................................  none
Redemption Fee(1) .....................................................  none
Exchange Fee ..........................................................  none

 ANNUAL FUND OPERATING EXPENSES (as a percentage of net assets):

Management Fees(2) .................................................... 1.00%
12b-1 Fees ............................................................  none
Other Expenses(3) ..................................................... 0.00%
Total Fund Operating Expenses ......................................... 1.00%

 EXAMPLE:

You would pay the following expenses on a                     1 year    $  10
$1,000 investment, assuming a 5% annual return and           3 years       32
redemption at the end of each time period:                   5 years       55
                                                            10 years      122

(1) Redemption proceeds sent by wire are subject to a $10 processing fee.


(2) A portion of the management fee may be paid by the funds' manager to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate manager. See "Management -- Transfer and Administrative Services," page 23.


(3) Other expenses, which include the fees and expenses (including legal counsel fees) of those directors who are not "interested persons" as defined in the Investment Company Act, were less than 0.01 of 1% of average net assets for the most recent fiscal year.

    The purpose of this table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of Balanced offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations.

    NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The shares offered by this Prospectus are Investor Class shares and have no up-front or deferred sales charges, commissions, or 12b-1 fees. The fund offers three other classes of shares, primarily to institutional investors, that have different fee structures than the Investor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. A difference in fees will result in different performance for the other classes. For additional information about the various classes, see "Further Information About American Century," page 24.


4    TRANSACTION AND OPERATING EXPENSE TABLE        AMERICAN CENTURY INVESTMENTS

                             FINANCIAL HIGHLIGHTS

                                   BALANCED

  The Financial Highlights for the fiscal year ended October 31, 1997, have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the fiscal years ended on or before October
31, 1996, have been audited by other independent auditors whose report thereon is incorporated by reference into the Statement of Additional Information. The information presented is for a share outstanding throughout the years ended
October 31, except as noted.

                                    1997     1996      1995      1994      1993      1992      1991      1990      1989     1988(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period .............  $18.55   $17.70    $15.94    $16.52    $14.89    $15.11    $10.89    $11.84    $10.13    $10.22
                                  -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Income From Investment
Operations

  Net Investment
  Income ........................  0.40(2)  0.44(2)  0.48(2)     0.42      0.38      0.33      0.38       0.41      0.37     0.01

  Net Realized and
  Unrealized Gain (Loss)
  on Investment
  Transactions ..................  2.41      1.88      2.03     (0.58)     1.62     (0.23)     4.22     (0.62)     1.71     (0.10)
                                  -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

  Total From Investment
  Operations ....................  2.81      2.32      2.51     (0.16)     2.00      0.10      4.60     (0.21)     2.08     (0.09)
                                  -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Distributions

  From Net Investment
  Income ........................  (0.43)   (0.46)    (0.48)    (0.42)    (0.37)    (0.32)    (0.38)    (0.42)    (0.37)       --

  From Net Realized
  Gains on Investment
  Transactions ..................  (1.38)   (1.01)    (0.27)       --       --        --        --      (0.32)      --         --
                                  -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

  Total Distributions ...........  (1.81)   (1.47)    (0.75)    (0.42)    (0.37)    (0.32)    (0.38)    (0.74)    (0.37)       --
                                  -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Net Asset Value,
End of Period ................... $19.55    $18.55    $17.70    $15.94    $16.52    $14.89    $15.11    $10.89    $11.84    $10.13
                                  =======   =======   =======   =======   =======   =======   =======   =======   =======   =======

  Total Return(3) ............... 16.34%    14.04%    16.36%    (0.93)%    13.64%    0.63%    42.92%    (2.10)%   20.94%    (0.88)%

 RATIOS/SUPPLEMENTAL DATA

  Ratio of Operating
  Expenses to
  Average Net Assets ............  1.00%     0.99%     0.98%     1.00%     1.00%     1.00%     1.00%     1.00%     1.00%    1.00%(4)

  Ratio of Net
  Investment Income to
  Average Net Assets ............  2.15%     2.5%      2.9%      2.7%      2.4%      2.4%      3.1%      3.8%       4.2%     4.4%(4)

  Portfolio Turnover Rate .......   110%      130%      85%       94%       95%      100%      116%      104%       171%      99%(4)

  Average Commission
  Paid per Share of
  Equity Security Traded ........$0.0371   $0.0400   $0.0390     --(5)     --(5)     --(5)     --(5)     --(5)     --(5)      --(5)

  Net Assets, End of
  Period (in millions) ..........  $926       $879     $816      $704      $706      $654       $255      $66       $30       $3

(1) October 20, 1988 (Inception) through October 31, 1988.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

(5) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended October 31, 1995.


    PROSPECTUS                                      FINANCIAL HIGHLIGHTS     5


                        INFORMATION REGARDING THE FUND

 INVESTMENT POLICIES OF THE FUND

    The fund has adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objective of the fund identified on page 2 of this Prospectus, and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The fund has implemented additional investment policies and practices to guide its activities in the pursuit of its investment objective. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

INVESTMENT APPROACH

    The manager intends to invest approximately 60% of the fund's assets in equity securities, while the remainder will be invested in bonds and other fixed income securities. A description of the investment style for each class of investment follows.

EQUITY INVESTMENTS

    With the equity portion of the Balanced portfolio, the manager seeks capital growth by investing in securities, primarily common stocks, that meet certain fundamental and technical standards of selection (relating primarily to earnings and revenue acceleration) and have, in the opinion of the manager, better-than-average potential for appreciation. So long as a sufficient number of such securities are available, the manager intends to keep the equity portion of Balanced fully invested in these securities regardless of the movement of stock prices generally. The fund may purchase securities only of companies that have a record of at least three years continuous operation.

    The manager selects, for the equity portion of the portfolio, securities of companies whose earnings and revenue trends meet management's standards of selection. The size of the companies in which a fund invests tends to give it its own characteristics of volatility and risk. These differences come about because developments such as new or improved products or methods, which would be relatively insignificant to a large company, may have a substantial impact on the earnings and revenues of a small company and create a greater demand and a higher value for its shares. However, a new product failure which could readily be absorbed by a large company can cause a rapid decline in the value of the shares of a smaller company. Hence, it could be expected that the volatility of the fund will be impacted by the size of companies in which it invests.

FIXED INCOME INVESTMENTS


    The manager intends to maintain approximately 40% of the fund's assets in fixed income securities with a minimum of 25% of the fund's assets in fixed income senior securities. The fixed income securities in the fund will be chosen based on their level of income production and price stability. The fund may invest in a diversified portfolio of debt and other fixed-rate securities payable in United States currency. These may include obligations of the United States government, its agencies and instrumentalities; corporate securities (bonds, notes, preferreds and convertible issues), and sovereign government, municipal, mortgage-backed and other asset-backed securities.


    There are no maturity restrictions on the fixed income securities in which the fund invests. Under normal market conditions the weighted average portfolio maturity for the fixed income portfolio will be in the three- to 10-year range. The manager will actively manage the portfolio, adjusting the weighted average portfolio maturity in response to expected changes in interest rates. During periods of rising interest rates, a shorter weighted average maturity may be adopted in order to reduce the effect of bond price declines on the fund's net asset value. When interest rates are falling and bond prices rising, a longer weighted average portfolio maturity may be adopted.

    It is the manager's intention to invest the fund's fixed income holdings in high-grade securities. At least 80% of fixed income assets will be invested in securities which at the time of purchase are rated


6     INFORMATION REGARDING THE FUND             AMERICAN CENTURY INVESTMENTS


within the three highest categories by a nationally recognized statistical rating organization [at least A by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Corp. (S&P)].

    The remaining portion of the fixed income assets may be invested in issues in the fourth highest category (Baa by Moody's or BBB by S&P), or, if not rated, are of equivalent investment quality as determined by the manager and which, in the opinion of the manager, can contribute meaningfully to the fund's results without compromising its objectives. Such issues might include a lower-rated issue where research suggests the likelihood of a rating increase; or a convertible issue of a company deemed attractive by the equity management team. According to Moody's, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P's belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions or changing circumstances. See "An Explanation of Fixed Income Securities Ratings" in the Statement of Additional Information.

 OTHER INVESTMENT PRACTICES, THEIR  CHARACTERISTICS AND RISKS

    For additional information, see "Additional Investment Restrictions" in the Statement of Additional Information.

FOREIGN SECURITIES

    The fund may invest an unlimited amount of its assets in the securities of foreign issuers, primarily from developed markets, when these securities meet its standards of selection. The fund may make such investments either directly in foreign securities, or by purchasing Depositary Receipts ("DRs") for foreign securities. DRs are securities listed on exchanges or quoted in the over-the-counter market in one country but represent the shares of issuers domiciled in other countries. DRs may be sponsored or unsponsored. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter markets.

    The fund may invest in common stocks, convertible securities, preferred stocks, bonds, notes and other debt securities of foreign issuers, and debt securities of foreign governments and their agencies. The fund will limit its purchase of debt securities to investment-grade obligations.


    Investments in foreign securities may present certain risks, including those resulting from fluctuations in currency exchange rates, future political and economic developments, clearance and settlement risk, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers.


FORWARD CURRENCY EXCHANGE CONTRACTS

    Some of the foreign securities held by the fund may be denominated in foreign currencies. Other securities, such as DRs, may be denominated in U.S. dollars, but have a value that is dependent on the performance of a foreign security, as valued in the currency of its home country. As a result, the value of the fund's portfolio may be affected by changes in the exchange rates between foreign currencies and the U.S. dollar, as well as by changes in the market values of the securities themselves. The performance of foreign currencies relative to the U.S. dollar may be a factor in the overall performance of the fund.

    To protect against adverse movements in exchange rates between currencies, the fund may, for hedging purposes only, enter into forward currency exchange contracts. A forward currency exchange contract obligates the fund to purchase or sell a specific currency at a future date at a specific price.

    The fund may elect to enter into a forward currency exchange contract with respect to a specific purchase or sale of a security, or with respect to the fund's portfolio positions generally.

    By entering into a forward currency exchange contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the fund can "lock in" an exchange rate between the trade and settlement dates for that purchase or sale. This practice is sometimes referred to as "transaction hedging." The fund may enter into transaction hedging contracts with respect to all or a substantial portion of its foreign securities trades.


   PROSPECTUS                            INFORMATION REGARDING THE FUND      7


    When the manager believes that a particular currency may decline in value compared to the U.S. dollar, the fund may enter into forward currency exchange contracts to sell the value of some or all of the fund's portfolio securities either denominated in, or whose value is tied to, that currency. This practice is sometimes referred to as "portfolio hedging." The fund may not enter into a portfolio hedging transaction where it would be obligated to deliver an amount of foreign currency in excess of the aggregate value of its portfolio securities or other assets denominated in, or whose value is tied to, that currency.

    The fund will make use of portfolio hedging to the extent deemed appropriate by the manager. However, it is anticipated that the fund will enter into portfolio hedges much less frequently than transaction hedges.

    If the fund enters into a forward currency exchange contract, the fund, when required, will instruct its custodian bank to segregate cash or liquid high-grade securities in a separate account in an amount sufficient to cover its obligation under the contract. Those assets will be valued at market daily, and if the value of the segregated securities declines, additional cash or securities will be added so that the value of the account is not less than the amount of the fund's commitment. At any given time, no more than 10% of the fund's assets will be committed to a segregated account in connection with portfolio hedging transactions.

    Predicting the relative future values of currencies is very difficult, and there is no assurance that any attempt to protect the fund against adverse currency movements through the use of forward currency exchange contracts will be successful. In addition, the use of forward currency exchange contracts tends to limit the potential gains that might result from a positive change in the relationships between the foreign currency and the U.S. dollar.

PORTFOLIO TURNOVER


    The portfolio turnover rate of the fund is shown in the financial information on page 5 of this Prospectus.


    Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to the fund's objectives. The manager believes that the rate of portfolio turnover is irrelevant when it determines a change is in order to achieve those objectives and accordingly, the annual portfolio turnover rate cannot be anticipated.

    The portfolio turnover of the fund may be higher than other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost that the fund pays directly. Portfolio turnover may also affect the character of capital gains, if any, realized and distributed by the fund since short-term capital gains are taxable as ordinary income.

REPURCHASE AGREEMENTS

    The fund may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of the fund.

    A repurchase agreement occurs when, at the time the fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934) agrees to repurchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund's money is invested in the security.

    Since the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The fund's risk is the ability of the seller to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.

    The fund will limit repurchase agreement transactions to securities issued by the U.S. government, its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the fund's Board of Directors.

    The fund will invest no more than 15% of its assets in repurchase agreements maturing in more than seven days.


8     INFORMATION REGARDING THE FUND             AMERICAN CENTURY INVESTMENTS



FUTURES AND OPTIONS

    The fund may invest in financial futures contracts and options thereon. A financial futures contract is an agreement to take or make delivery of a financial asset or an amount of cash, as specified in the applicable contract, at some time in the future. The value of the asset or cash to be delivered at the end of the contract period is calculated based upon the difference in value between the making of the contract and the end of the contract period of a financial index, indicator, or security underlying the futures contract.

    Rather than actually purchasing a financial asset (e.g., a long- or short-term treasury security) or all of the securities contained in a specific index (e.g., the S&P 500), the manager may choose to purchase a futures contract which reflects the value of such securities or index. For example, an S&P 500 futures contract reflects the value of the underlying companies that comprise the S&P 500 Composite Stock Price Index. If the aggregate market value of the index securities increases or decreases during the contract period of an S&P 500 futures contract, the amount of cash to be paid to the contract holder at the end of the period would correspondingly increase or decrease. As a result, the manager is able to expose to the market cash that is held by the fund to meet anticipated redemptions or for future investment opportunities. Because futures contracts generally settle more quickly than their underlying securities, the manager believes that the use of futures and options thereon allows the fund to be fully invested while maintaining the needed liquidity.

    The fund will not purchase leveraged futures. When a fund enters into a futures contract, it must make a deposit of cash or high-quality debt securities, known as "initial margin," as partial security for its performance under the contract. As the value of the contract fluctuates, a party to the contract may be required to make additional margin payments, known as "variation margin," to cover a portion of such fluctuation. A fund will also deposit in a segregated account with its custodian bank cash or high-quality debt securities in an amount equal to the fund's payment obligation under the futures contract, less any initial or variation margin. For options sold, a fund will segregate cash or high-quality debt securities equal to the value of the securities underlying the option unless the option is otherwise covered.


DERIVATIVE SECURITIES

    To the extent permitted by its investment objectives and policies, the fund may invest in securities that are commonly referred to as "derivative"
securities. Generally, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional security, asset, or market index. Certain derivative securities are more accurately described as "index/structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators ("reference indices").

    Some   "derivatives"  such  as   mortgage-related   and  other  asset-backed
securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

    There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

    The fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment since the funds may not invest in oil and gas leases or futures.

    The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

    There  are  a  range  of  risks  associated  with  derivative   investments,
including:

    * the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio manager anticipates;


PROSPECTUS                                  INFORMATION REGARDING THE FUND    9


    * the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;

    * the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment; and

    *    the risk that the counterparty will fail to perform its obligations.

    The Board of Directors has approved the manager's policy regarding investments in derivative securities. That policy specifies factors that must be considered in connection with a purchase of derivative securities. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made. The manager will report on fund activity in derivative securities to the Board of Directors as necessary. In addition, the Board will review the manager's policy for investments in derivative securities annually.


WHEN-ISSUED SECURITIES

    The fund may sometimes purchase new issues of securities on a when-issued basis without limit when, in the opinion of the manager, such purchases will further the investment objectives of the fund. The price of when-issued securities is established at the time commitment to purchase is made. Delivery of and payment for these securities typically occur 15 to 45 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of such security may decline prior to delivery, which could result in a loss to the fund. A separate account for the fund consisting of cash or high-quality liquid debt securities in an amount at least equal to the when-issued commitments will be established and maintained with the custodian. No income will accrue to the fund prior to delivery.

RULE 144A SECURITIES

    The fund may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the fund's criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.

    With respect to securities eligible for resale under Rule 144A, the staff of the Securities and Exchange Commission has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. The staff also acknowledges that, while the Board retains ultimate responsibility, it may delegate this function to the manager. Accordingly, the Board has established guidelines and procedures for determining the liquidity of Rule 144A securities and has delegated day-to-day function of determining the liquidity of Rule 144A securities to the manager. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

    Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and the fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the fund's manager will consider appropriate remedies to minimize the effect on the fund's liquidity. The fund may not invest more than 15% of its assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of fund shares).


INVESTMENTS IN COMPANIES WITH  LIMITED OPERATING HISTORY

    The fund may invest in the securities of issuers with limited operating history. The manager considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation.

    Investments in securities of issuers with limited operating history may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating history and financial information upon which the manager may base its investment decision on behalf of the fund. In addition, financial and other informa-


10     INFORMATION REGARDING THE            FUND AMERICAN CENTURY INVESTMENTS


tion regarding such issuers, when available, may be incomplete or inaccurate.

    Balanced will not invest more than 5% of its total assets in the securities of issuers with less than a three-year operating history. The manager will consider periods of capital formation, incubation, consolidation, and research and development in determining whether a particular issuer has a record of three years of continuous operation.


SHORT SALES


    The fund may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short. Such transactions allow the fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately.


    The fund may make a short sale when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code and Regulations.

 PERFORMANCE ADVERTISING

    From time to time, the fund may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return, average annual total return and yield. Performance data may be quoted separately for the Investor Class and the other classes.

    Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the fund's cumulative total return over the same period if the fund's performance had remained constant throughout.

    A quotation of yield reflects a fund's income over a stated period of time expressed as a percentage of the fund's share price.

    Yield is calculated by adding over a 30-day (or one-month) period all interest and dividend income (net of fund expenses) calculated on each day's market values, dividing this sum by the average number of fund shares outstanding during the period, and expressing the result as a percentage of the fund's share price on the last day of the 30-day (or one-month) period. The percentage is then annualized. Capital gains and losses are not included in the calculation.

    Yields are calculated according to accounting methods that are standardized in accordance with SEC rules for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, the fund's yield may not equal the income paid on your shares or the income reported in the fund's financial statements.

    The fund may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services or Donoghue's Money Fund Report) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, fund performance may be compared to well-known indices of market performance including the Standard & Poor's (S&P) 500 Index and the Dow Jones Industrial Average. Fund performance may also be compared, on a relative basis, to other funds in our fund family. This relative comparison, which may be based upon historical or expected fund performance, volatility or other fund characteristics, may be presented numerically, graphically or in text. Fund performance may also be combined or blended with other funds in our fund family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.

    All performance information advertised by the fund is historical in nature and is not intended to represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.


   PROSPECTUS                            INFORMATION REGARDING THE FUND      11


                 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

 AMERICAN CENTURY INVESTMENTS

    The Balanced Fund is a part of the American Century Investments family of mutual funds. Our family provides a full range of investment opportunities, from the aggressive equity growth funds in our Twentieth Century Group, to the fixed income funds in our Benham Group, to the moderate risk and specialty funds in our American Century Group. Please call 1-800-345-2021 for a brochure or prospectuses for the other funds in the American Century Investments family.


    To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If you would like additional copies of financial reports and prospectuses or separate mailing of account statements, please call us.


 INVESTING IN AMERICAN CENTURY

    The following section explains how to invest in American Century funds, including purchases, redemptions, exchanges and special services. You will find more detail about doing business with us by referring to the Investor Services Guide that you will receive when you open an account.

    If you own or are considering purchasing fund shares through an employer-sponsored retirement plan or through a bank, broker-dealer or other financial intermediary, the following sections, as well as the information contained in our Investor Services Guide, may not apply to you. Please read "Employer-Sponsored Retirement Plans and Institutional Accounts," page 18.

 HOW TO OPEN AN ACCOUNT

    To open an account, you must complete and sign an application, furnishing your taxpayer identification number. (You must also certify whether you are subject to withholding for failing to report income to the IRS.) Investments received without a certified taxpayer identification number will be returned.

    The minimum investment is $2,500 [$1,000 for IRA and Uniform Gifts/Transfers to Minors Acts ("UGMA/UTMA") accounts]. These minimums will be waived if you establish an automatic investment plan to your account that is the equivalent of at least $50 per month. See "Automatic Investment Plan," page 13.

    The minimum investment requirements may be different for some types of retirement accounts. Call one of our Investor Services Representatives for information on our retirement plans, which are available for individual investors or for those investing through their employers.

    Please note: If you register your account as belonging to multiple owners (e.g., as joint tenants), you must provide us with specific authorization on your application in order for us to accept written or telephone instructions from a single owner. Otherwise, all owners will have to agree to any transactions that involve the account (whether the transaction request is in writing or over the telephone).

    You may invest in the following ways:

BY MAIL

    Send a completed application and check or money order payable in U.S. dollars to American Century Investments.

BY WIRE

    You may make your initial  investment by wiring funds.  To do so, call us or
mail  a  completed   application  and  provide  your  bank  with  the  following information:

* RECEIVING BANK AND ROUTING NUMBER:
   Commerce Bank, N.A. (101000019)

* BENEFICIARY (BNF):
   American Century Services Corporation
   4500 Main St., Kansas City, Missouri 64111

* BENEFICIARY ACCOUNT NUMBER (BNF ACCT):
   2804918

* REFERENCE FOR BENEFICIARY (RFB):
   American Century account number into which you


12 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


   are investing. If more than one, leave blank and see Bank to Bank Information below.

* ORIGINATOR TO BENEFICIARY (OBI):
   Name and address of owner of account into which you are investing.

* BANK TO BANK INFORMATION
(BBI OR FREE FORM TEXT):

    * Taxpayer identification or Social Security number.

    * If more than one account, account numbers and amount to be invested in each account.


    * Current tax year, previous tax year or rollover designation if an IRA. Specify whether Traditional IRA, Roth IRA, Education IRA, SEP-IRA, SARSEP-IRA. SIMPLE Employer or SIMPLE Employee.


BY EXCHANGE

    Call 1-800-345-2021 from 7 a.m. to 7 p.m. Central time to get information on opening an account by exchanging from another American Century account. See page 14 for more information on exchanges.

IN PERSON

    If you prefer to work with a representative in person, please visit one of our Investor Centers, located at:

    4500 Main Street
    Kansas City, Missouri 64111


    4917 Town Center Drive
    Leawood, Kansas 66211


    1665 Charleston Road
    Mountain View, California 94043

    2000 S. Colorado Blvd.
    Denver, Colorado 80222

SUBSEQUENT INVESTMENTS


    Subsequent investments may be made by an automatic bank, payroll or government direct deposit (see "Automatic Investment Plan," this page) or by any of the methods below. The minimum investment requirement for subsequent investments: $250 for checks submitted without the investment slip portion of a previous statement or confirmation, $50 for all other types of subsequent investments.


BY MAIL


    When making subsequent investments, enclose your check with the investment slip portion of a previous statement or confirmation. If the investment slip is not available, indicate your name, address and account number on your check or a separate piece of paper. (Please be aware that the investment minimum for subsequent investments is higher without an investment slip.)


BY TELEPHONE

    Once your account is open, you may make investments by telephone if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account. You may call an Investor Services Representative or use our Automated Information Line.

BY ONLINE ACCESS

    Once your account is open, you may make investments online if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account.

BY WIRE

    You may make subsequent investments by wire. Follow the wire transfer instructions on page 12 and indicate your account number.

IN PERSON


    You may make subsequent investments in person at one of our Investor Centers. The locations of our four Investor Centers are listed on this page.


AUTOMATIC INVESTMENT PLAN

    You may elect on your application to make investments automatically by authorizing us to draw on your bank account regularly. Such investments must be at least the equivalent of $50 per month. You also may choose an automatic payroll or government direct deposit. If you are establishing a new account, check the appropriate box under "Automatic Investments" on your application to receive more information. If you would like to add a direct deposit to an existing account, please call one of our Investor Services Representatives.


   PROSPECTUS            HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS    13


HOW TO EXCHANGE FROM ONE ACCOUNT TO ANOTHER

    As long as you meet any minimum investment requirements, you may exchange your fund shares to our other funds up to six times per year per account. An exchange request will be processed as of the same day it is received, if it is received before the funds' net asset values are calculated, which is one hour prior to the close of the New York Stock Exchange for funds issued by the American Century Target Maturities Trust, and at the close of the Exchange for all of our other funds. See "When Share Price is Determined," page 19.

    For any single exchange, the shares of each fund being acquired must have a value of at least $100. However, we will allow investors to set up an Automatic Exchange Plan between any two funds in the amount of at least $50 per month. See our Investor Services Guide for further information about exchanges.

    If, in any 90-day period, the total of your exchanges and your redemptions from any one account exceeds the lesser of $250,000 or 1% of the fund's assets, further exchanges will be subject to special requirements to comply with our policy on large redemptions. See "Special Requirements for Large Redemptions," page 15.

BY MAIL

    You may direct us in writing to exchange your shares from one American Century account to another. For additional information, please see our Investor Services Guide.

BY TELEPHONE


    You can make exchanges over the telephone (either with an Investor Services Representative or using our Automated Information Line -- see page 16) if you have authorized us to accept telephone instructions. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-2021 to get the appropriate form.

BY ONLINE ACCESS

    You can make exchanges online if you have authorized us to accept instructions over the Internet. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-2021 to get the appropriate form.

 HOW TO REDEEM SHARES

    We will redeem or "buy back" your shares at any time. Redemptions will be made at the next net asset value determined after a complete redemption request is received. (For large redemptions, please read "Special Requirements for Large Redemptions," page 15.)

    Please note that a request to redeem shares in an IRA or 403(b) plan must be accompanied by an executed IRS Form W4-P and a reason for withdrawal as specified by the IRS.

BY MAIL

    Your written instructions to redeem shares may be made either by a redemption form, which we will send you upon request, or by a letter to us. Certain redemptions may require a signature guarantee. Please see "Signature Guarantee," page 15.

BY TELEPHONE

    If you have authorized us to accept telephone instructions, you may redeem your shares by calling an Investor Services Representative.

BY CHECK-A-MONTH

    If you have at least a $10,000 balance in your account, you may redeem shares by Check-A-Month. A Check-A-Month plan automatically redeems enough shares each month to provide you with a check in an amount you choose (minimum $50). To set up a Check-A-Month plan or request a brochure, please call an Investor Services Representative.

OTHER AUTOMATIC REDEMPTIONS

    If you have at least a $10,000 balance in your account, you may elect to make redemptions automatically by authorizing us to send funds to you or to your account at a bank or other financial institution. To set up automatic redemptions, call one of our Investor Services Representatives.

REDEMPTION PROCEEDS

    Please note that shortly after a purchase of shares is made by check or electronic draft (also known as an ACH draft) from your bank, we may wait up to 15 days or longer to send redemption proceeds (to allow your purchase funds to clear). No interest is paid on the


14 HOW TO INVEST WITH AMERICAN CENTURY  INVESTMENTS AMERICAN CENTURY INVESTMENTS


redemption proceeds after the redemption is processed but before your redemption proceeds are sent.

    Redemption proceeds may be sent to you in one of the following ways:

BY CHECK

    Ordinarily, all redemption checks will be made payable to the registered owner of the shares and will be mailed only to the address of record. For more information, please refer to our Investor Services Guide.

BY WIRE AND ACH

    You may authorize us to transmit redemption proceeds by wire or ACH. These services will be effective 15 days after we receive the authorization.

    Your bank will usually receive wired funds within 48 hours of transmission. Funds transferred by ACH may be received up to seven days after transmission. Wired funds are subject to a $10 fee to cover bank wire charges, which is deducted from redemption proceeds. Once the funds are transmitted, the time of receipt and the funds' availability are not under our control.

SPECIAL REQUIREMENTS FOR LARGE REDEMPTIONS

    We have elected to be governed by Rule18f-1 under the Investment Company Act, which obligates the fund make certain redemptions in cash. This requirement to pay redemptions in cash applies to situations where one shareholder redeems, during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the fund. Although redemptions in excess of this limitation will also normally be paid in cash, we reserve the right under unusual circumstances to honor these redemptions by making payment in whole or in part in readily marketable securities (a "redemption-in-kind").

    If payment is made in securities, the securities will be selected by the fund, will be valued in the same manner as they are in computing the fund's net asset value and will be provided without prior notice.

    If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on the fund and its remaining shareholders.

    Despite the fund's right to redeem fund shares through a redemption-in-kind, we do not expect to exercise this option unless the fund has an unusually low level of cash to meet redemptions and/or is experiencing unusually strong demands for its cash. Such a demand might be caused, for example, by extreme market conditions that result in an abnormally high level of redemption requests concentrated in a short period of time. Absent these or similar circumstances, we expect redemptions in excess of $250,000 to be paid in cash in any fund with assets of more than $50 million if total redemptions from any one account in any 90-day period do not exceed one-half of 1% of the total assets of the fund.

REDEMPTION OF SHARES IN LOW-BALANCE ACCOUNTS

    Whenever the shares held in an account have a value of less than the required minimum, a letter will be sent advising you to either bring the value of the shares held in the account up to the minimum or to establish an automatic investment that is the equivalent of at least $50 per month. See "How to Open an Account," page 12. If action is not taken within 90 days of the letter's date, the shares held in the account will be redeemed and the proceeds from the redemption will be sent by check to your address of record. We reserve the right to increase the investment minimums.

 SIGNATURE GUARANTEE

    To protect your accounts from fraud, some transactions will require a signature guarantee. Which transactions will require a signature guarantee will depend on which service options you elect when you open your account. For example, if you choose "In Writing Only," a signature guarantee would be required when:

    *    redeeming more than $25,000; or

    * establishing or increasing a Check-A-Month or automatic transfer on an existing account.

    You can obtain a signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.


    PROSPECTUS           HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS    15


    For a more in-depth explanation of our signature guarantee policy, or if you live outside the United States and would like to know how to obtain a signature guarantee, please consult our Investor Services Guide.

    We reserve the right to require a signature guarantee on any transaction, or to change this policy at any time.

 SPECIAL SHAREHOLDER SERVICES

    We offer several service options to make your account easier to manage. These are listed on the account application. Please make note of these options and elect the ones that are appropriate for you. Be aware that the "Full Services" option offers you the most flexibility. You will find more information about each of these service options in our Investor Services Guide.

    Our special shareholder services include:

AUTOMATED INFORMATION LINE

    We offer an Automated Information Line, 24 hours a day, seven days a week, at 1-800-345-8765. By calling the Automated Information Line, you may listen to fund prices, yields and total return figures. You may also use the Automated Information Line to make investments into your accounts (if we have your bank information on file) and obtain your share balance, value and most recent transactions. If you have authorized us to accept telephone instructions, you also may exchange shares from one fund to another via the Automated Information Line. Redemption instructions cannot be given via the Automated Information Line.

ONLINE ACCOUNT ACCESS

    You may contact us 24 hours a day, seven days a week, at www.americancentury.com to access daily share prices, receive updates on major market indexes and view historical performance of your funds. If you select "Full Services" on your application, you can use your personal access code and Social Security number to view your account balances and account activity, make subsequent investments from your bank account or exchange shares from one fund to another.

OPEN ORDER SERVICE

    Through our open order service, you may designate a price at which to buy shares of a variable-priced fund by exchange from one of our money market funds, or a price at which to sell shares of a variable-priced fund by exchange to one of our money market funds. The designated purchase price must be equal to or lower, or the designated sale price equal to or higher, than the variable-priced fund's net asset value at the time the order is placed. If the designated price is met within 90 calendar days, we will execute your exchange order automatically at that price (or better). Open orders not executed within 90 days will be canceled.

    If the fund you have selected deducts a distribution from its share price, your order price will be adjusted accordingly so the distribution does not inadvertently trigger an open order transaction on your behalf. If you close or re-register the account from which the shares are to be redeemed, your open order will be canceled.

    Because of their time-sensitive nature, open order transactions are accepted only by telephone or in person. These transactions are subject to exchange limitations described in each fund's prospectus, except that orders and cancellations received before 2 p.m. Central time are effective the same day, and orders or cancellations received after 2 p.m. Central time are effective the next business day.

TAX-QUALIFIED RETIREMENT PLANS

    The fund is available for your tax-deferred retirement plan. Call or write us and request the appropriate forms for:

    *   Individual Retirement Accounts (IRAs);

    * 403(b) plans for employees of public school systems and non-profit organizations; or

    * Profit sharing plans and pension plans for corporations and other employers.

    If your IRA and 403(b) accounts do not total $10,000, each account is subject to an annual $10 fee, up to a total of $30 per year.

    You can also transfer your tax-deferred plan to us from another company or custodian. Call or write us for a Request to Transfer form.

 IMPORTANT POLICIES REGARDING YOUR INVESTMENTS

    Every account is subject to policies that could affect your investment. Please refer to the Investor Services Guide for further information about the policies discussed on the following page, as well as further detail about the services we offer.


16 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


  (1) We reserve the right for any reason to suspend the offering of shares for a period of time, or to reject any specific purchase order (including purchases by exchange). Additionally, purchases may be refused if, in the opinion of the manager, they are of a size that would disrupt the management of the fund.

  (2) We reserve the right to make changes to any stated investment requirements, including those that relate to purchases, transfers and redemptions. In addition, we may also alter, add to or terminate any investor services and privileges. Any changes may affect all shareholders or only certain series or classes of shareholders.

  (3) Shares being acquired must be qualified for sale in your state of residence.

  (4) Transactions requesting a specific price and date, other than open orders, will be refused. Once you have mailed or otherwise transmitted your transaction instructions to us, they may not be modified or canceled.

  (5) If a transaction request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, we will require evidence satisfactory to us of the authority of the individual making the request.

  (6) We have established procedures designed to assure the authenticity of instructions received by telephone. These procedures include requesting personal identification from callers, recording telephone calls, and providing written confirmations of telephone transactions. These procedures are designed to protect shareholders from unauthorized or fraudulent instructions. If we do not employ reasonable procedures to confirm the genuineness of instructions, then we may be liable for losses due to unauthorized or fraudulent instructions. The company, its transfer agent and investment advisor will not be responsible for any loss due to instructions they reasonably believe are genuine.

  (7)    All   signatures   should  be  exactly  as  the  name  appears  in  the
         registration. If the owner's name appears in the registration as Mary Elizabeth Jones, she should sign that way and not as Mary E. Jones.

  (8) Unusual stock market conditions have in the past resulted in an increase in the number of shareholder telephone calls. If you experience difficulty in reaching us during such periods, you may send your transaction instructions by mail, express mail or courier service, or you may visit one of our Investor Centers. You may also use our Automated Information Line if you have requested and received an access code and are not attempting to redeem shares.

  (9) If you fail to provide us with the correct certified taxpayer identification number, we may reduce any redemption proceeds by $50 to cover the penalty the IRS will impose on us for failure to report your correct taxpayer identification number on information reports.

  (10) We will perform special inquiries on shareholder accounts. A research fee of $15 per hour may be applied.

 REPORTS TO SHAREHOLDERS

    At the end of each calendar quarter, we will send you a consolidated statement that summarizes all of your American Century holdings, as well as an individual statement for each fund you own that reflects all year-to-date activity in your account. You may request a statement of your account activity at any time.

    With the exception of most automatic transactions, each time you invest, redeem, transfer or exchange shares, we will send you a confirmation of the transaction. See the Investor Services Guide for more detail.

    Carefully review all the information relating to transactions on your statements and confirmations to ensure that your instructions were acted on properly. Please notify us immediately in writing if there is an error. If you fail to provide notification of an error with reasonable promptness, i.e., within 30 days of non-automatic transactions or within 30 days of the date of your consolidated quarterly statement, in the case of automatic transactions, we will deem you to have ratified the transaction.

    No later than January 31 of each year, we will send you reports that you may use in completing your U.S. income tax return. See the Investor Services Guide for more information.


  PROSPECTUS             HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS   17


    Each year, we will send you an annual and a semiannual report relating to your fund, each of which is incorporated herein by reference. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semiannual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You also will receive an updated prospectus at least once each year. Please read these materials carefully, as they will help you understand your fund.

 EMPLOYER-SPONSORED RETIREMENT PLANS AND INSTITUTIONAL ACCOUNTS

    Information   contained  in  our  Investor   Services   Guide   pertains  to
shareholders who invest directly with American Century rather than through an employer-sponsored retirement plan or through a financial intermediary.

    If you own or are considering purchasing fund shares through an employer-sponsored retirement plan, your ability to purchase shares of the fund, exchange them for shares of other American Century funds, and redeem them will depend on the terms of your plan.

    If you own or are considering purchasing fund shares through a bank, broker-dealer, insurance company or other financial intermediary, your ability to purchase, exchange and redeem shares will depend on your agreement with, and the policies of, such financial intermediary.

    You may reach an Institutional Service Repre- sentative by calling 1-800-345-3533 to request information about our funds and services, to obtain a current prospectus or to get answers to any questions about our funds that you are unable to obtain through your plan administrator or financial intermediary.


18 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


                    ADDITIONAL INFORMATION YOU SHOULD KNOW

 SHARE PRICE

WHEN SHARE PRICE IS DETERMINED

    The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of the fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds, except funds issued by the American Century Target Maturities Trust, net asset value is determined as of the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. The net asset values for Target Maturities funds are determined one hour prior to the close of the Exchange.


    Investments and requests to redeem or exchange shares will receive the share price next determined after receipt by us of the investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares received by us or one of our agents or designees before the time as of which the net asset value of the fund is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined as of, the close of the Exchange on, the next day the Exchange is open.


    Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the time as of which the net asset value of the fund is determined.

    Investments by telephone pursuant to your prior authorization to us to draw on your bank account are considered received at the time of your telephone call.

    Investment and transaction instructions received by us on any business day by mail prior to the time as of which the net asset value of the fund is determined, will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.

    If you invest in fund shares through an employer-sponsored retirement plan or other financial intermediary, it is the responsibility of your plan recordkeeper or financial intermediary to transmit your purchase, exchange and redemption requests to the fund's transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the fund's procedures or any contractual arrangements with the fund or the fund's distributor in order for you to receive that day's price.


    We have contractual relationships with certain financial intermediaries in which such intermediaries represent that they have systems to track the time at which investment orders are received and to segregate orders received at different times. Based on these representations, the fund has authorized such intermediaries and their designees to accept purchase and redemption orders on the fund's behalf up to the applicable cut-off time. The fund will be deemed to have received such orders upon acceptance by the duly authorized intermediary, and such orders will be priced at the fund's net asset value next determined after acceptance on the fund's behalf by such intermediary.


HOW SHARE PRICE IS DETERMINED

    The valuation of assets for determining net asset value may be summarized as follows:

    The portfolio securities of the fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.


    PROSPECTUS                    ADDITIONAL INFORMATION YOU SHOULD KNOW    19


    Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

    The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the New York Stock Exchange, if that is earlier. That value is then exchanged to dollars at the prevailing foreign exchange rate.

    Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the New York Stock Exchange is open. If an event were to occur after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, then that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    Trading of these securities in foreign markets may not take place on every New York Stock Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the New York Stock Exchange is not open and on which the fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of the fund's portfolio may be affected on days when shares of the fund may not be purchased or redeemed.

WHERE TO FIND INFORMATION ABOUT SHARE PRICE

    The net asset value of the Investor Class of the fund is published in leading newspapers daily. The net asset value of the fund may also be obtained by calling us or by accessing our Web site (www.americancentury.com).

 DISTRIBUTIONS

    Distributions from net investment income are declared and paid quarterly. Distributions from net realized securities gains, if any, are declared and paid once a year, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code and Regulations, in all events in a manner consistent with the provisions of the Investment Company Act.


    Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders investing through taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after a purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares held in certain IRAs and 403(b) plans paid in cash only if you are at least 591/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date. Please consult our Investor Services Guide for further information regarding your distribution options.


    A distribution on shares of the fund does not increase the value of your shares or your total return. At any given time the value of your shares includes the undistributed net gains, if any, realized by the fund on the sale of portfolio securities, and undistributed dividends and interest received, less fund expenses.

    Because such gains and dividends are included in the value of your shares, when they are distributed, the value of your shares is reduced by the amount of the distribution. If you buy your share through a taxable account just before the distribution, you will pay the full price for your shares, and then receive a portion of the purchase price back as a taxable distribution. See "Taxes," this page.

 TAXES

    The fund has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders it pays no income tax.

TAX-DEFERRED ACCOUNTS

    If fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan, income and capital gains distributions paid by the funds will generally not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis.


20   ADDITIONAL INFORMATION YOU SHOULD KNOW     AMERICAN CENTURY INVESTMENTS


    Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals or distributions from the plan.

TAXABLE ACCOUNTS


    If fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income. The dividends from net income may qualify for the 70% dividends received deduction for corporations to the extent that the fund held shares receiving the dividend for more than 45 days. Distributions from gains on assets held greater than 12 months but no more than 18 months (28% rate gain) and/or assets held greater than 18 months (20% rate gain) are taxable as long-term gains regardless of the length of time you have held the shares. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain (28% or 20% rate gain) to you with respect to such shares.


    Dividends and interest received by the fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Foreign countries generally do not impose taxes on capital gains in respect of investments by non-resident investors. The foreign taxes paid by the fund will reduce its dividends.


    If more than 50% of the value of the fund's total assets at the end of each quarter of its fiscal year consists of securities of foreign corporations, the fund may qualify for and make an election with the Internal Revenue Service with respect to such fiscal year so that fund shareholders may be able to claim a foreign tax credit in lieu of a deduction for foreign income taxes paid by the fund. If such an election is made, the foreign taxes paid by the fund will be treated as income received by you. In order for the shareholder to utilize the foreign tax credit, the mutual fund shares must have been held for 16 days or more during the 30-day period, beginning 15 days prior to the ex-dividend date for the mutual fund shares. The mutual fund must meet a similar holding period requirement with respect to foreign securities to which a dividend is attributable. Any portion of the foreign tax credit which is ineligible as a result of the fund not meeting the holding period requirement will be separately disclosed and may be eligible as an itemized deduction.

    If the fund purchases the securities of certain foreign investment funds or trusts called passive foreign investment companies (PFIC), capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long the fund holds its investment. The fund may also be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. In the alternative, the fund may elect to recognize cumulative gains on such investments as of the last day of its fiscal year and distribute it to shareholders. Any distribution attributable to a PFIC is characterized as ordinary income.

    Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) will not have increased. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains (28% and/or 20% rate gain).


    In January of the year following the distribution, if you own shares in a taxable account, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes.

    Distributions may also be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays


 PROSPECTUS                       ADDITIONAL INFORMATION YOU SHOULD KNOW      21


distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

    If you have not complied with certain provisions of the Internal Revenue Code and Regulations, we are required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed, and is not refundable.


    Redemption of shares of the fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders will generally recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be considered long-term subject to tax at a maximum rate of 28% (28% rate gain/loss) if shareholders have held such shares for a period of more than 12 months but no more than 18 months and long-term subject to tax at a maximum rate of 20%, minimum of 10% (20% rate gain/loss) if shareholders have held such shares for a period of more than 18 months. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.


 MANAGEMENT

INVESTMENT MANAGEMENT

    Under the laws of the State of Maryland, the Board of Directors is responsible for managing the business and affairs of the fund. Acting pursuant to an investment advisory agreement entered into with the fund, American Century Investment Management, Inc. serves as the investment manager of the fund. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.


    The manager supervises and manages the investment portfolio of the fund and directs the purchase and sale of its investment securities. It utilizes a team of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the portfolio as it deems appropriate in pursuit of the fund's investment objectives. Individual portfolio manager members of the team may also adjust portfolio holdings of the fund as necessary between team meetings.

    The portfolio manager members of the team managing Balanced and their work experience for the last five years are as follows:


    JAMES E. STOWERS III, Chief Executive Officer and Portfolio Manager, joined American Century in 1981. He is a member of the team that manages the equity portion of Balanced.


    BRUCE A. WIMBERLY, Portfolio Manager, joined American Century in September 1994 as an Investment Analyst, a position he held until July 1996. At that time he was promoted to Portfolio Manager. Prior to joining American Century, Mr. Wimberly attended Kellogg Graduate School of Management, Northwestern University from August 1992 to August 1994, where he obtained his MBA degree. He is a member of the team that manages the equity portion of Balanced.


    JOHN R. SYKORA, Portfolio Manager, joined American Century in May 1994 as an Investment Analyst, a position he held until August 1997. At that time he was promoted to Portfolio Manager. Prior to joining American Century, My. Sykora served as a Financial Analyst for Business Men's Assurance Company of America, Kansas City, Missouri, from August 1993 to April 1994. Prior to that Mr. Sykora attended Michigan State University where he obtained his MBA degree. He is a member of the team that manages the equity portion of Balanced.



22    ADDITIONAL INFORMATION YOU SHOULD KNOW      AMERICAN CENTURY INVESTMENTS


    NORMAN E. HOOPS, Senior Vice President and Portfolio Manager, joined American Century as Vice President and Portfolio Manager in November 1989. In April 1993, he became Senior Vice President. He is a member of the team that manages the fixed income portion of Balanced.

    JEFFREY L. HOUSTON, Portfolio Manager, has worked for American Century since November 1990. He is a member of the team that manages the fixed income portion of Balanced.

    The activities of the manager are subject only to directions of the fund's Board of Directors. The manager pays all the expenses of the fund except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.

    For the services provided to the Investor Class of the fund, the manager receives an annual fee of 1% of the average net assets.


    On the first business day of each month, the fund pays a management fee to the manager for the previous month at the rate specified. The fee for the previous month is calculated by multiplying the applicable fee for the fund by the aggregate average daily closing value of the series' net assets during the previous month, and further multiplying that product by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).


CODE OF ETHICS

    The fund and the manager have adopted a Code of Ethics that restricts personal investing practices by employees of the manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the fund's portfolios obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of fund shareholders come before the interests of the people who manage those funds.

TRANSFER AND ADMINISTRATIVE SERVICES

    American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend-paying agent for the fund. It provides facilities, equipment and personnel to the fund, and is paid for such services by the manager.

    Certain recordkeeping and administrative services that would otherwise be performed by the transfer agent may be performed by an insurance company or other entity providing similar services for various retirement plans using shares of the fund as a funding medium, by broker-dealers and financial advisors for their customers investing in shares of American Century or by sponsors of multi mutual fund no- or low-transaction fee programs. The manager or an affiliate may enter into contracts to pay them for such recordkeeping and administrative services out of its unified management fee.

    Although there is no sales charge levied by the fund, transactions in shares of the fund may be executed by brokers or investment advisors who charge a transaction-based fee or other fee for their services. Such charges may vary among broker-dealers and financial advisors, but in all cases will be retained by the broker-dealer or financial advisor and not remitted to the fund or the investment manager. You should be aware of the fact that these transactions may be made directly with American Century without incurring such fees.

    From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the manager.

    The manager and transfer agent are both wholly owned by American Century Companies, Inc. James E. Stowers Jr., Chairman of the fund's Board of Directors, controls American Century Companies by virtue of his ownership of a majority of its common stock.


    Pursuant  to  a  Sub-Administration   Agreement  with  the  manager,   Funds
Distributor, Inc. (FDI) serves as the Co-Administrator for the fund. FDI is responsible



  PROSPECTUS                 ADDITIONAL INFORMATION YOU SHOULD KNOW       23



for (i) providing certain officers of the fund and (ii) reviewing and filing marketing and sales literature on behalf of the fund. The fees and expenses of FDI are paid by the manager out of its unified fee.


DISTRIBUTION OF FUND SHARES


    The fund's shares are distributed by FDI, a registered broker-dealer. FDI is a wholly-owned indirect subsidiary of Boston Institutional Group, Inc. FDI's principal business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109. The Investor Class of shares does not pay any commissions or sales loads to the distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of fund shares.

    Investors may open accounts with American Century only through the distributor. All purchase transactions in the fund offered by this Prospectus are processed by the transfer agent, which is authorized to accept any instructions relating to fund accounts. All purchase orders must be accepted by the distributor. All fees and expenses of FDI in acting as distributor for the fund are paid by the manager.


FURTHER INFORMATION ABOUT AMERICAN CENTURY

    American Century Mutual Funds, Inc., the issuer of the funds, was organized as a Maryland corporation on July 2, 1990. The corporation commenced operations on February 28, 1991, the date it merged with Twentieth Century Investors, Inc., a Delaware corporation which had been in business since October 1958. Pursuant to the terms of the Agreement and Plan of Merger dated July 27, 1990, the Maryland corporation was the surviving entity and continued the business of the Delaware corporation with the same officers and directors, the same shareholders and the same investment objectives, policies and restrictions.

    The principal office of the fund is American Century Tower, 4500 Main Street, P.O. Box 419200, Kansas City, Missouri 64141-6200. All inquiries may be made by mail to that address, or by phone to 1-800-345-2021 (international calls: 816-531-5575).


    American Century Mutual Funds, Inc. issues 13 series of $.01 par value shares. Each series is commonly referred to as a fund. The assets belonging to each series of shares are held separately by the custodian.


    American Century offers four classes of the fund: an Investor Class, an Institutional Class, a Service Class, and an Advisor Class. The shares offered by this Prospectus are Investor Class shares and have no up-front charges, commissions, or 12b-1 fees.

    The other classes of shares are primarily offered to institutional investors or through institutional distribution channels, such as employer-sponsored retirement plans or through banks, broker-dealers, insurance companies or other financial intermediaries. The other classes have different fees, expenses, and/or minimum investment requirements than the Investor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. For additional information concerning the other classes of shares not offered by this Prospectus, call us at 1-800-345-3533 or contact a sales representative or financial intermediary who offers those classes of shares.


    Except as described below, all classes of shares of a fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various classes are (a) each class may be subject to different expenses specific to that class, (b) each class has a different identifying designation or name, (c) each class has exclusive voting rights with respect to matters solely affecting such class, (d) each class may have different exchange privileges, and (e) the Institutional Class may provide for automatic conversion from that class into shares of the Investor Class of the same fund.


    Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except for those matters which must be voted on separately by the series or class of shares affected. Matters affecting only one series or class are voted upon only by that series or class.

    Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of directors can elect all of the directors if they choose to do so, and in such event


  24  ADDITIONAL INFORMATION YOU SHOULD KNOW       AMERICAN CENTURY INVESTMENTS


the holders of the remaining votes will not be able to elect any person or persons to the Board of Directors.

    Unless required by the Investment Company Act, it will not be necessary for the fund to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of directors or the appointment of auditors. However, pursuant to the fund's by-laws, the holders of shares representing at least 10% of the votes entitled to be cast may request the fund to hold a special meeting of shareholders. We will assist in the communication with other shareholders.

    WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.


   PROSPECTUS                     ADDITIONAL INFORMATION YOU SHOULD KNOW   25


P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962


WWW.AMERICANCENTURY.COM



                            [american century logo]
                                    American
                                Century(reg.sm)

9803           [recycled logo]
SH-BKT-11415      Recycled

                                  PROSPECTUS

                            [american century logo]
                                    American
                                Century(reg.sm)


                                 MARCH 1, 1998


                                   AMERICAN
                                    CENTURY
                                     GROUP

                                   Balanced

ADVISOR CLASS

                         AMERICAN CENTURY INVESTMENTS

                                FAMILY OF FUNDS

    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

AMERICAN CENTURY INVESTMENTS
-------------------------------------------------------------------------------
        Benham                American Century           Twentieth Century
     Group(reg. tm)                 Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
                                  Balanced



                                  PROSPECTUS
                                 MARCH 1, 1998


                                   Balanced
                                 ADVISOR CLASS

                      AMERICAN CENTURY MUTUAL FUNDS, INC.

    American Century Mutual Funds, Inc. is a part of American Century Investments, a family of funds that includes nearly 70 no-load and low-load mutual funds covering a variety of investment opportunities. One of the funds that seeks capital growth and current income is described in this Prospectus. Its investment objective is listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.

    The fund shares offered in this Prospectus (the Advisor Class shares) are sold at its net asset value with no sales charges or commissions. The Advisor Class shares are subject to Rule 12b-1 shareholder services and distribution fees as described in this Prospectus.

    The Advisor Class shares are intended for purchase by participants in employer-sponsored retirement or savings plans and for persons purchasing shares through broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative and distribution services.


    This Prospectus gives you information about the fund that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated March 1, 1998, and filed with the Securities and Exchange Commission. It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:

                          AMERICAN CENTURY INVESTMENTS
                       4500 Main Street * P.O. Box 419385
               Kansas City, Missouri 64141-6385 * 1-800-345-3533
                       International calls: 816-531-5575
                     Telecommunications Device for the Deaf:
                   1-800-345-1833 * In Missouri: 816-444-3038
                       Internet: www.americancentury.com


    Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


     PROSPECTUS                                                           1


                       INVESTMENT OBJECTIVE OF THE FUND

AMERICAN CENTURY BALANCED FUND

    The Balanced fund seeks capital growth and current income. It is management's intention to maintain approximately 60% of the fund's assets in common stocks that are considered by management to have better-than-average prospects for appreciation and the remainder in bonds and other fixed income securities.


  There is no assurance that the fund will achieve its investment objective.

NO PERSON IS AUTHORIZED BY THE FUND TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUND, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


    2    INVESTMENT OBJECTIVE                   AMERICAN CENTURY INVESTMENTS


                               TABLE OF CONTENTS


Investment Objective of the Fund ..........................................    2
Transaction and Operating Expense Table ...................................    4
Financial Highlights ......................................................    5
Performance Information of Other Class ....................................    6

INFORMATION REGARDING THE FUND
Investment Policies of the Fund ...........................................    7
   Investment Approach ....................................................    7
   Equity Investments .....................................................    7
   Fixed Income Investments ...............................................    7
Other Investment Practices, Their Characteristics
and Risks .................................................................    8
   Foreign Securities .....................................................    8
   Forward Currency Exchange Contracts ....................................    8
   Portfolio Turnover .....................................................    9
   Repurchase Agreements ..................................................    9
   Futures and Options ....................................................   10
   Derivative Securities ..................................................   10
   When-Issued Securities .................................................   11
   Rule 144A Securities ...................................................   11
      Investments in Companies with
           Limited Operating History ......................................   11
      Short Sales .........................................................   12
 Performance Advertising ..................................................   12


HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS
How to Purchase and Sell American
Century Funds .............................................................   13
How to Exchange from One American Century
Fund to Another ...........................................................   13
How to Redeem Shares ......................................................   13
   Special Requirements for Large Redemptions .............................   13
Telephone Services ........................................................   14
   Investors Line .........................................................   14

ADDITIONAL INFORMATION YOU SHOULD KNOW
Share Price ...............................................................   15
   When Share Price Is Determined .........................................   15
   How Share Price Is Determined ..........................................   15
   Where to Find Information About Share Price ............................   16
Distributions .............................................................   16
Taxes .....................................................................   16
   Tax-Deferred Accounts ..................................................   16
   Taxable Accounts .......................................................   17
Management ................................................................   18
   Investment Management ..................................................   18
   Code of Ethics .........................................................   19
   Transfer and Administrative Services ...................................   19
Distribution of Fund Shares ...............................................   19
   Service and Distribution Fees ..........................................   19
Further Information About American Century ................................   20


  PROSPECTUS                                        TABLE OF CONTENTS     3


                    TRANSACTION AND OPERATING EXPENSE TABLE

                                                                     Balanced
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed on Purchases ...............................  none
Maximum Sales Load Imposed on Reinvested Dividends ....................  none
Deferred Sales Load ...................................................  none
Redemption Fee ........................................................  none
Exchange Fee ..........................................................  none

ANNUAL FUND OPERATING EXPENSES (as a percentage of net assets):
Management Fees ....................................................... 0.75%
12b-1 Fees(1) ......................................................... 0.50%
Other Expenses(2) ..................................................... 0.00%
Total Fund Operating Expenses ......................................... 1.25%

EXAMPLE:
You would pay the following expenses on a                    1 year      $ 13
$1,000 investment, assuming a 5% annual return and           3 years       40
redemption at the end of each time period:                   5 years       68
                                                            10 years      150

(1)The 12b-1 fee is designed to permit investors to purchase Advisor Class shares through broker-dealers, banks, insurance companies and other financial intermediaries. A portion of the fee is used to compensate them for ongoing recordkeeping and administrative services that would otherwise be performed by an affiliate of the manager, and a portion is used to compensate them for distribution and other shareholder services. See "Service and Distribution Fees," page 19.

(2)Other expenses, which include the fees and expenses (including legal counsel fees) of those directors who are not "interested persons" as defined in the Investment Company Act, were less than 0.01 of 1% of average net assets for the most recent fiscal year.

     The purpose of this table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of Balanced offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations.

     NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     The shares offered by this Prospectus are Advisor Class shares. The fund offers three other classes of shares, one of which is primarily made available to retail investors and two that are primarily made available to institutional investors. The other classes have different fee structures than the Advisor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. A difference in fees will result in different performance for those classes. For additional information about the various classes, see "Further Information About American Century," page 20.


   4   TRANSACTION AND OPERATING EXPENSE TABLE   AMERICAN CENTURY INVESTMENTS



                             FINANCIAL HIGHLIGHTS

                                   BALANCED

  The sale of the Advisor Class of the fund commenced on January 6, 1997. Performance information of the original class of shares, which commenced operations on October 20, 1988, is presented on page 6.

  The Financial Highlights for the period presented have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available without charge upon request. The information presented is for a share outstanding throughout the period ended October 31.

                                                                       1997(1)

PER-SHARE DATA

Net Asset Value at Beginning of Period ......................   $     17.46
                                                                -----------

Income from Investment Operations
  Net Investment Income(2) ..................................          0.29
  Net Realized and Unrealized Loss on Investment Transactions          2.04
                                                                -----------
  Total From Investment Operations ..........................          2.33
                                                                -----------

Distributions
  From Net Investment Income ................................         (0.24)
                                                                -----------

Net Asset Value, End of Period ..............................   $     19.55
                                                                ===========

TOTAL RETURN(3) .............................................         13.42%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ...........          1.25%(4)

Ratio of Net Investment Income to Average Net Assets ........          1.90%(4)

Portfolio Turnover Rate .....................................           110%

Average Commission Paid per Share of Equity Security Traded .   $    0.0371

Net Assets, End of Period (in thousands) ....................   $     5,724


(1)  January 6, 1997 (commencement of sale) through October 31, 1997.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions. if any. Total returns for periods less than one year are not annualized

(4)  Annualized.


    PROSPECTUS                                     FINANCIAL HIGHLIGHTS    5


                    PERFORMANCE INFORMATION OF OTHER CLASS

                                   BALANCED

  The Advisor Class of the fund was established September 3, 1996. The financial information in this table regarding selected per share data for the fund reflects the performance of the fund's Investor Class of shares, which has a total expense ratio that is 0.25% lower than the Advisor Class. Had the Advisor
Class been in existence for the fund for the time periods presented, the fund's performance information would be lower as a result of the additional expense.

  The Financial Highlights for the fiscal year ended October 31, 1997, have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The Financial Highlights for the fiscal years ended on or before October
31, 1996, have been audited by other independent auditors whose report thereon is incorporated by reference into the Statement of Additional information. The information presented is for a share outstanding throughout the years ended
October 31, except as noted.

                                    1997      1996      1995      1994      1993      1992      1991      1990      1989    1988(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period ..............$18.55    $17.70    $15.94    $16.52    $14.89    $15.11    $10.89    $11.84    $10.13    $10.22
                                  -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Income From Investment Operations

  Net Investment Income ..........0.40(2)   0.44(2)   0.48(2)     0.42      0.38      0.33      0.38      0.41      0.37      0.01

  Net Realized and
  Unrealized Gain (Loss)
  on Investment Transactions .....  2.41      1.88      2.03    (0.58)      1.62     (0.23)     4.22     (0.62)     1.71     (0.10)
                                  -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  Total From Investment
  Operations .....................  2.81      2.32      2.51     (0.16)     2.00      0.10      4.60     (0.21)     2.08     (0.09)
                                  -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Distributions

  From Net Investment Income ..... (0.43)    (0.46)    (0.48)    (0.42)    (0.37)    (0.32)    (0.38)    (0.42)    (0.37)     --

  From Net Realized Gains
  on Investment Transactions ..... (1.38)    (1.01)    (0.27)     --        --        --        --       (0.32)     --        --
                                  -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

  Total Distributions ............ (1.81)    (1.47)    (0.75)    (0.42)    (0.37)    (0.32)    (0.38)    (0.74)    (0.37)     --
                                  -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Net Asset Value, End of Period ...$19.55    $18.55    $17.70    $15.94    $16.52    $14.89    $15.11    $10.89    $11.84    $10.13
                                  =======   =======   =======   =======   =======   =======   =======   =======   =======   =======

  Total Return(3) ................ 16.34%    14.04%    16.36%   (0.93)%    13.64%     0.63%    42.92%   (2.10)%    20.94%   (0.88)%

 RATIOS/SUPPLEMENTAL DATA
  Ratio of Operating Expenses to
  Average Net Assets .............  1.00%    0.99%     0.98%     1.00%     1.00%     1.00%     1.00%     1.00%     1.00%    1.00%(4)

  Ratio of Net Investment
  Income to Average Net Assets ... 2.15%      2.5%      2.9%      2.7%      2.4%      2.4%      3.1%      3.8%      4.2%     4.4%(4)

  Portfolio Turnover Rate ........  110%      130%       85%       94%       95%      100%      116%      104%      171%      99%(4)

  Average Commission
  Paid per Share of
  Equity Security Traded ........$0.0371   $0.0400   $0.0390     --(5)     --(5)     --(5)     --(5)     --(5)    --(5)     --(5)

  Net Assets, End of
  Period (in millions) ...........  $926      $879      $816      $704      $706      $654      $255       $66       $30        $3

(1)  October 20, 1988 (inception) through October 31, 1988.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended October 31, 1995.


   6  PERFORMANCE INFORMATION OF OTHER CLASS   AMERICAN CENTURY INVESTMENTS


                        INFORMATION REGARDING THE FUND

 INVESTMENT POLICIES OF THE FUND

    The fund has adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objective of the fund identified on page 2 of this Prospectus, and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The fund has implemented additional investment policies and practices to guide its activities in the pursuit of its investment objective. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

INVESTMENT APPROACH

    The manager intends to invest approximately 60% of the fund's assets in equity securities, while the remainder will be invested in bonds and other fixed income securities. A description of the investment style for each class of investment follows.

EQUITY INVESTMENTS

    With the equity portion of the Balanced portfolio, the manager seeks capital growth by investing in securities, primarily common stocks, that meet certain fundamental and technical standards of selection (relating primarily to earnings and revenues acceleration) and have, in the opinion of the manager, better-than-average potential for appreciation. So long as a sufficient number of such securities are available, the manager intends to keep the equity portion of Balanced fully invested in these securities regardless of the movement of stock prices generally. The fund may purchase securities only of companies that have a record of at least three years continuous operation.

    The manager selects, for the equity portion of the portfolio, securities of companies whose earnings and revenue trends meet management's standards of selection. The size of the companies in which a fund invests tends to give it its own characteristics of volatility and risk. These differences come about because developments such as new or improved products or methods, which would be relatively insignificant to a large company, may have a substantial impact on the earnings and revenues of a small company and create a greater demand and a higher value for its shares. However, a new product failure which could readily be absorbed by a large company can cause a rapid decline in the value of the shares of a smaller company. Hence, it could be expected that the volatility of the fund will be impacted by the size of companies in which it invests.

FIXED INCOME INVESTMENTS


    The manager intends to maintain approximately 40% of the fund's assets in fixed income securities with a minimum of 25% of the fund's assets in fixed income senior securities. The fixed income securities in the fund will be chosen based on their level of income production and price stability. The fund may invest in a diversified portfolio of debt and other fixed-rate securities payable in United States currency. These may include obligations of the United States government, its agencies and instrumentalities; corporate securities (bonds, notes, preferreds and convertible issues), and sovereign government, municipal, mortgage-backed and other asset-backed securities.


    There are no maturity restrictions on the fixed income securities in which the fund invests. Under normal market conditions the weighted average portfolio maturity for the fixed income portfolio will be in the three- to 10-year range. The manager will actively manage the portfolio, adjusting the weighted average portfolio maturity in response to expected changes in interest rates. During periods of rising interest rates, a shorter weighted average maturity may be adopted in order to reduce the effect of bond price declines on the fund's net asset value. When interest rates are falling and bond prices rising, a longer weighted average portfolio maturity may be adopted.

    It is the manager's intention to invest the fund's fixed income holdings in high-grade securities. At least 80% of fixed income assets will be invested in


    PROSPECTUS                         INFORMATION REGARDING THE FUND    7


securities which at the time of purchase are rated within the three highest categories by a nationally recognized statistical rating organization [at least A by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Corp. (S&P)].

    The remaining portion of the fixed income assets may be invested in issues in the fourth highest category (Baa by Moody's or BBB by S&P), or, if not rated, are of equivalent investment quality as determined by the manager and which, in the opinion of the manager, can contribute meaningfully to the fund's results without compromising its objectives. Such issues might include a lower-rated issue where research suggests the likelihood of a rating increase; or a convertible issue of a company deemed attractive by the equity management team. According to Moody's, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P's belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions or changing circumstances. See "An Explanation of Fixed Income Securities Ratings" in the Statement of Additional Information.

OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS AND RISKS

    For additional information, see "Additional Investment Restrictions" in the Statement of Additional Information.

FOREIGN SECURITIES

    The fund may invest an unlimited amount of its assets in the securities of foreign issuers, primarily from developed markets, when these securities meet its standards of selection. The fund may make such investments either directly in foreign securities, or by purchasing Depositary Receipts ("DRs") for foreign securities. DRs are securities listed on exchanges or quoted in the over-the-counter market in one country but represent the shares of issuers domiciled in other countries. DRs may be sponsored or unsponsored. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter markets.

    The fund may invest in common stocks, convertible securities, preferred stocks, bonds, notes and other debt securities of foreign issuers, and debt securities of foreign governments and their agencies. The fund will limit its purchase of debt securities to investment-grade obligations.


    Investments in foreign securities may present certain risks, including those resulting from fluctuations in currency exchange rates, future political and economic developments, clearance and settlement risk, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers.


FORWARD CURRENCY EXCHANGE CONTRACTS

    Some of the foreign securities held by the fund may be denominated in foreign currencies. Other securities, such as DRs, may be denominated in U.S. dollars, but have a value that is dependent on the performance of a foreign security, as valued in the currency of its home country. As a result, the value of the fund's portfolio may be affected by changes in the exchange rates between foreign currencies and the U.S. dollar, as well as by changes in the market values of the securities themselves. The performance of foreign currencies relative to the U.S. dollar may be a factor in the overall performance of the fund.

    To protect against adverse movements in exchange rates between currencies, the fund may, for hedging purposes only, enter into forward currency exchange contracts. A forward currency exchange contract obligates the fund to purchase or sell a specific currency at a future date at a specific price.

    The fund may elect to enter into a forward currency exchange contract with respect to a specific purchase or sale of a security, or with respect to the fund's portfolio positions generally.

    By entering into a forward currency exchange contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the fund can "lock in" an exchange rate between the trade and settlement dates for that purchase or sale. This practice is sometimes referred to as "transaction hedging." The fund may enter into transaction hedging contracts with respect to all or a substantial portion of its foreign securities trades.


    8  INFORMATION REGARDING THE FUND         AMERICAN CENTURY INVESTMENTS


    When the manager believes that a particular currency may decline in value compared to the U.S. dollar, the fund may enter into forward currency exchange contracts to sell the value of some or all of the fund's portfolio securities either denominated in, or whose value is tied to, that currency. This practice is sometimes referred to as "portfolio hedging." The fund may not enter into a portfolio hedging transaction where it would be obligated to deliver an amount of foreign currency in excess of the aggregate value of its portfolio securities or other assets denominated in, or whose value is tied to, that currency.

    The fund will make use of portfolio hedging to the extent deemed appropriate by the manager. However, it is anticipated that the fund will enter into portfolio hedges much less frequently than transaction hedges.

    If the fund enters into a forward currency exchange contract, the fund, when required, will instruct its custodian bank to segregate cash or liquid high-grade securities in a separate account in an amount sufficient to cover its obligation under the contract. Those assets will be valued at market daily, and if the value of the segregated securities declines, additional cash or securities will be added so that the value of the account is not less than the amount of the fund's commitment. At any given time, no more than 10% of the fund's assets will be committed to a segregated account in connection with portfolio hedging transactions.

    Predicting the relative future values of currencies is very difficult, and there is no assurance that any attempt to protect the fund against adverse currency movements through the use of forward currency exchange contracts will be successful. In addition, the use of forward currency exchange contracts tends to limit the potential gains that might result from a positive change in the relationships between the foreign currency and the U.S. dollar.

PORTFOLIO TURNOVER

    The portfolio turnover rate of the fund is shown in the financial information on pages 5 and 6 of this Prospectus.

    Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to the fund's objectives. The manager believes that the rate of portfolio turnover is irrelevant when it determines a change is in order to achieve those objectives and accordingly, the annual portfolio turnover rate cannot be anticipated.

    The portfolio turnover of the fund may be higher than other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost that the fund pays directly. Portfolio turnover may also affect the character of capital gains, if any, realized and distributed by the fund since short-term capital gains are taxable as ordinary income.

REPURCHASE AGREEMENTS

    The fund may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of the fund.

    A repurchase agreement occurs when, at the time the fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934) agrees to repurchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund's money is invested in the security.

    Since the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The fund's risk is the ability of the seller to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.

    The fund will limit repurchase agreement transactions to securities issued by the U.S. government, its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the fund's Board of Directors.

    The fund will invest no more than 15% of its assets in repurchase agreements maturing in more than seven days.


     PROSPECTUS                           INFORMATION REGARDING THE FUND  9



FUTURES AND OPTIONS

    The fund may invest in financial futures contracts and options thereon. A financial futures contract is an agreement to take or make delivery of a financial asset or an amount of cash, as specified in the applicable contract, at some time in the future. The value of the asset or cash to be delivered at the end of the contract period is calculated based upon the difference in value between the making of the contract and the end of the contract period of a financial index, indicator, or security underlying the futures contract.

    Rather than actually purchasing a financial asset (e.g., a long- or short-term treasury security) or all of the securities contained in a specific index (e.g., the S&P 500), the manager may choose to purchase a futures contract which reflects the value of such securities or index. For example, an S&P 500 futures contract reflects the value of the underlying companies that comprise the S&P 500 Composite Stock Price Index. If the aggregate market value of the index securities increases or decreases during the contract period of an S&P 500 futures contract, the amount of cash to be paid to the contract holder at the end of the period would correspondingly increase or decrease. As a result, the manager is able to expose to the market cash that is held by the fund to meet anticipated redemptions or for future investment opportunities. Because futures contracts generally settle more quickly than their underlying securities, the manager believes that the use of futures and options thereon allows the fund to be fully invested while maintaining the needed liquidity.

    The fund will not purchase leveraged futures. When a fund enters into a futures contract, it must make a deposit of cash or high-quality debt securities, known as "initial margin," as partial security for its performance under the contract. As the value of the contract fluctuates, a party to the contract may be required to make additional margin payments, known as "variation margin," to cover a portion of such fluctuation. A fund will also deposit in a segregated account with its custodian bank cash or high-quality debt securities in an amount equal to the fund's payment obligation under the futures contract, less any initial or variation margin. For options sold, a fund will segregate cash or high-quality debt securities equal to the value of the securities underlying the option unless the option is otherwise covered.


DERIVATIVE SECURITIES

    To the extent permitted by its investment objectives and policies, the fund may invest in securities that are commonly referred to as "derivative"
securities. Generally, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional security, asset, or market index. Certain derivative securities are more accurately described as "index/structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators ("reference indices").

    Some   "derivatives"  such  as   mortgage-related   and  other  asset-backed
securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

    There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

    The fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment since the funds may not invest in oil and gas leases or futures.

    The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

    There  are  a  range  of  risks  associated  with  derivative   investments,
including:

    * the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio manager anticipates;


   10   INFORMATION REGARDING THE FUND         AMERICAN CENTURY INVESTMENTS


    * the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;

    * the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment; and

    *    the risk that the counterparty will fail to perform its obligations.

    The Board of Directors has approved the manager's policy regarding investments in derivative securities. That policy specifies factors that must be considered in connection with a purchase of derivative securities. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made. The manager will report on fund activity in derivative securities to the Board of Directors as necessary. In addition, the Board will review the manager's policy for investments in derivative securities annually.


WHEN-ISSUED SECURITIES

    The fund may sometimes purchase new issues of securities on a when-issued basis without limit when, in the opinion of the manager, such purchases will further the investment objectives of the fund. The price of when-issued securities is established at the time the commitment to purchase is made. Delivery of and payment for these securities typically occur 15 to 45 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of such security may decline prior to delivery, which could result in a loss to the fund. A separate account for the fund consisting of cash or high-quality liquid debt securities in an amount at least equal to the when-issued commitments will be established and maintained with the custodian. No income will accrue to the fund prior to delivery.

RULE 144A SECURITIES

    The fund may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the fund's criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.

    With respect to securities eligible for resale under Rule 144A, the staff of the Securities and Exchange Commission has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. The staff also acknowledges that, while the Board retains ultimate responsibility, it may delegate this function to the manager. Accordingly, the Board has established guidelines and procedures for determining the liquidity of Rule 144A securities and has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the manager. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

    Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and the fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the fund's manager will consider appropriate remedies to minimize the effect on the fund's liquidity. The fund may not invest more than 15% of its assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of fund shares).


INVESTMENTS IN COMPANIES WITH  LIMITED OPERATING HISTORY

    The fund may invest in the securities of issuers with limited operating history. The manager considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation.

    Investments in securities of issuers with limited operating history may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating history and financial information upon which the manager may base its investment decision on behalf of the fund. In addition, financial


   PROSPECTUS                          INFORMATION REGARDING THE FUND    11


and other information regarding such issuers, when available, may be incomplete or inaccurate.

    Balanced will not invest more than 5% of its total assets in the securities of issuers with less than a three-year operating history. The manager will consider periods of capital formation, incubation, consolidation, and research and development in determining whether a particular issuer has a record of three years of continuous operation.


SHORT SALES


    The fund may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short. Such transactions allow the fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately.


    The fund may make a short sale when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code.

PERFORMANCE ADVERTISING

    From time to time, the fund may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return, average annual total return, and yield. Performance data may be quoted separately for the Advisor Class and the other classes offered by the fund.

    Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the fund's cumulative total return over the same period if the fund's performance had remained constant throughout.

    A quotation of yield reflects a fund's income over a stated period expressed as a percentage of the fund's share price.

    Yield is calculated by adding over a 30-day (or one-month) period all interest and dividend income (net of fund expenses) calculated on each day's market values, dividing this sum by the average number of fund shares outstanding during the period, and expressing the result as a percentage of the fund's share price on the last day of the 30-day (or one-month) period. The percentage is then annualized. Capital gains and losses are not included in the calculation.

    Yields are calculated according to accounting methods that are standardized in accordance with SEC rules for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, the fund's yield may not equal the income paid on your shares or the income reported in the fund's financial statements.

    The fund may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services or Donoghue's Money Fund Report) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, fund performance may be compared to well-known indices of market performance including the Standard & Poor's (S&P) 500 Index and the Dow Jones Industrial Average. Fund performance may also be compared, on a relative basis, to other funds in our fund family. This relative comparison, which may be based upon historical or expected fund performance, volatility or other fund characteristics, may be presented numerically, graphically or in text. Fund performance may also be combined or blended with other funds in our fund family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.

    All performance information advertised by the fund is historical in nature and is not intended to represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.


    12  INFORMATION REGARDING THE FUND         AMERICAN CENTURY INVESTMENTS


                HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

    The following section explains how to purchase, exchange and redeem Advisor Class shares of the fund offered by this Prospectus.

HOW TO PURCHASE AND SELL AMERICAN CENTURY FUNDS

    The Balanced Fund is available as an investment option under your employer-sponsored retirement or savings plan or through or in connection with a program, product or service offered by a financial intermediary, such as a bank, broker-dealer or insurance company. Since all records of your share ownership are maintained by your plan sponsor, plan recordkeeper, or other financial intermediary, all orders to purchase, exchange and redeem shares must be made through your employer or other financial intermediary, as applicable.

    If you are purchasing through a retirement or savings plan, the administrator of your plan or your employee benefits office can provide you with information on how to participate in your plan and how to select American Century funds as an investment option.

    If you are purchasing through a financial intermediary, you should contact your service representative at the financial intermediary for information about how to select American Century funds.

    If you have questions about the fund, see "Investment Policies of the Fund," page 7, or call an Institutional Service Representative at 1-800-345-3533.

    Orders to purchase shares are effective on the day we receive payment. See "When Share Price is Determined," page 15.

    We may discontinue offering shares generally in the fund (including any class of shares of the fund) or in any particular state without notice to shareholders.


    To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If you would like additional copies of financial reports and prospectuses or separate mailing of account statements, please call us.


HOW TO EXCHANGE FROM ONE AMERICAN CENTURY FUND TO ANOTHER

    Your plan or program may permit you to exchange your investment in the shares of the fund for shares of another fund in our family. See your plan administrator, employee benefits office or financial intermediary for details on the rules in your plan governing exchanges.

    Exchanges are made at the respective net asset values, next computed after receipt of the exchange instruction by us. If in any 90-day period, the total of the exchanges and redemptions from the account of any one plan participant or financial intermediary client exceeds the lesser of $250,000 or 1% of a fund's assets, further exchanges may be subject to special requirements to comply with our policy on large equity fund redemptions. See "Special Requirements for Large Redemptions," this page.

HOW TO REDEEM SHARES

    Subject to any restrictions imposed by your employer's plan or financial intermediary's program, you can sell ("redeem") your shares through the plan or financial intermediary at their net asset value. Your plan administrator, trustee, or financial intermediary or other designated person must provide us with redemption instructions. The shares will be redeemed at the net asset value next computed after receipt of the instructions in good order. See "When Share Price Is Determined," page 15. If you have any questions about how to redeem, contact your plan administrator, employee benefits office, or service representative at your financial intermediary, as applicable.

SPECIAL REQUIREMENTS FOR LARGE REDEMPTIONS

    We have elected to be governed by Rule18f-1 under the Investment Company Act, which obligates the fund to redeem shares in cash, with respect to any


     PROSPECTUS          HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS    13


one participant account during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the fund. Although redemptions in excess of this limitation will also normally be paid in cash, we reserve the right to honor these redemptions by making payment in whole or in part in readily marketable securities (a "redemption-in-kind"). If payment is made in securities, the securities will be selected by the fund, will be valued in the same manner as they are in computing the fund's net asset value and will be provided to the redeeming plan participant or financial intermediary in lieu of cash without prior notice.

    If you expect to make a large redemption and would like to avoid any possibility of being paid in securities, you may do so by providing us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. Receipt of your instruction 15 days prior to the transaction provides the fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimizes the effect of the redemption on the fund and its remaining shareholders.

    Despite its right to redeem fund shares through a redemption-in-kind, we do not expect to exercise this option unless the fund has an unusually low level of cash to meet redemptions and/or is experiencing unusually strong demands for its cash. Such a demand might be caused, for example, by extreme market conditions that result in an abnormally high level of redemption requests concentrated in a short period of time. Absent these or similar circumstances, we expect redemptions in excess of $250,000 to be paid in cash in any fund with assets of more than $50 million if total redemptions from any one account in any 90-day period do not exceed one-half of 1% of the total assets of the fund.

TELEPHONE SERVICES

INVESTORS LINE

    To request information about our funds and a current prospectus, or get answers to any questions that you may have about the funds and the services we offer, call an Institutional Service Representative at 1-800-345-3533.


14 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


                    ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE

WHEN SHARE PRICE IS DETERMINED

    The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of the fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds, except funds issued by the American Century Target Maturities Trust, net asset value is determined as of the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. The net asset values for the Target Maturities funds are determined one hour prior to the close of the Exchange.


    Investments and requests to redeem or exchange shares will receive the share price next determined after receipt by us of the investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares of a fund received by us or one of our agents or designees before the time as of which the net asset value of the fund is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined as of, the next day the Exchange is open.


    Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before time as of which the net asset value of the fund is determined.

    It is the responsibility of your plan recordkeeper or financial intermediary to transmit your purchase, exchange and redemption requests to the fund's transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the fund's procedures or any contractual arrangements with the fund or the fund's distributor in order for you to receive that day's price.


    We have contractual relationships with certain financial intermediaries in which such intermediaries represent that they have systems to track the time at which investment orders are received and to segregate orders received at different times. Based on these representations, the fund has authorized such intermediaries and their designees to accept purchase and redemption orders on the fund's behalf up to the applicable cut-off time. The fund will be deemed to have received such orders upon acceptance by the duly authorized intermediary, and such orders will be priced at the fund's net asset value next determined after acceptance on the fund's behalf by such intermediary.


HOW SHARE PRICE IS DETERMINED

    The valuation of assets for determining net asset value may be summarized as follows:

    The portfolio securities of the fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

    The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the New York


    PROSPECTUS ADDITIONAL                INFORMATION YOU SHOULD KNOW    15


Stock Exchange, if that is earlier. That value is then exchanged to dollars at the prevailing foreign exchange rate.

    Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the New York Stock Exchange is open. If an event were to occur after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, then that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    Trading of these securities in foreign markets may not take place on every New York Stock Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the New York Stock Exchange is not open and on which the fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of the fund's portfolio may be affected on days when shares of the fund may not be purchased or redeemed.

WHERE TO FIND INFORMATION ABOUT SHARE PRICE

    The net asset value of the Investor Class of the fund is published in leading newspapers daily. Because the total expense ratio for the Advisor Class shares is 0.25% higher than the Investor Class, their net asset values will be lower than the Investor Class. The net asset value of the Advisor Class may be obtained by calling us.

DISTRIBUTIONS

    Distributions from net investment income are declared and paid quarterly. Distributions from net realized securities gains, if any, are declared and paid once a year, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the Investment Company Act.


    Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders investing through taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distribution made shortly after a purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares held in certain IRAs and 403(b) plans paid in cash only if you are at least 59-1/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date.


    A distribution on shares of the fund does not increase the value of your shares or your total return. At any given time the value of your shares includes the undistributed net gains, if any, realized by the fund on the sale of portfolio securities, and undistributed dividends and interest received, less fund expenses.

    Because such gains and dividends are included in the value of your shares, when they are distributed, the value of your shares is reduced by the amount of the distribution. If you buy your shares through a taxable account just before the distribution, you will pay the full price for your shares, and then receive a portion of the purchase price back as a taxable distribution. See "Taxes," this page.

TAXES

    The fund has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders it pays no income tax.

TAX-DEFERRED ACCOUNTS

    If fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan, income and capital gains distributions paid by the fund will generally not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis.

    Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals or distributions from the plan.


   16 ADDITIONAL INFORMATION YOU SHOULD KNOW   AMERICAN CENTURY INVESTMENTS


TAXABLE ACCOUNTS


    If fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income. The dividends from net income may qualify for the 70% dividends received deduction for corporations to the extent that the fund held shares receiving the dividend for more than 45 days. Distributions from gains on assets held greater than 12 months but no more than 18 months (28% rate gain) and/or assets held greater than 18 months (20% rate gain) are taxable as long-term gains regardless of the length of time you have held the shares. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain (28% or 20% rate gain) to you with respect to such shares.


    Dividends and interest received by the fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Foreign countries generally do not impose taxes on capital gains in respect of investments by non-resident investors. The foreign taxes paid by the fund will reduce its dividends.


    If more than 50% of the value of the fund's total assets at the end of each quarter of its fiscal year consists of securities of foreign corporations, the fund may qualify for and make an election with the Internal Revenue Service with respect to such fiscal year so that fund shareholders may be able to claim a foreign tax credit in lieu of a deduction for foreign income taxes paid by the fund. If such an election is made, the foreign taxes paid by the fund will be treated as income received by you. In order for the shareholder to utilize the foreign tax credit, the mutual fund shares must have been held for 16 days or more during the 30-day period, beginning 15 days prior to the ex-dividend date for the mutual fund shares. The mutual fund must meet a similar holding period requirement with respect to foreign securities to which a dividend is attributable. Any portion of the foreign tax credit which is ineligible as a result of the fund not meeting the holding period requirement will be separately disclosed and may be eligible as an itemized deduction.

    If the fund purchases the securities of certain foreign investment funds or trusts called passive foreign investment companies (PFIC), capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long the fund holds its investment. The fund may also be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. In the alternative, the fund may elect to recognize cumulative gains on such investments as of the last day of its fiscal year and distribute it to shareholders. Any distribution attributable to a PFIC is characterized as ordinary income.

    Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) will not have increased. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains (28% and/or 20% rate gain).

    In January of the year following the distribution, if you own shares in a taxable account, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes.


    Distributions may also be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

    If you have not complied with certain provisions of the Internal Revenue Code, either we or your


    PROSPECTUS                ADDITIONAL INFORMATION YOU SHOULD KNOW    17


financial intermediary is required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed, and is not refundable.


    Redemption of shares of the fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders will generally recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be considered long-term subject to tax at a maximum rate of 28% (28% rate gain/loss) if shareholders have held such shares for a period of more than 12 months but no more than 18 months and long-term subject to tax at a maximum rate of 20%, minimum of 10% (20% rate gain/loss) if shareholders have held such shares for a period of more than 18 months. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.


MANAGEMENT

INVESTMENT MANAGEMENT

    Under the laws of the State of Maryland, the Board of Directors is responsible for managing the business and affairs of the fund. Acting pursuant to an investment advisory agreement entered into with the fund, American Century Investment Management, Inc. serves as the investment manager of the fund. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.


    The manager supervises and manages the investment portfolio of the fund and directs the purchase and sale of its investment securities. It utilizes a team of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the portfolio as it deems appropriate in pursuit of the fund's investment objectives. Individual portfolio manager members of the team may also adjust portfolio holdings of the fund as necessary between team meetings.

    The portfolio manager members of the team managing Balanced and their work experience for the last five years are as follows:


    JAMES E. STOWERS III, Chief Executive Officer and Portfolio Manager, joined American Century in 1981. He is a member of the team that manages the equity portion of Balanced.


    BRUCE A. WIMBERLY, Portfolio Manager, joined American Century in September 1994 as an Investment Analyst, a position he held until July 1996. At that time he was promoted to Portfolio Manager. Prior to joining American Century, Mr. Wimberly attended Kellogg Graduate School of Management, Northwestern University from August 1992 to August 1994, where he obtained his MBA degree. He is a member of the team that manages the equity portion of Balanced.


    JOHN R. SYKORA, Portfolio Manager, joined American Century in May 1994 as an Investment Analyst, a position he held until August 1997. At that time he was promoted to Portfolio Manager. Prior to joining American Century, Mr. Sykora served as a Financial Analyst for Business Men's Assurance Company of America, Kansas City, Missouri, from August 1993 to April 1994. Prior to that Mr. Sykora attended Michigan State University where he obtained his MBA degree. He is a member of the team that manages the equity portion of Balanced.


    NORMAN E. HOOPS, Senior Vice President and Portfolio Manager, joined American Century as Vice President and Portfolio Manager in November 1989.


   18  ADDITIONAL INFORMATION YOU SHOULD KNOW     AMERICAN CENTURY INVESTMENTS


In April 1993, he became Senior Vice President. He is a member of the team that manages the fixed income portion of Balanced.

    JEFFREY L. HOUSTON, Portfolio Manager, has worked for American Century since November 1990. He is a member of the team that manages the fixed income portion of Balanced.

    The activities of the manager are subject only to directions of the fund's Board of Directors. The manager pays all the expenses of the fund except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.

    For the services provided to the Advisor Class of the fund, the manager receives an annual fee of 0.75% of the average net assets of the fund.

    On the first business day of each month, the fund pays a management fee to the manager for the previous month at the rate specified. The fee for the previous month is calculated by multiplying the applicable fee for the fund by the aggregate average daily closing value of the series' net assets during the previous month, and further multiplying that product by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

CODE OF ETHICS

    The fund and the manager have adopted a Code of Ethics that restricts personal investing practices by employees of the manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the fund's portfolio obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of fund shareholders come before the interests of the people who manage those funds.

TRANSFER AND ADMINISTRATIVE SERVICES

    American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend-paying agent for the fund. It provides facilities, equipment and personnel to the fund, and is paid for such services by the manager.

    From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the manager

    The manager and the transfer agent are both wholly-owned by American Century Companies, Inc. James E. Stowers Jr., Chairman of the fund's Board of Directors, controls American Century Companies by virtue of his ownership of a majority of its common stock.

    Pursuant  to  a  Sub-Administration   Agreement  with  the  manager,   Funds
Distributor, Inc. (FDI) serves as the Co-Administrator for the fund. FDI is responsible for (i) providing certain officers of the fund and (ii) reviewing and filing marketing and sales literature on behalf of the fund. The fees and expenses of FDI are paid by the manager out of its unified fee.

 DISTRIBUTION OF FUND SHARES


    The funds' shares are distributed by FDI, a registered broker-dealer. FDI is a wholly-owned indirect subsidiary of Boston Institutional Group, Inc. FDI's principal business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

    Investors may open accounts with American Century only through the distributor. All purchase transactions in the funds offered by this Prospectus are processed by the transfer agent, which is authorized to accept any instructions relating to fund accounts. All purchase orders must be accepted by the distributor. All fees and expenses of FDI in acting as distributor for the funds are paid by the manager.


SERVICE AND DISTRIBUTION FEES

    Rule 12b-1 adopted by the Securities and Exchange Commission ("SEC") under the Investment Company Act permits investment companies that adopt a written plan to pay certain expenses associated with the distribution of their shares. Pursuant to that rule, the fund's Board of


    PROSPECTUS                    ADDITIONAL INFORMATION YOU SHOULD KNOW   19



Directors and the initial shareholder of the fund's Advisor Class shares have approved and adopted a Master Distribution and Shareholder Services Plan (the "Plan"). Pursuant to the Plan, the fund pays a shareholder services fee and a distribution fee, each equal to 0.25% (for a total of 0.50%) per annum of the average daily net assets of the shares of the fund's Advisor Class. The shareholder services fee is paid for the purpose of paying the costs of securing certain shareholder and administrative services, and the distribution fee is paid for the purpose of paying the costs of providing various distribution services. All or a portion of such fees are paid by the manager, as paying agent for the fund, to the banks, broker-dealers, insurance companies or other financial intermediaries through which such shares are made available.


    The Plan has been adopted and will be administered in accordance with the requirements of Rule 12b-1 under the Investment Company Act. For additional information about the Plan and its terms, see "Master Distribution and Shareholder Services Plan" in the Statement of Additional Information. Fees paid pursuant to the Plan may be paid for shareholder services and the maintenance of accounts and therefore may constitute "service fees" for purposes of applicable rules of the National Association of Securities Dealers.

 FURTHER INFORMATION ABOUT AMERICAN CENTURY

    American Century Mutual Funds, Inc., the issuer of the fund, was organized as a Maryland corporation on July 2, 1990. The corporation commenced operations on February 28, 1991, the date it merged with Twentieth Century Investors, Inc., a Delaware corporation which had been in business since October 1958. Pursuant to the terms of the Agreement and Plan of Merger dated July 27, 1990, the Maryland corporation was the surviving entity and continued the business of the Delaware corporation with the same officers and directors, the same shareholders and the same investment objectives, policies and restrictions.

    The principal office of the fund is American Century Tower, 4500 Main Street, P.O. Box 419385, Kansas City, Missouri 64141-6385. All inquiries may be made by mail to that address, or by telephone to 1-800-345-3533 (international calls: 816-531-5575).


    American Century Mutual Funds, Inc. issues 13 series of $.01 par value shares. Each series is commonly referred to as a fund. The assets belonging to each series of shares are held separately by the custodian.


    American Century offers four classes of the fund: an Investor Class, an Institutional Class, a Service Class, and the Advisor Class. The shares offered by this Prospectus are Advisor Class shares.

    The Investor Class is primarily made available to retail investors. The Institutional Class and Service Class are primarily offered to institutional investors or through institutional distribution channels, such as employer-sponsored retirement plans or through banks, broker-dealers, insurance companies or other financial intermediaries. The other classes have different fees, expenses, and/or minimum investment requirements than the Advisor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. For additional information concerning the Investor Class of shares, call one of our Investor Services Representatives at 1-800-345-2021. For information concerning the Institutional or Service classes of shares, call an Institutional Service Representative at 1-800-345-3533 or contact a sales representative or financial intermediary who offers those classes of shares.


    Except as described below, all classes of shares of the fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various classes are (a) each class may be subject to different expenses specific to that class, (b) each class has a different identifying designation or name, (c) each class has exclusive voting rights with respect to matters solely affecting such class, (d) each class may have different exchange privileges, and (e) the Institutional Class may provide for automatic conversion from that class into shares of the Investor Class of the fund.


    Each share, irrespective of series or class, is


   20 ADDITIONAL INFORMATION YOU SHOULD KNOW    AMERICAN CENTURY INVESTMENTS


entitled to one vote for each dollar of net asset value applicable to such share on all questions, except for those matters which must be voted on separately by the series or class of shares affected. Matters affecting only one series or class are voted upon only by that series or class.

    Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of directors can elect all of the directors if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Directors.

    Unless required by the Investment Company Act, it will not be necessary for the fund to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of directors or the appointment of auditors. However, pursuant to the fund's by-laws, the holders of shares representing at least 10% of the votes entitled to be cast may request the fund to hold a special meeting of shareholders. We will assist in the communication with other shareholders.

    WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.


     PROSPECTUS                   ADDITIONAL INFORMATION YOU SHOULD KNOW  21


P.O. BOX 419385
KANSAS CITY, MISSOURI
64141-6385

INSTITUTIONAL SERVICES:
1-800-345-3533 OR 816-531-5575

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-345-1833 OR 816-444-3038

FAX: 816-340-4655


WWW.AMERICANCENTURY.COM


                            [american century logo]
                                    American
                                Century(reg.sm)

9803
SH-BKT-11415

                                   PROSPECTUS

                            [american century logo]
                                    American
                                Century(reg.sm)


                                 MARCH 1, 1998


                                   AMERICAN

                                    CENTURY

                                     GROUP

                                   Balanced

INSTITUTIONAL CLASS

                         AMERICAN CENTURY INVESTMENTS

                                FAMILY OF FUNDS

    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                        AMERICAN CENTURY INVESTMENTS
-------------------------------------------------------------------------------
        Benham                American Century       Twentieth Century(reg. tm)
     Group(reg. tm)                 Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
                                  Balanced



                                  PROSPECTUS
                                 MARCH 1, 1998


                                   Balanced
                              INSTITUTIONAL CLASS

                      AMERICAN CENTURY MUTUAL FUNDS, INC.

    American Century Mutual Funds, Inc. is a part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. One of the funds that seeks capital growth and current income is described in this Prospectus. Its investment objective is listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.

    The fund's shares offered in this Prospectus (the Institutional Class) are sold at their net asset value with no sales charges or commissions.

    The Institutional Class shares are made available for purchase by large institutional shareholders, such as bank trust departments, corporations, endowments, foundations and financial advisors that meet the fund's minimum investment requirement. Institutional Class shares are not available for purchase by insurance companies or participant-directed employer-sponsored retirement plans.


    This Prospectus gives you information about the fund that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated March 1, 1998, and filed with the Securities and Exchange Commission. It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:

                          AMERICAN CENTURY INVESTMENTS
                       4500 Main Street * P.O. Box 419385
               Kansas City, Missouri 64141-6385 * 1-800-345-3533
                       International calls: 816-531-5575
                     Telecommunications Device for the Deaf:
                   1-800-345-1833 * In Missouri: 816-444-3038
                       Internet: www.americancentury.com


    Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


     PROSPECTUS                                                             1


                       INVESTMENT OBJECTIVE OF THE FUND

 AMERICAN CENTURY BALANCED FUND

    The Balanced fund seeks capital growth and current income. It is management's intention to maintain approximately 60% of the fund's assets in common stocks that are considered by management to have better-than-average prospects for appreciation and the remainder in bonds and other fixed income securities.

  There is no assurance that the fund will achieve its investment objective.

NO PERSON IS AUTHORIZED BY THE FUND TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUND, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


   2     INVESTMENT OBJECTIVE                   AMERICAN CENTURY INVESTMENTS

                               TABLE OF CONTENTS

Investment Objective of the Fund ............................................  2
Transaction and Operating Expense Table .....................................  4
Performance Information of Other Class ......................................  5


INFORMATION REGARDING THE FUND
Investment Policies of the Fund .............................................  6
   Investment Approach ......................................................  6
   Equity Investments .......................................................  6
   Fixed Income Investments .................................................  6
Other Investment Practices, Their Characteristics and Risks .................  7
   Foreign Securities .......................................................  7
   Forward Currency Exchange Contracts ......................................  7
   Portfolio Turnover .......................................................  8
   Repurchase Agreements ....................................................  8
   Futures and Options ......................................................  9
   Derivative Securities ....................................................  9
   When-Issued Securities ................................................... 10
   Rule 144A Securities ..................................................... 10
      Investments in Companies with
           Limited Operating History ........................................ 10
      Short Sales ........................................................... 11
 Performance Advertising .................................................... 11


HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS
American Century Investments ................................................ 12
Investing in American Century ............................................... 12
How to Open an Account ...................................................... 12
           By Mail .......................................................... 12
           By Wire .......................................................... 12
           By Exchange ...................................................... 12
           In Person ........................................................ 13
      Subsequent Investments ................................................ 13
           By Mail .......................................................... 13
           By Telephone ..................................................... 13
           By Wire .......................................................... 13
           In Person ........................................................ 13
      Automatic Investment Plan ............................................. 13
Minimum Investment .......................................................... 13
How to Exchange from One Account to Another ................................. 13
          By Mail ........................................................... 14
          By Telephone ...................................................... 14
How to Redeem Shares ........................................................ 14
          By Mail ........................................................... 14
          By Telephone ...................................................... 14
          By Check-A-Month .................................................. 14
          Other Automatic Redemptions ....................................... 14
     Redemption Proceeds .................................................... 14
          By Check .......................................................... 14
          By Wire and ACH ................................................... 14
     Special Requirements for Large Redemptions ............................. 14
Signature Guarantee ......................................................... 15
Special Shareholder Services ................................................ 15
          Open Order Service ................................................ 15
          Tax-Qualified Retirement Plans .................................... 16
Important Policies Regarding Your Investments ............................... 16
Reports to Shareholders ..................................................... 17
Customers of Banks, Broker-Dealers
and Other Financial Intermediaries .......................................... 17

ADDITIONAL INFORMATION YOU SHOULD KNOW
Share Price ................................................................. 18
   When Share Price Is Determined ........................................... 18
   How Share Price Is Determined ............................................ 18
   Where to Find Information About Share Price .............................. 19
Distributions ............................................................... 19
Taxes ....................................................................... 19
   Tax-Deferred Accounts .................................................... 19
   Taxable Accounts ......................................................... 20
Management .................................................................. 21
   Investment Management .................................................... 21
   Code of Ethics ........................................................... 22
   Transfer and Administrative Services ..................................... 22
Distribution of Fund Shares ................................................. 22
Further Information About American Century .................................. 23


   PROSPECTUS                                        TABLE OF CONTENTS    3


                   TRANSACTION AND OPERATING EXPENSE TABLE

                                                                     Balanced
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed on Purchases ...............................  none
Maximum Sales Load Imposed on Reinvested Dividends ....................  none
Deferred Sales Load ...................................................  none
Redemption Fee ........................................................  none
Exchange Fee ..........................................................  none

ANNUAL FUND OPERATING EXPENSES (as a percentage of net assets):
Management Fees ....................................................... 0.80%
12b-1 Fees ............................................................  none
Other Expenses(1) ..................................................... 0.00%
Total Fund Operating Expenses ......................................... 0.80%

EXAMPLE:
You would pay the following expenses on a                    1 year      $  8
$1,000 investment, assuming a 5% annual return and           3 years       26
redemption at the end of each time period:                   5 years       44
                                                            10 years       99

(1)OTHER EXPENSES,  WHICH INCLUDE THE FEES AND EXPENSES (INCLUDING LEGAL COUNSEL
   FEES) OF THOSE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" AS DEFINED IN THE INVESTMENT COMPANY ACT, WERE LESS THAN 0.01% OF 1% OF AVERAGE NET ASSETS FOR THE MOST RECENT FISCAL YEAR.

    The purpose of this table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of Balanced offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations.

    NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The shares offered by this Prospectus are Institutional Class shares. The fund offers three other classes of shares, one of which is primarily made available to retail investors and two that are primarily made available to institutional investors. The other classes have different fee structures than the Institutional Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. A difference in fees will result in different performance for those classes. For additional information about the various classes, see "FURTHER INFORMATION ABOUT AMERICAN CENTURY," page 23.


  4   TRANSACTION AND OPERATING EXPENSE TABLE     AMERICAN CENTURY INVESTMENTS


                    PERFORMANCE INFORMATION OF OTHER CLASS

                                   BALANCED

  The Institutional Class of the fund was established September 3, 1996, however no shares have been issued prior the the fund's fiscal year end. The financial information in this table regarding selected per share data for the fund reflects the performance of the fund's Investor Class of shares, which has a total expense ratio that is 0.20% higher than the Institutional Class. Had the Institutional Class been in existence for the time periods presented, the fund's performance information would be higher as a result of the lower expenses.

  The Financial Highlights for the fiscal year ended October 31, 1997, have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available without charge upon request.
The Financial Highlights for the fiscal years ended on or before October 31, 1996, have been audited by other independent auditors whose report thereon is incorporated by reference into the Statement of Additional Information. The information presented is for a share outstanding throughout the years ended
October 31, except as noted.

                                    1997      1996      1995      1994      1993      1992      1991      1990      1989     1988(1)

 PER-SHARE DATA

Net Asset Value,
Beginning of Period .............  $18.55    $17.70    $15.94    $16.52    $14.89    $15.11    $10.89    $11.84    $10.13    $10.22
                                  -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Income From Investment Operations

  Net Investment Income ......... 0.40(2)   0.44(2)   0.48(2)     0.42      0.38      0.33      0.38      0.41      0.37      0.01

  Net Realized and
  Unrealized Gain (Loss)
  on Investment Transactions ....    2.41     1.88     2.03      (0.58)     1.62     (0.23)     4.22     (0.62)     1.71     (0.10)
                                  -------   -------   -------   -------   -------   -------   -------   -------   -------   -------


  Total From Investment
  Operations ....................   2.81      2.32     2.51      (0.16)     2.00      0.10      4.60     (0.21)     2.08     (0.09)
                                  -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Distributions

  From Net Investment Income ....  (0.43)    (0.46)    (0.48)    (0.42)    (0.37)    (0.32)    (0.38)    (0.42)    (0.37)     --

  From Net Realized Gains
  on Investment Transactions ....  (1.38)    (1.01)    (0.27)     --         --       --        --       (0.32)      --       --
                                  -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

  Total Distributions ...........  (1.81)    (1.47)    (0.75)    (0.42)    (0.37)    (0.32)    (0.38)    (0.74)    (0.37)     --
                                  -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

Net Asset Value,
End of Period ...................  $19.55    $18.55    $17.70    $15.94    $16.52    $14.89    $15.11    $10.89    $11.84    $10.13
                                  =======   =======   =======   =======   =======   =======   =======   =======   =======   =======

  Total Return(3) ...............  16.34%    14.04%    16.36%   (0.93)%    13.64%     0.63%    42.92%   (2.10)%    20.94%   (0.88)%

 RATIOS/SUPPLEMENTAL DATA
  Ratio of Operating Expenses to
  Average Net Assets ............   1.00%    0.99%      0.98%     1.00%     1.00%     1.00%     1.00%     1.00%    1.00%    1.00%(4)

  Income to Average Net Assets ..   2.15%     2.5%       2.9%      2.7%      2.4%      2.4%      3.1%      3.8%     4.2%     4.4%(4)

  Portfolio Turnover Rate .......    110%     130%        85%       94%       95%      100%      116%      104%     171%      99%(4)

  Average Commission Paid per
  Share of Equity
  Security Traded ............... $0.0371  $0.0400    $0.0390      --(5)     --(5)     --(5)     --(5)     --(5)     --(5)     --(5)

  Net Assets, End of
  Period (in millions) ..........   $926      $879      $816      $704      $706      $654      $255       $66       $30        $3

(1)  OCTOBER 20, 1988 (INCEPTION) THROUGH OCTOBER 31, 1988.

(2)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

(3)  TOTAL  RETURN   ASSUMES   REINVESTMENT   OF  DIVIDENDS  AND  CAPITAL  GAINS
     DISTRIBUTIONS, IF ANY. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(4)  ANNUALIZED.

(5) DISCLOSURE OF AVERAGE COMMISSION PAID PER SHARE OF EQUITY SECURITY TRADED WAS NOT REQUIRED PRIOR TO THE YEAR ENDED OCTOBER 31, 1995.


   PROSPECTUS                   PERFORMANCE INFORMATION OF OTHER CLASS      5


                        INFORMATION REGARDING THE FUND

 INVESTMENT POLICIES OF THE FUND

    The fund has adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objective of the fund identified on page 2 of this Prospectus, and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The fund has implemented additional investment policies and practices to guide its activities in the pursuit of its investment objective. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

INVESTMENT APPROACH

    The manager intends to invest approximately 60% of the fund's assets in equity securities, while the remainder will be invested in bonds and other fixed income securities. A description of the investment style for each class of investment follows.

EQUITY INVESTMENTS

    With the equity portion of the Balanced portfolio, the manager seeks capital growth by investing in securities, primarily common stocks, that meet certain fundamental and technical standards of selection (relating primarily to earnings and revenues acceleration) and have, in the opinion of the manager, better-than-average potential for appreciation. So long as a sufficient number of such securities are available, the manager intends to keep the equity portion of Balanced fully invested in these securities regardless of the movement of stock prices generally. The fund may purchase securities only of companies that have a record of at least three years continuous operation.

    The manager selects, for the equity portion of the portfolio, securities of companies whose earnings and revenue trends meet management's standards of selection. The size of the companies in which a fund invests tends to give it its own characteristics of volatility and risk. These differences come about because developments such as new or improved products or methods, which would be relatively insignificant to a large company, may have a substantial impact on the earnings and revenues of a small company and create a greater demand and a higher value for its shares. However, a new product failure which could readily be absorbed by a large company can cause a rapid decline in the value of the shares of a smaller company. Hence, it could be expected that the volatility of the fund will be impacted by the size of companies in which it invests.

FIXED INCOME INVESTMENTS


    The manager intends to maintain approximately 40% of the fund's assets in fixed income securities with a minimum of 25% of the fund's assets in fixed income senior securities. The fixed income securities in the fund will be chosen based on their level of income production and price stability. The fund may invest in a diversified portfolio of debt and other fixed-rate securities payable in United States currency. These may include obligations of the U.S. government, its agencies and instrumentalities; corporate securities (bonds, notes, preferreds and convertible issues), and sovereign government, municipal, mortgage-backed and other asset-backed securities.


    There are no maturity restrictions on the fixed income securities in which the fund invests. Under normal market conditions the weighted average portfolio maturity for the fixed income portfolio will be in the three- to 10-year range. The manager will actively manage the portfolio, adjusting the weighted average portfolio maturity in response to expected changes in interest rates. During periods of rising interest rates, a shorter weighted average maturity may be adopted in order to reduce the effect of bond price declines on the fund's net asset value. When interest rates are falling and bond prices rising, a longer weighted average portfolio maturity may be adopted.

    It is the manager's intention to invest the fund's fixed income holdings in high-grade securities. At least 80% of fixed income assets will be invested in securities which at the time of purchase are rated


   6     INFORMATION REGARDING THE FUND        AMERICAN CENTURY INVESTMENTS


within the three highest categories by a nationally recognized statistical rating organization [at least A by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Corp. (S&P)].

    The remaining portion of the fixed income assets may be invested in issues in the fourth highest category (Baa by Moody's or BBB by S&P), or, if not rated, are of equivalent investment quality as determined by the manager and which, in the opinion of the manager, can contribute meaningfully to the fund's results without compromising its objectives. Such issues might include a lower-rated issue where research suggests the likelihood of a rating increase; or a convertible issue of a company deemed attractive by the equity management team. According to Moody's, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P's belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions or changing circumstances. See "AN EXPLANATION OF FIXED INCOME SECURITIES RATINGS" in the Statement of Additional Information.

OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS AND RISKS

    For additional information, see "ADDITIONAL INVESTMENT RESTRICTIONS" in the Statement of Additional Information.

FOREIGN SECURITIES

    The fund may invest an unlimited amount of its assets in the securities of foreign issuers, primarily from developed markets, when these securities meet its standards of selection. The fund may make such investments either directly in foreign securities, or by purchasing Depositary Receipts ("DRs") for foreign securities. DRs are securities listed on exchanges or quoted in the over-the-counter market in one country but represent the shares of issuers domiciled in other countries. DRs may be sponsored or unsponsored. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter markets.

    The fund may invest in common stocks, convertible securities, preferred stocks, bonds, notes and other debt securities of foreign issuers, and debt securities of foreign governments and their agencies. The fund will limit its purchase of debt securities to investment-grade obligations.


    Investments in foreign securities may present certain risks, including those resulting from fluctuations in currency exchange rates, future political and economic developments, clearance and settlement risk, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers.


FORWARD CURRENCY EXCHANGE CONTRACTS

    Some of the foreign securities held by the fund may be denominated in foreign currencies. Other securities, such as DRs, may be denominated in U.S. dollars, but have a value that is dependent on the performance of a foreign security, as valued in the currency of its home country. As a result, the value of the fund's portfolio may be affected by changes in the exchange rates between foreign currencies and the U.S. dollar, as well as by changes in the market values of the securities themselves. The performance of foreign currencies relative to the U.S. dollar may be a factor in the overall performance of the fund.

    To protect against adverse movements in exchange rates between currencies, the fund may, for hedging purposes only, enter into forward currency exchange contracts. A forward currency exchange contract obligates the fund to purchase or sell a specific currency at a future date at a specific price.

    The fund may elect to enter into a forward currency exchange contract with respect to a specific purchase or sale of a security, or with respect to the fund's portfolio positions generally.

    By entering into a forward currency exchange contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the fund can "lock in" an exchange rate between the trade and settlement dates for that purchase or sale. This practice is sometimes referred to as "transaction hedging." The fund may enter into transaction hedging contracts with respect to all or a substantial portion of its foreign securities trades.


     PROSPECTUS                           INFORMATION REGARDING THE FUND      7


    When the manager believes that a particular currency may decline in value compared to the U.S. dollar, the fund may enter into forward currency exchange contracts to sell the value of some or all of the fund's portfolio securities either denominated in, or whose value is tied to, that currency. This practice is sometimes referred to as "portfolio hedging." The fund may not enter into a portfolio hedging transaction where it would be obligated to deliver an amount of foreign currency in excess of the aggregate value of its portfolio securities or other assets denominated in, or whose value is tied to, that currency.

    The fund will make use of portfolio hedging to the extent deemed appropriate by the manager. However, it is anticipated that the fund will enter into portfolio hedges much less frequently than transaction hedges.

    If the fund enters into a forward currency exchange contract, the fund, when required, will instruct its custodian bank to segregate cash or liquid high-grade securities in a separate account in an amount sufficient to cover its obligation under the contract. Those assets will be valued at market daily, and if the value of the segregated securities declines, additional cash or securities will be added so that the value of the account is not less than the amount of the fund's commitment. At any given time, no more than 10% of the fund's assets will be committed to a segregated account in connection with portfolio hedging transactions.

    Predicting the relative future values of currencies is very difficult, and there is no assurance that any attempt to protect the fund against adverse currency movements through the use of forward currency exchange contracts will be successful. In addition, the use of forward currency exchange contracts tends to limit the potential gains that might result from a positive change in the relationships between the foreign currency and the U.S. dollar.

PORTFOLIO TURNOVER

    The portfolio turnover rate of the fund is shown in the financial information on page 5 of this Prospectus.

    Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to the fund's objectives. The manager believes that the rate of portfolio turnover is irrelevant when it determines a change is in order to achieve those objectives and, accordingly, the annual portfolio turnover rate cannot be anticipated.

    The portfolio turnover of the fund may be higher than other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost that the fund pays directly. Portfolio turnover may also affect the character of capital gains, if any, realized and distributed by the fund since short-term capital gains are taxable as ordinary income.

REPURCHASE AGREEMENTS

    The fund may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of the fund.

    A repurchase agreement occurs when, at the time the fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934) agrees to repurchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund's money is invested in the security.

    Since the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The fund's risk is the ability of the seller to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.

    The fund will limit repurchase agreement transactions to securities issued by the U.S. government, its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the fund's Board of Directors.

    The fund will invest no more than 15% of its assets in repurchase agreements maturing in more than seven days.


  8    INFORMATION REGARDING THE FUND           AMERICAN CENTURY INVESTMENTS



FUTURES AND OPTIONS

    The fund may invest in financial futures contracts and options thereon. A financial futures contract is an agreement to take or make delivery of a financial asset or an amount of cash, as specified in the applicable contract, at some time in the future. The value of the asset or cash to be delivered at the end of the contract period is calculated based upon the difference in value between the making of the contract and the end of the contract period of a financial index, indicator, or security underlying the futures contract.

    Rather than actually purchasing a financial asset (e.g., a long- or short-term treasury security) or all of the securities contained in a specific index (e.g., the S&P 500), the manager may choose to purchase a futures contract which reflects the value of such securities or index. For example, an S&P 500 futures contract reflects the value of the underlying companies that comprise the S&P 500 Composite Stock Price Index. If the aggregate market value of the index securities increases or decreases during the contract period of an S&P 500 futures contract, the amount of cash to be paid to the contract holder at the end of the period would correspondingly increase or decrease. As a result, the manager is able to expose to the market cash that is held by the fund to meet anticipated redemptions or for future investment opportunities. Because futures contracts generally settle more quickly than their underlying securities, the manager believes that the use of futures and options thereon allows the fund to be fully invested while maintaining the needed liquidity.

    The fund will not purchase leveraged futures. When a fund enters into a futures contract, it must make a deposit of cash or high-quality debt securities, known as "initial margin," as partial security for its performance under the contract. As the value of the contract fluctuates, a party to the contract may be required to make additional margin payments, known as "variation margin," to cover a portion of such fluctuation. A fund will also deposit in a segregated account with its custodian bank cash or high-quality debt securities in an amount equal to the fund's payment obligation under the futures contract, less any initial or variation margin. For options sold, a fund will segregate cash or high-quality debt securities equal to the value of the securities underlying the option unless the option is otherwise covered.


DERIVATIVE SECURITIES

    To the extent permitted by its investment objectives and policies, the fund may invest in securities that are commonly referred to as "derivative"
securities. Generally, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional security, asset, or market index. Certain derivative securities are more accurately described as "index/structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators ("reference indices").

    Some   "derivatives"  such  as   mortgage-related   and  other  asset-backed
securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

    There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

    The fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment since the funds may not invest in oil and gas leases or futures.

    The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

    There  are  a  range  of  risks  associated  with  derivative   investments,
including:

    * the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio manager anticipates;

    * the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;

     PROSPECTUS                           INFORMATION REGARDING THE FUND      9

    * the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment; and

    *    the risk that the counterparty will fail to perform its obligations.

    The Board of Directors has approved the manager's policy regarding investments in derivative securities. That policy specifies factors that must be considered in connection with a purchase of derivative securities. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made. The manager will report on fund activity in derivative securities to the Board of Directors as necessary. In addition, the Board will review the manager's policy for investments in derivative securities annually.


WHEN-ISSUED SECURITIES

    The fund may sometimes purchase new issues of securities on a when-issued basis without limit when, in the opinion of the manager, such purchases will further the investment objectives of the fund. The price of when-issued securities is established at the time the commitment to purchase is made. Delivery of and payment for these securities typically occur 15 to 45 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of such security may decline prior to delivery, which could result in a loss to the fund. A separate account for the fund consisting of cash or high-quality liquid debt securities in an amount at least equal to the when-issued commitments will be established and maintained with the custodian. No income will accrue to the fund prior to delivery.

RULE 144A SECURITIES

    The fund may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the fund's criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.

    With respect to securities eligible for resale under Rule 144A, the staff of the Securities and Exchange Commission has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. The staff also acknowledges that, while the Board retains ultimate responsibility, it may delegate this function to the manager. Accordingly, the Board has established guidelines and procedures for determining the liquidity of Rule 144A securities and has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the manager. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

    Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and the fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the fund's manager will consider appropriate remedies to minimize the effect on the fund's liquidity. The fund may not invest more than 15% of its assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of fund shares).


INVESTMENTS IN COMPANIES WITH LIMITED OPERATING HISTORY

    The fund may invest in the securities of issuers with limited operating history. The manager considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation.

    Investments in securities of issuers with limited operating history may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating history and financial information upon which the manager may base its investment decision on behalf of the fund. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

    Balanced will not invest more than 5% of its total assets in the securities of issuers with less than a three-year operating history. The manager will consider periods of capital formation, incubation,



   10   INFORMATION REGARDING THE FUND            AMERICAN CENTURY INVESTMENTS



consolidation, and research and development in determining whether a particular issuer has a record of three years of continuous operation.


SHORT SALES


    The fund may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short. Such transactions allow the fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately.


    The fund may make a short sale when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code.

 PERFORMANCE ADVERTISING

    From time to time, the fund may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return, average annual total return, and yield. Performance data may be quoted separately for the Institutional Class and for the other classes offered by the fund.

    Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the fund's cumulative total return over the same period if the fund's performance had remained constant throughout.

    A quotation of yield reflects a fund's income over a stated period expressed as a percentage of the fund's share price.

    Yield is calculated by adding over a 30-day (or one-month) period all interest and dividend income (net of fund expenses) calculated on each day's market values, dividing this sum by the average number of fund shares outstanding during the period, and expressing the result as a percentage of the fund's share price on the last day of the 30-day (or one-month) period. The percentage is then annualized. Capital gains and losses are not included in the calculation.

    Yields are calculated according to accounting methods that are standardized in accordance with SEC rules for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, the fund's yield may not equal the income paid on your shares or the income reported in the fund's financial statements.

    The fund may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services or Donoghue's Money Fund Report) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, fund performance may be compared to well-known indices of market performance including the Standard & Poor's (S&P) 500 Index and the Dow Jones Industrial Average. Fund performance may also be compared, on a relative basis, to other funds in our fund family. This relative comparison, which may be based upon historical or expected fund performance, volatility or other fund characteristics, may be presented numerically, graphically or in text. Fund performance may also be combined or blended with other funds in our fund family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.

    All performance information advertised by the fund is historical in nature and is not intended to represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.


   PROSPECTUS                           INFORMATION REGARDING THE FUND     11


                HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

AMERICAN CENTURY INVESTMENTS

    The Balanced Fund is a part of the American Century Investments family of mutual funds. Our family provides a full range of investment opportunities, from the aggressive equity growth funds in our Twentieth Century Group, to the fixed income funds in our Benham Group, to the moderate risk and specialty funds in our American Century Group. Please call 1-800-345-3533 for a brochure or prospectuses for the other funds in the American Century Investments family.


    To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If you would like additional copies of financial reports and prospectuses or separate mailing of account statements, please call us.


INVESTING IN AMERICAN CENTURY

    The following section explains how to invest in American Century funds, including purchases, redemptions, exchanges and special services. You will find more detail about doing business with us by referring to the Investor Services Guide that you will receive when you open an account.

    If you own or are considering purchasing fund shares through a bank, broker-dealer or other financial intermediary, the following sections, as well as the information contained in our Investor Services Guide, may not apply to you. Please read "MINIMUM INVESTMENT," page 13 and "CUSTOMERS OF BANKS, BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES," page 17.

HOW TO OPEN AN ACCOUNT

    To open an account, you must complete and sign an application, furnishing your taxpayer identification number. (You must also certify whether you are subject to withholding for failing to report income to the IRS.) Investments received without a certified taxpayer identification number will be returned.

    You may invest in the following ways:

BY MAIL

    Send a completed application and check or money order payable in U.S. dollars to American Century Investments.

BY WIRE

    You may make your initial  investment by wiring funds.  To do so, call us or
mail  a  completed   application  and  provide  your  bank  with  the  following information:

*  RECEIVING BANK AND ROUTING NUMBER:
   Commerce Bank, N.A. (101000019)

*  BENEFICIARY (BNF):
   American Century Services Corporation
   4500 Main St., Kansas City, Missouri 64141

*  BENEFICIARY ACCOUNT NUMBER (BNF ACCT):
   2804918

*  REFERENCE FOR BENEFICIARY (RFB):
   American Century account number into which you are investing. If more than one, leave blank and see BANK TO BANK INFORMATION below.

*  ORIGINATOR TO BENEFICIARY (OBI):
   Name and address of owner of account into which you are investing.

*  BANK TO BANK INFORMATION
   (BBI OR FREE FORM TEXT):

    *    Taxpayer identification or Social Security number.

    * If more than one account, account numbers and amount to be invested in each account.


    * Current tax year, previous tax year or rollover designation if an IRA. Specify whether Traditional IRA, Roth IRA, Education IRA, SEP-IRA, SARSEP-IRA, SIMPLE Employer or SIMPLE Employee.


BY EXCHANGE

    Call 1-800-345-3533 from 7 a.m. to 7 p.m. Central time to get information on opening an account by exchanging from another American Century account. See page 13 for more information on exchanges.


12 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


IN PERSON

    If you prefer to work with a representative in person, please visit one of our Investor Centers, located at:

    4500 Main Street
    Kansas City, Missouri 64111


    4917 Town Center Drive
    Leawood, Kansas 66211


    1665 Charleston Road
    Mountain View, California 94043

    2000 S. Colorado Blvd.
    Denver, Colorado 80222

SUBSEQUENT INVESTMENTS

    Subsequent investments may be made by an automatic bank, payroll or government direct deposit (see "AUTOMATIC INVESTMENT PLAN," this page) or by any of the methods below. The minimum investment requirement for subsequent investments: $250 for checks submitted without the investment slip portion of a previous statement or confirmation, $50 for all other types of subsequent investments.

BY MAIL


    When making subsequent investments, enclose your check with the investment slip portion of a previous statement or confirmation. If the investment slip is not available, indicate your name, address and account number on your check or a separate piece of paper. (PLEASE BE AWARE THAT THE INVESTMENT MINIMUM FOR SUBSEQUENT INVESTMENTS IS HIGHER WITHOUT AN INVESTMENT SLIP.)


BY TELEPHONE

    Once your account is open, you may make investments by telephone if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account. You may call an Institutional Service Representative.

BY WIRE

    You may make subsequent investments by wire. Follow the wire transfer instructions on page 12 and indicate your account number.

IN PERSON


    You may make subsequent investments in person at one of our Investor Centers. The locations of our four Investor Centers are listed on this page.


AUTOMATIC INVESTMENT PLAN

    You may elect on your application to make investments automatically by authorizing us to draw on your bank account regularly. Such investments must be at least the equivalent of $50 per month. You also may choose an automatic payroll or government direct deposit. If you are establishing a new account, check the appropriate box under "Automatic Investments" on your application to receive more information. If you would like to add a direct deposit to an existing account, please call an Institutional Service Representative.

MINIMUM INVESTMENT

    The minimum investment is $5 million ($3 million for endowments and foundations). If you invest with us through a bank, broker-dealer or other financial intermediary, the minimum investment requirement may be met by aggregating the investments of various clients of your financial intermediary. The minimum investment requirement may be waived if you or your financial intermediary, if applicable, has an aggregate investment in our family of funds of $10 million or more ($5 million for endowments and foundations). If your balance or the balance of your financial intermediary, if applicable, falls below the minimum investment requirements due to redemptions or exchanges, we reserve the right to convert your shares to Investor Class shares of the same fund. The Investor Class shares have a unified management fee that is 0.20% higher than the Institutional Class shares.

HOW TO EXCHANGE FROM ONE ACCOUNT TO ANOTHER

    As long as you meet any minimum investment requirements, you may exchange your fund shares to our other funds up to six times per year per account. An exchange request will be processed as of the same day it is received, if it is received before the funds' net asset values are calculated, which is one hour prior to the close of the New York Stock Exchange for funds issued by the American Century Target Maturities Trust, and at the close of the Exchange for all of our other funds. See "WHEN SHARE PRICE IS DETERMINED," page 18.


   PROSPECTUS          HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS     13


    For any single exchange, the shares of each fund being acquired must have a value of at least $100. However, we will allow investors to set up an Automatic Exchange Plan between any two funds in the amount of at least $50 per month. See our Investor Services Guide for further information about exchanges.

    If, in any 90-day period, the total of your exchanges and your redemptions from any one account exceeds the lesser of $250,000 or 1% of the fund's assets, further exchanges will be subject to special requirements to comply with our policy on large redemptions. See "SPECIAL REQUIREMENTS FOR LARGE REDEMPTIONS," this page.

BY MAIL

    You may direct us in writing to exchange your shares from one American Century account to another. For additional information, please see our Investor Services Guide.

BY TELEPHONE

    You can make  exchanges  over the  telephone  if you have  authorized  us to accept telephone instructions. You can authorize this by selecting "Full Services" on your application or by calling an Institutional Service Representative at 1-800-345-3533 to get the appropriate form.

HOW TO REDEEM SHARES

    We will redeem or "buy back" your shares at any time. Redemptions will be made at the next net asset value determined after a complete redemption request is received. For large redemptions, please read "SPECIAL REQUIREMENTS FOR LARGE REDEMPTIONS," this page.

    Please note that a request to redeem shares in an IRA or 403(b) plan must be accompanied by an executed IRS Form W4-P and a reason for withdrawal as specified by the IRS.

BY MAIL

    Your written instructions to redeem shares may be made either by a redemption form, which we will send you upon request, or by a letter to us. Certain redemptions may require a signature guarantee. Please see "SIGNATURE GUARANTEE," page 15.

BY TELEPHONE

    If you have authorized us to accept telephone instructions, you may redeem your shares by calling an Institutional Service Representative.

BY CHECK-A-MONTH

    You may redeem shares by Check-A-Month. A Check-A-Month plan automatically redeems enough shares each month to provide you with a check in an amount you choose (minimum $50). To set up a Check-A-Month plan, please call and request our Check-A-Month brochure.

OTHER AUTOMATIC REDEMPTIONS

    You may elect to make redemptions automatically by authorizing us to send funds to you or to your account at a bank or other financial institution. To set up automatic redemptions, call an Institutional Service Representative.

REDEMPTION PROCEEDS

    Please note that shortly after a purchase of shares is made by check or electronic draft (also known as an ACH draft) from your bank, we may wait up to 15 days or longer to send redemption proceeds (to allow your purchase funds to clear). No interest is paid on the redemption proceeds after the redemption is processed but before your redemption proceeds are sent.

    Redemption proceeds may be sent to you in one of the following ways:

BY CHECK

    Ordinarily, all redemption checks will be made payable to the registered owner of the shares and will be mailed only to the address of record. For more information, please refer to our Investor Services Guide.

BY WIRE AND ACH

    You may authorize us to transmit redemption proceeds by wire or ACH. These services will be effective 15 days after we receive the authorization.

    Your bank will usually receive wired funds within 48 hours of transmission. Funds transferred by ACH may be received up to seven days after transmission. Once the funds are transmitted, the time of receipt and the funds' availability are not under our control.

SPECIAL REQUIREMENTS FOR LARGE REDEMPTIONS

    We have elected to be governed by Rule18f-1 under the Investment Company Act, which obligates the fund make certain redemptions in cash. This


14 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


requirement to pay redemptions in cash applies to situations where one shareholder redeems, during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the fund. Although redemptions in excess of this limitation will also normally be paid in cash, we reserve the right under unusual circumstances to honor these redemptions by making payment in whole or in part in readily marketable securities (a "redemption-in-kind").

    If payment is made in securities, the securities will be selected by the fund, will be valued in the same manner as they are in computing the fund's net asset value and will be provided without prior notice.

    If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on the fund and its remaining shareholders.

    Despite the fund's right to redeem fund shares through a redemption-in-kind, we do not expect to exercise this option unless the fund has an unusually low level of cash to meet redemptions and/or is experiencing unusually strong demands for its cash. Such a demand might be caused, for example, by extreme market conditions that result in an abnormally high level of redemption requests concentrated in a short period of time. Absent these or similar circumstances, we expect redemptions in excess of $250,000 to be paid in cash in any fund with assets of more than $50 million if total redemptions from any one account in any 90-day period do not exceed one-half of 1% of the total assets of the fund.

SIGNATURE GUARANTEE

    To protect your accounts from fraud, some transactions will require a signature guarantee. Which transactions will require a signature guarantee will depend on which service options you elect when you open your account. For example, if you choose "In Writing Only," a signature guarantee would be required when:

    *    redeeming more than $25,000; or

    * establishing or increasing a Check-A-Month or automatic transfer on an existing account.

    You can obtain a signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

    For a more in-depth explanation of our signature guarantee policy, or if you live outside the United States and would like to know how to obtain a signature guarantee, please consult our Investor Services Guide.

    We reserve the right to require a signature guarantee on any transaction, or to change this policy at any time.

 SPECIAL SHAREHOLDER SERVICES

    We offer several service options to make your account easier to manage. These are listed on the account application. Please make note of these options and elect the ones that are appropriate for you. Be aware that the "Full Services" option offers you the most flexibility. You will find more information about each of these service options in our Investor Services Guide.

    Our special shareholder services include:

OPEN ORDER SERVICE

    Through our open order service, you may designate a price at which to buy shares of a variable-priced fund by exchange from one of our money market funds, or a price at which to sell shares of a variable-priced fund by exchange to one of our money market funds. The designated purchase price must be equal to or lower, or the designated sale price equal to or higher, than the variable-priced fund's net asset value at the time the order is placed. If the designated price is met within 90 calendar days, we will execute your exchange order automatically at that price (or better). Open orders not executed within 90 days will be canceled.

    If the fund you have selected deducts a distribution from its share price, your order price will be adjusted accordingly so the distribution does not inadvertently trigger an open order transaction on your behalf. If you close or re-register the account from which the shares are to be redeemed, your open order will be canceled.

    Because of their time-sensitive nature, open order transactions are accepted only by telephone or in


   PROSPECTUS          HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS      15


person. These transactions are subject to exchange limitations described in each fund's prospectus, except that orders and cancellations received before 2 p.m. Central time are effective the same day, and orders or cancellations received after 2 p.m. Central time are effective the next business day.

TAX-QUALIFIED RETIREMENT PLANS

    This fund is available for your tax-deferred retirement plan. Call or write us and request the appropriate forms for:

    *    Individual Retirement Accounts (IRAs);

    * 403(b) plans for employees of public school systems and non-profit organizations; or

    * Profit sharing plans and pension plans for corporations and other employers.

    You can also transfer your tax-deferred plan to us from another company or custodian. Call or write us for a Request to Transfer form.

IMPORTANT POLICIES REGARDING YOUR INVESTMENTS

    Every account is subject to policies that could affect your investment. Please refer to the Investor Services Guide for further information about the policies discussed below, as well as further detail about the services we offer

  (1) We reserve the right for any reason to suspend the offering of shares for a period of time, or to reject any specific purchase order (including purchases by exchange). Additionally, purchases may be refused if, in the opinion of the manager, they are of a size that would disrupt the management of the fund.

  (2) We reserve the right to make changes to any stated investment requirements, including those that relate to purchases, transfers and redemptions. In addition, we may also alter, add to or terminate any investor services and privileges. Any changes may affect all shareholders or only certain series or classes of shareholders.

  (3) Shares being acquired must be qualified for sale in your state of residence.

  (4) Transactions requesting a specific price and date, other than open orders, will be refused. Once you have mailed or otherwise transmitted your transaction instructions to us, they may not be modified or canceled.

  (5) If a transaction request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, we will require evidence satisfactory to us of the authority of the individual making the request.

  (6) We have established procedures designed to assure the authenticity of instructions received by telephone. These procedures include requesting personal identification from callers, recording telephone calls, and providing written confirmations of telephone transactions. These procedures are designed to protect shareholders from unauthorized or fraudulent instructions. If we do not employ reasonable procedures to confirm the genuineness of instructions, then we may be liable for losses due to unauthorized or fraudulent instructions. The company, its transfer agent and investment advisor will not be responsible for any loss due to instructions they reasonably believe are genuine.

  (7)    All   signatures   should  be  exactly  as  the  name  appears  in  the
         registration. If the owner's name appears in the registration as Mary Elizabeth Jones, she should sign that way and not as Mary E. Jones.

  (8) Unusual stock market conditions have in the past resulted in an increase in the number of shareholder telephone calls. If you experience difficulty in reaching us during such periods, you may send your transaction instructions by mail, express mail or courier service, or you may visit one of our Investor Centers. You may also use our Automated Information Line if you have requested and received an access code and are not attempting to redeem shares.

  (9) If you fail to provide us with the correct certified taxpayer identification number, we may reduce any redemption proceeds by $50 to cover the penalty the IRS will impose on us for failure to report your correct taxpayer identification number on information reports.

  (10) We will perform special inquiries on shareholder accounts. A research fee of $15 per hour may be applied.


16 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


REPORTS TO SHAREHOLDERS

    At the end of each calendar quarter, we will send you a consolidated statement that summarizes all of your American Century holdings, as well as an individual statement for each fund you own that reflects all year-to-date activity in your account. You may request a statement of your account activity at any time.

    With the exception of most automatic transactions, each time you invest, redeem, transfer or exchange shares, we will send you a confirmation of the transaction. See the Investor Services Guide for more detail.

    CAREFULLY REVIEW ALL THE INFORMATION RELATING TO TRANSACTIONS ON YOUR STATEMENTS AND CONFIRMATIONS TO ENSURE THAT YOUR INSTRUCTIONS WERE ACTED ON PROPERLY. PLEASE NOTIFY US IMMEDIATELY IN WRITING IF THERE IS AN ERROR. IF YOU FAIL TO PROVIDE NOTIFICATION OF AN ERROR WITH REASONABLE PROMPTNESS, I.E., WITHIN 30 DAYS OF NON-AUTOMATIC TRANSACTIONS OR WITHIN 30 DAYS OF THE DATE OF YOUR CONSOLIDATED QUARTERLY STATEMENT, IN THE CASE OF AUTOMATIC TRANSACTIONS, WE WILL DEEM YOU TO HAVE RATIFIED THE TRANSACTION.

    No later than January 31 of each year, we will send you reports that you may use in completing your U.S. income tax return. See the Investor Services Guide for more information.

    Each year, we will send you an annual and a semiannual report relating to your fund, each of which is incorporated herein by reference. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semiannual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You also will receive an updated prospectus at least once each year. Please read these materials carefully as they will help you understand your fund.

CUSTOMERS OF BANKS, BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

    Information   contained  in  our  Investor   Services   Guide   pertains  to
shareholders who invest directly with American Century rather than through a bank, broker-dealer or other financial intermediary.

    If you own or are considering purchasing fund shares through a bank, broker-dealer or other financial intermediary, your ability to purchase, exchange and redeem shares will depend on your agreement with, and the policies of, such financial intermediary.

    You may reach an Institutional Service Representative by calling 1-800-345-3533 to request information about our funds and services, to obtain a current prospectus or to get answers to any questions about our funds that you are unable to obtain through your financial intermediary.


   PROSPECTUS          HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS    17


                    ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE

WHEN SHARE PRICE IS DETERMINED

    The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of the fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds, except funds issued by the American Century Target Maturities Trust, net asset value is determined as of the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. The net asset values for Target Maturities funds are determined one hour prior to the close of the Exchange.


    Investments and requests to redeem or exchange shares will receive the share price next determined after receipt by us of the investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares of a fund received by us or one of our agents or designees before the time as of which the net asset value of the fund is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined as of, the next day the Exchange is open.


    Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the time as of which the net asset value of the fund is determined.

    Investments by telephone pursuant to your prior authorization to us to draw on your bank account are considered received at the time of your telephone call.

    Investment and transaction instructions received by us on any business day by mail prior to the time as of which the net asset value of the fund is determined, will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.

    If you invest in fund shares through a bank, financial advisor or other financial intermediary, it is the responsibility of your financial intermediary to transmit your purchase, exchange and redemption requests to the fund's transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the fund's procedures or any contractual arrangements with the fund or the fund's distributor in order for you to receive that day's price.


    We have contractual relationships with certain financial intermediaries in which such intermediaries represent that they have systems to track the time at which investment orders are received and to segregate orders received at different times. Based on these representations, the fund has authorized such intermediaries and their designees to accept purchase and redemption orders on the fund's behalf up to the applicable cut-off time. The fund will be deemed to have received such orders upon acceptance by the duly authorized intermediary, and such orders will be priced at the fund's net asset value next determined after acceptance on the fund's behalf by such intermediary.


HOW SHARE PRICE IS DETERMINED

    The valuation of assets for determining net asset value may be summarized as follows:

    The portfolio securities of the fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.


  18    ADDITIONAL INFORMATION YOU SHOULD KNOW   AMERICAN CENTURY INVESTMENTS


    Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

    The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the New York Stock Exchange, if that is earlier. That value is then exchanged to dollars at the prevailing foreign exchange rate.

    Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the New York Stock Exchange is open. If an event were to occur after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, then that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    Trading of these securities in foreign markets may not take place on every New York Stock Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the New York Stock Exchange is not open and on which the fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of the fund's portfolio may be affected on days when shares of the fund may not be purchased or redeemed.

WHERE TO FIND INFORMATION ABOUT SHARE PRICE

    The net asset value of the Investor Class of the fund is published in leading newspaper daily. The net asset value of the Institutional Class may be obtained by calling us.

DISTRIBUTIONS

    Distributions from net investment income are declared and paid quarterly. Distributions from net realized securities gains, if any, are declared and paid once a year, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the Investment Company Act.


    For shareholders investing through taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after a purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares held in certain IRAs and 403(b) plans paid in cash only if you are at least 591/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date. Please consult our Investor Services Guide for further information regarding your distribution options.


    A distribution on shares of the fund does not increase the value of your shares or your total return. At any given time the value of your shares includes the undistributed net gains, if any, realized by the fund on the sale of portfolio securities, and undistributed dividends and interest received, less fund expenses.

    Because such gains and dividends are included in the value of your shares prior to distribution, when they are distributed the value of your shares is reduced by the amount of the distribution. If you buy your shares through a taxable account just before the distribution, you will pay the full price for your shares, and then receive a portion of the purchase price back as a taxable distribution. See "TAXES," this page.

TAXES

    The fund has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income tax.

TAX-DEFERRED ACCOUNTS

    If fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan (excluding participant-directed employer-sponsored retirement plans, which are ineligible to invest in Institutional Class shares), income and capital gains distributions paid


   PROSPECTUS                  ADDITIONAL INFORMATION YOU SHOULD KNOW      19


by the fund will generally not be subject to current taxation, but will accumulate in your account on a tax-deferred basis.

TAXABLE ACCOUNTS


    If fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income. The dividends from net income may qualify for the 70% dividends received deduction for corporations to the extent that the fund held shares receiving the dividend for more than 45 days. Distributions from gains on assets held greater than 12 months but no more than 18 months (28% rate gain) and/or assets held greater than 18 months (20% rate gain) are taxable as long-term gains regardless of the length of time you have held the shares. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain (28% or 20% rate gain) to you with respect to such shares.


    Dividends and interest received by the fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Foreign countries generally do not impose taxes on capital gains in respect of investments by non-resident investors. The foreign taxes paid by the fund will reduce its dividends.


    If more than 50% of the value of the fund's total assets at the end of each quarter of its fiscal year consists of securities of foreign corporations, the fund may qualify for and make an election with the Internal Revenue Service with respect to such fiscal year so that fund shareholders may be able to claim a foreign tax credit in lieu of a deduction for foreign income taxes paid by the fund. If such an election is made, the foreign taxes paid by the fund will be treated as income received by you.In order for the shareholder to utilize the foreign tax credit, the mutual fund shares must have been held for 16 days or more during the 30-day period, beginning 15 days prior to the ex-dividend date for the mutual fund shares. The mutual fund must meet a similar holding period requirement with respect to foreign securities to which a dividend is attributable. Any portion of the foreign tax credit which is ineligible as a result of the fund not meeting the holding period requirement will be separately disclosed and may be eligible as an itemized deduction.

    If the fund purchases the securities of certain foreign investment funds or trusts called passive foreign investment companies (PFIC), capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long the fund holds its investment. The fund may also be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. In the alternative, the fund may elect to recognize cumulative gains on such investments as of the last day of its fiscal year and distribute it to shareholders. Any distribution attributable to PFIC is characterized as ordinary income.

    Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) will not have increased. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains (28% and/or 20% rate gain).


    In January of the year following the distribution, if you own shares in a taxable account, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes.

    Distributions may also be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.


   20   ADDITIONAL INFORMATION YOU SHOULD KNOW   AMERICAN CENTURY INVESTMENTS


    If you have not complied with certain provisions of the Internal Revenue Code, we are required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed, and is not refundable.


    Redemption of shares of the fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders will generally recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be considered long-term subject to tax at a maximum rate of 28% (28% rate gain/loss) if shareholders have held such shares for a period of more than 12 months but no more than 18 months and long-term subject to tax at a maximum rate of 20%, minimum of 10% (20% rate gain/loss) if shareholders have held such shares for a period of more than 18 months. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.


MANAGEMENT

INVESTMENT MANAGEMENT

    Under the laws of the State of Maryland, the Board of Directors is responsible for managing the business and affairs of the fund. Acting pursuant to an investment management agreement entered into with the fund, American Century Investment Management, Inc. serves as the investment manager of the fund. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The manager has been providing investment advisory services to investment companies and institutional clients, since it was founded in 1958.

    The manager supervises and manages the investment portfolio of the fund and directs the purchase and sale of its investment securities. It utilizes a team of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the fund's portfolio as it deems appropriate in pursuit of the fund's investment objectives. Individual portfolio manager members of the team may also adjust portfolio holdings of the fund as necessary between team meetings.

    The portfolio manager members of the team managing Balanced and their work experience for the last five years are as follows:


    JAMES E. STOWERS III, Chief Executive Officer and Portfolio Manager, joined American Century in 1981. He is a member of the team that manages the equity portion of Balanced.


    BRUCE A. WIMBERLY, Portfolio Manager, joined American Century in September 1994 as an Investment Analyst, a position he held until July 1996. At that time he was promoted to Portfolio Manager. Prior to joining American Century, Mr. Wimberly attended Kellogg Graduate School of Management, Northwestern University from August 1992 to August 1994, where he obtained his MBA degree. He is a member of the team that manages the equity portion of Balanced.


    JOHN R. SYKORA, Portfolio Manager, joined American Century in May 1994 as an Investment Analyst, a position he held until August 1997. At that time he was promoted to Portfolio Manager. Prior to joining American Century, Mr. Sykora served as a Financial Analyst for Business Men's Assurance Company of America, Kansas City, Missouri, from August 1993 to April 1994. Prior to that Mr. Sykora attended Michigan State University where he obtained his MBA degree. He is a member of the team that manages the equity portion of Balanced.


    NORMAN E. HOOPS, Senior Vice President and Portfolio Manager, joined American Century as Vice President and Portfolio Manager in November 1989.


    PROSPECTUS ADDITIONAL               INFORMATION YOU SHOULD KNOW       21


In April 1993, he became Senior Vice President. He is a member of the team that manages the fixed income portion of Balanced.

    JEFFREY L. HOUSTON, Portfolio Manager, has worked for American Century since November 1990. He is a member of the team that manages the fixed income portion of Balanced.

    The activities of the manager are subject only to directions of the fund's Board of Directors. The manager pays all the expenses of the fund except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.

    For the services provided to the Institutional Class of the fund, the manager receives an annual fee of 0.80% of the average net assets of the fund.


    On the first business day of each month, the fund pays a management fee to the manager for the previous month at the rate specified. The fee for the previous month is calculated by multiplying the applicable fee for the fund by the aggregate average daily closing value of the series' net assets during the previous month, and further multiplying that product by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).


CODE OF ETHICS

    The fund and the manager have adopted a Code of Ethics that restricts personal investing practices by employees of the manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the fund's portfolio obtain preclearance before executing personal trades. With respect to portfolio managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of fund shareholders come before the interests of the people who manage the fund.

TRANSFER AND ADMINISTRATIVE SERVICES

    American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend-paying agent for the fund. It provides facilities, equipment and personnel to the fund, and is paid for such services by the manager.

    Certain recordkeeping and administrative services that would otherwise be performed by the transfer agent may be performed by an insurance company or other entity providing similar services for various retirement plans using shares of the fund as a funding medium, by broker-dealers and financial advisors for their customers investing in shares of American Century or by sponsors of multi mutual fund no- or low-transaction fee programs.

    Although there is no sales charge levied by the fund, transactions in shares of the fund may be executed by brokers or investment advisors who charge a transaction-based fee or other fee for their services. Such charges may vary among broker- dealers and financial advisors, but in all cases will be retained by the broker-dealer or financial advisor and not remitted to the fund or the investment manager. You should be aware of the fact that these transactions may be made directly with American Century without incurring such fees.

    From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the manager.

    The manager and transfer agent are both whollyowned by American Century Companies, Inc. James E. Stowers Jr., Chairman of the fund's Board of Directors, controls American Century Companies by virtue of his ownership of a majority of its common stock.


    Pursuant  to  a  Sub-Administration   Agreement  with  the  manager,   Funds
Distributor, Inc. (FDI) serves as the Co-Administrator for the fund. FDI is responsible for (i) providing certain officers of the fund and (ii) reviewing and filing marketing and sales literature on behalf of the fund. The fees and expenses of FDI are paid by the manager out of its unified fee.


 DISTRIBUTION OF FUND SHARES


    The funds' shares are distributed by FDI, a registered broker-dealer. FDI is a wholly-owned indirect


  22   ADDITIONAL INFORMATION YOU SHOULD KNOW     AMERICAN CENTURY INVESTMENTS


subsidiary of Boston Institutional Group, Inc. FDI's principal business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

    Investors may open accounts with American Century only through the distributor. All purchase transactions in the funds offered by this Prospectus are processed by the transfer agent, which is authorized to accept any instructions relating to fund accounts. All purchase orders must be accepted by the distributor. All fees and expenses of FDI in acting as distributor for the funds are paid by the manager.


FURTHER INFORMATION ABOUT AMERICAN CENTURY

    American Century Mutual Funds, Inc., issuer of the fund, was organized as a Maryland corporation on July 2, 1990. The corporation commenced operations on February 28, 1991, the date it merged with Twentieth Century Investors, Inc., a Delaware corporation which had been in business since October 1958. Pursuant to the terms of the Agreement and Plan of Merger dated July 27, 1990, the Maryland corporation was the surviving entity and continued the business of the Delaware corporation with the same officers and directors, the same shareholders and the same investment objectives, policies and restrictions.

    The principal office of the fund is American Century Tower, 4500 Main Street, P.O. Box 419385, Kansas City, Missouri 64141-6385. All inquiries may be made by mail to that address, or by telephone to 1-800-345-3533 (international calls: 816-531-5575).


    American Century Mutual Funds, Inc. issues 13 series of $.01 par value shares. Each series is commonly referred to as a fund. The assets belonging to each series of shares are held separately by the custodian.


    American Century offers four classes of the fund: an Investor Class, an Institutional Class, a Service Class, and the Advisor Class. The shares offered by this Prospectus are Institutional Class shares and have no up-front charges, commissions, or 12b-1 fees.

    The Investor Class is primarily made available to retail investors. The Service Class and Advisor Class are primarily offered to institutional investors or through institutional distribution channels, such as employer-sponsored retirement plans or through banks, broker-dealers, insurance companies or other financial intermediaries. The other classes have different fees, expenses, and/or minimum investment requirements than the Institutional Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. For additional information concerning the Investor Class of shares, call one of our Investor Services Representatives at 1-800-345-2021. For information concerning the Service or Advisor Classes of shares, call an Institutional Service Representative at 1-800-345-3533 or contact a sales representative or financial intermediary who offers those classes of shares.

    Except as described below, all classes of shares of a fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various classes are (a) each class may be subject to different expenses specific to that class, (b) each class has a different identifying designation or name, (c) each class has exclusive voting rights with respect to matters solely affecting such class, (d) each class may have different exchange privileges, and (e) the Institutional Class may provide for automatic conversion from that class into shares of the Investor Class of the same fund.

    Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except for those matters which must be voted on separately by the series or class of shares affected. Matters affecting only one series or class are voted upon only by that series or class.

    Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of directors can elect all of the directors if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Directors.

    Unless required by the Investment Company Act, it will not be necessary for the fund to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of directors or the appointment of auditors. However, pursuant to the fund's bylaws, the holders of shares representing


   PROSPECTUS                ADDITIONAL INFORMATION YOU SHOULD KNOW        23


at least 10% of the votes entitled to be cast may request the fund to hold a special meeting of shareholders. We will assist in the communication with other shareholders.

    WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.


   24  ADDITIONAL INFORMATION YOU SHOULD KNOW    AMERICAN CENTURY INVESTMENTS


                                     NOTES


                                                                 NOTES     25


P.O. BOX 419385
KANSAS CITY, MISSOURI
64141-6385

INSTITUTIONAL SERVICES:
1-800-345-3533 OR 816-531-5575

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-345-1833 OR 816-444-3038

FAX: 816-340-4655


WWW.AMERICANCENTURY.COM


                            [american century logo]
                                    American
                                Century(reg.sm)

9703           [recycled logo]
SH-BKT-11414      Recycled

                                   PROSPECTUS


                                  MARCH 1, 1998


                                     BENHAM
                                  GROUP(reg.tm)

                                   High-Yield

INVESTOR CLASS


                          AMERICAN CENTURY INVESTMENTS

                                 FAMILY OF FUNDS

    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                          AMERICAN CENTURY INVESTMENTS
-------------------------------------------------------------------------------
        Benham                American Century           Twentieth Century
         Group                     Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
      High-Yield



                                   PROSPECTUS
                                  MARCH 1, 1998


                                   High-Yield

                                 INVESTOR CLASS

                       AMERICAN CENTURY MUTUAL FUNDS, INC.

    American Century Mutual Funds, Inc. is a part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. One of the funds from our Benham Group that invests primarily in high-yield fixed income or debt instruments is described in this Prospectus. Securities of the type in which the fund invests are subject to substantial risks including price volatility, liquidity risk and default risk. You should carefully assess the risks associated with an investment in the fund. The other funds are described in separate prospectuses.

    Through its Investor Class of shares, American Century offers investors a full line of no-load funds, investments that have no sales charges or commissions.


    This Prospectus gives you information about the fund that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated March 1, 1998, and filed with the Securities and Exchange Commission. It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:


                          AMERICAN CENTURY INVESTMENTS
                4500 Main Street * P.O. Box 419200 Kansas City,
                      Missouri 64141-6200 * 1-800-345-2021
                       International calls: 816-531-5575
                     Telecommunications Device for the Deaf:
                   1-800-634-4113 * In Missouri: 816-444-3485
                       Internet: www.americancentury.com

    Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


     PROSPECTUS                                                               1


                        INVESTMENT OBJECTIVE OF THE FUND

 AMERICAN CENTURY-BENHAM HIGH-YIELD FUND

    High-Yield seeks high current income by investing in a diversified portfolio of high-yielding corporate bonds, debentures and notes. As a secondary objective, the fund seeks capital appreciation, but only when consistent with the primary objective of maximizing current income. The fund invests primarily in lower-rated debt securities, which are subject to greater credit risk and consequently offer higher yield. Securities of this type are subject to substantial risks including price volatility, liquidity risk and default risk. You should carefully assess the risks associated with an investment in the fund

  There is no assurance that the fund will achieve its investment objective.

NO PERSON IS AUTHORIZED BY THE FUND TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUND, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


2      INVESTMENT OBJECTIVE                   AMERICAN CENTURY INVESTMENTS


                                TABLE OF CONTENTS


Investment Objective of the Fund ..........................................    2
Transaction and Operating Expense Table ...................................    4
Financial Highlights ......................................................    5
INFORMATION REGARDING THE FUND
Investment Policies of the Fund ...........................................    6
Investment Strategy .......................................................    6
   High-Yield and Corporate Bonds .........................................    6
   Zero-Coupon, Step-Coupon and
      Pay-In-Kind Securities ..............................................    7
   Convertible Securities .................................................    7
   Foreign Securities .....................................................    7
   Loan Interests .........................................................    8
   Money Market Instruments ...............................................    8
   United States Government Securities ....................................    8
Fundamentals of Fixed-Income Investing ....................................    8
Other Investment Practices, Their
Characteristics and Risks .................................................    9
   Portfolio Turnover .....................................................    9
   Derivative Securities ..................................................    9
   Covered Call Options ...................................................   10
   When-Issued Securities .................................................   10
   Rule 144A Securities ...................................................   10
   Investments in Companies with
      Limited Operating History ...........................................   11
   Interest Rate Futures Contracts and
      Options Thereon .....................................................   11
Performance Advertising ...................................................   12
HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS
American Century Investments ..............................................   13
Investing in American Century .............................................   13
How to Open an Account ....................................................   13
           By Mail ........................................................   13
           By Wire ........................................................   13
           By Exchange ....................................................   14
           In Person ......................................................   14
      Subsequent Investments ..............................................   14
           By Mail ........................................................   14
           By Telephone ...................................................   14
           By Online Access ...............................................   14
           By Wire ........................................................   14
           In Person ......................................................   14
      Automatic Investment Plan ...........................................   14
 How to Exchange From One Account to Another ..............................   14
           By Mail ........................................................   15
           By Telephone ...................................................   15
           By Online Access ...............................................   15
 How to Redeem Shares .....................................................   15
           By Mail ........................................................   15
           By Telephone ...................................................   15
           By Check-A-Month ...............................................   15
           Other Automatic Redemptions ....................................   15
      Redemption Proceeds .................................................   15
           By Check .......................................................   15
           By Wire and ACH ................................................   15
      Redemption of Shares in Low-Balance Accounts ........................   16
 Signature Guarantee ......................................................   16
 Special Shareholder Services .............................................   16
           Automated Information Line .....................................   16
           Online Account Access ..........................................   16
           Open Order Service .............................................   16
           Tax-Qualified Retirement Plans .................................   17
 Important Policies Regarding Your Investments ............................   17
 Reports to Shareholders ..................................................   18
 Employer-Sponsored Retirement Plans
 and Institutional Accounts ...............................................   18
ADDITIONAL INFORMATION YOU SHOULD KNOW
Share Price ...............................................................   19
   When Share Price Is Determined .........................................   19
   How Share Price Is Determined ..........................................   19
   Where to Find Information About Share Price ............................   20
Distributions .............................................................   20
Taxes .....................................................................   20
   Tax-Deferred Accounts ..................................................   20
   Taxable Accounts .......................................................   21
Management ................................................................   21
   Investment Management ..................................................   21
   Code of Ethics .........................................................   22
   Transfer and Administrative Services ...................................   22
Distribution of Fund Shares ...............................................   23
Further Information About American Century ................................   23



     PROSPECTUS                                        TABLE OF CONTENTS      3


                     TRANSACTION AND OPERATING EXPENSE TABLE

                                                                      High-Yield

 SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed on Purchases ..............................   none
Maximum Sales Load Imposed on Reinvested Dividends ...................   none
Deferred Sales Load ..................................................   none
Redemption Fee(1) ....................................................   none
Exchange Fee .........................................................   none

 ANNUAL FUND OPERATING EXPENSES:
(as a percentage of average net assets)
Management Fees(2) ...................................................  0.90%
12b-1 Fees ...........................................................   none
Other Expenses(3) ....................................................  0.00%
Total Fund Operating Expenses ........................................  0.90%

EXAMPLE:
You would pay the following expenses on a                        1 year  $  9
$1,000 investment, assuming a 5% annual return and              3 years    29
redemption at the end of each time period:                      5 years    50
                                                               10 years   111

(1) Redemption proceeds sent by wire are subject to a $10 processing fee.

(2) A portion of the management fee may be paid by the fund's manager to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the manager. See "Management--Transfer and Administrative Services," page 22.


(3) Other expenses, which include the fees and expenses (including legal counsel fees) of those directors who are not "interested persons" as defined in the Investment Company Act, were less than 0.01 of 1% of average net assets for the most recent fiscal year.


    The purpose of the table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of the American Century fund offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations.

    NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The shares offered by this Prospectus are Investor Class shares and have no up-front or deferred sales charges, commissions, or 12b-1 fees. The fund offers one other class of shares to investors, primarily to institutional investors, that has a different fee structure than the Investor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. A difference in total fees will result in different performance for the other classes. For additional information about the classes, see "Further Information About American Century," page 23.


4    TRANSACTION AND OPERATING EXPENSE TABLE      AMERICAN CENTURY INVESTMENTS


                              FINANCIAL HIGHLIGHTS

                                   HIGH-YIELD

  The Financial Highlights for the period presented have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available without charge upon request. The information presented is for a share outstanding throughout the period ended October 31.

                                                                       1997(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period .......................     $    10.00
                                                                 ----------
Income From Investment Operations

  Net Investment Income ....................................           0.06

  Net Unrealized Loss on Investments .......................          (0.09)
                                                                 ----------
Total From Investment Operations ...........................          (0.03)
                                                                 ----------
Distributions

  From Net Investment Income ...............................          (0.06)
                                                                 ----------
Net Asset Value, End of Period .............................     $     9.91
                                                                 ==========
Total Return(2) ............................................          (0.27)%

 RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ..........           0.90%(3)

Ratio of Net Investment Income to Average Net Assets .......           7.39%(3)

Portfolio Turnover Rate ....................................           --

Net Assets, End of Period (in thousands) ...................     $   11,072

(1) September 30, 1997 (inception) through October 31, 1997.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total return is not annualized.

(3) Annualized.


     PROSPECTUS                                     FINANCIAL HIGHLIGHTS      5


                         INFORMATION REGARDING THE FUND

 INVESTMENT POLICIES OF THE FUND

    The fund has adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objective of the fund identified on page 2 of this Prospectus, and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The fund has implemented additional investment policies and practices to guide its activities in the pursuit of its investment objective. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval. For an explanation of the securities ratings referred to in the following discussion, see "An Explanation of Fixed Income Securities Ratings" in the Statement of Additional Information.

INVESTMENT STRATEGY


    The fund seeks high current income by investing in a diversified portfolio of high-yielding corporate bonds, debentures and notes. As a secondary objective, the fund seeks capital appreciation, but only when consistent with the primary objective of maximizing current income. The fund invests primarily in lower-rated debt securities, which are subject to greater credit risk and consequently offer higher yield. Securities of this type are subject to substantial risks including price volatility, liquidity risk and default risk. You should carefully assess the risks associated with an investment in the fund


    Under normal market conditions, the fund will maintain at least 80% of the value of its total assets in high-yielding corporate bonds, other debt instruments (including income-producing convertible and preferred securities) denominated in U.S. dollars or foreign currencies. Up to 40% of the fund's total assets may be invested in fixed income obligations of foreign issuers, and up to 20% of its total assets may be invested in common stock or other equity-related securities, excluding convertible and preferred securities. The fund is not restricted in the amount of income-producing convertible and preferred securities it is allowed to own. Under normal market conditions, the fund may invest up to 20% of its assets, and for temporary defensive purposes, up to 100% of its assets, in short-term money market instruments.

HIGH-YIELD AND CORPORATE BONDS

    The securities purchased by the fund generally will be rated in the lower rating categories of recognized rating agencies, as low as Caa by Moody's Investors Service, Inc. ("Moody's") or D by Standard & Poor's Ratings Group ("S&P"), or in unrated securities that the manager deems of comparable quality. The fund may hold securities with higher ratings when the yield differential between low-rated and higher-rated securities narrows and the risk of loss may be reduced substantially with only a relatively small reduction in yield.

    Issuers of high-yield securities are more vulnerable to real or perceived economic changes (such as an economic downturn or a prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing. In the event of a default, the fund would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

    The market for lower quality securities is generally less liquid than the market for higher quality securities. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower quality securities. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, the manager may elect to treat such securities as unrated debt.


6      INFORMATION REGARDING THE FUND         AMERICAN CENTURY INVESTMENTS


    The fund will not purchase securities rated lower than B by both Moody's and S&P unless, immediately after such purchase, no more than 10% of its total assets are invested in such securities.

ZERO-COUPON, STEP-COUPON AND PAY-IN-KIND SECURITIES

    The fund may invest in zero-coupon, step-coupon and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount and other noncash income on such securities accrued during that year. In order to continue to qualify for treatment as a "regulated investment company" under the Internal Revenue Code and avoid certain excise tax, the fund may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements. For further information about taxes, see "Taxes" on page 20.

CONVERTIBLE SECURITIES

    Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

FOREIGN SECURITIES

    The fund may invest in the securities of foreign issuers, including foreign governments, when these securities meet its standards of selection. Securities of foreign issuers may trade in the U.S. or foreign securities markets.

    Investments in foreign securities may present certain risks, including those resulting from fluctuations in currency exchange rates, future political and economic developments, clearance and settlement risk, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers.

    Because most foreign securities are denominated in non-U.S. currencies, the investment performance of the fund could be affected by changes in foreign currency exchange rates. The value of the fund's assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other political and economic conditions.

    The fund may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options and futures transactions for hedging or any other lawful purpose. (See "Derivative Securities" on page 9.)

    The fund may invest up to 40% of its total assets in the securities of foreign issuers.


     PROSPECTUS                           INFORMATION REGARDING THE FUND      7


LOAN INTERESTS

    The fund may invest a portion of its assets in loan interests, which are interests in amounts owed by a corporate, governmental or other borrower to lenders or lending syndicates. Loan interests purchased by the fund may have a maturity of any number of days or years, and may be acquired from U.S. and foreign banks, insurance companies, finance companies or other financial institutions that have made loans or are members of a lending syndicate or from the holders of loan interests. Loan interests involve the risk of loss in case of default or bankruptcy of the borrower and, in the case of participation interests, involve a risk of insolvency of the agent lending bank or other financial intermediary. Loan interests are not rated by any NRSROs and are, at present, not readily marketable and may be subject to contractual restrictions on resale.

MONEY MARKET INSTRUMENTS

    As noted, the fund may invest in the following short-term money market instruments:

    (1) Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities;

    (2) Commercial Paper;

    (3) Certificates of Deposit and Euro Dollar Certificates of Deposit;

    (4) Bankers' Acceptances;

    (5) Short-term notes, bonds, debentures, or other debt instruments; and

    (6) Repurchase agreements.

    The fund may invest up to 20% of its assets, and for temporary defensive purposes as determined by the manager, up to 100% of its assets in short-term money market instruments.

UNITED STATES GOVERNMENT SECURITIES

    The government securities in which the fund may invest include: (1) direct obligations of the United States, such as Treasury bills, notes and bonds, which are supported by the full faith and credit of the United States, and (2) obligations (including mortgage-related securities) issued or guaranteed by agencies and instrumentalities of the U.S. government that are established under an act of Congress. The securities of some of these agencies and instrumentalities, such as the Government National Mortgage Association, are guaranteed as to principal and interest by the U.S. Treasury, and other securities are supported by the right of the issuer, such as the Federal Home Loan Banks, to borrow from the Treasury. Other obligations, including those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality.

FUNDAMENTALS OF FIXED-INCOME INVESTING

    Over time, the level of interest rates available in the marketplace changes. As prevailing rates fall, the prices of bonds and other securities that trade on a yield basis rise. On the other hand, when prevailing interest rates rise, bond prices fall.

    Generally, the longer the maturity of a debt security, the higher its yield and the greater its price volatility. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

    These factors operating in the marketplace have a similar impact on bond portfolios. A change in the level of interest rates causes the net asset value per share of any bond fund, except money market funds, to change. If sustained over time, it would also have the impact of raising or lowering the yield of the fund.

    In addition to the risk arising from fluctuating interest rate levels, debt securities are subject to credit risk. When a security is purchased, its anticipated yield is dependent on the timely payment by the borrower of each interest and principal installment.

    Credit analysis and resultant bond ratings take into account the relative likelihood that such timely payment will occur. As a result, lower-rated bonds, such as those in which the fund invests, tend to sell at higher yield levels than top-rated bonds of similar maturity.

   AUTHORIZED CREDIT QUALITY RANGES

Denotes authorized quality:         AAA
                                    A-1
                                    P-1
                                  MIG-1
                                   SP-1
                                     AA
                                      A
                                    A-2
                                    P-2
                                  MIG-2
                                   SP-2
                                    BBB
                                    A-3
                                    P-3
                                  MIG-3
                                   SP-3
                                     BB
                                      B
                                    CCC
                                     CC
                                      C
                                      D

Denotes expected quality
range of at least 80%
of total assets of the fund:        A-2
                                    P-2
                                  MIG-2
                                   SP-2
                                    BBB
                                    A-3
                                    P-3
                                  MIG-3
                                   SP-3
                                     BB
                                      B
                                    CCC

    In addition, as economic, political and business developments unfold, these lower-quality bonds, which possess lower levels of protection with regard to timely payment, usually exhibit more price fluctuation than do higher-quality bonds of like maturity.


8      INFORMATION REGARDING THE FUND         AMERICAN CENTURY INVESTMENTS


    The investment practices of the fund take into account these relationships. The intermediate- to long- term maturity and the lower asset quality of the fund have implications for the degree of price volatility and the yield level to be expected from an investment in the fund. Investors should be aware that the fund has higher price volatility potential and higher yield potential than funds that invest in higher-quality debt securities.

OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS
AND RISKS

    For additional information, see "Additional Investment Restrictions" in the Statement of Additional Information.

PORTFOLIO TURNOVER


    The portfolio turnover rate of the fund is shown in the financial information on page 5 of this Prospectus.


    Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to the fund's objectives. The manager believes that the rate of portfolio turnover is irrelevant when it determines a change is in order to achieve those objectives and accordingly, the annual portfolio turnover rate cannot be anticipated.

    The portfolio turnover of the fund may be higher than other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost that the fund pays directly. Portfolio turnover may also affect the character of capital gains, if any, realized and distributed by the fund since short-term capital gains are taxable as ordinary income.

DERIVATIVE SECURITIES

    To the extent permitted by its investment objectives and policies, the fund may invest in securities that are commonly referred to as "derivative" securities. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Certain derivative securities are more accurately described as "index/ structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators ("reference indices").

    Some   "derivatives"  such  as   mortgage-related   and  other  asset-backed
securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

    There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

    The fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund. For example, a bond whose interest rate is indexed to the return on two-year treasury securities would be a permissible investment (assuming it otherwise meets the other requirements for the funds), while a security whose underlying value is linked to the price of oil would not be a permissible investment because the funds may not invest in oil and gas leases or futures.

    The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

    There  are  a  range  of  risks  associated  with  derivative   investments,
including:

    * the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio manager anticipates;

    * the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;

    * the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund's initial investment; and

    *   the risk that the counterparty will fail to perform its obligations.

    The  Board  of  Directors  has  approved  the  manager's   policy  regarding
investments in derivative securities. That policy specifies factors that must be considered


        PROSPECTUS                        INFORMATION REGARDING THE FUND       9


in connection with a purchase of derivative securities. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made. The manager will report on fund activity in derivative securities to the Board of Directors as necessary. In addition, the Board will review the manager's policy for investments in derivative securities annually.

COVERED CALL OPTIONS

    The fund may write call options on securities. The fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options. A call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period. Thus, the purchaser of a call option written by the fund has the right to purchase from the fund the underlying security owned by the fund at the agreed-upon price for a specified time period

    Upon the exercise of a call option written by the fund, the fund may suffer a loss equal to the excess of the security's market value at the time of the option exercise over the fund's acquisition cost of the security, less the premium received for writing the option.

    The fund will write only covered options. Accordingly, whenever the fund writes a call option, it will continue to own or have the present right to acquire the underlying security for as long as it remains obligated as the writer of the option.

    The fund may engage in a closing purchase transaction to realize a profit or to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, the fund would purchase, prior to the holder's exercise of an option the fund has written, an option of the same series as that on which the fund desires to terminate its obligation. The obligation of the fund under an option it has written would be terminated by a closing purchase transaction, but the fund would not be deemed to own an option as the result of the transaction. There can be no assurance the fund will be able to effect closing purchase transactions at a time when it wishes to do so. To facilitate closing purchase transactions, however, the fund ordinarily will write options only if a secondary market for the options exists on a domestic securities exchange or in the over-the-counter market.


WHEN-ISSUED SECURITIES

    The fund may sometimes purchase new issues of securities on a when-issued basis without the limit when, in the opinion of the manager, such purchases will further the investment objectives of the fund. The price of when-issued securities is established at the time commitment to purchase is made. Delivery of and payment for these securities typically occurs 15 to 45 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of each security may decline prior to delivery, which could result in a loss to the fund. A separate account for the fund consisting of cash or high-quality liquid debt securities in an amount at least equal to the when-issued commitments will be established and maintained with the custodian. No income will accrue to the fund prior to delivery.

RULE 144A SECURITIES

    The fund may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the fund's criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.

    With respect to securities eligible for resale under Rule 144A, the staff of the Securities and Exchange Commission has taken the position that the liquidity of such securities in the portfolio of the fund offering redeemable securities is a question of fact for the Board of Directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. The staff also acknowledges that, while the Board retains ultimate responsibility, it may delegate this function to the manager. Accordingly, the Board has established guidelines and procedures for determining the liquidity of Rule 144A securities and has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the manager. The


10     INFORMATION REGARDING           THE FUND AMERICAN CENTURY INVESTMENTS


Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

    Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and the fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the fund's manager will consider appropriate remedies to minimize the effect on the fund's liquidity.

    The fund may not invest more than 15% of its assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of fund shares).


INVESTMENTS IN COMPANIES WITH  LIMITED OPERATING HISTORY

    The fund may invest in the securities of issuers with limited operating history. The manager considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation.

    Investments in securities of issuers with limited operating history may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating history and financial information upon which the manager may base its investment decision on behalf of the fund. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

    High-Yield will not invest more than 15% of its total assets in the securities of issuers with less than a three- year operating history. The manager will consider periods of capital formation, incubation, consolidation, and research and development in determining whether a particular issuer has a record of three years of continuous operation.

INTEREST RATE FUTURES CONTRACTS AND OPTIONS THEREON

    The fund may buy and sell interest rate futures contracts relating to debt securities ("debt futures," i.e., futures relating to debt securities, and "bond index futures," i.e., futures relating to indexes on types or groups of bonds) and write and buy put and call options relating to interest rate futures contracts.

    For options sold, the fund will segregate cash or high-quality debt securities equal to the value of securities underlying the option unless the option is otherwise covered.

    The fund will deposit in a segregated account with its custodian bank appropriate debt obligations or equity securities in an amount equal to the fluctuating market value of long futures contracts it has purchased, less any margin deposited on its long position. It may hold cash or acquire such debt obligations for the purpose of making these deposits.

    The fund will purchase or sell futures contracts and options thereon only for the purpose of hedging against changes in the market value of its portfolio securities or changes in the market value of securities that it may wish to include in its portfolio. The fund will enter into future and option transactions only to the extent that the sum of the amount of margin deposits on its existing futures positions and premiums paid for related options do not exceed 5% of its assets.

    Since futures contracts and options thereon can replicate movements in the cash markets for the securities in which the fund invests without the large cash investments required for dealing in such markets, they may subject the fund to greater and more volatile risks than might otherwise be the case. The principal risks related to the use of such instruments are (1) the offsetting correlation between movements in the market price of the portfolio investments (held or intended) being hedged and in the price of the futures contract or option may be imperfect; (2) possible lack of a liquid secondary market for closing out futures or option positions; (3) the need for additional portfolio management skills and techniques; and (4) losses due to unanticipated market price movements. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the securities being hedged. Such equal price changes are not always possible because the investment underlying the hedging instrument may not be the same investment that is being hedged.

    The manager will attempt to create a closely correlated hedge but hedging activity may not be completely successful in eliminating market value fluctuation. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion.


        PROSPECTUS                        INFORMATION REGARDING THE FUND      11


    Due to the possibility of distortion, a correct forecast of general interest rate trends by the manager may still not result in a successful transaction. The manager may be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place.

PERFORMANCE ADVERTISING

    From time to time, the fund may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return and yield. Performance data may be quoted separately for the Investor Class and for the other classes.

    Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the fund's cumulative total return over the same period if the fund's performance had remained constant throughout.

    A quotation of yield reflects the fund's income over a stated period expressed as a percentage of the fund's share price. Yield is calculated by adding over a 30-day (or one-month) period all interest and dividend income (net of fund expenses) calculated on each day's market values, dividing this sum by the average number of fund shares outstanding during the period, and expressing the result as a percentage of the fund's share price on the last day of the 30-day (or one-month) period. The percentage is then annualized. Capital gains and losses are not included in the calculation.

    Yields are calculated according to accounting methods that are standardized in accordance with SEC rules for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, the fund's yield may not equal the income paid on your shares or the income reported in the fund's financial statements.

    The fund may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services or Donoghue's Money Fund Report) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, fund performance may be compared to well-known indices of market performance including the Donoghue's Money Fund Average and the Bank Rate Monitor National Index of 2-1/2-year CD rates. Fund performance may also be compared, on a relative basis, to other funds in our fund family. This relative comparison, which may be based upon historical or expected fund performance, volatility or other fund characteristics, may be presented numerically, graphically or in text. Fund performance may also be combined or blended with other funds in our fund family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.

    All performance information advertised by the fund is historical in nature and is not intended to represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.


12      INFORMATION REGARDING THE FUND         AMERICAN CENTURY INVESTMENTS


                               HOW TO INVEST WITH
                          AMERICAN CENTURY INVESTMENTS

AMERICAN CENTURY INVESTMENTS

    The fund offered by this Prospectus is a part of the American Century Investments family of mutual funds. Our family provides a full range of investment opportunities, from the aggressive equity growth funds in our Twentieth Century Group, to the fixed income funds in our Benham Group, to the moderate risk and specialty funds in our American Century Group. Please call 1-800-345-2021 for a brochure or prospectuses for the other funds in the American Century Investments family.


    To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If you would like additional copies of financial reports and prospectuses or separate mailing of account statements, please call us.


 INVESTING IN AMERICAN CENTURY

    The following section explains how to invest in American Century, including purchases, redemptions, exchanges and special services. You will find more detail about doing business with us by referring to the Investor Services Guide that you will receive when you open an account.

    If you own or are considering purchasing fund shares through an employer-sponsored retirement plan or through a bank, broker-dealer or other financial intermediary, the following sections, as well as information contained in our Investor Services Guide, may not apply to you. Please read "Employer-Sponsored Retirement Plans and Institutional Accounts," page 18.

HOW TO OPEN AN ACCOUNT

    To open an account, you must complete and sign an application, furnishing your taxpayer identification number. (You must also certify whether you are subject to withholding for failing to report income to the IRS.) Investments received without a certified taxpayer identification number will be returned.

    The minimum investment is $2,500 ($1,000 for IRAs).

    The minimum investment requirements may be different for some types of retirement accounts. Call one of our Investor Services Representatives for information on our retirement plans, which are available for individual investors or for those investing through their employers.

    Please note: If you register your account as belonging to multiple owners (e.g., as joint tenants), you must provide us with specific authorization on your application in order for us to accept written or telephone instructions from a single owner. Otherwise, all owners will have to agree to any transactions that involve the account (whether the transaction request is in writing or over the telephone).

    You may invest in the following ways:

BY MAIL

    Send a completed application and check or money order payable in U.S. dollars to American Century Investments.

BY WIRE

    You may make your initial  investment by wiring funds.  To do so, call us or
mail  a  completed   application  and  provide  your  bank  with  the  following information:

(a)  RECEIVING BANK AND ROUTING NUMBER:
   Commerce Bank, N.A. (101000019)

(a)  BENEFICIARY (BNF):
    American Century Services Corporation
    4500 Main St., Kansas City, Missouri 64111

(a)  BENEFICIARY ACCOUNT NUMBER (BNF ACCT):
    2804918

(a)  REFERENCE FOR BENEFICIARY (RFB):
   American Century account number into which you are investing. If more than one, leave blank and see Bank to Bank Information below.

(a)  ORIGINATOR TO BENEFICIARY (OBI):
   Name and address of owner of account into which you are investing.


     PROSPECTUS          HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS     13



(a)  BANK TO BANK INFORMATION
    (BBI OR FREE FORM TEXT):
    *    Taxpayer identification or Social Security number
    * If more than one account, account numbers and amount to be invested in each account.
    * Current tax year, previous tax year or rollover designation if an IRA. Specify whether Traditional IRA, Roth IRA, Education IRA, SEP-IRA, SARSEP-IRA, SIMPLE Employer or SIMPLE Employee.


BY EXCHANGE

    Call 1-800-345-2021 from 7 a.m. to 7 p.m. Central time to get information on opening an account by exchanging from another American Century account. See this page for more information on exchanges.

IN PERSON

    If you prefer to work with a representative in person, please visit one of our Investor Centers, located at:

    4500 Main Street
    Kansas City, Missouri 64111

    4917 Town Center Drive
    Leawood, Kansas 66211

    1665 Charleston Road
    Mountain View, California 94043

    2000 S. Colorado Blvd.
    Denver, Colorado 80222

SUBSEQUENT INVESTMENTS

    Subsequent investments may be made by an automatic bank, payroll or government direct deposit (see "Automatic Investment Plan," this page) or by any of the methods below. The minimum investment requirement for subsequent investments: $250 for checks submitted without the investment slip portion of a previous statement or confirmation, $50 for all other types of subsequent investments.

BY MAIL


    When making subsequent investments, enclose your check with the investment slip portion of a previous statement or confirmation. If the investment slip is not available, indicate your name, address and account number on your check or a separate piece of paper. (Please be aware that the investment minimum for subsequent investments is higher without an investment slip.)


BY TELEPHONE

    Once your account is open, you may make investments by telephone if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account. You may call an Investor Services Representative or use our Automated Information Line.

BY ONLINE ACCESS

    Once your account is open, you may make investments online if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account.

BY WIRE

    You may make subsequent investments by wire. Follow the wire transfer instructions on page 13 and indicate your account number.

IN PERSON

    You may make subsequent investments in person at one of our Investor Centers. The locations of our four Investor Centers are listed on this page.

AUTOMATIC INVESTMENT PLAN

    You may elect on your application to make investments automatically by authorizing us to draw on your bank account regularly. Such investments must be at least the equivalent of $50 per month. You also may choose an automatic payroll or government direct deposit. If you are establishing a new account, check the appropriate box under "Automatic Investments" on your application to receive more information. If you would like to add a direct deposit to an existing account, please call one of our Investor Services Representatives.

HOW TO EXCHANGE FROM ONE ACCOUNT TO ANOTHER

    As long as you meet any minimum investment requirements, you may exchange your fund shares to our other funds up to six times per year per account. An exchange request will be processed as of the same day it is received if it is received before the funds' net asset values are calculated, which is one hour prior to the close of the New York Stock Exchange for funds issued by the American Century Target Maturities


14 HOW TO INVEST WITH AMERICAN CENTURY  INVESTMENTS AMERICAN CENTURY INVESTMENTS


Trust, and at the close of the Exchange for all of our other funds. See "When Share Price is Determined," page 19.

    For any single exchange, the shares of each fund being acquired must have a value of at least $100. However, we will allow investors to set up an Automatic Exchange Plan between any two funds in the amount of at least $50 per month. See our Investor Services Guide for further information about exchanges.

BY MAIL

    You may direct us in writing to exchange your shares from one American Century account to another. For additional information, please see our Investor Services Guide.

BY TELEPHONE

    You may make exchanges over the telephone (either with an Investor Services Representative or using our Automated Information Line -- see page 16) if you have authorized us to accept telephone instructions. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-2021 to receive the appropriate form.

BY ONLINE ACCESS

    You can make exchanges online if you have authorized us to accept instructions over the Internet. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-2021 to get the appropriate form.

HOW TO REDEEM SHARES

    We will redeem or "buy back" your shares at any time. Redemptions will be made at the next net asset value determined after a completed redemption request is received.

    Please note that a request to redeem shares in an IRA or 403(b) plan must be accompanied by an executed IRS Form W4-P and a reason for withdrawal as specified by the IRS.

BY MAIL

    Your written instructions to redeem shares may be made either by a redemption form, which we will send you upon request, or by a letter to us. Certain redemptions may require a signature guarantee. Please see "Signature Guarantee," page 16.

BY TELEPHONE

    If you have authorized us to accept telephone instructions, you may redeem your shares by calling an Investor Services Representative.

BY CHECK-A-MONTH

    If you have at least a $10,000 balance in your account, you may redeem shares by Check-A-Month. A Check-A-Month plan automatically redeems enough shares each month to provide you with a check in an amount you choose (minimum $50). To set up a Check-A-Month plan, please call and request our Check-A-Month brochure.

OTHER AUTOMATIC REDEMPTIONS

    If you have at least a $10,000 balance in your account, you may elect to make redemptions automatically by authorizing us to send funds to you or your account at a bank or other financial institution. To set up automatic redemptions, call one of our Investor Services Representatives.

REDEMPTION PROCEEDS

    Please note that shortly after a purchase of shares is made by check or electronic draft (also known as an ACH draft) from your bank, we may wait up to 15 days or longer to send redemption proceeds (to allow your purchase funds to clear). No interest is paid on the redemption proceeds after the redemption is processed but before your redemption proceeds are sent.

    Redemption proceeds may be sent to you in one of the following ways:

BY CHECK

    Ordinarily, all redemption checks will be made payable to the registered owner of the shares and will be mailed only to the address of record. For more information, please refer to our Investor Services Guide.

BY WIRE AND ACH

    You may authorize us to transmit redemption proceeds by wire or ACH. These services will be effective 15 days after we receive the authorization.

    Your bank will usually receive wired funds within 48 hours of transmission. Funds transferred by ACH may be received up to seven days after transmission. Wired funds are subject to a $10 fee to cover bank wire charges, which is deducted from redemption


      PROSPECTUS          HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS    15


proceeds. Once the funds are transmitted, the time of receipt and the funds' availability are not under our control.

REDEMPTION OF SHARES IN LOW-BALANCE ACCOUNTS

    Whenever the shares held in an account have a value of less than the required minimum, a letter will be sent advising you of the necessity of bringing the value of the shares held in the account up to the minimum. If action is not taken within 90 days of the letter's date, the shares held in the account will be redeemed and the proceeds from the redemption will be sent by check to your address of record. We reserve the right to increase the investment minimums.

SIGNATURE GUARANTEE

    To protect your accounts from fraud, some transactions will require a signature guarantee. Which transactions will require a signature guarantee will depend on which service options you elect when you open your account. For example, if you choose "In Writing Only," a signature guarantee will be required when:

    *    redeeming more than $25,000; or

    * establishing or increasing a Check-A-Month or automatic transfer on an existing account.

    You may obtain a signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

    For a more in-depth explanation of our signature guarantee policy, or if you live outside the United States and would like to know how to obtain a signature guarantee, please consult our Investor Services Guide.

    We reserve the right to require a signature guarantee on any transaction, or to change this policy at any time.

SPECIAL SHAREHOLDER SERVICES

    We offer several service options to make your account easier to manage. These are listed on the account application. Please make note of these options and elect the ones that are appropriate for you. Be aware that the "Full Services" option offers you the most flexibility. You will find more information about each of these service options in our Investor Services Guide.

    Our special shareholder services include:

AUTOMATED INFORMATION LINE

    We offer an Automated Information Line, 24 hours a day, seven days a week, at 1-800-345-8765. By calling the Automated Information Line, you may listen to fund prices, yields and total return figures. You may also use the Automated Information Line to make investments into your accounts (if we have your bank information on file) and obtain your share balance, value and most recent transactions. If you have authorized us to accept telephone instructions, you also may exchange shares from one fund to another via the Automated Information Line. Redemption instructions cannot be given via the Automated Information Line.

ONLINE ACCOUNT ACCESS

    You may contact us 24 hours a day, seven days a week at www.americancentury.com to access daily share prices, receive updates on major market indexes and view historical performance of your funds. If you select "Full Services" on your applications, you can use your personal access code and Social Security number to view your account balances and account activity, make subsequent investments from your bank account or exchange shares from one fund to another.

OPEN ORDER SERVICE

    Through our open order service, you may designate a price at which to buy shares of a variable-priced fund by exchange from one of our money market funds, or a price at which to sell shares of a variable-priced fund by exchange to one of our money market funds. The designated purchase price must be equal to or lower, or the designated sale price equal to or higher, than the variable-priced fund's net asset value at the time the order is placed. If the designated price is met within 90 calendar days, we will execute your exchange order automatically at that price (or better). Open orders not executed within 90 days will be canceled.

    If the fund you have selected deducts a distribution from its share price, your order price will be adjusted accordingly so the distribution does not inadvertently trigger an open order transaction on your behalf. If you close or re-register the account from which the shares are to be redeemed, your open order will be canceled.


16 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


    Because of their time-sensitive nature, open order transactions are accepted only by telephone or in per-son. These transactions are subject to exchange limitations described in each fund's prospectus, except that orders and cancellations received before 2 p.m. Central time are effective the same day, and orders or cancellations received after 2 p.m. Central time are effective the next business day.

TAX-QUALIFIED RETIREMENT PLANS

    The fund is available for your tax-deferred retirement plan. Call or write us and request the appropriate forms for:

    *    Individual Retirement Accounts (IRAs);

    * 403(b) plans for employees of public school systems and non-profit organizations; or

    * Profit sharing plans and pension plans for corporations and other employers.

    If your IRA and 403(b) accounts do not total $10,000, each account is subject to an annual $10 fee, up to a total of $30 per year.

    You can also transfer your tax-deferred plan to us from another company or custodian. Call or write us for a Request to Transfer form.

IMPORTANT POLICIES REGARDING YOUR INVESTMENTS

    Every account is subject to policies that could affect your investment. Please refer to the Investor Services Guide for further information about the policies discussed below, as well as further detail about the services we offer.

  (1) We reserve the right for any reason to suspend the offering of shares for a period of time, or to reject any specific purchase order (including purchases by exchange). Additionally, purchases may be refused if, in the opinion of the manager, they are of a size that would disrupt the management of the fund.

  (2) We reserve the right to make changes to any stated investment requirements, including those that relate to purchases, transfers and redemptions. In addition, we may also alter, add to or terminate any investor services and privileges. Any changes may affect all shareholders or only certain series or classes of shareholders.

  (3) Shares being acquired must be qualified for sale in your state of residence.

  (4) Transactions requesting a specific price and date, other than open orders, will be refused. Once you have mailed or otherwise transmitted your transaction instructions to us, they may not be modified or canceled.

  (5) If a transaction request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, we will require evidence satisfactory to us of the authority of the individual making the request.

  (6) We have established procedures designed to assure the authenticity of instructions received by telephone. These procedures include requesting personal identification from callers, recording telephone calls, and providing written confirmations of telephone transactions. These procedures are designed to protect shareholders from unauthorized or fraudulent instructions. If we do not employ reasonable procedures to confirm the genuineness of instructions, then we may be liable for losses due to unauthorized or fraudulent instructions. The company, its transfer agent and investment advisor will not be responsible for any loss due to instructions they reasonably believe are genuine.

  (7)    All   signatures   should  be  exactly  as  the  name  appears  in  the
         registration. If the owner's name appears in the registration as Mary Elizabeth Jones, she should sign that way and not as Mary E. Jones.

  (8) Unusual stock market conditions have in the past resulted in an increase in the number of shareholder telephone calls. If you experience difficulty in reaching us during such periods, you may send your transaction instructions by mail, express mail or courier service, or you may visit one of our Investor Centers. You may also use our Automated Information Line if you have requested and received an access code and are not attempting to redeem shares.


     PROSPECTUS          HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS     17


  (9) If you fail to provide us with the correct certified taxpayer identification number, we may reduce any redemption proceeds by $50 to cover the penalty the IRS will impose on us for failure to report your correct taxpayer identification number on information reports.

  (10) We will perform special inquiries on shareholder accounts. A research fee of $15 per hour may be applied.

REPORTS TO SHAREHOLDERS

    At the end of each calendar quarter, we will send you a consolidated statement that summarizes all of your American Century holdings, as well as an individual statement for each fund you own that reflects all year-to-date activity in your account. You may request a statement of your account activity at any time.

    With the exception of most automatic transactions, each time you invest, redeem, transfer or exchange shares, we will send you a confirmation of the transaction. See the Investor Services Guide for more detail.

    Carefully review all the information relating to transactions on your statements and confirmations to ensure that your instructions were acted on properly. Please notify us immediately in writing if there is an error. If you fail to provide notification of an error with reasonable promptness, i.e., within 30 days of non-automatic transactions or within 30 days of the date of your consolidated quarterly statement, in the case of automatic transactions, we will deem you to have ratified the transaction.

    No later than January 31 of each year, we will send you reports that you may use in completing your U.S. income tax return. See the Investor Services Guide for more information.

    Each year, we will send you an annual and a semi-annual report relating to your fund, each of which is incorporated herein by reference. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semi-annual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You also will receive an updated prospectus at least once each year. Please read these materials carefully, as they will help you understand your fund.

EMPLOYER-SPONSORED RETIREMENT PLANS AND
INSTITUTIONAL ACCOUNTS

    Information   contained  in  our  Investor   Services   Guide   pertains  to
shareholders who invest directly with American Century rather than through an employer-sponsored retirement plan or through a financial intermediary.

    If you own or are considering purchasing fund shares through an employer-sponsored retirement plan, your ability to purchase shares of the fund, exchange them for shares of other American Century funds, and redeem them will depend on the terms of your plan.

    If you own or are considering purchasing fund shares through a bank, broker-dealer, insurance company or other financial intermediary, your ability to purchase, exchange and redeem shares will depend on your agreement with, and the policies of, such financial intermediary.

    You may reach one of our Institutional Service Representatives by calling 1-800-345-3533 to request information about our funds and services, to obtain a current prospectus or to get answers to any questions about our funds that you are unable to obtain through your plan administrator or financial intermediary.


18 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


                     ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE

WHEN SHARE PRICE IS DETERMINED

    The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of the fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds, except funds issued by the American Century Target Maturities Trust, net asset value is determined as of the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. The net asset values for Target Maturities funds are determined one hour prior to the close of the Exchange.


    Investments and requests to redeem or exchange shares will receive the share price next determined after we receive your investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares of the fund received by us or one of our agents or designees before the time as of which the net asset value of the fund is determined, are effective on, and receive the price determined on, the next day the Exchange is open.


    Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the close of business on the Exchange.

    Investments by telephone pursuant to your prior authorization to us to draw on your bank account are considered received at the time of your telephone call. Investment and transaction instructions received by us on any business day by mail prior to the time as of which the net asset value is determined, are effective on, and will receive the price determined, that day. Investments and instructions received after that time will receive the price determined on the next business day.

    If you invest in fund shares through an employer-sponsored retirement plan or other financial intermediary, it is the responsibility of your plan recordkeeper or financial intermediary to transmit your purchase, exchange and redemption request to the fund's transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the fund's procedures or any contractual arrangement with the funds or the fund's distributor in order for you to receive that day's price.


    We have contractual relationships with certain financial intermediaries in which such intermediaries represent that they have systems to track the time at which investment orders are received and to segregate orders received at different times. Based on these representations, the fund has authorized such intermediaries and their designees to accept purchase and redemption orders on the fund's behalf up to the applicable cut-off time. The fund will be deemed to have received such orders upon acceptance by the duly authorized intermediary, and such orders will be priced at the fund's net asset value next determined after acceptance on the fund's behalf by such intermediary.


HOW SHARE PRICE IS DETERMINED

    The valuation of assets for determining net asset value may be summarized as follows: The portfolio securities of the fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment


     PROSPECTUS                   ADDITIONAL INFORMATION YOU SHOULD KNOW     19


dealers in accordance with procedures established by the Board of Directors

    The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the New York Stock Exchange, if that is earlier. That value is then converted to dollars at the prevailing foreign exchange rate.

    Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the New York Stock Exchange is open. If an event were to occur after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, then that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    Trading of these securities in foreign markets may not take place on every New York Stock Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the New York Stock Exchange is not open and on which the fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of the fund's portfolio may be affected on days when shares of the fund may not be purchased or redeemed.

WHERE TO FIND INFORMATION ABOUT SHARE PRICE

    The net asset value of the Investor Class of the fund offered by this Prospectus is published in leading newspapers daily. Net asset values may also be obtained by calling us or by accessing our Web site (www.americancentury.com).

DISTRIBUTIONS

    At the close of each day,  including  Saturdays,  Sundays and holidays,  net income of the fund is determined and declared as a distribution. The distribution will be paid monthly on the last Friday of each month except for year-end distributions, which will be paid on the last business day of the year.

You will begin to participate in the distributions the day after your purchase is effective. See "When Share Price is Determined," page 19. If you redeem shares, you will receive the distribution declared for the day of the redemption. If all shares are redeemed, the distribution on the redeemed shares will be included with your redemption proceeds.

    Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code and Regulations, in all events in a manner consistent with the provisions of the Investment Company Act.


    Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders investing through taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after a purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares held in certain IRAs and 403(b) plans paid in cash only if you are at least 59-1/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date. Please consult our Investor Services Guide for further information regarding your distribution options.


TAXES

    The fund has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income taxes.

TAX-DEFERRED ACCOUNTS

    If fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan, income and capital gains distributions paid by the fund will generally not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis.

    Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan administrator, your plan's summary plan description,


20     ADDITIONAL INFORMATION YOU SHOULD KNOW      AMERICAN CENTURY INVESTMENTS


or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals or distributions from the plan.

TAXABLE ACCOUNTS


    If fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income. The dividends from net income of the fixed income funds do not qualify for the 70% dividends-received deduction for corporations since they are derived from interest income. Distributions from gains on assets held greater than 12 months but no more than 18 months (28% rate gain) and/or assets held greater than 18 months (20% rate gain) are taxable as long-term gains regardless of the length of time you have held the shares. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain (28% or 20% rate gain) to you with respect to such shares.

    Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) will not have increased. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains (28% and/or 20% rate gain).


    In January of the year following the distribution, if you own shares in a taxable account, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes. Distributions may also be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when the fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

    If you have not complied with certain provisions of the Internal Revenue Code and Regulations, we are required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous underreporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed, and is not refundable.


    Redemption of shares of the fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders will generally recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be considered long-term subject to tax at a maximum rate of 28% (28% rate gain/loss) if shareholders have held such shares for a period of more than 12 months but no more than 18 months and long-term subject to tax at a maximum rate of 20%, minimum of 10% (20% rate gain/loss) if shareholders have held such shares for a period of more than 18 months. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.


MANAGEMENT

INVESTMENT MANAGEMENT

    Under the laws of the State of Maryland, the Board of Directors is responsible for managing the business


     PROSPECTUS                   ADDITIONAL INFORMATION YOU SHOULD KNOW     21


and affairs of the fund. Acting pursuant to an investment management agreement entered into with the fund, American Century Investment Management, Inc. serves as the investment manager of the fund. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.

    The manager supervises and manages the investment portfolio of the fund and directs the purchase and sale of its investment securities. It utilizes teams of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the fund. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the fund's portfolio as they deem appropriate in pursuit of the fund's investment objective. Individual portfolio manager members of the teams may also adjust portfolio holdings of the fund as necessary between team meetings.

    The portfolio manager members of the teams managing the fund described in this Prospectus and their work experience for the last five years are as follows:


    NORMAN E. HOOPS, Senior Vice President and Portfolio Manager, joined American Century as Vice President and Portfolio Manager in November 1989. In April 1993, he became Senior Vice President.


    THERESA C. FENNELL, Portfolio Manager, joined American Century in June 1997. Prior to joining American Century, she was an Assistant Portfolio Manager with Smith Barney Mutual Funds Management, Inc.

    The activities of the manager are subject only to directions of the fund's Board of Directors. The manager pays all the expenses of the fund except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.

    For the services provided to the Investor Class of the fund, the manager receives an annual fee at the rate of 0.90% of the average net assets of High-Yield.

    On the first business day of each month, the fund pays a management fee to the manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for the fund by the aggregate average daily closing value of the fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

CODE OF ETHICS

    The fund and the manager have adopted a Code of Ethics, which restricts personal investing practices by employees of the manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the fund's portfolios obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of fund shareholders come before the interests of the people who manage the fund.

TRANSFER AND ADMINISTRATIVE SERVICES

    American Century Services Corporation, 4500 Main Street, Kansas City, Missouri, 64111, acts as transfer agent and dividend-paying agent for the fund. It provides facilities, equipment and personnel to the fund and is paid for such services by the manager.

    Certain recordkeeping and administrative services that would otherwise be performed by the transfer agent may be performed by an insurance company or other entity providing similar services for various retirement plans using shares of the fund as a funding medium, by broker-dealers and financial advisors for their customers investing in shares of American Century or by sponsors of multi mutual fund no- or low-transaction fee programs. The manager or an affiliate may enter into contracts to pay them for such recordkeeping and administrative services out of its unified management fee.

    Although there is no sales charge levied by the fund, transactions in shares of the fund may be executed by brokers or investment advisors who charge a transaction- based fee or other fee for their services. Such charges may vary among broker-dealers and financial advisors, but in all cases will be retained by the broker-dealer or financial advisor


22     ADDITIONAL INFORMATION YOU SHOULD KNOW   AMERICAN CENTURY INVESTMENTS


and not remitted to the fund or the investment manager. You should be aware of the fact that these transactions may be made directly with American Century without incurring such fees.

    From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the manager.

    The manager and transfer agent are both wholly owned by American Century Companies, Inc. James E. Stowers Jr., Chairman of the funds' Board of Directors, controls American Century Companies by virtue of his ownership of a majority of its common stock.


    Pursuant  to  a  Sub-Administration   Agreement  with  the  manager,   Funds
Distributor, Inc. (FDI) serves as the Co-Administrator for the fund. FDI is responsible for (i) providing certain officers of the fund and (ii) reviewing and filing marketing and sales literature on behalf of the fund. The fees and expenses of FDI are paid by the manager out of its unified fee.


DISTRIBUTION OF FUND SHARES


    The fund's shares are distributed by FDI, a registered broker-dealer. FDI is a wholly-owned indirect subsidiary of Boston Institutional Group, Inc. FDI's principal business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109. The Investor Class of shares does not pay any commissions or sales loads to the distributor or any other broker-dealers or financial intermediaries in connection with the distribution of fund shares.

    Investors may open accounts with American Century only through the distributor. All purchase transactions in the fund offered by this Prospectus are processed by the transfer agent, which is authorized to accept any instructions relating to fund accounts. All purchase orders must be accepted by the distributor. All fees and expenses of FDI in acting as distributor for the fund are paid by the manager.


FURTHER INFORMATION ABOUT AMERICAN CENTURY

    American Century Mutual Funds, Inc., the issuer of the fund, was organized as a Maryland corporation on July 2, 1990. The corporation commenced operations on February 28, 1991, the date it merged with Twentieth Century Investors, Inc., a Delaware corporation which had been in business since October 1958. Pursuant to the terms of the Agreement and Plan of Merger dated July 27, 1990, the Maryland corporation was the surviving entity and continued the business of the Delaware corporation with the same officers and directors, the same shareholders and the same investment objectives, policies and restrictions.

    The principal office of the fund is American Century Tower, 4500 Main Street, P.O. Box 419200, Kansas City, Missouri, 64141-6200. All inquiries may be made by mail to that address, or by telephone to 1-800-345-2021 (international calls: 816-531-5575).


    American Century Mutual Funds, Inc. issues 13 series of $.01 par value shares. Each series is commonly referred to as a fund. The assets belonging to each series of shares are held separately by the custodian.


    American Century offers two classes of the fund: an Investor Class and an Advisor Class. The shares offered by this Prospectus are Investor Class shares and have no up-front charges, commissions, or 12b-1 fees.

    The other class of shares is primarily offered to institutional investors or through institutional distribution channels, such as employer-sponsored retirement plans or through banks, broker-dealers, insurance companies or other financial intermediaries. The other class has different fees, expenses, and/or minimum investment requirements than the Investor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. For additional information concerning the other classes of shares not offered by this Prospectus, call us at 1-800-345-3533 or contact a sales representative or financial intermediary who offers those classes of shares.

    Except as described  below, all classes of shares of the fund have identical
voting,  dividend,   liquidation  and  other  rights,  preferences,   terms  and
conditions. The only differences among the various classes are


     PROSPECTUS                   ADDITIONAL INFORMATION YOU SHOULD KNOW     23


(a) each class may be subject to different expenses specific to that class, (b) each class has a different identifying designation or name, (c) each class has exclusive voting rights with respect to matters solely affecting such class and
(d) each class may have different exchange privileges.

    Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except those matters which must be voted on separately by the series or class of shares affected. Matters affecting only one series or class are voted upon only by that series. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of directors can elect all of the directors if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Directors.

    Unless required by the Investment Company Act, it will not be necessary for the fund to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of directors or the appointment of auditors. However, pursuant to the fund's by-laws, the holders of shares representing at least 10% of the votes entitled to be cast may request the fund to hold a special meeting of shareholders. We will assist in the communication with other shareholders.

    WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.


24     ADDITIONAL INFORMATION YOU SHOULD KNOW   AMERICAN CENTURY INVESTMENTS


                                      NOTES


                                                                    NOTES     25


P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

WWW.AMERICANCENTURY.COM

                            [american century logo]
                                    American
                                Century(reg.sm)

9802           [recycled logo]
SH-BKT-11296      Recycled

                                   PROSPECTUS

                            [american century logo]
                                    American
                                Century(reg.sm)


                                  MARCH 1, 1998


                                     BENHAM
                                  GROUP(reg.tm)

                                   High-Yield

ADVISOR CLASS


                          AMERICAN CENTURY INVESTMENTS

                                 FAMILY OF FUNDS

    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                          AMERICAN CENTURY INVESTMENTS
-------------------------------------------------------------------------------
        Benham                American Century           Twentieth Century
         Group                     Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
      High-Yield



                                   PROSPECTUS
                                  MARCH 1, 1998


                                   High-Yield

                                  ADVISOR CLASS

                       AMERICAN CENTURY MUTUAL FUNDS, INC.

    American Century Mutual Funds, Inc. is a part of American Century Investments, a family of funds that includes nearly 70 no-load and low-load mutual funds covering a variety of investment opportunities. One of the funds from our Benham Group that invests primarily in high-yield fixed income or debt instruments is described in this Prospectus. Securities of the type in which the fund invests are subject to substantial risks including price volatility, liquidity risk and default risk. You should carefully assess the risks associated with an investment in the fund. The other funds are described in separate prospectuses.

    The fund shares offered in this Prospectus (the Advisor Class shares) are sold at its net asset value with no sales charges or commissions. The Advisor Class shares are subject to a Rule 12b-1 shareholder services fee and distribution fee as described in this Prospectus.

    The Advisor Class shares are intended for purchase by participants in employer-sponsored retirement or savings plans and for persons purchasing shares through broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative and distribution services.


    This Prospectus gives you information about the fund that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated March 1, 1998, and filed with the Securities and Exchange Commission. It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:


                          AMERICAN CENTURY INVESTMENTS
                      4500 Main Street * P. O. Box 419385
                Kansas City, Missouri 64141-6385 * 1-800-345-3533
                        International calls: 816-531-5575
                     Telecommunications Device for the Deaf:
                   1-800-345-1833 * In Missouri: 816-444-3038
                        Internet: www.americancentury.com

    Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


     PROSPECTUS                                                               1


                        INVESTMENT OBJECTIVE OF THE FUND

 AMERICAN CENTURY-BENHAM HIGH-YIELD FUND

    High-Yield seeks high current income by investing in a diversified portfolio of high-yielding corporate bonds, debentures and notes. As a secondary objective, the fund seeks capital appreciation, but only when consistent with the primary objective of maximizing current income. The fund invests primarily in lower-rated debt securities, which are subject to greater credit risk and consequently offer higher yield. Securities of this type are subject to substantial risks including price volatility, liquidity risk and default risk. You should carefully assess the risks associated with an investment in the fund

  There is no assurance that the fund will achieve its investment objective.

NO PERSON IS AUTHORIZED BY THE FUND TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUND, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


2      INVESTMENT OBJECTIVE                   AMERICAN CENTURY INVESTMENTS


                                TABLE OF CONTENTS


Investment Objective of the Fund ..........................................    2
Transaction and Operating Expense Table ...................................    4
Performance Information of Other Class ....................................    5
INFORMATION REGARDING THE FUND
Investment Policies of the Fund ...........................................    6
Investment Strategy .......................................................    6
   High-Yield and Corporate Bonds .........................................    6
   Zero-Coupon, Step-Coupon and
      Pay-In-Kind Securities ..............................................    7
   Convertible Securities .................................................    7
   Foreign Securities .....................................................    7
   Loan Interests .........................................................    8
   Money Market Instruments ...............................................    8
   United States Government Securities ....................................    8
Fundamentals of Fixed-Income Investing ....................................    8
Other Investment Practices, Their
Characteristics and Risks .................................................    9
   Portfolio Turnover .....................................................    9
   Derivative Securities ..................................................    9
   Covered Call Options ...................................................   10
   When-Issued Securities .................................................   10
   Rule 144A Securities ...................................................   10
   Investments in Companies with
      Limited Operating History ...........................................   11
   Interest Rate Futures Contracts and
      Options Thereon .....................................................   11
Performance Advertising ...................................................   12
HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS
How to Purchase and Sell
American Century Funds ....................................................   13
How to Exchange From One American Century
Fund to Another ...........................................................   13
How to Redeem Shares ......................................................   13
Telephone Services ........................................................   13
   Investors Line .........................................................   13
ADDITIONAL INFORMATION YOU SHOULD KNOW
Share Price ...............................................................   14
   When Share Price Is Determined .........................................   14
   How Share Price Is Determined ..........................................   14
   Where to Find Information About Share Price ............................   15
Distributions .............................................................   15
Taxes .....................................................................   15
   Tax-Deferred Accounts ..................................................   15
   Taxable Accounts .......................................................   16
Management ................................................................   17
   Investment Management ..................................................   17
   Code of Ethics .........................................................   17
   Transfer and Administrative Services ...................................   17
Distribution of Fund Shares ...............................................   18
   Service and Distribution Fees ..........................................   18
Further Information About American Century ................................   18



     PROSPECTUS                                        TABLE OF CONTENTS      3


                     TRANSACTION AND OPERATING EXPENSE TABLE

                                                                      High-Yield

 SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed on Purchases ...............................  none
Maximum Sales Load Imposed on Reinvested Dividends ....................  none
Deferred Sales Load ...................................................  none
Redemption Fee ........................................................  none
Exchange Fee ..........................................................  none

 ANNUAL FUND OPERATING EXPENSES:
(as a percentage of average net assets)
Management Fees ....................................................... 0.65%
12b-1 Fees(1) .........................................................  none
Other Expenses(2) ..................................................... 0.50%
Total Fund Operating Expenses ......................................... 1.15%

EXAMPLE:
You would pay the following expenses on a                     1 year    $  12
$1,000 investment, assuming a 5% annual return and           3 years       37
redemption at the end of each time period:                   5 years       63
                                                            10 years      140

(1)The 12b-1 fee is designed to permit investors to purchase Advisor Class shares through broker-dealers, banks, insurance companies and other financial intermediaries. A portion of the fee is used to compensate them for ongoing recordkeeping and administrative services that would otherwise be performed by an affiliate of the manager, and a portion is used to compensate them for distribution and other shareholder services. See "Service and Distribution Fees," page 18.


(2)Other expenses, which include the fees and expenses (including legal counsel fees) of those directors who are not "interested persons" as defined in the Investment Company Act, were less than 0.01 of 1% of average net assets for the most recent fiscal year.


    The purpose of the table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of the American Century fund offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations.

    NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The shares offered by this Prospectus are Advisor Class shares. The fund offers one other class of shares which is primarily made available to retail investors. The other class has a different fee structure than the Advisor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. A difference in fees will result in different performance for those classes. For additional information about the various classes, see "Further Information About American Century," page 18.


4    TRANSACTION AND OPERATING EXPENSE TABLE   AMERICAN CENTURY INVESTMENTS



                     PERFORMANCE INFORMATION OF OTHER CLASS

                                   HIGH-YIELD

  The Advisor Class of the fund was established September 30, 1997, however no shares had been issued prior to the fund's fiscal year end. The financial information in this table regarding selected per share data for the fund reflects the performance of the fund's Investor Class of shares, which has a total expense ration that is 0.25% lower than the Advisor Class. Had the Advisor Class been in existence for the fund for the time periods presented, the fund's performance information would be lower as a result of the additional expense.

  The Financial Highlights for the period presented have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available without charge upon request. The information presented is for a share outstanding throughout the period ended October 31.

                                                                       1997(1)

 PER-SHARE DATA

Net Asset Value, Beginning of Period .......................     $    10.00
                                                                 ----------
Income From Investment Operations

  Net Investment Income ....................................           0.06

  Net Unrealized Loss on Investments .......................          (0.09)
                                                                 ----------
Total From Investment Operations ...........................           0.03)
                                                                 ----------
Distributions

  From Net Investment Income ...............................          (0.06)
                                                                 ----------
Net Asset Value, End of Period .............................     $     9.91
                                                                 ==========
Total Return(2) ............................................          (0.27)%

 RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ..........           0.90%(3)

Ratio of Net Investment Income to Average Net Assets .......           7.39%(3)

Portfolio Turnover Rate ....................................           --

Net Assets, End of Period (in thousands) ...................     $   11,072

(1) September 30, 1997 (inception) through October 31, 1997.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total return is not annualized.

(3) Annualized.


     PROSPECTUS                   PERFORMANCE INFORMATION OF OTHER CLASS      5


                         INFORMATION REGARDING THE FUND

 INVESTMENT POLICIES OF THE FUND

    The fund has adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objective of the fund identified on page 2 of this Prospectus, and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The fund has implemented additional investment policies and practices to guide its activities in the pursuit of its investment objective. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval. For an explanation of the securities ratings referred to in the following discussion, see "An Explanation of Fixed Income Securities Ratings" in the Statement of Additional Information.

 INVESTMENT STRATEGY

    The fund seeks high current income by investing in a diversified portfolio of high-yielding corporate bonds, debentures and notes. As a secondary objective, the fund seeks capital appreciation, but only when consistent with the primary objective of maximizing current income. The fund invests primarily in lower-rated debt securities, which are subject to greater credit risk and consequently offer higher yield. Securities of this type are subject to substantial risks including price volatility, liquidity risk and default risk. You should carefully assess the risks associated with an investment in the fund


    Under normal market conditions, the fund will maintain at least 80% of the value of its total assets in high-yielding corporate bonds, other debt instruments (including income-producing convertible and preferred securities) denominated in U.S. dollars or foreign currencies. Up to 40% of the fund's total assets may be invested in fixed income obligations of foreign issuers, and up to 20% of its total assets may be invested in common stock or other equity-related securities, excluding convertible and preferred securities. The fund is not restricted in the amount of income-producing convertible and preferred securities it is allowed to own. Under normal market conditions, the fund may invest up to 20% of its assets, and for temporary defensive purposes, up to 100% of its assets, in short-term money market instruments.

HIGH-YIELD AND CORPORATE BONDS

    The securities purchased by the fund generally will be rated in the lower rating categories of recognized rating agencies, as low as Caa by Moody's Investors Service, Inc. ("Moody's") or D by Standard & Poor's Ratings Group ("S& P"), or in unrated securities that the manager deems of comparable quality. The fund may hold securities with higher ratings when the yield differential between low-rated and higher-rated securities narrows and the risk of loss may be reduced substantially with only a relatively small reduction in yield.

    Issuers of high-yield securities are more vulnerable to real or perceived economic changes (such as an economic downturn or a prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing. In the event of a default, the fund would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

    The market for lower quality securities is generally less liquid than the market for higher quality securities. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower quality securities. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, the manager may elect to treat such securities as unrated debt.


6      INFORMATION REGARDING THE FUND         AMERICAN CENTURY INVESTMENTS


    The fund will not purchase securities rated lower than B by both Moody's and S&P unless, immediately after such purchase, no more than 10% of its total assets are invested in such securities.

ZERO-COUPON, STEP-COUPON AND PAY-IN-KIND SECURITIES

    The fund may invest in zero-coupon, step-coupon and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in- kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount and other noncash income on such securities accrued during that year. In order to continue to qualify for treatment as a "regulated investment company" under the Internal Revenue Code and avoid certain excise tax, the fund may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements. For further information about taxes, see "Taxes" on page 15.

CONVERTIBLE SECURITIES

    Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

FOREIGN SECURITIES

    The fund may invest in the securities of foreign issuers, including foreign governments, when these securities meet its standards of selection. Securities of foreign issuers may trade in the U.S. or foreign securities markets.

    Investments in foreign securities may present certain risks, including those resulting from fluctuations in currency exchange rates, future political and economic developments, clearance and settlement risk, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers.

    Because most foreign securities are denominated in non-U.S. currencies, the investment performance of the fund could be affected by changes in foreign currency exchange rates. The value of the fund's assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other political and economic conditions.

    The fund may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options and futures transactions for hedging or any other lawful purpose. (See "Derivative Securities" on page 9.)

    The fund may invest up to 40% of its total assets in the securities of foreign issuers.


     PROSPECTUS                           INFORMATION REGARDING THE FUND      7


LOAN INTERESTS

    The fund may invest a portion of its assets in loan interests, which are interests in amounts owed by a corporate, governmental or other borrower to lenders or lending syndicates. Loan interests purchased by the fund may have a maturity of any number of days or years, and may be acquired from U.S. and foreign banks, insurance companies, finance companies or other financial institutions that have made loans or are members of a lending syndicate or from the holders of loan interests. Loan interests involve the risk of loss in case of default or bankruptcy of the borrower and, in the case of participation interests, involve a risk of insolvency of the agent lending bank or other financial intermediary. Loan interests are not rated by any NRSROs and are, at present, not readily marketable and may be subject to contractual restrictions on resale.

MONEY MARKET INSTRUMENTS

    As noted, the fund may invest in the following short-term money market instruments:

    (1) Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities;

    (2) Commercial Paper;

    (3) Certificates of Deposit and Euro Dollar Certificates of Deposit;

    (4) Bankers' Acceptances;

    (5) Short-term notes, bonds, debentures, or other debt instruments; and

    (6) Repurchase agreements.

    The fund may invest up to 20% of its assets, and for temporary defensive purposes as determined by the manager, up to 100% of its assets in short-term money market instruments.

UNITED STATES GOVERNMENT SECURITIES

    The government securities in which the fund may invest include: (1) direct obligations of the United States, such as Treasury bills, notes and bonds, which are supported by the full faith and credit of the United States, and (2) obligations (including mortgage-related securities) issued or guaranteed by agencies and instrumentalities of the U.S. government that are established under an act of Congress. The securities of some of these agencies and instrumentalities, such as the Government National Mortgage Association, are guaranteed as to principal and interest by the U.S. Treasury, and other securities are supported by the right of the issuer, such as the Federal Home Loan Banks, to borrow from the Treasury. Other obligations, including those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality.

 FUNDAMENTALS OF FIXED-INCOME INVESTING

    Over time, the level of interest rates available in the marketplace changes. As prevailing rates fall, the prices of bonds and other securities that trade on a yield basis rise. On the other hand, when prevailing interest rates rise, bond prices fall.

    Generally, the longer the maturity of a debt security, the higher its yield and the greater its price volatility. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

    These factors operating in the marketplace have a similar impact on bond portfolios. A change in the level of interest rates causes the net asset value per share of any bond fund, except money market funds, to change. If sustained over time, it would also have the impact of raising or lowering the yield of the fund.

    In addition to the risk arising from fluctuating interest rate levels, debt securities are subject to credit risk. When a security is purchased, its anticipated yield is dependent on the timely payment by the borrower of each interest and principal installment.

    Credit analysis and resultant bond ratings take into account the relative likelihood that such timely payment will occur. As a result, lower-rated bonds, such as those in which the fund invests, tend to sell at higher yield levels than top-rated bonds of similar maturity.

AUTHORIZED CREDIT QUALITY RANGES

Denotes authorized quality
            A-1
            P-1
          MIG-1
           SP-1
             AA
            A-2
            P-2
          MIG-2
           SP-2
            BBB
            A-3
            P-3
          MIG-3
           SP-3
             BB
              A
              B
            CCC
             CC
              C
              D

Denotes expected quality range of at least 80% of total assets of the fund
            A-2
            P-2
          MIG-2
           SP-2
            BBB
            A-3
            P-3
          MIG-3
           SP-3
             BB
              A
              B
            CCC

    In addition, as economic, political and business developments unfold, these lower-quality bonds, which possess lower levels of protection with regard to timely payment, usually exhibit more price fluctuation than do higher-quality bonds of like maturity.


8      INFORMATION REGARDING THE FUND         AMERICAN CENTURY INVESTMENTS


    The investment practices of the fund take into account these relationships. The intermediate- to long-term maturity and the lower asset quality of the fund have implications for the degree of price volatility and the yield level to be expected from an investment in the fund. Investors should be aware that the fund has higher price volatility potential and higher yield potential than funds that invest in higher-quality debt securities.

 OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS
 AND RISKS

    For additional information, see "Additional Investment Restrictions" in the Statement of Additional Information.

PORTFOLIO TURNOVER


    The portfolio turnover rate of the fund is shown in the financial information on page 5 of this Prospectus.


    Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to the fund's objectives. The manager believes that the rate of portfolio turnover is irrelevant when it determines a change is in order to achieve those objectives and accordingly, the annual portfolio turnover rate cannot be anticipated.

    The portfolio turnover of the fund may be higher than other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost that the fund pays directly. Portfolio turnover may also affect the character of capital gains, if any, realized and distributed by the fund since short-term capital gains are taxable as ordinary income.

DERIVATIVE SECURITIES

    To the extent permitted by its investment objectives and policies, the fund may invest in securities that are commonly referred to as "derivative" securities. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Certain derivative securities are more accurately described as "index/ structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators ("reference indices").

    Some   "derivatives"  such  as   mortgage-related   and  other  asset-backed
securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

    There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

    The fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund. For example, a bond whose interest rate is indexed to the return on two-year treasury securities would be a permissible investment (assuming it otherwise meets the other requirements for the funds), while a security whose underlying value is linked to the price of oil would not be a permissible investment because the funds may not invest in oil and gas leases or futures.

    The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

    There  are  a  range  of  risks  associated  with  derivative   investments,
including:

    * the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio manager anticipates;

    * the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;

    * the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund's initial investment; and

    *   the risk that the counterparty will fail to perform its obligations.

    The  Board  of  Directors  has  approved  the  manager's   policy  regarding
investments in derivative securities. That policy specifies factors that must be considered


       PROSPECTUS                          INFORMATION REGARDING THE FUND      9


in connection with a purchase of derivative securities. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made. The manager will report on fund activity in derivative securities to the Board of Directors as necessary. In addition, the Board will review the manager's policy for investments in derivative securities annually.

COVERED CALL OPTIONS

    The fund may write call options on securities. The fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options. A call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period. Thus, the purchaser of a call option written by the fund has the right to purchase from the fund the underlying security owned by the fund at the agreed-upon price for a specified time period.

    Upon the exercise of a call option written by the fund, the fund may suffer a loss equal to the excess of the security's market value at the time of the option exercise over the fund's acquisition cost of the security, less the premium received for writing the option.

    The fund will write only covered options. Accordingly, whenever the fund writes a call option, it will continue to own or have the present right to acquire the underlying security for as long as it remains obligated as the writer of the option.

    The fund may engage in a closing purchase transaction to realize a profit or to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, the fund would purchase, prior to the holder's exercise of an option the fund has written, an option of the same series as that on which the fund desires to terminate its obligation. The obligation of the fund under an option it has written would be terminated by a closing purchase transaction, but the fund would not be deemed to own an option as the result of the transaction. There can be no assurance the fund will be able to effect closing purchase transactions at a time when it wishes to do so. To facilitate closing purchase transactions, however, the fund ordinarily will write options only if a secondary market for the options exists on a domestic securities exchange or in the over-the-counter market.


WHEN-ISSUED SECURITIES

    The fund may sometimes purchase new issues of securities on a when-issued basis without the limit when, in the opinion of the manager, such purchases will further the investment objectives of the fund. The price of when-issued securities is established at the time commitment to purchase is made. Delivery of and payment for these securities typically occurs 15 to 45 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of each security may decline prior to delivery, which could result in a loss to the fund. A separate account for the fund consisting of cash or high-quality liquid debt securities in an amount at least equal to the when-issued commitments will be established and maintained with the custodian. No income will accrue to the fund prior to delivery.

RULE 144A SECURITIES

    The fund may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the fund's criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.

    With respect to securities eligible for resale under Rule 144A, the staff of the Securities and Exchange Commission has taken the position that the liquidity of such securities in the portfolio of the fund offering redeemable securities is a question of fact for the Board of Directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. The staff also acknowledges that, while the Board retains ultimate responsibility, it may delegate this function to the manager. Accordingly, the Board has established guidelines and procedures for determining the liquidity of Rule 144A securities and has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the manager.


10     INFORMATION REGARDING THE FUND          AMERICAN CENTURY INVESTMENTS


The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

    Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and the fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the fund's manager will consider appropriate remedies to minimize the effect on the fund's liquidity.

    The fund may not invest more than 15% of its assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of fund shares).


INVESTMENTS IN COMPANIES WITH LIMITED OPERATING HISTORY

    The fund may invest in the securities of issuers with limited operating history. The manager considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation.

    Investments in securities of issuers with limited operating history may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating history and financial information upon which the manager may base its investment decision on behalf of the fund. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

    High-Yield will not invest more than 15% of its total assets in the securities of issuers with less than a three-year operating history. The manager will consider periods of capital formation, incubation, consolidation, and research and development in determining whether a particular issuer has a record of three years of continuous operation.


INTEREST RATE FUTURES CONTRACTS AND OPTIONS THEREON

    The fund may buy and sell interest rate futures contracts relating to debt securities ("debt futures," i.e., futures relating to debt securities, and "bond index futures," i.e., futures relating to indexes on types or groups of bonds) and write and buy put and call options relating to interest rate futures contracts.

    For options sold, the fund will segregate cash or high-quality debt securities equal to the value of securities underlying the option unless the option is otherwise covered.

    The fund will deposit in a segregated account with its custodian bank appropriate debt obligations or equity securities in an amount equal to the fluctuating market value of long futures contracts it has purchased, less any margin deposited on its long position. It may hold cash or acquire such debt obligations for the purpose of making these deposits.

    The fund will purchase or sell futures contracts and options thereon only for the purpose of hedging against changes in the market value of its portfolio securities or changes in the market value of securities that it may wish to include in its portfolio. The fund will enter into future and option transactions only to the extent that the sum of the amount of margin deposits on its existing futures positions and premiums paid for related options do not exceed 5% of its assets.

    Since futures contracts and options thereon can replicate movements in the cash markets for the securities in which the fund invests without the large cash investments required for dealing in such markets, they may subject the fund to greater and more volatile risks than might otherwise be the case. The principal risks related to the use of such instruments are (1) the offsetting correlation between movements in the market price of the portfolio investments (held or intended) being hedged and in the price of the futures contract or option may be imperfect; (2) possible lack of a liquid secondary market for closing out futures or option positions; (3) the need for additional portfolio management skills and techniques; and (4) losses due to unanticipated market price movements. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the securities being hedged. Such equal price changes are not always possible because the investment underlying the hedging instrument may not be the same investment that is being hedged.

    The manager will attempt to create a closely correlated hedge but hedging activity may not be completely successful in eliminating market value fluctuation. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion.


        PROSPECTUS                         INFORMATION REGARDING THE FUND     11


Due to the possibility of distortion, a correct forecast of general interest rate trends by the manager may still not result in a successful transaction. The manager may be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place.

 PERFORMANCE ADVERTISING

    From time to time, the fund may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return and yield. Performance data may be quoted separately for the Advisor Class and for the other class.

    Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the fund's cumulative total return over the same period if the fund's performance had remained constant throughout.

    A quotation of yield reflects the fund's income over a stated period expressed as a percentage of the fund's share price. Yield is calculated by adding over a 30- day (or one-month) period all interest and dividend income (net of fund expenses) calculated on each day's market values, dividing this sum by the average number of fund shares outstanding during the period, and expressing the result as a percentage of the fund's share price on the last day of the 30-day (or one-month) period. The percentage is then annualized. Capital gains and losses are not included in the calculation.

    Yields are calculated according to accounting methods that are standardized in accordance with SEC rules for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, the fund's yield may not equal the income paid on your shares or the income reported in the fund's financial statements.

    The fund may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services or Donoghue's Money Fund Report) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, fund performance may be compared to well-known indices of market performance, including the Donoghue's Money Fund Average and the Bank Rate Monitor National Index of 2-1/2-year CD rates. Fund performance may also be compared, on a relative basis, to other funds in our fund family. This relative comparison, which may be based upon historical or expected fund performance, volatility or other fund characteristics, may be presented numerically, graphically or in text. Fund performance may also be combined or blended with other funds in our fund family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.

    All performance information advertised by the fund is historical in nature and is not intended to represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.


12      INFORMATION REGARDING THE FUND         AMERICAN CENTURY INVESTMENTS


                               HOW TO INVEST WITH
                          AMERICAN CENTURY INVESTMENTS

    The following section explains how to purchase, exchange and redeem Advisor Class shares of the High-Yield Fund offered by this Prospectus.

HOW TO PURCHASE AND SELL
AMERICAN CENTURY FUNDS

    The fund offered by this Prospectus is available as an investment option under your employer-sponsored retirement or savings plan or through or in connection with a program, product or service offered by a financial intermediary, such as a bank, broker-dealer or an insurance company. Since all records of your share ownership are maintained by your plan sponsor, plan recordkeeper, or other financial intermediary, all orders to purchase, exchange and redeem shares must be made through your employer or other financial intermediary, as applicable.

    If you are purchasing through a retirement or savings plan, the administrator of your plan or your employee benefits office can provide you with information on how to participate in your plan and how to select American Century funds as an investment option.

    If you are purchasing through a financial intermediary, you should contact your service representative at the financial intermediary for information about an American Century fund.

    If you have questions about the fund, see "Investment Policies Of The Fund,"
page  6,  or  call  one  of  our   Institutional   Service   Representative   at
1-800-345-3533.

    Orders to purchase shares are effective on the day we receive payment. See "When Share Price Is Determined," page 14.

    We may discontinue offering shares generally in the fund (including any class of shares of the fund) or in any particular state without notice to shareholders.


    To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If you would like additional copies of financial reports and prospectuses or separate mailing of account statements, please call us.


HOW TO EXCHANGE FROM ONE
AMERICAN CENTURY FUND TO ANOTHER

    Your plan or program may permit you to exchange your investment in the shares of the fund for shares of another fund in our family. See your plan administrator, employee benefits office or financial intermediary for details on the rules in your plan governing exchanges.

HOW TO REDEEM SHARES

    Subject to any restrictions imposed by your employer's plan or financial intermediary's program, you can sell ("redeem") your shares through the plan or financial intermediary at their net asset value. Your plan administrator, trustee, or financial intermediary or other designated person must provide us with redemption instructions. The shares will be redeemed at the net asset value next computed after receipt of the instructions in good order. See "When Share Price Is Determined," page 14. If you have any questions about how to redeem, contact your plan administrator, employee benefits office, or service representative at your financial intermediary, as applicable.

TELEPHONE SERVICES

INVESTORS LINE

    To request information about our funds and a current prospectus, or get answers to any questions that you may have about the funds and the services we offer, call one of our Institutional Service Representatives at 1-800-345-3533.


     PROSPECTUS          HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS     13


                     ADDITIONAL INFORMATION YOU SHOULD KNOW

 SHARE PRICE

WHEN SHARE PRICE IS DETERMINED

    The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of the fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds, except funds issued by the American Century Target Maturities Trust, net asset value is determined as of the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. The net asset values for Target Maturities funds are determined one hour prior to the close of the Exchange.


    Investments and requests to redeem or exchange shares will receive the share price next determined after we receive your investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares of the fund received by us or one of our agents or designees before the time as of which the net asset value of the fund is determined, are effective on, and receive the price determined on, the next day the Exchange is open.


    Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the close of business on the Exchange.

    Investments by telephone pursuant to your prior authorization to us to draw on your bank account are considered received at the time of your telephone call. Investment and transaction instructions received by us on any business day by mail prior to the time as of which the net asset value is determined, are effective on, and will receive the price determined, that day. Investments and instructions received after that time will receive the price determined on the next business day.

    If you invest in fund shares through an employer-sponsored retirement plan or other financial intermediary, it is the responsibility of your plan recordkeeper or financial intermediary to transmit your purchase, exchange and redemption request to the fund's transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the fund's procedures or any contractual arrangement with the funds or the fund's distributor in order for you to receive that day's price.


    We have contractual relationships with certain financial intermediaries in which such intermediaries represent that they have systems to track the time at which investment orders are received and to segregate orders received at different times. Based on these representations, the fund has authorized such intermediaries and their designees to accept purchase and redemption orders on the fund's behalf up to the applicable cut-off time. The fund will be deemed to have received such orders upon acceptance by the duly authorized intermediary, and such orders will be priced at the fund's net asset value next determined after acceptance on the fund's behalf by such intermediary.


HOW SHARE PRICE IS DETERMINED

    The valuation of assets for determining net asset value may be summarized as follows: the portfolio securities of the fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most


14   ADDITIONAL INFORMATION YOU SHOULD KNOW         AMERICAN CENTURY INVESTMENTS


recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

    The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the New York Stock Exchange, if that is earlier. That value is then converted to dollars at the prevailing foreign exchange rate.

    Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the New York Stock Exchange is open. If an event were to occur after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, then that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    Trading of these securities in foreign markets may not take place on every New York Stock Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the New York Stock Exchange is not open and on which the fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of the fund's portfolio may be affected on days when shares of the fund may not be purchased or redeemed.

WHERE TO FIND INFORMATION ABOUT SHARE PRICE

    The net asset value of the Investor Class of the fund offered by this Prospectus is published in leading newspapers daily. Because the total expense ratio for the Advisor Class shares is 0.25% higher than the Investor Class, their net asset values will be lower than the Investor Class. The net asset values of the Advisor Class may be obtained by calling us.

 DISTRIBUTIONS

    At the close of each day,  including  Saturdays,  Sundays and holidays,  net income of the fund is determined and declared as a distribution. The distribution will be paid monthly on the last Friday of each month except for year-end distributions, which will be paid on the last business day of the year.

    You will begin to participate in the distributions the day after your purchase is effective. See "When Share Price is Determined," page 14. If you redeem shares, you will receive the distribution declared for the day of the redemption. If all shares are redeemed, the distribution on the redeemed shares will be included with your redemption proceeds.

    Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code and Regulations, in all events in a manner consistent with the provisions of the Investment Company Act.

    Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders investing through taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after a purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares held in certain IRAs and 403(b) plans paid in cash only if you are at least 59-1/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date. Please consult our Investor Services Guide for further information regarding your distribution options.

TAXES

    The fund has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income taxes.

TAX-DEFERRED ACCOUNTS

    If fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan, income and capital gains distributions paid by the fund will generally not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis.

    Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to


        PROSPECTUS                   ADDITIONAL INFORMATION YOU SHOULD KNOW   15


participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals or distributions from the plan.

TAXABLE ACCOUNTS


    If fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income. The dividends from net income of the fixed income funds do not qualify for the 70% dividends received deduction for corporations since they are derived from interest income. Distributions from gains on assets held greater than 12 months but no more than 18 months (28% rate gain) and/or assets held greater than 18 months (20% rate gain) are taxable as long-term gains regardless of the length of time you have held the shares. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain (28% or 20% rate gain) to you with respect to such shares.

    Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) will not have increased. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains (28% and/or 20% rate gain).


    In January of the year following the distribution, if you own shares in a taxable account, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes. Distributions may also be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when the fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

    If you have not complied with certain provisions of the Internal Revenue Code and Regulations, either we or your financial intermediary are required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed, and is not refundable.


    Redemption of shares of the fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders will generally recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be considered long-term subject to tax at a maximum rate of 28% (28% rate gain/loss) if shareholders have held such shares for a period of more than 12 months but no more than 18 months and long-term subject to tax at a maximum rate of 20%, minimum of 10% (20% rate gain/loss) if shareholders have held such shares for a period of more than 18 months. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.



16   ADDITIONAL INFORMATION YOU SHOULD KNOW     AMERICAN CENTURY INVESTMENTS


 MANAGEMENT

INVESTMENT MANAGEMENT

    Under the laws of the State of Maryland, the Board of Directors is responsible for managing the business and affairs of the fund. Acting pursuant to an investment management agreement entered into with the fund, American Century Investment Management, Inc. serves as the investment manager of the fund. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.

    The manager supervises and manages the investment portfolio of the fund and directs the purchase and sale of its investment securities. It utilizes teams of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the fund. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the fund's portfolio as they deem appropriate in pursuit of the fund's investment objective. Individual portfolio manager members of the teams may also adjust portfolio holdings of the fund as necessary between team meetings.

    The portfolio manager members of the teams managing the fund described in this Prospectus and their work experience for the last five years are as follows:

    NORMAN E. HOOPS, Senior Vice President and Portfolio Manager, joined American Century as Vice President and Portfolio Manager in November 1989. In April 1993, he became Senior Vice President.

    THERESA C. FENNELL, Portfolio Manager, joined American Century in June 1997. Prior to joining American Century, she was an Assistant Portfolio Manager with Smith Barney Mutual Funds Management, Inc.

    The activities of the manager are subject only to directions of the fund's Board of Directors. The manager pays all the expenses of the fund except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.

    For the services provided to the Advisor Class of the fund, the manager receives an annual fee at the rate of 0.65% of the average net assets of the fund.

    On the first business day of each month, the fund pays a management fee to the manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for the fund by the aggregate average daily closing value of the fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

CODE OF ETHICS

    The fund and the manager have adopted a Code of Ethics, which restricts personal investing practices by employees of the manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the fund's portfolios obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of fund shareholders come before the interests of the people who manage the fund.

TRANSFER AND ADMINISTRATIVE SERVICES

    American Century Services Corporation, 4500 Main Street, Kansas City, Missouri, 64111, acts as transfer agent and dividend-paying agent for the fund. It provides facilities, equipment and personnel to the fund and is paid for such services by the manager.

    Certain recordkeeping and administrative services that would otherwise be performed by the transfer agent may be performed by an insurance company or other entity providing similar services for various retirement plans using shares of the fund as a funding medium, by broker-dealers and financial advisors for their customers investing in shares of American Century or by sponsors of multi mutual fund no- or low-transaction fee programs. The manager or an affiliate may enter into contracts to pay them for such recordkeeping and administrative services out of its unified management fee.

    Although there is no sales charge levied by the fund, transactions in shares of the fund may be executed by brokers or investment advisors who charge a


        PROSPECTUS                 ADDITIONAL INFORMATION YOU SHOULD KNOW     17


transaction-based fee or other fee for their services. Such charges may vary among broker-dealers and financial advisors, but in all cases will be retained by the broker-dealer or financial advisor and not remitted to the fund or the investment manager. You should be aware of the fact that these transactions may be made directly with American Century without incurring such fees.

    From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the manager.

    The manager and transfer agent are both wholly owned by American Century Companies, Inc. James E. Stowers Jr., Chairman of the funds' Board of Directors, controls American Century Companies by virtue of his ownership of a majority of its common stock.


    Pursuant  to  a  Sub-Administration   Agreement  with  the  manager,   Funds
Distributor, Inc. (FDI) serves as the Co-Administrator for the fund. FDI is responsible for (i) providing certain officers of the fund and (ii) reviewing and filing marketing and sales literature on behalf of the fund. The fees and expenses of FDI are paid by the manager out of its unified fee.


DISTRIBUTION OF FUND SHARES


    The fund's shares are distributed by FDI, a registered broker-dealer. FDI is a wholly-owned indirect subsidiary of Boston Institutional Group, Inc. FDI's principal business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

    Investors may open accounts with American Century only through the distributor. All purchase transactions in the fund offered by this Prospectus are processed by the transfer agent, which is authorized to accept any instructions relating to fund accounts. All purchase orders must be accepted by the distributor. All fees and expenses of FDI in acting as distributor for the fund are paid by the manager.



SERVICE AND DISTRIBUTION FEES


    Rule 12b-1 adopted by the Securities and Exchange Commission ("SEC") under the Investment Company Act permits investment companies that adopt a written plan to pay certain expenses associated with the distribution of their shares. Pursuant to that rule, the fund's Board of Directors and the initial shareholder of the fund's Advisor Class shares have approved and adopted a Master Distribution and Shareholder Services Plan (the "Plan"). Pursuant to the Plan, the fund pays a shareholder services fee and a distribution fee, each equal to 0.25% (for a total of 0.50%) per annum of the average daily net assets of the shares of the fund's Advisor Class. The shareholder services fee is paid for the purpose of paying the costs of securing certain shareholder and administrative services, and the distribution fee is paid for the purpose of paying the costs of providing various distribution services. All or a portion of such fees are paid by the manager, as paying agent for the fund, to the banks, broker-dealers, insurance companies or other financial intermediaries through which such shares are made available.


    The Plan has been adopted and will be administered in accordance with the requirements of Rule 12b-1 under the Investment Company Act. For additional information about the Plan and its terms, see "Master Distribution and Shareholder Services Plan" in the Statement of Additional Information. Fees paid pursuant to the Plan may be paid for shareholder services and the maintenance of accounts and therefore may constitute "service fees" for purposes of applicable rules of the National Association of Securities Dealers.

 FURTHER INFORMATION ABOUT AMERICAN CENTURY

    American Century Mutual Funds, Inc., the issuer of the fund, was organized as a Maryland corporation on July 2, 1990. The corporation commenced operations on February 28, 1991, the date it merged with Twentieth Century Investors, Inc., a Delaware corporation which had been in business since October 1958. Pursuant to


18   ADDITIONAL INFORMATION YOU SHOULD KNOW         AMERICAN CENTURY INVESTMENTS


the terms of the Agreement and Plan of Merger dated July 27, 1990, the Maryland corporation was the surviving entity and continued the business of the Delaware corporation with the same officers and directors, the same shareholders and the same investment objectives, policies and restrictions.

    The principal office of the fund is American Century Tower, 4500 Main Street, P.O. Box 419385, Kansas City, Missouri 64141-6385. All inquiries may be made by mail to that address, or by telephone to 1-800-345-3533 (international calls: 816-531-5575).

    American Century Mutual Funds, Inc. issues 13 series of $.01 par value shares. Each series is commonly referred to as a fund. The assets belonging to each series of shares are held separately by the custodian.

    American Century offers two classes of the fund: an Investor Class and an Advisor Class. The shares offered by this Prospectus are Advisor Class shares. The Investor Class is primarily made available to retail investors. The other class has different fees, expenses, and/or minimum investment requirements than the Advisor Class. The difference in the fee structures among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the manager for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. For additional information concerning the Investor Class of shares, call one of our Investor Services Representatives at 1-800-345-2021.

    Except as described below, all classes of shares of the fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various classes are (a) each class may be subject to different expenses specific to that class, (b) each class has a different identifying designation or name, (c) each class has exclusive voting rights with respect to matters solely affecting such class and (d) each class may have different exchange privileges.

    Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except those matters which must be voted on separately by the series or class of shares affected. Matters affecting only one series or class are voted upon only by that series. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of directors can elect all of the directors if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Directors.

    Unless required by the Investment Company Act, it will not be necessary for the fund to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of directors or the appointment of auditors. However, pursuant to the fund's by-laws, the holders of shares representing at least 10% of the votes entitled to be cast may request the fund to hold a special meeting of shareholders. We will assist in the communication with other shareholders.

    WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.


     PROSPECTUS                   ADDITIONAL INFORMATION YOU SHOULD KNOW     19


                                      NOTES


20      NOTES                                  AMERICAN CENTURY INVESTMENTS


                                      NOTES


                                                                    NOTES     21


P.O. BOX 419385
KANSAS CITY, MISSOURI
64141-6385

INSTITUTIONAL SERVICES:
1-800-345-3533 OR 816-531-5575

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-345-1833 OR 816-444-3038

FAX: 816-340-4655


WWW.AMERICANCENTURY.COM


                            [american century logo]
                                    American
                                Century(reg.sm)

9802           [recycled logo]
SH-BKT-11297      Recycled

                                   PROSPECTUS

                            [american century logo]
                                    American
                                Century(reg.sm)


                                  MARCH 1, 1998


                                    TWENTIETH
                                     CENTURY
                                      GROUP

                                New Opportunities


INVESTOR CLASS



                          AMERICAN CENTURY INVESTMENTS
                                 FAMILY OF FUNDS

    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                  AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
-------------------------------------------------------------------------------
        Benham                American Century       Twentieth Century(reg. tm)
     Group(reg. tm)                 Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
                                                         New Opportunities


                                   PROSPECTUS


                                  MARCH 1, 1998


                                New Opportunities


                                 INVESTOR CLASS


                       AMERICAN CENTURY MUTUAL FUNDS, INC.

    American Century Mutual Funds, Inc. is a part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. One of the funds from our Twentieth Century Group that seeks capital growth is described in this Prospectus. The investment objective is listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.

    The fund is only available for purchase by participants in the American Century Priority Investors Program and employees of the affiliated companies comprising the American Century family of funds. The minimum initial investment for Priority Investors in this fund is $10,000; the maximum investment is $500,000. The manager intends to close the fund to new investors when the fund reaches $400,000,000 in net assets.

    SHARES OF THE FUND REDEEMED OR EXCHANGED WITHIN FIVE YEARS OF THEIR PURCHASE ARE SUBJECT TO A REDEMPTION FEE OF 2% OF THE VALUE OF THE SHARES REDEEMED OR EXCHANGED. THIS REDEMPTION FEE IS RETAINED BY THE FUND.


    This Prospectus gives you information about the fund that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated March 1, 1998, and filed with the Securities and Exchange Commission. It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:



                          AMERICAN CENTURY INVESTMENTS
                       4500 Main Street * P.O. Box 419287
                Kansas City, Missouri 64141-6287 * 1-800-345-8810
                        International calls: 816-531-5575
                     Telecommunications Device for the Deaf:
                   1-800-634-4113 * In Missouri: 816-444-3485
                        Internet: www.americancentury.com


    Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


     PROSPECTUS                                                             1


                        INVESTMENT OBJECTIVE OF THE FUND


AMERICAN CENTURY--TWENTIETH CENTURY
NEW OPPORTUNITIES FUND


    New Opportunities Fund seeks capital growth. It pursues its investment objective by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation.

  There is no assurance that the fund will achieve its investment objective.

NO PERSON IS AUTHORIZED BY THE FUND TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUND, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


2      INVESTMENT OBJECTIVE OF THE FUND       AMERICAN CENTURY INVESTMENTS


                                TABLE OF CONTENTS

Investment Objective of the Fund ..........................................    2
Transaction and Operating Expense Table ...................................    4
Financial Highlights ......................................................    5

INFORMATION REGARDING THE FUND


A Long-Term Investment ....................................................    6
Investment Policies of the Fund ...........................................    6
   Investment Approach ....................................................    6
   Investments in Smaller Companies .......................................    6
Other Investment Practices,
Their Characteristics and Risks ...........................................    6
   Foreign Securities .....................................................    6
   Forward Currency Exchange Contracts ....................................    7
   Portfolio Turnover .....................................................    7
   Repurchase Agreements ..................................................    8
   Futures and Options ....................................................    8
   Derivative Securities ..................................................    8
   When-Issued Securities .................................................    9
   Rule 144A Securities ...................................................    9
      Investments in Companies with Limited
           Operating History ..............................................   10
      Short Sales .........................................................   10
Performance Advertising ...................................................   10


HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

American Century Investments ..............................................   11
Investing in American Century .............................................   11
A Warning to Short-Term Investors .........................................   11
 How to Open an Account ...................................................   11
           By Mail ........................................................   11
           By Wire ........................................................   12
           By Exchange ....................................................   12
           In Person ......................................................   12
      Subsequent Investments ..............................................   12
           By Mail ........................................................   12
           By Telephone ...................................................   12
           By Online Access ...............................................   12
           By Wire ........................................................   12
           In Person ......................................................   12
      Automatic Investment Plan ...........................................   12
 How to Exchange from One Account to Another ..............................   13
           By Mail ........................................................   13
           By Telephone ...................................................   13
           By Online Access ...............................................   13
 How to Redeem Shares .....................................................   13
           By Mail ........................................................   13
           By Telephone ...................................................   13
           By Check-A-Month ...............................................   13
           Other Automatic Redemptions ....................................   14
      Redemption Proceeds .................................................   14
           By Check .......................................................   14
           By Wire and ACH ................................................   14
      Special Requirements for Large Redemptions ..........................   14
      Redemption of Shares in Low-Balance Accounts ........................   14
 Signature Guarantee ......................................................   14
 Special Shareholder Services .............................................   15
           Automated Information Line .....................................   15
           Online Account Access ..........................................   15
           Open Order Service .............................................   15
           Tax-Qualified Retirement Plans .................................   15
 Important Policies Regarding Your Investments ............................   15
 Reports to Shareholders ..................................................   16

ADDITIONAL INFORMATION YOU SHOULD KNOW

Share Price ...............................................................   18
   When Share Price Is Determined .........................................   18
   How Share Price Is Determined ..........................................   18
   Where to Find Information About Share Price ............................   19
Distributions .............................................................   19
Taxes .....................................................................   19
   Tax-Deferred Accounts ..................................................   19
   Taxable Accounts .......................................................   19
Management ................................................................   21
   Investment Management ..................................................   21
   Code of Ethics .........................................................   21
   Transfer and Administrative Services ...................................   21
Distribution of Fund Shares ...............................................   22
Further Information About American Century ................................   22


     PROSPECTUS                                        TABLE OF CONTENTS      3


                     TRANSACTION AND OPERATING EXPENSE TABLE

                                New Opportunities

SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Load Imposed on Purchases ...............................  none
Maximum Sales Load Imposed on Reinvested Dividends ....................  none
Deferred Sales Load ...................................................  none
Redemption Fee(1) .....................................................  2%(2)
Exchange Fee .......................................................... none(2)

ANNUAL FUND OPERATING EXPENSES (as a percentage of net assets):

Management Fees .......................................................  1.5%
12b-1 Fees ............................................................  none
Other Expenses(3) ..................................................... 0.00%
Total Fund Operating Expenses .........................................  1.5%

EXAMPLE:


You would pay the following expenses on a                     1 year    $ 36
$1,000 investment, assuming a 5% annual return and           3 years      69
redemption at the end of each time period(2):                5 years      81
                                                            10 years     178

You would pay the following expenses on the                   1 year    $ 15
same investment, assuming no redemption:                     3 years      47
                                                             5 years      81
                                                            10 years     178


(1) Redemption proceeds sent by wire are subject to a $10 processing fee.

(2) Shares of the fund redeemed or exchanged within five years of their purchase are subject to a redemption fee of 2% of the value of the shares redeemed or exchanged. This redemption fee, which is retained by the fund, is intended to minimize the impact that shareholder short-term investment behavior has on fund performance and hence, on the other shareholders of the fund. See "A Warning to Short-Term Investors," page 11.


(3) Other expenses, which includes the fees and expenses (including legal counsel fees) of those directors who are not "interested persons" as defined in the Investment Company Act, are expected to be less than 0.001 of 1% of average net assets for the most recent fiscal year.


    The purpose of the table is to help you understand the various costs and expenses that you, as an investor in the fund, will bear directly or indirectly. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations.

    NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


4    TRANSACTION AND OPERATING EXPENSE TABLE   AMERICAN CENTURY INVESTMENTS


                              FINANCIAL HIGHLIGHTS

                                NEW OPPORTUNITIES

  The Financial Highlights for the period presented have been audited by Deloitte and Touche LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available without charge upon request. The information presented is for a share outstanding throughout the period ended October 31, 1997.

                                                                         1997(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period .........................   $        5.00
                                                                          ----
Income From Investment Operations
  Net Investment Loss ........................................           (0.04)
  Net Realized and Unrealized Gain on Investment Transactions             0.35
                                                                          ----
  Total From Investment Operations ...........................            0.31
                                                                          ----
Net Asset Value, End of Period ...............................   $        5.31
                                                                 =============
Total Return(2) ..............................................            6.20%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets(3) .........            1.49%
Ratio of Net Investment Loss to Average Net Assets(3) ........           (1.09)%
Portfolio Turnover Rate ......................................             118%
Average Commission Paid per Share of Equity Security Traded ..   $      0.0251
Net Assets, End of Period (in thousands) .....................   $     231,266

(1) December 26, 1996 (inception) through October 31, 1997.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.


     PROSPECTUS                                     FINANCIAL HIGHLIGHTS     5


                         INFORMATION REGARDING THE FUND

 A LONG-TERM INVESTMENT

    An investment in the New Opportunities fund should be considered as a long-term investment. The manager has adopted a number of policies regarding investments in the fund to help ensure that prospective shareholders are willing to make a long-term commitment to the fund before investing. These policies are described under "A Warning to Short-term Investors," page 11. THOSE PROSPECTIVE INVESTORS WHO DO NOT WANT TO, OR ARE NOT ABLE TO, COMMIT TO LEAVE THEIR INVESTMENTS IN THE FUND FOR AT LEAST FIVE YEARS SHOULD NOT INVEST IN THE FUND.

INVESTMENT POLICIES OF THE FUND

    New Opportunities has adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objective of the fund identified on page 2 of this Prospectus, and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The fund has implemented additional investment policies and practices to guide its activities in the pursuit of its investment objective. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

INVESTMENT APPROACH

    New Opportunities seeks capital growth by investing in securities, primarily common stocks, that meet certain fundamental and technical standards of selection (primarily relating to accelerating earnings and revenues) and have, in the opinion of the manager, better-than-average potential for appreciation. So long as a sufficient number of such securities are available, the fund intends to stay fully invested in these securities regardless of the movement of stock prices generally. In most circumstances, the fund's actual level of cash and cash equivalents will fluctuate between 0% and 10% of total assets with 90% to 100% of its assets committed to equity and equity equivalent investments.

INVESTMENTS IN SMALLER COMPANIES


    New Opportunities presently intends to invest primarily in the equity securities of smaller companies (although it can be expected that, as the fund gets larger, it will begin to invest in medium size and larger companies). These smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks than large, mature issuers. Such companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than the securities of larger companies. In addition, information regarding these smaller companies may be less available and, when available, may be incomplete or inaccurate. The securities of such companies may also be more likely to be delisted from trading on their primary exchange. As a result, the securities of smaller companies may experience significantly more price volatility and less liquidity than securities of larger companies, and any resulting volatility and limited liquidity will impact the net asset value of the fund.


OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS
AND RISKS

    For additional information, see "Additional Investment Restrictions" in the Statement of Additional Information.

FOREIGN SECURITIES

    The fund may invest an unlimited amount of its assets in the securities of foreign issuers, primarily from developed markets, when these securities meet its standards of selection. The fund may make such investments either directly in foreign securities, or by purchasing Depositary Receipts ("DRs") for foreign securities. DRs are securities listed on exchanges or quoted in the over-the-counter market in one country but represent the shares of issuers domiciled in other countries. DRs may be sponsored or unsponsored. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter markets.

    The fund may invest in common stocks, convertible securities, preferred stocks, bonds, notes and other debt


6    INFORMATION REGARDING THE FUNDS            AMERICAN CENTURY INVESTMENTS


securities of foreign issuers, and debt securities of foreign governments and their agencies. The fund will limit its purchase of debt securities to investment-grade obligations.


    Investments in foreign securities may present certain risks, including those resulting from fluctuations in currency exchange rates, future political and economic developments, clearance and settlement risk, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers.


FORWARD CURRENCY EXCHANGE CONTRACTS

    Some of the foreign securities held by the fund may be denominated in foreign currencies. Other securities, such as DRs, may be denominated in U.S. dollars, but have a value that is dependent on the performance of a foreign security, as valued in the currency of its home country. As a result, the value of the fund's portfolio may be affected by changes in the exchange rates between foreign currencies and the U.S. dollar, as well as by changes in the market values of the securities themselves. The performance of foreign currencies relative to the U.S. dollar may be a factor in the overall performance of the fund.

    To protect against adverse movements in exchange rates between currencies, the fund may, for hedging purposes only, enter into forward currency exchange contracts. A forward currency exchange contract obligates the fund to purchase or sell a specific currency at a future date at a specific price.

    The fund may elect to enter into a forward currency exchange contract with respect to a specific purchase or sale of a security, or with respect to the fund's portfolio positions generally.

    By entering into a forward currency exchange contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the fund can "lock in" an exchange rate between the trade and settlement dates for that purchase or sale. This practice is sometimes referred to as "transaction hedging." The fund may enter into transaction hedging contracts with respect to all or a substantial portion of its foreign securities trades.

    When the manager believes that a particular currency may decline in value compared to the U.S. dollar, the fund may enter into forward currency exchange contracts to sell the value of some or all of the fund's portfolio securities either denominated in, or whose value is tied to, that currency. This practice is sometimes referred to as "portfolio hedging." The fund may not enter into a portfolio hedging transaction where it would be obligated to deliver an amount of foreign currency in excess of the aggregate value of its portfolio securities or other assets denominated in, or whose value is tied to, that currency.

    The fund will make use of portfolio hedging to the extent deemed appropriate by the manager. However, it is anticipated that the fund will enter into portfolio hedges much less frequently than transaction hedges.

    If the fund enters into a forward currency exchange contract, the fund, when required, will instruct its custodian bank to segregate cash or liquid high-grade securities in a separate account in an amount sufficient to cover its obligation under the contract. Those assets will be valued at market daily, and if the value of the segregated securities declines, additional cash or securities will be added so that the value of the account is not less than the amount of the fund's commitment. At any given time, no more than 10% of the fund's assets will be committed to a segregated account in connection with portfolio hedging transactions.

    Predicting the relative future values of currencies is very difficult, and there is no assurance that any attempt to protect the fund against adverse currency movements through the use of forward currency exchange contracts will be successful. In addition, the use of forward currency exchange contracts tends to limit the potential gains that might result from a positive change in the relationships between the foreign currency and the U.S. dollar.

PORTFOLIO TURNOVER


    The portfolio turnover rate of the fund is shown in the financial information on page 5 of this Prospectus.


    Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to the fund's objectives. The manager believes that the rate of portfolio turnover is irrelevant when it determines a change is in order to achieve those objectives and accordingly, the annual portfolio turnover rate cannot be anticipated.

    The portfolio turnover of the fund may be higher than other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost that the fund pays directly. Portfolio turnover may also affect the


    PROSPECTUS                      INFORMATION REGARDING THE FUNDS      7


character of capital gains, if any, realized and distributed by the fund since short-term capital gains are taxable as ordinary income.

REPURCHASE AGREEMENTS

    The fund may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of the fund.

    A repurchase agreement occurs when, at the time the fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934) agrees to repurchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund's money is invested in the security.

    Since the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The fund's risk is the ability of the seller to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.

    The fund will limit repurchase agreement transactions to securities issued by the U.S. government, its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the fund's Board of Directors.

    The fund will invest no more than 15% of its assets in repurchase agreements maturing in more than seven days.

FUTURES AND OPTIONS


    The fund may invest in financial futures contracts and options thereon. A financial futures contract is an agreement to take or make delivery of a financial asset or an amount of cash, as specified in the applicable contract, at some time in the future. The value of the asset or cash to be delivered at the end of the contract period is calculated based upon the difference in value between the making of the contract and the end of the contract period of a financial index, indicator, or security underlying the futures contract.

    Rather than actually purchasing a financial asset (e.g., a long- or short-term treasury security) or all of the securities contained in a specific index (e.g., the S&P 500), the manager may choose to purchase a futures contract which reflects the value of such securities or index. For example, an S&P 500 futures contract reflects the value of the underlying companies that comprise the S&P 500 Composite Stock Price Index. If the aggregate market value of the index securities increases or decreases during the contract period of an S&P 500 futures contract, the amount of cash to be paid to the contract holder at the end of the period would correspondingly increase or decrease. As a result, the manager is able to expose to the market cash that is held by the fund to meet anticipated redemptions or for future investment opportunities. Because futures contracts generally settle more quickly than their underlying securities, the manager believes that the use of futures and options thereon allows the fund to be fully invested while maintaining the needed liquidity.

    The fund will not purchase leveraged futures. When a fund enters into a futures contract, it must make a deposit of cash or high-quality debt securities, known as "initial margin," as partial security for its performance under the contract. As the value of the contract fluctuates, a party to the contract may be required to make additional margin payments, known as "variation margin," to cover a portion of such fluctuation. A fund will also deposit in a segregated account with its custodian bank cash or high-quality debt securities in an amount equal to the fund's payment obligation under the futures contract, less any initial or variation margin. For options sold, a fund will segregate cash or high-quality debt securities equal to the value of the securities underlying the option unless the option is otherwise covered.


DERIVATIVE SECURITIES

    The fund may invest in securities that are commonly referred to as "derivative" securities. Generally, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional security, asset, or market index. Certain derivative securities are more accurately described as "index/structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators ("reference indices").


8      INFORMATION REGARDING THE FUNDS        AMERICAN CENTURY INVESTMENTS


    Some   "derivatives"  such  as   mortgage-related   and  other  asset-backed
securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

    There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

    The fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the fund may not invest in oil and gas leases or futures.

    The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

    There  are  a  range  of  risks  associated  with  derivative   investments,
including:

    * the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio manager anticipates;

    * the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;

    * the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment; and

    *    the risk that the counterparty will fail to perform its obligations.

    The Board of Directors has approved the manager's policy regarding investments in derivative securities. That policy specifies factors that must be considered in connection with a purchase of derivative securities. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made. The manager will report on fund activity in derivative securities to the Board of Directors as necessary. In addition, the board will review the manager's policy for investments in derivative securities annually.


WHEN-ISSUED SECURITIES

    The fund may sometimes purchase new issues of securities on a when-issued basis without limit when, in the opinion of the manager, such purchases will further the investment objectives of the fund. The price of when-issued securities is established at the time commitment to purchase is made. Delivery of and payment for these securities typically occur 15 to 45 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of such security may decline prior to delivery, which could result in a loss to the fund. A separate account for the fund consisting of cash or high-quality liquid debt securities in an amount at least equal to the when-issued commitments will be established and maintained with the custodian. No income will accrue to the fund prior to delivery.

RULE 144A SECURITIES

    The fund may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the fund's criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.

    With respect to securities eligible for resale under Rule 144A, the staff of the Securities and Exchange Commission has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. The staff also acknowledges that, while the board retains ultimate responsibility, it may delegate this function to the manager. Accordingly, the board has established guidelines and procedures for determining the liquidity of Rule 144A securities and has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the manager. The board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

    Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and the fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the fund's manager


    PROSPECTUS                         INFORMATION REGARDING THE FUNDS      9


will consider appropriate remedies to minimize the effect on the fund's liquidity. The fund may not invest more than 15% of its assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of fund shares).


INVESTMENTS IN COMPANIES WITH LIMITED OPERATING HISTORY

    The fund may invest in the securities of issuers with limited operating history. The manager considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation.

    Investments in securities of issuers with limited operating history may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating history and financial information upon which the manager may base its investment decision on behalf of the fund. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

    New Opportunities will not invest more than 10% of its total assets in the securities of issuers with less than a three-year operating history. The manager will consider periods of capital formation, incubation, consolidation, and research and development in determining whether a particular issuer has a record of three years of continuous operation.


SHORT SALES


    The fund may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short. Such transactions allow the fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately.


    The fund may make a short sale when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code.

PERFORMANCE ADVERTISING

    From time to time, the fund may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return.

    Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the fund's cumulative total return over the same period if the fund's performance had remained constant throughout.

    The fund may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services or Donoghue's Money Fund Report) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, fund performance may be compared to well-known indices of market performance including the Standard & Poor's (S&P) 500 Index and the Dow Jones Industrial Average. Fund performance may also be compared, on a relative basis, to other funds in our fund family. This relative comparison, which may be based upon historical or expected fund performance, volatility or other fund characteristics, may be presented numerically, graphically or in text. Fund performance may also be combined or blended with other funds in our fund family, and that combined or blended performance may be compared to the same indices to which the fund may be compared.

    All performance information advertised by the fund is historical in nature and is not intended to represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.


10      INFORMATION REGARDING THE FUNDS        AMERICAN CENTURY INVESTMENTS


                HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

 AMERICAN CENTURY INVESTMENTS

    The New Opportunities Fund is a part of the American Century Investments family of mutual funds. Our family provides a full range of investment opportunities, from the aggressive equity growth funds in our Twentieth Century Group, to the fixed income funds in our Benham Group, to the moderate risk and specialty funds in our American Century Group. Please call 1-800-345-8810 for a brochure or prospectuses for the other funds in the American Century Investments family.


    To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If you would like additional copies of financial reports and prospectuses or separate mailing of account statements, please call us.


INVESTING IN AMERICAN CENTURY

    The following section explains how to invest in American Century funds, including purchases, redemptions, exchanges and special services. You will find more detail about doing business with us by referring to the Investor Services Guide that you will receive when you open an account.

A WARNING TO SHORT-TERM INVESTORS

    In order to protect the fund's performance potential, it is the desire of the manager that only investors that intend to leave their money in the fund for the long term, i.e., for more than five years, actually invest in the fund. Two policies have been adopted to highlight for potential investors that an investment in the fund should be viewed as a long-term commitment. First, the minimum initial investment for the fund is $10,000. Second, shares that are redeemed or exchanged within five years of their purchase will be subject to a redemption fee of 2% of the value of the shares redeemed or exchanged. This fee will be retained by the fund to help minimize the impact such redemptions and exchanges have on fund performance and, hence, on the other shareholders of the fund.

    BECAUSE OF THE SIGNIFICANT NEGATIVE IMPACT THAT THE FEE WILL HAVE ON REDEMPTIONS OR EXCHANGES MADE WITHIN FIVE YEARS OF PURCHASE, THOSE PROSPECTIVE INVESTORS WHO DO NOT WANT TO, OR ARE NOT ABLE TO, COMMIT TO LEAVE THEIR INVESTMENT IN THE FUND FOR AT LEAST FIVE YEARS SHOULD NOT INVEST IN THE FUND.

HOW TO OPEN AN ACCOUNT

    Shares of the fund are only available for purchase by participants in our Priority Investors Program and employees of the affiliated companies comprising the American Century family of funds.

    To open an account, you must complete and sign an application, furnishing your taxpayer identification number. (You must also certify whether you are subject to withholding for failing to report income to the IRS.) Investments received without a certified taxpayer identification number will be returned.

    The minimum initial investment for Priority Investors in this fund is $10,000; the maximum aggregate investment in the fund is $500,000. Any increase in value as a result of share price appreciation and distributions from the fund that are reinvested in the fund do not count against this $500,000 maximum.

    The manager currently intends to close the fund to new investors when the fund reaches $400,000,000 in net assets.

    Please note: If you register your account as belonging to multiple owners (e.g., as joint tenants), you must provide us with specific authorization on your application in order for us to accept written or telephone instructions from a single owner. Otherwise, all owners will have to agree to any transactions that involve the account (whether the transaction request is in writing or over the telephone).

    You may invest in the following ways:

BY MAIL

    Send a completed application and check or money order payable in U.S. dollars to American Century Investments.


     PROSPECTUS         HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS      11


BY WIRE

    You may make your initial  investment by wiring funds.  To do so, call us or
mail  a  completed   application  and  provide  your  bank  with  the  following information:

(a)  RECEIVING BANK AND ROUTING NUMBER:
   Commerce Bank, N.A. (101000019)

(a)  BENEFICIARY (BNF):
   American Century Services Corporation
   4500 Main St., Kansas City, Missouri 64111

(a)  BENEFICIARY ACCOUNT NUMBER (BNF ACCT):
   2804918

(a)  REFERENCE FOR BENEFICIARY (RFB):
   American Century account number into which you are investing. If more than one, leave blank and see Bank to Bank Information below.

(a)  ORIGINATOR TO BENEFICIARY (OBI):
   Name and address of owner of account into which you are investing.

(a)  BANK TO BANK INFORMATION
   (BBI OR FREE FORM TEXT):
    *    Taxpayer identification or Social
         Security number.

    * If more than one account, account numbers and amount to be invested in each account.


    * Current tax year, previous tax year or rollover designation if an IRA. Specify whether Traditional IRA, Roth IRA, Education IRA, SEP-IRA, SARSEP-IRA, SIMPLE Employer or SIMPLE Employee.


BY EXCHANGE

    Call 1-800-345-8810 from 7 a.m. to 7 p.m. Central time to get information on opening an account by exchanging from another American Century account. See page 13 for more information on exchanges.

IN PERSON

    If you prefer to work with a representative in person, please visit one of our Investor Centers, located at:

    4500 Main Street
    Kansas City, Missouri 64111


    4917 Town Center Drive
    Leawood, Kansas 66211


    1665 Charleston Road
    Mountain View, California 94043

    2000 S. Colorado Blvd.
    Denver, Colorado 80222

SUBSEQUENT INVESTMENTS

    Subsequent investments may be made by an automatic bank, payroll or government direct deposit (see Automatic Investment Plan, this page) or by any of the methods below. The minimum investment requirement for subsequent investments: $250 for checks submitted without the investment slip portion of a previous statement or confirmation, $50 for all other types of subsequent investments.

BY MAIL


    When making subsequent investments, enclose your check with the investment slip portion of a previous statement or confirmation. If the investment slip is not available, indicate your name, address and account number on your check or a separate piece of paper. (Please be aware that the investment minimum for subsequent investments is higher without an investment slip.)


BY TELEPHONE

    Once your account is open, you may make investments by telephone if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account. You may call an Investor Services Representative or use our Automated Information Line.

BY ONLINE ACCESS

    Once your account is open, you may make investments online if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account.

BY WIRE

    You may make subsequent investments by wire. Follow the wire transfer instructions on this page and indicate your account number.

IN PERSON

    You may make subsequent investments in person at one of our Investor Centers. The locations of our four Investor Centers are listed on this page.

AUTOMATIC INVESTMENT PLAN

    You may elect on your application to make investments automatically by authorizing us to draw on your bank account regularly. Such investments must be at least the equivalent of $50 per month. You also may


12 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS


choose an automatic payroll or government direct deposit. If you are establishing a new account, check the appropriate box under "Automatic Investments" on your application to receive more information. If you would like to add a direct deposit to an existing account, please call one of our Investor Services Representatives.

HOW TO EXCHANGE FROM
ONE ACCOUNT TO ANOTHER

    As long as you meet any minimum investment requirements, you may exchange your fund shares to our other funds up to six times per year per account. An exchange request will be processed as of the same day it is received, if it is received before the fund's net asset values are calculated, which is one hour prior to the close of the New York Stock Exchange for funds issued by the American Century Target Maturities Trust, and at the close of the Exchange for all of our other funds. See "When Share Price is Determined," page 18.

    For any single exchange, the shares of each fund being acquired must have a value of at least $100. However, we will allow investors to set up an Automatic Exchange Plan between any two funds in the amount of at least $50 per month. See our Investor Services Guide for further information about exchanges.


    EXCHANGES OF SHARES MADE WITHIN FIVE YEARS OF THEIR PURCHASE WILL BE SUBJECT TO A REDEMPTION FEE OF 2% OF THE VALUE OF THE SHARES EXCHANGED. THE FUND
RESERVES THE RIGHT TO MODIFY ITS POLICY REGARDING THIS REDEMPTION FEE OR TO WAIVE SUCH POLICY IN WHOLE OR IN PART FOR CERTAIN CLASSES OF INVESTORS. SEE "A WARNING TO SHORT-TERM INVESTORS," PAGE 11.


    If, in any 90-day period, the total of your exchanges and your redemptions from any one account exceeds the lesser of $250,000 or 1% of the fund's assets, further exchanges will be subject to special requirements to comply with our policy on large redemptions. See "Special Requirements for Large Redemptions," page 14.

BY MAIL

    You may direct us in writing to exchange your shares from one American Century account to another. For additional information, please see our Investor Services Guide.

BY TELEPHONE

    You can make exchanges over the telephone (either with an Investor Services Representative or using our Automated Information Line -- see page 15) if you have authorized us to accept telephone instructions. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-8810 to get the appropriate form.

BY ONLINE ACCESS

    You can make exchanges online if you have authorized us to accept instructions over the Internet. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-8810 to get the appropriate form.

HOW TO REDEEM SHARES

    We will redeem or "buy back" your shares at any time. Redemptions will be made at the next net asset value determined after a complete redemption request is received. For large redemptions, please read "Special Requirements for Large Redemptions," page 14.

    REDEMPTION OF SHARES MADE WITHIN FIVE YEARS OF THEIR PURCHASE WILL BE SUBJECT TO A REDEMPTION FEE OF 2% OF THE VALUE OF THE SHARES REDEEMED. SEE "A WARNING TO SHORT-TERM INVESTORS," PAGE 11.

    Please note that a request to redeem shares in an IRA or 403(b) plan must be accompanied by an executed IRS Form W4-P and a reason for withdrawal as specified by the IRS.

BY MAIL

    Your written instructions to redeem shares may be made either by a redemption form, which we will send you upon request, or by a letter to us. Certain redemptions may require a signature guarantee. Please see "Signature Guarantee," page 14.

BY TELEPHONE

    If you have authorized us to accept telephone instructions, you may redeem your shares by calling an Investor Services Representative.

BY CHECK-A-MONTH

    If you have at least a $10,000 balance in your account, you may redeem shares by Check-A-Month. A Check-A-Month plan automatically redeems enough shares each month to provide you with a check for an amount you choose (minimum $50). To set up a Check-


    PROSPECTUS          HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS     13


A-Month  plan  or  request  a  brochure,   please  call  an  Investor   Services
Representative.

OTHER AUTOMATIC REDEMPTIONS

    If you have at least a $10,000 balance in your account, you may elect to make redemptions automatically by authorizing us to send funds to your account at a bank or other financial institution. To set up automatic redemptions, call one of our Investor Services Representatives.

REDEMPTION PROCEEDS

    Please note that shortly after a purchase of shares is made by check or electronic draft (also known as an ACH draft) from your bank, we may wait up to 15 days or longer to send redemption proceeds (to allow your purchase funds to clear). No interest is paid on the redemption proceeds after the redemption is processed but before your redemption proceeds are sent.

    Redemption proceeds may be sent to you in one of the following ways:

BY CHECK

    Ordinarily, all redemption checks will be made payable to the registered owner of the shares and will be mailed only to the address of record. For more information, please refer to our Investor Services Guide.

BY WIRE AND ACH

    You may authorize us to transmit redemption proceeds by wire or ACH. These services will be effective 15 days after we receive the authorization.

    Your bank will usually receive wired funds within 48 hours of transmission. Funds transferred by ACH may be received up to seven days after transmission. Wired funds are subject to a $10 fee to cover bank wire charges, which is deducted from redemption proceeds. Once the funds are transmitted, the time of receipt and the funds' availability are not under our control.

SPECIAL REQUIREMENTS FOR LARGE REDEMPTIONS

    We have elected to be governed by Rule 18f-1 under the Investment Company Act, which obligates each fund make certain redemptions in cash. This requirement to pay redemptions in cash applies to situations where one shareholder redeems, during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the fund. Although redemptions in excess of this limitation will also normally be paid in cash, we reserve the right under unusual circumstances to honor these redemptions by making payment in whole or in part in readily marketable securities (a "redemption-in-kind").

    If payment is made in securities, the securities will be selected by the fund, will be valued in the same manner as they are in computing the fund's net asset value and will be provided without prior notice.

    If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on the fund and its remaining shareholders.

    Despite its right to redeem fund shares through a redemption-in-kind, we do not expect to exercise this option unless the fund has an unusually low level of cash to meet redemptions and/or is experiencing unusually strong demands for its cash. Such a demand might be caused, for example, by extreme market conditions that result in an abnormally high level of redemption requests concentrated in a short period of time. Absent these or similar circumstances, we expect redemptions in excess of $250,000 to be paid in cash in any fund with assets of more than $50 million if total redemptions from any one account in any 90-day period do not exceed one-half of 1% of the total assets of the fund.

REDEMPTION OF SHARES IN LOW-BALANCE ACCOUNTS

    Whenever the shares held in an account have a value of less than the required minimum, a letter will be sent advising you of the necessity to bring the value of the shares held in the account up to the minimum. See "How to Open an Account," page 11. If action is not taken within 90 days of the letter's date, the shares held in the account will be redeemed and the proceeds from the redemption will be sent by check to your address of record. We reserve the right to increase the investment minimums.

SIGNATURE GUARANTEE

    To protect your accounts from fraud, some transactions will require a signature guarantee. Which transactions will require a signature guarantee will depend on


14 HOW TO INVEST WITH AMERICAN CENTURY  INVESTMENTS AMERICAN CENTURY INVESTMENTS


which service options you elect when you open your account. For example, if you choose "In Writing Only," a signature guarantee would be required when:

    *    redeeming more than $25,000; or

    * establishing or increasing a Check-A-Month or automatic transfer on an existing account.

    You can obtain a signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

    For a more in-depth explanation of our signature guarantee policy, or if you live outside the United States and would like to know how to obtain a signature guarantee, please consult our Investor Services Guide.

    We reserve the right to require a signature guarantee on any transaction, or to change this policy at any time.

SPECIAL SHAREHOLDER SERVICES

    We offer several service options to make your account easier to manage. These are listed on the account application. Please make note of these options and elect the ones that are appropriate for you. Be aware that the "Full Services" option offers you the most flexibility. You will find more information about each of these service options in our Investor Services Guide.

    Our special shareholder services include:

AUTOMATED INFORMATION LINE

    We offer an Automated Information Line, 24 hours a day, seven days a week, at 1-800-345-8765. By calling the Automated Information Line, you may listen to fund prices, yields and total return figures. You may also use the Automated Information Line to make investments into your accounts (if we have your bank information on file) and obtain your share balance, value and most recent transactions. If you have authorized us to accept telephone instructions, you also may exchange shares from one fund to another via the Automated Information Line. Redemption instructions cannot be given via the Automated Information Line.

ONLINE ACCOUNT ACCESS

    You may contact us 24 hours a day, seven days a week, at www.americancentury.com to access daily share prices, receive updates on major market indices and view historical performance of your funds. If you select "Full Services" on your application, you can use your personal access code and Social Security number to view your account balances and account activity, make subsequent investments from your bank account or exchange shares from one fund to another.

OPEN ORDER SERVICE

    Through our open order service, you may designate a price at which to buy shares of a variable-priced fund by exchange from one of our money market funds, or a price at which to sell shares of a variable-priced fund by exchange to one of our money market funds. The designated purchase price must be equal to or lower, or the designated sale price equal to or higher, than the variable-priced fund's net asset value at the time the order is placed. If the designated price is met within 90 calendar days, we will execute your exchange order automatically at that price (or better). Open orders not executed within 90 days will be canceled.

    If the fund you have selected deducts a distribution from its share price, your order price will be adjusted accordingly so the distribution does not inadvertently trigger an open order transaction on your behalf. If you close or re-register the account from which the shares are to be redeemed, your open order will be canceled.

    Because of their time-sensitive nature, open order transactions are accepted only by telephone or in person. These transactions are subject to exchange limitations described in each fund's prospectus, except that orders and cancellations received before 2 p.m. Central time are effective the same day, and orders or cancellations received after 2 p.m. Central time are effective the next business day.

TAX-QUALIFIED RETIREMENT PLANS

    The fund is available for your tax-deferred retirement plan. Call or write us and request the appropriate forms for:

    *    Individual Retirement Accounts (IRAs); or

    *    403(b) plans.

    You can also transfer your tax-deferred plan to us from another company or custodian. Call or write us for a Request to Transfer form.

IMPORTANT POLICIES REGARDING YOUR INVESTMENTS

    Every account is subject to policies that could affect your investment. Please refer to the Investor Services Guide for further information about the policies


    PROSPECTUS       HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS       15


discussed below, as well as further detail about the services we offer.

  (1) We reserve the right for any reason to suspend the offering of shares for a period of time, or to reject any specific purchase order (including purchases by exchange). Additionally, purchases may be refused if, in the opinion of the manager, they are of a size that would disrupt the management of the fund.

  (2) We reserve the right to make changes to any stated investment requirements, including those that relate to purchases, transfers and redemptions. In addition, we may also alter, add to or terminate any investor services and privileges. Any changes may affect all shareholders or only certain series or classes of shareholders. In particular, the manager has established different minimum investment amounts for the employees of its affiliated companies, and may change those amounts from time to time.

  (3) Shares being acquired must be qualified for sale in your state of residence.

  (4) Transactions requesting a specific price and date, other than open orders, will be refused. Once you have mailed or otherwise transmitted your transaction instructions to us, they may not be modified or canceled.

  (5) If a transaction request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, we will require evidence satisfactory to us of the authority of the individual making the request.

  (6) We have established procedures designed to assure the authenticity of instructions received by telephone. These procedures include requesting personal identification from callers, recording telephone calls, and providing written confirmations of telephone transactions. These procedures are designed to protect shareholders from unauthorized or fraudulent instructions. If we do not employ reasonable procedures to confirm the genuineness of instructions, then we may be liable for losses due to unauthorized or fraudulent instructions. The company, its transfer agent and investment advisor will not be responsible for any loss due to instructions they reasonably believe are genuine.

  (7)    All   signatures   should  be  exactly  as  the  name  appears  in  the
         registration. If the owner's name appears in the registration as Mary Elizabeth Jones, she should sign that way and not as Mary E. Jones.

  (8) Unusual stock market conditions have in the past resulted in an increase in the number of shareholder telephone calls. If you experience difficulty in reaching us during such periods, you may send your transaction instructions by mail, express mail or courier service, or you may visit one of our Investors Centers. You may also use our Automated Information Line if you have requested and received an access code and are not attempting to redeem shares.

  (9) If you fail to provide us with the correct certified taxpayer identification number, we may reduce any redemption proceeds by $50 to cover the penalty the IRS will impose on us for failure to report your correct taxpayer identification number on information reports.

  (10) We will perform special inquiries on shareholder accounts. A research fee of $15 per hour may be applied.

REPORTS TO SHAREHOLDERS

    At the end of each calendar quarter, we will send you a consolidated statement that summarizes all of your American Century holdings, as well as an individual statement for each fund you own that reflects all year-to-date activity in your account. You may request a statement of your account activity at any time.

    With the exception of most automatic transactions, each time you invest, redeem, transfer or exchange shares, we will send you a confirmation of the transaction. See the Investor Services Guide for more detail.

    Carefully review all the information relating to transactions on your statements and confirmations to ensure that your instructions were acted on properly. Please notify us immediately in writing if there is an error. If you fail to provide notification of an error with reasonable promptness, i.e., within 30 days of non-automatic transactions or within 30 days of the date of your consolidated quarterly statement, in the case of automatic transactions, we will deem you to have ratified the transaction.

16 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS  AMERICAN CENTURY INVESTMENTS

    No later than January 31 of each year, we will send you reports that you may use in completing your U.S. income tax return. See the Investor Services Guide for more information.

    Each year, we will send you an annual and a semiannual report relating to your fund. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semiannual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You also will receive an updated prospectus at least once each year. Please read these materials carefully, as they will help you understand your fund.


    PROSPECTUS        HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS      17


                     ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE

WHEN SHARE PRICE IS DETERMINED

    The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of the fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds, except funds issued by the American Century Target Maturities Trust, net asset value is determined as of the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. The net asset values for Target Maturities funds are determined one hour prior to the close of the Exchange.


    Investments and requests to redeem or exchange shares will receive the share price next determined after we receive your investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares received by us or one of our agents or designees before the time as of which the net asset value of the fund is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined as of, the close of the Exchange on, the next day the Exchange is open.


    Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the time as of which the net asset value of the fund is determined.

    Investments by telephone pursuant to your prior authorization to us to draw on a bank account are considered received at the time of your telephone call.

    Investment and transaction instructions received by us on any business day by mail prior to the time as of which the net asset value of the fund is determined, will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.

HOW SHARE PRICE IS DETERMINED

    The valuation of assets for determining net asset value may be summarized as follows:

    The portfolio securities of the fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. If no sale is reported, the mean of the latest bid and asked price is used. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

    The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the New York Stock Exchange, if that is earlier. That value is then converted to dollars at the prevailing foreign exchange rate.

    Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the New York Stock Exchange is open. If an event were to occur after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, then that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    Trading of these securities in foreign markets may not take place on every New York Stock Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the New York Stock Exchange is not open and on which a fund's net asset value is not calculated.


18   ADDITIONAL INFORMATION YOU SHOULD KNOW      AMERICAN CENTURY INVESTMENTS


Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of the fund's portfolio may be affected on days when shares of the fund may not be purchased or redeemed.

WHERE TO FIND INFORMATION ABOUT SHARE PRICE

    The net asset values of New Opportunities are published in leading newspapers daily. The net asset value may also be obtained by calling us or by accessing our Web site (www.americancentury.com).

DISTRIBUTIONS

    In general, distributions from net investment income and net realized securities gains, if any, are declared and paid annually on or before December 31, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the Investment Company Act.


    Distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. You may elect to have distributions on shares held in certain IRAs and 403(b) plans paid in cash only if you are at least 591/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date. Please consult our Investor Services Guide for further information regarding your distribution options.


    A distribution on shares of the fund does not increase the value of your shares or your total return. At any given time the value of your shares includes the undistributed net gains, if any, realized by the fund on the sale of portfolio securities, and undistributed dividends and interest received, less fund expenses.

    Because such gains and dividends are included in the value of your shares, when they are distributed the value of your shares is reduced by the amount of the distribution. If you buy your shares just before the distribution, you will pay the full price for your shares, and then receive a portion of the purchase price back as a taxable distribution. See "Taxes," this page.

TAXES

    The fund has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders it pays no income tax.

TAX-DEFERRED ACCOUNTS

    If fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan, income and capital gains distributions paid by the fund will generally not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis.

    Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals or distributions from the plan.

TAXABLE ACCOUNTS


    If fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income. The dividends from net income may qualify for the 70% dividends received deduction for corporations to the extent that the fund held shares receiving the dividend for more than 45 days. Distributions from gains on assets held greater than 12 months but no more than 18 months (28% rate gain) and/or assets held greater than 18 months (20% rate gain) are taxable as long-term gains regardless of the length of time you have held the shares. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain (28% or 20% rate gain) to you with respect to such shares.


    Dividends and interest received by the fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Foreign countries generally do not impose taxes on capital gains in respect of investments by non-resident investors. The foreign taxes paid by the fund will reduce its dividends.

    If more than 50% of the value of the fund's total assets at the end of each quarter of its fiscal year consists of securities of foreign corporations, the fund may qualify for and make an election with the Internal Revenue Service with respect to such fiscal year so that


    PROSPECTUS                   ADDITIONAL INFORMATION YOU SHOULD KNOW     19



fund shareholders may be able to claim a foreign tax credit in lieu of a deduction for foreign income taxes paid by the fund. If such an election is made, the foreign taxes paid by the fund will be treated as income received by you.

    In order for the shareholder to utilize the foreign tax credit, the mutual fund shares must have been held for 16 days or more during the 30-day period, beginning 15 days prior to the ex-dividend date for the mutual fund shares. The mutual fund must meet a similar holding period requirement with respect to foreign securities to which a dividend is attributable. Any portion of the foreign tax credit which is ineligible as a result of the fund not meeting the holding period requirement will be separately disclosed and may be eligible as an itemized deduction.

    If the fund purchases the securities of certain foreign investment funds or trusts called passive foreign investment companies (PFIC), capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long the fund holds its investment. The fund may also be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. In the alternative, the fund may elect to recognize cumulative gains on such investments as of the last day of its fiscal year and distribute it to shareholders. Any distributions attributable to a PFIC is characterized as ordinary income.

    Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) will not have increased. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains (28% and/or 20% rate gain).


    In January of the year following the distribution, if you own shares in a taxable account, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes.

    Distributions may also be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

    If you have not complied with certain provisions of the Internal Revenue Code and Regulations, we are required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed, and is not refundable.


    Redemption of shares of the fund (including redemption made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders will generally recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be considered long-term subject to tax at a maximum rate of 28% (28% rate gain/loss) if shareholders have held such shares for a period of more than 12 months but no more than 18 months and long-term subject to tax at a maximum rate of 20%, minimum of 10% (20% rate gain/loss) if shareholders have held such shares for a period of more than 18 months. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.



20     ADDITIONAL INFORMATION YOU SHOULD KNOW   AMERICAN CENTURY INVESTMENTS


MANAGEMENT

INVESTMENT MANAGEMENT

    Under the laws of the State of Maryland, the Board of Directors is responsible for managing the business and affairs of the fund. Acting pursuant to an investment management agreement entered into with the fund, American Century Investment Management, Inc. serves as the investment manager of the fund. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.


    The manager supervises and manages the investment portfolios of the fund and directs the purchase and sale of its investment securities. It utilizes a team of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the fund's portfolios as it deems appropriate in pursuit of the fund's investment objectives. Individual portfolio manager members of the team may also adjust portfolio holdings of the fund as necessary between team meetings.


    The portfolio manager members of the team managing New Opportunities Fund and their work experience for the last five years are as follows:


    CHRISTOPHER K. BOYD, Vice President and Portfolio Manager, joined American Century in January 1998. With the exception of 1997, Mr. Boyd has been with American Century since March 1988 and served as a Portfolio Manager since December 1992. During 1997, Mr. Boyd was in private practice as an investment advisor.


    JOHN D. SEITZER, Portfolio Manager, joined American Century in June 1993 as an Investment Analyst, a position he held until July 1996. At that time he was promoted to Portfolio Manager. Prior to joining American Century, Mr. Seitzer attended Indiana University from August 1991 to June 1993, where he obtained his MBA degree.

    The activities of the manager are subject only to directions of the fund's Board of Directors. The manager pays all the expenses of the fund except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.

    For the services provided to the fund, the manager receives an annual fee of 1.5% of the average net assets of the fund.


    On the first business day of each month, the fund pays a management fee to the manager for the previous month at the rate specified. The fee for the previous month is calculated by multiplying the applicable fee for the fund by the aggregate average daily closing value of the series' net assets during the previous month, and further multiplying that product by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).


CODE OF ETHICS

    The fund and the manager have adopted a Code of Ethics that restricts personal investing practices by employees of the manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the fund's portfolios obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of fund shareholders come before the interests of the people who manage those funds.

TRANSFER AND ADMINISTRATIVE SERVICES

    American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend-paying agent for the fund. It provides facilities, equipment and personnel to the fund, and is paid for such services by the manager.

    Although there is no sales charge levied by the fund, transactions in shares of the fund may be executed by brokers or investment advisors who charge a transaction-based fee or other fee for their services. Such charges may vary among broker-dealers and financial advisors, but in all cases will be retained by the broker-dealer or financial advisor and not remitted to the fund or the investment manager. You should be aware of the fact that these transactions may be made directly with American Century without incurring such fees.

    From time to time, special services may be offered to shareholders who maintain higher share balances in


    PROSPECTUS                     ADDITIONAL INFORMATION YOU SHOULD KNOW    21


our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the manager.

    The manager and transfer agent are both wholly owned by American Century Companies, Inc. James E. Stowers Jr., Chairman of the fund's Board of Directors, controls American Century Companies by virtue of his ownership of a majority of its common stock.


    Pursuant  to  a  Sub-Administration   Agreement  with  the  manager,   Funds
Distributor, Inc. (FDI) serves as the Co-Administrator for the fund. FDI is responsible for (i) providing certain officers of the fund and (ii) reviewing and filing marketing and sales literature on behalf of the fund. The fees and expenses of FDI are paid by the manager out of its unified fee.


DISTRIBUTION OF FUND SHARES


    The fund's shares are distributed by FDI, a registered broker-dealer. FDI is a wholly-owned indirect subsidiary of Boston Institutional Group, Inc. FDI's principal business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109. The Investor Class of shares does not pay any commissions or sales loads to the distributor or any other broker-dealers or financial intermediaries in connection with the distribution of fund shares.

    Investors may open accounts with American Century only through the distributor. All purchase transactions in the fund offered by this Prospectus are processed by the transfer agent, which is authorized to accept any instructions relating to fund accounts. All purchase orders must be accepted by the distributor. All fees and expenses of FDI in acting as distributor for the fund are paid by the manager.


FURTHER INFORMATION ABOUT AMERICAN CENTURY

    American Century Mutual Funds, Inc., the issuer of the fund, was organized as a Maryland corporation on July 2, 1990. The corporation commenced operations on February 28, 1991, the date it merged with Twentieth Century Investors, Inc., a Delaware corporation which had been in business since October 1958. Pursuant to the terms of the Agreement and Plan of Merger dated July 27, 1990, the Maryland corporation was the surviving entity and continued the business of the Delaware corporation with the same officers and directors, the same shareholders and the same investment objectives, policies and restrictions.

    The principal office of the fund is American Century Tower, 4500 Main Street, P.O. Box 419287, Kansas City, Missouri 64141-6287. All inquiries may be made by mail to that address, or by phone to 1-800-345-8810 (international calls: 816-531-5575).


    American Century Mutual Funds, Inc. issues 13 series of $.01 par value shares. Each series is commonly referred to as a fund. The assets belonging to each series of shares are held separately by the custodian.


    Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except for those matters that must be voted on separately by the series or class of shares affected. Matters affecting only one series or class are voted upon only by that series or class.

    Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of directors can elect all of the directors if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Directors.

    Unless required by the Investment Company Act, it will not be necessary for the fund to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of directors or the appointment of auditors. However, pursuant to the fund's by-laws, the holders of shares representing at least 10% of the votes entitled to be cast may request the fund to hold a special meeting of shareholders. We will assist in the communication with other shareholders.

    WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.


22     ADDITIONAL INFORMATION YOU SHOULD KNOW   AMERICAN CENTURY INVESTMENTS


                                      NOTES


                                                                  NOTES       23


                                      NOTES


24      NOTES                                  AMERICAN CENTURY INVESTMENTS


                                      NOTES


                                                                  NOTES       25


P.O. BOX 419287
KANSAS CITY, MISSOURI
64141-6287

INVESTOR SERVICES:
1-800-345-8810 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-531-5689

WWW.AMERICANCENTURY.COM

                            [american century logo]
                                    American
                                Century(reg.sm)

9802           [recycled logo]
SH-BKT-11520      Recycled

                       STATEMENT OF ADDITIONAL INFORMATION

                             [American Century logo]
                                    American
                                 Century(reg.sm)


                                  MARCH 1, 1998


                       AMERICAN CENTURY MUTUAL FUNDS, INC.



                       STATEMENT OF ADDITIONAL INFORMATION
                                  MARCH 1, 1998


                       AMERICAN CENTURY MUTUAL FUNDS, INC.

This statement is not a prospectus but should be read in conjunction with those American Century prospectuses dated March 1, 1998. Please retain this document for future reference. To obtain a prospectus, call American Century toll-free at 1-800-345-2021 (international calls: 816-531-5575), or write to P.O. Box 419200,
Kansas City, Missouri 64141-6200, or access our Web site (www.americancentury.com).

TABLE OF CONTENTS


Investment Objectives of the Funds ........................................    2
Fundamental Policies of the Funds .........................................    2
Additional Investment Restrictions ........................................    4
Forward Currency Exchange Contracts .......................................    5
An Explanation of Fixed Income Securities Ratings .........................    6
Short Sales ...............................................................    8
Portfolio Lending .........................................................    8
Portfolio Turnover ........................................................    8
Interest Rate Futures Contracts and Related Options .......................    9
Officers and Directors ....................................................   13
Management ................................................................   15
Custodians ................................................................   17
Independent Auditors ......................................................   17
Capital Stock .............................................................   17
Multiple Class Structure ..................................................   18
Brokerage .................................................................   20
Performance Advertising ...................................................   21
Redemptions in Kind .......................................................   23
Holidays ..................................................................   24
Financial Statements ......................................................   24



STATEMENT OF ADDITIONAL INFORMATION                                       1


INVESTMENT OBJECTIVES OF THE FUNDS


    The investment objective of each fund comprising American Century Mutual Funds, Inc. is described on page 2 of the applicable prospectus. One feature of the various series of shares (funds) merits further explanation. The chief investment difference among Growth, Ultra and Vista, and between Select and Heritage, is the size of the fund, which affects the nature of the investments in the fund's portfolio. A smaller fund tends to be more responsive to changes in the value of its portfolio securities. For example, if a $1,000,000 fund buys $5,000 of stock which then doubles in value, the value of the fund increases by only one-half of 1%. However, if a $100,000 fund buys $5,000 of such stock, which then doubles in value, the value of the fund increases by 5%, or at a rate 10 times as great. By the same token, if the value of such stock declines by one-half, the small fund would decline in value by 2.5%, while the larger fund would decline in value by only one-half of 1% or at a rate only one-tenth as great. Thus, a small fund with the same objective as a large fund, and similarly managed, likely will have a greater potential for profit and for loss as well.


FUNDAMENTAL POLICIES OF THE FUNDS

    In achieving its objective, a fund must conform to certain fundamental policies that may not be changed without shareholder approval, as follows:

SELECT, HERITAGE, GROWTH, ULTRA, VISTA, GIFTRUST, NEW OPPORTUNITIES AND THE EQUITY INVESTMENTS OF BALANCED


    In general, within the restrictions outlined herein, American Century has broad powers with respect to investing funds or holding them uninvested. Investments are varied according to what is judged advantageous under changing economic conditions. It is our policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described below. It is the manager's intention that each fund will generally consist of common stocks. However, subject to the specific limitations applicable to a fund, the manager may invest the assets of each fund in varying amounts in other instruments and in senior securities, such as bonds, debentures, preferred stocks and convertible issues, when such a course is deemed appropriate in order to attempt to attain its financial objective. Senior securities that, in the opinion of the manager, are high-grade issues may also be purchased for defensive purposes. [Note: The above statement of fundamental policy gives American Century authority to invest in securities other than common stocks and traditional debt and convertible issues. Though the funds have not made such investments in the past, the manager may invest in master limited partnerships (other than real estate partnerships) and royalty trusts, which are traded on domestic stock exchanges when such investments are deemed appropriate for the attainment of the funds' investment objectives.]

BALANCED

    The manager will invest approximately 60% of the Balanced portfolio in common stocks and the balance in fixed income securities. Common stock investments are described above. At least 80% of the fixed income assets will be invested in securities that are rated at the time of purchase by a nationally recognized statistical rating organization to be within the three highest categories. See "AN EXPLANATION OF FIXED INCOME SECURITIES RATINGS," page 6. The fund may invest in securities of the United States government and its agencies and instrumentalities, corporate, sovereign government, municipal, mortgage-backed, and other asset-backed securities. It can be expected that management will invest from time to time in bonds and preferred stock convertible into common stock.


CASH RESERVE

    The manager will invest the Cash Reserve portfolio in debt securities payable in U.S. currency. Such securities may be obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities or obligations issued by corporations and others, including repurchase agreements, of such quality and with such maturities to permit Cash Reserve to be designated as a money market fund and to enable it to maintain a stable offering price per share.

    The fund operates pursuant to a rule under the Investment Company Act that permits valuation of portfolio securities on the basis of amortized cost. As


2                                                AMERICAN CENTURY INVESTMENTS



required by the rule, the Board of Directors has adopted procedures designed to stabilize, to the extent reasonably possible, the fund's price per share as computed for the purpose of sales and redemptions at $1.00. While the day-to-day operation of the fund has been delegated to the manager, the quality requirements established by the procedures limit investments to certain U.S. dollar-denominated instruments that the Board of Directors has determined present minimal credit risks and that have been rated in one of the two highest rating categories as determined by a nationally recognized statistical rating organization or, in the case of an unrated security, are of comparable quality. See "AN EXPLANATION OF FIXED INCOME SECURITIES RATINGS," page 6. The procedures require review of the fund's portfolio holdings at such intervals as are reasonable in light of current market conditions to determine whether the fund's net asset value calculated by using available market quotations deviates from the per-share value based on amortized cost. The procedures also prescribe the action to be taken if such deviation should occur.


LIMITED-TERM BOND, INTERMEDIATE-TERM BOND AND BENHAM BOND


    The manager will invest the portfolios of the corporate bond funds in high-and medium-grade debt securities payable in U.S. currency. The funds may invest in securities that, at the time of purchase, are rated by a nationally recognized statistical rating organization or, if not rated, are of equivalent investment quality as determined by the management, as follows: short-term notes within the two highest categories; corporate, sovereign government and municipal bonds within the four highest categories; securities of the U.S. government and its agencies and instrumentalities; and other types of securities rated at least P-2 by Moody's or A-2 by S&P. See "AN EXPLANATION OF FIXED INCOME SECURITIES RATINGS," page 6. The funds may also purchase securities under repurchase agreements as described in the prospectus and purchase and sell interest rate futures contracts and related options. See "INTEREST RATE FUTURES CONTRACTS AND RELATED OPTIONS," page 9.


HIGH-YIELD

    The manager will invest the portfolio of High-Yield in a diversified portfolio of high-yielding corporate bonds, debentures and notes. The fund seeks current income as a primary objective and capital appreciation as a secondary objective. The fund invests primarily in lower-rated bonds, which are subject to greater credit risk and consequently offer higher yield than investment-grade bonds. The securities purchased by the fund include notes, corporate, sovereign government and municipal bonds in any rating category. The fund may also purchase convertible and preferred securities in any amount and purchase and sell interest rate futures contracts and related options. See "INTEREST RATE FUTURES CONTRACTS AND RELATED OPTIONS," page 9.

    As fixed income securities, convertible securities in which the fund may invest are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation because securities prices fluctuate.

    Convertible  securities  generally  are  subordinated  to other  similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

    Unlike a convertible security that is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining


STATEMENT OF ADDITIONAL INFORMATION                                          3


non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or on the National Association of Securities Dealers Automated Quotation Systems. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by the fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

BENHAM BOND AND HIGH-YIELD

    Benham Bond and High-Yield (the funds) may buy and sell interest rate futures contracts relating to debt securities ("debt futures," i.e., futures relating to debt securities, and "bond index futures," i.e., futures relating to indexes on types or groups of bonds) and write and buy put and call options relating to interest rate futures contracts for the purpose of hedging against
(i) declines or possible declines in the market value of debt securities or (ii) inability to participate in advances in the market values of debt securities at times when the funds are not fully invested in long-term debt securities; provided that, the funds may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on a fund's existing futures positions and premiums paid for related options would exceed 5% of the fund's assets.

ADDITIONAL INVESTMENT RESTRICTIONS

    Additional fundamental policies that may be changed only with shareholder approval provide as follows:

    (1) The funds shall not issue senior securities, except as permitted under the Investment Company Act of 1940.

    (2) The funds shall not borrow money, except that the funds may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33(1)/(3)% of a fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

    (3) The funds shall not lend any security or make any other loan if, as a result, more than 33(1)/(3)% of a fund's total assets would be lent to other parties, except, (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or
        (ii) by engaging in repurchase agreements with respect to portfolio securities.

    (4) The funds shall not concentrate their investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

    (5) The funds shall not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent a fund from investment in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

    (6) The funds shall not act as an underwriter of securities issued by others, except to the extent that a fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

    (7) The funds shall not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this limitation shall not prohibit a fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

    (8) The funds shall not invest for purposes of exercising control over management.

    In addition, the funds have adopted the following non-fundamental investment restrictions:

    (1) As an operating policy, a fund shall not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the fund.

    (2) As an operating policy, a fund may not purchase any security or enter into a repurchase


4                                               AMERICAN CENTURY INVESTMENTS


        agreement if, as a result, more than 15% of its net assets (10% for money market funds) would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

    (3) As an operating policy, a fund shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transaction in futures contracts and options are not deemed to constitute selling securities short.

    (4) As an operating policy, a fund shall not purchase securities on margin, except that a fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.


    The Investment Company Act imposes certain additional restrictions upon acquisition by the corporation of securities issued by insurance companies, broker-dealers, underwriters or investment advisors, and upon transactions with affiliated persons as therein defined. It also defines and forbids the creation of cross and circular ownership. Neither the Securities and Exchange Commission nor any other agency of the federal or state agency participates in or supervises the management of the funds or their investment practices or policies.

    The Investment Company Act also provides that the funds may not invest more than 25% of their assets in the securities of issuers engaged in a single industry. In determining industry groups for purposes of this restriction, the SEC ordinarily uses the Standard Industry Classification codes developed by the United States Office of Management and Budget. In the interest of ensuring adequate diversification, the funds monitor industry concentration using a more restrictive list of industry groups than that recommended by the SEC. The funds believe that these classifications are reasonable and are not so broad that the primary economic characteristics of the companies in a single class are materially different. The use of these restrictive industry classifications may, however, cause the funds to forego investment possibilities that may otherwise be available to them under the Investment Company Act.


FORWARD CURRENCY EXCHANGE CONTRACTS

    The funds conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency exchange contracts to purchase or sell foreign currencies.

    The funds expect to use forward contracts under two circumstances:

    (1) When the manager wishes to "lock in" the U.S. dollar price of a security when a fund is purchasing or selling a security denominated in a foreign currency, the fund would be able to enter into a forward contract to do so; or


    (2) When the manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a fund would be able to enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency.


    As to the first circumstance, when a fund enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, the fund will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar at the subject foreign currency.


    Under the second circumstance, when the manager believes that the currency of a particular country may suffer a substantial decline relative to the U.S. dollar, a fund could enter into a foreign contract to sell for a fixed dollar amount the amount in foreign currencies approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. The fund will place cash or high-grade liquid securities in a



STATEMENT OF ADDITIONAL INFORMATION                                       5


separate account with its custodian in an amount equal to the value of the forward contracts entered into under the second circumstance. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account equals the amount of the fund's commitments with respect to such contracts.


    The precise matching of forward contracts in the amounts and values of securities involved generally would not be possible since the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of short-term hedging strategy is highly uncertain. The manager does not intend to enter into such contracts on a regular basis. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the manager believes that it is important to have flexibility to enter into such forward contracts when it determines that a fund's best interests may be served.


    Generally, a fund will not enter into a forward contract with a term of greater than one year. At the maturity of the forward contract, the fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the fund to purchase, on the same maturity date, the same amount of the foreign currency.

    It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the fund is obligated to deliver.

AN EXPLANATION OF FIXED INCOME SECURITIES RATINGS


    As described in the applicable prospectuses, the funds may invest in fixed income securities. Those investments, however, are subject to certain credit quality restrictions, as noted in the applicable prospectus. The following is a description of the rating categories referenced in the prospectus disclosure.


    The following summarizes the ratings used by Standard & Poor's Corporation for bonds:

   AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

   AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

   A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

   BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

   BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

   B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

   CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon


6                                                AMERICAN CENTURY INVESTMENTS


   favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

   CC - The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

   C - The rating C typically is applied to debt subordinated to senior debt, which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

   CI - The rating CI is reserved for income bonds on which no interest is being paid.

   D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

    Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

    The rating SP-1 is the highest rating assigned by S&P to municipal notes and indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

    The following summarizes the ratings used by Moody's Investors Service, Inc. for bonds:

   AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

   A - Debt that is rated A possesses many favorable investment attributes and is to be considered as an upper medium-grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

   BAA - Debt that is rated Baa is considered as a medium-grade obligation, i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

   BA - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded, during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

   B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   CAA - Bonds that are rated Caa are of poor standing. Such issues may be in default, or there may be


STATEMENT OF ADDITIONAL INFORMATION                                         7


   present elements of danger with respect to principal or interest.

   CA - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers (1, 2 and 3) in each generic rating category from Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

    The rating Prime-1 or P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 or P-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriated, may be more affected by external conditions. Ample alternate liquidity is maintained.

    The following summarized the highest rating used by Moody's for short-term notes and variable-rate demand obligations:

   MIG-1; VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

SHORT SALES


    The common stock funds, the Balanced Fund and the High-Yield Fund may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short.


    In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If a fund engages in a short sale, the collateral account will be maintained by the fund's custodian. While the short sale is open, the fund will maintain in a segregated custodial account an amount of securities convertible into, or exchangeable for, such equivalent securities at no additional cost. These securities would constitute the fund's long position.


    A fund may make a short sale, as described above, when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes. There will be certain additional transaction costs associated with short sales, but the fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.


PORTFOLIO LENDING


    In order to realize additional income, a fund may lend its portfolio securities. Such loans may not exceed one-third of the fund's net assets valued at market except (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities.


PORTFOLIO TURNOVER


    The portfolio turnover rates of the funds are shown in the Financial Highlights table in the prospectuses.

    With respect to each fund, the manager will purchase and sell securities without regard to the length of time the security has been held. Accordingly, the fund's rate of portfolio turnover may be substantial.

    The funds intend to purchase a given security whenever the manager believes it will contribute to the stated objective of the fund. In order to achieve each fund's investment objective, the manager will sell a given security, no matter for how long or for how short a period it has been held in the portfolio, and no matter whether the sale is at a gain or at a loss,



8                                                  AMERICAN CENTURY INVESTMENTS



if the manager believes that the security is not fulfilling its purpose, either because, among other things, it did not live up to the manager's expectations, or because it may be replaced with another security holding greater promise, or because it has reached its optimum potential, or because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

    When a general decline in security prices is anticipated, the equity funds may decrease or eliminate entirely their equity positions and increase their cash positions, and when a rise in price levels is anticipated, the equity funds may increase their equity positions and decrease their cash positions. However, it should be expected that the funds will, under most circumstances, be essentially fully invested in equity securities.

    Since investment decisions are based on the anticipated contribution of the security in question to the fund's objectives, the manager believes that the rate of portfolio turnover is irrelevant when it believes a change is in order to achieve those objectives, and the fund's annual portfolio turnover rate cannot be anticipated and may be comparatively high. This disclosure regarding portfolio turnover is a statement of fundamental policy and may be changed only by a vote of the shareholders.


    Since the manager does not take portfolio turnover rate into account in making investment decisions, (1) the manager has no intention of accomplishing any particular rate of portfolio turnover, whether high or low, and (2) the portfolio turnover rates in the past should not be considered as a representation of the rates that will be attained in the future.

INTEREST RATE FUTURES CONTRACTS AND RELATED
OPTIONS

    Limited-Term Bond, Intermediate-Term Bond, Benham Bond and High-Yield (the funds) may buy and sell interest rate futures contracts relating to debt securities ("debt futures," i.e., futures relating to debt securities, and "bond index futures," i.e., futures relating to indexes on types or groups of bonds) and write and buy put and call options relating to interest rate futures contracts.

    A fund will not purchase or sell futures contracts and options thereon for speculative purposes but rather only for the purpose of hedging against changes in the market value of its portfolio securities or changes in the market value of securities that American Century Investment Management, Inc. (manager) anticipates that it may wish to include in the portfolio of a fund. A fund may sell a future or write a call or purchase a put on a future if the manager anticipates that a general market or market sector decline may adversely affect the market value of any or all of the fund's holdings. A fund may buy a future or purchase a call or sell a put on a future if the manager anticipates a significant market advance in the type of securities it intends to purchase for the fund's portfolio at a time when the fund is not invested in debt securities to the extent permitted by its investment policies. A fund may purchase a future or a call option thereon as a temporary substitute for the purchase of individual securities that may then be purchased in an orderly fashion. As securities are purchased, corresponding futures positions would be terminated by offsetting sales.

    The "sale" of a debt future means the acquisition by the fund of an obligation to deliver the related debt securities (i.e., those called for by the contract) at a specified price on a specified date. The "purchase" of a debt future means the acquisition by the fund of an obligation to acquire the related debt securities at a specified time on a specified date. The "sale" of a bond index future means the acquisition by the fund of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the future and the price at which the future is originally struck. No physical delivery of the bonds making up the index is expected to be made. The "purchase" of a bond index future means the acquisition by the fund of an obligation to take delivery of such an amount of cash.

    Unlike when the fund purchases or sells a bond, no price is paid or received by the fund upon the purchase or sale of the future. Initially, the fund will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Cash held in the margin account is not income


STATEMENT OF ADDITIONAL INFORMATION                                          9


producing. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying debt securities or index fluctuates, making the future more or less valuable, a process known as mark to the market. Changes in variation margin are recorded by the fund as unrealized gains or losses. At any time prior to expiration of the future, the fund may elect to close the position by taking an opposite position that will operate to terminate its position in the future. A final determination of variation margin is then made; additional cash is required to be paid by or released to the fund and the fund realizes a loss or a gain.


    When a fund writes an option on a futures contract it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If a fund has written a call, it becomes obligated to assume a "long" or buying position in a futures contract, which means that it is required to take delivery of the underlying securities. If it has written a put, it is obligated to assume a "short" or selling position in a futures contract, which means that it is required to deliver the underlying securities. When the fund purchases an option on a futures contract it acquires a right in return for the premium it pays to assume a position in a futures contract.


    If a fund writes an option on a futures contract it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a future are included in the initial margin deposit.

    For options sold, the fund will segregate cash or high-quality debt securities equal to the value of securities underlying the option unless the option is otherwise covered.

    A fund will deposit in a segregated account with its custodian bank high-quality debt obligations maturing in one year or less, or cash, in an amount equal to the fluctuating market value of long futures contracts it has purchased less any margin deposited on its long position. It may hold cash or acquire such debt obligations for the purpose of making these deposits.

    Changes in variation margin are recorded by a fund as unrealized gains or losses. Initial margin payments will be deposited in the fund's custodian bank in an account registered in the broker's name; access to the assets in that account may be made by the broker only under specified conditions. At any time prior to expiration of a futures contract or an option thereon, a fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract or option. A final determination of variation margin is made at that time; additional cash is required to be paid by or released to it and it realizes a loss or gain.

    Although futures contracts by their terms call for the actual delivery or acquisition of the underlying securities or cash, in most cases the contractual obligation is so fulfilled without having to make or take delivery. The funds do not intend to make or take delivery of the underlying obligation. All transactions in futures contracts and options thereon are made, offset or fulfilled through a clearinghouse associated with the exchange on which the instruments are traded. Although the funds intend to buy and sell futures contracts only on exchanges where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular future at any particular time. In such event, it may not be possible to close a futures contract position. Similar market liquidity risks occur with respect to options.

    The use of futures contracts and options thereon to attempt to protect against the market risk of a decline in the value of portfolio securities is referred to as having a "short futures position." The use of futures contracts and options thereon to attempt to protect against the market risk that a fund might not be fully invested at a time when the value of the securities in which it invests is increasing is referred to as having a "long futures position." The funds must operate within certain restrictions as to long and short positions in futures contracts and options thereon under a rule (CFTC Rule) adopted by the Commodity Futures Trading Commission under the Commodity Exchange Act to be eligible for the exclusion provided by the CFTC Rule from registration by the fund with the CFTC as a "commodity pool operator" (as defined under the CEA), and must represent to the CFTC that it will operate within such restrictions. Under these restrictions a fund will not, as to any positions, whether long, short or a combination


10                                            AMERICAN CENTURY INVESTMENTS


thereof, enter into futures contracts and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of the fund's assets after taking into account unrealized profits and losses on options the fund has entered into; in the case of an option that is "in-the-money" (as defined under the CEA), the in-the-money amount may be excluded in computing such 5%. (In general, a call option on a futures contract is in-the-money if the value of the future exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is in-the-money if the value of the futures contract that is the subject of the put is exceeded by the strike price of the put.) Under the restrictions, a fund also must, as to short positions, use futures contracts and options thereon solely for bona fide hedging purposes within the meaning and intent of the applicable provisions under the CEA. As to its long positions that are used as part of a fund's portfolio strategy and are incidental to the fund's activities in the underlying cash market, the "underlying commodity value" (see below) of the fund's futures contract and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other U.S. dollar-denominated, high-quality, short-term money market instruments so set aside, plus any funds deposited as margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. (There are described above the segregated accounts that a fund must maintain with its custodian bank as to its options and futures contracts activities due to Securities and Exchange Commission requirements. The fund will, as to its long positions, be required to abide by the more restrictive of these SEC and CFTC requirements.) The underlying commodity value of a futures contract is computed by multiplying the size (dollar amount) of the futures contract by the daily settlement price of the futures contract. For an option on a futures contract, that value is the underlying commodity value of the future underlying the option.

    Since futures contracts and options thereon can replicate movements in the cash markets for the securities in which a fund invests without the large cash investments required for dealing in such markets, they may subject a fund to greater and more volatile risks than might otherwise be the case. The principal risks related to the use of such instruments are (i) the offsetting correlation between movements in the market price of the portfolio investments (held or intended) being hedged and in the price of the futures contract or option may be imperfect; (ii) possible lack of a liquid secondary market for closing out futures or options positions; (iii) the need for additional portfolio management skills and techniques; (iv) losses due to unanticipated market price movements; and (v) the bankruptcy or failure of a futures commission merchant holding margin deposits made by the funds and the funds' inability to obtain repayment of all or part of such deposits. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the security being hedged. Such equal price changes are not always possible because the investment underlying the hedging instrument may not be the same investment that is being hedged. The manager will attempt to create a closely correlated hedge, but hedging activity may not be completely successful in eliminating market value fluctuation. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to the following factors that may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest trends by the manager may still not result in a successful transaction. The manager may be incorrect in its expectations as to the extent of various


STATEMENT OF ADDITIONAL INFORMATION                                        11


interest rate movements or the time span within which the movements take place.

    The risk of imperfect correlation between movements in the price of a bond index future and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund's portfolio diverges from the securities included in the applicable index. The price of the bond index future may move more than or less than the price of the securities being hedged. If the price of the bond index future moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the security, a fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the bond index futures, a fund may buy or sell bond index futures in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities being hedged is less than the historical volatility of the bond index. It is also possible that, where a fund has sold futures contracts to hedge its securities against a decline in the market, the market may advance and the value of securities held in the portfolio may decline. If this occurred, a fund would lose money on the futures contract and also experience a decline in value in its portfolio securities. However, while this could occur for a brief period or to a very small degree, over time the value of a portfolio of debt securities will tend to move in the same direction as the market indexes upon which the futures contracts are based.

    Where bond index futures are purchased to hedge against a possible increase in the price of bonds before a fund is able to invest in securities in an orderly fashion, it is possible that the market may decline instead; if the fund then concludes not to invest in securities at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

    The risks of investment in options on bond indexes may be greater than options on securities. Because exercises of bond index options are settled in cash, when a fund writes a call on a bond index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A fund can offset some of the risk of its writing position by holding a portfolio of bonds similar to those on which the underlying index is based. However, a fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as the underlying index and, as a result, bears a risk that the value of the securities held will vary from the value of the index. Even if a fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a fund, as the call writer, will not learn that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security because there, the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value of the exercise date; and by the time it learns that it has been assigned, the index may have


12                                              AMERICAN CENTURY INVESTMENTS


declined with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

    If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the fund exercising the option must pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OFFICERS AND DIRECTORS


    The principal officers and directors of the corporation, their ages (listed in parentheses), principal business experience during the past five years, and their affiliations with the funds' investment manager, American Century Investment Management, Inc. and its transfer agent, American Century Services Corporation, are listed below. The address at which each director and officer listed below may be contacted is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. All persons named as officers of the Corporation also serve in similar capacities for other funds advised by the manager. Those directors that are "interested persons" as defined in the Investment Company Act of 1940 are indicated by an asterisk(*).

    JAMES E. STOWERS JR. (73),* Chairman of the Board and Director; Chairman of the Board, Director and controlling shareholder of American Century Companies, Inc., parent corporation of American Century Investment Management, Inc. and American Century Services Corporation; Chairman of the Board and Director of
American Century Investment Management, Inc. and American Century Services Corporation; father of James E. Stowers III.

    JAMES E. STOWERS III (38),* Director; Chief Executive Officer and Director, American Century Companies, Inc., American Century Investment Management, Inc. and American Century Services Corporation.

    THOMAS A. BROWN (57), Director; Director of Plains States Development, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products.

    ROBERT W. DOERING, M.D. (64), Director; retired, formerly general surgeon.

    ANDREA C. HALL, PH.D. (53), Director; Senior Vice President and Associate Director, Midwest Research Institute.

    D. D. (DEL) HOCK (62), Director; retired, formerly Chairman, Public Service Company of Colorado; Director, Service Tech, Inc., Hathaway Corporation, and J.D. Edwards & Company.

    DONALD H. PRATT (59), Vice Chairman of the Board and Director; President and Director, Butler Manufacturing Company.

    LLOYD T. SILVER JR. (69), Director; President, LSC, Inc., manufacturer's representative.

    M. JEANNINE STRANDJORD (51), Director; Senior Vice President and Treasurer, Sprint Corporation; Director, DST Systems, Inc.

    RICHARD W. INGRAM (42), President; Executive Vice President and Director of Client Services and Treasury Administration of Funds Distributor, Inc. (FDI). Mr. Ingram joined FDI in 1995. Prior to joining FDI, Mr. Ingram served as Vice President and Division Manager for First Data Investor Services Group, Inc. (from March 1994 to November 1995) and before that as Vice President, Assistant Treasurer and Tax Director-Mutual Funds of The Boston Company, Inc. (from 1989 to 1994).

    MARYANNE  ROEPKE,   CPA  (42),  Vice  President,   Treasurer  and  Principal
Accounting Officer; Vice President, American Century Services Corporation.

    PATRICK A. LOOBY (39), Vice President; Vice President, American Century Services Corporation.

    CHRISTOPHER J. KELLEY (33), Vice President; Vice President and Associate General Counsel of FDI. Prior to joining FDI, Mr. Kelley served as Assistant Counsel at Forum Financial Group (from April 1994 to July 1996) and before that as a compliance officer for Putnam Investments (from 1992 to 1994).

    MARY A. NELSON (33), Vice President; Vice President and Manager of Treasury Services and Administration of FDI. Prior to joining FDI, Ms. Nelson served as Assistant Vice President and Client Manager for The Boston Company, Inc. (from 1989 to 1994).



STATEMENT OF ADDITIONAL INFORMATION                                       13


    MERELE A. MAY (35), Controller.

    C. JEAN WADE, CPA (34), Controller.

    The Board of Directors has established four standing committees, the Executive Committee, the Audit Committee, the Compliance Committee and the Nominating Committee.


    Messrs.  Stowers  Jr.  (chairman),  Stowers  III and  Pratt  constitute  the
Executive Committee of the Board of Directors. The committee performs the functions of the Board of Directors between meetings of the Board, subject to the limitations on its power set out in the Maryland General Corporation Law, and except for matters required by the Investment Company Act to be acted upon by the whole Board.

    Ms. Strandjord (chairman), Dr. Doering and Mr. Hock constitute the Audit Committee. The functions of the Audit Committee include recommending the engagement of the funds' independent auditors, reviewing the arrangements for and scope of the annual audit, reviewing comments made by the independent auditors with respect to internal controls and the considerations given or the corrective action taken by management, and reviewing nonaudit services provided by the independent auditors.

    Messrs. Brown (chairman), Pratt , Silver and Dr. Hall constitute the Compliance Committee. The functions of the Compliance Committee include reviewing the results of the funds' compliance testing program, reviewing quarterly reports from the manager to the Board regarding various compliance matters and monitoring the implementation of the funds' Code of Ethics, including violations thereof.

    The Nominating Committee has as its principal role the consideration and recommendation of individuals for nomination as directors. The names of potential director candidates are drawn from a number of sources, including recommendations from members of the Board, management and shareholders. This committee also reviews and makes recommendations to the Board with respect to the composition of Board committees and other Board-related matters, including its organization, size, composition, responsibilities, functions and compensation. The members of the nominating committee are Messrs. Pratt (chairman), Hock and Stowers III.


    The Directors of the corporation also serve as Directors for other funds advised by the manager. Each Director who is not an "interested person" as defined in the Investment Company Act receives for service as a member of the Board of all six such companies an annual director's fee of $44,000, and an additional fee of $1,000 per regular Board meeting attended and $500 per special Board meeting and committee meeting attended. In addition, those Directors who are not "interested persons" and serve as chairman of a committee of the Board of Directors receive an additional $2,000 for such services. These fees and expenses are divided among the six investment companies based upon their relative net assets. Under the terms of the management agreement with the manager, the funds are responsible for paying such fees and expenses.


    Set forth below is the aggregate compensation paid for the periods indicated by the corporation and by the American Century family of funds as a whole to each Director of the corporation who is not an "interested person" as defined in the Investment Company Act.

                                  Aggregate          Total Compensation from
                                 Compensation         the American Century
Director                    from the corporation(1)    Family of Funds(2)
--------------------------------------------------------------------------------
Thomas A. Brown                     $51,000                    $60,000
Robert W. Doering, M.D.              49,500                     49,500
Andrea C. Hall(3)                      0                         8,833
D.D. (Del) Hock                      49,500                     49,500
Linsley L. Lundgaard(3)              51,500                     42,333
Donald H. Pratt                      51,000                     60,000
Lloyd T. Silver Jr.                  49,000                     49,000
M. Jeannine Strandjord               49,000                     48,833
--------------------------------------------------------------------------------

(1) Includes compensation paid to the Directors during the fiscal year ended October 31, 1997, and also includes amounts deferred at the election of the Directors under the American Century Mutual Funds Deferred Compensation Plan for Non-Interested Directors. The total amount of deferred compensation included in the preceding table is as follows: Mr. Brown, $7,016; Mr. Hock, $35,000; Mr. Lundgaard, $20,700; Mr. Pratt, $14,630; Mr. Silver, $36,800;
    and Ms. Strandjord, $35,600.

(2) Includes compensation paid by the 13 investment company members of the American Century family of funds for the calendar year ended December 31, 1997.

(3) Andrea Hall replaced Linsley Lundgaard as an independent director effective November 1, 1997.



14                                              AMERICAN CENTURY INVESTMENTS


    The corporation has adopted the American Century Mutual Funds Deferred Compensation Plan for Non-Interested Directors. Under the Plan, the non-interested person Directors may defer receipt of all or any part of the fees to be paid to them for serving as Directors of the corporation.

    Under the Plan, all deferred fees are credited to an account established in the name of the Directors. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the American Century funds that are selected by the Director. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Directors are allowed to change their designation of mutual funds from time to time.


    No deferred fees are payable until such time as a Director resigns, retires or otherwise ceases to be a member of the Board of Directors. Directors may receive deferred fee account balances either in a lump sum payment or in substantially equal installment payments to be made over a period not to exceed 10 years. Upon the death of a Director, all remaining deferred fee account balances are paid to the Director's beneficiary or, if none, to the Director's estate.


    The Plan is an unfunded plan and, accordingly, American Century has no obligation to segregate assets to secure or fund the deferred fees. The rights of Directors to receive their deferred fee account balances are the same as the rights of a general unsecured creditor of the corporation. The Plan may be terminated at any time by the administrative committee of the Plan. If terminated, all deferred fee account balances will be paid in a lump sum.


    No deferred fees were paid to any Director under the Plan during the fiscal year ended October 31, 1997.


    Those Directors who are "interested persons," as defined in the Investment Company Act, receive no fee as such for serving as a Director. The salaries of such individuals, who are also officers of the funds, are paid by the manager.

MANAGEMENT

    A description of the responsibilities and method of compensation of the funds' manager, American Century Investment Management, Inc., appears in each Prospectus under the heading, "MANAGEMENT."

    During the three most recent fiscal years, the total management fees paid to the manager were as follows:


FUND                                                  Years Ended October 31,
-------------------------------------------------------------------------------
                                 1997             1996             1995
-------------------------------------------------------------------------------

SELECT
  Management fees          $   44,667,241   $   39,305,054   $   40,918,896
  Average net assets        4,476,035,858    3,935,124,830    4,100,172,070

HERITAGE
  Management fees              11,959,662       10,572,605        8,900,956
  Average net assets        1,198,114,508    1,065,351,654      899,947,177

GROWTH
  Management fees              48,473,362       47,632,557       45,713,727
 Average net assets         4,856,408,036    4,789,339,586    4,575,064,437

ULTRA
  Management fees             204,740,370      162,207,777      113,284,379
  Average net assets       20,519,115,082   16,286,747,712   11,330,063,925

VISTA
  Management fees              19,603,205       20,199,050       11,104,694
  Average net assets        1,963,103,523    2,041,214,251    1,123,979,069

GIFTRUST
  Management fees               9,052,939        7,161,935        3,840,425
  Average net assets          903,145,731      731,222,156      389,827,724

BALANCED
  Management fees               9,021,923        8,345,585        7,303,148
  Average net assets          903,406,970      844,937,283      743,379,550

CASH RESERVE
  Management fees               8,526,266        9,593,595        9,546,843
  Average net assets        1,262,210,641    1,375,448,677    1,367,481,447

LIMITED-TERM BOND
  Management fees                  78,059           52,116           40,530
  Average net assets           11,269,508        7,680,716        5,906,790

INTERMEDIATE-TERM BOND
  Management fees                 131,721          108,870           59,552
  Average net assets           17,654,785       14,807,295        8,128,357

BENHAM BOND
  Management fees               1,057,852        1,148,428        1,038,120
  Average net assets          132,387,316      146,071,676      132,239,065

HIGH-YIELD
  Management fees                   8,462               -                -
  Average net assets           10,724,074               -                -

NEW OPPORTUNITIES
  Management fees                2,150,593              -                -
  Average net assets           169,777,445              -                -
-------------------------------------------------------------------------------


STATEMENT OF ADDITIONAL INFORMATION                                       15


    The management fees shown on the previous page include the following fees paid on Advisor and Institutional Class shares:

FUND                                       Years Ended October 31,
-------------------------------------------------------------------------------
                                1997                 1996
-------------------------------------------------------------------------------
SELECT
  Advisor                    $  2,076              $    -
  Institutional                58,797                   -

HERITAGE
  Advisor                         256                   -
  Institutional                   386                   -

GROWTH
  Advisor                       1,341                   -
  Institutional                   520                   -

ULTRA
  Advisor                     151,348               7,146
  Institutional                29,381                   -

VISTA
  Advisor                      47,319               3,127
  Institutional                80,429                   -

BALANCED
  Advisor                      24,173                   -

CASH RESERVE
  Advisor                       1,287                   -

INTERMEDIATE-TERM BOND
  Advisor                         482                   -

BENHAM BOND
  Advisor                         307                   -
-------------------------------------------------------------------------------


    The management agreement shall continue in effect until the earlier of the expiration of two years from the date of its execution, or until the first meeting of shareholders following such execution, and for as long thereafter as its continuance is specifically approved at least annually by (i) the funds' Board of Directors, or by the vote of a majority of the outstanding votes (as defined in the Investment Company Act), and (ii) by the vote of a majority of the Directors of the funds who are not parties to the agreement or interested persons of the manager, cast in person at a meeting called for the purpose of voting on such approval.

    The management agreement provides that it may be terminated at any time without payment of any penalty by the funds' Board of Directors, or by a vote of a majority of the funds' shareholders, on 60 days' written notice to the manager, and that it shall be automatically terminated if it is assigned.

    The management agreement provides that the manager shall not be liable to the funds or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

    The management agreement also provides that the manager and its officers, directors and employees may engage in other business, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.


    Certain investments may be appropriate for one or more funds and also for other clients advised by the manager. Investment decisions for the funds and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investment generally. A particular security may be bought or sold for only one client or fund, or in different amounts and at different times for more than one but less than all clients or funds. In addition, purchases or sales of the same security may be made for two or more clients or funds on the same date. Such transactions will be allocated among clients or funds in a manner believed by the manager to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund.


    The manager may aggregate purchase and sale orders of the funds with purchase and sale orders of its other clients when the manager believes that such aggregation provides the best execution for the funds. The funds' Board of Directors has approved the policy of the manager with respect to the aggregation of portfolio transactions. Where portfolio transactions have been aggregated, the funds participate at the average share price for all transactions in that security on a given day and share transaction costs on a pro rata basis. The manager will not aggregate portfolio transactions of the funds unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the funds and the terms of the management agreement. The manager receives no additional compensation or remuneration as a result of such aggregation.


    On January 31, 1998, the manager was acting as an investment advisor to 10 institutional accounts with an aggregate value of $355,801,021. While each of these clients has unique investment restrictions and guidelines, some have all elected to have their portfolios managed in a manner similar to the portfolio of an existing fund. Accordingly, any time a security is being bought or sold for the fund, it may also be bought or sold for any institutional accounts being managed in a similar manner with a similar



16                                                AMERICAN CENTURY INVESTMENTS



investment objective. The manager anticipates acquiring additional such accounts in the future.

    American Century Services Corporation provides physical facilities, including computer hardware and software and personnel, for the day-to-day administration of the funds and of the manager. The manager pays American Century Services Corporation for such services. The payments by the manager to American Century Services Corporation for the years ending October 31, 1997, 1996 and 1995 have been, respectively, $115,769,224, $118,664,664 and
$100,504,910.


    As stated in each prospectus, all of the stock of American Century Services Corporation and American Century Investment Management, Inc. is owned by American Century Companies, Inc.

CUSTODIANS

    Chase Manhattan Bank, 770 Broadway, 10th Floor, New York, New York 10003-9598, and Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64105, each serves as custodian of the assets of the funds. The custodians take no part in determining the investment policies of the funds or in deciding which securities are purchased or sold by the funds. The funds, however, may invest in certain obligations of the custodians and may purchase or sell certain securities from or to the custodians.

INDEPENDENT AUDITORS


    Deloitte & Touche LLP, 1010 Grand Avenue, Kansas City, Missouri 64106, was appointed to serve as the independent auditors to examine the financial statements of the funds commencing with the fiscal year ended October 31, 1997. As the independent auditors of the funds, Deloitte & Touche provides services including (1) audit of the annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax return filed for each fund.

    Baird, Kurtz & Dobson, 1100 Main Street, Kansas City, Missouri 64105, served as independent auditors for the funds for the period ended October 31, 1996 and for all prior periods.


CAPITAL STOCK

    The funds' capital stock is described in the Prospectuses under the heading, "FURTHER INFORMATION ABOUT AMERICAN CENTURY."


    The corporation currently has 13 series of shares outstanding. Select, Growth, Ultra, Vista, Heritage and Balanced are further divided into four classes. Cash Reserve, Limited-Term Bond, Intermediate-Term Bond, Benham Bond and High Yield are further divided into three classes. See "MULTIPLE CLASS STRUCTURE, " page 18. The funds may in the future issue additional series or classes of shares without a vote of shareholders. The assets belonging to each series or class of shares are held separately by the custodian and the shares of each series or class represent a beneficial interest in the principal, earnings and profit (or losses) of investment and other assets held for each series or class. Your rights as a shareholder are the same for all series or class of securities unless otherwise stated. Within their respective series or class, all shares have equal redemption rights. Each share, when issued, is fully paid and non-assessable. Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value represented by such share on all questions.

    In  the  event  of  complete   liquidation  or  dissolution  of  the  funds,
shareholders of each series or class of shares shall be entitled to receive, pro rata, all of the assets less the liabilities of that series or class.

    As of January 31, 1998, in excess of 5% of the outstanding shares of the following funds were owned of record by:


NAME OF                  SHAREHOLDER
FUND                     AND PERCENTAGE
--------------------------------------------------------------------------------

Growth                   Nationwide Life Insurance Company
                         Columbus, Ohio -- 8.6%

Ultra                    Charles Schwab & Co.
                         San Francisco, California -- 8.7%

                         Nationwide Life Insurance Company
                             Columbus, Ohio -- 6.7%

Vista                    Charles Schwab & Co.
                         San Francisco, California -- 5.8%

Heritage                 Bankers Trust Company as Trustee for
                         Kraft General Foods
                         Jersey City, New Jersey -- 13.1%

                         Bankers Trust Company as Trustee for
                         Philip Morris  Deferred Profit Trust
                         Jersey City, New Jersey -- 6.3%

Limited-Term Bond        American Century Companies, Inc.
                         Kansas City, Missouri -- 59.4%

                         United Missouri Bank as Trustee for
                         Hitatchi Deferred Compensation Plan & Trust
                         Kansas City, Missouri -- 5.0%


STATEMENT OF ADDITIONAL INFORMATION                                        17


NAME OF                  SHAREHOLDER
FUND                     AND PERCENTAGE
--------------------------------------------------------------------------------

Intermediate-Term
Bond                     American Century Companies, Inc.
                         Kansas City, Missouri -- 10.2%

                         Charles Schwab & Co.
                         San Francisco, California - 6.2%

                         The Chase Manhattan Bank as Trustee for
                         Gza Geo Environmental Inc. Restated
                         401(k) Profit Sharing Plan and Trust
                         New York, New York -- 5.3%

Benham Bond              Charles Schwab & Co.
                         San Francisco, California - 6.2%

New Opportunities        American Century Companies, Inc.
                         Kansas City, Missouri -- 5.6%
--------------------------------------------------------------------------------


MULTIPLE CLASS STRUCTURE


    The funds' Board of Directors has adopted a multiple class plan (the "Multiclass Plan") pursuant to Rule 18f-3 adopted by the SEC. Pursuant to such plan, the funds may issue up to four classes of shares: an Investor Class, an Institutional Class, a Service Class and an Advisor Class. Not all funds offer all four classes.

    The Investor Class is made available to investors directly without any load or commission, for a single unified management fee. The Institutional, Service and Advisor Classes are made available to institutional shareholders or through financial intermediaries that do not require the same level of shareholder and administrative services from the manager as Investor Class shareholders. As a result, the manager is able to charge these classes a lower management fee. In addition to the management fee, however, Service Class shares are subject to a Shareholder Services Plan (described on this page), and the Advisor Class shares are subject to a Master Distribution and Shareholder Services Plan (described on page 19). Both plans have been adopted by the funds' Board of Directors and initial shareholder in accordance with Rule 12b-1 adopted by the SEC under the Investment Company Act.


RULE 12-B1

    Rule 12b-1 permits an investment company to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company's Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors and initial shareholder of the funds' Service Class and Advisor Class have approved and entered into a Shareholder Services Plan, with respect to the Service Class, and a Master Distribution and Shareholder Services Plan, with respect to the Advisor Class (collectively, the "Plans"). Both Plans are described below.


    In adopting the Plans, the Board of Directors (including a majority of directors who are not "interested persons" of the funds [as defined in the Investment Company Act], hereafter referred to as the "independent directors") determined that there was a reasonable likelihood that the Plans would benefit the funds and the shareholders of the affected classes. Pursuant to Rule 12b-1, information with respect to revenues and expenses under the Plans is presented to the Board of Directors quarterly for its consideration in connection with its deliberations as to the continuance of the Plans. Continuance of the Plans must be approved by the Board of Directors (including a majority of the independent directors) annually. The Plans may be amended by a vote of the Board of Directors (including a majority of the independent directors), except that the Plans may not be amended to materially increase the amount to be spent for distribution without majority approval of the shareholders of the affected class. The Plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent directors or by vote of a majority of the outstanding voting securities of the affected class.


    All fees paid under the plans will be made in accordance with Section 26 of the Rules of Fair Practice of the National Association of Securities Dealers.

SHAREHOLDER SERVICES PLAN

    As described in the Prospectuses, the funds' Service Class of shares is made available to participants in employer-sponsored retirement or savings plans and to persons purchasing through financial intermediaries, such as banks, broker-dealers and insurance companies. In such circumstances, certain recordkeeping and administrative services that are provided by the funds' transfer agent for the Investor Class shareholders may be performed by a plan sponsor (or its agents) or by a financial intermediary. To


18                                           AMERICAN CENTURY INVESTMENTS



enable the funds' shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds' manager has reduced its management fee by 0.25% per annum with respect to the Service Class shares and the funds' Board of Directors has adopted a Shareholder Services Plan. Pursuant to the Shareholder Services Plan, the Service Class shares pay a shareholder services fee of 0.25% annually of the aggregate average daily assets of the funds' Service Class shares.

    The manager and the funds' distributor, Funds Distributor, Inc. (the "Distributor") enter into contracts with each financial intermediary for the provision of certain shareholder services and utilizes the shareholder services fees received under the Shareholder Services Plan to pay for such services. Payments may be made for a variety of shareholder services, including, but are not limited to, (a) receiving, aggregating and processing purchase, exchange and redemption requests from beneficial owners (including contract owners of insurance products that utilize the funds as underlying investment media) of shares and placing purchase, exchange and redemption orders with the Distributor; (b) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(c) processing dividend payments from a fund on behalf of shareholders and assisting shareholders in changing dividend options, account designations and addresses; (d) providing and maintaining elective services such as check writing and wire transfer services; (e) acting as shareholder of record and nominee for beneficial owners; (f) maintaining account records for shareholders and/or other beneficial owners; (g) issuing confirmations of transactions; (h) providing subaccounting with respect to shares beneficially owned by customers of third parties or providing the information to a fund as necessary for such subaccounting; (i) preparing and forwarding shareholder communications from the funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders and/or other beneficial owners; (j) providing other similar administrative and sub-transfer agency services; and (k) paying "service fees" for the provision of personal, continuing services to investors, as contemplated by the Rules of Fair Practice of the NASD (collectively referred to as "Shareholder Services"). Shareholder Services do not include those activities and expenses that are primarily intended to result in the sale of additional shares of the funds.


MASTER DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

    As described in the Prospectuses, the funds' Advisor Class of shares are also made available to participants in employer-sponsored retirement or savings plans and to persons purchasing through financial intermediaries, such as banks, broker-dealers and insurance companies. The Distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries with respect to the sale of the funds' shares and/or the use of the funds' shares in various investment products or in connection with various financial services.

    As with the Service Class, certain recordkeeping and administrative services that are provided by the funds' transfer agent for the Investor Class shareholders may be performed by a plan sponsor (or its agents) or by a financial intermediary for shareholders in the Advisor Class. In addition to such services, the financial intermediaries provide various distribution services.


    To enable the funds' shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds' manager has reduced its management fee by 0.25% per annum with respect to the Advisor Class shares and the funds' Board of Directors has adopted a Master Distribution and Shareholder Services Plan (the "Distribution Plan"). Pursuant to such Plan, the Advisor Class shares pay a fee of 0.50% annually of the aggregate average daily assets of the funds' Advisor Class shares, 0.25% of which is paid for Shareholder Services (as described above) and 0.25% of which is paid for distribution services.


    Distribution services include any activity undertaken or expense incurred that is primarily intended to result in the sale of Advisor Class shares, which services may include but are not limited to, (a) the payment of sales commissions, ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell Advisor Class shares pursuant to Selling Agreements; (b) compensation to registered representatives or other employees of Distributor who engage in or support distribution of


STATEMENT OF ADDITIONAL INFORMATION                                    19



the funds' Advisor Class shares; (c) compensation to, and expenses (including overhead and telephone expenses) of, Distributor; (d) the printing of prospectuses, statements of additional information and reports for other than existing shareholders; (e) the preparation, printing and distribution of sales literature and advertising materials provided to the funds' shareholders and prospective shareholders; (f) receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports; (g) the providing of facilities to answer questions from prospective investors about fund shares; (h) complying with federal and state securities laws pertaining to the sale of fund shares;
(i) assisting investors in completing application forms and selecting dividend and other account options; (j) the providing of other reasonable assistance in connection with the distribution of fund shares; (k) the organizing and conducting of sales seminars and payments in the form of transactional compensation or promotional incentives; (l) profit on the foregoing; (m) the payment of "service fees" for the provision of personal, continuing services to investors, as contemplated by the Rules of Fair Practice of the NASD and (n) such other distribution and services activities as the manager determines may be paid for by the funds pursuant to the terms of this Agreement and in accordance with Rule 12b-1 of the Investment Company Act.


BROKERAGE

    SELECT, HERITAGE, GROWTH, ULTRA, VISTA, GIFTRUST AND THE EQUITY INVESTMENTS OF BALANCED


    Under the management agreement between the funds and the manager, the manager has the responsibility of selecting brokers to execute portfolio transactions. The funds' policy is to secure the most favorable prices and execution of orders on its portfolio transactions. So long as that policy is met, the manager may take into consideration the factors discussed below when selecting brokers.


    The manager receives statistical and other information and services without cost from brokers and dealers. The manager evaluates such information and services, together with all other information that it may have, in supervising and managing the investments of the funds. Because such information and services may vary in amount, quality and reliability, their influence in selecting brokers varies from none to very substantial. The manager proposes to continue to place some of the funds' brokerage business with one or more brokers who provide information and services. Such information and services will be in addition to and not in lieu of services required to be performed by the manager. The manager does not utilize brokers that provide such information and services for the purpose of reducing the expense of providing required services to the funds.


    In the years ended October 31, 1997, 1996 and 1995, the brokerage commissions of each fund were as follows:

                                    Years Ended October 31,
--------------------------------------------------------------------------------
FUND                       1997             1996              1995
--------------------------------------------------------------------------------
SELECT                $ 6,524,088       $ 8,157,658        $11,363,976
HERITAGE                1,649,678         3,093,265          3,164,737
GROWTH                  5,774,694        10,712,208         13,577,767
ULTRA                  33,165,434        22,985,927         18,911,590
VISTA                   2,569,051         2,246,175          1,750,665
GIFTRUST                1,329,818           886,460            571,349
BALANCED                  957,506         1,038,530            875,207
NEW OPPORTUNITIES         264,978                 -                 -
--------------------------------------------------------------------------------

    In 1997, $49,812,852 of the total brokerage commissions was paid to brokers and dealers who provided information and services on transactions of $52,235,247 (95% of all transactions).


    The brokerage commissions paid by the funds may exceed those which another broker might have charged for effecting the same transactions, because of the value of the brokerage and research services provided by the broker. Research services furnished by brokers through whom the funds effect securities transactions may be used by the manager in servicing all of its accounts, and not all such services may be used by the manager in managing the portfolios of the funds.

    The staff of the SEC has expressed the view that the best price and execution of over-the-counter transactions in portfolio securities may be secured by dealing directly with principal market makers, thereby avoiding the payment of compensation to another broker. In certain situations, the officers of the funds and the manager believe that the facilities,


20                                            AMERICAN CENTURY INVESTMENTS


expert personnel and technological systems of a broker often enable the funds to secure as good a net price by dealing with a broker instead of a principal market maker, even after payment of the compensation to the broker. The funds regularly place its over-the-counter transactions with principal market makers, but may also deal on a brokerage basis when utilizing electronic trading networks or as circumstances warrant.

    CASH RESERVE, LIMITED-TERM BOND, INTERMEDIATE-TERM BOND, BENHAM BOND, HIGH-YIELD AND THE FIXED INCOME INVESTMENTS OF BALANCED

    Under the management agreement between the funds and the manager, the manager has the responsibility of selecting brokers and dealers to execute portfolio transactions. In many transactions, the selection of the broker or dealer is determined by the availability of the desired security and its offering price. In other transactions, the selection of broker or dealer is a function of the selection of market and the negotiation of price, as well as the broker's general execution and operational and financial capabilities in the type of transaction involved. The manager will seek to obtain prompt execution of orders at the most favorable prices or yields. The manager may choose to purchase and sell portfolio securities to and from dealers who provide services or research, statistical and other information to the funds and to the manager. Such information or services will be in addition to and not in lieu of the services required to be performed by the manager, and the expenses of the manager will not necessarily be reduced as a result of the receipt of such supplemental information.

PERFORMANCE ADVERTISING

    Individual fund performance may be compared to various indices including the Standard & Poor's 500 Index, the Dow Jones Industrial Average, Donoghue's Money Fund Average and the Bank Rate Monitor National Index of 2(1)/(2)-year CD rates.

EQUITY FUNDS

    Average annual total return is calculated by determining each fund's cumulative total return for the stated period and then computing the annual compounded return that would produce the cumulative total return if the fund's performance had been constant over that period. Cumulative total return includes all elements of return, including reinvestment of dividends and capital gains distributions.


    The following tables set forth the average annual total return for the various classes of the equity funds and Balanced for the one-, five- and 10-year periods (or the period since inception) ended October 31, 1997, the last day of the funds' fiscal year.


INVESTOR CLASS SHARES:


                                                                      From
FUND                  1 year         5 year          10 year       Inception
--------------------------------------------------------------------------------
SELECT                27.89%         14.79%          13.64%           --
HERITAGE              29.56%         17.10%            --          16.90%(1)
GROWTH                27.85%         13.50%          15.34%           --
ULTRA                 19.95%         20.00%          22.52%           --
VISTA                  0.29%         13.65%          15.62%           --
GIFTRUST               1.95%         22.35%          22.43%           --
BALANCED              16.34%         11.69%            --          12.66%(2)
NEW OPPORTUNITIES       --             --              --           6.20%(3)
--------------------------------------------------------------------------------

(1)  Inception date was November 10, 1987.
(2)  Inception date was October 20, 1988.
(3)  Inception date was December 26, 1996.

INSTITUTIONAL CLASS SHARES:

                                          From                 Inception
FUND                   1 year           Inception                Date
--------------------------------------------------------------------------------
SELECT                   -               18.93%                  3/13/97
HERITAGE                 -                9.34%                  6/16/97
GROWTH                   -                8.27%                  6/16/97
ULTRA                    -               15.28%                 11/14/96
VISTA                    -                0.17%                 11/14/96
--------------------------------------------------------------------------------

ADVISOR CLASS SHARES:

                                          From                 Inception
FUND                   1 year           Inception                Date
--------------------------------------------------------------------------------
SELECT                   -              (2.57)%                  8/8/97
HERITAGE                 -                4.36%                 7/11/97
GROWTH                   -               14.29%                  6/4/97
ULTRA                  19.59%            17.92%                 10/2/96
VISTA                   0.15%           (6.47)%                 10/2/96
BALANCED                 -               13.42%                  1/6/97
--------------------------------------------------------------------------------


    The funds may also advertise average annual total return over periods of time other than one, five and 10 years and cumulative total return over various time periods.


STATEMENT OF ADDITIONAL INFORMATION                                        21



    The following table shows the cumulative total return of the Investor Class of shares of the equity funds and Balanced since their respective dates of inception. The table also shows annual compound rates for Growth and Select from June 30, 1971, which corresponds with the funds' implementation of its current investment philosophy and practices and for all other funds from their respective dates of inception (as noted previously) through October 31, 1997.

                               Cumulative Total             Average Annual
FUND                        Return Since Inception          Compound Rate
--------------------------------------------------------------------------------
SELECT                           6137.32%                      16.99%
HERITAGE                          374.59%                      16.90%
GROWTH                           8629.77%                      18.49%
ULTRA                            1281.04%                      17.84%
VISTA                             443.65%                      12.92%
GIFTRUST                         1132.81%                      19.76%
BALANCED                          193.46%                      12.66%
NEW OPPORTUNITIES                   6.20%                         -
--------------------------------------------------------------------------------


    In addition to the standardized one-, five-, and 10-year (inception) periods, the funds may also advertise performance information for other periods (such as quarterly or three-year). The funds will use the same methodology in calculating performance information for such other periods as it uses in computing performance information for the standardized periods. Performance information for Advisor Class shares will be calculated using the same methodology described under the heading "MULTIPLE CLASS PERFORMANCE ADVERTISING," page 23.

FIXED INCOME FUNDS AND BALANCED

    CASH RESERVE. The yield of Cash Reserve is calculated by measuring the income generated by an investment in the fund over a seven-day period (net of fund expenses). This income is then "annualized." That is, the amount of income generated by the investment over the seven-day period is assumed to be generated over each similar period throughout a full year and is shown as a percentage of the investment. The "effective yield" is calculated in a similar manner but, when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment.


    Based upon these methods of computation, the yield and effective yield for the Investor Class shares of Cash Reserve for the seven days ended October 31, 1997, the last seven days of the fund's fiscal year, was 5.14% and 5.27%, respectively. The yield and effective yield for the Advisor Class shares of Cash Reserve for the seven days ended October 31, 1997, the last seven days of the fund's fiscal year, was 4.89% and 5.01%, respectively.


    OTHER FIXED INCOME FUNDS AND BALANCED. Yield is calculated by adding over a 30-day (or one-month) period all interest and dividend income (net of fund expenses) calculated on each day's market values, dividing this sum by the average number of fund shares outstanding during the period, and expressing the result as a percentage of the fund's share price on the last day of the 30-day (or one-month) period. The percentage is then annualized. Capital gains and losses are not included in the calculation.


    The following table sets forth yield quotations for the various classes of the fixed income funds (other than Cash Reserve) and Balanced for the 30-day period ended October 31, 1997, the last day of the fiscal year pursuant to computation methods prescribed by the SEC.

                                       Investor                 Advisor
FUND                                     Class                   Class
--------------------------------------------------------------------------------
LIMITED-TERM BOND                        5.45%                     -
INTERMEDIATE-TERM BOND                   5.79%                   5.54%
BENHAM BOND                              6.09%                   5.78%
BALANCED                                 2.08%                   1.83%
HIGH-YIELD                               7.41%                     -
--------------------------------------------------------------------------------


    The fixed income funds may also elect to advertise cumulative total return and average annual total return, computed as described above.


    The following table shows the cumulative total return and the average annual total return of the Investor Class of the fixed income funds since their respective dates of inception (as noted) through October 31, 1997.

                              Cumulative
                             Total Return     Average Annual       Date of
FUND                       Since Inception     Total Return      Inception
--------------------------------------------------------------------------------
LIMITED-TERM BOND              22.01%             5.57%            3/1/94
INTERMEDIATE-TERM BOND         25.92%             6.49%            3/1/94
BENHAM BOND                   122.22%             7.77%            3/2/87
HIGH-YIELD                    (0.27)%               -             9/30/97
--------------------------------------------------------------------------------



22                                                  AMERICAN CENTURY INVESTMENTS


ADDITIONAL PERFORMANCE COMPARISONS


    Investors may judge the performance of the funds by comparing their performance to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as the EAFE(reg.tm) Index and those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Shearson Lehman Brothers, Inc. and The Russell 2000 Index, and to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. and the Consumer Price Index. Comparisons may also be made to indices or data published in MONEY, FORBES, BARRON'S, THE WALL STREET JOURNAL, THE NEW YORK TIMES, BUSINESS WEEK, PENSIONS AND INVESTMENTS, USA TODAY, and other similar publications or services. In addition to performance information, general information about the funds that appears in a publication such as those mentioned above or in the Prospectus under the heading "PERFORMANCE ADVERTISING" may be included in advertisements and in reports to shareholders.


PERMISSIBLE ADVERTISING INFORMATION

    From time to time, the funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for one or more of the funds; (5) descriptions of investment strategies for one or more of the funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the funds; (7) comparisons of investment products (including the funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in one or more of the funds. The funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the funds.


MULTIPLE CLASS PERFORMANCE ADVERTISING

    Pursuant to the Multiple Class Plan, the funds may issue additional classes of existing funds or introduce new funds with multiple classes available for purchase. To the extent a new class is added to an existing fund, the manager may, in compliance with SEC and NASD rules, regulations and guidelines, market the new class of shares using the historical performance information of the original class of shares. When quoting performance information for the new class of shares for periods prior to the first full quarter after inception, the original class' performance will be restated to reflect the expenses of the new class and for periods after the first full quarter after inception, actual performance of the new class will be used.


REDEMPTIONS IN KIND


    The funds' policy with regard to redemptions in excess of the lesser of one half of 1% of a fund's assets or $250,000 from its equity funds and Balanced is described in the applicable fund prospectus under the heading "SPECIAL REQUIREMENTS FOR LARGE REDEMPTIONS."



    The funds have elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the funds will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The securities delivered will be selected at the sole discretion of the manager. Such securities will not necessarily be representative of the entire



STATEMENT OF ADDITIONAL INFORMATION                                        23



portfolio and may be securities that the manager regards as least desirable. The method of valuing portfolio securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described in the Prospectus under the heading "HOW SHARE PRICE IS DETERMINED," and such valuation will be made as of the same time the redemption price is determined.


HOLIDAYS


    The funds do not determine the net asset value of their shares on days when the New York Stock Exchange is closed. Currently, the Exchange is closed on Saturdays and Sundays, and on holidays, namely New Year's Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


FINANCIAL STATEMENTS


    The financial statements of the funds, including the Statements of Assets and Liabilities and the Statements of Operations for the fiscal year ended October 31, 1997, and the Statements of Changes in Net Assets for the fiscal years ended October 31, 1996, and 1997, are included in the Annual Reports to shareholders, which are incorporated herein by reference. You may receive copies of the reports without charge upon request to American Century at the address and phone number shown on the cover of this Statement of Additional Information.



24                                               AMERICAN CENTURY INVESTMENTS


P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200


INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575


AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962


WWW.AMERICANCENTURY.COM


                            [American Century logo]
                                    American
                                Century(reg.sm)

9802           [recycled logo]
SH-BKT-11519      Recycled

PART C.  OTHER INFORMATION.

ITEM 24.  Financial Statements and Exhibits.

(a)  Financial Statements

  (i)      Financial Statements filed in Part A of the Registration Statement:

           1.  Financial Highlights.

  (ii) Financial Statements filed in Part B of the Registration Statement (each of the following financial statements is contained in the Registrant's Annual Reports dated October 31, 1997, which are incorporated by reference in Part B of this Registration Statement):

           1.  Statements of Assets and Liabilities at October 31, 1997.

           2.  Statements of Operations for the year ended October 31, 1997.

           3. Statements of Changes in Net Assets for the years ended October 31, 1996 and 1997.

           4.  Notes to Financial Statements as of October 31, 1997.

           5.  Schedule of Investments at October 31, 1997.

           6.  Report of Independent Auditors dated November 26, 1997.

(b) Exhibits (all exhibits not filed herewith are being incorporated herein by reference)

            1.(a) Articles  of Incorporation  of  Twentieth  Century  Investors,
                  Inc., dated July 2, 1990 (filed electronically as an Exhibit to Post-Effective Amendment No. 73 on Form N-1A on February 29, 1996).

              (b) Articles of Amendment of Twentieth  Century  Investors,  Inc.,
                  dated November 20, 1990 (filed electronically as an Exhibit to Post-Effective Amendment No. 73 on Form N-1A on February 29,
                  1996).

              (c) Articles of Merger of  Twentieth  Century  Investors,  Inc., a
                  Maryland corporation and Twentieth Century Investors, Inc., a Delaware corporation, dated February 22, 1991 (filed electronically as an Exhibit to Post-Effective Amendment No. 73 on Form N-1A on February 29, 1996).

              (d) Articles of Amendment of Twentieth  Century  Investors,  Inc.,
                  dated August 11, 1993 (filed electronically as an Exhibit to Post-Effective Amendment No. 73 on Form N-1A on February 29,
                  1996).

              (e) Articles  Supplementary of Twentieth Century Investors,  Inc.,
                  dated September 3, 1993 (filed electronically as an Exhibit to Post-Effective Amendment No. 73 on Form N-1A on February 29,
                  1996).

              (f) Articles  Supplementary of Twentieth Century Investors,  Inc.,
                  dated April 28, 1995 (filed electronically as an Exhibit to Post-Effective Amendment No. 73 on Form N-1A on February 29,
                  1996).

              (g) Articles  Supplementary of Twentieth Century Investors,  Inc.,
                  dated November 17, 1995 (filed electronically as an Exhibit to Post-Effective Amendment No. 73 on Form N-1A on February 29,
                  1996).

              (h) Articles  Supplementary of Twentieth Century Investors,  Inc.,
                  dated January 30, 1996 (filed electronically as an Exhibit to Post-Effective Amendment No. 73 on Form N-1A on February 29,
                  1996).

              (i) Articles  Supplementary of Twentieth Century Investors,  Inc.,
                  dated March 11, 1996 (filed electronically as an Exhibit to Post-Effective Amendment No. 75 on Form N-1A on June 14,
                  1996).

              (j) Articles of Amendment of Twentieth  Century  Investors,  Inc.,
                  dated December 2, 1996 (filed electronically as an Exhibit to Post-Effective Amendment No. 76 on Form N-1A on February 28,
                  1997).

              (k) Articles Supplementary of American Century Mutual Funds, Inc.,
                  dated December 2, 1996 (filed electronically as an Exhibit to Post-Effective Amendment No. 76 on Form N-1A on February 28,
                  1997).

              (l) Articles Supplementary of American Century Mutual Funds, Inc.,
                  dated July 28, 1997 (filed herein as EX-99.B1l).

              (m) Articles Supplementary of American Century Mutual Funds, Inc.,
                  dated December 18, 1997 (filed herein as EX-99.B1m).

           2.(a)  By-laws  of   Twentieth   Century   Investors,   Inc.   (filed
                  electronically as an Exhibit to Post-Effective Amendment No. 73 on Form N-1A on February 29, 1996).

             (b) Amendment to Bylaws of American Century Mutual Funds, Inc. (filed electronically as an Exhibit to Post-Effective Amendment No. 9 on Form N-1A of American Century Capital Portfolios, Inc., Commission File No. 33-64872).

           3. Voting Trust Agreements - None.

           4. Specimen   copy  of  stock   certificate   -  all  series   (filed
              electronically as an Exhibit to Post-Effective Amendment No. 76 on Form N-1A on February 28, 1997.).

           5. Management Agreement between American Century Mutual Funds, Inc. and American Century Investment Management, Inc. dated August 1, 1997 (filed herein as EX-99.B5).

           6. Distribution Agreement between American Century Mutual Funds, Inc. and Funds Distributor, Inc. dated January 15, 1998 (filed electronically as an Exhibit to Post-Effectivement Amendment No. 30 on Form N-1A of American Century Target Maturities Trust, Commission File No. 2-94608).

           7. Bonus and Profit Sharing Plan, Etc. - None.

           8. (a) Global Custody Agreement between The Chase Manhattan Bank and the Twentieth Century and Benham funds, dated August 9, 1996. (filed electronically as an Exhibit to Post-Effective Amendment No. 31 on Form N-1A of American Century Government Income Trust, Commission File No. 2-99222).

              (b) Master  Agreement  between  Commerce Bank,  N.A. and Twentieth
                  Century Services, Inc. dated January 22, 1997 (filed electronically as an Exhibit to Post-Effective Amendment No. 76 on Form N-1A on February 28, 1997).

           9. Transfer Agency Agreement between Twentieth Century Investors, Inc. and Twentieth Century Services, Inc. dated March 1, 1991 (filed electronically as an Exhibit to Post-Effective Amendment No. 76 on Form N-1A on February 28, 1997).

          10. Opinion and Consent of Counsel (filed herein as EX-99.B10).

          11. (a) Consent of Deloitte & Touche LLP (filed herein as EX-99.B11a).

              (b) Consent of Baird, Kurtz & Dobson (filed herein as EX-99.B11b).

          12. Annual Reports of the Registrant dated October 31, 1997 (filed electronically on December 29, 1997).

          13. Agreements for Initial Capital, Etc. -  None.

          14. Model Retirement Plans (filed on May 6, 1991, as Exhibits 14(a)-(d) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A of Twentieth Century World Investors, Inc., Commission File No. 33-39242).

          15. (a) Master Distribution and Shareholder Services Plan of Twentieth Century Capital Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth Century Strategic Asset Allocations, Inc. and Twentieth Century World Investors, Inc. (Advisor Class) dated September 3, 1996 (filed electronically as an Exhibit to Post-Effective Amendment No. 9 on Form N-1A of American Century Capital Portfolios, Inc., Commission File No. 33-64872).

              (b) Amendment  No.  1  to  Master   Distribution  and  Shareholder
                  Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc.(Advisor Class) dated June 13, 1997 (filed electronically as an exhibit to Post-Effective Amendment No. 77 on Form N-1A on July 17, 1997).

              (c) Amendment  No.  2  to  Master   Distribution  and  Shareholder
                  Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated September 30, 1997 (filed herein as EX-99.B15c).

              (d) Shareholder   Services  Plan  of  Twentieth   Century  Capital
                  Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth Century Strategic Asset Allocations, Inc. and Twentieth Century World Investors, Inc. (Service Class) dated September 3, 1996 (filed electronically as an Exhibit to Post-Effective Amendment No. 9 on Form N-1A of American Century Capital Portfolios, Inc., Commission File No. 33-64872).

          16. Schedules For Computation of Advertising Performance Quotations (filed herein as EX-99.B16).

          17. Power of Attorney (filed herein as EX-99.B17).

          18. (a) Multiple Class Plan of Twentieth Century Capital Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth Century Strategic Asset Allocations, Inc. and Twentieth Century World Investors, Inc. dated September 3, 1996 (filed electronically as an Exhibit to Post-Effective Amendment 9 on Form N-1A of American Century Capital Portfolios, Inc., Commission File No. 33-64872).

              (b) Amendment  No. 1 to Multiple  Class Plan of  American  Century
                  Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated June 13, 1997 (filed electronically as an exhibit to Post-Effective Amendment No. 77 on Form N-1A on July 17, 1997).

              (c) Amendment  No. 2 to Multiple  Class Plan of  American  Century
                  Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated September 30, 1997 (filed herein as EX-99.B18c).

          27. (a) Financial Data Schedule for Growth Fund (EX-27.1.1).

              (b) Financial Data Schedule for Select Fund (EX-27.1.2).

              (c) Financial Data Schedule for Ultra Fund (EX-27.1.3).

              (d) Financial Data Schedule for Vista Fund (EX-27.1.4).

              (e) Financial Data Schedule for Giftrust (EX-27.1.5).

              (f) Financial Data Schedule for Cash Reserve Fund (EX-27.4.6).

              (g) Financial Data Schedule for Benham Bond Fund (EX-27.5.7).

              (h) Financial Data Schedule for Heritage Fund (EX-27.1.8).

              (i) Financial Data Schedule for Balanced Fund (EX-27.7.9).

              (j) Financial Data Schedule for Limited-Term Bond Fund
                  (EX-27.5.10).

              (k) Financial Data Schedule for Intermediate-Term Bond Fund
                  (EX-27.5.11).

              (l) Financial Data Schedule for New Opportunities Fund
                  (EX-27.1.12).

              (m) Financial Data Schedule For Benham High-Yield Fund
                  (EX-27.5.13).

ITEM 25. Persons Controlled by or Under Common Control with Registrant - None.

ITEM 26. Number of Holders of Securities.

Title of Class                              Number of Record Holders
                                             as of January 31, 1998

                                      Investor   Institutional   Advisor
                                       Class        Class         Class

Growth Fund                           255,601         -             6
Select Fund                           246,890         2             2
Ultra Investors                       780,787         -            38
Vista Fund                            134,634         -             4
Giftrust                              296,648         -             -
Cash Reserve Fund                      85,144         -             5
Benham Bond Fund                        9,902         -             5
Heritage Fund                          77,757         1             2
Balanced Fund                          52,148         -             8
Limited-Term Bond Fund                    444         -             1
Intermediate-Term Bond Fund             1,176         -             4
New Opportunities Fund                  6,181         -             -
High-Yield Fund                           615         -             -

ITEM 27. Indemnification.

     The Corporation is a Maryland corporation. Section 2-418 of the General Corporation Law of Maryland allows a Maryland corporation to indemnify its directors, officers, employees and agents to the extent provided in such statute.

     Article Eighth of the Articles of Incorporation requires the indemnification of the corporation's directors and officers to the extent permitted by the General Corporation Law of Maryland, the Investment Company Act and all other applicable laws.

     The registrant has purchased an insurance policy insuring its officers and directors against certain liabilities which such officers and directors may incur while acting in such capacities and providing reimbursement to the registrant for sums which it may be permitted or required to pay to its officers and directors by way of indemnification against such liabilities, subject in either case to clauses respecting deductibility and participation.

ITEM 28. Business and Other Connections of Investment Advisor.

     American Century Investment Management, Inc., the investment advisor, is engaged in the business of managing investments for registered investment companies, deferred compensation plans and other institutional investors.

ITEM 29. Principal Underwriters - None.

ITEM 30. Location of Accounts and Records.

     All  accounts,  books and other  documents  required  to be  maintained  by
     Section 31(a) of the 1940 Act, and the rules promulgated thereunder, are in the possession of American Century Mutual Funds, Inc., American Century Services Corporation and American Century Investment Management, Inc., all located at American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

ITEM 31. Management Services - None.

ITEM 32. Undertakings
     a.  Not Applicable.
     b.  Not Applicable.
     c. Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of Registrant's latest annual report to shareholders, upon request and without charge.
     d. The Registrant hereby undertakes that it will, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, call a meeting of shareholders for the purpose of voting upon the question of the removal of a director and to assist in communication with other shareholders as required by Section 16(c).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Twentieth Century Investors, Inc., the
Registrant, has duly caused this Post-Effective Amendment No. 78 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kansas City, State of Missouri on the 26th day of February, 1998.

                                      American Century Mutual Funds, Inc.
                                      (Registrant)

                                      By: /s/Charles A. Etherington
                                          Charles A. Etherington, Vice President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment No. 78 has been signed below by the following persons in the capacities and on the dates indicated.

Signature                   Title                              Date

*Richard W. Ingram          President, Principal Executive     February 26, 1998
Richard W. Ingram           and Principal Financial Officer

*Maryanne Roepke            Vice President, Treasurer and      February 26, 1998
Maryanne Roepke             Principal Accounting Officer

*James E. Stowers, Jr.      Director                           February 26, 1998
James E. Stowers, Jr.

*James E. Stowers III       Director                           February 26, 1998
James E. Stowers III

*Thomas A. Brown            Director                           February 26, 1998
Thomas A. Brown

*Robert W. Doering, M.D.    Director                           February 26, 1998
Robert W. Doering, M.D.

*Andrea C. Hall, Ph.D.      Director                           February 26, 1998
Andrea C. Hall, Ph.D.

*Donald H. Pratt            Director                           February 26, 1998
Donald H. Pratt

*Lloyd T. Silver, Jr.       Director                           February 26, 1998
Lloyd T. Silver, Jr.

*M. Jeannine Strandjord     Director                           February 26, 1998
M. Jeannine Strandjord

*D. D. (Del) Hock           Director                           February 26, 1998
D. D. (Del) Hock

*By /s/Charles A. Etherington
    Charles A. Etherington
    Attorney-in-Fact